UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

BlackRock FundsSM

(Exact name of registrant as specified in charter)

100 Bellevue Parkway Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip code)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FIXED INCOME  LIQUIDITY  EQUITIES  ALTERNATIVESBLACKROCK SOLUTIONS BlackRock
Funds

Equity Portfolios

Annual Report to Shareholders

September 30, 2004

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                                BLACKROCK FUNDS
                               EQUITY PORTFOLIOS
*Large Cap Value Equity
*Large Cap Growth Equity
*Dividend Achievers (TM)
*Mid-Cap Value Equity
*Mid-Cap Growth Equity
                          *Small Cap Value Equity
                          *Small Cap Core Equity
                          *Small Cap Growth Equity
                          *U.S. Opportunities
                          *Global Science & Technology Opportunities
                          *International Equity
                                                     *International
                                                     Opportunities
                                                     *Select Equity
                                                     *Index Equity
                                                     *Balanced

Shareholder Letter..........................................................1
Portfolio Summaries
  Large Cap Value Equity..................................................2-3
  Large Cap Growth Equity.................................................4-5
  Dividend Achievers (TM)...................................................6
  Mid-Cap Value Equity....................................................7-8
  Mid-Cap Growth Equity..................................................9-10
  Small Cap Value Equity................................................11-12
  Small Cap Core Equity.................................................13-14
  Small Cap Growth Equity...............................................15-16
  U.S. Opportunities....................................................17-18
  Global Science & Technology Opportunities.............................19-20
  International Equity..................................................21-22
  International Opportunities...........................................23-24
  Select Equity.........................................................25-26
  Index Equity..........................................................27-28
  Balanced..............................................................29-30
  Note on Performance Information..........................................31
Statement of Net Assets/Schedule of Investments..........................2-73
  Dividend AchieversTM Statement of Assets and Liabilities..................0
  Balanced Statement of Assets and Liabilities.............................73
Portfolio Financial Statements
  Statements of Operations..............................................74-76
  Statements of Changes in Net Assets...................................78-83
  Financial Highlights.................................................84-101
Notes to Financial Statements.........................................102-128
Report of Independent Registered Public Accounting Firm...................129
Fund Management.......................................................130-132
Additional Information....................................................133
DFA Investment Trust Company Annual Report............................135-155

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS
BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.
BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.
BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).
BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                BLACKROCK FUNDS

September 30, 2004

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of the
BlackRock Equity Portfolios for the year ended September 30, 2004. The Annual
Report includes important information on each Portfolio, and is organized as follows:

o   Portfolio Summary -  discusses recent portfolio management activity and highlights total returns.

o   Fund Profile - displays characteristics of each Portfolio's holdings as of
    September 30, 2004.

o   Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

o   Statement of Net Assets (or Schedule of Investments/Statement of Assets and
    Liabilities) -  lists portfolio holdings and includes each holding's market value and number of shares as of September 30, 2004. The Statement of Net Assets also contains the net asset value for each share class of a
    Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o   Statement of Operations -  displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o   Statement of Changes in Net Assets -  compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o   Financial Highlights -  include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the current period and the last five years or since inception.

o   Notes to Financial Statements -  provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o   Fund Management Table -  lists information regarding BlackRock Funds'
    Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     There were two notable developments for the BlackRock Funds family during the annual period that we believe will have a favorable impact on BlackRock
Funds shareholders. Effective July 1, 2004, the Board of Trustees of BlackRock
Funds voted to eliminate the 0.15% shareholder processing fee applicable to
Hilliard Lyons and Investor A, B, and C shares. For the Service shares, the
Board of Trustees voted to eliminate the 0.15% shareholder processing fee and increase the shareholder service fee from 0.15% to 0.25% for a net reduction of up to 0.05% in net expenses after fee waivers and expense reimbursements.
Additionally, on August 25, 2004, BlackRock, Inc. entered into an agreement with MetLife, Inc.(Reg. TM) to acquire the parent company of State Street
Research & Management Company, the investment adviser to the State Street
Research mutual funds. In connection with the transaction, it is being proposed that most of the State Street Research mutual funds will be combined with various BlackRock Portfolios. Should these fund reorganizations be approved by shareholders of the State Street Research mutual funds, BlackRock Funds will expand its fund offerings and services available to shareholders. These reorganizations are expected to be completed in early 2005. In the event that
BlackRock, Inc. does not complete this proposed acquisition, the fund reorganizations will not take place.

     We hope you find the report informative, and we thank you for making
BlackRock part of your
investment strategy.

Sincerely,

/s/ Anne Ackerley
Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                       LARGE CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/04): $240.0 million

Performance Benchmark

     Russell 1000 Value Index

Investment Approach

     Seeks long-term capital appreciation with a secondary objective of current income by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the
Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Value Index.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004.

     o  After the initial rally in lower quality, higher risk stocks experienced throughout the first part of calendar year 2003, the markets continued to advance during the period under review, but the drivers behind performance were significantly different. The market's overall advance in the annual period (10/1/03 through 9/30/04) was strong, with the S&P 500 Index gaining 13.9%, but not as robust as it was during the same time period in the prior year when the index returned 24.4%. Stock prices continued to advance, but investors' appetite for risk clearly changed. During the period, investors favored a more cautious approach, as evidenced by poor returns among riskier, high beta stocks. In terms of size, small cap stocks continued to dominate large caps on the whole, with the Russell 2000 Index soundly outperforming the
Russell 1000 Index by almost 500 basis points. Also, there was a pronounced difference in the performance of growth stocks vs. value stocks, with value outperforming across all capitalization ranges.

     o  During the annual period, the Large Cap Value model was modestly helpful in identifying outperforming stocks. The model's valuation component was particularly strong, driven by factors including forecast earnings-to-price, and book-to-price. In addition, price momentum was another strong area for the model, which helped performance relative to the benchmark.

     o  From a sector perspective, the model worked well across most sectors, with nine of the thirteen sectors posting outperformance relative to the benchmark. The basic materials and the utilities sectors were the strongest performing areas, led by gains from Louisiana Pacific (90%) and Texas Utilities
(107%).

     o  Unfortunately, the relatively few sectors that underperformed, namely telecom, healthcare, and technology, offset the overall strength of the model, leading to the Portfolio's underperformance relative to the benchmark. In telecom, underperformance was driven by Cingular's announcement of its acquisition of AT&T Wireless. In healthcare, the Portfolio's performance was significantly hindered by its position in Merck, which announced the withdrawal of Vioxx, a key Merck offering. Merck's shares sank 26% as a result of the announcement. The technology sector was one of the few sectors in which the model struggled, leading to poor stock selection in this sector throughout the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE
                                EQUITY PORTFOLIO
            AND THE RUSSELL 1000 VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 1000 Value Index
                 -------------          ----------     ------------------------
09/30/1994          $ 10,000              $ 9,548              $ 10,000
12/31/1994            9,979                9,519                 9,842
03/31/1995            10,837               10,327                10,777
06/30/1995            11,693               11,131                11,743
09/30/1995            12,573               11,956                12,769
12/31/1995            13,459               12,784                13,616
03/31/1996            14,222               13,494                14,387
06/30/1996            14,711               13,948                14,635
09/30/1996            15,214               14,410                15,061
12/31/1996            16,715               15,827                16,563
03/31/1997            16,994               16,063                16,987
06/30/1997            19,326               18,238                19,492
09/30/1997            20,944               19,744                21,433
12/31/1997            21,503               20,261                22,390
03/31/1998            24,204               22,768                25,000
06/30/1998            23,841               22,404                25,112
09/30/1998            20,468               19,225                22,203
12/31/1998            23,757               22,280                25,889
03/31/1999            24,028               22,512                26,261
06/30/1999            26,770               25,044                29,222
09/30/1999            23,616               22,079                26,360
12/31/1999            24,622               23,011                27,794
03/31/2000            24,260               22,632                27,927
06/30/2000            23,142               21,564                26,618
09/30/2000            25,090               23,340                28,712
12/31/2000            27,078               25,178                29,745
03/31/2001            25,489               23,650                28,003
06/30/2001            26,233               24,331                29,370
09/30/2001            23,027               21,324                26,153
12/31/2001            24,432               22,596                28,082
03/31/2002            24,324               22,474                29,230
06/30/2002            20,371               18,795                26,741
09/30/2002            16,715               15,418                21,721
12/31/2002            18,579               17,099                23,724
03/31/2003            17,576               16,156                22,569
06/30/2003            20,422               18,769                26,468
09/30/2003            20,714               19,014                27,015
12/31/2003            23,368               21,406                30,848
03/31/2004            24,384               22,314                31,782
06/30/2004            24,461               22,356                32,062
09/30/2004            24,788               22,663                32,557

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year       3 Year        5 Year        10 Year
                                          -----------   ----------   ------------   ----------
     Institutional Class                      19.67%        2.49%         0.97%         9.50%
     Service Class                            19.25%        2.16%         0.67%         9.19%
     Investor A Class (Load Adjusted)         13.81%        0.50%        (0.40)%        8.53%
     Investor A Class (NAV)                   19.19%        2.05%         0.52%         9.03%
     Investor B Class (Load Adjusted)         13.84%        0.12%        (0.57)%        8.30%
     Investor B Class (NAV)                   18.34%        1.27%        (0.25)%        8.30%
     Investor C Class (Load Adjusted)         17.36%        1.28%        (0.23)%        8.31%
     Investor C Class (NAV)                   18.36%        1.28%        (0.23)%        8.31%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4 /20/92; INVESTOR A
SHARES, 5/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/18/96; AND
INVESTOR C SHARES, 8/16/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                       LARGE CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

    Top Ten Holdings (% of long-term
              investments)
Exxon Mobil Corp.              5.7%
Citigroup, Inc.                4.7
General Electric Co.           4.7
Bank of America Corp.          4.4
JPMorgan Chase & Co.           2.7
ChevronTexaco Corp.            2.5
Verizon Communications, Inc.   2.4
SBC Communications, Inc.       2.2
U.S. Bancorp                   2.0
Wachovia Corp.                 2.0
                               ---
     Total                     33.3%
                               =======

 Top Ten Industries (% of long-term
            investments)
Banks                     14.8%
Oil & Gas                 13.0
Finance                    9.9
Insurance                  5.8
Electronics                5.5
Energy & Utilities         5.5
Telecommunications         5.2
Manufacturing              5.1
Entertainment & Leisure    3.3
Real Estate                2.7
                          ----
     Total                70.8%
                          ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,016.60        1,015.00        1,015.60        1,010.80        1,011.20
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.98            5.49            5.85           10.05            9.91

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.00        1,019.48        1,019.13        1,014.88        1,015.03
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.00            5.52            5.87           10.13            9.97

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.79%, 1.09%, 1.16%, 2.00%,  and 1.97% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               3

                       LARGE CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/04): $95.1 million

Performance Benchmark

     Russell 1000 Growth Index

Investment Approach

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizatons equal to those within the universe of Russell 1000 Growth Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 700 growth companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of growth stocks. Using this multi-factor model, the management team identifies stocks with rising earnings expectations that sell at attractive relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000
Growth Index.

Recent Portfolio Management Activity
     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     o  After the initial rally in lower quality, higher risk stocks experienced throughout the first part of calendar year 2003, the markets continued to advance during the period under review, but the drivers behind performance were significantly different. The market's overall advance in the annual period (10/1/03 through 9/30/04) was strong, with the S&P 500 Index gaining 13.9%, but not as robust as it was during the same time period in the prior year when the index returned 24.4%. Stock prices continued to advance, but investors' appetite for risk clearly changed. During the period, investors favored a more cautious approach, as evidenced by poor returns among riskier, high beta stocks. In terms of size, small cap stocks continued to dominate large caps on the whole, with the Russell 2000 Index soundly outperforming the
Russell 1000 Index by almost 500 basis points. Also, there was a pronounced difference in the performance of growth stocks vs. value stocks, with value outperforming across all capitalization ranges.

     o  During the annual period, the Large Cap Growth model was exceptionally strong in identifying outperforming stocks. The model's valuation component was particularly helpful, driven by factors including forecast earnings-to-price, and book-to-price. In addition, the model's earnings expectations component displayed marked improvement throughout the course of the annual period, and its earnings revision component was also a significant contributor to performance.

     o  From a sector perspective, the Portfolio's model worked well across most sectors during the annual period with nine of the 13 sectors outperforming the benchmark, led by gains in consumer cyclical and the financial sectors. In the consumer cyclical sector, returns were propelled by the heady gains of
Black & Decker (94%) and Foot Locker (48%), while Capital One Financial (30%)
led the way in the financial sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH
                                     EQUITY
      PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 1000 Growth Index
                 -------------          ----------     -------------------------
09/30/1994          $ 10,000              $ 9,549               $ 10,000
12/31/1994            9,904                9,444                 10,075
03/31/1995            10,804               10,294                 11,034
06/30/1995            11,772               11,207                 12,119
09/30/1995            12,988               12,343                 13,219
12/31/1995            13,315               12,644                 13,821
03/31/1996            14,158               13,435                 14,563
06/30/1996            14,991               14,206                 15,489
09/30/1996            15,413               14,587                 16,047
12/31/1996            16,025               15,145                 17,016
03/31/1997            15,924               15,043                 17,108
06/30/1997            18,942               17,877                 20,343
09/30/1997            20,606               19,427                 21,872
12/31/1997            20,579               19,371                 22,204
03/31/1998            24,045               22,600                 25,569
06/30/1998            25,569               24,011                 26,729
09/30/1998            23,029               21,595                 24,301
12/31/1998            29,081               27,245                 30,801
03/31/1999            31,375               29,355                 32,758
06/30/1999            31,956               29,876                 34,020
09/30/1999            31,196               29,134                 32,772
12/31/1999            39,696               37,051                 41,013
03/31/2000            42,024               39,156                 43,935
06/30/2000            40,666               37,875                 42,749
09/30/2000            38,338               35,632                 40,450
12/31/2000            29,625               27,497                 31,818
03/31/2001            21,503               19,937                 25,168
06/30/2001            22,438               20,769                 27,287
09/30/2001            17,030               15,758                 21,990
12/31/2001            19,369               17,901                 25,319
03/31/2002            18,845               17,387                 24,665
06/30/2002            15,102               13,935                 20,059
09/30/2002            12,557               11,562                 17,041
12/31/2002            13,399               12,323                 18,259
03/31/2003            13,212               12,129                 18,064
06/30/2003            14,803               13,580                 20,649
09/30/2003            15,308               14,023                 21,457
12/31/2003            16,824               15,404                 23,691
03/31/2004            17,236               15,758                 23,877
06/30/2004            17,460               15,935                 24,340
09/30/2004            16,693               15,227                 23,068

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                   Average Annual Total Return
                                            1 Year         3 Year          5 Year         10 Year
                                          ----------   -------------   --------------   ----------
     Institutional Class                      9.05%         (0.66)%         (11.75)%        5.26%
     Service Class                            8.59%         (1.01)%         (12.04)%        4.93%
     Investor A Class (Load Adjusted)         3.74%         (2.64)%         (12.97)%        4.29%
     Investor A Class (NAV)                   8.59%         (1.14)%         (12.17)%        4.78%
     Investor B Class (Load Adjusted)         3.26%         (3.06)%         (13.09)%        4.08%
     Investor B Class (NAV)                   7.76%         (1.90)%         (12.83)%        4.08%
     Investor C Class (Load Adjusted)         6.77%         (1.87)%         (12.85)%        4.07%
     Investor C Class (NAV)                   7.77%         (1.87)%         (12.85)%        4.07%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A
SHARES, 3/14/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/24/96; AND
INVESTOR C SHARES, 1/24/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                       LARGE CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term investments)
Pfizer, Inc.                            4.6%
Microsoft Corp.                         4.6
Johnson & Johnson                       4.3
Procter & Gamble Co.                    2.9
International Business Machines Corp.   2.8
Intel Corp.                             2.3
American International Group, Inc.      2.2
The Home Depot, Inc.                    2.1
Wal-Mart Stores, Inc.                   2.0
Pepsico, Inc.                           1.8
                                        ---
     Total                              29.6%
                                        =======

    Top Ten Industries (% of long-term
               investments)
Computer Software & Services     11.5%
Pharmaceuticals                  10.3
Retail Merchandising              9.1
Medical Instruments & Supplies    7.7
Manufacturing                     6.6
Computer & Office Equipment       6.4
Electronics                       5.3
Finance                           5.2
Medical & Medical Services        4.7
Soaps & Cosmetics                 3.7
                                 ----
     Total                       70.5%
                                 ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     968.50          965.70          966.30          962.30          962.30
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.04            5.50            6.19            9.96            9.96

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        --------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,020.85        1,019.33        1,018.62        1,014.72        1,014.72
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.15            5.67            6.38           10.28           10.28

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.82%, 1.12%, 1.26%, 2.03%, and 2.03% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               5

                       DIVIDEND ACHIEVERS PORTFOLIO(TM)

Inception Date: September 8, 2004

Total Net Assets (9/30/04): $2.0 million

Performance Benchmark

     Russell 1000 Value Index
Investment Approach

     Seeks to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization common stocks with long-term consistent dividend-paying histories. The Portfolio normally invests at least 80% of its assets in common stocks included in the universe of common stocks which Mergent(Reg. TM), a recognized provider of financial information, has identified as Dividend Achievers(TM). To qualify for the Dividend Achievers(TM) universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent(Reg. TM) such as liquidity, asset size and number of shareholders. The Portfolio will be constructed from a broad universe of stocks that the management team believes to be value stocks and all stocks in the Dividend Achievers(TM) universe. The management team screens these issuers utilizing BlackRock's proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate the
Portfolio's holdings. The Portfolio will be constructed with consideration of the characteristics of the Russell 1000 Value Index, such as style, sector, industry, capitalization and volatility. The Portfolio may invest up to 20% of its assets in common stocks of issuers that are not included in the Dividend
Achievers(TM) universe, and in fixed income securities when, in the opinion of the management team, it is advantageous for the Portfolio to do so.

--------------------------------------------------------------------------------
FUND PROFILE

    Top Ten Holdings (% of long-term
              investments)
Exxon Mobil Corp.              5.6%
General Electric Co.           5.1
ChevronTexaco Corp.            4.3
Citigroup, Inc.                4.3
Bank of America Corp.          3.9
Wells Fargo & Co.              2.6
Altria Group, Inc.             2.4
SBC Communications, Inc.       2.4
Verizon Communications, Inc.   1.9
McDonald's Corp.               1.9
                               ---
     Total                     34.4%
                               =======

   Top Ten Industries (% of
    long-term investments)
Finance              12.5%
Oil & Gas            11.4
Banks                11.4
Insurance             6.4
Electronics           5.8
Energy & Utilities    5.0
Telecommunications    4.8
Real Estate           4.8
Chemicals             3.5
Manufacturing         3.4
                     ----
  Total              69.0%
                     ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 8, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (9/8/04)          $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     996.00          996.00          996.00          996.00          996.00
Expenses Incurred
 During Period
 (9/8/04 - 9/30/04)              0.54            0.72            0.78            1.23            1.23

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (9/8/04)          $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,024.45        1,024.27        1,024.21        1,023.75        1,023.75
Expenses Incurred
 During Period
 (9/8/04 - 9/30/04)              0.55            0.73            0.79            1.25            1.25

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.90%, 1.20%, 1.30%, 2.05%, and  2.05% for the Institutional, Service
Classes, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 22/366 (to reflect the period the fund was open during the one-half year period).

6

                        MID-CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/04): $34.5 million

Performance Benchmark

     Russell Midcap Value Index

Investment Approach

     Seeks long-term capital appreciation by investing primarily in mid-capitalization stocks believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S.
mid-capitalization value companies (market capitalizations between $1 billion and $10 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004.

     o  For the first half of the annual period, the Portfolio rose sharply as a result of the strong economic recovery. The Institutional share class of the
Portfolio outperformed its benchmark whereas the Service and Investor A share classes performed in line with the benchmark. Investor B and C share classes underperformed the benchmark. Positive stock selection in the consumer discretionary and consumer staples sectors benefited performance. Within consumer discretionary, our gaming holdings added substantial value, benefiting from increased attendance at casinos and other gaming locations, and the expansion of gaming into new jurisdictions. Robust consumer spending also aided our holdings in the consumer staples sector, where we experienced broad success.

     o  Holdings in the financial sector also boosted the Portfolio's performance during this period, with the best results coming from our positions in commercial banks. Our information technology holdings contributed to the
Portfolio's overall gain, but could not keep pace with those of the Index.
Sector allocation decisions did not contribute materially to performance during this period.

     o  In the second half of the annual period, all share classes underperformed the benchmark. The utilities sector was the top performing sector in the Portfolio on good stock selection. Stock selection in the information technology and consumer discretionary sectors also added value, but were overshadowed by negative results in the consumer staples and financials sectors. Our insurance holdings accounted for the poor performance in the financial sector, with Allmerica Financial Corporation retreating after being a top performer in 2003.

     o  In the third quarter of 2004, we increased our investments in the materials and utilities sectors, while reducing our positions in the industrials and consumer discretionary sectors. As of quarter-end, the
Portfolio's largest overweight was in the industrials sector. The largest relative underweight was in the financials sector. In general, sector allocation is a function of our bottom-up stock selection process, and is therefore dependent on where we find attractive stocks within the universe.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE
                                EQUITY PORTFOLIO
               AND THE RUSSELL MIDCAP VALUE INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional          Investor A     Russell Midcap Value Index
                 -------------          ----------     --------------------------
12/27/1996          $ 10,000              $ 9,551               $ 10,000
12/31/1996            10,000                9,551                  9,930
03/31/1997            10,084                9,618                 10,099
06/30/1997            11,383               10,839                 11,371
09/30/1997            12,911               12,274                 12,822
12/31/1997            12,857               12,220                 13,343
03/31/1998            14,289               13,560                 14,676
06/30/1998            13,476               12,766                 14,299
09/30/1998            11,144               10,549                 12,347
12/31/1998            12,670               11,972                 14,022
03/31/1999            11,997               11,330                 13,585
06/30/1999            13,479               12,718                 15,105
09/30/1999            12,001               11,302                 13,498
12/31/1999            12,812               12,057                 14,008
03/31/2000            13,179               12,383                 14,149
06/30/2000            12,637               11,863                 13,911
09/30/2000            13,765               12,904                 15,254
12/31/2000            14,618               13,684                 16,695
03/31/2001            13,549               12,673                 16,105
06/30/2001            14,550               13,589                 17,240
09/30/2001            12,624               11,777                 15,249
12/31/2001            14,072               13,121                 17,083
03/31/2002            15,131               14,079                 18,432
06/30/2002            14,194               13,193                 17,571
09/30/2002            11,630               10,809                 14,416
12/31/2002            11,727               10,878                 15,435
03/31/2003            11,318               10,485                 14,809
06/30/2003            13,205               12,214                 17,459
09/30/2003            13,577               12,540                 18,496
12/31/2003            15,538               14,354                 21,311
03/31/2004            16,506               15,222                 22,450
06/30/2004            16,857               15,526                 22,838
09/30/2004            16,796               15,459                 23,234

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                   Average Annual Total Return
                                             1 Year       3 Year       5 Year      From Inception
                                          -----------   ----------   ----------   ---------------
     Institutional Class                      23.82%        9.99%        6.96%          6.91%
     Service Class                            23.43%        9.66%        6.64%          6.59%
     Investor A Class (Load Adjusted)         17.69%        7.83%        5.50%          5.77%
     Investor A Class (NAV)                   23.28%        9.49%        6.46%          6.40%
     Investor B Class (Load Adjusted)         17.86%        7.69%        5.35%          5.66%
     Investor B Class (NAV)                   22.36%        8.68%        5.67%          5.66%
     Investor C Class (Load Adjusted)         21.36%        8.68%        5.67%          5.66%
     Investor C Class (NAV)                   22.36%        8.68%        5.67%          5.66%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B AND INVESTOR C SHARES WAS 12 /27/96. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed

                                                                               7

                        MID-CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term investments)
Sovereign Bancorp, Inc.                 3.2%
The Black & Decker Corp.                2.7
Talisman Energy, Inc.                   2.5
Fisher Scientific International, Inc.   2.4
Regis Corp.                             2.4
Popular, Inc.                           2.4
Briggs & Stratton Corp.                 2.3
Jarden Corp.                            2.3
Banknorth Group, Inc.                   2.3
McAfee, Inc.                            2.2
                                        ---
     Total                              24.7%
                                        =======

   Top Ten Industries (% of long-term
              investments)
Manufacturing                  13.2%
Banks                          12.6
Energy & Utilities              8.7
Retail Merchandising            7.9
Oil & Gas                       7.0
Insurance                       6.0
Computer Software & Services    5.9
Finance                         4.8
Entertainment & Leisure         4.5
Medical & Medical Services      3.9
                               ----
     Total                     74.5%
                               ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,017.60        1,016.90        1,015.50        1,011.50        1,011.50
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.36            7.87            8.47           12.37           12.37

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,018.62        1,017.10        1,016.50        1,012.55        1,012.55
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.38            7.90            8.51           12.45           12.45

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.26%, 1.56%, 1.68%, 2.46%, and 2.46% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

                        MID-CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/04): $122.2 million

Performance Benchmark

     Russell Midcap Growth Index
Investment Approach
     Seeks long-term capital appreciation by investing in mid-capitalization stocks that the portfolio management team believes have above-average earnings growth potential. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalization between $1 billion and $10 billion). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The portfolio management team uses a bottom up investment style and selects securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).
Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     o  During the fourth quarter of 2003, all share classes of the Portfolio modestly underperformed the benchmark.  Stock selection within the health care sector, particularly the Portfolio's holdings in health care equipment and supplies, and health care providers and services industries, was one of the strongest contributors to performance. Another area where stock selection was strong was within the information technology sector. Conversely, despite positive stock returns within the consumer staples sector, our holdings within the sector underperformed those within the index. Holdings within the consumer discretionary sector also detracted from relative performance.

     o  During the first quarter of 2004, all share classes of the Portfolio outperformed the benchmark.  Stock selection within the information technology sector, particularly within the communications equipment and software industries, was one of the strongest contributors to performance. Stock selection was also a benefit in the consumer discretionary sector. Holdings in the specialty retail industry were particularly robust. In terms of sector selection, the Portfolio's overweight in the energy and healthcare sectors also contributed positively to performance. There were performance detractors, however, with notable laggards being security selection within the biotechnology and healthcare providers and services industries.

     o  In the second half of the annual period, sector selection contributed negatively to relative performance, led by the Portfolio's overweight in the health care sector and underweight in the financials sector. The Portfolio's overweight in the energy sector, however, contributed positively to relative performance. In general, sector allocation is a function of our bottom-up stock selection process, and is therefore dependent on where we find attractive stocks within the universe.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH
                                EQUITY PORTFOLIO
              AND THE RUSSELL MIDCAP GROWTH INDEX FROM INCEPTION.

                                   [LINE CHART]

                 Institutional          Investor A     Russell Midcap Growth Index
                 -------------          ----------     ---------------------------
12/27/1996          $ 10,000              $ 9,551               $ 10,000
12/31/1996            10,040                9,589                 10,009
03/31/1997            8,930                8,520                  9,644
06/30/1997            10,570               10,067                 11,063
09/30/1997            12,200               11,595                 12,612
12/31/1997            11,521               10,946                 12,265
03/31/1998            12,963               12,295                 13,729
06/30/1998            13,135               12,449                 13,721
09/30/1998            11,218               10,618                 11,430
12/31/1998            14,093               13,316                 14,456
03/31/1999            16,050               15,157                 14,951
06/30/1999            18,058               17,026                 16,508
09/30/1999            19,288               18,163                 15,682
12/31/1999            31,151               29,306                 21,874
03/31/2000            37,868               35,584                 26,494
06/30/2000            34,322               32,191                 24,531
09/30/2000            36,964               34,623                 25,151
12/31/2000            27,667               25,887                 19,305
03/31/2001            20,360               19,041                 14,462
06/30/2001            20,852               19,457                 16,802
09/30/2001            16,002               14,920                 12,131
12/31/2001            18,865               17,563                 15,414
03/31/2002            18,673               17,376                 15,142
06/30/2002            15,660               14,546                 12,377
09/30/2002            12,947               12,007                 10,251
12/31/2002            13,481               12,486                 11,191
03/31/2003            13,545               12,548                 11,189
06/30/2003            15,810               14,608                 13,288
09/30/2003            16,173               14,920                 14,239
12/31/2003            18,074               16,668                 15,971
03/31/2004            19,442               17,917                 16,743
06/30/2004            19,677               18,083                 16,919
09/30/2004            18,715               17,189                 16,186

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                    Average Annual Total Return
                                             1 Year       3 Year         5 Year       From Inception
                                          -----------   ----------   -------------   ---------------
     Institutional Class                      15.72%        5.36%         (0.60)%          8.41%
     Service Class                            15.42%        5.04%         (0.90)%          8.08%
     Investor A Class (Load Adjusted)          9.99%        3.22%         (2.01)%          7.23%
     Investor A Class (NAV)                   15.20%        4.83%         (1.10)%          7.87%
     Investor B Class (Load Adjusted)          9.89%        2.98%         (1.99)%          7.12%
     Investor B Class (NAV)                   14.39%        4.07%         (1.81)%          7.12%
     Investor C Class (Load Adjusted)         13.39%        4.07%         (1.80)%          7.13%
     Investor C Class (NAV)                   14.39%        4.07%         (1.80)%          7.13%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B AND INVESTOR C SHARES WAS 12 /27/96. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                               9

                        MID-CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

 Top Ten Holdings (% of long-term investments)
Willis Group Holdings Ltd.             2.9%
McAfee, Inc.                           2.6
BISYS Group, Inc.                      2.6
Laboratory Corp. of America Holdings   2.4
Staples, Inc.                          2.3
GTECH Holdings Corp.                   2.3
St. Jude Medical, Inc.                 2.3
Limited Brands, Inc.                   2.3
Manpower, Inc.                         2.3
Ceridian Corp.                         2.2
                                       ---
     Total                             24.2%
                                       =======

     Top Ten Industries (% of long-term
                investments)
Computer Software & Services       14.9%
Pharmaceuticals                    11.2
Retail Merchandising               11.1
Medical Instruments & Supplies     10.0
Medical & Medical Services          8.3
Oil & Gas                           7.2
Business Services                   6.2
Semiconductors & Related Devices    5.1
Telecommunications                  4.5
Restaurants                         3.0
                                   ----
     Total                         81.5%
                                   ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     962.60          960.30          959.30          956.10        1,024.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.03            7.50            8.08           11.93           12.40

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,018.77        1,017.25        1,016.65        1,012.65        1,012.60
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.23            7.75            8.35           12.35           12.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.23%, 1.53%, 1.65%, 2.44%, and 2.45% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

10

                       SMALL CAP VALUE EQUITY PORTFOLIO

Total Net Assets (9/30/04): $132.1 million

Performance Benchmark

     Russell 2000 Value Index

Investment Approach

     Seeks long-term capital appreciation by investing in small capitalization stocks of companies believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80%
of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004.

     o  During the first half of the annual period, the Portfolio rose sharply as a result of the strong economic recovery. Institutional and Service share classes of the Portfolio outperformed the benchmark. The other share classes underperformed the benchmark. The consumer discretionary and consumer staples sectors featured the best stock selection, but were somewhat offset by stock selection decisions in the information technology and health care sectors.

     o  Within consumer discretionary, our gaming holdings added substantial value, benefiting from increased attendance at casinos and other gaming locations, and the expansion of gaming into new jurisdictions. Robust consumer spending also aided our holdings in the consumer staples sector, where we experienced broad success. Sector selection contributed positively, and our underweight position in financials added value.

     o  In the second half of the annual period, all share classes of the
Portfolio underperformed the benchmark. The industrials sector posted the strongest returns in the Portfolio, bolstered by positive stock selection across multiple industries. This was overshadowed, however, by stock selection in consumer discretionary and financials. Performance in these two sectors led the Portfolio to fall short of the Index. Our gaming holdings which had performed well in the first half, pulled back during this period and accounted for the weakness in the consumer discretionary sector. Within financials, our insurance holdings accounted for the poor performance in the sector, with
Allmerica Financial Corporation retreating after being a top performer in 2003.

     o  Our underweight in the information technology sector provided positive results in the second half, and we maintain that position as we believe that expectations for many of these stocks remain too high. During the third quarter, we increased our investments in the financials and utilities sectors.
We reduced our holdings in the industrials sector and sold several stocks which had reached our price targets, but still have an overweight in the sector. In general, sector allocation is a function of our bottom-up stock selection process, and is therefore dependent on where we find attractive stocks within the universe. In addition to technology, we also remain underweight in the financials sector, largely due to our underexposure to Real Estate Investment
Trusts.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE
                                EQUITY PORTFOLIO
            AND THE RUSSELL 2000VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 2000 Value Index
                 -------------          ----------     ------------------------
09/30/1994          $ 10,000              $ 9,550              $ 10,000
12/31/1994            9,814                9,369                 9,703
03/31/1995            10,139                9,672                10,062
06/30/1995            10,728               10,218                10,945
09/30/1995            11,743               11,169                11,856
12/31/1995            12,085               11,489                12,202
03/31/1996            12,732               12,084                12,737
06/30/1996            13,170               12,477                13,257
09/30/1996            13,227               12,517                13,455
12/31/1996            14,486               13,711                14,809
03/31/1997            14,370               13,578                14,772
06/30/1997            17,041               16,087                17,001
09/30/1997            19,491               18,380                19,193
12/31/1997            19,663               18,515                19,516
03/31/1998            21,207               19,941                21,147
06/30/1998            20,094               18,873                20,384
09/30/1998            16,171               15,177                16,741
12/31/1998            18,440               17,290                18,261
03/31/1999            15,732               14,721                16,491
06/30/1999            18,454               17,246                19,221
09/30/1999            17,015               15,892                17,718
12/31/1999            17,547               16,367                17,990
03/31/2000            17,988               16,757                18,676
06/30/2000            18,278               17,017                19,041
09/30/2000            19,934               18,529                20,438
12/31/2000            21,119               19,632                22,095
03/31/2001            20,454               18,992                22,310
06/30/2001            22,840               21,179                24,906
09/30/2001            20,027               18,545                21,585
12/31/2001            22,349               20,671                25,194
03/31/2002            24,256               22,409                27,609
06/30/2002            22,836               21,082                27,023
09/30/2002            18,375               16,929                21,270
12/31/2002            18,638               17,160                22,317
03/31/2003            18,402               16,926                21,183
06/30/2003            22,059               20,264                25,997
09/30/2003            23,879               21,902                28,005
12/31/2003            27,572               25,259                32,589
03/31/2004            29,772               27,245                34,844
06/30/2004            29,620               27,087                35,139
09/30/2004            28,862               26,366                35,192

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                  Average Annual Total Return
                                             1 Year        3 Year        5 Year       10 Year
                                          -----------   -----------   -----------   -----------
     BlackRock Class                          20.95%        12.98%        11.16%        11.19%
     Institutional Class                      20.87%        12.95%        11.15%        11.18%
     Service Class                            20.45%        12.59%        10.82%        10.85%
     Investor A Class (Load Adjusted)         14.98%        10.74%         9.65%        10.18%
     Investor A Class (NAV)                   20.38%        12.45%        10.66%        10.69%
     Investor B Class (Load Adjusted)         14.95%        10.77%         9.56%         9.89%
     Investor B Class (NAV)                   19.45%        11.60%         9.83%         9.89%
     Investor C Class (Load Adjusted)         18.53%        11.60%         9.84%         9.89%
     Investor C Class (NAV)                   19.53%        11.60%         9.84%         9.89%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A
SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND
INVESTOR C SHARES, 10/1/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              11

                       SMALL CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

 Top Ten Holdings (% of long-term investments)
Handleman Co.                          2.6%
Washington Group International, Inc.   2.4
Jarden Corp.                           2.2
Regis Corp.                            2.1
Briggs & Stratton Corp.                2.1
Sky Financial Group, Inc.              1.9
Cytec Industries, Inc.                 1.9
Ocular Sciences, Inc.                  1.8
Provident Bankshares Corp.             1.8
Sybron Dental Specialties, Inc.        1.8
                                       ---
     Total                             20.6%
                                       =======

   Top Ten Industries (% of long-term
              investments)
Banks                          12.2%
Oil & Gas                      11.2
Retail Merchandising            9.2
Manufacturing                   8.2
Entertainment & Leisure         6.7
Finance                         5.3
Computer Software & Services    4.7
Medical & Medical Services      4.2
Construction                    4.0
Food & Agriculture              3.6
                               ----
     Total                     69.3%
                               ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                  950.70          969.40          967.30          967.70          964.30          964.30
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    5.01            4.78            6.25            6.54            9.92           10.17

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,019.80        1,020.09        1,018.57        1,018.27        1,014.77        1,014.52
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    5.20            4.91            6.43            6.73           10.23           10.48

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.10%, 0.97%, 1.27%, 1.33%, 2.02%, and 2.07% for BlackRock, the
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period) except BlackRock class which was multiplied by 171/366 (to reflect the period this class was open during the one-half year period).

12

                        SMALL CAP CORE EQUITY PORTFOLIO

Total Net Assets (9/30/04): $9.5 million

Performance Benchmark

     Russell 2000 Index

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of U.S. small capitalization companies
(market capitalizations under $2 billion). The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     o  During the first half of the annual period the portfolio rose sharply, benefiting from the strong economic recovery. Positive stock selection across many sectors accounted for the Portfolio's outperformance of the benchmark.
Holdings in information technology (IT) produced the greatest results, led by investments in communications equipment and internet software and services stocks. Strong same-store sales numbers posted during this period propelled the
Portfolio's specialty retail stocks, making the consumer discretionary sector another significant positive contributor to the Portfolio's performance.

     o  Stock selection in the financials, health care, and industrials sectors also added value during the first half of the annual period, and there were no major detractors. Sector allocation was flat for the period, with slightly positive results in some sectors canceling out slightly negative effects in others.

     o  In the second half of the annual period, small cap stocks receded from their rapid ascent, and the Portfolio slightly underperformed the benchmark during this period. IT stocks sold off as investors switched to a more defensive stance amidst rising interest rates and oil prices. This sector was the largest detractor in the Portfolio, though the Portfolio's underweight positioning proved beneficial during the period. Stock selection in the financials sector also hampered returns as some of the Portfolio's insurance holdings performed relatively poorly. Specialty retail holdings boosted the
Portfolio again in the second half of the year, and we continue to find attractive investments in this industry.

     o  Recently, we've added exposure to the financials, energy, and consumer staples sectors, while trimming holdings in consumer discretionary and information technology. As of the end of the third quarter of 2004, the
Portfolio remained underweight in financials, favoring stocks in the industrial and healthcare sectors over interest-rate sensitive investments.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE
                                EQUITY PORTFOLIO
                   AND THE RUSSELL 2000 INDEX FROM INCEPTION.

                              [LINE CHART]

                 Institutional          Investor A     Russell 2000 Index
                 -------------          ----------     ------------------
01/02/2002          $ 10,000              $ 9,497           $ 10,000
03/31/2002            10,680               10,142             10,420
06/30/2002            10,010                9,506              9,550
09/30/2002            8,350                7,930              7,506
12/31/2002            8,900                8,452              7,968
03/31/2003            8,570                8,139              7,610
06/30/2003            10,750               10,209              9,392
09/30/2003            11,990               11,387             10,245
12/31/2003            14,009               13,285             11,733
03/31/2004            15,566               14,744             12,467
06/30/2004            15,586               14,753             12,526
09/30/2004            14,929               14,120             12,168

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                      Average Annual Total Return
                                             1 Year      From Inception
                                          -----------   ---------------
     Institutional Class                      24.41%          15.73%
     Service Class                            24.07%          15.62%
     Investor A Class (Load Adjusted)         17.72%          13.41%
     Investor A Class (NAV)                   23.90%          15.56%
     Investor B Class (Load Adjusted)         18.56%          14.27%
     Investor B Class (NAV)                   23.06%          15.28%
     Investor C Class (Load Adjusted)         22.06%          15.28%
     Investor C Class (NAV)                   23.06%          15.28%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              13

                        SMALL CAP CORE EQUITY PORTFOLIO

FUND PROFILE

     Top Ten Holdings (% of long-term
               investments)
Inveresk Research Group, Inc.     2.4%
Navigant Consulting, Inc.         2.2
TIBCO Software, Inc.              2.1
Harvest Natural Resources, Inc.   1.7
Hologic, Inc.                     1.7
Digitas, Inc.                     1.7
Nu Skin Enterprises, Inc.         1.5
Kerzner International, Ltd.       1.5
Laureate Education, Inc.          1.5
Jarden Corp.                      1.5
                                  ---
     Total                        17.8%
                                  =======

   Top Ten Industries (% of long-term
              investments)
Oil & Gas                      9.9%
Banks                          9.7
Medical & Medical Services     8.4
Business Services              6.8
Computer Software & Services   6.7
Entertainment & Leisure        5.9
Pharmaceuticals                5.7
Electronics                    4.3
Construction                   4.0
Retail Merchandising           3.6
                               ---
     Total                     65.0%
                               =======

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     959.10          955.90          957.70          954.30          954.30
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.37            7.82            8.52           12.17           12.07

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,018.42        1,016.90        1,016.19        1,012.39        1,012.50
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.58            8.10            8.81           12.61           12.50

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.60%, 1.74%, 2.49%, and 2.47% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

14

                       SMALL CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (9/30/04): $471.7 million

Performance Benchmark

     Russell 2000 Growth Index

Investment Approach

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies (market capitalization under $2 billion). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom-up investment style and selects securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).
Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     o  During the fourth quarter of 2003, the Portfolio strongly outperformed its benchmark index. Positive stock selection was the primary contributor to the Portfolio's performance as holdings within the consumer discretionary, healthcare, industrials and information technology sectors appreciated significantly. Stock selection in information technology was the biggest contributor to performance. In particular, stock selection was strong within the semiconductors and semiconductor equipment, Internet software and services, and software industries. Strong security selection within the industrial, commercial services and supplies and machinery industry sectors also added value to the Portfolio.

     o  Also during the fourth quarter of 2003, the Portfolio suffered from poor stock selection in the financial sector, as positions in the capital markets industry lagged. Despite positive stock returns within the energy sector, our holdings within the sector underperformed those within the index.
The Portfolio's underweight in the financial sector also negatively affected relative performance.
     o  In the first quarter of 2004, all share classes outperformed the benchmark. Stock selection within the healthcare and industrials sectors benefited performance. Strong stock selection within the industrial, commercial services and supplies, aerospace and defense industry sectors also added value to the Portfolio, as did stock selection within information technology, especially within the Internet software and services industry.

     o  In the second half of the annual period, security selection within the consumer discretionary sector was the main detractor from relative performance, with holdings in the media and specialty retail industries among the laggards.
However, stock selection within the consumer discretionary sector was one of the strongest contributors to relative performance during the third quarter of
2004. During the quarter, we increased our positions in the consumer discretionary, information technology, and materials sectors, while reducing our exposure to the energy and industrials sectors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH
                                EQUITY PORTFOLIO
           AND THE RUSSELL 2000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 2000 Growth Index
                 -------------          ----------     -------------------------
09/30/1994          $ 10,000              $ 9,547               $ 10,000
12/31/1994            10,807               10,311                  9,926
03/31/1995            11,478               10,943                 10,470
06/30/1995            12,977               12,358                 11,509
09/30/1995            14,850               14,132                 12,818
12/31/1995            15,945               15,094                 13,007
03/31/1996            17,989               17,009                 13,754
06/30/1996            20,596               19,453                 14,558
09/30/1996            21,662               20,462                 14,434
12/31/1996            20,980               19,793                 14,472
03/31/1997            16,899               15,916                 12,954
06/30/1997            20,576               19,367                 15,228
09/30/1997            25,104               23,590                 17,805
12/31/1997            22,911               21,505                 16,346
03/31/1998            25,116               23,537                 18,288
06/30/1998            24,164               22,628                 17,238
09/30/1998            19,598               18,327                 13,384
12/31/1998            24,601               22,970                 16,548
03/31/1999            25,272               23,591                 16,270
06/30/1999            26,403               24,618                 18,670
09/30/1999            28,406               26,458                 17,752
12/31/1999            42,427               39,483                 23,680
03/31/2000            51,052               47,452                 25,879
06/30/2000            46,247               42,877                 23,972
09/30/2000            46,312               42,852                 23,019
12/31/2000            36,782               34,018                 18,369
03/31/2001            27,728               25,634                 15,576
06/30/2001            29,827               27,534                 18,376
09/30/2001            21,430               19,754                 13,216
12/31/2001            24,150               22,223                 16,674
03/31/2002            22,726               20,891                 16,347
06/30/2002            19,568               17,960                 13,781
09/30/2002            16,429               15,064                 10,816
12/31/2002            17,542               16,059                 11,627
03/31/2003            16,794               15,366                 11,176
06/30/2003            20,791               19,008                 13,875
09/30/2003            22,379               20,447                 15,328
12/31/2003            27,235               24,834                 17,272
03/31/2004            29,225               26,611                 18,236
06/30/2004            28,604               26,042                 18,253
09/30/2004            26,505               24,106                 17,155

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                  Average Annual Total Return
                                             1 Year       3 Year         5 Year        10 Year
                                          -----------   ----------   -------------   -----------
     Institutional Class                      18.43%        7.34%         (1.38)%        10.24%
     Service Class                            18.07%        7.01%         (1.64)%         9.88%
     Investor A Class (Load Adjusted)         12.71%        5.25%         (2.75)%         9.20%
     Investor A Class (NAV)                   18.00%        6.86%         (1.84)%         9.70%
     Investor B Class (Load Adjusted)         12.50%        5.00%         (2.77)%         8.99%
     Investor B Class (NAV)                   17.00%        6.04%         (2.54)%         8.99%
     Investor C Class (Load Adjusted)         16.09%        6.07%         (2.52)%         9.00%
     Investor C Class (NAV)                   17.09%        6.07%         (2.52)%         9.00%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9 /14 /93; SERVICE AND
INVESTOR A SHARES, 9/15 /93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES,
9/6/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              15

                       SMALL CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

    Top Ten Holdings (% of long-term
              investments)
Navigant Consulting, Inc.       2.4%
Laureate Education, Inc.        2.3
Too, Inc.                       2.0
Inveresk Research Group, Inc.   2.0
McDATA Corp.                    2.0
Airgas, Inc.                    1.9
DigitalNet Holdings, Inc.       1.8
Hologic, Inc.                   1.8
Forest Oil Corp.                1.8
Watson Wyatt & Co. Holdings     1.8
                                ---
     Total                      19.8%
                                =======

     Top Ten Industries (% of long-term
                investments)
Computer Software & Services       17.6%
Business Services                  15.0
Oil & Gas                           9.2
Retail Merchandising                8.6
Medical Instruments & Supplies      6.4
Pharmaceuticals                     6.2
Medical & Medical Services          5.7
Semiconductors & Related Devices    3.9
Broadcasting                        3.8
Chemicals                           2.9
                                   ----
     Total                         79.3%
                                   ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     906.90          905.70          905.90          901.70          901.80
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.53            5.72            6.10            9.79            9.94

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,020.19        1,018.93        1,018.52        1,014.57        1,014.42
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.81            6.08            6.48           10.43           10.58

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.95%, 1.20%, 1.28%, 2.06%, and 2.09% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16

                         U.S. OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/04): $100.9 million

Performance Benchmark

     S&P/Citigroup Extended Market Index U.S. ("S&P/Citigroup EMI U.S.")

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. emerging capitalization companies
(defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI U.S. stocks) with relatively attractive earnings growth potential and valuation. The portfolio management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed its benchmark for the year ended September 30, 2004.

     o  During the first half of the annual period, the Portfolio outperformed its benchmark. The chief contributors to this outperformance were our long-standing macro-strategy positions, which favors industrials and materials, and strong stock selection. Materials stocks, particularly metals and mining, were the strongest areas. Several factors contributed to this sector's strength, including a weak U.S. dollar, lack of capacity expansion and improving global demand. The Portfolio's allocation to financials also contributed to its outperformance. The Portfolio had no exposure to REITs during the period, which underperformed the index, and was overweight capital markets-related companies, which rose sharply during the period.

     o  The information technology (IT) and healthcare sectors detracted from performance during the first half of the annual period. After a strong performance in January 2004, investing in the IT sector became more challenging as growth slowed and companies began to miss earnings. The Portfolio's overweight, combined with poor stock selection, hurt its performance relative to the benchmark. Healthcare was also a relative underperformer due to poor stock selection.

     o  In the second half of the annual period, the Portfolio's performance was aided by the positions in the industrials, materials and utilities sectors.
Conversely, exposure to the financial services, energy and consumer discretionary sectors hindered relative performance. The Portfolio benefited from strong stock picking in the industrials sector. Elsewhere in the Portfolio a lack of exposure to REITs was a negative contributor to performance. Despite a selloff in the REIT sector in April 2004, the sector rebounded sharply as investors continue to seek financial instruments that provide income and interest rates remain at relatively low levels.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES
                                   PORTFOLIO,
                 AND THE S&P/CITIGROUP EMI U.S. FROM INCEPTION.

                              [LINE CHART]

                 Institutional          Investor A     Citigroup EMI U.S.
                 -------------          ----------     ------------------
05/01/1998          $ 10,000              $ 9,497           $ 10,000
06/30/1998            10,950               10,399              9,518
09/30/1998            9,390                8,908              7,732
12/31/1998            13,030               12,346              9,126
03/31/1999            15,880               15,033              8,645
06/30/1999            20,950               19,810              9,897
09/30/1999            24,730               23,362              9,234
12/31/1999            41,897               39,519             11,107
03/31/2000            55,260               52,070             12,415
06/30/2000            53,197               50,079             11,970
09/30/2000            50,359               47,349             12,452
12/31/2000            38,649               36,289             11,544
03/31/2001            30,128               28,258             10,447
06/30/2001            36,305               34,009             11,892
09/30/2001            27,054               25,311              9,716
12/31/2001            33,256               31,085             11,524
03/31/2002            30,464               28,435             12,034
06/30/2002            25,578               23,840             11,072
09/30/2002            20,257               18,863              9,084
12/31/2002            20,381               18,951              9,693
03/31/2003            19,854               18,451              9,318
06/30/2003            23,732               22,014             11,230
09/30/2003            25,686               23,811             12,104
12/31/2003            30,122               27,890             13,843
03/31/2004            31,503               29,127             14,689
06/30/2004            31,782               29,362             14,773
09/30/2004            31,549               29,127             14,495

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                   Average Annual Total Return
                                             1 Year       3 Year       5 Year      From Inception
                                          -----------   ----------   ----------   ---------------
     Institutional Class                      22.83%        5.26%        4.99%          19.61%
     Service Class                            22.50%        4.93%        4.64%          19.23%
     Investor A Class (Load Adjusted)         16.22%        3.01%        3.45%          18.13%
     Investor A Class (NAV)                   22.33%        4.79%        4.51%          19.08%
     Investor B Class (Load Adjusted)         16.85%        2.90%        3.46%          18.22%
     Investor B Class (NAV)                   21.35%        3.99%        3.73%          18.22%
     Investor C Class (Load Adjusted)         20.30%        3.99%        3.71%          18.21%
     Investor C Class (NAV)                   21.30%        3.99%        3.71%          18.21%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B, AND INVESTOR C SHARES WAS 5/1/98. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              17

                         U.S. OPPORTUNITIES PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term
            investments)
Noble Energy, Inc.          1.5%
Hilton Hotels Corp.         1.4
Chesapeake Energy Corp.     1.3
Joy Global, Inc.            1.3
UGI Corp.                   1.3
PPL Corp.                   1.3
Colonial Bancgroup, Inc.    1.3
EGL, Inc.                   1.3
Comverse Technology, Inc.   1.3
MDU Resources Group, Inc.   1.2
                            ---
     Total                  13.2%
                            =======

   Top Ten Industries (% of long-term
              investments)
Business Services              7.4%
Oil & Gas                      7.2
Banks                          6.6
Pharmaceuticals                6.3
Telecommunications             6.1
Energy & Utilities             6.0
Retail Merchandising           5.4
Computer Software & Services   5.1
Entertainment & Leisure        4.5
Insurance                      3.8
                               ---
     Total                     58.4%
                               =======

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,001.50        1,000.50        1,000.00          995.80          995.20
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       8.01            9.35           10.20           13.97           14.07

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,016.90        1,015.53        1,014.67        1,010.83        1,010.72
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       8.10            9.47           10.33           14.18           14.28

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.60%, 1.87%, 2.04%, 2.80%, and 2.82% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

18

              GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/04): $27.2 million

Performance Benchmark

     Pacific Stock Exchange Technology Index
Investment Approach
     Seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify stocks that have above average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004.

     o  During the first half of the annual period, the Global Science and
Technology Opportunities Portfolio outperformed the S&P 500(Reg. TM) Index, but underperformed the Pacific Stock Exchange Technology Index. Notably, both the information technology and healthcare sectors, which are the Portfolio's main focus areas, underperformed the broader market as investors favored areas biased to cyclical earnings recovery. The information technology sector's underperformance was more pronounced in the first quarter of 2004 as investors began to take profits, particularly in sub-industries that had performed well.

     o  In late January, the Portfolio changed its benchmark to the Pacific
Stock Exchange Technology Index from the S&P 500(Reg. TM). The new benchmark more adequately reflects the universe of securities in which the portfolio will invest.

     o  During the second half of the annual period, the Portfolio underperformed the S&P 500(Reg. TM) and the Pacific Stock Exchange Technology
Index. Again, both the information technology and healthcare sectors significantly underperformed the broader market. In the information technology sector, mixed enterprise spending resulted in an inventory correction period that pressured earnings estimates and valuations. Unfavorable stock selection in the Portfolio, combined with excess exposure to semiconductors and semiconductor capital equipment stocks detracted from performance relative to the benchmark. In healthcare, strong stock selection in the pharmaceutical industry failed to offset select issues in the biotechnology industry.
Additionally, the Portfolio's underexposure to the more defensive healthcare equipment industry detracted from performance relative to the benchmark.
Lastly, during the third quarter of 2004, the Portfolio's smaller capitalization bias and exposure to Asian equities was a performance hindrance, as these asset classes experienced weak absolute returns.

     o  As of the end of the third quarter of 2004, the Portfolio was exposed to two key segments of the global economy - life sciences and information technology. Throughout the fiscal year, the Porfolio was meaningfully underweight the information technology sector due to a combination of fundamental concerns and excess valuations. In contrast, the Porfolio was marginally overweight the healthcare and telecommunication services sectors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE &
                                   TECHNOLOGY
    OPPORTUNITIES PORTFOLIO, THE PACIFIC STOCK EXCHANGE TECHNOLOGY INDEX AND
                   THE S&P 500(REG. TM) INDEX FROM INCEPTION.

                                                   [LINE CHART]

                 Institutional          Investor A     Pacific Stock Exchange Technology Index       S&P 500 Index
                 -------------          ----------     ---------------------------------------       -------------
05/15/2000          $ 10,000              $ 9,497                     $ 10,000                          $ 10,000
06/30/2000            11,400               10,826                       10,789                             9,734
09/30/2000            12,490               11,842                       10,178                             9,640
12/31/2000            9,490                8,993                        7,983                             8,886
03/31/2001            6,190                5,859                        6,494                             7,832
06/30/2001            6,830                6,448                        7,121                             8,291
09/30/2001            4,410                4,160                        5,077                             7,074
12/31/2001            5,850                5,518                        6,752                             7,830
03/31/2002            5,680                5,347                        6,732                             7,851
06/30/2002            4,520                4,245                        5,049                             6,799
09/30/2002            3,600                3,381                        3,795                             5,625
12/31/2002            3,820                3,580                        4,512                             6,099
03/31/2003            3,660                3,428                        4,497                             5,907
06/30/2003            4,760                4,454                        5,545                             6,817
09/30/2003            5,460                5,109                        6,084                             6,997
12/31/2003            6,070                5,670                        6,887                             7,849
03/31/2004            6,270                5,840                        7,059                             7,982
06/30/2004            5,820                5,423                        7,275                             8,119
09/30/2004            5,410                5,043                        6,736                             7,967

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                             Average Annual Total Return
                                              1 Year        3 Year      From Inception
                                          -------------   ----------   ---------------
     Institutional Class                       (1.10)%        7.05%         (13.09)%
     Service Class                             (1.29)%        6.73%         (13.31)%
     Investor A Class (Load Adjusted)          (6.18)%        4.83%         (14.48)%
     Investor A Class (NAV)                    (1.30)%        6.63%         (13.46)%
     Investor B Class (Load Adjusted)          (6.51)%        4.68%         (14.54)%
     Investor B Class (NAV)                    (2.10)%        5.73%         (14.14)%
     Investor C Class (Load Adjusted)          (3.08)%        5.73%         (14.14)%
     Investor C Class (NAV)                    (2.10)%        5.73%         (14.14)%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE. ON JANUARY
28, 2004, THE COMPARATIVE INDEX CHANGED FROM THE S&P 500(REG. TM) INDEX TO THE
PACIFIC STOCK EXCHANGE TECHNOLOGY INDEX BECAUSE THE NEW INDEX MORE ADEQUATELY
REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              19

              GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term investments)
Cisco Systems, Inc.                     2.2%
KLA Tencor Corp.                        2.2
International Business Machines Corp.   2.1
Microsoft Corp.                         2.0
Boston Scientific Corp.                 1.9
Samsung Electronics Co., Ltd.           1.7
Genentech, Inc.                         1.7
Chiron Corp.                            1.6
Applied Materials, Inc.                 1.6
Accenture, Ltd.                         1.6
                                        ---
     Total                              18.6%
                                        =======

     Top Ten Industries (% of long-term
                investments)
Computer Software & Service        23.5%
Pharmaceuticals                    16.7
Semiconductors & Related Devices   10.6
Telecommunications                  7.6
Computer & Office Equipment         6.9
Electronics                         6.4
Medical Instruments & Supplies      4.6
Measuring & Controlling Devices     3.3
Business Services                   2.9
Medical & Medical Services          2.0
                                   ----
     Total                         84.5%
                                   ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     862.80          862.90          863.40          857.90          857.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       6.66            8.06            8.85           12.31           12.26

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,017.76        1,016.24        1,015.38        1,011.58        1,011.64
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       7.24            8.76            9.62           13.42           13.37

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.43%, 1.73%, 1.90%, 2.65%, and 2.64% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20

                        INTERNATIONAL EQUITY PORTFOLIO

Total Net Assets (9/30/04): $31.5 million

Performance Benchmark

     Morgan Stanley Capital International Europe, Australia and Far East Index
("MSCI EAFE").

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of issuers located in countries included in the MSCI EAFE. The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.\^

     o  During the last quarter of 2003, the International Equity Portfolio marginally underperformed its benchmark, the MSCI EAFE Index. The primary detractor from performance was the Portfolio's underexposure to more risky, smaller cap, economically sensitive stocks, which led Index performance for the quarter.

     o  During the first quarter of 2004, investors became more focused on sustainable returns rather than just high price momentum stocks, which was a factor that helped the Portfolio's performance versus the benchmark index.
Overall, we focused the Portfolio on areas with stronger secular themes, including an overweight in both the developed and emerging markets of Asia. The
Portfolio remained modestly underweight in Japan primarily due to a cautious view on the impact of currency strength on this country's leading exporters.
Overall, the Portfolio was modestly biased towards sectors that have higher economic sensitivity with a notable bias towards industrials at the expense of the technology sector.

     o  The second quarter of 2004 saw an inflection point in the interest rate cycle as the Federal Reserve raised rates, thereby initiating the first meaningful period of monetary tightening since 1994.  Aside from obvious concerns about the highly leveraged U.S. economy, investors also began to fret about the sustainability of the Chinese growth phenomenon.  In this environment, investor preferences were heavily skewed towards the more
'defensive' areas of the market, such as oil, staples and utilities, where the fund was not heavily represented.  In addition, the Emerging Markets asset class suffered a severe bout of profit taking, which impacted our holdings in
Korea, Thailand, and Brazil.

     o  During the third quarter of 2004, performance was notably stronger versus the benchmark, with a wide range of holdings providing these higher returns. Sector allocation was also a contributing factor, primarily from being close to zero weighted in technology stocks.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
                                     EQUITY
              PORTFOLIO AND THE MSCI EAFE FOR THE PAST TEN YEARS.

                             [LINE CHART]

                 Institutional          Investor A           MSCI EAFE
                 -------------          ----------          ----------
09/30/1994          $ 10,000              $ 9,497             $ 10,000
12/31/1994            9,587                9,096                9,898
03/31/1995            9,518                9,023               10,082
06/30/1995            9,862                9,336               10,155
09/30/1995            10,246                9,687               10,579
12/31/1995            10,540                9,969               11,007
03/31/1996            10,796               10,195               11,325
06/30/1996            11,282               10,640               11,504
09/30/1996            11,067               10,421               11,490
12/31/1996            11,439               10,764               11,673
03/31/1997            11,361               10,674               11,490
06/30/1997            12,593               11,811               12,981
09/30/1997            12,715               11,918               12,890
12/31/1997            12,036               11,260               11,881
03/31/1998            13,769               12,869               13,628
06/30/1998            13,867               12,927               13,773
09/30/1998            11,821               11,017               11,815
12/31/1998            13,894               12,950               14,256
03/31/1999            14,104               13,119               14,455
06/30/1999            14,724               13,655               14,822
09/30/1999            15,201               14,083               15,473
12/31/1999            18,216               16,852               18,101
03/31/2000            17,439               16,118               18,082
06/30/2000            16,696               15,414               17,365
09/30/2000            15,220               14,038               15,965
12/31/2000            14,678               13,511               15,536
03/31/2001            12,855               11,819               13,407
06/30/2001            12,516               11,466               13,267
09/30/2001            10,693                9,786               11,409
12/31/2001            11,365               10,391               12,205
03/31/2002            11,444               10,452               12,267
06/30/2002            11,405               10,403               12,007
09/30/2002            9,179                8,347                9,637
12/31/2002            9,349                8,506               10,259
03/31/2003            8,354                7,588                9,417
06/30/2003            9,781                8,873               11,231
09/30/2003            10,213                9,252               12,144
12/31/2003            11,922               10,783               14,218
03/31/2004            12,742               11,523               14,835
06/30/2004            12,980               11,745               14,867
09/30/2004            13,285               12,016               14,826

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return\^
                                             1 Year       3 Year         5 Year        10 Year
                                          -----------   ----------   -------------   ----------
     Institutional Class                      30.20%        7.54%         (2.64)%        2.89%
     Service Class                            29.87%        7.20%         (2.93)%        2.58%
     Investor A Class (Load Adjusted)         23.34%        5.28%         (4.11)%        1.85%
     Investor A Class (NAV)                   29.87%        7.08%         (3.12)%        2.38%
     Investor B Class (Load Adjusted)         25.03%        5.39%         (3.98)%        1.74%
     Investor B Class (NAV)                   29.53%        6.43%         (3.70)%        1.74%
     Investor C Class (Load Adjusted)         28.32%        6.77%         (3.49)%        1.85%
     Investor C Class (NAV)                   29.32%        6.77%         (3.49)%        1.85%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/27/92; INVESTOR A
SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND
INVESTOR C SHARES, 12/5/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

\^PERFORMANCE INFORMATION REFLECTS A NON-RECURRING CONTRIBUTION OF $.47 PER
SHARE MADE IN FEBRUARY OF 2004. WITHOUT THIS CONTRIBUTION, THE PORTFOLIO'S
PERFORMANCE WOULD HAVE BEEN LOWER. FOR EXAMPLE, THE AVERAGE ANNUAL TOTAL RETURN
FOR THE 1, 3, 5, AND 10 YEAR PERIODS ENDED SEPTEMBER 30, 2004 WOULD HAVE BEEN
24.11%, 5.83%, -3.57%, AND 2.40% FOR THE INSTITUTIONAL CLASS (NAV), AND 17.40%,
3.56%, -5.06%, AND 1.35% FOR THE INVESTOR A CLASS (LOAD ADJUSTED).

THE BOARD OF TRUSTEES OF THE BLACKROCK FUNDS HAS VOTED TO CLOSE THE
INTERNATIONAL EQUITY PORTFOLIO TO NEW PURCHASES AND EXCHANGES EFFECTIVE AS OF
NOVEMBER 1, 2004 AND TO TERMINATE AND WIND UP THE AFFAIRS OF THE PORTFOLIO ON
OR ABOUT JANUARY 21, 2005.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              21

                        INTERNATIONAL EQUITY PORTFOLIO

FUND PROFILE

    Top Ten Holdings (% of long-term investments)
Vodafone Group Ord (United Kingdom)          3.3%
Shell Transport & Trading Co. Plc (United
  Kingdom)                                   2.8
Roche Holding AG (Switzerland)               2.8
Sanofi-Aventis (France)                      2.7
Syngenta AG (Switzerland)                    2.6
Toyota Motor Corp. (Japan)                   2.5
Eni SpA (Italy)                              2.5
Deutsche Telekom AG (Germany)                2.4
Bank of Austria Creditanstalt AG (Austria)   2.2
HSBC Holdings Plc (United Kingdom)           2.1
                                             ---
     Total                                   25.9%
                                             =======

  Top Ten Countries (% of
  long-term investments)
Japan            20.6%
United Kingdom   18.1
France           14.7
Germany           8.7
Switzerland       7.1
Netherlands       6.9
Australia         3.2
Hong Kong         2.7
Italy             2.5
Greece            2.3
                 ----
  Total          86.8%
                 ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,043.60        1,043.30        1,042.80        1,043.60        1,041.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       5.98            7.05            8.38           11.29           12.00

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,019.08        1,018.01        1,016.70        1,013.81        1,013.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       5.92            6.99            8.30           11.19           11.90

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.17%, 1.38%, 1.64%, 2.21%, and 2.35% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22

                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

Total Net Assets (9/30/04): $315.6 million

Performance Benchmark

     S&P/Citigroup Extended Market Index Global Ex-U.S.("S&P/Citigroup EMI
Global Ex-U.S.")

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI Global Ex-U.S. stocks). The
Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify stocks that have above average return potential. The factors and the weight assigned to a factor may change depending on market conditions.
The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the annual period.

     o  The Portfolio started the annual period strong on an absolute and relative basis. The chief contributors to the outperformance were the cyclical gearing of the portfolio and strong stock selection in the materials and industrial sectors. Currency was also a strong feature in the fourth quarter of
2003 as the U.S. Dollar moved sharply lower. Forward currency contracts helped insulate the Portfolio from the negative consequences of being underweight markets with strong currencies, particularly the British Pound and the Canadian and Australian Dollars.

     o  The market began the 2004 calendar year by consolidating the impressive gains of the prior year. The consolidation accelerated in the second quarter of
2004, following a strong U.S. jobs report in April 2004 that triggered an unwinding of cyclical trades, both sector-wise and geographically. The
Portfolio underperformed during this period of consolidation when energy, healthcare and consumer staples were among the best performing sectors. The biggest contributors to the poor performance in the first and second quarters of 2004 on a relative basis were an overweight in basic materials, and underweights coupled with poor stock selection in healthcare and consumer staples. Net exposure to emerging markets also detracted from performance.

     o  The global economy proved to be stronger than consensus expectations, however, and global GDP forecasts were revised upward throughout the annual period. This set the stage for a strong cyclical advance during the third quarter of 2004. Against this backdrop, the Portfolio outperformed its benchmark. The chief contributors to this outperformance were overweights and superior stock selection in energy, materials and industrials. Exposure to emerging markets was also a positive contributor to performance.

     o  The Portfolio ended the annual period levered to continued, but moderating, global economic expansion. The Portfolio is modestly overweight industrials, materials, and emerging markets.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
                                 OPPORTUNITIES
       PORTFOLIO AND THE S&P/CITIGROUP EMI GLOBAL EX-U.S. FROM INCEPTION.

                                    [LINE CHART]

                 Institutional          Investor A     Citigroup EMI Global Ex-U.S.
                 -------------          ----------     ----------------------------
09/26/1997          $ 10,000              $ 9,497                $ 10,000
09/30/1997            9,970                9,468                  10,028
12/31/1997            9,483                8,996                   8,904
03/31/1998            11,384               10,788                  10,356
06/30/1998            11,997               11,350                  10,158
09/30/1998            9,614                9,092                   8,574
12/31/1998            10,538                9,935                   9,681
03/31/1999            10,764               10,127                   9,846
06/30/1999            12,722               11,963                  10,587
09/30/1999            14,601               13,702                  11,070
12/31/1999            26,522               24,889                  12,137
03/31/2000            33,056               30,958                  12,420
06/30/2000            28,509               26,693                  12,053
09/30/2000            28,037               26,213                  11,372
12/31/2000            24,365               22,749                  10,613
03/31/2001            21,041               19,625                   9,586
06/30/2001            21,601               20,118                   9,847
09/30/2001            18,501               17,205                   8,290
12/31/2001            20,182               18,744                   9,056
03/31/2002            22,684               21,046                   9,630
06/30/2002            22,821               21,140                   9,742
09/30/2002            18,961               17,546                   8,045
12/31/2002            19,572               18,098                   8,433
03/31/2003            18,812               17,370                   8,064
06/30/2003            21,825               20,130                   9,934
09/30/2003            24,850               22,890                  11,272
12/31/2003            29,217               26,892                  13,071
03/31/2004            30,974               28,478                  14,351
06/30/2004            29,828               27,397                  14,316
09/30/2004            30,451               27,949                  14,481

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                    Average Annual Total Return
                                             1 Year        3 Year        5 Year      From Inception
                                          -----------   -----------   -----------   ---------------
     Institutional Class                      22.59%        18.09%        15.84%          17.22%
     Service Class                            22.20%        17.76%        15.46%          16.85%
     Investor A Class (Load Adjusted)         15.98%        15.56%        14.14%          15.79%
     Investor A Class (NAV)                   22.11%        17.55%        15.32%          16.65%
     Investor B Class (Load Adjusted)         16.68%        15.80%        14.24%          15.81%
     Investor B Class (NAV)                   21.18%        16.67%        14.48%          15.81%
     Investor C Class (Load Adjusted)         20.12%        16.67%        14.48%          15.81%
     Investor C Class (NAV)                   21.12%        16.67%        14.48%          15.81%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A,
INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 31 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              23

                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

FUND PROFILE

   Top Ten Holdings (% of long-term investments)
Umicore (Belgium)                         1.4%
JC Decaux SA (France)                     1.2
Alpha Bank A.E. (Greece)                  1.2
Wienerberger AG (Austria)                 1.2
Smedvig ASA (Norway)                      1.2
Nippon Electric Glass Co., Ltd. (Japan)   1.1
Saipem SpA (Italy)                        1.1
Continental AG (Germany)                  1.1
The Bank of Yokohama, Ltd. (Japan)        1.1
Euronext N.V. (Netherlands)               1.1
                                          ---
     Total                                11.7%
                                          =======

  Top Ten Countries (% of
  long-term investments)
Japan            21.1%
United Kingdom   12.0
Hong Kong         5.7
Germany           5.6
South Korea       4.1
Italy             3.9
Austria           3.5
Sweden            3.5
Spain             3.3
India             3.2
                 ----
  Total          65.9%
                 ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     983.50          981.50          981.40          977.30          977.30
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       7.19            8.67            9.31           13.20           13.10

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,017.66        1,016.14        1,015.48        1,011.48        1,011.58
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       7.34            8.86            9.52           13.52           13.42

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.45%, 1.75%, 1.88%, 2.67%, and 2.65% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24

                            SELECT EQUITY PORTFOLIO

Total Net Assets (9/30/04): $93.8 million

Performance Benchmark

     S&P 500(Reg. TM) Index

Investment Approach

     Seeks long-term capital appreciation. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(Reg. TM) Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The
Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to the S&P 500(Reg. TM) Index.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     o  After the initial rally in lower quality, higher risk stocks experienced throughout the first part of calendar year 2003, the markets continued to advance during the period under review, but the drivers behind performance were significantly different. The market's overall advance in the annual period (10/1/03 through 9/30/04) was strong, with the S&P 500(Reg. TM)
Index gaining 13.9%, but not as robust as it was during the same time period in the prior year when the index returned 24.4%. Stock prices continued to advance, but investors' appetite for risk clearly changed. During the period, investors favored a more cautious approach, as evidenced by poor returns among riskier, high beta stocks. In terms of size, small cap stocks continued to dominate large caps on the whole, with the Russell 2000 Index soundly outperforming the Russell 1000 Index by almost 500 basis points. Also, there was a pronounced difference in the performance of growth stocks vs. value stocks, with value outperforming across all capitalization ranges.

     o  The Select Equity Portfolio's model was exceptionally strong in identifying outperforming stocks during the annual period. The model's valuation component was particularly helpful, driven by factors including forecast earnings-to-price, and cash flow-to-price. The model's earnings expectation component displayed marked improvement throughout the annual period, further aiding the Portfolio's stock selection.

     o  From a sector perspective, the model worked well across most sectors, with 10 of the 13 sectors outperforming the benchmark, led by financials, consumer cyclicals, and utilities. In those sectors, notable gains were posted by Countrywide Financial (103%), Nordstrom (56%), and Texas Utilities (107%) in
the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY
                                   PORTFOLIO
             AND THE S&P 500(REG. TM) INDEX FOR THE PAST TEN YEARS.

                             [LINE CHART]

                 Institutional          Investor A      S&P 500 Index
                 -------------          ----------      --------------
09/30/1994          $ 10,000              $ 9,548          $ 10,000
12/31/1994            9,842                9,388             9,998
03/31/1995            10,752               10,247            10,972
06/30/1995            11,532               10,971            12,019
09/30/1995            12,376               11,771            12,975
12/31/1995            13,115               12,451            13,756
03/31/1996            13,782               13,070            14,494
06/30/1996            14,413               13,654            15,145
09/30/1996            14,832               14,035            15,613
12/31/1996            16,226               15,351            16,914
03/31/1997            16,654               15,739            17,368
06/30/1997            19,565               18,461            20,400
09/30/1997            21,134               19,922            21,928
12/31/1997            21,331               20,085            22,557
03/31/1998            24,273               22,834            25,704
06/30/1998            24,808               23,313            26,553
09/30/1998            21,994               20,643            23,911
12/31/1998            26,581               24,914            29,003
03/31/1999            27,765               26,013            30,449
06/30/1999            29,899               27,974            32,595
09/30/1999            27,925               26,101            30,560
12/31/1999            32,102               29,969            35,107
03/31/2000            32,625               30,444            35,912
06/30/2000            31,231               29,100            34,958
09/30/2000            30,199               28,095            34,620
12/31/2000            27,341               25,393            31,911
03/31/2001            22,912               21,252            28,128
06/30/2001            23,867               22,110            29,774
09/30/2001            19,542               18,096            25,404
12/31/2001            21,505               19,877            28,118
03/31/2002            20,671               19,100            28,196
06/30/2002            17,562               16,202            24,418
09/30/2002            14,765               13,613            20,200
12/31/2002            15,900               14,628            21,904
03/31/2003            15,408               14,171            21,214
06/30/2003            17,639               16,196            24,480
09/30/2003            18,131               16,620            25,128
12/31/2003            20,327               18,606            28,187
03/31/2004            21,162               19,362            28,665
06/30/2004            21,375               19,526            29,158
09/30/2004            21,233               19,378            28,613

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                  Average Annual Total Return
                                             1 Year       3 Year         5 Year        10 Year
                                          -----------   ----------   -------------   ----------
     Institutional Class                      17.11%        2.80%         (5.33)%        7.82%
     Service Class                            16.83%        2.49%         (5.62)%        7.50%
     Investor A Class (Load Adjusted)         11.35%        0.74%         (6.65)%        6.84%
     Investor A Class (NAV)                   16.60%        2.31%         (5.78)%        7.33%
     Investor B Class (Load Adjusted)         11.20%        0.45%         (6.76)%        6.65%
     Investor B Class (NAV)                   15.70%        1.60%         (6.47)%        6.65%
     Investor C Class (Load Adjusted)         14.78%        1.59%         (6.47)%        6.65%
     Investor C Class (NAV)                   15.78%        1.59%         (6.47)%        6.65%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13 /93; SERVICE SHARES,
9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR
C SHARES, 9/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED,INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              25

                            SELECT EQUITY PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term investments)
Microsoft Corp.                         3.4%
Pfizer, Inc.                            2.9
General Electric Co.                    2.9
Citigroup, Inc.                         2.8
Exxon Mobil Corp.                       2.4
International Business Machines Corp.   2.3
Bank of America Corp.                   2.1
Johnson & Johnson                       2.0
American International Group, Inc.      1.9
Verizon Communications, Inc.            1.9
                                        ---
     Total                              24.6%
                                        =======

   Top Ten Industries (% of long-term
              investments)
Banks                          7.8%
Finance                        7.8
Manufacturing                  7.6
Oil & Gas                      7.2
Pharmaceuticals                6.4
Computer Software & Services   6.4
Retail Merchandising           5.3
Electronics                    5.2
Telecommunications             5.1
Insurance                      4.8
                               ---
     Total                     63.6%
                               =======

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,003.40        1,002.50        1,000.90          998.20          998.20
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.06            5.11            6.15            9.94           10.09

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,020.90        1,019.84        1,018.77        1,014.93        1,014.77
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.10            5.16            6.23           10.07           10.23

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.81%, 1.02%, 1.23%, 1.99%, and 2.02% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

26

                            INDEX EQUITY PORTFOLIO

Advisor to the Index Master Portfolio

     Dimensional Fund Advisors Inc.

Total Net Assets (9/30/04): $1.4 billion

Performance Benchmark

     S&P 500(Reg. TM) Index

Investment Approach

     Seeks to approximate the investment performance of the S&P 500(Reg. TM)
Index, in terms of total investment return. In pursuit of this goal, the
Portfolio invests all of its assets indirectly, through The U.S. Large Company
Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the
stocks of the S&P 500(Reg. TM) Index using a passive investment style that seeks to approximate the returns of the S&P 500(Reg. TM) Index. The Index
Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(Reg. TM) Index in approximately the same proportion as they are represented in the Index.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004.

     o  In the first half of the annual period, the stock market rally that began in the spring of 2003 advanced into December 2003. Positive economic data, the capture of Saddam Hussein, and a notable absence of bad news combined to keep investors upbeat through the end of 2003. As prevailing opinion moved to cyclical recovery, industry groups and sectors viewed as beneficiaries of global growth - namely metals, autos, office electronics, and homebuilders -
significantly outperformed the broader market. The outperformance of both smaller capitalization stocks and stocks with higher volatility were other dominant themes in the market. These trends held true in both the value and the growth styles.

     o  During the first quarter of 2004, a slip in investor confidence and a moderation in growth expectations as a result of tepid labor market statistics caused a sell-off in more economically sensitive groups and a move into more defensive stocks. Information technology and materials, two of the best performing sectors in 2003, fell 2.4% and 2.3% respectively during the first quarter of 2004.

     o  In the second half of the annual period, economic figures released during the second quarter of 2004 continued to indicate that the U.S. economy was growing at a healthy annual rate of 4%. Core inflation increased but remained under control. On June 30th, 2004, the Federal Reserve made its long-awaited announcement of a 0.25% increase in the Federal Funds rate, from
1.00% to 1.25%.

     o  In the third quarter of 2004, economic data indicated that growth in the U.S. economy slowed to a more moderate pace. Consumer spending appeared to be slowing in response to fewer mortgage refinancings, the dissipation of tax rebates, higher short term interest rates, and higher energy prices. While the consumer appeared to withdraw in the third quarter of 2004, business spending increased. Industrial production and capital goods sales both increased, as did capital expenditures in technology and non-technology equipment. Also during the third quarter, the Federal Reserve increased the Federal Funds rate twice, for a total of 0.50%, bringing the rate to 1.75%.

     o  The Portfolio, through the investment of all of its assets in The U.S.
Large Company Series of The DFA Investment Trust Company, holds substantially all of the stocks contained in the S&P 500(Reg. TM) Index in approximately the same proportion as the index. The return of each share class of the Portfolio was less than the return of the S&P 500(Reg. TM) Index primarily because of
Portfolio and class-specific expenses.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY
                                   PORTFOLIO
             AND THE S&P 500(REG. TM) INDEX FOR THE PAST TEN YEARS.

                             [LINE CHART]

                 Institutional          Investor A       S&P 500 Index
                 -------------          ----------       -------------
09/30/1994          $ 10,000              $ 9,698           $ 10,000
12/31/1994            9,999                9,690              9,998
03/31/1995            10,958               10,593             10,972
06/30/1995            12,007               11,616             12,019
09/30/1995            12,930               12,489             12,975
12/31/1995            13,701               13,230             13,756
03/31/1996            14,406               13,888             14,494
06/30/1996            15,038               14,483             15,145
09/30/1996            15,492               14,900             15,613
12/31/1996            16,766               16,120             16,914
03/31/1997            17,202               16,519             17,368
06/30/1997            20,181               19,360             20,400
09/30/1997            21,687               20,785             21,928
12/31/1997            22,285               21,321             22,557
03/31/1998            25,383               24,252             25,704
06/30/1998            26,205               25,033             26,553
09/30/1998            23,619               22,525             23,911
12/31/1998            28,649               27,295             29,003
03/31/1999            30,025               28,577             30,449
06/30/1999            32,085               30,493             32,595
09/30/1999            30,082               28,547             30,560
12/31/1999            34,555               32,755             35,107
03/31/2000            35,340               33,443             35,912
06/30/2000            34,315               32,422             34,958
09/30/2000            34,023               32,095             34,620
12/31/2000            31,362               29,550             31,911
03/31/2001            27,637               25,985             28,128
06/30/2001            29,224               27,439             29,774
09/30/2001            24,913               23,368             25,404
12/31/2001            27,559               25,802             28,118
03/31/2002            27,615               25,814             28,196
06/30/2002            23,910               22,316             24,418
09/30/2002            19,768               18,432             20,200
12/31/2002            21,434               19,946             21,904
03/31/2003            20,748               19,282             21,214
06/30/2003            23,928               22,204             24,480
09/30/2003            24,551               22,747             25,128
12/31/2003            27,534               25,464             28,187
03/31/2004            27,987               25,852             28,665
06/30/2004            28,457               26,254             29,158
09/30/2004            27,918               25,728             28,613

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                  Average Annual Total Return
                                             1 Year       3 Year         5 Year        10 Year
                                          -----------   ----------   -------------   -----------
     Institutional Class                      13.71%        3.87%         (1.48)%        10.81%
     Service Class                            13.20%        3.41%         (1.91)%        10.41%
     Investor A Class (Load Adjusted)          9.71%        2.21%         (2.65)%         9.91%
     Investor A Class (NAV)                   13.10%        3.26%         (2.06)%        10.25%
     Investor B Class (Load Adjusted)          7.75%        1.37%         (3.17)%         9.55%
     Investor B Class (NAV)                   12.25%        2.49%         (2.78)%         9.55%
     Investor C Class (Load Adjusted)         11.26%        2.49%         (2.79)%         9.55%
     Investor C Class (NAV)                   12.26%        2.49%         (2.79)%         9.55%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A
SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND
INVESTOR C SHARES, 8/14/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              27

                            INDEX EQUITY PORTFOLIO

FUND PROFILE

 Top Ten Holdings (% of long-term investments)1
General Electric Co.                    3.4%
Exxon Mobil Corp.                       3.0
Microsoft Corp.                         2.8
Pfizer, Inc.                            2.2
Citigroup, Inc.                         2.2
Wal-Mart Stores, Inc.                   2.1
American International Group, Inc.      1.7
Bank of America Corp.                   1.7
Johnson & Johnson                       1.6
International Business Machines Corp.   1.4
                                        ---
     Total                              22.1%
                                        =======

1  Represents the Top Ten Holdings of The U.S. Large Company Series of The DFA
     Investment Trust Company

2  Represents the Sector Allocation of The U.S. Large Company Series of The DFA
      Investment Trust Company.

    Sector Allocation (% of long-term
              investments)2
Financial                      20.2%
Information Technology         15.7
Health Care                    13.1
Industrials                    11.6
Consumer Discretionary         11.1
Consumer Staples               10.7
Energy                          7.4
Telecom                         3.7
Materials                       3.1
Utilities                       2.9
Real Estate Investment Trust    0.5
                               ----
     Total                     100.0%
                               ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                     997.50          995.40          995.20          991.30          991.20
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       0.90            3.04            3.19            7.02            7.02

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,024.09        1,021.91        1,021.76        1,017.86        1,017.86
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       0.91            3.09            3.24            7.14            7.14

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.18%, 0.61%, 0.64%, 1.41%, and 1.41% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).The Example reflects the expenses for both the Index Equity
Portfolio and the US Large Company Series of the DFA Investment Trust Company.

28

                              BALANCED PORTFOLIO

Total Net Assets (9/30/04): $122.1 million

Performance Benchmark

     Equity Portion: S&P 500(Reg. TM) Index

     Fixed Income Portion: Lehman Brothers U.S. Aggregate Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing in a blend of equity and fixed income securities. The portfolio management team for the equity portion uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(Reg. TM) Index and about 300 other large and medium capitalization companies. The Portfolio normally will maintain at minimum a 25% allocation to fixed income securities. The fixed income portion of the fund consists of a broad range of U.S. investment-grade bonds, including
U.S. Government bonds, mortgage-backed, asset-backed, and corporate debt securities.

Recent Portfolio Management Activity

     o  All share classes of the Portfolio outperformed the benchmark for the year ended September 30, 2004.

     Equity
     o  After the initial rally in lower quality, higher risk stocks experienced throughout the first part of calendar year 2003, the markets continued to advance during the period under review, but the drivers behind performance were significantly different. The market's overall advance in the annual period (10/1/03 through 9/30/04) was strong, with the S&P 500(Reg. TM)
Index gaining 13.9%, but not as robust as it was during the same time period in the prior year when the index returned 24.4%. Stock prices continued to advance, but investors' appetite for risk clearly changed. During the period, investors favored a more cautious approach, as evidenced by poor returns among riskier, high beta stocks. In terms of size, small cap stocks continued to dominate large caps on the whole, with the Russell 2000 Index soundly outperforming the Russell 1000 Index by almost 500 basis points. Also, there was a pronounced difference in the performance of growth stocks vs. value stocks, with value outperforming across all capitalization ranges.

     o  The Balanced Portfolio's equity model was exceptionally strong in identifying outperforming stocks during the annual period. The model's valuation component was particularly helpful, driven by factors including forecast earnings-to-price, and cash flow-to-price. The model's earnings expectation component displayed marked improvement throughout the annual period, further aiding the Portfolio's stock selection.

     o  From a sector perspective, the model worked well across most sectors, with 10 of the 13 sectors outperforming the benchmark, led by financials, consumer cyclicals, and utilities. In those sectors, notable gains were posted by Countrywide Financial (103%), Nordstrom (56%), and Texas Utilities (107%) in
the annual period.

     Fixed Income
     o   While the net change in interest rates over the annual period was modest, there was a significant shift in focus at the Federal Reserve from fighting deflation with low short term interest rates over the first two quarters to interest rate normalization over the second two quarters.  The volatility which accompanied this transition was seen primarily during the second quarter of 2004, when 10-year Treasury yields ranged between 3.84% and
4.87%.  On June 30th, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000.  By the end of the third quarter, the
FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate up to 1.75%.

     o  Duration positioning had marginal impact on the Portfolio during the first half of the annual period. While the short duration position was largely positive, an increase in the short position hurt the Portfolio, as yields ended lower in the first quarter. Overall, yield curve positioning was a negative for performance. The Portfolio was hurt from its underweight in the corporate and mortgage sectors while security selection within these sectors helped returns.
The Portfolio's overweight in commercial mortgage-backed securities, as well as its allocation to non-dollar also contributed to relative performance. In the latter half of the annual period, the Portfolio benefited from its yield curve flattening bias and corporate security selection.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO
                                    AND THE
65% S&P 500(REG. TM) INDEX /35% LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE
                                PAST TEN YEARS.

                                                  [LINE CHART]

                 Institutional          Investor A     65% S&P 500 Index, 35% Lehman Brothers U.S. Aggreate Inde
                 -------------          ----------     ----------------------------------------------------------
09/30/1994          $ 10,000              $ 9,553                               $ 10,000
12/31/1994            9,967                9,512                                 10,014
03/31/1995            10,622               10,130                                 10,823
06/30/1995            11,420               10,880                                 11,725
09/30/1995            12,032               11,450                                 12,410
12/31/1995            12,728               12,101                                 13,082
03/31/1996            13,052               12,397                                 13,452
06/30/1996            13,444               12,756                                 13,871
09/30/1996            13,768               13,051                                 14,245
12/31/1996            14,700               13,922                                 15,168
03/31/1997            14,882               14,080                                 15,409
06/30/1997            16,804               15,884                                 17,336
09/30/1997            17,682               16,697                                 18,392
12/31/1997            18,202               17,170                                 18,934
03/31/1998            19,872               18,719                                 20,739
06/30/1998            20,562               19,346                                 21,358
09/30/1998            19,594               18,397                                 20,316
12/31/1998            22,203               20,842                                 23,093
03/31/1999            22,832               21,403                                 23,798
06/30/1999            23,535               22,031                                 24,812
09/30/1999            22,495               21,046                                 23,857
12/31/1999            24,650               23,043                                 26,119
03/31/2000            25,210               23,533                                 26,740
06/30/2000            24,626               22,960                                 26,439
09/30/2000            24,318               22,655                                 26,566
12/31/2000            23,143               21,521                                 25,591
03/31/2001            20,859               19,380                                 23,868
06/30/2001            21,476               19,931                                 24,835
09/30/2001            19,228               17,830                                 22,798
12/31/2001            20,490               18,978                                 24,379
03/31/2002            19,846               18,359                                 24,442
06/30/2002            18,363               16,963                                 22,581
09/30/2002            16,622               15,331                                 20,338
12/31/2002            17,584               16,200                                 21,598
03/31/2003            17,316               15,947                                 21,261
06/30/2003            19,216               17,665                                 23,554
09/30/2003            19,572               17,971                                 23,956
12/31/2003            21,212               19,457                                 25,859
03/31/2004            21,939               20,103                                 26,386
06/30/2004            21,905               20,032                                 26,452
09/30/2004            22,025               20,134                                 26,426

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                  Average Annual Total Return
                                             1 Year       3 Year         5 Year        10 Year
                                          -----------   ----------   -------------   ----------
     Institutional Class                      12.44%        4.63%         (0.42)%        8.22%
     Service Class                            12.04%        4.29%         (0.73)%        7.89%
     Investor A Class (Load Adjusted)          6.90%        2.56%         (1.79)%        7.25%
     Investor A Class (NAV)                   11.94%        4.13%         (0.88)%        7.74%
     Investor B Class (Load Adjusted)          6.57%        2.26%         (1.93)%        6.94%
     Investor B Class (NAV)                   11.07%        3.36%         (1.63)%        6.94%
     Investor C Class (Load Adjusted)         10.00%        3.34%         (1.64)%        6.93%
     Investor C Class (NAV)                   11.00%        3.34%         (1.64)%        6.93%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL
SHARES, 5/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND
INVESTOR C SHARES, 12/20/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 31
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              29

                              BALANCED PORTFOLIO

FUND PROFILE

  Top Ten Holdings (% of long-term investments)
Microsoft Corp.                         2.4%
Pfizer, Inc.                            2.0
General Electric Co.                    2.0
Citigroup, Inc.                         2.0
Exxon Mobil Corp.                       1.7
International Business Machines Corp.   1.6
Bank of America Corp.                   1.5
Johnson & Johnson                       1.4
American International Group, Inc.      1.3
Verizon Communications, Inc.            1.3
                                        ---
     Total                              17.2%
                                        =======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

 Credit Quality (% of
fixed income portfolio)1
AAA          81.9%
AA           9.4
A            4.6
BBB          3.9
\qBBB        0.2
             ---
  Total      100.0%
             ========

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,003.90        1,002.40        1,001.60          997.80          997.20
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.31            5.76            6.51           10.24           10.29

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,020.65        1,019.18        1,018.42        1,014.62        1,014.57
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       4.35            5.82            6.58           10.38           10.43

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.86%, 1.15%, 1.30%, 2.05%, and 2.06% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

30

                                BLACKROCK FUNDS
                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced.Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes.
If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the
Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent
Class. In the case of Investor A, Investor B, Investor C and Service Shares,
the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:Large Cap
Value Equity, Large Cap Growth Equity, Dividend AchieversTM,
Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap
Growth Equity, Select Equity and Balanced Portfolios - 4.50%; Small Cap Core
Equity, U.S.Opportunities, Global Science &Technology Opportunities,
International Equity, and International Opportunities Portfolios -  5.00%;
Index Equity Portfolio -  3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50%
and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The
Portfolios' returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B,
Investor C and Service Shares is lower than the performance of Institutional
Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Equity Portfolios
   (unaudited)

     During the fiscal year ended September 30, 2004, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

                                                  SHORT-TERM       LONG-TERM
                                                 CAPITAL GAIN     CAPITAL GAIN
                                                   PER SHARE       PER SHARE
                                                --------------   -------------
   Small Cap Value Equity Portfolio .........     $  0.7193        $  1.0772
   Small Cap Core Equity Portfolio ..........        0.1205           0.0253

     Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with
Form 1099-DIV and will be mailed in January 2005.

For Corporate Shareholders Only:

     The percentage of dividends from net investment income declared in the fiscal year ended September 30, 2004 which qualify for the corporate dividends received deduction is as follows:

   Large Cap Value Equity Portfolio .........       100.0%
   Mid-Cap Value Equity Portfolio ...........       100.0
   Select Equity Portfolio ..................       100.0
   Balanced Portfolio .......................        92.4

Important Tax Information for Shareholders of the International Equity
   Portfolio.

     During the fiscal year ended September 30, 2004, the International Equity
Portfolio distributed $1,131,141 of foreign source income on which the
Portfolio paid foreign taxes of $107,537. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the
Internal Revenue Code, as amended, and the Treasury Regulations thereunder.
Qualified Dividend Income:

     For taxable non-corporate shareholders, the net investment income and net short-term capital gains representing qualified dividend income subject to the
15% tax rate category based on the Portfolios' tax year-ends as of September
30, 2004 are estimated as follows:

                                                                QUALIFIED
                                                                DIVIDENDS
                                                               ----------
   BlackRock Large Cap Value Equity Portfolio ..............       100%
   BlackRock Mid-Cap Value Equity Portfolio ................         8
   BlackRock Dividend AchieversTM Portfolio ................       100
   BlackRock Small Cap Value Equity Portfolio ..............         5
   BlackRock International Equity Portfolio ................       100
   BlackRock International Opportunities Portfolio .........       100
   BlackRock Select Equity Portfolio .......................       100
   BlackRock Index Equity Portfolio ........................       100
   BlackRock Balanced Portfolio ............................        91

     The final Qualified Dividend Income to be used by calendar year taxpayers on their U.S. federal income tax returns, will be reflected on the Form
1099-DIV and will be mailed in January 2005.
-------------------------------------------------------------------------------

                                                                              31

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                        LARGE CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS - 99.9%
Aerospace - 2.2%
  The Boeing Co.                           29,300     $ 1,512,466
  Northrop Grumman Corp.                   30,600       1,631,898
  United Technologies Corp.                22,900       2,138,402

                                                      ===========
                                                        5,282,766
                                                      -----------
Banks - 14.8%
  Bank of America Corp.(b)               244,200       10,581,186
  Golden West Financial Corp.             12,700        1,409,065
  Greenpoint Financial Corp.              26,900        1,248,429
  Huntington Bancshares, Inc.(b)          68,600        1,708,826
  J.P. Morgan Chase & Co., Inc.          160,068        6,359,502
  National City Corp.                     38,400        1,483,008
  SunTrust Banks, Inc.(b)                 43,200        3,041,712
  U.S. Bancorp                           168,000        4,855,200
  Wachovia Corp.                         103,200        4,845,240

                                                      ===========
                                                       35,532,168
                                                      -----------
Broadcasting - 1.0%
  Comcast Corp. - Class A(c)              81,600        2,304,384
                                                      -----------
Business Services - 1.1%
  Cendant Corp.(b)                       120,300        2,598,480
                                                      -----------
Chemicals - 2.2%
  Cytec Industries, Inc.                  51,200        2,506,240
  The Dow Chemical Co.                    59,400        2,683,692

                                                      ===========
                                                        5,189,932
                                                      -----------
Computer & Office Equipment - 2.8%
  International Business Machines
    Corp.                                 46,800        4,012,632
  Lexmark International, Inc.(c)          21,500        1,806,215
  Xerox Corp.(b)(c)                       69,700          981,376

                                                      ===========
                                                        6,800,223
                                                      -----------
Computer Software & Services - 0.8%
  Microsoft Corp.                         68,100        1,882,965
                                                      -----------
Construction - 0.8%
  Centex Corp.                            37,200        1,877,112
                                                      -----------
Electronics - 5.5%
  General Electric Co.                   334,400       11,229,152
  L-3 Communications Holdings, Inc.(b)    30,600        2,050,200

                                                      ===========
                                                       13,279,352
                                                      -----------
Energy & Utilities - 5.5%
  Constellation Energy Group, Inc.        65,900        2,625,456
  Exelon Corp.                            72,620        2,664,428
  PPL Corp.(b)                            48,600        2,292,948
  SCANA Corp.(b)                          73,300        2,737,022
  TXU Corp.(b)                            58,000        2,779,360

                                                      ===========
                                                       13,099,214
                                                      -----------
Entertainment & Leisure - 3.3%
  Caesars Entertainment, Inc.(c)          82,700        1,381,090
  Time Warner, Inc.(c)                   242,100        3,907,494
  The Walt Disney Co.                    121,400        2,737,570

                                                      ===========
                                                        8,026,154
                                                      -----------
Finance - 9.9%
  Capital One Financial Corp.(b)          16,400        1,211,960
  Citigroup, Inc.(d)                     256,500       11,316,780
  Countrywide Financial Corp.             49,098        1,933,970
  E*TRADE Financial Corp.(c)             131,800        1,505,156

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS (Continued)
Finance (Continued)
  Freddie Mac                             26,100      $ 1,702,764
  The Goldman Sachs Group, Inc.           21,500        2,004,660
  Lehman Brothers Holdings, Inc.          19,900        1,586,428
  Merrill Lynch & Co., Inc.               48,000        2,386,560

                                                      ===========
                                                       23,648,278
                                                      -----------
Food & Agriculture - 2.4%
  Archer-Daniels-Midland Co.             101,900        1,730,262
  Campbell Soup Co.(b)                    44,900        1,180,421
  H.J. Heinz Co.                          37,900        1,365,158
  Supervalu, Inc.(b)                      50,100        1,380,255

                                                      ===========
                                                        5,656,096
                                                      -----------
Insurance - 5.8%
  ACE Ltd.                                30,100        1,205,806
  The Allstate Corp.                      57,800        2,773,822
  American International Group, Inc.      51,300        3,487,887
  Fidelity National Financial, Inc.       35,000        1,333,500
  MetLife, Inc.                           57,800        2,233,970
  Nationwide Financial Services, Inc.     32,800        1,151,608
  W.R. Berkley Corp.                      40,450        1,705,372

                                                      ===========
                                                       13,891,965
                                                      -----------
Machinery & Heavy Equipment - 0.7%
  Deere & Co.                             27,100        1,749,305
                                                      -----------
Manufacturing - 5.1%
  The Black & Decker Corp.(b)             20,100        1,556,544
  Brunswick Corp.                         21,900        1,002,144
  Cooper Industries, Inc.                 25,700        1,516,300
  Cummins, Inc.(b)                        19,500        1,440,855
  Eaton Corp.                             25,000        1,585,250
  Fortune Brands, Inc.                    18,200        1,348,438
  The Sherwin-Williams Co.(b)             29,500        1,296,820
  Textron, Inc.                           19,100        1,227,557
  Tyco International Ltd. - ADR           39,600        1,214,136

                                                      ===========
                                                       12,188,044
                                                      -----------
Medical & Medical Services - 1.0%
  Coventry Health Care, Inc.(b)(c)        46,650        2,489,710
                                                      -----------
Metal & Mining - 0.8%
  Nucor Corp.(b)                          20,000        1,827,400
                                                      -----------
Motor Vehicles - 0.8%
  General Motors Corp.(b)                 53,400        2,268,432
                                                      -----------
Oil & Gas - 12.9%
  Amerada Hess Corp.                      30,300        2,696,700
  ChevronTexaco Corp.                    112,600        6,039,864
  ConocoPhillips                          57,900        4,797,015
  Exxon Mobil Corp.                      282,600       13,658,058
  Oneok, Inc.                             87,700        2,281,954
  Valero Energy Corp.(b)                  19,800        1,588,158

                                                      ===========
                                                       31,061,749
                                                      -----------
Paper & Forest Products - 1.7%
  Georgia Pacific Corp.(b)                54,500        1,959,275
  Louisiana-Pacific Corp.                 78,100        2,026,695

                                                      ===========
                                                        3,985,970
                                                      -----------
Pharmaceuticals - 2.1%
  Merck & Co., Inc.                      117,000        3,861,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES       VALUE
                                          ----------- --------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Wyeth                                      30,300    $  1,133,220

                                                       ============
                                                          4,994,220
                                                       ------------
Publishing & Printing - 0.7%
  The McGraw-Hill Cos., Inc.                 20,500       1,633,645
                                                       ------------
Railroad & Shipping - 0.7%
  Burlington Northern Santa Fe Corp.         43,900       1,681,809
                                                       ------------
Real Estate - 2.7%
  General Growth Properties, Inc.            77,400       2,399,400
  Kimco Realty Corp.                         34,500       1,769,850
  Simon Property Group, Inc.(b)              42,600       2,284,638

                                                       ============
                                                          6,453,888
                                                       ------------
Restaurants - 0.9%
  McDonald's Corp.                           75,400       2,113,462
                                                       ------------
Retail Merchandising - 2.2%
  Claire's Stores, Inc.                      64,500       1,615,080
  J.C. Penney Co., Inc.(b)                   52,600       1,855,728
  The Neiman-Marcus Group Inc., -
    Class A(b)                               30,900       1,776,750

                                                       ============
                                                          5,247,558
                                                       ------------
Semiconductors & Related Devices - 0.3%
  Fairchild Semiconductor International,
    Inc.(c)                                  53,200         753,844
                                                       ------------
Soaps & Cosmetics - 0.5%
  The Procter & Gamble Co.                   23,400       1,266,408
                                                       ------------
Technology - 0.5%
  NCR Corp.(c)                               26,200       1,299,258
                                                       ------------
Telecommunications - 5.2%
  CenturyTel, Inc.(b)                        39,000       1,335,360
  SBC Communications, Inc.                  206,300       5,353,485
  Verizon Communications, Inc.              148,000       5,828,240

                                                       ============
                                                         12,517,085
                                                       ------------
Telephone Communications - 0.7%
  Alltel Corp.(b)                            28,600       1,570,426
                                                       ------------
Tobacco - 1.9%
  Altria Group, Inc.                         97,700       4,595,808
                                                       ------------
Transportation - 0.4%
  J.B. Hunt Transport Services, Inc.         26,600         987,924
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $182,063,103)                                   239,755,034
                                                       ------------

                                                    PAR/SHARES
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
SHORT TERM INVESTMENTS - 13.5%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.67%(e)                            10/07/04      $  716    $   716,045
  Bear Stearns, Floating Rate Notes
    1.90%(e)(f)                         10/01/04       1,115      1,114,540
    1.90%(e)(f)                         10/01/04       1,199      1,198,686
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.80%(e)                            10/29/04         381        380,813
  Eurohypo, Certificate of Deposit
    1.80%(e)                            10/22/04       1,095      1,095,130
  Foreningssparbanken AB, Floating
    Rate Notes
    1.72%(e)(f)                         10/15/04       1,704      1,704,020
  Goldman Sachs, Floating Rate Notes
    1.96%(e)(f)                         10/01/04       1,005      1,004,677
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(e)(f)                         10/01/04          77         76,913
  Morgan Stanley, Floating Rate Notes
    1.86%(e)(f)                         10/01/04       1,211      1,210,947
    1.96%(e)(f)                         10/01/04       1,725      1,725,144
  Natexis Banques International,
    Floating Rate Notes
    1.92%(e)(f)                         10/01/04       3,494      3,494,232
    1.98%(e)(f)                         10/01/04       2,403      2,402,913
  Svenska Handelsbank, Certificate of
    Deposit
    1.39%(e)                            10/27/04          78         77,815
  Union Bank of Switzerland, Time
    Deposit
    1.98%(e)                            10/01/04       2,770      2,770,414
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(e)(f)                         10/12/04       1,521      1,521,040
  Galileo Money Market Fund                            4,836      4,836,124
  Institutional Money Market Trust(e)                  7,047      7,047,308

                                                                ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $32,376,761)                                             32,376,761
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              33

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                             VALUE
                                        ---------------
TOTAL INVESTMENTS IN SECURITIES -
113.4%
  (Cost $214,439,864(a))                $272,131,795
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (13.4)%
  (Including $27,540,637 of payable
  upon return of securities loaned)      (32,085,141)
                                        ------------
NET ASSETS - 100.0%
  (Applicable to 9,002,819
  Institutional shares, 3,642,633
  Service shares, 4,273,955
  Investor A shares, 1,459,122
  Investor B shares and 545,088
  Investor C shares outstanding)        $240,046,654
                                        ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($114,374,324/9,002,819)               $ 12.70
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
   ($46,352,988/3,642,633)               $ 12.73
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
   ($54,310,733/4,273,955)               $ 12.71
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
            ($12.71/0.955)               $ 13.31
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
   ($18,203,240/1,459,122)               $ 12.48
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
      ($6,805,369/545,088)               $ 12.48
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $217,280,685. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $60,640,440
      Gross unrealized depreciation                                       (5,789,330)
                                                                         -----------
                                                                         $54,851,110
                                                                         ===========

     (b) Total or partial securities on loan.
     (c) Non-income producing security.
 (d) Securities, or a portion thereof, pledged as collateral with a value of
       $635,328 on 9 long S&P 500 futures contracts expiring December 2004.
       The value of such contracts on September 30, 2004 was $2,508,525, with an unrealized gain of $21,183 (including commissions of $33).
 (e) Securities purchased with the cash proceeds from securities loaned.
  (f) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                       LARGE CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS - 96.7%
Aerospace - 1.3%
  The Boeing Co.                           12,800     $   660,736
  United Technologies Corp.                 4,700         438,886

                                                      ===========
                                                        1,099,622
                                                      -----------
Banks - 0.5%
  U.S. Bancorp                             16,400         473,960
                                                      -----------
Beverages & Bottling - 2.7%
  The Coca-Cola Co.                         9,500         380,475
  Pepsi Bottling Group, Inc.               20,900         567,435
  PepsiCo, Inc.                            34,200       1,663,830

                                                      ===========
                                                        2,611,740
                                                      -----------
Broadcasting - 0.7%
  Comcast Corp. - Class A(b)               19,400         547,856
                                                      -----------
Business Services - 2.1%
  Alliance Data Systems Corp.(b)           23,300         945,048
  Cendant Corp.                            29,800         643,680
  Investors Financial Services Corp.        9,000         406,170

                                                      ===========
                                                        1,994,898
                                                      -----------
Computer & Office Equipment - 6.2%
  Cisco Systems, Inc.(b)                   91,600       1,657,960
  Dell, Inc.(b)                            19,500         694,200
  International Business Machines
    Corp.                                  30,000       2,572,200
  Lexmark International, Inc.(b)(c)        11,700         982,917

                                                      ===========
                                                        5,907,277
                                                      -----------
Computer Software & Services - 11.1%
  Activision, Inc.(b)                      28,400         393,909
  Adobe Systems, Inc.(c)                   15,000         742,050
  Advanced Micro Devices, Inc.(b)(c)       56,800         738,400
  Checkfree Corp.(b)                       14,600         403,982
  Computer Sciences Corp.(b)(c)            19,100         899,610
  Microsoft Corp.                        151,600        4,191,740
  Storage Technology Corp.(b)             25,300          639,078
  Symantec Corp.(b)(c)                    22,500        1,234,800
  VeriSign, Inc.(b)                       24,300          483,084
  Yahoo!, Inc.(b)(c)                      25,000          847,750

                                                      ===========
                                                       10,574,403
                                                      -----------
Construction - 0.5%
  Lennar Corp.(c)                         10,400          495,040
                                                      -----------
Containers - 0.6%
  Ball Corp.                              15,400          576,422
                                                      -----------
Electronics - 5.1%
  Arrow Electronics, Inc.(b)              36,800          830,944
  General Electric Co.(d)                 21,600          725,328
  Intel Corp.                            105,700        2,120,342
  L-3 Communications Holdings, Inc.(c)    17,800        1,192,600

                                                      ===========
                                                        4,869,214
                                                      -----------
Entertainment & Leisure - 2.5%
  Hilton Hotels Corp.                     39,300          740,412
  Sabre Holdings Corp.                    21,600          529,848
  Time Warner, Inc.(b)                    34,000          548,760
  The Walt Disney Co.                     26,900          606,595

                                                      ===========
                                                        2,425,615
                                                      -----------
Finance - 5.0%
  American Express Co.                    12,900          663,834
  Capital One Financial Corp.(c)           9,500          702,050

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS (Continued)
Finance (Continued)
  Citigroup, Inc.                         15,500      $   683,860
  Doral Financial Corp.(c)                12,575          521,485
  E*TRADE Financial Corp.(b)              38,600          440,812
  Freddie Mac                             18,200        1,187,368
  Providian Financial Corp.(b)(c)         36,300          564,102

                                                      ===========
                                                        4,763,511
                                                      -----------
Food & Agriculture - 1.4%
  Campbell Soup Co.(c)                    20,000          525,800
  Hershey Foods Corp.                     18,200          850,122

                                                      ===========
                                                        1,375,922
                                                      -----------
Insurance - 3.2%
  American International Group, Inc.      29,200        1,985,308
  The Progressive Corp.                    6,400          542,400
  W.R. Berkley Corp.                      12,800          539,648

                                                      ===========
                                                        3,067,356
                                                      -----------
Machinery & Heavy Equipment - 0.9%
  Deere & Co.                             13,500          871,425
                                                      -----------
Manufacturing - 6.4%
  3M Co.                                   6,600          527,802
  The Black & Decker Corp.(c)             10,800          836,352
  Brunswick Corp.                         17,700          809,952
  Dade Behring Holdings, Inc.(b)          17,900          997,352
  Fortune Brands, Inc.                     6,500          481,585
  NIKE, Inc. - Class B                     7,900          622,520
  Parker-Hannifin Corp.                    9,000          529,740
  The Stanley Works                       13,500          574,155
  Tyco International Ltd. - ADR           22,900          702,114

                                                      ===========
                                                        6,081,572
                                                      -----------
Medical & Medical Services - 4.5%
  Amgen, Inc.(b)                          24,036        1,362,360
  Anthem, Inc.(b)(c)                       7,041          614,327
  Biogen Idec, Inc.(b)                     5,400          330,318
  UnitedHealth Group, Inc.                20,074        1,480,257
  WellPoint Health Networks, Inc.(b)       4,700          493,923

                                                      ===========
                                                        4,281,185
                                                      -----------
Medical Instruments & Supplies - 7.5%
  Bausch & Lomb, Inc.(c)                  13,400          890,430
  Becton, Dickinson & Co.                 23,000        1,189,100
  Johnson & Johnson                       70,000        3,943,100
  Medtronic, Inc.                         21,100        1,095,090

                                                      ===========
                                                        7,117,720
                                                      -----------
Metal & Mining - 0.9%
  Nucor Corp.(c)                           8,000          730,960
                                                      -----------
Oil & Gas - 1.3%
  Baker Hughes, Inc.                       8,800          384,736
  Devon Energy Corp.                       7,200          511,272
  Halliburton Co.(c)                      10,300          347,007

                                                      ===========
                                                        1,243,015
                                                      -----------
Paper & Forest Products - 1.1%
  Kimberly-Clark Corp.                    16,600        1,072,194
                                                      -----------
Pharmaceuticals - 9.9%
  Abbott Laboratories                      8,700          368,532
  AmerisourceBergen Corp.(c)              13,600          730,456
  Bristol-Myers Squibb Co.                38,000          899,460
  Genentech, Inc.(b)(c)                   13,500          707,670

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              35

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 LARGE CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Gilead Sciences, Inc.(b)(c)                19,300    $   721,434
  Merck & Co., Inc.                          36,000      1,188,000
  Pfizer, Inc.                              138,600      4,241,160
  Wyeth                                      15,700        587,180

                                                       ===========
                                                         9,443,892
                                                       -----------
Publishing & Printing - 0.7%
  The McGraw-Hill Cos., Inc.                  8,300        661,427
                                                       -----------
Railroad & Shipping - 0.6%
  FedEx Corp.                                 7,200        616,968
                                                       -----------
Restaurants - 0.7%
  Wendy's International, Inc.                21,100        708,960
                                                       -----------
Retail Merchandising - 8.8%
  American Eagle Outfitters, Inc.(c)         17,100        630,135
  Borders Group, Inc.(c)                     45,900      1,138,320
  Claire's Stores, Inc.                      45,400      1,136,816
  Coach, Inc.(b)                             12,900        547,218
  Costco Cos., Inc.(c)                       16,500        685,740
  The Home Depot, Inc.                       50,200      1,967,840
  Wal-Mart Stores, Inc.                      33,900      1,803,480
  Zale Corp.(b)                              16,700        469,270

                                                       ===========
                                                         8,378,819
                                                       -----------
Semiconductors & Related Devices - 1.8%
  Applied Materials, Inc.(b)(c)              32,700        539,223
  Fairchild Semiconductor International,
    Inc.(b)                                  21,500        304,655
  International Rectifier Corp.(b)           11,700        401,310
  Micron Technology, Inc.(b)(c)              38,300        460,749

                                                       ===========
                                                         1,705,937
                                                       -----------
Soaps & Cosmetics - 3.6%
  The Gillette Co.                           18,500        772,190
  The Procter & Gamble Co.                   49,200      2,662,704

                                                       ===========
                                                         3,434,894
                                                       -----------
Telecommunications - 3.5%
  Motorola, Inc.                             57,500      1,037,300
  Nextel Communications, Inc. - Class
    A(b)(c)                                  22,300        531,632
  QUALCOMM, Inc.                             33,800      1,319,552
  Verizon Communications, Inc.               12,000        472,560

                                                       ===========
                                                         3,361,044
                                                       -----------
Transportation - 1.6%
  J.B. Hunt Transport Services, Inc.         22,300        828,222
  Ryder Systems, Inc.                        14,900        700,896

                                                       ===========
                                                         1,529,118
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $70,088,583)                                    92,021,966
                                                       -----------

                                                    PAR/SHARES
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
SHORT TERM INVESTMENTS - 12.6%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.80%(e)                            10/25/04      $  710    $   709,768
  Bear Stearns, Floating Rate Notes
    1.90%(e)(f)                         10/01/04         819        819,378
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.80%(e)                            10/29/04         416        416,205
  Eurohypo, Certificate of Deposit
    1.80%(e)                            10/22/04          18         18,408
  Foreningssparbanken AB, Floating
    Rate Notes
    1.72%(e)(f)                         10/15/04         761        760,839
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(e)(f)                         10/01/04       1,125      1,124,894
    2.00%(e)(f)                         10/01/04         482        481,615
  Morgan Stanley, Floating Rate Notes
    1.86%(e)(f)                         10/01/04         292        292,221
    1.96%(e)(f)                         10/01/04       1,406      1,406,047
  Natexis Banques International,
    Floating Rate Notes
    1.92%(e)(f)                         10/01/04         483        483,436
    1.98%(e)(f)                         10/01/04         619        618,694
  Societe General, Floating Rate Notes
    1.95%(e)(f)                         10/01/04         133        132,986
  Union Bank of Switzerland, Time
    Deposit
    1.98%(e)                            10/01/04         434        433,864
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(e)(f)                         10/12/04         634        633,721
  Galileo Money Market Fund                            2,157      2,156,995
  Institutional Money Market Trust(e)                  1,486      1,486,164

                                                                ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $11,975,235)                                             11,975,235
                                                                -----------

TOTAL INVESTMENTS IN SECURITIES - 109.3%
  (Cost $82,063,818(a))                    103,997,201
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (9.3)%
  (Including $9,818,240 of payable
  upon return of securities loaned)         (8,854,548)
                                           -----------
NET ASSETS - 100.0% (Applicable to
  3,108,532 Institutional shares,
  3,803,693 Service shares, 2,208,046
  Investor A shares, 1,602,282 Investor
  B shares and 323,428 Investor C
  shares outstanding)                     $ 95,142,653
                                          ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
36

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                            VALUE
                                         ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($27,725,118/3,108,532)                  $ 8.92
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($33,181,946/3,803,693)                  $ 8.72
                                           ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($18,985,208/2,208,046)                  $ 8.60
                                           ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
            ($8.60/0.955)                  $ 9.01
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($12,692,667/1,602,282)                  $ 7.92
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($2,557,714/323,428)                  $ 7.91
                                           ======

-------------------

 (a) Cost for Federal income tax purposes is $82,577,487. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $23,827,074
      Gross unrealized depreciation                                    (2,407,360)
                                                                      -----------
                                                                      $21,419,714
                                                                      ===========

     (b) Non-income producing security.
     (c) Total or partial securities on loan.
 (d) Securities, or a portion thereof, pledged as collateral with a value of
       $725,328 on 4 long Nasdaq 100 futures contracts and 7 long S&P 500 futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $2,518,075, with an unrealized gain of $6,966
       (including commissions of $38).
 (e) Securities purchased with the cash proceeds from securities loaned.
  (f) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              37

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         DIVIDEND ACHIEVERSTM PORTFOLIO

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES     VALUE
                          ----------- -----------
COMMON STOCKS - 98.6%
Aerospace - 2.9%
  General Dynamics Corp.      275      $ 28,078
  United Technologies         300        28,014
Corp.

                                       ========
                                         56,092
                                       --------
Apparel - 0.5%
  V.F. Corp.                  200         9,890
                                       --------
Automotive - 0.4%
  Johnson Controls, Inc.      150         8,522
                                       --------
Banks - 11.2%
  Associated Banc-Corp.       350        11,224
  Bank of America Corp.   1,700          73,661
  BB&T Corp.                425          16,868
  Comerica, Inc.            275          16,321
  J.P. Morgan Chase &       475          18,872
Co., Inc.
  National City Corp.       500          19,310
  TCF Financial Corp.       300           9,087
  Wells Fargo & Co.         825          49,195

                                       ========
                                        214,538
                                       --------
Business Services - 1.5%
  Cendant Corp.             425           9,180
  R.R. Donnelley & Sons     650          20,358
Co.

                                       ========
                                         29,538
                                       --------
Chemicals - 3.4%
  The Dow Chemical Co.      450          20,330
  E.I. du Pont de Nemours   225           9,630
& Co.
  PPG Industries, Inc.      300          18,384
  RPM International, Inc.   950          16,768

                                       ========
                                         65,112
                                       --------
Computer & Office Equipment - 2.0%
  International Business
Machines
    Corp.                   200          17,148
  Pitney Bowes, Inc.        475          20,948

                                       ========
                                         38,096
                                       --------
Computer Software & Services - 1.7%
  Diebold, Inc.             425          19,848
  Microsoft Corp.           450          12,442

                                       ========
                                         32,290
                                       --------
Construction - 0.5%
  Masco Corp.               300          10,359
                                       --------
Containers - 1.0%
  Sonoco Products Co.       750          19,830
                                       --------
Electronics - 5.7%
  Emerson Electric Co.      200          12,378
  General Electric Co.    2,875          96,542

                                       ========
                                        108,920
                                       --------
Energy & Utilities - 4.9%
  Exelon Corp.              375          13,759
  MDU Resources Group,      500          13,164
Inc.
  Pinnacle West Capital     325          13,488
Corp.
  Progress Energy, Inc.     550          23,287
  UGI Corp.                 325          12,110
  WPS Resources Corp.       400          17,996

                                       ========
                                         93,804
                                       --------
Entertainment & Leisure - 0.5%
  The Walt Disney Co.       425           9,584
                                       --------

                             NUMBER
                           OF SHARES     VALUE
                          ----------- -----------
COMMON STOCKS (Continued)
Finance - 12.3%
  American Capital          225        $  7,052
Strategies, Ltd.
  Citigroup, Inc.         1,825          80,518
  Countrywide Financial Corp.
                            325          12,802
  Doral Financial Corp.
                            250          10,368
  Freddie Mac               425          27,726
  The Goldman Sachs         100           9,324
Group, Inc.
  KeyCorp                   600          18,960
  MBIA, Inc.                200          11,642
  Nuveen Investments - Class500          14,800
  Protective Life Corp.     250           9,828
  Regions Financial Corp.   600          19,836
  Washington Mutual, Inc.   300          11,724

                                       ========
                                        234,580
                                       --------
Fire, Marine & Casualty
Insurance - 0.7%
  Mercury General Corp.     200          10,578
                                       --------
Food & Agriculture - 1.9%
  Archer-Daniels-Midland Co.
                            700          11,885
  H.J. Heinz Co.
                            275           9,906
  Supervalu, Inc.           425          11,709

                                       ========
                                         33,500
                                       --------
Insurance - 6.3%
  American International Group, Inc.
                            175          11,898
  The CHUBB Corp.           300          21,084
  Cigna Corp.               175          12,185
  Fidelity National         425          16,192
Financial, Inc.
  Jefferson-Pilot Corp.     325          16,141
  Lincoln National Corp.    375          17,625
  Old Republic International Corp.
                            675          16,895
  UnumProvident Corp.
                            575           9,023

                                       ========
                                        121,043
                                       --------
Machinery & Heavy
Equipment - 0.9%
  Caterpillar, Inc.
                            225          18,101
                                       --------
Manufacturing - 3.3%
  Briggs & Stratton Corp.   200          16,239
  Brunswick Corp.           325          14,872
  Harley-Davidson, Inc.     150           8,916
  Reynold American, Inc.
                            125           8,505
  The Stanley Works
                            350          14,886

                                       ========
                                         63,418
                                       --------
Medical Instruments & Supplies - 0.6%
  Hillenbrand Industries,   225          11,369
                                       --------
Inc.
Metal & Mining - 0.8%
  Nucor Corp.               175          15,990
                                       --------
Motor Vehicles - 0.9%
  General Motors Corp.
                            400          16,992
                                       --------
Natural Gas Distribution - 1.2%
  National Fuel Gas Co.     425          12,040
  WGL Holdings, Inc.        400          11,304

                                       ========
                                         23,344
                                       --------
Oil & Gas - 11.4%
  Atmos Energy Corp.        450          11,336
  ChevronTexaco Corp.     1,525          81,800
  Exxon Mobil Corp.
                          2,200         106,326
  Marathon Oil Corp.
                            375          15,480

                                       ========
                                        214,942
                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
38

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                   DIVIDEND ACHIEVERSTM PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES      VALUE
                          ----------- ------------
COMMON STOCKS (Continued)
Paper & Forest Products - 0.5%
  Kimberly-Clark Corp.         150     $    9,688
                                       ----------
Personal Services - 0.6%
  The Servicemaster Co.        950         12,217
                                       ----------
Pharmaceuticals - 2.0%
  Merck & Co., Inc.            750         24,750
  Pfizer, Inc.                 425         13,005

                                       ==========
                                           37,755
                                       ----------
Publishing & Printing - 1.4%
  Gannett Co., Inc.            125         10,470
  The McGraw-Hill Cos.,        200         15,938
Inc.

                                       ==========
                                           26,408
                                       ----------
Real Estate - 4.7%
  Archstone-Smith Trust        425         13,447
  Commercial Net Lease         525          9,567
Realty
  Federal Realty               250         11,000
Investment Trust
  General Growth               550         17,050
Properties, Inc.
  HRPT Properties Trust        875          9,616
  Kimco Realty Corp.           300         15,390
  United Dominion Realty       725         14,377
Trust, Inc.

                                       ==========
                                           90,447
                                       ----------
Restaurants - 1.8%
  McDonald's Corp.           1,250         35,038
                                       ----------
Retail Merchandising - 1.8%
  The Home Depot, Inc.         450         17,640
  The May Department           550         14,096
Stores Co.

                                       ==========
                                           31,736
                                       ----------
Semiconductors & Related Devices -
0.5%
  Linear Technology Corp.      250          9,060
                                       ----------
Soaps & Cosmetics - 0.4%
  The Procter & Gamble         150          8,118
                                       ----------
Co.
Telecommunications - 4.7%
  CenturyTel, Inc.             300         10,272
  SBC Communications,        1,725         44,764
Inc.
  Verizon Communications,      900         35,442
Inc.

                                       ==========
                                           90,478
                                       ----------
Telephone Communications - 1.0%
  Alltel Corp.                 350         19,218
                                       ----------
Tobacco - 2.7%
  Altria Group, Inc.           975         45,864
  Loews Corp. - Carolina       250          6,092
Group

                                       ==========
                                           51,956
                                       ----------
TOTAL COMMON STOCKS
  (Cost $1,889,731)                     1,882,551
                                       ----------

                            NUMBER
                          OF SHARES      VALUE
                         ----------- -------------
SHORT TERM INVESTMENTS - 1.4%
  Galileo Money Market Fund
  (Cost $26,416)           26,416     $   26,416
                                      ----------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $1,916,147(a))                $1,908,967
                                      ==========

-------------------

 (a) Cost for Federal income tax purposes is $1,916,367. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                  $29,830
      Gross unrealized depreciation                                  (37,230)
                                                                     -------
                                                                     $(7,400)
                                                                     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              39

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                         DIVIDEND ACHIEVERSTM PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $1,916,147)..................................     $  1,908,967
 Dividends receivable ...................................................            2,181
 Receivable from advisor ................................................           62,817
 Prepaid expenses .......................................................           64,713
                                                                              ------------
    TOTAL ASSETS ........................................................        2,038,678
                                                                              ------------
LIABILITIES
 Transfer agent fees payable ............................................              132
 Other accrued expenses payable .........................................           46,572
                                                                              ------------
    TOTAL LIABILITIES ...................................................           46,704
                                                                              ------------
NET ASSETS (Applicable to 200,010 Institutional shares,10 Service shares,
 10 Investor A shares, 10 Investor B shares and
 10 Investor C shares outstanding) ......................................     $  1,991,974
                                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($1,991,574/200,010)............................     $       9.96
                                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($100/10)(a)..........................................     $       9.95
                                                                              ============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($100/10)(b).......................................     $       9.96
                                                                              ============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.96/0.955)................     $      10.43
                                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($100/10)(c).......................................     $       9.96
                                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($100/10)(d).......................................     $       9.96
                                                                              ============

---------
(a) Exact net assets and shares outstanding at September 30, 2004 were $99.53 and 10.000, respectively.
(b) Exact net assets and shares outstanding at September 30, 2004 were $99.61 and 10.000, respectively.
(c) Exact net assets and shares outstanding at September 30, 2004 were $99.61 and 10.000, respectively.
(d) Exact net assets and shares outstanding at September 30, 2004 were $99.61 and 10.000, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       40

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                         MID-CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                NUMBER
                                              OF SHARES      VALUE
                                             ----------- ------------
COMMON STOCKS - 94.3%
Aerospace - 2.3%
  DRS Technologies, Inc.(b)                  11,300       $  423,072
  Goodrich Corp.                             11,900          373,184

                                                          ==========
                                                             796,256
                                                          ----------
Banks - 11.9%
  Banknorth Group, Inc.                      21,100          738,500
  Comerica, Inc.                              7,200          427,320
  North Fork Bancorporation, Inc.(c)         13,800          613,410
  Popular, Inc.                              29,100          765,330
  Sovereign Bancorp, Inc.                    48,200        1,051,724
  Trustmark Corp.                             8,300          257,964
  Washington Federal, Inc.                   10,300          259,045

                                                          ==========
                                                           4,113,293
                                                          ----------
Beverages & Bottling - 0.5%
  Constellation Brands, Inc. - Class
    A(b)                                      4,600          175,076
                                                          ----------
Chemicals - 4.0%
  Ashland, Inc.                              10,700          600,056
  Cytec Industries, Inc.                      8,600          420,970
  NOVA Chemicals Corp.(c)                     9,400          363,780

                                                          ==========
                                                           1,384,806
                                                          ----------
Computer Software & Services - 5.6%
  Ingram Micro, Inc. - Class A(b)            32,400          521,640
  McAfee, Inc.(b)                            35,800          719,580
  Seagate Technology(b)                      12,200          164,944
  Tech Data Corp.(b)                         13,500          520,425

                                                          ==========
                                                           1,926,589
                                                          ----------
Containers - 3.4%
  Ball Corp.                                  9,400          351,842
  Packaging Corp. of America                 17,600          430,672
  Sonoco Products Co.                        14,400          380,736

                                                          ==========
                                                           1,163,250
                                                          ----------
Electronics - 1.1%
  Amphenol Corp.(b)                          10,800          370,008
                                                          ----------
Energy & Utilities - 8.2%
  Constellation Energy Group, Inc.            7,400          294,816
  PPL Corp.                                  12,300          580,314
  Reliant Energy, Inc.(b)                    48,100          448,773
  Sempra Energy(c)                            7,900          285,901
  TXU Corp.(c)                               14,200          680,464
  Wisconsin Energy Corp.                     16,800          535,920

                                                          ==========
                                                           2,826,188
                                                          ----------
Entertainment & Leisure - 4.2%
  Gaylord Entertainment Co.(b)               12,200          378,200
  Kerzner International Ltd.(b)(c)            8,200          360,554
  Scientific Games Corp. - Class A(b)        17,600          336,160
  WMS Industries, Inc.(b)(c)                 14,500          372,505

                                                          ==========
                                                           1,447,419
                                                          ----------
Finance - 4.5%
  Affiliated Managers Group, Inc.(b)(c)       8,000          428,320
  The Bear Stearns Cos., Inc.(c)              5,900          567,403
  CIT Group, Inc.                             7,000          261,730
  Jackson Hewitt Tax Service, Inc.           14,500          293,335

                                                          ==========
                                                           1,550,788
                                                          ----------
Food & Agriculture - 3.0%
  Bunge Ltd.(c)                              11,400          455,772

                                                NUMBER
                                              OF SHARES      VALUE
                                             ----------- ------------
COMMON STOCKS (Continued)
Food & Agriculture (Continued)
  Del Monte Foods Co.(b)                     36,600       $  383,934
  The J. M. Smucker Co.                       4,200          186,522

                                                          ==========
                                                           1,026,228
                                                          ----------
Insurance - 5.6%
  Allmerica Financial Corp.(b)               17,600          473,088
  CNA Financial Corp.(b)                     15,600          374,556
  Fidelity National Financial, Inc.          10,600          403,860
  Radian Group, Inc.                         11,200          517,776
  RenaissanceRe Holdings Ltd.                 3,300          170,214

                                                          ==========
                                                           1,939,494
                                                          ----------
Manufacturing - 12.4%
  The Black & Decker Corp.(c)                11,200          867,328
  Briggs & Stratton Corp.(c)                  9,400          763,280
  Brunswick Corp.                            11,200          512,512
  Eaton Corp.                                 9,600          608,736
  ITT Industries, Inc.                        4,500          359,955
  Rinker Group Ltd. - ADR(c)                  6,000          375,840
  Thor Industries, Inc.                       8,200          217,054
  Timken Co.                                 23,400          576,108

                                                          ==========
                                                           4,280,813
                                                          ----------
Medical & Medical Services - 3.7%
  Apria Healthcare Group, Inc.(b)            17,400          474,150
  Laboratory Corp. of America
    Holdings(b)(c)                            9,500          415,340
  Select Medical Corp.                       28,700          385,441

                                                          ==========
                                                           1,274,931
                                                          ----------
Medical Instruments & Supplies - 2.3%
  Fisher Scientific International, Inc.(b)   13,600          793,288
                                                          ----------
Metal & Mining - 2.7%
  Peabody Energy Corp.(c)                     8,700          517,650
  United States Steel Corp.(c)               10,900          410,058

                                                          ==========
                                                             927,708
                                                          ----------
Motor Vehicles - 1.2%
  PACCAR, Inc.                                6,100          421,632
                                                          ----------
Oil & Gas - 6.6%
  EOG Resources, Inc.                         9,100          599,235
  Oneok, Inc.                                18,100          470,962
  Talisman Energy, Inc. - ADR                31,300          810,670
  Transocean, Inc.(b)                        11,400          407,892

                                                          ==========
                                                           2,288,759
                                                          ----------
Personal Services - 0.8%
  Service Corp. International(b)             44,600          276,966
                                                          ----------
Pharmaceuticals - 0.5%
  Watson Pharmaceuticals, Inc.(b)             5,700          167,922
                                                          ----------
Retail Merchandising - 7.4%
  BJ's Wholesale Club, Inc.(b)(c)            18,400          503,056
  Dillard's, Inc. - Class A                   8,800          173,712
  Jarden Corp.(b)                            20,800          758,992
  Polo Ralph Lauren Corp.                     9,500          345,515
  Regis Corp.                                19,200          772,224

                                                          ==========
                                                           2,553,499
                                                          ----------
Semiconductors & Related Devices - 0.8%
  Cypress Semiconductor Corp.(b)             31,300          276,692
                                                          ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              41

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                      NUMBER
                                    OF SHARES      VALUE
                                   ----------- -------------
COMMON STOCKS (Continued)
Transportation - 1.6%
  Laidlaw International, Inc.(b)     32,500     $   534,625
                                                -----------
TOTAL COMMON STOCKS
  (Cost $29,290,602)                             32,516,230
                                                -----------

                                                     PAR/SHARES
                                          MATURITY     (000)
                                         ---------- -----------
SHORT TERM INVESTMENTS - 22.1%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.67%(d)                             10/07/04      $    9           9,398
  Bear Stearns, Floating Rate Notes
    1.90%(d)(e)                          10/01/04         396         395,555
  Concord Minuteman, Asset Backed
    Commercial Paper
    1.66%(d)                             10/05/04         134         133,931
  Falcon, Asset Backed Commercial
    Paper
    1.66%(d)                             10/05/04         193         193,173
  Federal Home Loan Bank, Discount
    Notes
    1.65%                                10/01/04       1,000       1,000,000
  Goldman Sachs, Floating Rate Notes
    1.96%(d)(e)                          10/01/04         436         435,895
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(d)(e)                          10/01/04          54          53,772
  Morgan Stanley, Floating Rate Notes
    1.86%(d)(e)                          10/01/04         738         738,077
    1.96%(d)(e)                          10/01/04         280         279,949
  Natexis Banques International,
    Floating Rate Notes
    1.92%(d)(e)                          10/01/04         216         215,989
  Union Bank of Switzerland, Time
    Deposit
    1.98%(d)                             10/01/04         187         187,132
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(d)(e)                          10/12/04         506         505,567
  Galileo Money Market Fund                               851         851,320
  Institutional Money Market Trust(d)                   2,630       2,630,225

                                                                    =========
TOTAL SHORT TERM INVESTMENTS
  (Cost $7,629,983)                                                 7,629,983
                                                                    ---------
TOTAL INVESTMENTS IN SECURITIES - 116.4%
  (Cost $36,920,585(a))                                            40,146,213
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (16.4)%
  (Including $5,778,663 of payable
  upon return of securities loaned)                                (5,656,887)
                                                                   ----------
NET ASSETS - 100.0% (Applicable to
  1,224,850 Institutional shares,
  255,807 Service shares, 309,907
  Investor A shares, 548,690 Investor B
  shares and 186,949 Investor C
  shares outstanding)                                            $ 34,489,326
                                                                 ============

                                            VALUE
                                         -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($17,002,504/1,224,850)                $ 13.88
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
     ($3,532,314/255,807)                $ 13.81
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
     ($4,251,930/309,907)                $ 13.72
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
           ($13.72/0.955)                $ 14.37
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
     ($7,236,814/548,690)                $ 13.19
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($2,465,764/186,949)                $ 13.19
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $37,004,599. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $3,565,728
      Gross unrealized depreciation                                      (424,114)
                                                                       ----------
                                                                       $3,141,614
                                                                       ==========

     (b) Non-income producing security.
     (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.
 (e) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                        MID-CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS - 97.9%
Advertising - 0.8%
  Lamar Advertising Co.(b)(c)               22,500     $   936,225
                                                       -----------
Banks - 0.0%
  Dime Bancorp, Inc. - Warrants
    (expiring 11/22/05)                     57,900           8,106
                                                       -----------
Broadcasting - 2.9%
  Cablevision Systems New York
    Group - Class A(b)(c)                   37,200         754,416
  Citadel Broadcasting Co.(c)             122,300        1,567,886
  Entercom Communications Corp.(c)         39,200        1,280,272

                                                       ===========
                                                         3,602,574
                                                       -----------
Business Services - 6.1%
  ChoicePoint, Inc.(c)                     30,200        1,288,030
  Fluor Corp.(b)                           38,500        1,714,020
  Manpower, Inc.                           60,700        2,700,543
  SEI Investments Co.                      52,300        1,761,464

                                                       ===========
                                                         7,464,057
                                                       -----------
Computer Software & Services - 14.6%
  BEA Systems, Inc.(b)(c)                 208,200        1,438,662
  The BISYS Group, Inc.(c)                213,696        3,122,100
  Ceridian Corp.(c)                       141,000        2,595,810
  Cognizant Technology Solutions
    Corp.(c)                               43,800        1,336,338
  DST Systems, Inc.(b)(c)                  51,800        2,303,546
  GTECH Holdings Corp.(b)                 108,400        2,744,688
  McAfee, Inc.(c)                         156,300        3,141,630
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(d)                     13                1
  Siebel Systems, Inc.(c)                 147,200        1,109,888

                                                       ===========
                                                        17,792,663
                                                       -----------
Containers - 1.8%
  Smurfit-Stone Container Corp.(c)        114,300        2,213,991
                                                       -----------
Electronics - 1.2%
  Intersil Corp. - Class A(b)              92,600        1,475,118
                                                       -----------
Entertainment & Leisure - 2.8%
  Hilton Hotels Corp.                      95,500        1,799,220
  Regal Entertainment Group - Class
    A(b)                                   37,600          718,160
  Station Casinos, Inc.(b)                 18,700          917,048

                                                       ===========
                                                         3,434,428
                                                       -----------
Food & Agriculture - 1.4%
  Dean Foods Co.(b)(c)                     58,200        1,747,164
                                                       -----------
Insurance - 2.8%
  Willis Group Holdings Ltd.               92,400        3,455,760
                                                       -----------
Manufacturing - 2.8%
  Brunswick Corp.                          47,900        2,191,904
  Energizer Holdings, Inc.(b)(c)           26,900        1,240,090

                                                       ===========
                                                         3,431,994
                                                       -----------
Medical & Medical Services - 8.1%
  Anthem, Inc.(b)(c)                       19,700        1,718,825
  Laboratory Corp. of America
    Holdings(b)(c)                         65,300        2,854,916
  Omnicare, Inc.(b)                        68,700        1,948,332
  Triad Hospitals, Inc.(c)                 47,975        1,652,259
  Universal Health Services, Inc. -
    Class B                                40,800        1,774,800

                                                       ===========
                                                         9,949,132
                                                       -----------

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Medical Instruments & Supplies - 9.8%
  Alcon, Inc.                              32,200      $ 2,582,440
  C.R. Bard, Inc.                          43,400        2,457,742
  St. Jude Medical, Inc.(c)                36,200        2,724,774
  Varian Medical Systems, Inc.(c)          66,800        2,309,276
  Zimmer Holdings, Inc.(b)(c)              23,700        1,873,248

                                                       ===========
                                                        11,947,480
                                                       -----------
Oil & Gas - 7.0%
  BJ Services Co.(b)                       17,300          906,693
  ENSCO International, Inc.                42,800        1,398,276
  Nabors Industries Ltd.(b)(c)             29,711        1,406,816
  Patterson-UTI Energy, Inc.(b)            87,600        1,670,532
  Pioneer Natural Resources Co.(b)         56,200        1,937,776
  Talisman Energy, Inc. - ADR              49,800        1,289,820

                                                       ===========
                                                         8,609,913
                                                       -----------
Paper & Forest Products - 0.7%
  Pactiv Corp.(c)                          37,900          881,175
                                                       -----------
Pharmaceuticals - 11.0%
  Allergan, Inc.(b)                        23,500        1,704,925
  AmerisourceBergen Corp.(b)               44,200        2,373,982
  Celgene Corp.(b)(c)                      37,900        2,206,917
  Endo Pharmaceuticals Holdings,
    Inc.(c)                                98,400        1,806,624
  Gilead Sciences, Inc.(c)                 58,000        2,168,040
  Par Pharmaceutical Cos., Inc.(c)         51,300        1,843,209
  Shire Pharmaceuticals Group PLC -
    ADR                                    45,456        1,302,314

                                                       ===========
                                                        13,406,011
                                                       -----------
Restaurants - 3.0%
  Outback Steakhouse, Inc.                 48,500        2,014,205
  Wendy's International, Inc.              47,800        1,606,080

                                                       ===========
                                                         3,620,285
                                                       -----------
Retail Merchandising - 11.0%
  Abercrombie & Fitch Co. - Class A        56,500        1,779,750
  Dollar General Corp.                     99,296        2,000,814
  Limited Brands(b)                       122,040        2,720,272
  Reebok International Ltd.                39,000        1,432,080
  Staples, Inc.                            94,000        2,803,080
  Williams-Sonoma, Inc.(b)(c)              67,400        2,530,870

                                                       ===========
                                                        13,266,866
                                                       -----------
Semiconductors & Related Devices - 5.0%
  AMIS Holdings, Inc.(c)                   14,900          201,448
  Fairchild Semiconductor International,
    Inc.(c)                               102,600        1,453,842
  National Semiconductor Corp.(b)(c)      154,156        2,387,876
  Novellus Systems, Inc.(b)(c)             44,200        1,175,278
  NVIDIA Corp.(c)                          30,000          435,600
  Teradyne, Inc.(c)                        37,600          503,840

                                                       ===========
                                                         6,157,884
                                                       -----------
Telecommunications - 4.4%
  Amdocs Ltd.(b)(c)                        99,900        2,180,817
  Andrew Corp.(b)(c)                       78,900          965,736
  Harris Corp.                             40,600        2,230,564

                                                       ===========
                                                         5,377,117
                                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                              NUMBER
                            OF SHARES       VALUE
                           ----------- --------------
COMMON STOCKS (Continued)
Waste Management - 0.7%
  Stericycle, Inc.(b)(c)     17,700     $    812,430
                                        ------------
TOTAL COMMON STOCKS
  (Cost $89,654,680)                     119,590,373
                                        ------------

                                                     PAR/SHARES
                                          MATURITY     (000)
                                         ---------- -----------
SHORT TERM INVESTMENTS - 22.3%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.67%(e)                             10/07/04      $  354          354,448
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.80%(e)                             10/29/04       1,773        1,772,839
    1.72%(e)                             05/25/05       1,679        1,679,149
  Eurohypo, Certificate of Deposit
    1.80%(e)                             10/22/04       1,147        1,146,956
  Foreningssparbanken AB, Floating
    Rate Notes
    1.72%(e)(f)                          10/15/04       1,849        1,849,265
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(e)(f)                          10/01/04       4,233        4,232,993
  Natexis Banques International,
    Floating Rate Notes
    1.98%(e)(f)                          10/01/04       3,895        3,895,384
  Union Bank of Switzerland, Time
    Deposit
    1.98%(e)                             10/01/04         704          704,255
  Victory Rece, Asset Backed
    Commercial Paper
    1.80%(e)                             10/22/04       2,062        2,062,362
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(e)(f)                          10/12/04          28           28,387
  Galileo Money Market Fund                             2,792        2,791,505
  Institutional Money Market Trust(e)                   6,716        6,715,830

                                                                     =========
TOTAL SHORT TERM INVESTMENTS
  (Cost $27,233,373)                                                27,233,373
                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES - 120.2%
  (Cost $116,888,053(a))                                           146,823,746
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (20.2)%
  (Including $24,441,869 of payable
  upon return of securities loaned)                                (24,669,884)
                                                                   -----------
NET ASSETS - 100.0% (Applicable to
  4,605,998 Institutional shares,
  1,284,929 Service shares, 3,362,602
  Investor A shares, 4,181,205 Investor
  B shares and 1,477,058 Investor C
  shares outstanding)                                            $ 122,153,862
                                                                 =============

                                            VALUE
                                         ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($40,336,899/4,605,998)                  $ 8.76
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($10,870,737/1,284,929)                  $ 8.46
                                           ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($27,777,082/3,362,602)                  $ 8.26
                                           ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
            ($8.26/0.955)                  $ 8.65
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($31,900,491/4,181,205)                  $ 7.63
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($11,268,653/1,477,058)                  $ 7.63
                                           ======

-------------------

 (a) Cost for Federal income tax purposes is $119,205,380. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $33,560,890
      Gross unrealized depreciation                                       (5,942,524)
                                                                         -----------
                                                                         $27,618,366
                                                                         ===========

     (b) Total or partial securities on loan.
     (c) Non-income producing security.
 (d) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, this security had a total market value of $1 which represents less than 0.01% of net assets.

 (e) Securities purchased with the cash proceeds from securities loaned.
  (f) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
44

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                        SMALL CAP VALUE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS - 95.4%
Aerospace - 2.0%
  DRS Technologies, Inc.(b)                 49,400     $ 1,849,536
  Herley Industries, Inc.(b)                45,300         846,657

                                                       ===========
                                                         2,696,193
                                                       -----------
Banks - 11.7%
  Central Pacific Financial Corp.           32,655         898,666
  First Niagara Financial Group, Inc.     151,800        2,031,083
  Oriental Financial Group, Inc.           77,100        2,086,326
  Provident Bankshares Corp.               67,181        2,253,923
  Sky Financial Group, Inc.                96,700        2,417,500
  Sterling Financial Corp.(b)              54,450        1,918,818
  Trustmark Corp.                          63,300        1,967,364
  Washington Federal, Inc.                 74,800        1,881,220

                                                       ===========
                                                        15,454,900
                                                       -----------
Beverages & Bottling - 0.9%
  The Robert Mondavi Corp., - Class
    A(b)                                   29,200        1,143,764
                                                       -----------
Broadcasting - 0.9%
  Cumulus Media, Inc. - Class A(b)         80,300        1,155,517
                                                       -----------
Business Services - 2.5%
  Handleman Co.                           162,800        3,330,888
                                                       -----------
Chemicals - 2.7%
  Cytec Industries, Inc.                   48,700        2,383,865
  Olin Corp.                               60,200        1,204,000

                                                       ===========
                                                         3,587,865
                                                       -----------
Computer & Office Equipment - 0.5%
  Maxtor Corp.(b)                         136,600          710,320
                                                       -----------
Computer Software & Services - 4.5%
  Borland Software Corp.(b)(c)            197,700        1,650,795
  Ingram Micro, Inc. - Class A(b)         125,600        2,022,160
  Polycom, Inc.(b)                         47,500          941,450
  TIBCO Software, Inc.(b)                 157,400        1,339,474

                                                       ===========
                                                         5,953,879
                                                       -----------
Construction - 3.8%
  URS Corp.(b)                             73,600        1,963,648
  Washington Group International,
    Inc.(b)                                88,600        3,067,332

                                                       ===========
                                                         5,030,980
                                                       -----------
Containers - 1.1%
  Packaging Corp. of America               58,000        1,419,260
                                                       -----------
Electronics - 0.5%
  TTM Technologies, Inc.(b)                78,200          695,198
                                                       -----------
Entertainment & Leisure - 6.4%
  Gaylord Entertainment Co.(b)             61,000        1,891,000
  Kerzner International Ltd.(b)(c)         30,200        1,327,894
  MTR Gaming Group, Inc.(b)               163,100        1,520,092
  Multimedia Games, Inc.(b)(c)             84,600        1,311,300
  Scientific Games Corp. - Class A(b)      61,000        1,165,100
  WMS Industries, Inc.(b)(c)               46,100        1,184,309

                                                       ===========
                                                         8,399,695
                                                       -----------
Finance - 5.1%
  Affiliated Managers Group, Inc.(b)(c)    36,700        1,964,918
  Indymac Bancorp, Inc.(c)                 57,900        2,095,980
  Jackson Hewitt Tax Service, Inc.         99,200        2,006,816
  MoneyGram International, Inc.            37,000          631,960

                                                       ===========
                                                         6,699,674
                                                       -----------

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Food & Agriculture - 3.4%
  Del Monte Foods Co.(b)                  179,100      $ 1,878,759
  Hain Celestial Group, Inc.(b)            36,300          641,784
  Ralcorp Holdings, Inc.(b)                55,300        1,996,330

                                                       ===========
                                                         4,516,873
                                                       -----------
Furniture - 0.9%
  La-Z-Boy, Inc.                           74,100        1,124,838
                                                       -----------
Insurance - 3.3%
  Allmerica Financial Corp.(b)             66,800        1,795,584
  Aspen Insurance Holdings Ltd.            43,400          998,634
  Max Re Capital Ltd.                      30,700          614,000
  Montpelier Re Holdings Ltd.              24,700          905,996

                                                       ===========
                                                         4,314,214
                                                       -----------
Machinery & Heavy Equipment - 2.9%
  Bucyrus International, Inc. - Class
    A(b)                                   16,500          554,400
  K2, Inc.(b)                             123,400        1,765,854
  Kennametal, Inc.                         33,000        1,489,950

                                                       ===========
                                                         3,810,204
                                                       -----------
Manufacturing - 7.8%
  Aptargroup, Inc.                         26,800        1,178,396
  Briggs & Stratton Corp.(c)               32,500        2,639,000
  Crown Holdings, Inc.(b)                 130,600        1,346,486
  Fleetwood Enterprises, Inc.(b)          143,800        2,182,884
  Lennox International, Inc.               61,600          920,304
  Timken Co.(c)                            81,400        2,004,068

                                                       ===========
                                                        10,271,138
                                                       -----------
Medical & Medical Services - 4.0%
  Apria Healthcare Group, Inc.(b)(c)       67,300        1,833,925
  Magellan Health Services, Inc.(b)        57,000        2,083,920
  Select Medical Corp.                    100,000        1,343,000

                                                       ===========
                                                         5,260,845
                                                       -----------
Medical Instruments & Supplies - 3.4%
  Ocular Sciences, Inc.(b)                 47,969        2,301,073
  Sybron Dental Specialties, Inc.(b)       74,600        2,214,874

                                                       ===========
                                                         4,515,947
                                                       -----------
Metal & Mining - 1.7%
  Cleveland Cliffs, Inc.(b)                15,200        1,229,224
  Massey Energy Co.(c)                     36,900        1,067,517

                                                       ===========
                                                         2,296,741
                                                       -----------
Oil & Gas - 10.7%
  AGL Resources, Inc.                      54,400        1,673,888
  Airgas, Inc.                             77,200        1,858,204
  Energen Corp.                            40,500        2,087,775
  Magnum Hunter Resources, Inc.(b)        188,000        2,169,520
  Oceaneering International, Inc.(b)       40,500        1,492,020
  Oneok, Inc.                              84,600        2,201,292
  Tidewater, Inc.                          36,800        1,197,840
  Whiting Petroleum Corp.(b)               48,400        1,471,360

                                                       ===========
                                                        14,151,899
                                                       -----------
Publishing & Printing - 1.5%
  Banta Corp.                              48,800        1,939,800
                                                       -----------
Railroad & Shipping - 0.4%
  Genesee & Wyoming, Inc. - Class
    A(b)                                   19,700          498,804
                                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              45

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                          NUMBER
                                        OF SHARES       VALUE
                                       ----------- --------------
COMMON STOCKS (Continued)
Restaurants - 0.4%
  O'Charley's, Inc.(b)                    28,400    $    462,920
                                                    ------------
Retail Merchandising - 8.8%
  BJ's Wholesale Club, Inc.(b)(c)         61,600       1,684,144
  Dillard's, Inc. - Class A               86,000       1,697,640
  Jarden Corp.(b)                         74,800       2,729,452
  Jo-Ann Stores, Inc.(b)                  41,200       1,155,248
  Regis Corp.                             67,100       2,698,762
  Too, Inc.(b)                            89,300       1,613,651

                                                    ============
                                                      11,578,897
                                                    ------------
Semiconductors & Related Devices - 0.7%
  Cypress Semiconductor Corp.(b)(c)      126,800       1,120,912
                                                    ------------
Telecommunications - 1.0%
  General Communication, Inc. - Class
    A(b)                                 139,000       1,257,950
                                                    ------------
Transportation - 1.9%
  Laidlaw International, Inc.(b)         113,000       1,858,850
  Yellow Roadway Corp.(b)                 14,000         656,460

                                                    ============
                                                       2,515,310
                                                    ------------
TOTAL COMMON STOCKS
  (Cost $110,656,435)                                125,915,425
                                                    ------------

                                                   PAR/SHARES
                                        MATURITY     (000)
                                       ---------- -----------
SHORT TERM INVESTMENTS - 13.9%
  Falcon, Asset Backed Commercial
    Paper
    1.66%(d)                           10/05/04      $  273          273,434
  Federal Home Loan Bank, Discount
    Notes
    1.65%                              10/01/04       1,000        1,000,000
  Goldman Sachs, Floating Rate Notes
    1.96%(d)(e)                        10/01/04         635          635,480
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(d)(e)                        10/01/04       1,683        1,683,360
  Morgan Stanley, Floating Rate Notes
    1.96%(d)(e)                        10/01/04         315          314,942
  Natexis Banques International,
    Floating Rate Notes
    1.92%(d)(e)                        10/01/04       1,237        1,236,671
    1.98%(d)(e)                        10/01/04       1,151        1,151,485
  Svenska Handelsbank, Certificate of
    Deposit
    1.39%(d)                           10/27/04         913          912,979
  Union Bank of Switzerland, Time
    Deposit
    1.98%(d)                           10/01/04         277          276,734
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(d)(e)                        10/12/04          58           58,214
  Galileo Money Market Fund                           5,888        5,887,848
  Institutional Money Market Trust(d)                 4,985        4,985,496

                                                                   =========
TOTAL SHORT TERM INVESTMENTS
  (Cost $18,416,644)                                              18,416,644
                                                               -------------

                               VALUE
                          ---------------
TOTAL INVESTMENTS IN
SECURITIES - 109.3%
  (Cost $129,073,079(a))    $ 144,332,069
LIABILITIES IN EXCESS OF
OTHER
  ASSETS - (9.3)%
  (Including $11,528,796
of payable
  upon return of              (12,266,907)
                            -------------
securities loaned)
NET ASSETS - 100.0%
(Applicable to
  314,351 BlackRock
shares,
  4,342,142 Institutional
shares,
  218,143 Service shares,
2,349,465
  Investor A shares,
1,158,255 Investor
  B shares and 487,395
Investor C
  shares outstanding)       $ 132,065,162
                            =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
     ($4,787,220/314,351)                $ 15.23
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($66,082,975/4,342,142)                $ 15.22
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
     ($3,288,138/218,143)                $ 15.07
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($35,240,328/2,349,465)                $ 15.00
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
           ($15.00/0.955)                $ 15.71
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($15,951,747/1,158,255)                $ 13.77
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($6,714,754/487,395)                $ 13.78
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $129,229,913. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $17,682,502
      Gross unrealized depreciation                                       (2,580,346)
                                                                         -----------
                                                                         $15,102,156
                                                                         ===========

     (b) Non-income producing security.
     (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.
 (e) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
46

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                        SMALL CAP CORE EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            NUMBER
                                          OF SHARES     VALUE
                                         ----------- -----------
COMMON STOCKS - 93.7%
Aerospace - 2.0%
  DRS Technologies, Inc.(b)                2,450      $ 91,728
  Herley Industries, Inc.(b)               5,450       101,860

                                                      ========
                                                       193,588
                                                      --------
Banks - 9.1%
  Central Pacific Financial Corp.          4,300       118,335
  First Niagara Financial Group, Inc.      6,550        87,639
  Main Street Banks, Inc.                  4,050       123,930
  Oriental Financial Group, Inc.           4,550       123,123
  Provident Bankshares Corp.               3,250       109,038
  Sterling Financial Corp.(b)              3,544       124,891
  Washington Federal, Inc.                 4,600       115,690
  WSFS Financial Corp.                     1,150        57,500

                                                      ========
                                                       860,146
                                                      --------
Broadcasting - 2.7%
  Alliance Atlantis Communications,
    Inc.(b)                                4,500        99,765
  Cumulus Media, Inc. - Class A(b)         3,100        44,609
  Gray Television, Inc.                    5,350        63,665
  Spanish Broadcasting System, Inc. -
    Class A(b)                             4,450        43,788

                                                      ========
                                                       251,827
                                                      --------
Business Services - 6.3%
  Aviall, Inc.(b)                          6,150       125,460
  Digitas, Inc.(b)                       19,000        146,870
  Gevity HR, Inc.                         3,400         52,292
  Navigant Consulting, Inc.(b)            8,750        192,150
  Watson Wyatt & Co. Holdings             3,200         84,160

                                                      ========
                                                       600,932
                                                      --------
Chemicals - 1.3%
  Cytec Industries, Inc.                  2,550        124,822
                                                      --------
Computer & Office Equipment - 1.0%
  Maxtor Corp.(b)                        17,900         93,080
                                                      --------
Computer Software & Services - 6.3%
  Ascential Software Corp.(b)             4,700         63,308
  Borland Software Corp.(b)              10,500         87,675
  EarthLink, Inc.(b)                      4,900         50,470
  Ingram Micro, Inc. - Class A(b)         4,700         75,670
  Internet Security Systems, Inc.(b)      2,850         48,450
  SkillSoft PLC - ADR(b)                 12,300         82,287
  TIBCO Software, Inc.(b)                21,850        185,944

                                                      ========
                                                       593,804
                                                      --------
Construction - 3.7%
  Chicago Bridge & Iron Co. N.V. -
    ADR                                   4,250        127,459
  URS Corp.(b)                            4,600        122,728
  Washington Group International,
    Inc.(b)                               2,900        100,398

                                                      ========
                                                       350,585
                                                      --------
Containers - 1.0%
  Packaging Corp. of America              4,050         99,105
                                                      --------
Electronics - 4.1%
  CommScope, Inc.(b)                      3,250         70,199
  Cubic Corp.                             4,200         96,180
  EDO Corp.                               3,650        101,288
  TiVo, Inc.(b)                           8,050         53,291

                                            NUMBER
                                          OF SHARES     VALUE
                                         ----------- -----------
COMMON STOCKS (Continued)
Electronics (Continued)
  TTM Technologies, Inc.(b)               7,200       $ 64,008

                                                      ========
                                                       384,966
                                                      --------
Entertainment & Leisure - 5.5%
  Gaylord Entertainment Co.(b)            2,650         82,150
  Kerzner International Ltd.(b)           3,050        134,108
  MTR Gaming Group, Inc.(b)               8,150         75,958
  Multimedia Games, Inc.(b)               2,800         43,400
  Orient Express Hotels Ltd. - Class A    6,650        108,661
  Scientific Games Corp. - Class A(b)     4,150         79,265

                                                      ========
                                                       523,542
                                                      --------
Finance - 0.8%
  Jefferies Group, Inc.                   2,300         79,281
                                                      --------
Food & Agriculture - 3.0%
  Delta & Pine Land Co.                   4,250        113,689
  NBTY, Inc.(b)                           2,850         61,446
  Ralcorp Holdings, Inc.(b)               3,000        108,300

                                                      ========
                                                       283,435
                                                      --------
Furniture - 1.0%
  Aaron Rents, Inc.                       4,287         93,285
                                                      --------
Insurance - 2.4%
  Allmerica Financial Corp.(b)            1,200         32,256
  Max Re Capital Ltd.                     4,600         92,000
  PXRE Group Ltd.                         3,800         88,958

                                                      ========
                                                       213,214
                                                      --------
Machinery & Heavy Equipment - 2.4%
  Albany International Corp. - Class A    3,450        102,844
  K2, Inc.(b)                             9,000        128,790

                                                      ========
                                                       231,634
                                                      --------
Manufacturing - 2.8%
  Aptargroup, Inc.                        2,750        120,918
  Lennox International, Inc.              2,450         36,602
  Roper Industries, Inc.                  1,800        103,428

                                                      ========
                                                       260,948
                                                      --------
Medical & Medical Services - 7.9%
  Accredo Health, Inc.(b)                 3,550         83,674
  Inveresk Research Group, Inc.(b)        5,750        212,118
  Magellan Health Services, Inc.(b)       3,450        126,132
  Select Medical Corp.                    9,300        124,899
  TLC Vision Corp.(b)                    13,350        117,080
  VCA Antech, Inc.(b)                     3,950         81,487

                                                      ========
                                                       745,390
                                                      --------
Medical Instruments & Supplies - 3.3%
  Hologic, Inc.(b)                        7,700        148,379
  Sybron Dental Specialties, Inc.(b)      4,400        130,636
  Wright Medical Group, Inc.(b)           1,400         35,168

                                                      ========
                                                       314,183
                                                      --------
Metal & Mining - 0.8%
  Massey Energy Co.                       2,700         78,111
                                                      --------
Oil & Gas - 9.3%
  Airgas, Inc.                            5,350        128,773
  Energen Corp.                           1,500         77,325
  Harvest Natural Resources, Inc.(b)      9,300        154,380

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              47

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- ------------
COMMON STOCKS (Continued)
Oil & Gas (Continued)
  KCS Energy, Inc.(b)                         7,050    $   98,066
  Magnum Hunter Resources, Inc.(b)           11,100       128,094
  Oceaneering International, Inc.(b)          2,850       104,994
  Range Resources Corp.                       5,550        97,070
  Tidewater, Inc.                             2,800        91,140

                                                       ==========
                                                          879,842
                                                       ----------
Personal Services - 1.4%
  Laureate Education, Inc.(b)                 3,600       133,992
                                                       ----------
Pharmaceuticals - 5.3%
  Advancis Pharmaceutical Corp.(b)           10,950        89,242
  Angiotech Pharmaceuticals, Inc.(b)          5,150       104,390
  Medicis Pharmaceutical Corp. - Class
    A                                         2,100        81,985
  Nabi Biopharmaceuticals(b)                  4,950        66,231
  Par Pharmaceutical Cos., Inc.(b)            2,100        75,453
  Valeant Pharmaceuticals International       3,600        86,832

                                                       ==========
                                                          504,133
                                                       ----------
Publishing & Printing - 0.8%
  Banta Corp.                                 1,900        75,525
                                                       ----------
Restaurants - 0.3%
  O'Charley's, Inc.(b)                        1,700        27,710
                                                       ----------
Retail Merchandising - 3.4%
  Hot Topic, Inc.(b)                          2,800        47,712
  Jarden Corp.(b)                             3,600       131,364
  Stein Mart, Inc.(b)                         2,200        33,484
  Too, Inc.(b)                                5,950       107,516

                                                       ==========
                                                          320,076
                                                       ----------
Semiconductors & Related Devices - 1.0%
  Cypress Semiconductor Corp.(b)              5,800        51,272
  Rudolph Technologies, Inc.(b)               2,450        41,013

                                                       ==========
                                                           92,285
                                                       ----------
Soaps & Cosmetics - 1.4%
  NU Skin Enterprises, Inc.                   5,800       136,358
                                                       ----------
Telecommunications - 1.7%
  Arris Group, Inc.(b)                       13,450        70,209
  General Communication, Inc. - Class
    A(b)                                      9,800        88,690

                                                       ==========
                                                          158,899
                                                       ----------
Transportation - 1.7%
  Forward Air Corp.(b)                        2,450        98,049
  Laidlaw International, Inc.(b)              3,800        62,510

                                                       ==========
                                                          160,559
                                                       ----------
TOTAL COMMON STOCKS
  (Cost $8,321,874)                                     8,865,257
                                                       ----------

                                           NUMBER
                                         OF SHARES      VALUE
                                        ----------- -------------
SHORT TERM INVESTMENTS - 2.8%
  Galileo Money Market Fund
  (Cost $268,602)                        268,602     $  268,602
                                                     ----------
TOTAL INVESTMENTS IN SECURITIES - 96.5%
  (Cost $8,590,476(a))                                9,133,859
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 3.5%                                    331,065
                                                     ----------
NET ASSETS - 100.0% (Applicable to
  122,016 Institutional shares, 10
  Service shares, 214,363 Investor A
  shares, 79,211 Investor B shares and
  229,527 Investor C shares
  outstanding)                                       $9,464,924
                                                     ==========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($1,801,781/122,016)                      $ 14.77
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
             ($149/10)(c)                   $ 14.73
                                            =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($3,153,710/214,363)                      $ 14.71
                                            =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
        ($14.71/0.950)                      $ 15.48
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
   ($1,157,063/79,211)                      $ 14.61
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($3,352,221/229,527)                      $ 14.60
                                            =======

-------------------

 (a) Cost for Federal income tax purposes is $8,619,553. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                  $831,768
      Gross unrealized depreciation                                  (317,462)
                                                                     --------
                                                                     $514,306
                                                                     ========

     (b) Non-income producing security.
  (c) Exact net assets and shares outstanding at September 30, 2004 were
       $148.85 and 10.108, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
48

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                       SMALL CAP GROWTH EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS - 99.8%
Aerospace - 1.0%
  Herley Industries, Inc.(b)                 260,849   $ 4,875,268
  TIMCO Aviation Services, Inc. -
    Warrants (expiring 02/28/07)(c)              692             0

                                                       ===========
                                                         4,875,268
                                                       -----------
Air Transportation - 0.3%
  ExpressJet Holdings, Inc.(b)               129,200     1,293,292
                                                       -----------
Broadcasting - 3.8%
  Cumulus Media, Inc. - Class A(b)           279,059     4,015,659
  Radio One, Inc. - Class D(b)               307,200     4,371,456
  Sinclair Broadcast Group, Inc. -
    Class A                                  384,500     2,806,850
  Spanish Broadcasting System, Inc. -
    Class A(b)                               700,300     6,890,952

                                                       ===========
                                                        18,084,917
                                                       -----------
Business Services - 15.1%
  CDI Corp.                                   48,900     1,002,450
  The Corporate Executive Board
    Co.(d)                                    24,686     1,511,771
  DiamondCluster International, Inc.(b)      508,600     6,204,920
  Digitas, Inc.(b)                           943,100     7,290,163
  Gartner, Inc. - Class A(b)                 189,700     2,217,593
  Gevity HR, Inc.                            121,700     1,871,746
  Global Payments, Inc.                       53,200     2,848,860
  Heidrick & Struggles International,
    Inc.(b)(d)                               256,234     7,384,664
  Jacobs Engineering Group, Inc.(b)          112,000     4,288,480
  Labor Ready, Inc.(b)                       195,404     2,739,563
  Learning Tree International, Inc.(b)       365,507     5,153,649
  MPS Group, Inc.(b)                         545,911     4,591,112
  Navigant Consulting, Inc.(b)               509,300    11,184,228
  Tetra Tech, Inc.(b)                        312,900     3,964,443
  Watson Wyatt & Co. Holdings                315,400     8,295,020

                                                       ===========
                                                        70,548,662
                                                       -----------
Chemicals - 2.8%
  Agrium, Inc.                               311,100     5,525,136
  OM Group, Inc.(b)(d)                       216,000     7,896,960

                                                       ===========
                                                        13,422,096
                                                       -----------
Computer & Office Equipment - 0.7%
  Answerthink Consulting Group,
    Inc.(b)                                  648,600     3,470,010
                                                       -----------
Computer Software & Services - 17.6%
  Advanced Digital Information Corp.(b)      649,200     5,648,040
  Ascential Software Corp.(b)                196,000     2,640,120
  The BISYS Group, Inc.(b)                   481,798     7,039,069
  Borland Software Corp.(b)                  975,200     8,142,920
  DigitalNet Holding, Inc.(b)                285,500     8,626,382
  FileNET Corp.(b)(d)                        213,800     3,732,948
  Iomega Corp.(b)                         1,283,900      5,970,135
  Lawson Software, Inc.(b)                  547,521      3,066,118
  McDATA Corp. - Class A(b)(d)            1,838,078      9,245,532
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(c)                      638             57
  Modem Media, Inc.(b)                      862,300      4,639,174
  Pinnacle Systems, Inc.(b)                 327,756      1,366,743
  Progress Software Corp.(b)                137,300      2,732,270
  SkillSoft PLC - ADR(b)                    905,730      6,059,334
  SonicWALL, Inc.(b)                        304,700      2,059,772
  Take-Two Interactive Software,
    Inc.(b)(d)                              220,800      7,253,280

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Computer Software & Services (Continued)
  Verity, Inc.(b)                           369,100    $ 4,754,008

                                                       ===========
                                                        82,975,902
                                                       -----------
Electronics - 1.8%
  Power-One, Inc.(b)(d)                      97,400        631,152
  TiVo, Inc.(b)(d)                        1,087,900      7,201,898

                                                       ===========
                                                         7,833,050
                                                       -----------
Entertainment & Leisure - 2.4%
  Argosy Gaming Co.(b)(d)                    69,506      2,724,635
  Multimedia Games, Inc.(b)(d)              201,800      3,127,900
  Scientific Games Corp. - Class A(b)       277,400      5,298,340

                                                       ===========
                                                        11,150,875
                                                       -----------
Finance - 0.5%
  Affiliated Managers Group, Inc.(b)(d)      47,000      2,516,380
                                                       -----------
Food & Agriculture - 0.4%
  United Natural Foods, Inc.(b)              46,500      1,236,900
                                                       -----------
Insurance - 0.4%
  Platinum Underwriters Holdings Ltd.        69,900      2,046,672
                                                       -----------
Machinery & Heavy Equipment - 2.2%
  Bucyrus International, Inc. - Class
    A(b)                                    115,600      3,884,160
  Flowserve Corp.(b)                        275,200      6,654,336

                                                       ===========
                                                        10,538,496
                                                       -----------
Manufacturing - 2.3%
  Actuant Corp. - Class A(b)(d)              56,600      2,332,486
  Quanex Corp.                               43,600      2,235,808
  Wilson Greatbatch Technologies,
    Inc.(b)                                 355,200      6,354,528

                                                       ===========
                                                        10,922,822
                                                       -----------
Medical & Medical Services - 5.6%
  Accredo Health, Inc.(b)(d)                189,500      4,466,515
  CryoLife, Inc.(b)(d)                      825,500      5,993,130
  Exact Sciences Corp.(b)                   647,900      2,138,070
  Henry Schein, Inc.(b)                      30,100      1,875,531
  Inveresk Research Group, Inc.(b)          253,100      9,336,859
  TLC Vision Corp.(b)                       318,080      2,789,562

                                                       ===========
                                                        26,599,667
                                                       -----------
Medical Instruments & Supplies - 6.4%
  Bruker BioSciences Corp.(b)               425,900      1,473,614
  CTI Molecular Imaging, Inc.(b)            405,700      3,273,999
  Hologic, Inc.(b)                          435,275      8,387,749
  Mentor Corp.(d)                           111,100      3,741,848
  Visx, Inc.(b)                             366,500      7,549,900
  Wright Medical Group, Inc.(b)             222,934      5,600,102

                                                       ===========
                                                        30,027,212
                                                       -----------
Metal & Mining - 1.8%
  Massey Energy Co.(d)                      179,700      5,198,721
  Pioneer Drilling Co.(b)                   380,000      3,192,000

                                                       ===========
                                                         8,390,721
                                                       -----------
Oil & Gas - 9.1%
  Airgas, Inc.                              365,800      8,804,806
  Energy Partners, Ltd.(b)                   89,200      1,452,176
  Forest Oil Corp.(b)(d)                    278,400      8,385,408
  KCS Energy, Inc.(b)                       167,800      2,334,098
  Key Energy Services, Inc.(b)              664,475      7,342,449

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              49

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 SMALL CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                              NUMBER
                                            OF SHARES       VALUE
                                           ----------- --------------
COMMON STOCKS (Continued)
Oil & Gas (Continued)
  Oceaneering International, Inc.(b)         143,500    $  5,286,540
  Remington Oil & Gas Corp. - Class
    B(b)                                     139,243       3,655,129
  Tetra Technologies, Inc.(b)                187,600       5,824,980

                                                        ============
                                                          43,085,586
                                                        ------------
Paper & Forest Products - 0.9%
  Pope & Talbot, Inc.                        248,800       4,378,880
                                                        ------------
Personal Services - 2.6%
  Education Management Corp.(b)               52,900       1,409,256
  Laureate Education, Inc.(b)(d)             295,800      11,009,676

                                                        ============
                                                          12,418,932
                                                        ------------
Pharmaceuticals - 6.2%
  Advancis Pharmaceutical Corp.(b)           284,700       2,320,305
  Angiotech Pharmaceuticals, Inc.(b)(d)      282,552       5,727,328
  Medicis Pharmaceutical Corp. - Class
    A(d)                                     198,440       7,747,098
  Nabi Biopharmaceuticals(b)                 443,400       5,932,692
  Nektar Therapeutics(b)                     399,600       5,786,208
  Par Pharmaceutical Cos., Inc.(b)            49,063       1,762,834

                                                        ============
                                                          29,276,465
                                                        ------------
Publishing & Printing - 1.0%
  Playboy Enterprises, Inc. - Class B(b)     452,403       4,542,126
                                                        ------------
Restaurants - 0.3%
  RARE Hospitality International,
    Inc.(b)                                   57,250       1,525,712
                                                        ------------
Retail Merchandising - 8.5%
  Coldwater Creek, Inc.(b)                   113,550       2,369,788
  CSK Auto Corp.(b)(d)                       104,100       1,386,612
  GameStop Corp.(b)                          120,200       2,224,902
  Linens 'n Things, Inc.(b)(d)               196,600       4,555,222
  Reebok International Ltd.(d)                84,800       3,113,856
  Too, Inc.(b)                               521,700       9,427,119
  Tuesday Morning Corp.(b)                   141,652       4,379,880
  West Marine, Inc.(b)                       277,900       5,941,502
  Yankee Candle Co.(b)                       237,100       6,866,416

                                                        ============
                                                          40,265,297
                                                        ------------
Semiconductors & Related Devices - 3.9%
  Cirrus Logic, Inc.(b)                      648,600       3,093,822
  Microsemi Corp.(b)                         424,100       5,979,810
  Rudolph Technologies, Inc.(b)              319,530       5,348,932
  Zoran Corp.(b)                             257,100       4,041,612

                                                        ============
                                                          18,464,176
                                                        ------------
Telecommunications - 0.2%
  CSG Systems International, Inc.(b)          73,700       1,135,717
                                                        ------------
Transportation - 2.0%
  Laidlaw International, Inc.(b)             247,420       4,070,059
  Werner Enterprises, Inc.                   276,700       5,343,077

                                                        ============
                                                           9,413,136
                                                        ------------
TOTAL COMMON STOCKS
  (Cost $417,168,876)                                    470,438,969
                                                        ------------

                                                    PAR/SHARES
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
CORPORATE BONDS - 0.0%
Aerospace - 0.0%
  TIMCO Aviation Services, Inc.(c)
    8.00%
  (Cost $384)                           01/02/07     $     1    $         0
                                                                -----------
SHORT TERM INVESTMENTS - 15.8%
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.80%(e)                            10/29/04       1,232      1,232,328
  Concord Minuteman, Asset Backed
    Commercial Paper
    1.66%(e)                            10/05/04       1,370      1,369,767
  Federal Home Loan Bank, Discount
    Notes
    1.65%                               10/01/04       4,000      4,000,000
  Foreningssparbanken AB, Floating
    Rate Notes
    1.72%(e)(f)                         10/15/04         963        963,072
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(e)(f)                         10/01/04       1,887      1,887,391
    2.00%(e)(f)                         10/01/04       1,286      1,286,498
  Natexis Banques International,
    Floating Rate Notes
    1.92%(e)(f)                         10/01/04       2,957      2,957,385
    1.98%(e)(f)                         10/01/04       3,593      3,592,967
  Societe General, Floating Rate Notes
    1.95%(e)(f)                         10/01/04       4,454      4,454,252
  Union Bank of Switzerland, Time
    Deposit
    1.98%(e)                            10/01/04       1,131      1,131,494
  Victory Rece, Asset Backed
    Commercial Paper
    1.80%(e)                            10/22/04       1,255      1,254,944
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(e)(f)                         10/12/04       1,939      1,938,758
  Galileo Money Market Fund                            6,035      6,035,009
  Institutional Money Market Trust(e)                 42,644     42,644,064

                                                                ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $74,747,929)                                             74,747,929
                                                                -----------

TOTAL INVESTMENTS IN SECURITIES - 115.6%
  (Cost $491,917,189(a))                 545,186,898
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (15.6)%
  (Including $64,712,921 of payable
  upon return of securities loaned)      (73,527,200)
                                         -----------
NET ASSETS - 100.0%
  (Applicable to 18,753,287
  Institutional shares, 2,123,558
  Service shares, 9,713,690
  Investor A shares, 1,934,885
  Investor B shares and 1,128,314
  Investor C shares outstanding)        $471,659,698
                                        ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
50

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                            VALUE
                                         -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($272,323,729/18,753,287)              $ 14.52
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
    ($29,569,182/2,123,558)              $ 13.92
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
   ($131,795,175/9,713,690)              $ 13.57
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
             ($13.57/0.955)              $ 14.21
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($23,982,518/1,934,885)              $ 12.39
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
    ($13,989,094/1,128,314)              $ 12.40
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $494,943,641. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $85,165,324
      Gross unrealized depreciation                                      (34,922,067)
                                                                         -----------
                                                                         $50,243,257
                                                                         ===========

     (b) Non-income producing security.
  (c) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, the securities had a total market value of $57 which represents less than 0.01% of net assets.
     (d) Total or partial securities on loan.
 (e) Securities purchased with the cash proceeds from securities loaned.
  (f) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              51

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                          U.S. OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES      VALUE
                          ----------- ------------
COMMON STOCKS - 98.1%
United Kingdom - 0.6%
  Shire Pharmaceuticals
Group PLC -
    ADR                   23,200       $  664,680
                                       ----------
United States - 97.5%
Aerospace - 1.3%
  Goodrich Corp.          25,100          787,136
  Teledyne Technologies,  20,500          513,320
Inc.(b)

                                       ==========
                                        1,300,456
                                       ----------
Air Transportation - 1.1%
  EGL, Inc.(b)            41,500        1,255,790
                                       ----------
Banks - 6.5%
  City National Corp.     16,600        1,078,170
  Colonial BancGroup,     62,000        1,267,900
Inc.
  Comerica, Inc.          12,500          741,875
  Compass Bancshares,     27,000        1,183,140
Inc.
  Franklin Bank Corp.(b)  33,500          571,175
  MAF Bancorp, Inc.       12,000          517,560
  TCF Financial Corp.     40,000        1,211,600

                                       ==========
                                        6,571,420
                                       ----------
Broadcasting - 1.7%
  Hearst-Argyle           24,300          594,135
Television, Inc.
  Media General, Inc. -    9,200          514,740
Class A
  UnitedGlobalCom,        76,800          573,696
Inc.(b)

                                       ==========
                                        1,682,571
                                       ----------
Business Services - 7.2%
  Aquantive, Inc.(b)      70,800          683,220
  Cohen & Steers, Inc.    34,700          535,768
  Digitas, Inc.(b)        68,300          527,959
  Forrester Research,     22,100          336,804
Inc.(b)
  Global Payments, Inc.   18,900        1,012,095
  Korn/Ferry              65,000        1,184,950
International(b)
  Labor Ready, Inc.(b)    53,500          750,070
  Navigant Consulting,    52,300        1,148,508
Inc.(b)
  Sirva, Inc.(b)          30,800          705,320
  Spherion Corp.(b)       53,500          418,370

                                       ==========
                                        7,303,064
                                       ----------
Chemicals - 3.6%
  Church & Dwight Co.,    21,000          589,260
Inc.
  Cytec Industries, Inc.  12,100          592,295
  Georgia Gulf Corp.      11,500          512,785
  The Lubrizol Corp.      17,000          588,200
  NOVA Chemicals Corp.    14,900          576,630
  Olin Corp.              38,700          774,000

                                       ==========
                                        3,633,170
                                       ----------
Computer & Office Equipment - 1.4%
  Integrated Circuit      26,500          569,750
Systems, Inc.(b)
  Pitney Bowes, Inc.      18,000          793,800

                                       ==========
                                        1,363,550
                                       ----------
Computer Software & Services - 5.0%
  Borland Software        95,000          793,249
Corp.(b)
  Citrix Systems, Inc.(b) 43,000          753,360
  Computer Sciences       17,000          800,700
Corp.(b)
  DigitalNet Holding,     16,900          510,634
Inc.(b)
  Interwoven, Inc.(b)     64,500          466,980
  McAfee, Inc.(b)         25,500          512,550
  RSA Security, Inc.(b)   37,800          729,540

                             NUMBER
                           OF SHARES      VALUE
                          ----------- ------------
COMMON STOCKS (Continued)
Computer Software & Services (Continued)
  TIBCO Software, Inc.(b) 60,500       $  514,855

                                       ==========
                                        5,081,868
                                       ----------
Construction - 1.6%
  Beacon Roofing Supply,  26,700          437,880
Inc.(b)
  Pulte Homes, Inc.
                           8,000          490,960
  URS Corp.(b)
                          24,500          653,660

                                       ==========
                                        1,582,500
                                       ----------
Containers - 1.0%
  Smurfit-Stone Container 50,400          976,248
                                       ----------
Corp.(b)
Electronics - 2.4%
  Amphenol Corp.(b)       24,300          832,518
  GrafTech International  67,200          937,440
Ltd.(b)
  Intersil Corp. - Class  41,500          661,095
A

                                       ==========
                                        2,431,053
                                       ----------
Energy & Utilities - 5.9%
  Equitable Resources, Inc.
                          21,000        1,140,510
  MDU Resources Group, Inc46,800        1,232,244
  PPL Corp.               27,100        1,278,578
  Sempra Energy           27,200          984,368
  UGI Corp.               35,000        1,304,100

                                       ==========
                                        5,939,800
                                       ----------
Entertainment & Leisure - 4.4%
  Carmike Cinemas, Inc.   13,000          457,730
  Gaylord Entertainment   25,500          790,500
Co.(b)
  Hilton Hotels Corp.     75,000        1,413,000
  Penn National Gaming,   10,500          424,200
Inc.(b)
  Scientific Games Corp.  42,200          806,020
- Class A(b)
  WMS Industries, Inc.(b) 22,500          578,025

                                       ==========
                                        4,469,475
                                       ----------
Finance - 3.1%
  Capital One Financial   11,500          849,850
Corp.
  CapitalSource, Inc.(b)
                          22,400          500,416
  E*TRADE Financial Corp.(b)
                          83,900          958,138
  Jackson Hewitt Tax Servi38,500 .        778,855

                                       ==========
                                        3,087,259
                                       ----------
Food & Agriculture - 1.6%
  Hain Celestial Group,   26,400          466,752
Inc.(b)
  Ralcorp Holdings,       32,700        1,180,470
Inc.(b)

                                       ==========
                                        1,647,222
                                       ----------
Insurance - 3.7%
  Aspen Insurance Holdings26,200          602,862
  Assurant, Inc.          35,100          912,600
  Bristol West Holdings,  26,000          445,640
Inc.
  Endurance Specialty Holdings Ltd.
                          30,000          964,500
  The PMI Group, Inc.
                          20,200          819,716

                                       ==========
                                        3,745,318
                                       ----------
Machinery & Heavy
Equipment - 2.5%
  Bucyrus International,
Inc. - Class
    A(b)                  26,300          883,680
  Joy Global, Inc.        38,500        1,323,630
  Kadant, Inc.(b)         16,800          308,448

                                       ==========
                                        2,515,758
                                       ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
52

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES      VALUE
                          ----------- -------------
COMMON STOCKS (Continued)
Manufacturing - 3.3%
  Cooper Industries, Inc.     8,800    $   519,200
  General Cable Corp.(b)    87,300         928,872
  Kaydon Corp.              20,000         575,400
  Kellwood Co.              14,900         543,105
  Rockwell Automation,      19,400         750,780
Inc.

                                       ===========
                                         3,317,357
                                       -----------
Measuring & Controlling Devices -
0.6%
  Thermo Electron           23,200         626,864
                                       -----------
Corp.(b)
Medical & Medical Services - 3.3%
  Arqule, Inc.(b)         114,500          528,990
  Biomet, Inc.             15,000          703,200
  Health Management        25,000          510,750
Association
  Inveresk Research        17,900          660,331
Group, Inc.(b)
  Medco Health Solutions,  28,700          886,830
Inc.(b)

                                       ===========
                                         3,290,101
                                       -----------
Medical Instruments & Supplies - 0.0%
  Bioject Medical
Technologies, Inc. -
    Warrants (expiring     15,000              150
                                       -----------
05/22/06)(c)
Metal & Mining - 2.0%
  Arch Coal, Inc.          20,000          709,800
  Freeport-McMoRan Copper
& Gold,
    Inc. - Class B         20,400          826,200
  Nucor Corp.               5,700          520,809

                                       ===========
                                         2,056,809
                                       -----------
Motor Vehicles - 0.8%
  BorgWarner, Inc.         18,000          779,220
                                       -----------
Oil & Gas - 7.1%
  Chesapeake Energy Corp.  84,100        1,331,303
  ENSCO International,     24,000          784,080
Inc.
  Grant Prideco, Inc.(b)   34,200          700,758
  Magnum Hunter            62,100          716,634
Resources, Inc.(b)
  National-Oilwell,        28,400          933,224
Inc.(b)
  Noble Energy, Inc.       24,700        1,438,528
  Pioneer Natural          15,900          548,232
Resources Co.
  Weatherford              14,000          714,280
International Ltd.(b)

                                       ===========
                                         7,167,039
                                       -----------
Paper & Forest Products - 2.0%
  Caraustar Industries,    51,500          863,655
Inc.(b)
  Pactiv Corp.(b)          22,100          513,825
  Pope & Talbot, Inc.      34,000          598,400

                                       ===========
                                         1,975,880
                                       -----------
Personal Services - 0.8%
  Laureate Education,      21,300          792,786
                                       -----------
Inc.(b)
Pharmaceuticals - 6.2%
  AmerisourceBergen Corp.   9,000          483,391
  Andrx Corp.(b)            3,300           73,788
  Chiron Corp.(b)          16,000          707,200
  Dendreon Corp.(b)        21,300          179,133
  Eyetech                  15,200          516,648
Pharmaceuticals(b)
  First Horizon
Pharmaceutical
    Corp.(b)               45,000          900,450
  IVAX Corp.(b)            28,750          550,562
  Lexicon Genetics,        50,000          329,500
Inc.(b)
  Millennium               45,500          623,805
Pharmaceuticals, Inc.(b)
  Nitromed, Inc.(b)        33,100          789,104
  Nuvelo, Inc.(b)          52,700          520,676

                             NUMBER
                           OF SHARES      VALUE
                          ----------- -------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Transkaryotic            30,500      $   540,765
Therapies, Inc.(b)

                                       ===========
                                         6,215,022
                                       -----------
Publishing & Printing -
0.9%
  Meredith Corp.           18,400          945,392
                                       -----------
Railroad & Shipping - 0.5%
  Norfolk Southern Corp.
                           18,000          535,320
                                       -----------
Real Estate - 0.5%
  Archstone-Smith Trust    16,000          506,240
                                       -----------
Retail Merchandising - 5.3%
  Abercrombie & Fitch Co.  16,200          510,300
- Class A
  Albertson's, Inc.        17,500          418,775
  Best Buy Co., Inc.       13,700          743,088
  Genesco, Inc.(b)         31,500          741,825
  The Mills Corp.          10,000          518,700
  Polo Ralph Lauren Corp.
                           33,500        1,218,395
  Smart & Final, Inc.(b)
                           24,500          410,620
  The Sports Authority, Inc.8,600          199,520
  Tuesday Morning          18,500          572,020
Corp.(b)

                                       ===========
                                         5,333,243
                                       -----------
Security Brokers &
Dealers - 1.0%
  T. Rowe Price Group,     19,900        1,013,706
                                       -----------
Inc.
Semiconductors & Related Devices - 1.6%
  Exar Corp.(b)
                           33,600          475,776
  International Rectifier C13,600          466,480
  LAM Research Corp.(b)    31,600          691,408

                                       ===========
                                         1,633,664
                                       -----------
Telecommunications - 6.0%
  Alamosa Holdings,        71,700          547,788
Inc.(b)
  American Tower Corp.-    60,500          928,675
Class A(b)
  Avaya, Inc.(b)           47,000          655,180
  Comverse Technology,     66,500        1,252,195
Inc.(b)
  Nextel Partners, Inc. -  66,500        1,102,570
Class A(b)
  NII Holdings, Inc. -     21,900          902,499
Class B(b)
  Powerwave Technologies, Inc.(b)
                          100,100          616,616

                                       ===========
                                         6,005,523
                                       -----------
Transportation - 1.6%
  Overnite Corp.           24,000          754,320
  Trinity Industries,      26,100          813,537
Inc.

                                       ===========
                                         1,567,857
                                       -----------
                                        98,348,695
                                       -----------
TOTAL COMMON STOCKS
  (Cost $84,361,853)                    99,013,375
                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              53

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES       VALUE
                          ----------- ---------------
SHORT TERM INVESTMENTS - 2.5%
  Galileo Money Market
Fund
  (Cost $2,487,575)       2,487,575    $  2,487,575
                                       ------------
TOTAL INVESTMENTS IN SECURITIES -
100.6%
  (Cost $86,849,428(a))                 101,500,950
LIABILITIES IN EXCESS OF
OTHER
  ASSETS - (0.6)%                          (586,483)
                                       ------------
NET ASSETS - 100.0%
(Applicable to
  298,601 Institutional
shares, 115,575
  Service shares,
1,581,761 Investor A
  shares, 2,172,432
Investor B shares
  and 1,074,700 Investor
C shares
  outstanding)                         $100,914,467
                                       ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
     ($6,073,881/298,601)                $ 20.34
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
     ($2,302,864/115,575)                $ 19.93
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($31,282,489/1,581,761)                $ 19.78
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
           ($19.78/0.950)                $ 20.82
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($40,994,390/2,172,432)                $ 18.87
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($20,260,843/1,074,700)                $ 18.85
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $86,904,588. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $17,436,568
      Gross unrealized depreciation                                    (2,840,206)
                                                                      -----------
                                                                      $14,596,362
                                                                      ===========

     (b) Non-income producing security.
  (c) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, this security had a total market value of $150 which represents less than 0.01% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
54

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
              GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES      VALUE
                          ----------- ------------
COMMON STOCKS - 96.9%
Germany - 1.4%
  SAP AG - ADR                9,900    $  385,605
                                       ----------
India - 1.0%
  Satyam Computer           33,800        262,240
                                       ----------
Services Ltd.
Indonesia - 0.6%
  PT Telekomunikasi
Indonesia - SP
    ADR                      9,130        161,510
                                       ----------
Japan - 0.7%
  Nippon Electric Glass      8,500        188,949
                                       ----------
Co. Ltd.
Russia - 0.5%
  Mobile Telesystems -       1,000        144,990
                                       ----------
ADR
South Korea - 2.3%
  Samsung Electronics Co.    1,100        437,517
Ltd.
  Seoul Semiconductor Co.   17,200        179,244
Ltd.

                                       ==========
                                          616,761
                                       ----------
Taiwan - 3.8%
  Hon Hai Precision         56,099        194,045
Industry Co. Ltd.
  Lite-On Technology      252,928         237,039
Corp.
  Quanta Computer, Inc.   123,316         213,274
  Powerchip Semiconductor 183,000         138,501
Corp.(b)
  Taiwan Semiconductor
Manufacturing
    Co. Ltd.              201,721         258,227

                                       ==========
                                        1,041,086
                                       ----------
Turkey - 0.6%
  Turkcell Iletisim        14,780         165,684
                                       ----------
Hizmetleri AS - ADR
United Kingdom - 0.6%
  Shire Pharmaceuticals
Group PLC -
    ADR                     5,900         169,035
                                       ----------
United States - 85.4%
Broadcasting - 1.5%
  Mediacom Communications  28,700         187,411
Corp.(b)
  UnitedGlobalCom,         30,600         228,582
Inc.(b)

                                       ==========
                                          415,993
                                       ----------
Business Services - 2.8%
  Accenture Ltd.(b)        15,200         411,160
  Aquantive, Inc.(b)       20,900         201,685
  Digitas, Inc.(b)         20,400         157,692

                                       ==========
                                          770,537
                                       ----------
Computer & Office Equipment - 6.7%
  Cisco Systems, Inc.(b)   31,900         577,390
  Dell, Inc.(b)             8,400         299,040
  Hewlett-Packard Co.      14,200         266,250
  Integrated Circuit        6,300         135,450
Systems, Inc.(b)
  International Business
Machines
    Corp.                   6,400         548,736

                                       ==========
                                        1,826,866
                                       ----------
Computer Software & Services - 22.8%
  Adobe Systems, Inc.       4,100         202,827
  Ask Jeeves, Inc.(b)       6,000         196,260
  BMC Software, Inc.(b)    13,200         208,692
  Citrix Systems, Inc.(b)  11,800         206,736
  Computer Associates
International,
    Inc.                   11,000         289,300
  DIGI International,      14,300         163,449
Inc.(b)
  eBay, Inc.(b)             2,100         193,074
  Electronic Arts,          5,500         252,945
Inc.(b)
  EMC Corp.(b)             29,100         335,814

                             NUMBER
                           OF SHARES      VALUE
                          ----------- ------------
COMMON STOCKS (Continued)
Computer Software & Services (Continued)
  Emulex Corp.(b)          17,000      $  195,840
  iVillage, Inc.(b)        36,500         219,000
  Juniper Networks,        10,900         257,240
Inc.(b)
  Lawson Software, Inc.(b) 28,100         157,360
  Microsoft Corp.          19,300         533,645
  OpenTV Corp.(b)          51,100         155,855
  Oracle Corp.(b)          26,100         294,408
  PeopleSoft, Inc.(b)      16,800         333,480
  Sandisk Corp.(b)          7,700         224,224
  Siebel Systems, Inc.(b)  22,900         172,666
  Symantec Corp.(b)         6,200         340,256
  TIBCO Software, Inc.(b)  23,000         195,730
  VeriSign, Inc.(b)
                           14,200         282,296
  VERITAS Software Corp.(b)
                           15,300         272,340
  webMethods, Inc.(b)      28,300         150,556
  Yahoo!, Inc.(b)          10,700         362,837

                                       ==========
                                        6,196,830
                                       ----------
Electronics - 6.2%
  Agilent Technologies,    12,800         276,096
Inc.(b)
  Analog Devices, Inc.
                            7,600         294,728
  Broadcom Corp. - Class A(b)
                            5,300         144,637
  Intel Corp.              17,300         347,038
  Intersil Corp. - Class   11,300         180,009
A
  Maxim Integrated Products,6,100         257,969
  Sanmina-SCI Corp.(b)     26,500         186,825

                                       ==========
                                        1,687,302
                                       ----------
Entertainment & Leisure -
0.8%
  WMS Industries, Inc.(b)   8,400         215,796
                                       ----------
Manufacturing - 1.0%
  General Cable Corp.(b)
                           25,500         271,320
                                       ----------
Measuring & Controlling Devices -
3.3%
  KLA-Tencor Corp.(b)      13,800         572,424
  Thermo Electron          10,600         286,412
Corp.(b)

                                       ==========
                                          858,836
                                       ----------
Medical & Medical Services - 2.0%
  Arqule, Inc.(b)          37,600         173,712
  Inveresk Research         5,200         191,828
Group, Inc.(b)
  Medco Health Solutions,   5,600         173,040
Inc.(b)

                                       ==========
                                          538,580
                                       ----------
Medical Instruments &
Supplies - 4.5%
  Boston Scientific Corp.(b)
                           12,500         496,625
  Guidant Corp.
                            4,400         290,576
  Invitrogen Corp.(b)       2,600         142,974
  St. Jude Medical,         3,900         293,553
Inc.(b)

                                       ==========
                                        1,223,728
                                       ----------
Pharmaceuticals - 16.2%
  Amylin Pharmaceuticals,   5,100         104,652
Inc.(b)
  Andrx Corp.(b)              900          20,124
  Auxilium                 15,900         135,627
Pharmaceuticals, Inc.(b)
  Chiron Corp.(b)           9,400         415,480
  Corgentech, Inc.(b)       9,800         167,286
  Dendreon Corp.(b)        14,400         121,104
  Eyetech                   4,800         163,152
Pharmaceuticals(b)
  Forest Laboratories, Inc.(b)
                            6,100         274,378
  Genentech, Inc.(b)
                            8,300         435,086
  Gilead Sciences, Inc.(b)
                            6,000         224,280
  Guilford Pharmaceuticals, Inc.(b)
                           31,400         157,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              55

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
        GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                             NUMBER
                           OF SHARES      VALUE
                          ----------- -------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Lexicon Genetics,          26,800    $   176,612
Inc.(b)
  Medimmune, Inc.(b)         12,700        300,990
  Millennium                 10,800        148,068
Pharmaceuticals, Inc.(b)
  Nitromed, Inc.(b)           8,541        203,616
  Noven Pharmaceuticals,     10,200        212,568
Inc.(b)
  NPS Pharmaceuticals,        6,600        143,748
Inc.(b)
  Nuvelo, Inc.(b)            18,400        181,792
  Onyx Pharmaceuticals,       5,300        227,953
Inc.(b)
  Protein Design Labs,       11,700        229,086
Inc.(b)
  Transkaryotic              11,600        205,668
Therapies, Inc.(b)
  Vicuron                    10,000        146,800
Pharmaceuticals, Inc.(b)

                                       ===========
                                         4,395,070
                                       -----------
Semiconductors & Related Devices -
10.3%
  Applied Materials,         25,000        412,250
Inc.(b)
  Bookham, Inc.(b)           14,150         91,975
  Caliper Life Sciences,     29,100        204,573
Inc.(b)
  Fairchild Semiconductor
International,
    Inc.(b)                  14,600        206,882
  International Rectifier     5,700        195,510
Corp.(b)
  LAM Research Corp.(b)      13,000        284,440
  Linear Technology Corp.     7,400        268,176
  MEMC Electronic            21,400        181,472
Materials, Inc.(b)
  Skyworks Solutions,        22,600        214,700
Inc.(b)
  Texas Instruments, Inc.    13,500        287,280
  Varian Semiconductor
Equipment
    Associates, Inc.(b)       6,000        185,400
  Xilinx, Inc.               10,000        270,000

                                       ===========
                                         2,802,658
                                       -----------
Telecommunications - 7.3%
  ADC Telecommunications,    77,500        140,275
Inc.(b)
  Alamosa Holdings,          28,000        213,920
Inc.(b)
  Andrew Corp.(b)            18,600        227,664
  Avaya, Inc.(b)             13,100        182,614
  Nextel Communications,
Inc. - Class
    A(b)                     12,400        295,616
  Powerwave Technologies,    22,800        140,448
Inc.(b)
  QUALCOMM, Inc.              5,400        210,816
  Scientific-Atlanta,         7,500        194,400
Inc.
  Tekelec(b)                 17,200        286,896
  Telesystem
Intlernational Wireless,
    Inc.(b)                  10,304         97,476

                                       ===========
                                         1,990,125
                                       -----------
                                        23,193,641
                                       -----------
TOTAL COMMON STOCKS
  (Cost $25,068,339)                    26,329,501
                                       -----------
SHORT TERM INVESTMENTS - 0.9%
  Galileo Money Market
Fund
  (Cost $237,460)           237,460        237,460
                                       -----------

                                          VALUE
                                     --------------
TOTAL INVESTMENTS IN SECURITIES -
97.8%
  (Cost $25,305,799(a))              $26,566,961
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 2.2%                     599,842
                                     -----------
NET ASSETS - 100.0%
  (Applicable to 293,959
  Institutional shares, 16,020
  Service shares, 1,871,041
  Investor A shares, 2,398,501
  Investor B shares and 631,784
  Investor C shares outstanding)     $27,166,803
                                     ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
     ($1,592,124/293,959)                $ 5.42
                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
         ($85,743/16,020)                $ 5.35
                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
   ($9,929,419/1,871,041)                $ 5.31
                                         ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
            ($5.31/0.950)                $ 5.59
                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($12,315,294/2,398,501)                $ 5.13
                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($3,244,223/631,784)                $ 5.14
                                         ======
-------------------

 (a) Cost for Federal income tax purposes is $25,505,282. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $2,967,147
      Gross unrealized depreciation                                   (1,909,912)
                                                                      ----------
                                                                      $1,057,235
                                                                      ==========

 (b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
56

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                         INTERNATIONAL EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                              NUMBER
                                            OF SHARES      VALUE
                                           ----------- -------------
COMMON STOCKS - 111.4%
Australia - 3.6%
  CSL Ltd.                                   16,247     $   334,225
  Lend Lease Corp. Ltd.                      45,091         372,996
  WMC Resources Ltd.                       107,923          419,012

                                                        ===========
                                                          1,126,233
                                                        -----------
Austria - 2.5%
  Bank Austria Creditanstalt                11,040          782,940
                                                        -----------
Canada - 1.1%
  Shoppers Drug Mart Corp.(b)               13,303          359,498
                                                        -----------
Finland - 0.6%
  Stora Enso Oyj - Class R                  14,077          190,224
                                                        -----------
France - 16.3%
  Axa                                       30,832          623,801
  Carrefour SA                              15,142          712,200
  Essilor International SA                   4,329          278,241
  Lafarge SA                                 7,716          675,144
  PSA Peugeot Citroen                       10,094          621,825
  Sanofi-Aventis(c)                         13,064          947,572
  Vinci SA                                   5,861          674,435
  Vivendi Universal(b)                      23,704          607,357

                                                        ===========
                                                          5,140,575
                                                        -----------
Germany - 9.7%
  Allianz AG(c)                              6,286          633,089
  BASF AG                                    3,226          190,118
  Deutsche Postbank AG(b)                   17,559          684,782
  Deutsche Telekom AG(b)                    44,872          832,625
  Siemens AG                                 9,831          722,963

                                                        ===========
                                                          3,063,577
                                                        -----------
Greece - 2.6%
  EFG Eurobank Ergasias                     15,994          375,441
  Hellenic Telecommunication
    Organization SA                         32,960          442,933

                                                        ===========
                                                            818,374
                                                        -----------
Hong Kong - 3.1%
  Hutchison Whampoa Ltd.                    55,000          430,236
  Hutchison Whampoa Rights (expiring
    10/29/04)(d)                               733                0
  Swire Pacific Ltd. - Class A              72,000          500,894

                                                        ===========
                                                            931,130
                                                        -----------
Italy - 2.7%
  Eni SpA                                   38,365          859,597
                                                        -----------
Japan - 22.9%
  Daiwa House Industry Co. Ltd.             38,000          371,329
  East Japan Railway Co.                       101          522,343
  Fuji Electric Holdings Co. Ltd.           89,000          220,451
  Hokkaido Electric Power Co., Inc.         25,600          458,275
  Komatsu Ltd.                              51,000          327,614
  Marui Co. Ltd.                            14,900          187,239
  Mitsubishi Tokyo Financial Group,
    Inc.                                        61          508,633
  Mitsui & Co. Ltd.                         79,000          661,589
  Mitsui Fudosan Co. Ltd.                   44,000          457,506
  Nippon Oil Corp.                          86,000          542,304
  Obayashi Corp.                            71,000          353,019
  Sanyo Shinpan Finance Co. Ltd.             6,900          369,369
  Sumitomo Metal Industries Ltd.           493,000          585,973

                                              NUMBER
                                            OF SHARES      VALUE
                                           ----------- -------------
COMMON STOCKS (Continued)
Japan (Continued)
  Suzuki Motor Corp.                        21,700      $   354,989
  Tokyo Tatemono Co., Ltd.                  52,000          259,021
  Toyota Motor Corp.                        22,500          861,498
  UFJ Holdings, Inc.(b)                         42          184,057

                                                        ===========
                                                          7,225,209
                                                        -----------
Luxembourg - 0.7%
  Arcelor                                   11,387          210,443
                                                        -----------
Netherlands - 7.7%
  ING Groep NV                              32,786          827,438
  Koninklijke Ahold NV(b)                   72,305          461,587
  Reed Elsevier NV                          43,942          565,955
  TNT Post Group NV                         23,096          564,241

                                                        ===========
                                                          2,419,221
                                                        -----------
Russia - 1.4%
  Mobile Telesystems - ADR                   3,051          442,364
                                                        -----------
Singapore - 2.5%
  Jardine Matheson Holdings Ltd.(e)         22,400          315,840
  Keppel Corp. Ltd.                         99,800          468,294

                                                        ===========
                                                            784,134
                                                        -----------
South Korea - 1.3%
  Honam Petrochemical Corp.                  5,140          203,546
  Samsung Electronics Co. Ltd.                 556          221,145

                                                        ===========
                                                            424,691
                                                        -----------
Spain - 2.2%
  Banco Bilbao Vizcaya Argentaria SA        51,503          708,754
                                                        -----------
Switzerland - 7.9%
  ABB Ltd.(b)                               95,658          583,739
  Roche Holding AG                           9,397          970,781
  Syngenta AG(b)                             9,737          927,927

                                                        ===========
                                                          2,482,447
                                                        -----------
Thailand - 2.4%
  Kasikornbank Public Co. Ltd.
    (Foreign Shares)(b)                    276,100          309,925
  Siam Cement Public Co. Ltd.
    (Foreign Shares)                        67,717          434,827

                                                        ===========
                                                            744,752
                                                        -----------
United Kingdom - 20.2%
  British Land Co. PLC                      42,309          569,612
  Centrica PLC                             160,744          730,099
  Glaxosmithkline PLC                       26,894          579,616
  HSBC Holdings PLC                         47,153          748,311
  Kingfisher PLC                            60,451          337,194
  Prudential PLC                            82,466          672,269
  Scottish & Southern Energy PLC            41,595          586,342
  Shell Transport & Trading Co. PLC        132,554          972,651
  Vodafone Group PLC                       487,826        1,167,438

                                                        ===========
                                                          6,363,532
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $30,728,859)                                     35,077,695
                                                        -----------
SHORT TERM INVESTMENTS - 2.9%
  Institutional Money Market Trust(e)
  (Cost $924,000)                          924,000          924,000
                                                        -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              57

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                           VALUE
                                      --------------
TOTAL INVESTMENTS IN SECURITIES - 114.3%
  (Cost $31,652,859(a))               $36,001,695
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (14.3)%
  (Including $924,000 of payable
  upon return of securities loaned
  and $4,058,321 of capital shares
  redeemed payable)                    (4,496,878)
                                      -----------
NET ASSETS - 100.0%
  (Applicable to 1,164,266
  Institutional shares, 463,905
  Service shares, 1,096,710
  Investor A shares, 260,540
  Investor B shares and 222,615
  Investor C shares outstanding)      $31,504,817
                                      ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($11,684,380/1,164,266)                $ 10.04
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
     ($4,589,511/463,905)                $  9.89
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($10,695,541/1,096,710)                $  9.75
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
            ($9.75/0.950)                $ 10.26
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
     ($2,432,722/260,540)                $  9.34
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($2,102,663/222,615)                $  9.45
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $32,073,094. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $4,698,714
      Gross unrealized depreciation                                      (770,113)
                                                                       ----------
                                                                       $3,928,601
                                                                       ==========

     (b) Non-income producing security.
     (c) Total or partial securities on loan.
 (d) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, this security had a total market value of $0 which represents less than 0.01% of net assets.

 (e) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
58

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                           NUMBER
                                         OF SHARES       VALUE
                                       ------------- -------------
COMMON STOCKS - 95.0%
Australia - 1.5%
  Hardman Resources Ltd.(b)              1,299,400    $ 2,061,270
  WMC Resources Ltd.                       684,600      2,657,967

                                                      ===========
                                                        4,719,237
                                                      -----------
Austria - 3.4%
  Andritz AG                                36,800      2,059,046
  Erste Bank der oesterreichischen
    Sparkassen AG                           66,700      2,775,197
  VA Technologie AG(b)                      38,000      2,241,818
  Wienerberger AG                           94,483      3,543,919

                                                      ===========
                                                       10,619,980
                                                      -----------
Belgium - 2.0%
  Delhaize Group                            32,900      2,090,089
  Umicore                                   58,616      4,277,079

                                                      ===========
                                                        6,367,168
                                                      -----------
Brazil - 0.8%
  Votorantim Celulose e Papel SA       34,537,036       2,380,494
                                                      -----------
Canada - 3.0%
  Dofasco, Inc.                            63,100       2,124,025
  Falconbridge Ltd.                        55,800       1,481,474
  Inmet Mining Corp.(b)                   133,800       2,315,374
  Niko Resources Ltd.                      12,472         391,736
  Teck Cominco Ltd.                       150,400       3,233,680

                                                      ===========
                                                        9,546,289
                                                      -----------
Finland - 2.3%
  Kesko Oyj - Class B                     127,600       2,792,414
  Metso Oyj                               163,900       2,102,822
  Rautaruukki Oyj                         235,200       2,293,138

                                                      ===========
                                                        7,188,374
                                                      -----------
France - 2.9%
  Imerys SA                                48,200       3,205,750
  JC Decaux SA(b)                         164,500       3,738,869
  Neopost SA                               32,800       2,106,142
  SEB SA                                        8             802

                                                      ===========
                                                        9,051,563
                                                      -----------
Germany - 5.4%
  Adidas-Salomon AG                        16,500       2,302,397
  Bilfinger Berger AG                      82,000       2,840,441
  Continental AG                           61,400       3,337,860
  Freenet.De AG(b)                        101,800       1,816,886
  MAN AG                                   45,700       1,562,592
  Puma AG Rudolf Dassler Sport              7,900       2,116,609
  ThyssenKrupp AG                         149,900       2,921,109

                                                      ===========
                                                       16,897,894
                                                      -----------
Greece - 1.2%
  Alpha Bank AE                           144,260       3,676,601
                                                      -----------
Hong Kong - 5.4%
  Cosco Pacific Ltd.                    1,065,800       1,776,778
  Global Bio-chem Technology Group
    Co. Ltd.                            1,828,000       1,394,785
  Hang Lung Properties Ltd              1,376,000       2,029,225
  Harbin Power Equipment Co. Ltd.       6,780,800       1,617,364
  Hysan Development Co. Ltd.              751,800       1,325,620
  Industrial and Commercial Bank of
    China (Asia) Ltd.                   1,248,800       1,705,519
  Lee & Man Paper Manufacturing Ltd.      621,200         473,983
  New World Development Co. Ltd.        1,740,400       1,640,401

                                           NUMBER
                                         OF SHARES       VALUE
                                       ------------- -------------
COMMON STOCKS (Continued)
Hong Kong (Continued)
  Playmates Holdings Ltd.               1,728,800     $   323,677
  Ports Design Ltd.                        86,200         159,178
  Regal Hotels International Holdings
    Ltd.(b)                            51,000,000       2,354,435
  Sino Land Co. Ltd.                    3,025,100       2,249,996

                                                      ===========
                                                       17,050,961
                                                      -----------
India - 3.1%
  Bharti Tele-Ventures Ltd.(b)            875,300       2,780,029
  Cadila Healthcare Ltd.                   47,400         496,480
  Divi's Laboratories Ltd.                 20,100         544,703
  Grasim Industries Ltd.                   75,500       1,880,375
  Ipca Laboratories Ltd.                   32,800         444,707
  Kojam Finivest Ltd.(b)                    7,750           5,432
  Lupin Ltd.                               33,362         504,108
  Maruti Udyog Ltd.                       293,700       2,208,277
  Matrix Laboratories Ltd.                  3,753         117,218
  Nicholas Piramal Ltd.                    36,700         663,776

                                                      ===========
                                                        9,645,105
                                                      -----------
Indonesia - 2.2%
  PT Bank Central Asia Tbk              8,819,500       1,925,656
  PT Bank Mandiri                      11,110,500       1,758,758
  PT Telekomunikasi Indonesia           6,883,200       3,118,480

                                                      ===========
                                                        6,802,894
                                                      -----------
Ireland - 0.8%
  Depfa Bank PLC                          190,400       2,596,525
                                                      -----------
Italy - 3.7%
  Autostrada Torino-Milano SpA            103,400       2,131,826
  Banco Popolare di Verona e Novara
    SpA                                    72,800       1,276,701
  Italcementi SpA                         172,300       2,546,569
  Lottomatica SpA                          87,300       2,414,669
  Saipem SpA                              299,400       3,365,298

                                                      ===========
                                                       11,735,063
                                                      -----------
Japan - 20.1%
  Aica Kogyo Co. Ltd.                     193,700       2,425,314
  Asahi Diamond Industry Co. Ltd.         331,600       1,708,922
  The Bank of Yokohama Ltd.               605,600       3,252,871
  Central Glass Co. Ltd.                  191,600       1,404,644
  Goldgrest Co. Ltd.                       36,600       2,138,584
  Haseko Corp.(b)                         862,200       1,541,110
  Ichiyoshi Securities Co. Ltd.           162,700       1,226,727
  Japan Airlines System Corp.(b)          652,000       1,786,543
  Joint Corp.                             117,300       2,272,245
  The Joyo Bank Ltd.                      453,000       1,824,906
  Juki Corp.(b)                           204,200         624,374
  Kobe Steel Ltd.                       1,183,000       1,717,371
  Komatsu Ltd.                            320,000       2,055,619
  Kose Corp.                               39,400       1,508,579
  Leopalace21 Corp.                        32,800         605,616
  Matsui Securities Co. Ltd.               58,800       1,475,135
  Nippon Electric Glass Co. Ltd.          153,700       3,416,640
  Nissan Shatai Co. Ltd.                  382,000       2,225,142
  Nitori Co. Ltd.                          40,148       2,302,184
  Nitto Denko Corp.                        41,200       1,895,241
  NOK Corp.                                53,900       1,652,969
  Orix Corp.                               28,600       2,932,269
  Promise Co. Ltd.                         33,200       2,171,864
  Sanyo Shinpan Finance Co. Ltd.           42,900       2,296,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              59

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                           NUMBER
                                         OF SHARES       VALUE
                                        ----------- --------------
COMMON STOCKS (Continued)
Japan (Continued)
  Sumitomo Heavy Industries Ltd.(b)        800,100   $  2,366,580
  Sumitomo Metal Industries Ltd.        1,505,100       1,788,941
  Suzuki Motor Corp.                      137,800       2,254,261
  Takefuji Corp.                           27,300       1,746,269
  Tokai Carbon Co. Ltd.                   489,000       1,570,621
  Tosoh Corp.                             452,100       1,829,484
  Toyo Radiator Co. Ltd.                  406,000       2,132,868
  Yamada Denki Co. Ltd.                    64,200       2,213,492
  YASKAWA Electric Corp.                  228,400       1,108,688

                                                     ============
                                                       63,472,584
                                                     ------------
Malaysia - 0.8%
  Maxis Communications Berhad           1,098,300       2,456,724
                                                     ------------
Netherlands - 3.1%
  Euronext NV                             113,800       3,238,102
  Koninklijke Wessanen NV                 188,700       2,514,750
  Randstad Holding NV                      45,689       1,654,712
  Vedior NV                               155,000       2,396,757

                                                     ============
                                                        9,804,321
                                                     ------------
Norway - 2.0%
  Prosafe ASA                             108,700       2,761,302
  Smedvig ASA - Class A                   268,800       3,513,986

                                                     ============
                                                        6,275,288
                                                     ------------
Portugal - 1.4%
  Brisa Auto Estradas de Portugal SA      206,700       1,678,963
  PT Multimedia - Servicos de
    Telecomunicacoes e Multimedia
    SGPS SA                               143,900       3,208,104

                                                     ============
                                                        4,887,067
                                                     ------------
Singapore - 0.4%
  Singapore Petroleum Co. Ltd.            535,700       1,151,838
                                                     ------------
South Korea - 4.0%
  Dongkuk Steel Mill Co., Ltd.            236,600       2,547,841
  Hanjin Heavy Industries Co. Ltd.        455,600       2,267,118
  Hanjin Shipping Co. Ltd.                136,800       2,334,451
  Honam Petrochemical Corp.                30,000       1,188,016
  Hyundai Development Co.                 206,700       2,252,788
  LG Chemical Ltd.                         49,500       1,878,550

                                                     ============
                                                       12,468,764
                                                     ------------
Spain - 3.1%
  ACS, Actividades de Construccion y
    Servicios SA                          118,500       2,159,095
  Grupo Ferrovial SA                       54,400       2,428,964
  Iberia Lineas Aereas de Espana SA       989,700       2,741,143
  NH Hoteles SA                           228,100       2,527,046

                                                     ============
                                                        9,856,248
                                                     ------------
Sweden - 3.3%
  Alfa Laval AB                           118,200       1,720,997
  Lindex AB                                87,900       2,378,547
  Scania AB                                54,300       1,838,542
  SKF AB - Class B                         64,700       2,457,288
  SSAB Svenskt Stal AB                    109,700       2,079,421

                                                     ============
                                                       10,474,795
                                                     ------------
Switzerland - 2.2%
  Micronas Semiconductor Holding
    AG(b)                                  45,700       1,939,697
  PubliGroupe SA                            9,700       2,819,813

                                           NUMBER
                                         OF SHARES       VALUE
                                        ----------- --------------
COMMON STOCKS (Continued)
Switzerland (Continued)
  Sauer AG(b)                              48,200    $  2,624,810

                                                     ============
                                                        7,384,320
                                                     ------------
Taiwan - 1.8%
  Quanta Computer, Inc.                   844,624       1,454,533
  Taishin Financial Holdings Co. Ltd.   2,842,678       2,292,887
  Vanguard International
    Semiconductor Corp.(b)(c)           3,077,574       1,816,104

                                                     ============
                                                        5,563,524
                                                     ------------
Thailand - 1.9%
  Advanced Info Service Public Co.
    Ltd. (Foreign Shares)(c)            1,228,500       2,925,070
  Banpu Public Co. Ltd.(c)                933,400       3,494,595

                                                     ============
                                                        6,419,665
                                                     ------------
United Kingdom - 11.5%
  Aegis Group PLC                         857,300       1,500,918
  Alliance Unichem PLC                    170,928       2,061,515
  Antofagasta PLC                         103,400       2,116,198
  Burberry Group PLC                      300,900       2,028,251
  The Carphone Warehouse Group
    PLC                                   250,000         674,061
  Catlin Group Ltd. PLC                   282,800       1,773,192
  EMI Group PLC                           529,200       2,113,945
  Exel PLC                                171,200       2,119,010
  Hilton Group PLC                        301,500       1,509,900
  InterContinental Hotels Group PLC       264,400       3,007,045
  Michael Page International PLC          673,600       2,255,004
  Millennium & Copthorne Hotels PLC       345,700       2,001,810
  Severn Trent PLC                        120,000       1,906,553
  Taylor Nelson Sofres PLC                544,600       2,187,781
  Taylor Woodrow PLC                      510,000       2,429,471
  Trinity Mirror PLC                      208,200       2,479,019
  Tullow Oil PLC                          599,400       1,559,187
  Xstrata PLC                             149,100       2,451,183

                                                     ============
                                                       36,174,043
                                                     ------------
United States - 1.7%
  Autoliv, Inc.                            57,000       2,302,800
  NII Holdings, Inc. - Class B(b)(d)       74,400       3,066,024

                                                     ============
                                                        5,368,824
                                                     ------------
TOTAL COMMON STOCKS
  (Cost $267,055,402)
                                                      300,036,153
                                                     ------------
PREFERRED STOCKS - 0.4%
Brazil - 0.4%
  Gerdau SA
  (Cost $347,978)                          74,800       1,215,696
                                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
60

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                  PAR/SHARES
                                       MATURITY     (000)        VALUE
                                      ---------- ----------- -------------
SHORT TERM INVESTMENTS - 6.0%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                             10/01/04      $9,000    $ 9,000,000
  Galileo Money Market Fund                          6,664      6,664,445
  Institutional Money Market Trust(e)                3,125      3,124,800

                                                              ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $18,789,245)                                           18,789,245
                                                              -----------

TOTAL INVESTMENTS IN SECURITIES - 101.4%
  (Cost $286,192,625(a))               320,041,094
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (1.4)%                 (4,399,462)
                                       -----------
NET ASSETS - 100.0%
  (Applicable to 3,949,394
  Institutional shares, 801,048
  Service shares, 4,200,341
  Investor A shares, 1,981,409
  Investor B shares and 2,407,534
  Investor C shares outstanding)      $315,641,632
                                      ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($96,534,906/3,949,394)                $ 24.44
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
    ($19,166,526/801,048)                $ 23.93
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($99,879,318/4,200,341)                $ 23.78
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
           ($23.78/0.950)                $ 25.03
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($45,167,373/1,981,409)                $ 22.80
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($54,893,509/2,407,534)                $ 22.80
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $286,318,475. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $41,868,547
      Gross unrealized depreciation                                       (8,145,928)
                                                                         -----------
                                                                         $33,722,619
                                                                         ===========

     (b) Non-income producing security.
  (c) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, the securities had a total market value of $8,235,769 which represents 2.61% of net assets.
     (d) Total or partial securities on loan.
 (e) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              61

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                            SELECT EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS - 100.2%
Aerospace - 2.1%
  The Boeing Co.                           16,100     $  831,082
  Northrop Grumman Corp.                    9,100        485,303
  United Technologies Corp.                 5,500        513,590

                                                      ==========
                                                       1,829,975
                                                      ----------
Banks - 7.8%
  Bank of America Corp.(b)                 46,600      2,019,178
  Golden West Financial Corp.               4,100        454,895
  Huntington Bancshares, Inc.(b)           20,900        520,619
  J.P. Morgan Chase & Co., Inc.            42,852      1,702,511
  SunTrust Banks, Inc.(b)                   7,800        549,198
  U.S. Bancorp                             33,000        953,700
  Wachovia Corp.                           24,500      1,150,275

                                                      ==========
                                                       7,350,376
                                                      ----------
Beverages & Bottling - 1.8%
  The Coca-Cola Co.                         9,200        368,460
  Constellation Brands, Inc. - Class
    A(c)                                   12,200        464,332
  PepsiCo, Inc.                            18,000        875,700

                                                      ==========
                                                       1,708,492
                                                      ----------
Broadcasting - 0.6%
  Comcast Corp. - Class A(c)               20,900        590,216
                                                      ----------
Business Services - 0.8%
  Cendant Corp.                            35,400        764,640
                                                      ----------
Chemicals - 1.0%
  The Dow Chemical Co.                     20,500        926,190
                                                      ----------
Computer & Office Equipment - 4.8%
  Cisco Systems, Inc.(c)                   45,100        816,310
  Dell, Inc.(c)                            24,500        872,200
  International Business Machines
    Corp.                                  25,500      2,186,370
  Lexmark International, Inc.(c)            7,300        613,273

                                                      ==========
                                                       4,488,153
                                                      ----------
Computer Software & Services - 6.4%
  Checkfree Corp.(c)                       22,600        625,342
  Computer Sciences Corp.(b)(c)            13,400        631,140
  Microsoft Corp.                        117,000       3,235,050
  Oracle Corp.(c)                         51,700         583,176
  Symantec Corp.(b)(c)                    17,200         943,936

                                                      ==========
                                                       6,018,644
                                                      ----------
Construction - 0.4%
  Centex Corp.                             8,100         408,726
                                                      ----------
Electronics - 5.2%
  Arrow Electronics, Inc.(b)(c)           29,500         666,110
  General Electric Co.                    79,800       2,679,684
  Intel Corp.                             43,200         866,592
  L-3 Communications Holdings, Inc.(b)    10,500         703,500

                                                      ==========
                                                       4,915,886
                                                      ----------
Energy & Utilities - 3.0%
  Exelon Corp.                            25,500         935,595
  PPL Corp.(b)                            21,800       1,028,524
  TXU Corp.(b)                            18,500         886,520

                                                      ==========
                                                       2,850,639
                                                      ----------
Entertainment & Leisure - 2.3%
  MGM Mirage(c)                            9,600         476,640

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS (Continued)
Entertainment & Leisure (Continued)
  Time Warner, Inc.(c)                    55,500      $  895,770
  The Walt Disney Co.                     33,200         748,660

                                                      ==========
                                                       2,121,070
                                                      ----------
Finance - 7.8%
  The Bear Stearns Cos., Inc.              5,400         519,318
  Capital One Financial Corp.(b)           8,100         598,590
  Citigroup, Inc.                         59,800       2,638,376
  Countrywide Financial Corp.             20,598         811,355
  E*TRADE Financial Corp.(c)              44,000         502,480
  Freddie Mac                             13,600         887,264
  The Goldman Sachs Group, Inc.            8,000         745,920
  Providian Financial Corp.(c)            38,500         598,290

                                                      ==========
                                                       7,301,593
                                                      ----------
Food & Agriculture - 2.2%
  Archer-Daniels-Midland Co.              30,800         522,984
  Campbell Soup Co.(b)                    21,200         557,348
  H.J. Heinz Co.                          14,800         533,096
  Supervalu, Inc.(b)                      16,300         449,065

                                                      ==========
                                                       2,062,493
                                                      ----------
Insurance - 4.8%
  ACE Ltd.                                11,000         440,660
  The Allstate Corp.                      16,300         782,237
  American International Group, Inc.      26,300       1,788,137
  MetLife, Inc.                           25,100         970,115
  W.R. Berkley Corp.                      13,100         552,296

                                                      ==========
                                                       4,533,445
                                                      ----------
Machinery & Heavy Equipment - 0.5%
  Deere & Co.                              7,800         503,490
                                                      ----------
Manufacturing - 7.6%
  The Black & Decker Corp.(b)             12,600         975,744
  Brunswick Corp.                         18,100         828,256
  Eaton Corp.                             14,100         894,081
  Fortune Brands, Inc.                     9,000         666,810
  NIKE, Inc. - Class B                     9,500         748,600
  The Sherwin-Williams Co.(b)             17,400         764,904
  The Stanley Works                       18,100         769,793
  Tyco International Ltd. - ADR(b)        48,900       1,499,274

                                                      ==========
                                                       7,147,462
                                                      ----------
Medical & Medical Services - 2.1%
  Amgen, Inc.(c)                           6,600         374,088
  Anthem, Inc.(b)(c)                       8,100         706,725
  UnitedHealth Group, Inc.                11,800         870,132

                                                      ==========
                                                       1,950,945
                                                      ----------
Medical Instruments & Supplies - 4.2%
  Bausch & Lomb, Inc.                     11,400         757,530
  Becton, Dickinson & Co.                 12,600         651,420
  Johnson & Johnson                       32,600       1,836,358
  Medtronic, Inc.                         12,500         648,750

                                                      ==========
                                                       3,894,058
                                                      ----------
Metal & Mining - 0.7%
  Nucor Corp.(b)                           7,400         676,138
                                                      ----------
Motor Vehicles - 0.8%
  General Motors Corp.(b)                  8,100         344,088

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
62

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                      SELECT EQUITY PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Motor Vehicles (Continued)
  Lear Corp.(b)                             7,800      $   424,710

                                                       ===========
                                                           768,798
                                                       -----------
Oil & Gas - 7.2%
  Amerada Hess Corp.                        7,800          694,200
  Baker Hughes, Inc.                      21,700           948,724
  ChevronTexaco Corp.                     18,000           965,520
  ConocoPhillips                          16,700         1,383,595
  Exxon Mobil Corp.                       47,200         2,281,176
  Valero Energy Corp.(b)                   6,300           505,323

                                                       ===========
                                                         6,778,538
                                                       -----------
Paper & Forest Products - 1.4%
  Kimberly-Clark Corp.                    10,400           671,736
  Louisiana-Pacific Corp.                 26,500           687,675

                                                       ===========
                                                         1,359,411
                                                       -----------
Pharmaceuticals - 6.4%
  AmerisourceBergen Corp.(b)               7,500           402,825
  Bristol-Myers Squibb Co.                21,500           508,905
  Gilead Sciences, Inc.(c)                13,700           512,106
  Merck & Co., Inc.                       37,100         1,224,300
  Pfizer, Inc.                            87,800         2,686,680
  Wyeth                                   18,500           691,900

                                                       ===========
                                                         6,026,716
                                                       -----------
Publishing & Printing - 0.7%
  The McGraw-Hill Cos., Inc.               8,600           685,334
                                                       -----------
Railroad & Shipping - 1.7%
  Burlington Northern Santa Fe Corp.      20,900           800,679
  FedEx Corp.                              8,800           754,072

                                                       ===========
                                                         1,554,751
                                                       -----------
Real Estate - 0.4%
  Simon Property Group, Inc.(b)            6,300           337,869
                                                       -----------
Restaurants - 0.8%
  McDonald's Corp.                        26,300           737,189
                                                       -----------
Retail Merchandising - 5.3%
  Barnes & Noble, Inc.(c)                 16,600           614,200
  The Home Depot, Inc.                    38,500         1,509,200
  J.C. Penney Co., Inc.(b)                21,000           740,880
  Nordstrom, Inc.                         15,600           596,544
  Target Corp.                             9,400           425,350
  Wal-Mart Stores, Inc.                   20,000         1,064,000

                                                       ===========
                                                         4,950,174
                                                       -----------
Semiconductors & Related Devices - 1.2%
  Fairchild Semiconductor International,
    Inc.(c)                               20,900           296,153
  LAM Research Corp.(c)                   15,800           345,704
  Micron Technology, Inc.(b)(c)           39,200           471,576

                                                       ===========
                                                         1,113,433
                                                       -----------
Soaps & Cosmetics - 1.5%
  The Procter & Gamble Co.                25,600         1,385,472
                                                       -----------
Telecommunications - 5.1%
  CenturyTel, Inc.(b)                     16,000           547,840
  Motorola, Inc.                          46,400           837,056
  Nextel Communications, Inc. - Class
    A(c)                                  10,200           243,168
  QUALCOMM, Inc.                          13,500           527,040
  SBC Communications, Inc.                35,600           923,820

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Telecommunications (Continued)
  Verizon Communications, Inc.            44,200       $ 1,740,596

                                                       ===========
                                                         4,819,520
                                                       -----------
Tobacco - 1.0%
  Altria Group, Inc.                      19,800           931,392
                                                       -----------
Transportation - 0.6%
  Ryder Systems, Inc.                     11,000           517,440
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $68,913,673)
                                                        94,008,668
                                                       -----------

                                                    PAR/SHARES
                                         MATURITY     (000)
                                        ---------- -----------
SHORT TERM INVESTMENTS - 9.8%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.80%(d)                            10/25/04      $  457      457,204
  Bear Stearns, Floating Rate Notes
    1.90%(d)(e)                         10/01/04         566      565,972
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.80%(d)                            10/29/04         457      456,974
  Eurohypo, Certificate of Deposit
    1.80%(d)                            10/22/04         295      295,295
  Foreningssparbanken AB, Floating
    Rate Notes
    1.72%(d)(e)                         10/15/04         472      472,491
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(d)(e)                         10/01/04         430      430,246
    2.00%(d)(e)                         10/01/04         423      422,513
  Morgan Stanley, Floating Rate Notes
    1.86%(d)(e)                         10/01/04         174      173,627
    1.96%(d)(e)                         10/01/04       1,414    1,414,223
  Natexis Banques International,
    Floating Rate Notes
    1.92%(d)(e)                         10/01/04         849      849,474
    1.98%(d)(e)                         10/01/04         893      893,347
  Societe General, Floating Rate Notes
    1.95%(d)(e)                         10/01/04          36       36,425
  Svenska Handelsbank, Certificate of
    Deposit
    1.39%(d)                            10/27/04          99       99,115
  Union Bank of Switzerland, Time
    Deposit
    1.98%(d)                            10/01/04       1,044    1,044,449
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(d)(e)                         10/12/04         873      872,558
  Galileo Money Market Fund                                9        9,177

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              63

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                      SELECT EQUITY PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                  SHARES
                                       MATURITY   (000)      VALUE
                                      ---------- ------- ------------
SHORT TERM INVESTMENTS (Continued)
  Institutional Money Market Trust(d)              680    $  679,522

                                                          ==========
TOTAL SHORT TERM INVESTMENTS
  (Cost $9,172,612)                                        9,172,612
                                                          ----------

TOTAL INVESTMENTS IN SECURITIES - 110.0%
  (Cost $78,086,285(a))                    103,181,280
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (10.0)%
  (Including $9,163,436 of payable
  upon return of securities loaned)         (9,381,022)
                                           -----------
NET ASSETS - 100.0% (Applicable to
  4,315,819 Institutional shares,
  143,131 Service shares, 1,495,708
  Investor A shares, 1,809,333 Investor
  B shares and 213,338 Investor C
  shares outstanding)                     $ 93,800,258
                                          ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($51,593,220/4,315,819)                $ 11.95
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
     ($1,713,688/143,131)                $ 11.97
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($17,631,853/1,495,708)                $ 11.79
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
           ($11.79/0.955)                $ 12.35
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($20,448,194/1,809,333)                $ 11.30
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($2,413,303/213,338)                $ 11.31
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $79,203,399. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $26,362,850
      Gross unrealized depreciation                                    (2,384,969)
                                                                      -----------
                                                                      $23,977,881
                                                                      ===========

     (b) Total or partial securities on loan.
     (c) Non-income producing security.
 (d) Securities purchased with the cash proceeds from securities loaned.
 (e) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
64

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            VALUE
                                      -----------------

Investment in The U.S. Large Company
  Series of The DFA Investment Trust
  Company - 100.2%
  (Cost $1,268,492,401)                $1,394,523,619

LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.2)%                         (3,446,290)
                                          ----------
NET ASSETS - 100.0% (Applicable to
  25,455,034 Institutional shares,
  3,495,497 Service shares,
  14,650,506 Investor A shares,
  8,474,264 Investor B shares and
  13,311,950 Investor C shares
  outstanding)                        $1,391,077,329
                                      ==============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($546,946,643/25,455,034)              $ 21.49
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
    ($74,641,211/3,495,497)              $ 21.35
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($312,605,650/14,650,506)              $ 21.34
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
             ($21.34/0.970)              $ 22.00
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
   ($177,754,098/8,474,264)              $ 20.98
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($279,129,727/13,311,950)              $ 20.97
                                         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS AND ACCOMPANYING FINANCIAL
      STATEMENTS AND RELATED NOTES FOR THE DFA INVESTMENT TRUST COMPANY.
                                                                              65

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                               BALANCED PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS - 65.6%
Aerospace - 1.3%
  The Boeing Co.                           14,700     $  758,814
  Northrop Grumman Corp.                    8,500        453,305
  United Technologies Corp.                 5,100        476,238

                                                      ==========
                                                       1,688,357
                                                      ----------
Banks - 5.1%
  Bank of America Corp.(b)                 43,000      1,863,190
  Golden West Financial Corp.               3,800        421,610
  Huntington Bancshares, Inc.(b)           18,900        470,799
  J.P. Morgan Chase & Co., Inc.            39,588      1,572,831
  SunTrust Banks, Inc.                      7,100        499,911
  U.S. Bancorp                             30,400        878,560
  Wachovia Corp.                           22,800      1,070,460

                                                      ==========
                                                       6,777,361
                                                      ----------
Beverages & Bottling - 1.2%
  The Coca-Cola Co.                         8,500        340,425
  Constellation Brands, Inc. - Class
    A(c)                                   11,200        426,272
  PepsiCo, Inc.                            16,300        792,995

                                                      ==========
                                                       1,559,692
                                                      ----------
Broadcasting - 0.4%
  Comcast Corp. - Class A(c)               18,800        530,912
                                                      ----------
Business Services - 0.5%
  Cendant Corp.                            32,800        708,480
                                                      ----------
Chemicals - 0.6%
  The Dow Chemical Co.                     18,800        849,384
                                                      ----------
Computer & Office Equipment - 3.1%
  Cisco Systems, Inc.(c)                   41,498        751,114
  Dell, Inc.(c)                            22,700        808,120
  International Business Machines
    Corp.                                  23,000      1,972,020
  Lexmark International, Inc.(b)(c)         6,900        579,669

                                                      ==========
                                                       4,110,923
                                                      ----------
Computer Software & Services - 4.2%
  Checkfree Corp.(c)                       21,300        589,371
  Computer Sciences Corp.(b)(c)            12,500        588,750
  Microsoft Corp.                        108,000       2,986,200
  Oracle Corp.(c)                         46,600         525,648
  Symantec Corp.(b)(c)                    15,900         872,592

                                                      ==========
                                                       5,562,561
                                                      ----------
Construction - 0.3%
  Centex Corp.                             7,700         388,542
                                                      ----------
Electronics - 3.4%
  Arrow Electronics, Inc.(c)              27,100         611,918
  General Electric Co.                    72,800       2,444,624
  Intel Corp.                             39,300         788,358
  L-3 Communications Holdings, Inc.(b)     9,600         643,200

                                                      ==========
                                                       4,488,100
                                                      ----------
Energy & Utilities - 1.9%
  Exelon Corp.                            22,500         825,525
  PPL Corp.(b)                            19,500         920,010
  TXU Corp.(b)                            17,100         819,432

                                                      ==========
                                                       2,564,967
                                                      ----------
Entertainment & Leisure - 1.5%
  MGM Mirage(c)                            8,900         441,885
  Time Warner, Inc.(c)                    51,600         832,824

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS (Continued)
Entertainment & Leisure (Continued)
  The Walt Disney Co.                     30,200      $  681,010

                                                      ==========
                                                       1,955,719
                                                      ----------
Finance - 5.1%
  The Bear Stearns Cos., Inc.              5,400         519,318
  Capital One Financial Corp.(b)           7,700         569,030
  Citigroup, Inc.                         55,400       2,444,248
  Countrywide Financial Corp.             18,800         740,532
  E*TRADE Financial Corp.(c)              40,700         464,794
  Freddie Mac                             12,600         822,024
  The Goldman Sachs Group, Inc.            7,700         717,948
  Providian Financial Corp.(b)(c)         35,400         550,116

                                                      ==========
                                                       6,828,010
                                                      ----------
Food & Agriculture - 1.4%
  Archer-Daniels-Midland Co.              27,300         463,554
  Campbell Soup Co.                       19,600         515,284
  H.J. Heinz Co.                          13,700         493,474
  Supervalu, Inc.(b)                      14,900         410,495

                                                      ==========
                                                       1,882,807
                                                      ----------
Insurance - 3.2%
  ACE Ltd.                                 9,900         396,594
  The Allstate Corp.                      15,500         743,845
  American International Group, Inc.      24,200       1,645,358
  MetLife, Inc.                           23,000         888,950
  W.R. Berkley Corp.                      12,200         514,352

                                                      ==========
                                                       4,189,099
                                                      ----------
Machinery & Heavy Equipment - 0.4%
  Deere & Co.                              7,400         477,670
                                                      ----------
Manufacturing - 5.0%
  The Black & Decker Corp.(b)             11,800         913,792
  Brunswick Corp.                         17,000         777,920
  Eaton Corp.                             12,900         817,989
  Fortune Brands, Inc.                     8,400         622,356
  NIKE, Inc. - Class B                     8,700         685,560
  The Sherwin-Williams Co.(b)             16,200         712,152
  The Stanley Works                       16,800         714,504
  Tyco International Ltd. - ADR           43,700       1,339,842

                                                      ==========
                                                       6,584,115
                                                      ----------
Medical & Medical Services - 1.2%
  Amgen, Inc.(b)(c)                        6,100         345,748
  Anthem, Inc.(b)(c)                       7,400         645,650
  UnitedHealth Group, Inc.                10,800         796,392

                                                      ==========
                                                       1,787,790
                                                      ----------
Medical Instruments & Supplies - 3.2%
  Bausch & Lomb, Inc.(b)                  10,500         697,725
  Beckman Coulter, Inc.(b)                10,950         614,514
  Becton, Dickinson & Co.                 11,900         615,230
  Johnson & Johnson                       30,100       1,695,533
  Medtronic, Inc.                         11,700         607,230

                                                      ==========
                                                       4,230,232
                                                      ----------
Metal & Mining - 0.5%
  Nucor Corp.                              6,800         621,316
                                                      ----------
Motor Vehicles - 0.5%
  General Motors Corp.(b)                  7,700         327,096

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
66

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Motor Vehicles (Continued)
  Lear Corp.(b)                             7,200      $   392,040

                                                       ===========
                                                           719,136
                                                       -----------
Oil & Gas - 4.7%
  Amerada Hess Corp.                        7,300          649,700
  Baker Hughes, Inc.                      20,000           874,400
  ChevronTexaco Corp.                     16,800           901,152
  ConocoPhillips                          15,200         1,259,320
  Exxon Mobil Corp.                       43,700         2,112,021
  Valero Energy Corp.                      5,800           465,218

                                                       ===========
                                                         6,261,811
                                                       -----------
Paper & Forest Products - 0.9%
  Kimberly-Clark Corp.                     9,600           620,064
  Louisiana-Pacific Corp.                 24,300           630,585

                                                       ===========
                                                         1,250,649
                                                       -----------
Pharmaceuticals - 4.2%
  AmerisourceBergen Corp.(b)               7,000           375,970
  Bristol-Myers Squibb Co.                19,800           468,666
  Gilead Sciences, Inc.(b)(c)             12,600           470,988
  Merck & Co., Inc.                       32,800         1,082,400
  Pfizer, Inc.                            81,800         2,503,080
  Wyeth                                   17,000           635,800

                                                       ===========
                                                         5,536,904
                                                       -----------
Publishing & Printing - 0.5%
  The McGraw-Hill Cos., Inc.               7,900           629,551
                                                       -----------
Railroad & Shipping - 1.1%
  Burlington Northern Santa Fe Corp.      19,300           739,383
  FedEx Corp.                              8,100           694,089

                                                       ===========
                                                         1,433,472
                                                       -----------
Real Estate - 0.2%
  Simon Property Group, Inc.(b)            5,800           311,054
                                                       -----------
Restaurants - 0.5%
  McDonald's Corp.                        23,200           650,296
                                                       -----------
Retail Merchandising - 3.4%
  Barnes & Noble, Inc.(c)                 15,400           569,800
  The Home Depot, Inc.                    35,600         1,395,520
  J.C. Penney Co., Inc.                   19,300           680,904
  Nordstrom, Inc.                         14,500           554,480
  Target Corp.                             8,700           393,675
  Wal-Mart Stores, Inc.                   18,300           973,560

                                                       ===========
                                                         4,567,939
                                                       -----------
Semiconductors & Related Devices - 0.8%
  Fairchild Semiconductor International,
    Inc.(c)                               18,800           266,396
  LAM Research Corp.(c)                   14,200           310,696
  Micron Technology, Inc.(b)(c)           35,900           431,877

                                                       ===========
                                                         1,008,969
                                                       -----------
Soaps & Cosmetics - 1.0%
  The Procter & Gamble Co.                23,700         1,282,644
                                                       -----------
Telecommunications - 3.3%
  CenturyTel, Inc.                        14,700           503,328
  Motorola, Inc.                          43,100           777,524
  Nextel Communications, Inc. - Class
    A(b)(c)                               10,100           240,784
  QUALCOMM, Inc.                          12,500           488,000
  SBC Communications, Inc.                32,700           848,565

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Telecommunications (Continued)
  Verizon Communications, Inc.            40,200       $ 1,583,076

                                                       ===========
                                                         4,441,277
                                                       -----------
Tobacco - 0.6%
  Altria Group, Inc.                      18,000           846,720
                                                       -----------
Transportation - 0.4%
  Ryder Systems, Inc.                     10,200           479,808
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $65,992,150)
                                                        87,206,267
                                                       -----------

                                      PAR
                       MATURITY      (000)
                    -------------- --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.2%
  Federal Home Loan Mortgage
Corp.,
  Unsecured Notes
       2.40%            03/29/07    $  125     123,196
       3.88%         11/08-01/09       665     664,510
       4.75%            12/08/10       400     403,266
       4.12%            02/24/11       325     319,854
       4.62%            05/28/13       150     148,815
  Federal National Mortgage
  Association, Unsecured Notes
       1.75%            06/16/06        90      88,621
       2.35%            04/05/07       440     433,074
       7.12%            06/15/10       290     336,451
  Resolution Funding Corp. Strip
  Bonds
       6.30%(d)      07/18-10/18       300     148,615
  Small Business Administration
  Participation Certificates,
Series
  97-20F, Class 1
       7.20%            06/01/17     1,007   1,098,319
  Small Business Investment Cos.
  Pass-Through, Series 97-P10C,
  Class 1
       6.85%            08/01/07       333     357,051
  U.S. Treasury Bonds
      10.38%            11/15/12       295     359,301
       8.12%            08/15/19       825   1,129,444
       6.12%            11/15/27       215     249,602
       5.38%(e)         02/15/31     1,115   1,194,444
  U.S. Treasury Inflation
Protected
  Notes
       2.00%            07/15/14       400     410,854
  U.S. Treasury Notes
       4.25%(e)         08/15/14     2,115   2,137,142

                                             =========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $9,333,004)                          9,602,559
                                             ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              67

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                               PAR
                                                MATURITY      (000)       VALUE
                                             ------------- ---------- -------------
MORTGAGE PASS-THROUGHS - 10.2%
  Federal Home Loan Mortgage Corp.
    Gold
     8.00%                                    08/08-08/27    $   56    $    61,143
     4.00%                                    05/10-05/19       263        260,719
     6.00%                                    04/13-12/33       381        399,725
     4.50%                                       10/20/18       300        298,781
     7.50%                                       09/01/27         1            718
     6.50%                                    01/29-08/32       214        225,232
     5.50%                                    08/33-10/33       163        165,956
     5.00%                                    10/33-05/34       292        289,431
  Federal National Mortgage
    Association
     7.00%                                    08/08-10/32       409        434,303
     6.50%                                    11/10-11/33     2,371      2,489,850
     6.00%                                    09/11-11/33       909        954,182
     5.50%                                    04/17-09/34     2,431      2,489,404
     5.00%                                    03/18-04/34     1,757      1,771,897
     4.00%                                    07/18-05/19       489        476,958
     4.50%                                    09/18-07/19       513        508,744
     7.50%                                       02/01/30        15         15,949
  Government National Mortgage
    Association
     6.00%                                    10/23-06/32       513        535,492
     6.50%                                    01/24-10/34       789        834,858
     7.50%                                    11/29-12/29         4          4,467
     7.00%                                    09/31-05/32       126        134,158
     5.50%                                    04/33-10/34       872        887,971
  Government National Mortgage
    Association 1 Year CMT
     3.75%                                       05/20/34       295        293,248
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(d)                                    06/15/21     3,179         56,471

                                                                       ===========
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $13,143,340)                                                    13,589,657
                                                                       -----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.3%
  Federal Home Loan Mortgage Corp.,
    Series 2864, Class NA
     5.50%                                       01/15/31       190        199,292
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
     7.00%(d)                                    02/17/17        74         20,590
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
     7.00%(d)                                    02/17/17        82         73,331
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
     6.00%(d)                                    03/06/17        63         18,155
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
     6.00%(d)                                    03/06/17        63         55,087
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
     5.05%(d)                                    02/25/28     1,359         74,730

                                                                       ===========
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $542,127)                                                          441,185
                                                                       -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8%
  Bank of America Alternative Loan
    Trust, Series 04-6, Class 4A1
     5.00%                                       07/25/19        98         98,251

                                                               PAR
                                                MATURITY      (000)       VALUE
                                             ------------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
     6.25%                                       07/25/16    $   68    $    68,225
  Commercial Mortgage Pass-Through
    Certificates, Series 00-C1, Class
    A2
     7.42%                                       08/15/33       180        206,124
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
     5.00%                                       03/25/19       181        181,280
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
     7.18%                                       08/15/36       184        207,215
  Master Alternative Loans Trust,
    Series 04-4, Class 1A1
     5.50%                                       05/25/34       186        186,611
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
     6.55%                                       06/18/30       295        320,940
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1, Class
    A2
     7.52%                                       12/18/09       460        526,148
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
     6.50%                                       05/25/32        20         20,594
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-K,
    Class 1A2
     4.49%                                       07/25/34       545        541,676

                                                                       ===========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $2,300,969)
                                                                         2,357,064
                                                                       -----------
ASSET BACKED SECURITIES - 2.0%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
     2.90%                                       05/17/10       250        244,180
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
     2.55%(f)                                    01/20/09       450        445,482
  First Union Commercial Mortgage
    Trust, Series 98-C2, Class A2
     6.56%                                       11/18/08       180        195,606
  Green Tree Financial Corp., Series
    96-6, Class A6
     7.95%                                       09/15/27       530        585,896
  Green Tree Financial Corp., Series
    96-7, Class A6
     7.65%                                       10/15/27       511        553,572
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
     2.70%                                       09/15/09       350        345,461
  Structured Asset Receivables Trust,
    Series 03-2
     1.55%                                       01/21/09       238        238,118

                                                                       ===========
TOTAL ASSET BACKED SECURITIES
  (Cost $2,549,837)                                                      2,608,315
                                                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
68

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS - 5.9%
Aerospace - 0.2%
  Lockheed Martin Corp., Debentures
    7.65%                              05/01/16     $   45    $   54,629
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                              12/01/29         45        59,238
  Northrop Grumman Corp.,
    Debentures
    7.88%                              03/01/26         75        91,706
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                              11/16/06         55        55,769

                                                              ==========
                                                                 261,342
                                                              ----------
Banks - 1.9%
  Bank of America Corp., Senior Notes
    5.88%                              02/15/09         45        48,719
    4.38%                              12/01/10         25        25,189
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                              02/01/07         25        26,199
    3.25%                              08/15/08         75        74,021
    5.38%                              06/15/14         45        46,802
  Bank of America Corp., Subordinated
    Notes
    7.40%                              01/15/11         55        64,099
  Barclays Bank PLC, Capital
    Securities
    8.55%(g)(h)                        09/29/49         80        97,988
  Depfa ACS Bank, Senior Notes
    3.62%(f)                           10/29/08        300       300,906
  Fleetboston Financial Corp., Senior
    Notes
    3.85%                              02/15/08         60        60,696
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(h)                           08/15/07         35        35,332
  HSBC Bank USA, Senior Notes
    1.98%                              09/21/07        250       249,751
  HSBC Bank USA, Subordinated
    Notes
    4.62%                              04/01/14        100        97,849
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                              03/01/07         50        52,523
    5.25%                              05/30/07         25        26,272
    3.62%                              05/01/08         35        35,063
    6.00%                              08/01/08        155       167,717
    2.16%(g)                           10/02/09        100       100,083
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                              02/01/11         20        22,461
  SunTrust Banks, Inc., Senior
    Unsecured Notes
    3.62%                              10/15/07        170       172,076
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                              08/23/07         15        15,380
  U.S. Bank N.A., Senior Bank Notes
    2.13%(g)                           10/01/07        250       249,780
  Wachovia Corp., Unsecured Notes
    3.62%                              02/17/09         35        34,778
  Wells Fargo & Co., Senior Notes
    2.03%(g)                           09/28/07         50        50,000

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                              08/15/08     $  250    $  252,972
    1.98%(g)                           09/15/09        160       159,880
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(g)                           06/15/10         50        51,705
  Wells Fargo & Co., Unsecured
    Notes(b)
    3.50%                              04/04/08         50        50,090

                                                              ==========
                                                               2,568,331
                                                              ----------
Energy & Utilities - 0.2%
  Dominion Resources, Inc., Senior
    Notes
    5.70%                              09/17/12         50        52,576
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                              11/15/31         30        33,778
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                              07/15/11        100       112,188
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                              01/30/08         40        43,401
  Pennsylvania Electric Co., Senior
    Unsecured Notes
    5.12%                              04/01/14         50        49,836

                                                              ==========
                                                                 291,779
                                                              ----------
Entertainment & Leisure - 0.1%
  Time Warner Cos., Inc., Debentures
    6.95%                              01/15/28         85        90,704
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                              02/01/24         30        33,889
    7.70%                              05/01/32         30        34,669

                                                              ==========
                                                                 159,262
                                                              ----------
Finance - 2.1%
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                              05/01/31         30        36,563
  ASIF Global Finance, Unsecured
    Notes
    3.85%(h)                           11/26/07         25        25,286
    3.90%(h)                           10/22/08        225       226,829
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                              02/01/08        150       150,494
    2.00%(g)                           06/09/09        375       375,174
  Citigroup, Inc., Subordinated Notes
    5.00%(h)                           09/15/14         64        64,080
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                              10/15/11         90       100,214
  Devon Financing Corp., Senior
    Unsecured Notes
    7.88%                              09/30/31         15        18,410
  Encana Holdings Finance Corp.,
    Senior Unsecured Notes
    5.80%                              05/01/14         65        68,840

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              69

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  EOP Operating LP, Senior Notes
    7.25%                                06/15/28     $   25    $   27,152
  EOP Operating LP, Senior Unsecured
    Notes
    7.50%                                04/19/29         30        33,614
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14         20        19,303
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.88%                                02/15/12        100       108,553
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07        280       281,378
    1.76%(g)                             07/28/08        150       149,767
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11         10        10,500
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.62%                                05/15/09        210       213,738
  Household Finance Corp., Notes
    6.38%                                11/27/12         25        27,660
  Household Finance Corp., Senior
    Unsecured Notes
    6.38%                                10/15/11         60        66,132
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08         50        50,497
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(h)                             07/15/08         50        48,462
  Monumental Global Funding II,
    Senior Secured Notes
    4.38%(h)                             07/30/09         50        50,736
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(h)                             07/31/07         75        75,266
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08         60        59,738
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes(b)
    7.90%                                08/15/10         30        27,600
  SLM Corp., Unsecured Notes
    5.00%                                10/01/13         25        25,142
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(h)                             05/29/49        195       223,203
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                01/26/07         75        74,903
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(h)                             01/22/08         55        55,741
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(g)                             10/29/49         35        42,255
  Western & Southern Financial Group,
    Inc., Senior Notes
    5.75%(h)                             07/15/33         20        19,290

                                                                ==========
                                                                 2,756,520
                                                                ----------

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Food & Agriculture - 0.1%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07     $   65    $   67,712
    6.00%                                02/15/12         35        37,686
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11         55        58,094

                                                                ==========
                                                                   163,492
                                                                ----------
Medical Instruments & Supplies - 0.0%
  Boston Scientific Corp., Senior
    Unsecured Notes
    5.45%                                06/15/14         30        31,424
                                                                ----------
Motor Vehicles - 0.1%
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    6.50%                                11/15/13         85        92,226
                                                                ----------
Oil & Gas - 0.2%
  Consolidated Natural Gas, Inc.,
    Senior Notes
    5.00%                                03/01/14         75        74,933
  Devon Energy Corp., Senior
    Debentures
    7.95%                                04/15/32         25        31,013
  Pioneer Natural Resource, Senior
    Notes
    5.88%                                07/15/16         25        26,089
  Statoil Asa, Unsecured Notes
    5.12%(h)                             04/30/14         50        51,191
  Suncor Energy, Inc., Bonds
    5.95%                                12/01/34         20        20,306

                                                                ==========
                                                                   203,532
                                                                ----------
Pharmaceuticals - 0.0%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                08/01/97         25        28,161
  Wyeth, Unsecured Notes
    6.50%                                02/01/34         35        35,734

                                                                ==========
                                                                    63,895
                                                                ----------
Publishing & Printing - 0.1%
  News America, Inc., Debentures
    7.28%                                06/30/28         50        56,304
  News America, Inc., Senior
    Debentures
    7.75%                                01/20/24         25        29,182

                                                                ==========
                                                                    85,486
                                                                ----------
Real Estate - 0.0%
  The Rouse Co., Unsecured Notes
    3.62%                                03/15/09         50        46,683
                                                                ----------
Telecommunications - 0.5%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                03/15/13         30        36,330
  BellSouth Corp., Senior Unsecured
    Notes
    5.20%                                09/15/14         25        25,233

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
70

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)      VALUE
                                      -------------- ------- ------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    7.05%                                 03/15/33    $ 25    $   27,426
  MCI, Inc., Senior Notes(b)
    7.74%                                 05/01/14      16        15,160
  MCI, Inc., Senior Unsecured Notes
    5.91%                                 05/01/07      19        18,834
    6.69%                                 05/01/09      19        18,311
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                 11/15/29      25        30,144
  SBC Communications, Inc.,
    Unsecured Notes
    6.45%                                 06/15/34      15        15,381
  TCI Communications, Inc., Senior
    Debentures
    7.88%                              08/13-02/26      67        78,633
  TCI Communications, Inc., Senior
    Notes
    7.12%                                 02/15/28      35        38,002
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                 01/17/12     145       154,279
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.75%                                 02/15/10     120       140,766

                                                              ==========
                                                                 598,499
                                                              ----------
Yankee - 0.4%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                                 12/15/30       5         6,569
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.75%                                 06/15/30      40        51,703
  Province of Quebec, Unsecured
    Notes
    5.00%                                 07/17/09      25        26,276
  State of Israel, Unsecured Notes
    5.50%                              04/24-09/33     185       191,271
  Tyco International Group SA, Senior
    Unsecured Notes
    6.12%                                 11/01/08      25        27,022
  United Mexican States, Bonds
    8.12%                                 12/30/19     180       207,450

                                                              ==========
                                                                 510,291
                                                              ----------
TOTAL CORPORATE BONDS
  (Cost $7,684,144)                                            7,832,762
                                                              ----------
TAXABLE MUNICIPAL BONDS - 0.1%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.98%                                 05/01/05     100       100,730
  Ohana Military Communities LLC,
    Military Housing Revenue Bonds,
    Series 04-A, Class I
    6.19%                                 04/01/49      25        26,602

                                                              ==========
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $124,998)                                                127,332
                                                              ----------

                                                                 PAR/SHARES
                                                      MATURITY     (000)         VALUE
                                                     ---------- ----------- ---------------
SHORT TERM INVESTMENTS - 6.1%
  Banco Santander Puerto Rico,
    Certificate of Deposit
    1.67%(i)                                         10/07/04      $  551    $    551,091
    1.80%(i)                                         10/25/04          75          75,205
  Bear Stearns, Floating Rate Notes
    1.90%(g)(i)                                      10/01/04          18          17,528
  Eurohypo, Certificate of Deposit
    1.80%(i)                                         10/22/04         293         293,049
  Federal Home Loan Bank, Discount
    Notes
    1.65%                                            10/01/04       1,800       1,800,000
  Merrill Lynch, Floating Rate Master
    Notes
    2.00%(g)(i)                                      10/01/04         705         704,611
    2.00%(g)(i)                                      10/01/04         451         451,435
  Morgan Stanley, Floating Rate Notes
    1.86%(g)(i)                                      10/01/04         846         845,565
    1.96%(g)(i)                                      10/01/04         844         843,756
  Natexis Banques International,
    Floating Rate Notes
    1.92%(g)(i)                                      10/01/04         577         576,878
    1.98%(g)(i)                                      10/01/04         704         703,972
  Societe General, Floating Rate Notes
    1.95%(g)(i)                                      10/01/04          78          78,054
  Union Bank of Switzerland, Time
    Deposit
    1.98%(i)                                         10/01/04         292         291,625
  Victory Rece, Asset Backed
    Commercial Paper
    1.80%(i)                                         10/22/04          45          45,402
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.70%(g)(i)                                      10/12/04          97          97,221
  Galileo Money Market Fund                                           115         114,511
  Institutional Money Market Trust(i)                                 554         553,700

                                                                             ============
TOTAL SHORT TERM INVESTMENTS
  (Cost $8,043,603)                                                             8,043,603
                                                                             ------------
REPURCHASE AGREEMENTS - 0.8%
  Credit Suisse First
    Boston Corp.
    1.50%                                            10/05/04          65          65,175
  (Agreement dated 09/22/04 to be repurchased at
    $65,210. Collateralized by $60,000 U.S. Treasury
    Bonds 5.375% due 02/15/31. The value of the
    collateral is $64,678.)
  Lehman Brothers, Inc.
    0.95%                                            10/04/04         908         908,425
  (Agreement dated 09/30/04 to be repurchased at
    $908,496. Collateralized by $895,000 U.S.
    Treasury Notes 4.25% due 08/15/14. The value of
    the collateral is $909,124.)
    1.45%                                            10/05/04          71          71,256
  (Agreement dated 09/23/04 to be repurchased at
    $71,290. Collateralized by $65,000 U.S. Treasury
    Bonds 5.375% due 02/15/31. The value of the
    collateral is $70,068.)

                                                                             ============
TOTAL REPURCHASE AGREEMENTS
  (Cost $1,044,856)                                                             1,044,856
                                                                             ------------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $110,759,028(a))                                                     $132,853,600
                                                                             ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              71

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                             NUMBER OF
                             CONTRACTS        VALUE
                          --------------- ------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received                (2)    $  (1,750)
                                           ---------
$1,182)
CALL SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 4.70,
    Expires 11/19/04
  (Cost $4,800)                  120(j)        5,106
                                           ---------
CALL SWAPTIONS WRITTEN - 0.0%
  Merrill Lynch, Strike
Price 5.05,
    Expires 02/23/05
  (Premiums received            (120)(j)     (30,636)
                                           ---------
$11,280)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received                (2)         (406)
                                           ---------
$1,468)
PUT SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 6.25,
    Expires 11/19/04
  (Cost $2,880)                  120(j)          240
                                           ---------
PUT SWAPTIONS WRITTEN - 0.0%
  Merrill Lynch, Strike
Price 6.05,
    Expires 02/23/05
  (Premiums received            (120)(j)      (2,240)
                                           ---------
$13,320)

-------------------

 (a) Cost for Federal income tax purposes is $111,520,530. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $23,255,204
      Gross unrealized depreciation                                       (1,922,134)
                                                                         -----------
                                                                         $21,333,070
                                                                         ===========

     (b) Total or partial securities on loan.
     (c) Non-income producing security.
     (d) Rates shown are the effective yields as of September 30, 2004.
     (e) Securities, or a portion thereof, subject to financing transactions.
  (f) Securities, or a portion thereof, pledged as collateral with a value of
       $746,388 on 42 short U.S. Treasury Notes futures contracts, and 32 long
       U.S. Treasury Bonds futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $8,243,719, with an unrealized gain of $16,149 (including commissions of $164).
     (g) Rates shown are the rates as of September 30, 2004.
 (h) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 0.8% of its net assets, with a market value of
       $973,404 in securities restricted as to resale.
  (i) Securities purchased with the cash proceeds from securities loaned.
  (j) Each swaption contract is equivalent to $10,000 in notional amount.

           INVESTMENT ABBREVIATIONS
  ADR      American Depository Receipts
  CMT      Constant Maturity Treasury
  IO       Interest Only
  NVDR     Non Voting Depository Receipts
  PLC      Public Limited Company
  PO       Principal Only

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
72

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                               BALANCED PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $110,759,028).........................................     $  132,853,600
 Dividends receivable ............................................................             99,400
 Interest receivable .............................................................            290,970
 Investments sold receivable .....................................................          9,192,629
 Capital shares sold receivable ..................................................             53,849
 Prepaid expenses ................................................................             22,611
 Swaptions purchased, at fair value (Premiums paid on swaptions purchased $7,680).              5,346
 Unrealized appreciation on interest rate swaps ..................................             41,737
                                                                                       --------------
    TOTAL ASSETS .................................................................        142,560,142
                                                                                       --------------
LIABILITIES
 Reverse repurchase agreements payable ...........................................            908,425
 Payable upon return of securities loaned ........................................          6,129,092
 Investments purchased payable ...................................................          8,116,926
 Capital shares redeemed payable .................................................            663,964
 Advisory fees payable ...........................................................             43,702
 Administrative fees payable .....................................................             21,700
 Transfer agent fees payable .....................................................             11,372
 Other accrued expenses payable ..................................................             99,701
 Payable for financing transactions ..............................................          4,276,948
 Options written, at fair value (Premiums received $2,650)........................              2,156
 Swaptions written, at fair value (Premiums received $24,600).....................             32,876
 Futures margin payable ..........................................................             10,699
 Unrealized depreciation on interest rate swaps ..................................            107,508
                                                                                       --------------
    TOTAL LIABILITIES ............................................................         20,425,069
                                                                                       --------------
NET ASSETS (Applicable to 780,800 Institutional shares, 161,405 Service shares,
 4,555,379 Investor A shares, 2,874,597 Investor B shares and
 355,528 Investor C shares outstanding) ..........................................     $  122,135,073
                                                                                       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($10,977,166/780,800)....................................     $        14.06
                                                                                       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($2,266,806/161,405)...........................................     $        14.04
                                                                                       ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($63,938,781/4,555,379).....................................     $        14.04
                                                                                       ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($14.04/0.955)........................     $        14.70
                                                                                       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($40,005,722/2,874,597).....................................     $        13.92
                                                                                       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($4,946,598/355,528)........................................     $        13.91
                                                                                       ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       73

                                BLACKROCK FUNDS
                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                                                  LARGE CAP        LARGE CAP                      MID-CAP         MID-CAP
                                                    VALUE           GROWTH         DIVIDEND        VALUE           GROWTH
                                                   EQUITY           EQUITY       ACHIEVERSTM       EQUITY          EQUITY
                                                  PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                              ---------------- ---------------- ------------- --------------- ---------------
Investment income:
 Interest ...................................   $     10,490    $       7,005     $     309     $     5,811    $     14,820
 Securities lending income ..................         19,334            9,901             -           7,403          35,552
 Dividends ..................................      6,241,476        1,126,392         2,465         447,668         743,295
 Foreign taxes withheld .....................              -                -             -               -               -
                                                ------------    -------------     ---------     -----------    ------------
    Total investment income .................      6,271,300        1,143,298         2,774         460,882         793,667
                                                ------------    -------------     ---------     -----------    ------------
Expenses:
 Investment advisory fee ....................      1,537,217          617,380           661         311,919       1,095,761
 Administration fee .........................        237,570           95,413           102          33,141         116,425
 Administration fee - class specific ........        405,432          162,833           174          56,559         198,708
 Custodian fee ..............................         62,172           45,435            14          13,094          19,236
 Transfer agent fee .........................         91,348           89,337           110          27,037         155,207
 Transfer agent fee - class specific ........         75,573           32,219            22          10,765          42,275
 Shareholder servicing fees - class
   specific .................................        311,221          168,333             -          43,451         222,903
 Shareholder processing fees - class
   specific .................................        166,372           92,527             -          21,842         107,377
 Distribution fees - class specific .........        260,707          155,791             -          80,309         404,252
 Legal and audit ............................         28,119           23,606        36,270          16,862          25,813
 Printing ...................................         52,651           24,888        23,512          11,130          38,844
 Registration fees and expenses .............         55,719           45,060         2,200          42,015          54,859
 Trustees' fees .............................          6,276            3,219             -           1,109           3,842
 Licensing fees .............................              -                -           120               -               -
 Other ......................................          9,871            4,207         1,651           6,521           9,452
                                                ------------    -------------     ---------     -----------    ------------
    Total expenses ..........................      3,300,248        1,560,248        64,836         675,754       2,494,954
                                                ------------    -------------     ---------     -----------    ------------
     Less investment advisory and
      administration fees waived ............       (115,217)        (114,659)         (763)         (6,178)              -
     Less administration fees waived -
      class specific ........................       (175,780)         (70,644)         (174)        (22,549)        (34,006)
     Less distribution fees waived -
      class specific ........................        (63,888)         (24,550)            -          (4,235)        (28,475)
     Less expenses reimbursed by
      advisor ...............................              -                -       (62,817)              -               -
                                                ------------    -------------     ---------     -----------    ------------
    Net expenses ............................      2,945,363        1,350,395         1,082         642,792       2,432,473
                                                ------------    -------------     ---------     -----------    ------------
 Net investment income (loss) ...............      3,325,937         (207,097)        1,692        (181,910)     (1,638,806)
                                                ------------    -------------     ---------     -----------    ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
   Investment transactions (net of
    foreign taxes) ..........................     42,293,946       26,369,339        (3,038)      8,739,429      15,836,766
   Futures and options contracts ............         24,765           44,146             -               -               -
   Foreign currency related transactions.....              -                -             -               -               -
                                                ------------    -------------     ---------     -----------    ------------
                                                  42,318,711       26,413,485        (3,038)      8,739,429      15,836,766
                                                ------------    -------------     ---------     -----------    ------------
Change in unrealized appreciation
 (depreciation) from:
   Investments (net of foreign taxes) .......      6,384,681      (14,969,139)       (7,180)        161,105       5,337,808
   Futures and options contracts ............        122,067           76,886             -               -               -
   Foreign currency related transactions.....              -                -             -               -               -
                                                ------------    -------------     ---------     -----------    ------------
                                                   6,506,748      (14,892,253)       (7,180)        161,105       5,337,808
                                                ------------    -------------     ---------     -----------    ------------
Net gain (loss) on investments and foreign
 currency transactions ......................     48,825,459       11,521,232       (10,218)      8,900,534      21,174,574
                                                ------------    -------------     ---------     -----------    ------------
Net increase (decrease) in net assets
 resulting from operations ..................   $ 52,151,396    $  11,314,135     $  (8,526)    $ 8,718,624    $ 19,535,768
                                                ============    =============     =========     ===========    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       74

                                BLACKROCK FUNDS

                                                                             GLOBAL SCIENCE
    SMALL CAP        SMALL CAP        SMALL CAP                               & TECHNOLOGY     INTERNATIONAL      INTERNATIONAL
  VALUE EQUITY      CORE EQUITY     GROWTH EQUITY     U.S. OPPORTUNITIES     OPPORTUNITIES         EQUITY         OPPORTUNITIES
    PORTFOLIO        PORTFOLIO        PORTFOLIO            PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO
----------------   -------------   ---------------   --------------------   ---------------   ---------------   ----------------
  $     18,995       $   1,691      $    139,732         $     18,356        $      6,468      $      11,009      $    135,223
        21,650               -            82,169                    -                   -             10,028            14,204
     1,060,911          19,441           593,612              703,885             122,636          1,102,990         4,929,253
             -               -                 -                    -             (19,807)          (107,537)         (546,603)
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
     1,101,556          21,132           815,513              722,241             109,297          1,016,490         4,532,077
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
       756,437          50,207         2,397,602            1,167,054             303,566            470,250         2,544,526
       116,904           4,268           370,538               90,181              28,670             53,295           216,285
       199,010           7,243           630,857              153,962              48,951             91,237           368,525
        29,220          20,537            83,613               24,902              20,421            100,783           410,858
        61,766           3,990           151,338              171,689              59,064             33,193           190,510
        40,162           1,044           117,349               39,453              13,104             17,814            71,064
       167,760           8,365           487,465              255,167              81,167             60,273           422,146
        78,257           2,630           228,167              116,773              38,561             32,273           177,907
       211,350          14,128           450,137              534,016             162,435             42,667           733,220
        27,035          15,032            46,121               26,885              18,029             18,648            51,867
        68,187           2,374           170,440               31,895               9,501             14,852           106,557
        53,542          44,156            59,903               53,656              46,615             44,645            55,627
         3,402             122            11,922                2,961                 768              1,824             6,835
             -               -                 -                    -                   -                  -                 -
        10,041           5,919            18,939               10,286               9,042             17,380            31,837
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
     1,823,073         180,015         5,224,391            2,678,880             839,894            999,134         5,387,764
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
       (34,574)        (51,058)                -                    -             (41,767)           (89,009)         (119,323)
        (8,059)         (2,754)           (6,742)             (14,002)            (13,229)           (29,309)         (114,818)
       (39,380)         (1,690)         (129,014)             (31,959)            (11,755)           (12,854)          (72,522)
             -         (32,212)                -                    -                   -                  -                 -
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
     1,741,060          92,301         5,088,635            2,632,919             773,143            867,962         5,081,101
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
      (639,504)        (71,169)       (4,273,122)          (1,910,678)           (663,846)           148,528          (549,024)
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
    27,881,364          53,507        58,198,019           21,382,725           4,237,497         32,477,304        24,588,882
             -               -                 -                    -             (27,724)           781,308                 -
             -               -                 -                    -              19,450             (3,726)        2,624,566
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
    27,881,364          53,507        58,198,019           21,382,725           4,229,223         33,254,886        27,213,448
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
    (1,229,217)        339,684         2,050,695            1,106,908          (3,663,554)       (11,516,649)       10,995,765
             -               -                 -                    -                   -                  -                 -
             -               -                 -                    -             (18,678)            (5,107)          167,183
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
    (1,229,217)        339,684         2,050,695            1,106,908          (3,682,232)       (11,521,756)       11,162,948
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
    26,652,147         393,191        60,248,714           22,489,633             546,991         21,733,130        38,376,396
  ------------       ---------      ------------         ------------        ------------      -------------      ------------
  $ 26,012,643       $ 322,022      $ 55,975,592         $ 20,578,955        $   (116,855)     $  21,881,658      $ 37,827,372
  ============       =========      ============         ============        ============      =============      ============

                       75

                                BLACKROCK FUNDS
                      STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                                                     SELECT EQUITY       INDEX EQUITY         BALANCED
                                                       PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                    ---------------   -----------------   ----------------
Investment income:
 Interest .......................................    $      7,098       $           -       $  2,147,257
 Securities lending income ......................           7,233                   -              5,820
 Dividends ......................................       1,673,924                   -          1,558,493
 Net investment income from master ..............               -          26,032,724                  -
                                                     ------------       -------------       ------------
   Total investment income ......................       1,688,255          26,032,724          3,711,570
                                                     ------------       -------------       ------------
Expenses:
 Investment advisory fee ........................         570,700                   -            762,454
 Administration fee .............................          88,199           1,153,030            117,834
 Administration fee - class specific ............         150,523           2,226,101            201,163
 Custodian fee ..................................          31,283               2,052             77,227
 Transfer agent fee .............................          56,834             372,690             99,472
 Transfer agent fee - class specific ............          29,758             467,677             53,010
 Shareholder servicing fees - class specific.....         111,715           2,195,142            317,276
 Shareholder processing fees - class
  specific ......................................          51,458           1,071,263            147,950
 Distribution fees - class specific .............         201,042           4,133,869            433,959
 Legal and audit ................................          19,378             169,343             34,714
 Printing .......................................          32,813             599,156             39,489
 Registration fees and expenses .................          42,728              82,087             47,120
 Trustees' fees .................................           2,282              43,573              3,935
 Other ..........................................          12,303              58,571             17,712
                                                     ------------       -------------       ------------
   Total expenses excluding interest
    expense .....................................       1,401,016          12,574,554          2,353,315
                                                     ------------       -------------       ------------
    Interest expense ............................               -                   -                 39
                                                     ------------       -------------       ------------
   Total expenses ...............................       1,401,016          12,574,554          2,353,354
                                                     ------------       -------------       ------------
    Less investment advisory and
     administration fees waived .................         (96,938)           (897,405)          (111,760)
    Less administration fees waived -
     class specific .............................         (60,910)           (949,394)           (50,182)
    Less distribution fees waived - class
     specific ...................................         (19,203)           (307,441)           (76,367)
                                                     ------------       -------------       ------------
   Net expenses .................................       1,223,965          10,420,314          2,115,045
                                                     ------------       -------------       ------------
 Net investment income ..........................         464,290          15,612,410          1,596,525
                                                     ------------       -------------       ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
  Investment transactions (net of foreign
   taxes) .......................................      15,515,658          (1,365,561)        14,016,310
  Futures and options contracts .................         180,917           5,860,074            330,999
  Swap and swaption contracts ...................               -                   -            (46,327)
                                                     ------------       -------------       ------------
                                                       15,696,575           4,494,513         14,300,982
                                                     ------------       -------------       ------------
 Change in unrealized appreciation
  (depreciation) from:
  Investments (net of foreign taxes) ............         578,721         170,474,642            320,523
  Futures and options contracts .................          12,896             375,989             27,446
  Swap and swaption contracts ...................               -                   -            (66,550)
                                                     ------------       -------------       ------------
                                                          591,617         170,850,631            281,419
                                                     ------------       -------------       ------------
Net gain on investments and foreign currency
 transactions ...................................      16,288,192         175,345,144         14,582,401
                                                     ------------       -------------       ------------
Net increase in net assets resulting from
 operations .....................................    $ 16,752,482       $ 190,957,554       $ 16,178,926
                                                     ============       =============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       76

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   LARGE CAP
                                                                             VALUE EQUITY PORTFOLIO
                                                                       ----------------------------------
                                                                            FOR THE           FOR THE
                                                                           YEAR ENDED       YEAR ENDED
                                                                            9/30/04           9/30/03
                                                                       ----------------- ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................................  $    3,325,937    $    4,489,510
  Net realized gain (loss) on investments, futures and options .......      42,318,711       (27,226,586)
  Net unrealized gain (loss) on investments, futures and options .....       6,506,748       126,249,305
                                                                        --------------    --------------
  Net increase in net assets resulting from operations ...............      52,151,396       103,512,229
                                                                        --------------    --------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ....................................................               -                 -
  Institutional Class ................................................      (1,933,922)       (3,079,207)
  Service Class ......................................................        (624,913)         (854,501)
  Investor A Class ...................................................        (688,191)         (704,895)
  Investor B Class ...................................................         (61,593)          (36,556)
  Investor C Class ...................................................         (22,492)          (10,751)
                                                                        --------------    --------------
  Total distributions from net investment income .....................      (3,331,111)       (4,685,910)
                                                                        --------------    --------------
 Net realized gains:
  BlackRock Class ....................................................               -                 -
  Institutional Class ................................................               -                 -
  Service Class ......................................................               -                 -
  Investor A Class ...................................................               -                 -
  Investor B Class ...................................................               -                 -
  Investor C Class ...................................................               -                 -
                                                                        --------------    --------------
  Total distributions from net realized gains ........................               -                 -
                                                                        --------------    --------------
  Total distributions to shareholders ................................      (3,331,111)       (4,685,910)
                                                                        --------------    --------------
Capital share transactions ...........................................    (108,979,335)     (401,555,023)
                                                                        --------------    --------------
Redemption fees ......................................................          14,983                 -
                                                                        --------------    --------------
  Total increase (decrease) in net assets ............................     (60,144,067)     (302,728,704)
Net assets:
  Beginning of period ................................................     300,190,721       602,919,425
                                                                        --------------    --------------
  End of period ......................................................  $  240,046,654    $  300,190,721
                                                                        ==============    ==============
  End of period undistributed net investment income ..................  $       42,074    $       47,248

                                                                                   LARGE CAP
                                                                            GROWTH EQUITY PORTFOLIO
                                                                       ---------------------------------
                                                                           FOR THE          FOR THE
                                                                          YEAR ENDED       YEAR ENDED
                                                                           9/30/04          9/30/03
                                                                       --------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .......................................  $    (207,097)  $     (211,419)
  Net realized gain (loss) on investments, futures and options .......     26,413,485       (1,180,978)
  Net unrealized gain (loss) on investments, futures and options .....    (14,892,253)      42,103,830
                                                                        -------------   --------------
  Net increase in net assets resulting from operations ...............     11,314,135       40,711,433
                                                                        -------------   --------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ....................................................              -                -
  Institutional Class ................................................              -                -
  Service Class ......................................................              -                -
  Investor A Class ...................................................              -                -
  Investor B Class ...................................................              -                -
  Investor C Class ...................................................              -                -
                                                                        -------------   --------------
  Total distributions from net investment income .....................              -                -
                                                                        -------------   --------------
 Net realized gains:
  BlackRock Class ....................................................              -                -
  Institutional Class ................................................              -                -
  Service Class ......................................................              -                -
  Investor A Class ...................................................              -                -
  Investor B Class ...................................................              -                -
  Investor C Class ...................................................              -                -
                                                                        -------------   --------------
  Total distributions from net realized gains ........................              -                -
                                                                        -------------   --------------
  Total distributions to shareholders ................................              -                -
                                                                        -------------   --------------
Capital share transactions ...........................................    (41,160,092)    (198,447,545)
                                                                        -------------   --------------
Redemption fees ......................................................          2,387                2
                                                                        -------------   --------------
  Total increase (decrease) in net assets ............................    (29,843,570)    (157,736,110)
Net assets:
  Beginning of period ................................................    124,986,223      282,722,333
                                                                        -------------   --------------
  End of period ......................................................  $  95,142,653   $  124,986,223
                                                                        =============   ==============
  End of period undistributed net investment income ..................  $           -   $            -

---------
1 Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       78

                          BLACKROCK FUNDS

     DIVIDEND
   ACHIEVERSTM             MID-CAP VALUE                    MID-CAP GROWTH                         SMALL CAP
    PORTFOLIO            EQUITY PORTFOLIO                  EQUITY PORTFOLIO                 VALUE EQUITY PORTFOLIO
----------------- ------------------------------- ----------------------------------- -----------------------------------
     FOR THE          FOR THE         FOR THE          FOR THE           FOR THE           FOR THE           FOR THE
 PERIOD 9/08/041     YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
 THROUGH 9/30/04      9/30/04         9/30/03          9/30/04           9/30/03           9/30/04           9/30/03
----------------- --------------- --------------- ----------------- ----------------- ----------------- -----------------
   $     1,692     $    (181,910)  $     194,772    $  (1,638,806)    $  (1,436,712)    $    (639,504)    $    (292,599)
        (3,038)        8,739,429        (671,268)      15,836,766       (11,966,597)       27,881,364        13,228,991
        (7,180)          161,105       7,664,155        5,337,808        43,642,406        (1,229,217)       19,817,428
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
        (8,526)        8,718,624       7,187,659       19,535,768        30,239,097        26,012,643        32,753,820
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -                 -               -                -                 -                 -                 -
             -          (164,502)              -                -                 -                 -                 -
             -           (14,514)              -                -                 -                 -                 -
             -           (15,354)              -                -                 -                 -                 -
             -                 -               -                -                 -                 -                 -
             -                 -               -                -                 -                 -                 -
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -          (194,370)              -                -                 -                 -                 -
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -                 -               -                -                 -                 -                 -
             -                 -      (3,510,191)               -                 -        (8,168,630)      (15,284,848)
             -                 -        (867,345)               -                 -          (494,170)       (1,810,143)
             -                 -        (353,578)               -                 -        (4,743,664)       (7,729,241)
             -                 -        (545,894)               -                 -        (2,034,282)       (2,156,019)
             -                 -        (170,273)               -                 -          (807,811)         (892,109)
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -                 -      (5,447,281)               -                 -       (16,248,557)      (27,872,360)
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -          (194,370)     (5,447,281)               -                 -       (16,248,557)      (27,872,360)
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
     2,000,500       (16,730,595)    (45,498,300)     (30,635,659)      (70,932,381)      (10,393,367)      (66,564,870)
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
             -             3,574             839           14,939               635             4,681               596
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
     1,991,974        (8,202,767)    (43,757,083)     (11,084,952)      (40,692,649)         (624,600)      (61,682,814)
             -        42,692,093      86,449,176      133,238,814       173,931,463       132,689,762       194,372,576
   -----------     -------------   -------------    -------------     -------------     -------------     -------------
   $ 1,991,974     $  34,489,326   $  42,692,093    $ 122,153,862     $ 133,238,814     $ 132,065,162     $ 132,689,762
   ===========     =============   =============    =============     =============     =============     =============
   $     1,692     $           -   $     194,298    $           -     $           -     $           -     $           -

                       79

                                BLACKROCK FUNDS
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             SMALL CAP
                                                                            CORE EQUITY
                                                                             PORTFOLIO
                                                                  --------------------------------
                                                                       FOR THE         FOR THE
                                                                     YEAR ENDED       YEAR ENDED
                                                                       9/30/04         9/30/03
                                                                  ---------------- ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................   $  (71,169)      $    (6,028)
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions ........................       53,507           150,011
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions ........................      339,684           219,165
                                                                    ------------     -----------
  Net increase in net assets resulting from operations ..........      322,022           363,148
                                                                    ------------     -----------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...........................................            -                 -
  Service Class .................................................            -                 -
  Investor A Class ..............................................            -                 -
  Investor B Class ..............................................            -                 -
                                                                    ------------     -----------
  Total distributions from net investment income ................            -                 -
                                                                    ------------     -----------
 Net realized gains:
  Institutional Class ...........................................      (16,091)                -
  Service Class .................................................             (1)              -
  Investor A Class ..............................................       (9,184)                -
  Investor B Class ..............................................       (2,549)                -
  Investor C Class ..............................................       (1,706)                -
                                                                    ------------     -----------
  Total distributions from net realized gains ...................      (29,531)                -
                                                                    ------------     -----------
  Total distributions to shareholders ...........................      (29,531)                -
                                                                    ------------     -----------
Capital share transactions ......................................    7,908,888            47,000
                                                                    ------------     -----------
Redemption fees .................................................       18,007                 -
                                                                    ------------     -----------
  Total increase (decrease) in net assets .......................    8,219,386           410,148
Net assets:
  Beginning of period ...........................................    1,245,538           835,390
                                                                    ------------     -----------
  End of period .................................................   $ 9,464,924      $ 1,245,538
                                                                    ============     ===========
  End of period undistributed net investment income (accumulated
   net investment loss) .........................................   $        -       $         -

                                                                               SMALL CAP
                                                                        GROWTH EQUITY PORTFOLIO
                                                                  -----------------------------------
                                                                       FOR THE           FOR THE
                                                                      YEAR ENDED        YEAR ENDED
                                                                       9/30/04           9/30/03
                                                                  ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................   $  (4,273,122)    $  (3,154,899)
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions ........................      58,198,019        10,949,272
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions ........................       2,050,695        81,932,839
                                                                    -------------     -------------
  Net increase in net assets resulting from operations ..........      55,975,592        89,727,212
                                                                    -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...........................................               -                 -
  Service Class .................................................               -                 -
  Investor A Class ..............................................               -                 -
  Investor B Class ..............................................               -                 -
                                                                    -------------     -------------
  Total distributions from net investment income ................               -                 -
                                                                    -------------     -------------
 Net realized gains:
  Institutional Class ...........................................               -                 -
  Service Class .................................................               -                 -
  Investor A Class ..............................................               -                 -
  Investor B Class ..............................................               -                 -
  Investor C Class ..............................................               -                 -
                                                                    -------------     -------------
  Total distributions from net realized gains ...................               -                 -
                                                                    -------------     -------------
  Total distributions to shareholders ...........................               -                 -
                                                                    -------------     -------------
Capital share transactions ......................................      89,115,438       (96,488,377)
                                                                    -------------     -------------
Redemption fees .................................................          41,261           164,784
                                                                    -------------     -------------
  Total increase (decrease) in net assets .......................     145,132,291        (6,596,381)
Net assets:
  Beginning of period ...........................................     326,527,407       333,123,788
                                                                    -------------     -------------
  End of period .................................................   $ 471,659,698     $ 326,527,407
                                                                    =============     =============
  End of period undistributed net investment income (accumulated
   net investment loss) .........................................   $           -     $           -

---------
1 Refer to Section C of the Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       80

                                BLACKROCK FUNDS

                                                  GLOBAL SCIENCE
         U.S. OPPORTUNITIES                 & TECHNOLOGY OPPORTUNITIES                   INTERNATIONAL
              PORTFOLIO                             PORTFOLIO                           EQUITY PORTFOLIO
-------------------------------------   ----------------------------------   --------------------------------------
     FOR THE             FOR THE            FOR THE            FOR THE             FOR THE              FOR THE
    YEAR ENDED          YEAR ENDED         YEAR ENDED        YEAR ENDED           YEAR ENDED          YEAR ENDED
     9/30/04             9/30/03            9/30/04            9/30/03             9/30/04              9/30/03
-----------------   -----------------   ---------------   ----------------   -------------------   ----------------
  $  (1,910,678)      $  (1,725,661)     $   (663,846)      $   (563,751)      $      148,528       $    1,093,425
     21,382,725          (2,544,978)        4,229,223          1,411,161           33,254,886          (40,615,693)
      1,106,908          26,647,708        (3,682,232)        11,135,522          (11,521,756)          55,288,237
  -------------       -------------      ------------       ------------       --------------       --------------
     20,578,955          22,377,069          (116,855)        11,982,932           21,881,658           15,765,969
  -------------       -------------      ------------       ------------       --------------       --------------
              -                   -                 -                  -             (787,345)                   -
              -                   -                 -                  -             (144,003)                   -
              -                   -                 -                  -              (89,783)                   -
              -                   -                 -                  -               (2,473)                   -
  -------------       -------------      ------------       ------------       --------------       --------------
              -                   -                 -                  -           (1,023,604)                   -
  -------------       -------------      ------------       ------------       --------------       --------------
              -                   -                 -                  -                    -                    -
              -                   -                 -                  -                    -                    -
              -                   -                 -                  -                    -                    -
              -                   -                 -                  -                    -                    -
              -                   -                 -                  -                    -                    -
  -------------       -------------      ------------       ------------       --------------       --------------
              -                   -                 -                  -                    -                    -
  -------------       -------------      ------------       ------------       --------------       --------------
              -                   -                 -                  -           (1,023,604)                   -
  -------------       -------------      ------------       ------------       --------------       --------------
    (18,603,484)        (29,427,952)       (7,732,472)        (4,451,394)        (109,876,796)1       (205,867,299)
  -------------       -------------      ------------       ------------       ----------------     --------------
          4,220                   -            11,289                  -               84,001              130,499
  -------------       -------------      ------------       ------------       ----------------     --------------
      1,979,691          (7,050,883)       (7,838,038)         7,531,538          (88,934,741)        (189,970,831)
     98,934,776         105,985,659        35,004,841         27,473,303          120,439,558          310,410,389
  -------------       -------------      ------------       ------------       ----------------     --------------
  $ 100,914,467       $  98,934,776      $ 27,166,803       $ 35,004,841       $   31,504,817       $  120,439,558
  =============       =============      ============       ============       ================     ==============
  $           -       $           -      $          -       $    (10,570)      $      144,699       $    1,023,501

                       81

                                BLACKROCK FUNDS
                STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                 INTERNATIONAL
                                                                                 OPPORTUNITIES
                                                                                   PORTFOLIO
                                                                      -----------------------------------
                                                                           FOR THE           FOR THE
                                                                          YEAR ENDED        YEAR ENDED
                                                                           9/30/04           9/30/03
                                                                      ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................   $    (549,024)    $    (115,152)
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions .....................................................      27,213,448         1,658,159
  Net unrealized gain on investments, futures, options, swap and
   swaption contracts and foreign currency related transactions .....      11,162,948        34,517,739
                                                                        -------------     -------------
  Net increase in net assets resulting from operations ..............      37,827,372        36,060,746
                                                                        -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...............................................         (52,346)                -
  Service Class .....................................................          (2,626)                -
  Investor A Class ..................................................         (38,301)                -
  Investor B Class ..................................................         (31,274)                -
  Investor C Class ..................................................         (29,065)                -
                                                                        -------------     -------------
  Total distributions from net investment income ....................        (153,612)                -
                                                                        -------------     -------------
Capital share transactions ..........................................     122,058,194        (5,661,958)
                                                                        -------------     -------------
Redemption fees .....................................................          86,362           105,117
                                                                        -------------     -------------
  Total increase (decrease) in net assets ...........................     159,818,316        30,503,905
Net assets:
  Beginning of period ...............................................     155,823,316       125,319,411
                                                                        -------------     -------------
  End of period .....................................................   $ 315,641,632     $ 155,823,316
                                                                        =============     =============
  End of period undistributed net investment income (accumulated
   net investment loss) .............................................   $   1,566,230     $    (355,700)

                                                                                    SELECT
                                                                               EQUITY PORTFOLIO
                                                                      ----------------------------------
                                                                           FOR THE          FOR THE
                                                                         YEAR ENDED        YEAR ENDED
                                                                           9/30/04          9/30/03
                                                                      ---------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................  $     464,290    $      893,591
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions .....................................................     15,696,575        11,723,087
  Net unrealized gain on investments, futures, options, swap and
   swaption contracts and foreign currency related transactions .....        591,617        17,874,054
                                                                       -------------    --------------
  Net increase in net assets resulting from operations ..............     16,752,482        30,490,732
                                                                       -------------    --------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...............................................       (709,723)       (1,248,052)
  Service Class .....................................................        (17,360)                -
  Investor A Class ..................................................       (136,214)         (212,107)
  Investor B Class ..................................................        (30,018)                -
  Investor C Class ..................................................           (379)                -
                                                                       -------------    --------------
  Total distributions from net investment income ....................       (893,694)       (1,460,159)
                                                                       -------------    --------------
Capital share transactions ..........................................    (27,355,965)     (111,251,132)
                                                                       -------------    --------------
Redemption fees .....................................................          4,192                 -
                                                                       -------------    --------------
  Total increase (decrease) in net assets ...........................    (11,492,985)      (82,220,559)
Net assets:
  Beginning of period ...............................................    105,293,243       187,513,802
                                                                       -------------    --------------
  End of period .....................................................  $  93,800,258    $  105,293,243
                                                                       =============    ==============
  End of period undistributed net investment income (accumulated
   net investment loss) .............................................  $     464,010    $      893,414

---------
1 Refer to Section B of the Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       82

                          BLACKROCK FUNDS

                  INDEX
            EQUITY PORTFOLIO                        BALANCED PORTFOLIO
-----------------------------------------   -----------------------------------
      FOR THE               FOR THE              FOR THE            FOR THE
     YEAR ENDED            YEAR ENDED          YEAR ENDED         YEAR ENDED
      9/30/04               9/30/03              9/30/04           9/30/031
-------------------   -------------------   ----------------   ----------------
  $    15,612,410       $    15,441,682      $   1,596,525      $   3,010,796
        4,494,513          (176,394,967)        14,300,982          4,082,790
      170,850,631           463,518,151            281,419         18,839,880
  ---------------       ---------------      -------------      -------------
      190,957,554           302,564,866         16,178,926         25,933,466
  ---------------       ---------------      -------------      -------------
       (9,484,238)          (10,205,877)          (215,645)          (488,552)
         (960,810)             (820,036)           (35,759)           (67,477)
       (3,441,512)           (2,855,488)        (1,067,813)        (2,236,825)
         (616,709)             (658,664)          (292,106)          (649,457)
         (966,846)           (1,015,680)           (35,981)           (73,797)
  ---------------       ---------------      -------------      -------------
      (15,470,115)          (15,555,745)        (1,647,304)        (3,516,108)
  ---------------       ---------------      -------------      -------------
     (247,163,288)         (297,723,651)       (37,508,972)       (66,041,145)
  ---------------       ---------------      -------------      -------------
           44,920                     -              6,992                  -
  ---------------       ---------------      -------------      -------------
      (71,630,929)          (10,714,530)       (22,970,358)       (43,623,787)
    1,462,708,258         1,473,422,788        145,105,431        188,729,218
  ---------------       ---------------      -------------      -------------
  $ 1,391,077,329       $ 1,462,708,258      $ 122,135,073      $ 145,105,431
  ===============       ===============      =============      =============
  $       829,772       $       687,477      $     126,316      $     109,751

                                       83

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  NET                          NET GAIN                                             NET
                                 ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                                 VALUE          NET          INVESTMENTS        FROM NET         FROM NET          VALUE
                               BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                               OF PERIOD   INCOME (LOSS)   AND UNREALIZED)       INCOME            GAINS          PERIOD
                              =========== =============== ================= =============== ================== ============
     ------------
     Large Cap Value Equity
     ------------
     Institutional Class
     9/30/04                   $   10.77   $   0.1825         $   1.93        $   (0.18)         $     -        $   12.70
     9/30/03                        8.82      0.16                1.94          (0.15)               -            10.77
     9/30/02                       12.60      0.10              (3.42)         (0.09)           (0.37)            8.82
     9/30/01                       15.13      0.14              (1.28)         (0.14)           (1.25)           12.60
     9/30/00                       15.75      0.16                0.79          (0.16)           (1.41)           15.13
     Service Class
     9/30/04                   $   10.79   $   0.1425         $   1.94        $   (0.14)         $     -        $   12.73
     9/30/03                        8.83      0.12                1.96          (0.12)               -            10.79
     9/30/02                       12.61      0.06              (3.42)         (0.05)           (0.37)            8.83
     9/30/01                       15.13      0.10              (1.27)         (0.10)           (1.25)           12.61
     9/30/00                       15.75      0.11                0.79          (0.11)           (1.41)           15.13
     Invester A Class
     9/30/04                   $   10.78   $   0.1325         $   1.93        $   (0.13)         $     -        $   12.71
     9/30/03                        8.83      0.09                1.96          (0.10)               -            10.78
     9/30/02                       12.59      0.02              (3.39)         (0.02)           (0.37)            8.83
     9/30/01                       15.11      0.07              (1.27)         (0.07)           (1.25)           12.59
     9/30/00                       15.74      0.10                0.77          (0.09)           (1.41)           15.11
     Investor B Class
     9/30/04                   $   10.58   $   0.0325         $   1.91        $   (0.04)         $     -        $   12.48
     9/30/03                        8.66      0.01                1.93          (0.02)               -            10.58
     9/30/02                       12.43      (0.07)          (3.33)               -            (0.37)            8.66
     9/30/01                       14.97      (0.03)          (1.26)               -            (1.25)           12.43
     9/30/00                       15.61      (0.01)            0.77                -            (1.40)           14.97
     Investor C Class
     9/30/04                   $   10.59   $   0.0325         $   1.90        $   (0.04)         $     -        $   12.48
     9/30/03                        8.67      0.01                1.93          (0.02)               -            10.59
     9/30/02                       12.44      (0.07)          (3.33)               -            (0.37)            8.67
     9/30/01                       14.97      (0.03)          (1.25)               -            (1.25)           12.44
     9/30/00                       15.61      0.01                0.75                -            (1.40)           14.97
     -------------
     Large Cap Growth Equity
     -------------
     Institutional Class
     9/30/04                   $    8.18   $   0.0225         $   0.72        $       -          $     -        $    8.92
     9/30/03                        6.71      0.03                1.44                -                -             8.18
     9/30/02                        9.10      (0.01)          (2.38)               -                -             6.71
     9/30/01                       23.72      (0.02)          (11.82)               -            (2.78)            9.10
     9/30/00                       22.57      (0.06)            4.83                -            (3.62)           23.72
     Service Class
     9/30/04                   $    8.03   $    (0.01)25      $   0.70        $       -          $     -        $    8.72
     9/30/03                        6.60      (0.01)            1.44                -                -             8.03
     9/30/02                        8.99      (0.02)          (2.37)               -                -             6.60
     9/30/01                       23.52      (0.05)          (11.70)               -            (2.78)            8.99
     9/30/00                       22.47      (0.13)            4.80                -            (3.62)           23.52
     Investor A Class
     9/30/04                   $    7.92   $    (0.02)25      $   0.70        $       -          $     -        $    8.60
     9/30/03                        6.53      (0.02)            1.41                -                -             7.92
     9/30/02                        8.90      (0.05)          (2.32)               -                -             6.53
     9/30/01                       23.36      (0.09)          (11.59)               -            (2.78)            8.90
     9/30/00                       22.37      (0.16)            4.77                -            (3.62)           23.36

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       84

                                BLACKROCK FUNDS

                                                                                                     RATIO OF NET
                              NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                            ASSETS         RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                            END OF     NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL             PERIOD       AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN              (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== ============ ================= ===================== =================== ================== ==========

           19.67%11       $  114,374          0.79%              0.91%                1.45%               1.33%           75%
           23.93             151,602          0.79               0.91                 1.27                1.15           150
          (27.41)            369,792          0.79               0.84                 0.72                0.68           128
           (8.22)          1,345,903          0.79               0.80                 1.00                0.99           114
            6.24           1,821,839          0.78               0.78                 1.11                1.11           121

           19.35%11       $   46,353          1.09%              1.22%                1.15%               1.03%           75%
           23.60              62,080          1.09               1.21                 0.98                0.87           150
          (27.66)            133,903          1.09               1.15                 0.45                0.40           128
           (8.44)            254,166          1.09               1.10                 0.69                0.69           114
            5.91             337,993          1.08               1.08                 0.82                0.82           121
           19.19%3,11     $   54,311          1.19%              1.36%                1.05%               0.88%           75%
           23.323             63,733          1.26               1.38                 0.83                0.71           150
          (27.70)3            76,044          1.27               1.32                 0.22                0.17           128
           (8.64)3            57,672          1.27               1.27                 0.53                0.52           114
            5.713             56,689          1.23               1.23                 0.66                0.66           121

           18.34%4,11     $   18,203          1.99%              2.08%                0.25%               0.16%           75%
           22.424             17,634          2.01               2.13                 0.09              (0.03)          150
          (28.32)4            17,312          2.01               2.07                (0.51)             (0.56)          128
           (9.36)4            29,178          2.01               2.02                (0.23)             (0.24)          114
            4.934             31,208          2.00               2.00                (0.11)             (0.11)          121
           18.27%4,11     $    6,805          1.99%              2.05%                0.26%               0.20%           75%
           22.404              5,141          2.01               2.13                 0.09              (0.03)          150
          (28.29)4             5,868          2.01               2.06                (0.50)             (0.55)          128
           (9.29)4             9,738          2.01               2.02                (0.24)             (0.25)          114
            4.934              7,608          2.00               2.00                (0.13)             (0.13)          121
            9.05%11       $   27,725          0.82%              1.01%                0.20%               0.01%           70%
           21.9111            36,686          0.82               0.93                 0.19                0.08            90
          (26.26)            100,521          0.82               0.87                (0.05)             (0.09)          130
          (55.58)            557,928          0.82               0.83                (0.11)             (0.12)          164
           22.90           1,263,796          0.80               0.80                (0.24)             (0.24)          121

            8.59%11       $   33,182          1.12%              1.30%               (0.10)%            (0.27)%          70%
           21.6711            43,625          1.12               1.22                (0.11)             (0.22)           90
          (26.59)            130,932          1.12               1.17                (0.30)             (0.34)          130
          (55.68)            158,367          1.12               1.13                (0.41)             (0.42)          164
           22.50             288,904          1.10               1.10                (0.54)             (0.54)          121
            8.59%3,11     $   18,985          1.27%              1.50%               (0.26)%            (0.49)%          70%
           21.293,13          27,739          1.29               1.40                (0.27)             (0.38)           90
          (26.63)3            34,513          1.29               1.34                (0.48)             (0.52)          130
          (55.78)3            35,609          1.29               1.30                (0.59)             (0.60)          164
           22.313             87,375          1.25               1.25                (0.70)             (0.70)          121

                       85

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                            NET GAIN                                            NET
                                   ASSET                          (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS      ASSET
                                   VALUE           NET           INVESTMENTS        FROM NET         FROM NET         VALUE
                                 BEGINNING      INVESTMENT      (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                 OF PERIOD    INCOME (LOSS)    AND UNREALIZED)       INCOME            GAINS          PERIOD
                                =========== ================= ================= =============== ================== ===========
     --------------------
     Large Cap Growth Equity (Continued)
     --------------------
     Investor B Class
     9/30/04                     $   7.35     $     (0.08)25      $   0.65         $      -          $     -        $   7.92
     9/30/03                         6.11         (0.07)            1.31                -                -            7.35
     9/30/02                         8.39         (0.12)         (2.16)               -                -            6.11
     9/30/01                        22.34         (0.19)         (10.98)               -            (2.78)           8.39
     9/30/00                        21.68         (0.28)            4.56                -            (3.62)          22.34
     Investor C Class
     9/30/04                     $   7.34     $     (0.08)25      $   0.65         $      -          $     -        $   7.91
     9/30/03                         6.10         (0.07)            1.31                -                -            7.34
     9/30/02                         8.37         (0.13)         (2.14)               -                -            6.10
     9/30/01                        22.31         (0.19)         (10.97)               -            (2.78)           8.37
     9/30/00                        21.68         (0.25)            4.50                -            (3.62)          22.31
     ---------
     Dividend Achievers(TM)
     ---------
     Institutional Class
     9/08/041 through 9/30/04    $  10.00     $   0.0125         $   (0.05)        $      -          $     -        $   9.96
     Service Class
     9/08/041 through 9/30/04    $  10.00     $       -25        $   (0.05)        $      -          $     -        $   9.95
     Investor A Class
     9/08/041 through 9/30/04    $  10.00     $   0.0125         $   (0.05)        $      -          $     -        $   9.96
     Investor B Class
     9/08/041 through 9/30/04    $  10.00     $   0.0125         $   (0.05)        $      -          $     -        $   9.96
     Investor C Class
     9/08/041 through 9/30/04    $  10.00     $   0.0125         $   (0.05)        $      -          $     -        $   9.96
     -----------
     Mid-Cap Value Equity
     -----------
     Institutional Class
     9/30/04                     $  11.30     $     (0.01)25     $    2.68        $   (0.09)         $     -        $  13.88
     9/30/03                        10.44         0.10                1.53                -            (0.77)          11.30
     9/30/02                        11.34         0.01             (0.89)         (0.02)               -           10.44
     9/30/01                        12.66         0.08             (1.12)         (0.07)           (0.21)          11.34
     9/30/00                        11.35         0.08                1.56          (0.08)           (0.25)          12.66
     Service Class
     9/30/04                     $  11.22     $     (0.04)25     $    2.67        $   (0.04)         $     -        $  13.81
     9/30/03                        10.40         0.05                1.54                -            (0.77)          11.22
     9/30/02                        11.32         (0.05)         (0.87)               -                -           10.40
     9/30/01                        12.66         0.03             (1.11)         (0.05)           (0.21)          11.32
     9/30/00                        11.34         0.06                1.54          (0.03)           (0.25)          12.66
     Investor A Class
     9/30/04                     $  11.17     $     (0.07)25     $    2.67        $   (0.05)         $     -        $  13.72
     9/30/03                        10.38         0.02                1.54                -            (0.77)          11.17
     9/30/02                        11.31         (0.06)         (0.87)               -                -           10.38
     9/30/01                        12.64         0.03             (1.12)         (0.03)           (0.21)          11.31
     9/30/00                        11.33         0.02                1.56          (0.02)           (0.25)          12.64
     Investor B Class
     9/30/04                     $  10.78     $     (0.17)25     $    2.58        $       -          $     -        $  13.19
     9/30/03                        10.11         (0.05)            1.49                -            (0.77)          10.78
     9/30/02                        11.10         (0.15)         (0.84)               -                -           10.11
     9/30/01                        12.49         (0.06)         (1.11)         (0.01)           (0.21)          11.10
     9/30/00                        11.26         (0.07)            1.55                -            (0.25)          12.49
     Investor C Class
     9/30/04                     $  10.78     $     (0.17)25     $    2.58        $       -          $     -        $  13.19
     9/30/03                        10.11         (0.06)            1.50                -            (0.77)          10.78
     9/30/02                        11.10         (0.15)         (0.84)               -                -           10.11
     9/30/01                        12.49         (0.06)         (1.11)         (0.01)           (0.21)          11.10
     9/30/00                        11.26         (0.06)            1.54                -            (0.25)          12.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       86

                                BLACKROCK FUNDS

                                                                                                    RATIO OF NET
                             NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                            ASSETS        RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                            END OF    NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL             PERIOD      AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN             (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== =========== ================= ===================== =================== ================== ==========
            7.76%4,11     $ 12,693        2.03%               2.16%                 (1.01)%             (1.14)%          70%
           20.304,13        14,358        2.04                2.15                  (1.01)              (1.12)           90
          (27.18)4          14,332        2.04                2.09                  (1.23)              (1.28)          130
          (56.08)4          25,986        2.04                2.05                  (1.33)              (1.34)          164
           21.374           65,977        2.01                2.01                  (1.46)              (1.46)          121

            7.77%4,11     $  2,558        2.03%               2.18%                 (1.01)%             (1.16)%          70%
           20.334,13         2,579        2.04                2.15                  (1.01)              (1.12)           90
          (27.12)4           2,424        2.04                2.09                  (1.23)              (1.28)          130
          (56.11)4           4,711        2.04                2.05                  (1.33)              (1.34)          164
           21.214           11,799        2.01                2.01                  (1.47)              (1.47)          121
           (0.40)%        $  1,992        0.90%2              1.68%2                 1.41%2              0.63%2           9%

           (0.50)%        $      -        1.20%2              1.98%2                 1.11%2              0.33%2           9%
           (0.40)%3       $      -        1.30%2              2.08%2                 1.01%2              0.23%2           9%

           (0.40)%4       $      -        2.05%2              2.58%2                 0.51%2              0.27%2           9%
           (0.40)%4       $      -        2.05%2              2.58%2                 0.51%2              0.27%2           9%
           23.71%11       $ 17,003        1.26%               1.35%                 (0.05)%             (0.15)%         223%
           16.6311          24,493        1.21                1.26                   0.58                0.54           287
           (7.79)           57,868        1.14                1.14                   0.08                0.08           323
           (8.29)          208,432        1.13                1.13                   0.67                0.67           243
           14.35           216,660        1.13                1.13                   0.66                0.66           205

           23.43%11       $  3,532        1.56%               1.65%                 (0.37)%             (0.46)%         223%
           16.2811           5,284        1.51                1.55                   0.30                0.26           287
           (8.13)           13,767        1.45                1.45                  (0.28)              (0.28)          323
           (8.60)           26,046        1.44                1.44                   0.36                0.36           243
           14.45            18,373        1.42                1.42                   0.34                0.34           205
           23.28%3,11     $  4,252        1.70%               1.84%                 (0.55)%             (0.69)%         223%
          (16.01)3,11        3,841        1.69                1.73                   0.19                0.16           287
           (8.22)3           5,141        1.63                1.63                  (0.40)              (0.40)          323
           (8.73)3           4,566        1.61                1.61                   0.20                0.20           243
           14.173            3,805        1.60                1.60                   0.19                0.19           205

           22.36%4,11     $  7,237        2.46%               2.50%                 (1.31)%             (1.35)%         223%
           15.204,11         7,014        2.44                2.47                  (0.50)              (0.53)          287
           (8.92)4           7,411        2.37                2.37                  (1.20)              (1.20)          323
           (9.45)4           7,900        2.36                2.36                  (0.55)              (0.55)          243
           13.354            4,871        2.34                2.34                  (0.55)              (0.55)          205
           22.36%4,11     $  2,466        2.46%               2.50%                 (1.31)%             (1.35)%         223%
           15.204,11         2,060        2.44                2.47                  (0.51)              (0.54)          287
           (8.92)4           2,262        2.37                2.37                  (1.20)              (1.20)          323
           (9.45)4           2,697        2.36                2.36                  (0.56)              (0.56)          243
           13.354              946        2.34                2.34                  (0.58)              (0.58)          205

                       87

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                              NET GAIN                                            NET
                                   ASSET                            (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS      ASSET
                                   VALUE            NET            INVESTMENTS        FROM NET         FROM NET         VALUE
                                 BEGINNING       INVESTMENT       (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                 OF PERIOD     INCOME (LOSS)     AND UNREALIZED)      INCOME10           GAINS          PERIOD
                                =========== =================== ================= =============== ================== ===========
     ------------
     Mid-Cap Growth Equity
     ------------
     Institutional Class
     9/30/04                     $   7.57       $    (0.06)25       $   1.25          $     -          $      -       $   8.76
     9/30/03                         6.06          (0.05)             1.56                -                 -           7.57
     9/30/02                         7.49          (0.06)25        (1.37)               -                 -           6.06
     9/30/01                        26.58          0.01              (11.62)               -           (7.48)          7.49
     9/30/00                        19.12          (0.08)            14.16                -           (6.62)         26.58
     Service Class
     9/30/04                     $   7.33       $    (0.08)25       $   1.21          $     -          $      -       $   8.46
     9/30/03                         5.89          (0.07)             1.51                -                 -           7.33
     9/30/02                         7.31          (0.11)          (1.31)               -                 -           5.89
     9/30/01                        26.19          (0.03)          (11.37)               -           (7.48)          7.31
     9/30/00                        18.96          (0.19)            14.04                -           (6.62)         26.19
     Investor A Class
     9/30/04                     $   7.17       $    (0.09)25       $   1.18          $     -          $      -       $   8.26
     9/30/03                         5.77          (0.07)             1.47                -                 -           7.17
     9/30/02                         7.17          (0.11)          (1.29)               -                 -           5.77
     9/30/01                        25.92          (0.04)          (11.23)               -           (7.48)          7.17
     9/30/00                        18.85          (0.13)            13.82                -           (6.62)         25.92
     Investor B Class
     9/30/04                     $   6.67       $    (0.14)25       $   1.10          $     -          $      -       $   7.63
     9/30/03                         5.41          (0.11)             1.37                -                 -           6.67
     9/30/02                         6.77          (0.16)          (1.20)               -                 -           5.41
     9/30/01                        25.12          (0.12)          (10.75)               -           (7.48)          6.77
     9/30/00                        18.52          (0.22)            13.44                -           (6.62)         25.12
     Investor C Class
     9/30/04                     $   6.67       $    (0.14)25       $   1.10          $     -          $      -       $   7.63
     9/30/03                         5.41          (0.11)             1.37                -                 -           6.67
     9/30/02                         6.77          (0.18)          (1.18)               -                 -           5.41
     9/30/01                        25.10          (0.13)          (10.72)               -           (7.48)          6.77
     9/30/00                        18.52          (0.21)            13.41                -           (6.62)         25.10
     ------------
     Small Cap Value Equity
     ------------
     Blackrock
     4/12/041 through 9/30/04    $  16.02       $      -25         $   (0.79)         $     -          $      -       $  15.23
     Institutional Class
     9/30/04                     $  14.17       $    (0.02)25      $    2.86          $     -         $   (1.79)      $  15.22
     9/30/03                        12.81          0.01                 3.31                -           (1.96)         14.17
     9/30/02                        16.18                -           (1.02)           (0.02)          (2.33)         12.81
     9/30/01                        17.12          0.16              (0.11)           (0.15)          (0.84)         16.18
     9/30/00                        14.73          0.08                 2.44            (0.13)                -          17.12
     Service Class
     9/30/04                     $  14.09       $    (0.07)25      $    2.84          $     -         $   (1.79)      $  15.07
     9/30/03                        12.77          (0.03)             3.31                -           (1.96)         14.09
     9/30/02                        16.18          (0.04)          (1.04)               -           (2.33)         12.77
     9/30/01                        17.10          0.10              (0.08)           (0.10)          (0.84)         16.18
     9/30/00                        14.71                -              2.47            (0.08)                -          17.10
     Investor A Class
     9/30/04                     $  14.04       $    (0.09)25      $    2.84          $     -         $   (1.79)      $  15.00
     9/30/03                        12.76          (0.05)             3.29                -           (1.96)         14.04
     9/30/02                        16.18          (0.10)          (0.99)               -           (2.33)         12.76
     9/30/01                        17.10          0.06              (0.07)           (0.07)          (0.84)         16.18
     9/30/00                        14.71          (0.02)             2.46            (0.05)                -          17.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       88

                                BLACKROCK FUNDS

                                                           RATIO OF TOTAL                          RATIO OF NET
                               NET                          EXPENSES TO          RATIO OF        INVESTMENT INCOME
                              ASSETS        RATIO OF          AVERAGE         NET INVESTMENT        TO AVERAGE
                              END OF      NET EXPENSES       NET ASSETS         INCOME TO           NET ASSETS        PORTFOLIO
          TOTAL               PERIOD       TO AVERAGE        (EXCLUDING        AVERAGE NET          (EXCLUDING        TURNOVER
         RETURN               (000)        NET ASSETS         WAIVERS)            ASSETS             WAIVERS)           RATE
========================   ===========   ==============   ===============   =================   ==================   ==========
           15.72%11         $ 40,337         1.23%            1.28%               (0.65)%              (0.69)%            29%
           24.9211            46,970         1.21             1.23                (0.52)               (0.54)            168
          (19.09)             77,693         1.14             1.14                (0.76)               (0.76)            279
          (56.71)            301,779         1.13             1.13                 0.06                 0.06             584
           91.06             666,420         1.10             1.10                (0.37)               (0.37)            425

           15.42%11         $ 10,871         1.53%            1.56%               (0.97)%              (0.99)%            29%
           24.4511            14,115         1.51             1.53                (0.80)               (0.83)            168
          (19.43)             24,082         1.45             1.45                (1.07)               (1.07)            279
          (56.78)             37,691         1.44             1.44                (0.28)               (0.28)            584
           91.13              51,912         1.40             1.40                (0.69)               (0.69)            425
           15.20%3,11       $ 27,777         1.67%            1.77%               (1.09)%              (1.19)%            29%
           24.263,11          25,960         1.68             1.71                (0.96)               (0.98)            168
          (19.53)3            26,242         1.62             1.62                (1.24)               (1.24)            279
          (56.91)3            38,225         1.60             1.60                (0.38)               (0.38)            584
           90.623             83,152         1.57             1.57                (0.80)               (0.80)            425

           14.39%4,11       $ 31,900         2.44%            2.45%               (1.86)%              (1.87)%            29%
           23.294,11          33,982         2.43             2.45                (1.69)               (1.71)            168
          (20.09)4            33,822         2.37             2.37                (1.98)               (1.98)            279
          (57.24)4            51,186         2.35             2.35                (1.12)               (1.12)            584
           89.384            122,726         2.31             2.31                (1.53)               (1.53)            425
           14.39%4,11       $ 11,269         2.44%            2.45%               (1.86)%              (1.87)%            29%
           23.294,11          12,212         2.43             2.45                (1.69)               (1.71)            168
          (20.09)4            12,092         2.37             2.37                (1.98)               (1.98)            279
          (57.19)4            21,144         2.35             2.35                (1.10)               (1.10)            584
           89.234             61,542         2.30             2.30                (1.51)               (1.51)            425
           (4.93)%11        $  4,787         1.10%2           1.33%2              (0.17)%2             (0.40)%2          154%

           20.87%11         $ 66,083         0.95%            0.98%               (0.15)%              (0.18)%           154%
           29.9611             4,139         0.91             0.94                 0.09                 0.06             240
           (8.25)            122,732         0.88             0.89                 0.00                (0.01)            260
            0.47             367,167         0.87             0.87                 0.87                 0.87             184
           17.15             470,830         0.86             0.86                 0.79                 0.79             168
           20.45%11         $  3,288         1.25%            1.29%               (0.45)%              (0.48)%           154%
           29.7011             4,139         1.21             1.24                (0.19)               (0.22)            240
           (8.64)              7,242         1.18             1.19                (0.24)               (0.25)            260
            0.28              47,095         1.17             1.17                 0.56                 0.56             184
           16.80              50,980         1.16             1.16                 0.49                 0.49             168

           20.38%3,11       $ 35,240         1.35%            1.47%               (0.55)%              (0.67)%           154%
           29.373,11          69,641         1.38             1.41                (0.37)               (0.40)            240
           (8.71)3            43,884         1.35             1.37                (0.62)               (0.64)            260
            0.093             28,195         1.34             1.34                 0.38                 0.38             184
           16.603             25,719         1.32             1.32                 0.31                 0.31             168

                       89

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   NET                            NET GAIN
                                  ASSET                          (LOSS) ON
                                  VALUE           NET           INVESTMENTS
                                BEGINNING      INVESTMENT      (BOTH REALIZED
                                OF PERIOD    INCOME (LOSS)    AND UNREALIZED)
                               =========== ================= =================
     ------------------
     Small Cap Value Equity (Continued)
     ------------------
     Investor B Class
     9/30/04                    $   13.11    $     (0.19)25      $   2.64
     9/30/03                        12.11        (0.13)            3.09
     9/30/02                        15.58        (0.20)          (0.94)
     9/30/01                        16.56        (0.06)          (0.07)
     9/30/00                        14.31        (0.23)            2.48
     Investor C Class
     9/30/04                    $   13.11    $     (0.19)25      $   2.65
     9/30/03                        12.12        (0.14)            3.09
     9/30/02                        15.59        (0.20)          (0.94)
     9/30/01                        16.57        (0.05)          (0.08)
     9/30/00                        14.31        (0.28)            2.54
     ------------
     Small Cap Core Equity
     ------------
     Institutional Class
     9/30/04                    $   11.99    $     (0.13)25      $   3.01
     9/30/03                         8.35        (0.06)            3.70
     1/2/021 through 9/30/02        10.00        (0.04)          (1.61)
     Service Class
     9/30/04                    $   11.99    $     (0.20)25      $   3.04
     9/30/03                         8.35              -             3.64
     1/2/021 through 9/30/02        10.00              -           (1.65)
     Investor A Class
     9/30/04                    $   11.99    $     (0.24)25      $   3.04
     9/30/03                         8.35              -             3.64
     1/2/021 through 9/30/02        10.00              -           (1.65)
     Investor B Class
     9/30/04                    $   11.99    $     (0.37)25      $   3.07
     9/30/03                         8.35              -             3.64
     1/2/021 through 9/30/02        10.00              -           (1.65)
     Investor C Class
     9/30/04                    $   11.99    $     (0.28)25      $   2.99
     9/30/03                         8.35              -             3.64
     1/2/021 through 9/30/02        10.00              -           (1.65)
     -------------
     Small Cap Growth Equity
     -------------
     Institutional Class
     9/30/04                    $   12.26    $     (0.11)25      $   2.37
     9/30/03                         9.00        (0.09)            3.35
     9/30/02                        11.74        (0.17)          (2.57)
     9/30/01                        35.76        0.09              (15.38)
     9/30/00                        25.38        0.07               14.45
     Service Class
     9/30/04                    $   11.79    $     (0.15)25      $   2.28
     9/30/03                         8.67        (0.12)            3.24
     9/30/02                        11.36        (0.19)          (2.50)
     9/30/01                        34.91        0.03              (14.89)
     9/30/00                        24.93        (0.03)           14.15
     Investor A Class
     9/30/04                    $   11.51    $     (0.16)25      $   2.22
     9/30/03                         8.48        (0.13)            3.16
     9/30/02                        11.12        (0.14)          (2.50)
     9/30/01                        34.47        (0.01)          (14.65)
     9/30/00                        24.73        (0.06)           13.94

                                                                DISTRIBUTIONS                    NET
                                DISTRIBUTIONS                      FROM NET     REDEMPTION      ASSET
                                   FROM NET     DISTRIBUTIONS      REALIZED     FEES ADDED      VALUE
                                  INVESTMENT         FROM          CAPITAL      TO PAID-IN     END OF
                                   INCOME10        CAPITAL          GAINS         CAPITAL      PERIOD
                               =============== =============== =============== ============ ============
     ------------------
     Small Cap Value Equity
(Continued)
     ------------------
     Investor B Class
     9/30/04                      $      -        $      -       $   (1.79)      $     -     $   13.77
     9/30/03                             -               -         (1.96)            -         13.11
     9/30/02                             -               -         (2.33)            -         12.11
     9/30/01                         (0.01)              -         (0.84)            -         15.58
     9/30/00                             -               -               -             -         16.56
     Investor C Class
     9/30/04                      $      -        $      -       $   (1.79)      $     -     $   13.78
     9/30/03                             -               -         (1.96)            -         13.11
     9/30/02                             -               -         (2.33)            -         12.12
     9/30/01                         (0.01)              -         (0.84)            -         15.59
     9/30/00                             -               -               -             -         16.57
     ------------
     Small Cap Core Equity
     ------------
     Institutional Class
     9/30/04                      $      -        $      -       $   (0.15)      $  0.05     $   14.77
     9/30/03                             -               -               -             -         11.99
     1/2/021 through 9/30/02             -               -               -             -          8.35
     Service Class
     9/30/04                      $      -        $      -       $   (0.15)      $  0.05     $   14.73
     9/30/03                             -               -               -             -         11.99
     1/2/021 through 9/30/02             -               -               -             -          8.35
     Investor A Class
     9/30/04                      $      -        $      -       $   (0.15)      $  0.07     $   14.71
     9/30/03                             -               -               -             -         11.99
     1/2/021 through 9/30/02             -               -               -             -          8.35
     Investor B Class
     9/30/04                      $      -        $      -       $   (0.15)      $  0.07     $   14.61
     9/30/03                             -               -               -             -         11.99
     1/2/021 through 9/30/02             -               -               -             -          8.35
     Investor C Class
     9/30/04                      $      -        $      -       $   (0.15)      $  0.05     $   14.60
     9/30/03                             -               -               -             -         11.99
     1/2/021 through 9/30/02             -               -               -             -          8.35
     -------------
     Small Cap Growth Equity
     -------------
     Institutional Class
     9/30/04                      $      -        $      -       $       -       $     -     $   14.52
     9/30/03                             -               -               -             -         12.26
     9/30/02                             -               -               -             -          9.00
     9/30/01                         (0.12)          (0.10)        (8.51)            -         11.74
     9/30/00                             -               -         (4.14)            -         35.76
     Service Class
     9/30/04                      $      -        $      -       $       -       $     -     $   13.92
     9/30/03                             -               -               -             -         11.79
     9/30/02                             -               -               -             -          8.67
     9/30/01                         (0.08)          (0.10)        (8.51)            -         11.36
     9/30/00                             -               -         (4.14)            -         34.91
     Investor A Class
     9/30/04                      $      -        $      -       $       -       $     -     $   13.57
     9/30/03                             -               -               -             -         11.51
     9/30/02                             -               -               -             -          8.48
     9/30/01                         (0.08)          (0.10)        (8.51)            -         11.12
     9/30/00                             -               -         (4.14)            -         34.47

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       90

                                BLACKROCK FUNDS

                                                                                               RATIO OF NET
                             NET                        RATIO OF TOTAL         RATIO OF      INVESTMENT INCOME
                           ASSETS       RATIO OF     EXPENSES TO AVERAGE    NET INVESTMENT      TO AVERAGE
                           END OF     NET EXPENSES        NET ASSETS          INCOME TO         NET ASSETS      PORTFOLIO
         TOTAL             PERIOD      TO AVERAGE         (EXCLUDING         AVERAGE NET        (EXCLUDING      TURNOVER
         RETURN             (000)      NET ASSETS          WAIVERS)             ASSETS           WAIVERS)         RATE
======================= ============ ============== ===================== ================= ================== ==========
           19.45%4,11    $   15,952       2.07%             2.09%               (1.28)%            (1.30)%         154%
           28.524,11         15,019       2.13              2.16                (1.12)             (1.15)          240
           (9.46)4           14,402       2.10              2.12                (1.32)             (1.34)          260
           (0.66)4           16,599       2.09              2.09                (0.37)             (0.37)          184
           15.724            11,831       2.08              2.08                (0.43)             (0.43)          168

           19.53%4,11    $    6,715       2.09%             2.11%               (1.30)%            (1.32)%         154%
           28.424,11          5,839       2.13              2.16                (1.13)             (1.15)          240
           (9.45)4            6,113       2.10              2.12                (1.32)             (1.33)          260
           (0.65)4            7,051       2.09              2.09                (0.37)             (0.37)          184
           15.794             4,666       2.08              2.08                (0.43)             (0.43)          168
           24.51%24      $    1,802       1.30%             2.37%               (0.89)%            (1.96)%          78%
           43.59              1,238       1.30              2.96                (0.62)             (2.28)          218
          (16.50)               835       1.302             2.532               (0.60)2            (1.83)2         233

           24.17%23      $        -       1.60%             2.67%               (1.19)%            (2.26)%          78%
           43.59                  -       1.60              3.26                (0.92)             (2.58)          218
          (16.50)                 -       1.602             2.832               (0.90)2            (2.13)2         233
           24.01%3,24    $    3,154       1.74%             2.89%               (1.32)%            (2.48)%          78%
           43.593                 7       1.77              3.43                (1.09)             (2.75)          218
          (16.50)3                -       1.772             3.002               (1.07)2            (2.30)2         233

           23.17%4,24    $    1,157       2.49%             3.56%               (2.07)%            (3.15)%          78%
           43.594                 -       2.52              4.18                (1.84)             (3.50)          218
          (16.50)4                -       2.522             3.752               (1.82)2            (3.05)2         233
           23.08%4,24    $    3,352       2.47%             3.56%               (2.03)%            (3.11)%          78%
           43.594                 -       2.52              4.18                (1.84)             (3.50)          218
          (16.50)4                -       2.522             3.752               (1.82)2            (3.05)2         233
           18.43%15      $  272,324       0.92%             0.93%               (0.73)%            (0.74)%          81%
           36.2211          164,856       0.89              0.92                (0.75)             (0.78)          167
          (23.34)           176,858       0.85              0.87                (0.67)             (0.69)          238
          (53.73)           843,359       0.82              0.82                 0.52               0.52           363
           63.03          2,196,700       0.78              0.78                 0.20               0.20           218

           18.07%16      $   29,569       1.20%             1.20%               (1.02)%            (1.02)%          81%
           35.9911           23,466       1.19              1.22                (1.05)             (1.08)          167
          (23.68)            29,023       1.15              1.17                (0.97)             (0.99)          238
          (53.76)           141,001       1.11              1.11                 0.20               0.20           363
           62.51            315,647       1.08              1.08                (0.09)             (0.09)          218
           17.90%3,16    $  131,795       1.30%             1.40%               (1.12)%            (1.22)%          81%
           35.733,11        102,642       1.37              1.40                (1.22)             (1.25)          167
          (23.74)3           95,620       1.33              1.36                (1.14)             (1.17)          238
          (53.90)3           85,211       1.29              1.29                 0.02               0.02           363
           61.963           175,112       1.23              1.23                (0.21)             (0.21)          218

                       91

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                              NET GAIN
                                   ASSET                            (LOSS) ON
                                   VALUE            NET            INVESTMENTS
                                 BEGINNING       INVESTMENT       (BOTH REALIZED
                                 OF PERIOD     INCOME (LOSS)     AND UNREALIZED)
                                =========== =================== =================
     --------------------
     Small Cap Growth Equity (Continued)
     --------------------
     Investor B Class
     9/30/04                     $   10.59      $    (0.24)25       $   2.04
     9/30/03                          7.86         (0.19)             2.92
     9/30/02                         10.39         (0.23)           (2.30)
     9/30/01                         33.05         (0.12)           (13.85)
     9/30/00                         23.97         (0.26)            13.48
     Investor C Class
     9/30/04                     $   10.60      $    (0.25)25       $   2.05
     9/30/03                          7.86         (0.18)             2.92
     9/30/02                         10.39         (0.23)           (2.30)
     9/30/01                         33.05         (0.12)           (13.85)
     9/30/00                         23.97         (0.22)            13.44
     ---------
     U. S. Opportunities
     ---------
     Institutional Class
     9/30/04                     $   16.56      $    (0.17)25       $   3.95
     9/30/03                         13.06         (0.16)             3.66
     9/30/02                         17.76         (0.23)25         (4.06)
     9/30/01                         45.41         0.04               (17.61)
     9/30/00                         24.73         0.03                23.95
     Service Class
     9/30/04                     $   16.27      $    (0.22)25       $   3.88
     9/30/03                         12.88         (0.19)             3.58
     9/30/02                         17.51         (0.51)           (3.79)
     9/30/01                         45.08         (0.05)           (17.44)
     9/30/00                         24.64         (0.07)            23.81
     Investor A Class
     9/30/04                     $   16.17      $    (0.26)25       $   3.87
     9/30/03                         12.81         (0.21)             3.57
     9/30/02                         17.41         (0.42)           (3.89)
     9/30/01                         44.93         (0.09)           (17.35)
     9/30/00                         24.60         (0.17)            23.80
     Investor B Class
     9/30/04                     $   15.55      $    (0.39)25       $   3.71
     9/30/03                         12.41         (0.32)             3.46
     9/30/02                         16.86         (0.54)           (3.78)
     9/30/01                         44.15         (0.28)           (16.93)
     9/30/00                         24.38         (0.45)            23.52
     Investor C Class
     9/30/04                     $   15.53      $    (0.38)25       $   3.70
     9/30/03                         12.40         (0.32)             3.45
     9/30/02                         16.85         (0.55)           (3.77)
     9/30/01                         44.14         (0.29)           (16.92)
     9/30/00                         24.38         (0.44)            23.50
     ----------------------
     Global Science & Technology Opportunities
     ----------------------
     Institutional Class
     9/30/04                     $    5.46      $    (0.07)25       $   0.03
     9/30/03                          3.59         (0.05)             1.92
     9/30/02                          4.41         (0.06)25         (0.76)
     9/30/01                         12.49         0.01               (8.09)
     5/15/001 through 9/30/00        10.00         (0.01)             2.50
     Service Class
     9/30/04                     $    5.41      $    (0.08)25       $   0.02
     9/30/03                          3.57         (0.06)25           1.90
     9/30/02                          4.39         (0.06)25         (0.76)
     9/30/01                         12.47               -            (8.08)
     5/15/001 through 9/30/00        10.00         (0.01)             2.48

                                                                 DISTRIBUTIONS       NET
                                 DISTRIBUTIONS                      FROM NET        ASSET
                                    FROM NET     DISTRIBUTIONS      REALIZED        VALUE
                                   INVESTMENT         FROM          CAPITAL        END OF
                                    INCOME10        CAPITAL          GAINS         PERIOD
                                =============== =============== =============== ============
     --------------------
     Small Cap Growth Equity
(Continued)
     --------------------
     Investor B Class
     9/30/04                       $      -        $      -        $       -     $   12.39
     9/30/03                              -               -                -         10.59
     9/30/02                              -               -                -          7.86
     9/30/01                          (0.08)          (0.10)          (8.51)        10.39
     9/30/00                              -               -           (4.14)        33.05
     Investor C Class
     9/30/04                       $      -        $      -        $       -     $   12.40
     9/30/03                              -               -                -         10.60
     9/30/02                              -               -                -          7.86
     9/30/01                          (0.08)          (0.10)          (8.51)        10.39
     9/30/00                              -               -           (4.14)        33.05
     ---------
     U. S. Opportunities
     ---------
     Institutional Class
     9/30/04                       $      -        $      -        $       -     $   20.34
     9/30/03                              -               -                -         16.56
     9/30/02                          (0.41)              -                -         13.06
     9/30/01                              -               -           (10.08)        17.76
     9/30/00                              -               -           (3.30)        45.41
     Service Class
     9/30/04                       $      -        $      -        $       -     $   19.93
     9/30/03                              -               -                -         16.27
     9/30/02                          (0.33)              -                -         12.88
     9/30/01                              -               -           (10.08)        17.51
     9/30/00                              -               -           (3.30)        45.08
     Investor A Class
     9/30/04                       $      -        $      -        $       -     $   19.78
     9/30/03                              -               -                -         16.17
     9/30/02                          (0.29)              -                -         12.81
     9/30/01                              -               -           (10.08)        17.41
     9/30/00                              -               -           (3.30)        44.93
     Investor B Class
     9/30/04                       $      -        $      -        $       -     $   18.87
     9/30/03                              -               -                -         15.55
     9/30/02                          (0.13)              -                -         12.41
     9/30/01                              -               -           (10.08)        16.86
     9/30/00                              -               -           (3.30)        44.15
     Investor C Class
     9/30/04                       $      -        $      -        $       -     $   18.85
     9/30/03                              -               -                -         15.53
     9/30/02                          (0.13)              -                -         12.40
     9/30/01                              -               -           (10.08)        16.85
     9/30/00                              -               -           (3.30)        44.14
     ----------------------
     Global Science &
Technology Opportunities
     ----------------------
     Institutional Class
     9/30/04                       $      -        $      -        $       -     $    5.42
     9/30/03                              -               -                -          5.46
     9/30/02                              -               -                -          3.59
     9/30/01                              -               -                -          4.41
     5/15/001 through 9/30/00             -               -                -         12.49
     Service Class
     9/30/04                       $      -        $      -        $       -     $    5.35
     9/30/03                              -               -                -          5.41
     9/30/02                              -               -                -          3.57
     9/30/01                              -               -                -          4.39
     5/15/001 through 9/30/00             -               -                -         12.47

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       92

                                BLACKROCK FUNDS

                                                                                              RATIO OF NET
                                                                                               INVESTMENT
                            NET                           RATIO OF TOTAL      RATIO OF NET       INCOME
                           ASSETS        RATIO OF      EXPENSES TO AVERAGE     INVESTMENT      TO AVERAGE
                           END OF    NET EXPENSES TO        NET ASSETS           INCOME        NET ASSETS   PORTFOLIO
         TOTAL             PERIOD      AVERAGE NET          (EXCLUDING       TO AVERAGE NET    (EXCLUDING   TURNOVER
         RETURN            (000)          ASSETS             WAIVERS)            ASSETS         WAIVERS)      RATE
======================= =========== ================= ===================== ================ ============= ==========
           17.00%4,17    $ 23,983         2.07%               2.07%               (1.89)  %      (1.89)  %      81%
           34.734,11       24,167         2.11                2.14                (1.97)         (2.00)        167
         (24.35)4         21,958         2.07                2.10                (1.89)         (1.92)        238
         (54.22)4         37,351         2.03                2.03                (0.69)         (0.69)        363
           61.074          95,922         1.98                1.98                (0.96)         (0.96)        218

           16.98%4,16    $ 13,989         2.08%               2.08%               (1.90)  %      (1.90)  %      81%
           34.864,11       11,396         2.11                2.14                (1.97)         (2.00)        167
          (24.35)4          9,665         2.07                2.10                (1.89)         (1.92)        238
          (54.21)4         18,170         2.03                2.03                (0.67)         (0.67)        363
           61.074          49,276         1.99                1.99                (0.92)         (0.92)        218
           22.83%11      $  6,074         1.60%               1.65%               (0.92)  %      (0.97)  %     106%
           26.80            7,235         1.52                1.59                (0.87)         (0.94)        248
         (25.04)          10,867         1.45                1.49                (1.23)         (1.27)        361
         (46.34)          35,869         1.45                1.47                 0.15           0.14         402
          103.63          106,727         1.44                1.44                 0.09           0.09         445

           22.50%11      $  2,303         1.90%               1.97%               (1.15)  %      (1.22)  %     106%
           26.32              421         1.83                1.89                (1.17)         (1.24)        248
          (25.26)             483         1.75                1.79                (1.51)         (1.56)        361
          (46.55)           1,059         1.75                1.77                (0.19)         (0.21)        402
          102.98            2,824         1.75                1.75                (0.20)         (0.20)        445
           22.33%3,11    $ 31,282         2.04%               2.15%               (1.36)  %      (1.46)  %     106%
           26.233          29,258         2.00                2.06                (1.34)         (1.40)        248
         (25.39)3         28,733         1.92                1.97                (1.68)         (1.73)        361
         (46.61)3         51,232         1.93                1.94                (0.30)         (0.32)        402
          102.683         151,588         1.91                1.91                (0.41)         (0.41)        445

           21.35%4,11    $ 40,994         2.80%               2.81%               (2.12)  %      (2.13)  %     106%
           25.304          41,259         2.74                2.81                (2.09)         (2.15)        248
          (25.92)4         43,883         2.67                2.72                (2.43)         (2.47)        361
          (47.01)4         79,401         2.67                2.69                (1.06)         (1.08)        402
          101.174         213,237         2.66                2.66                (1.14)         (1.14)        445
           21.38%4,11    $ 20,261         2.81%               2.83%               (2.13)  %      (2.15)  %     106%
           25.244          20,761         2.74                2.81                (2.09)         (2.15)        248
         (25.93)4         22,020         2.67                2.72                (2.43)         (2.48)        361
         (47.02)4         42,007         2.67                2.69                (1.02)         (1.04)        402
          101.124         133,540         2.65                2.65                (1.12)         (1.12)        445
         (0.73)%11     $  1,592         1.43%               1.63%               (1.12)  %      (1.32)  %     115%
           52.09            2,821         1.35                1.63                (1.06)         (1.34)        226
         (18.59)           2,385         1.20                1.31                (1.00)         (1.11)        587
         (64.69)           7,189         1.20                1.45                 0.14           (0.11)       748
           24.90           21,383         1.202               2.192               (0.21)2        (1.20)2       175

           (1.11)%11     $     86         1.73%               1.94%               (1.41)  %      (1.61)  %     115%
           51.54              108         1.67                1.88                (1.38)         (1.59)        226
          (18.68)              30         1.50                1.63                (1.30)         (1.43)        587
          (64.80)              19         1.50                1.73                0.00           (0.24)        748
           24.70               17         1.502               2.492               (0.51)2        (1.50)2       175

                       93

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                            NET GAIN
                                   ASSET                          (LOSS) ON
                                   VALUE           NET           INVESTMENTS
                                 BEGINNING      INVESTMENT      (BOTH REALIZED
                                 OF PERIOD    INCOME (LOSS)    AND UNREALIZED)
                                =========== ================= =================
     -----------------------------
     Global Science & Technology Opportunities (Continued)
     -----------------------------
     Investor A Class
     9/30/04                     $   5.38     $     (0.09)25      $  0.02
     9/30/03                         3.55         (0.07)           1.90
     9/30/02                         4.38         (0.09)           (0.74)
     9/30/01                        12.47         (0.03)           (8.06)
     5/15/001 through 9/30/00       10.00         (0.02)           2.49
     Investor B Class
     9/30/04                     $   5.24     $     (0.13)25      $  0.02
     9/30/03                         3.49         (0.10)           1.85
     9/30/02                         4.33         (0.14)           (0.70)
     9/30/01                        12.44         (0.09)           (8.02)
     5/15/001 through 9/30/00       10.00         (0.03)           2.47
     Investor C Class
     9/30/04                     $   5.24     $     (0.13)25      $  0.03
     9/30/03                         3.49         (0.10)           1.85
     9/30/02                         4.33         (0.15)           (0.69)
     9/30/01                        12.44         (0.10)           (8.01)
     5/15/001 through 9/30/00       10.00         (0.03)           2.47
     ----------
     International Equity
     ----------
     Institutional Class
     9/30/04                     $   7.80     $   0.0125          $  2.3127
     9/30/03                         7.01         0.07               0.71
     9/30/02                         8.21         0.31               (1.46)
     9/30/01                        13.92         0.06               (3.63)
     9/30/00                        15.94         0.07               0.09
     Service Class
     9/30/04                     $   7.66     $       -25         $  2.2827
     9/30/03                         6.90         0.04               0.71
     9/30/02                         8.12         0.21               (1.38)
     9/30/01                        13.82         0.03               (3.59)
     9/30/00                        15.84         0.04               0.08
     Investor A Class
     9/30/04                     $   7.56     $   0.0425          $  2.2027
     9/30/03                         6.83         0.05               0.67
     9/30/02                         8.04         0.2025             (1.36)
     9/30/01                        13.76         0.01               (3.59)
     9/30/00                        15.79               -            0.08
     Investor B Class
     9/30/04                     $   7.21     $     (0.02)25      $  2.1527
     9/30/03                         6.56         (0.02)           0.66
     9/30/02                         7.79         0.16               (1.34)
     9/30/01                        13.45         (0.08)           (3.44)
     9/30/00                        15.55         (0.10)           0.08
     Investor C Class
     9/30/04                     $   7.30     $     (0.01)25      $  2.1627
     9/30/03                         6.54         0.02               0.73
     9/30/02                         7.80         0.05               (1.26)
     9/30/01                        13.45         (0.06)           (3.45)
     9/30/00                        15.55         (0.06)           0.04

                                                                                    NET
                                 DISTRIBUTIONS     DISTRIBUTIONS    REDEMPTION     ASSET
                                    FROM NET         FROM NET        FEE ADDED     VALUE
                                   INVESTMENT    REALIZED CAPITAL   TO PAID-IN     END OF
                                    INCOME10           GAINS          CAPITAL      PERIOD
                                =============== ================== ============ ===========
     -----------------------------
     Global Science & Technology Opportunities
(Continued)
     -----------------------------
     Investor A Class
     9/30/04                       $      -          $      -        $      -    $   5.31
     9/30/03                              -                 -               -        5.38
     9/30/02                              -                 -               -        3.55
     9/30/01                              -                 -               -        4.38
     5/15/001 through 9/30/00             -                 -               -       12.47
     Investor B Class
     9/30/04                       $      -          $      -        $      -    $   5.13
     9/30/03                              -                 -               -        5.24
     9/30/02                              -                 -               -        3.49
     9/30/01                              -                 -               -        4.33
     5/15/001 through 9/30/00             -                 -               -       12.44
     Investor C Class
     9/30/04                       $      -          $      -        $      -    $   5.14
     9/30/03                              -                 -               -        5.24
     9/30/02                              -                 -               -        3.49
     9/30/01                              -                 -               -        4.33
     5/15/001 through 9/30/00             -                 -               -       12.44
     ----------
     International Equity
     ----------
     Institutional Class
     9/30/04                      $   (0.09)         $      -        $   0.01    $  10.04
     9/30/03                              -                 -            0.01        7.80
     9/30/02                              -             (0.05)              -        7.01
     9/30/01                              -             (2.14)              -        8.21
     9/30/00                        (0.05)            (2.13)              -       13.92
     Service Class
     9/30/04                      $   (0.06)         $      -        $   0.01    $   9.89
     9/30/03                              -                 -            0.01        7.66
     9/30/02                              -             (0.05)              -        6.90
     9/30/01                              -             (2.14)              -        8.12
     9/30/00                        (0.01)            (2.13)              -       13.82
     Investor A Class
     9/30/04                      $   (0.06)         $      -        $   0.01    $   9.75
     9/30/03                              -                 -            0.01        7.56
     9/30/02                              -             (0.05)              -        6.83
     9/30/01                              -             (2.14)              -        8.04
     9/30/00                              -             (2.11)              -       13.76
     Investor B Class
     9/30/04                      $   (0.01)         $      -        $   0.01    $   9.34
     9/30/03                              -                 -            0.01        7.21
     9/30/02                              -             (0.05)              -        6.56
     9/30/01                              -             (2.14)              -        7.79
     9/30/00                              -             (2.08)              -       13.45
     Investor C Class
     9/30/04                      $       -          $      -        $      -    $   9.45
     9/30/03                              -                 -            0.01        7.30
     9/30/02                              -             (0.05)              -        6.54
     9/30/01                              -             (2.14)              -        7.80
     9/30/00                              -             (2.08)              -       13.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       94

                                BLACKROCK FUNDS

                                                                                              RATIO OF NET
                                                         RATIO OF TOTAL                        INVESTMENT
                                 NET                        EXPENSES          RATIO OF           INCOME
                               ASSETS       RATIO OF       TO AVERAGE      NET INVESTMENT      TO AVERAGE
                               END OF     NET EXPENSES     NET ASSETS        INCOME TO         NET ASSETS     PORTFOLIO
           TOTAL               PERIOD      TO AVERAGE      (EXCLUDING       AVERAGE NET        (EXCLUDING     TURNOVER
           RETURN               (000)      NET ASSETS       WAIVERS)           ASSETS           WAIVERS)        RATE
=========================== ============ ============== ================ ================= ================= ==========
           (1.30)%3,11     $    9,929       1.89%           2.14%            (1.56)  %         (1.81)  %       115%
             51.553              11,406       1.83            2.10             (1.53)            (1.81)          226
           (18.95)3              9,104       1.67            1.79             (1.47)            (1.59)          587
           (64.88)3             14,551       1.67            1.91             (0.36)            (0.60)          748
             24.703              41,474       1.672           2.662            (0.68)2           (1.67)2         175

             (2.10)%4,11     $   12,315       2.65%           2.82%            (2.33)  %         (2.50)  %       115%
             50.144              16,646       2.57            2.85             (2.28)            (2.55)          226
            (19.40)4             12,944       2.38            2.50             (2.18)            (2.29)          587
            (65.19)4             22,062       2.42            2.65             (1.12)            (1.35)          748
             24.404              60,094       2.422           3.412            (1.43)2           (2.42)2         175
           (1.91)%4,11     $    3,244       2.65%           2.80%            (2.33)  %         (2.48)  %       115%
             50.144               4,024       2.57            2.85             (2.28)            (2.55)          226
           (19.40)4              3,010       2.59            2.72             (2.37)            (2.50)          587
           (65.19)4              5,708       2.42            2.65             (1.09)            (1.32)          748
             24.404              13,057       2.422           3.412            (1.43)2           (2.42)2         175
             30.07%20        $   11,684       1.17%           1.34%             0.27%          0.10%       114%
             11.2718             83,521       1.11            1.18              0.67              0.60           132
           (14.16)             228,086       1.06            1.12              3.14              3.08           275
           (29.74)             410,744       1.06            1.07              0.46              0.45           306
              0.12                1,109,017   1.06            1.07              0.35              0.34           153

             30.01%21        $    4,590       1.45%           1.62%             0.03%         (0.14)  %       114%
             11.0219             21,514       1.41            1.48              0.47              0.40           132
            (14.57)              62,149       1.36            1.42              2.51              2.44           275
            (29.91)              78,595       1.36            1.37              0.28              0.26           306
             (0.15)             134,447       1.36            1.37              0.06              0.05           153
             29.87%3,21      $   10,696       1.62%           1.96%             0.43%          0.08%       114%
             10.693,19           12,054       1.60            1.68              0.58              0.50           132
           (14.59)3             16,088       1.55            1.60              2.41              2.35           275
           (30.24)3             48,813       1.54            1.55              0.10              0.08           306
           (0.32)3             29,881       1.53            1.53             (0.08)            (0.08)          153

             29.67%4,22      $    2,433       2.27%           2.50%            (0.17)  %         (0.40)  %       114%
              9.914,19            2,411       2.35            2.43             (0.21)            (0.29)          132
            (15.31)4              2,743       2.27            2.33              1.83              1.77           275
            (30.53)4              4,226       2.28            2.29             (0.73)            (0.74)          306
             (1.10)4              8,399       2.28            2.29             (0.85)            (0.86)          153
             29.45%4,21      $    2,103       2.34%           2.58%            (0.11)  %         (0.35)  %       114%
             11.624,19              939       2.34            2.42              0.17              0.09           132
           (15.68)4              1,344       2.31            2.37              0.50              0.44           275
           (30.44)4              2,105       2.27            2.28             (0.62)            (0.64)          306
           (1.10)4              1,723       2.28            2.28             (0.71)            (0.71)          153

                       95

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                               NET GAIN
                                     ASSET                             (LOSS) ON
                                     VALUE             NET            INVESTMENTS
                                   BEGINNING       INVESTMENT        (BOTH REALIZED
                                   OF PERIOD      INCOME (LOSS)     AND UNREALIZED)
                                  =========== ==================== =================
     --------------
     International Opportunities
     --------------
     Institutional Class
     9/30/04                       $   19.96       $   0.0825          $   4.41
     9/30/03                           15.22               -               4.73
     9/30/02                           14.86          0.05                 0.27
     9/30/01                           22.54          0.30               (7.93)
     9/30/00                           12.90          0.13                10.91
     Service Class
     9/30/04                       $   19.59       $   0.0625          $   4.30
     9/30/03                           14.98          0.05                 4.55
     9/30/02                           14.66         (0.02)              0.30
     9/30/01                           22.36          0.29               (7.94)
     9/30/00                           12.84          0.08                10.84
     Investor A Class
     9/30/04                       $   19.49       $   (0.02)25        $   4.32
     9/30/03                           14.94          0.01                 4.53
     9/30/02                           14.65         (0.03)              0.28
     9/30/01                           22.34          0.13               (7.77)
     9/30/00                           12.84          0.08                10.82
     Investor B Class
     9/30/04                       $   18.83       $   (0.21)25        $   4.19
     9/30/03                           14.54         (0.12)              4.40
     9/30/02                           14.37         (0.16)              0.29
     9/30/01                           22.06          0.01               (7.65)
     9/30/00                           12.78         (0.04)             10.72
     Investor C Class
     9/30/04                       $   18.84       $   (0.21)25        $   4.18
     9/30/03                           14.54         (0.11)25            4.40
     9/30/02                           14.36         (0.15)              0.29
     9/30/01                           22.06          0.01               (7.66)
     9/30/00                           12.78         (0.04)             10.72
     ------
     Select Equity
     ------
     Institutional Class
     9/30/04                       $   10.32       $   0.0925          $   1.67
     9/30/03                            8.50          0.10                 1.83
     9/30/02                           11.25          0.11               (2.86)
     9/30/01                           20.77          0.06               (6.46)
     9/30/00                           20.77          0.07                 1.61
     Service Class
     9/30/04                       $   10.33       $   0.0625          $   1.67
     9/30/03                            8.44          0.10                 1.79
     9/30/02                           11.21          0.01               (2.78)
     9/30/01                           20.73          0.01               (6.43)
     9/30/00                           20.76          0.01                 1.61
     Investor A Class
     9/30/04                       $   10.18       $   0.0425          $   1.64
     9/30/03                            8.41          0.06                 1.79
     9/30/02                           11.17         (0.01)            (2.75)
     9/30/01                           20.69         (0.02)            (6.42)
     9/30/00                           20.75         (0.02)              1.60
     Investor B Class
     9/30/04                       $    9.78       $   (0.04)25        $   1.57
     9/30/03                            8.06         (0.02)              1.74
     9/30/02                           10.79         (0.10)            (2.63)
     9/30/01                           20.21         (0.13)            (6.22)
     9/30/00                           20.44         (0.18)              1.58

                                                                   DISTRIBUTIONS                    NET
                                   DISTRIBUTIONS                      FROM NET     REDEMPTION      ASSET
                                      FROM NET     DISTRIBUTIONS      REALIZED      FEE ADDED      VALUE
                                     INVESTMENT         FROM          CAPITAL      TO PAID-IN     END OF
                                       INCOME         CAPITAL          GAINS         CAPITAL      PERIOD
                                  =============== =============== =============== ============ ============
     --------------
     International Opportunities
     --------------
     Institutional Class
     9/30/04                        $   (0.02)       $      -        $      -       $   0.01    $   24.44
     9/30/03                                -               -               -           0.01        19.96
     9/30/02                                -               -               -           0.04        15.22
     9/30/01                                -               -           (0.05)             -        14.86
     9/30/00                                -               -           (1.40)             -        22.54
     Service Class
     9/30/04                        $   (0.02)       $      -        $      -       $      -    $   23.93
     9/30/03                                -               -               -           0.01        19.59
     9/30/02                                -               -               -           0.04        14.98
     9/30/01                                -               -           (0.05)             -        14.66
     9/30/00                                -               -           (1.40)             -        22.36
     Investor A Class
     9/30/04                        $   (0.02)       $      -        $      -       $   0.01    $   23.78
     9/30/03                                -               -               -           0.01        19.49
     9/30/02                                -               -               -           0.04        14.94
     9/30/01                                -               -           (0.05)             -        14.65
     9/30/00                                -               -           (1.40)             -        22.34
     Investor B Class
     9/30/04                        $   (0.02)       $      -        $      -       $   0.01    $   22.80
     9/30/03                                -               -               -           0.01        18.83
     9/30/02                                -               -               -           0.04        14.54
     9/30/01                                -               -           (0.05)             -        14.37
     9/30/00                                -               -           (1.40)             -        22.06
     Investor C Class
     9/30/04                        $   (0.02)       $      -        $      -       $   0.01    $   22.80
     9/30/03                                -               -               -           0.01        18.84
     9/30/02                                -               -               -           0.04        14.54
     9/30/01                                -               -           (0.05)             -        14.36
     9/30/00                                -               -           (1.40)             -        22.06
     ------
     Select Equity
     ------
     Institutional Class
     9/30/04                        $   (0.13)       $      -        $      -       $      -    $   11.95
     9/30/03                          (0.11)              -               -              -        10.32
     9/30/02                                -               -               -              -         8.50
     9/30/01                          (0.05)          (0.02)          (3.05)             -        11.25
     9/30/00                          (0.05)              -           (1.63)             -        20.77
     Service Class
     9/30/04                        $   (0.09)       $      -        $      -       $      -    $   11.97
     9/30/03                                -               -               -              -        10.33
     9/30/02                                -               -               -              -         8.44
     9/30/01                          (0.03)          (0.02)          (3.05)             -        11.21
     9/30/00                          (0.02)              -           (1.63)             -        20.73
     Investor A Class
     9/30/04                        $   (0.07)       $      -        $      -       $      -    $   11.79
     9/30/03                          (0.08)              -               -              -        10.18
     9/30/02                                -               -               -              -         8.41
     9/30/01                          (0.01)          (0.02)          (3.05)             -        11.17
     9/30/00                          (0.01)              -           (1.63)             -        20.69
     Investor B Class
     9/30/04                        $   (0.01)       $      -        $      -       $      -    $   11.30
     9/30/03                                -               -               -              -         9.78
     9/30/02                                -               -               -              -         8.06
     9/30/01                                -           (0.02)          (3.05)             -        10.79
     9/30/00                                -               -           (1.63)             -        20.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       96

                                BLACKROCK FUNDS

                                                                                                       RATIO OF NET
                                                                                                        INVESTMENT
                                NET                            RATIO OF TOTAL          RATIO OF           INCOME
                              ASSETS         RATIO OF       EXPENSES TO AVERAGE     NET INVESTMENT      TO AVERAGE
                              END OF       NET EXPENSES          NET ASSETS            INCOME TO        NET ASSETS     PORTFOLIO
          TOTAL               PERIOD        TO AVERAGE           (EXCLUDING           AVERAGE NET       (EXCLUDING     TURNOVER
         RETURN                (000)        NET ASSETS            WAIVERS)              ASSETS           WAIVERS)        RATE
========================   ============   ==============   =====================   ================   =============   ==========
       22.54%12             $   96,535          1.45%               1.58%                 0.31%            0.17%           98%
       31.1413                  57,950          1.41                1.51                  0.42             0.32            72
        2.42                    54,164          1.33                1.43                  0.27             0.17           104
     (33.93)                   60,531          1.33                1.40                  1.36             1.30           207
       91.76                    85,206          1.33                1.48                  0.74             0.59           296

       22.25%12             $   19,167          1.75%               1.91%                 0.21%            0.05%           98%
       30.7814                   1,573          1.72                1.80                  0.30             0.22            72
        2.18                       670          1.60                1.70                 (0.17)           (0.27)          104
      (34.29)                      500          1.63                1.84                  1.50             1.29           207
       91.21                       457          1.63                1.69                  0.60             0.54           296
       22.11%3,12           $   99,879          1.89%               2.06%                (0.06)%          (0.24)%          98%
       30.453,13                37,934          1.89                1.98                  0.05            (0.04)           72
        1.983,11                25,969          1.80                1.91                 (0.17)           (0.27)          104
     (34.27)3                  28,781          1.80                1.89                  0.80             0.72           207
       91.043                   40,545          1.79                1.85                  0.45             0.39           296

       21.18%4,12           $   45,167          2.65%               2.72%                (0.94)%          (1.00)%          98%
       29.514,13                31,454          2.63                2.72                 (0.74)           (0.83)           72
        1.184,11                25,917          2.54                2.64                 (0.93)           (1.03)          104
      (34.71)4                  27,895          2.55                2.64                  0.06            (0.03)          207
       89.644                   56,136          2.52                2.60                 (0.27)           (0.33)          296
       21.12%4,12           $   54,894          2.65%               2.72%                (0.86)%          (0.93)%          98%
       29.574,13                26,912          2.63                2.72                 (0.71)           (0.80)           72
        1.254,11                18,599          2.55                2.66                 (0.95)           (1.05)          104
     (34.71)4                  21,019          2.55                2.66                  0.07            (0.03)          207
       89.644                   43,722          2.52                2.58                 (0.27)           (0.32)          296
       17.11%          $   51,593          0.81%               0.99%                 0.81%            0.63%           72%
       22.80                    60,886          0.81                0.96                  0.93             0.79            98
     (24.44)                  134,859          0.81                0.87                  0.36             0.30           124
     (35.29)                  755,701          0.81                0.82                  0.38             0.37           114
        8.14                 1,466,964          0.80                0.80                  0.33             0.33           103

       16.83%          $    1,714          1.07%               1.23%                 0.56%            0.40%           72%
       22.39                     1,988          1.11                1.26                  0.64             0.49            98
      (24.71)                    3,797          1.11                1.16                  0.06             0.02           124
      (35.49)                  143,283          1.11                1.12                  0.07             0.06           114
        7.81                   232,287          1.10                1.10                  0.03             0.03           103
       16.60%3              $   17,632          1.26%               1.47%                 0.37%            0.16%           72%
       22.093                   19,408          1.28                1.43                  0.45             0.30            98
     (24.71)3                  24,816          1.28                1.36                 (0.04)           (0.11)          124
     (35.65)3                  37,267          1.28                1.30                 (0.09)           (0.10)          114
        7.643                   76,438          1.25                1.25                 (0.11)           (0.11)          103

       15.70%4              $   20,448          2.01%               2.13%                (0.39)%          (0.50)%          72%
       21.344                   21,182          2.03                2.18                 (0.30)           (0.45)           98
      (25.30)4                  22,119          2.03                2.11                 (0.78)           (0.86)          124
      (36.11)4                  40,403          2.03                2.05                 (0.84)           (0.85)          114
        6.824                   81,562          2.01                2.01                 (0.87)           (0.87)          103

                       97

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                             NET GAIN                                              NET
                              ASSET                           (LOSS) ON       DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                              VALUE           NET            INVESTMENTS         FROM NET         FROM NET          VALUE
                            BEGINNING      INVESTMENT       (BOTH REALIZED      INVESTMENT    REALIZED CAPITAL     END OF
                            OF PERIOD   INCOME (LOSS)26   AND UNREALIZED)26       INCOME            GAINS          PERIOD
                           =========== ================= =================== =============== ================== ============
     -------------
     Select Equity (Continued)
     -------------
     Investor C Class
     9/30/04                $   9.77      $    (0.04)25       $   1.58          $      -          $     -        $   11.31
     9/30/03                    8.06         (0.02)25           1.73                 -                -             9.77
     9/30/02                   10.79         (0.11)           (2.62)                -                -             8.06
     9/30/01                   20.20         (0.15)           (6.19)          (0.02)           (3.05)           10.79
     9/30/00                   20.44         (0.16)             1.55                 -            (1.63)           20.20
     ------
     Index Equity
     ------
     Institutional Class
     9/30/04                $  19.19      $   0.3425          $   2.29         $   (0.33)         $     -        $   21.49
     9/30/03                   15.69         0.30                 3.48           (0.28)               -            19.19
     9/30/02                   20.03         0.25               (4.34)          (0.25)               -            15.69
     9/30/01                   27.59         0.26               (7.63)          (0.19)               -            20.03
     9/30/00                   24.69         0.27                 2.97           (0.18)           (0.16)           27.59
     Service Class
     9/30/04                $  19.08      $   0.2525          $   2.27         $   (0.25)         $     -        $   21.35
     9/30/03                   15.62         0.21                 3.47           (0.22)               -            19.08
     9/30/02                   19.97         0.25               (4.41)          (0.19)               -            15.62
     9/30/01                   27.54         0.16               (7.61)          (0.12)               -            19.97
     9/30/00                   24.67         0.16                 2.97           (0.10)           (0.16)           27.54
     Investor A Class
     9/30/04                $  19.07      $   0.2225          $   2.28         $   (0.23)         $     -        $   21.34
     9/30/03                   15.62         0.18                 3.46           (0.19)               -            19.07
     9/30/02                   19.95         0.13               (4.31)          (0.15)               -            15.62
     9/30/01                   27.51         0.12               (7.60)          (0.08)               -            19.95
     9/30/00                   24.66         0.11                 2.96           (0.06)           (0.16)           27.51
     Investor B Class
     9/30/04                $  18.75      $   0.0625          $   2.24         $   (0.07)         $     -        $   20.98
     9/30/03                   15.35         0.04                 3.42           (0.06)               -            18.75
     9/30/02                   19.61         (0.01)           (4.25)                -                -            15.35
     9/30/01                   27.15         (0.06)           (7.48)                -                -            19.61
     9/30/00                   24.44               -              2.84                 -            (0.13)           27.15
     Investor C Class
     9/30/04                $  18.74      $   0.0625          $   2.24         $   (0.07)         $     -        $   20.97
     9/30/03                   15.35         0.04                 3.41           (0.06)               -            18.74
     9/30/02                   19.61         (0.01)           (4.25)                -                -            15.35
     9/30/01                   27.15         (0.06)           (7.48)                -                -            19.61
     9/30/00                   24.44               -              2.84                 -            (0.13)           27.15
     ----
     Balanced
     ----
     Institutional Class
     9/30/04                $  12.73      $   0.2525          $   1.34         $   (0.26)         $     -        $   14.06
     9/30/03                   11.12         0.32                 1.63           (0.34)               -            12.73
     9/30/02                   13.28         0.56               (2.33)          (0.39)               -            11.12
     9/30/01                   20.16         0.35               (4.05)          (0.37)           (2.81)           13.28
     9/30/00                   19.75         0.48                 1.10           (0.47)           (0.70)           20.16
     Service Class
     9/30/04                $  12.72      $   0.2125          $   1.33         $   (0.22)         $     -        $   14.04
     9/30/03                   11.11         0.28                 1.64           (0.31)               -            12.72
     9/30/02                   13.26         0.2625             (2.06)          (0.35)               -            11.11
     9/30/01                   20.15         0.29               (4.04)          (0.33)           (2.81)           13.26
     9/30/00                   19.73         0.42                 1.11           (0.41)           (0.70)           20.15

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       98

                                BLACKROCK FUNDS

                                                       RATIO OF                                     RATIO OF NET
                                                     NET EXPENSES      RATIO OF                      INVESTMENT
                             NET                      TO AVERAGE    TOTAL EXPENSES   RATIO OF NET     INCOME TO
                           ASSETS       RATIO OF      NET ASSETS      TO AVERAGE      INVESTMENT       AVERAGE
                           END OF     NET EXPENSES    (EXCLUDING      NET ASSETS       INCOME TO     NET ASSETS    PORTFOLIO
         TOTAL             PERIOD      TO AVERAGE      INTEREST       (EXCLUDING        AVERAGE      (EXCLUDING    TURNOVER
         RETURN             (000)      NET ASSETS      EXPENSE)        WAIVERS)      NET ASSETS26    WAIVERS)26      RATE
======================= ============ ============== ============== ================ ============== ============== ==========
           15.78%4,11    $   2,413         2.03%          2.14%           2.14%         (0.39)%       (0.50)%       72%
           21.224            1,829         2.03           2.03            2.18          (0.25)        (0.40)        98
         (25.30)4           1,923         2.03           2.03            2.11          (0.80)        (0.87)       124
         (36.07)4           3,955         2.03           2.03            2.04          (0.09)        (0.09)       114
            6.774           11,108         2.01           2.01            2.01          (0.87)        (0.87)       103
           13.71%11      $ 546,947         0.18%|P^       0.18%|P^        0.36%|P^        1.56%          1.38%         2%9
           24.20           618,249         0.18|P^        0.18|P^         0.37|P^         1.63           1.44        108
         (20.65)          741,161         0.18|P^        0.18|P^         0.33|P^         1.35           1.20         67
         (26.78)          557,845         0.18|P^        0.18|P^         0.33|P^         1.11           0.96         86
           13.10           665,743         0.18|P^        0.18|P^         0.33|P^         0.98           0.83         85

           13.20%11      $  74,641         0.56%|P^       0.56%|P^        0.67%|P^        1.17%          1.06%         2%9
           23.68            72,505         0.61|P^        0.61|P^         0.67|P^         1.19           1.13        108
          (21.02)           63,468         0.61|P^        0.61|P^         0.67|P^         0.87           0.81         67
          (27.10)          292,389         0.61|P^        0.61|P^         0.63|P^         0.68           0.66         86
           12.66           378,997         0.59|P^        0.59|P^         0.63|P^         0.57           0.54         85
           13.10%3,11    $ 312,606         0.70%|P^       0.70%|P^        0.84%|P^        1.04%          0.90%         2%9
           23.413          281,505         0.79|P^        0.79|P^         0.85|P^         1.01           0.96        108
         (21.09)3         222,736         0.79|P^        0.79|P^         0.78|P^         0.72           0.72         67
         (27.23)3          76,363         0.79|P^        0.79|P^         0.81|P^         0.50           0.48         86
           12.433           93,935         0.78|P^        0.78|P^         0.81|P^         0.38           0.35         85

           12.25%4,11    $ 177,754         1.46%|P^       1.46%|P^        1.50%|P^        0.28%          0.24%         2%9
           22.594          192,614         1.54|P^        1.54|P^         1.59|P^         0.27           0.21        108
          (21.72)4         175,100         1.53|P^        1.53|P^         1.55|P^        (0.04)         (0.05)        67
          (27.77)4         262,027         1.53|P^        1.53|P^         1.55|P^        (0.25)         (0.26)        86
           11.614          360,792         1.51|P^        1.51|P^         1.54|P^        (0.35)         (0.38)        85
           12.26%4,11    $ 279,130         1.46%|P^       1.46%|P^        1.50%|P^        0.28%          0.24%         2%9
           22.524          297,835         1.54|P^        1.54|P^         1.59|P^         0.27           0.21        108
         (21.72)4         270,958         1.53|P^        1.53|P^         1.55|P^       (0.04)        (0.05)        67
         (27.77)4         382,356         1.53|P^        1.53|P^         1.55|P^       (0.25)        (0.26)        86
           11.614          530,586         1.53|P^        1.53|P^         1.56|P^       (0.37)        (0.40)        85
           12.53%11      $  10,977         0.86%          0.86%           1.03%           1.82%          1.65%       159%
           17.75            12,261         0.92           0.86            1.02            2.53           2.43        399
         (13.62)           24,055         0.92           0.86            0.93            2.30           2.28        232
         (20.83)          205,085         0.86           0.86            0.88            2.04           2.03        210
            8.05           385,793         0.85           0.85            0.85            2.30           2.30        176

           12.13%11      $   2,267         1.16%          1.16%           1.31%           1.52%          1.37%       159%
           17.41             2,205         1.22           1.16            1.32            2.19           2.09        399
          (13.83)            3,379         1.21           1.16            1.26            1.95           1.91        232
          (21.15)          147,535         1.16           1.16            1.18            1.93           1.91        210
            7.78           197,633         1.15           1.15            1.15            2.00           2.00        176

                       99

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                             NET GAIN                                              NET
                              ASSET                           (LOSS) ON       DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                              VALUE           NET            INVESTMENTS         FROM NET         FROM NET          VALUE
                            BEGINNING      INVESTMENT       (BOTH REALIZED      INVESTMENT    REALIZED CAPITAL     END OF
                            OF PERIOD   INCOME (LOSS)26   AND UNREALIZED)26       INCOME            GAINS          PERIOD
                           =========== ================= =================== =============== ================== ============
     -----------
     Balanced (Continued)
     -----------
     Investor A Class
     9/30/04                $   12.71     $   0.1925          $   1.34         $   (0.20)         $     -        $   14.04
     9/30/03                    11.10         0.25                1.64           (0.28)               -            12.71
     9/30/02                    13.25         0.27              (2.09)          (0.33)               -            11.10
     9/30/01                    20.13         0.26              (4.03)          (0.30)           (2.81)           13.25
     9/30/00                    19.72         0.38                1.11           (0.38)           (0.70)           20.13
     Investor B Class
     9/30/04                $   12.61     $   0.0925          $   1.32         $   (0.10)         $     -        $   13.92
     9/30/03                    11.01         0.17                1.63           (0.20)               -            12.61
     9/30/02                    13.14         0.19              (2.09)          (0.23)               -            11.01
     9/30/01                    19.98         0.15              (4.00)          (0.18)           (2.81)           13.14
     9/30/00                    19.59         0.22                1.09           (0.22)           (0.70)           19.98
     Investor C Class
     9/30/04                $   12.61     $   0.0825          $   1.32         $   (0.10)         $     -        $   13.91
     9/30/03                    11.01         0.16                1.64           (0.20)               -            12.61
     9/30/02                    13.14         0.20              (2.10)          (0.23)               -            11.01
     9/30/01                    19.98         0.13              (3.98)          (0.18)           (2.81)           13.14
     9/30/00                    19.59         0.22                1.09           (0.22)           (0.70)           19.98

    1 Commencement of operations of share class.
    2 Annualized.
    3 Sales load not reflected in total return.
    4 Contingent deferred sales load not reflected in total return.
    5 For period 12/1/99 through 11/30/00.
    6 For period 12/1/00 through 9/30/01.
    7 For period 12/1/01 through 9/30/02.
    8 For period 12/1/02 through 9/30/03.
    9 For period 12/1/03 through 9/30/04.
    10 Certain prior year amounts were reclassified to conform to current year presentation.
    11 Redemption fee of 2.00% is reflected in total return calculations.
    12 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 1 basis point.
    13 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 6 basis points.
    14 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 7 basis points.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      100

                                BLACKROCK FUNDS

                                                      RATIO OF      RATIO OF                     RATIO OF NET
                                                    NET EXPENSES      TOTAL                       INVESTMENT
                            NET                      TO AVERAGE     EXPENSES     RATIO OF NET       INCOME
                           ASSETS      RATIO OF      NET ASSETS    TO AVERAGE     INVESTMENT      TO AVERAGE
                           END OF    NET EXPENSES    (EXCLUDING    NET ASSETS       INCOME        NET ASSETS    PORTFOLIO
         TOTAL             PERIOD     TO AVERAGE      INTEREST     (EXCLUDING   TO AVERAGE NET    (EXCLUDING    TURNOVER
         RETURN            (000)     NET ASSETS26    EXPENSE)26     WAIVERS)        ASSETS         WAIVERS)       RATE
======================= =========== ============== ============== ============ ================ ============== ==========
           12.03%3,11    $  63,939        1.31%          1.30%         1.52%          1.37%           1.16%       159%
           17.223           85,538        1.39           1.33          1.49           2.02            1.91        399
         (14.01)3         115,667        1.42           1.34          1.44           2.19            2.16        232
         (21.26)3         108,795        1.34           1.34          1.36           1.75            1.74        210
            7.593          149,594        1.30           1.29          1.30           1.86            1.86        176

           11.16%4,11    $  40,006        2.06%          2.04%         2.18%          0.62%           0.51%       159%
           16.424           40,432        2.13           2.08          2.23           1.26            1.15        399
          (14.67)4          40,717        2.16           2.08          2.19           1.42            1.39        232
          (21.84)4          67,732        2.08           2.09          2.10           1.01            1.00        210
            6.724          102,530        2.07           2.07          2.07           1.09            1.09        176
           11.09%4,11    $   4,947        2.06%          2.04%         2.18%          0.61%           0.50%       159%
           16.424            4,669        2.13           2.08          2.23           1.25            1.15        399
         (14.67)4           4,911        2.16           2.08          2.19           1.41            1.38        232
         (21.84)4           9,425        2.09           2.09          2.11           0.97            0.96        210
            6.734           11,967        2.07           2.06          2.07           1.09            1.09        176

    15 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 8 basis
                                         points.

    16 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 9 basis points.
    17 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 10 basis points.
    18 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 14 basis points.
    19 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 15 basis points.
    20 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 22 basis points.
    21 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 23 basis points.
    22 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 24 basis points.
    23 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 33 basis points.
    24 Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 34 basis points.
    25 Calculated using the average shares outstanding method.
    26 Refer to Section B of the Notes to Financial Statements.
    27 Refer to Section C of the Notes to Financial Statements.
    |P^  Including expenses allocated from the U.S. Large Company Series of The
         DFA Investment Trust Company of 0.06% for the years ended 9/30/00 through 9/30/04.

                                      101

                                BLACKROCK FUNDS
                         NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, 15 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA
Investment Trust Company, which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the DFA U.S. Large Company
Series Fund are allocated pro rata at the time of such determination.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation - Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the
NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m.
(Eastern time). The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the
Board of Trustees determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S.
dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value ("Fair Value
Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair
Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board of Trustees.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of The U.S. Large Company Series of The DFA
Investment Trust Company.

     Dividends to Shareholders - Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the
Portfolios. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

     (I)  market value of investment securities, assets and liabilities at the current rate of exchange; and

   (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

102

                                BLACKROCK FUNDS

     The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The
Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts - Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settle-ment date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the
Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2004, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                          UNREALIZED
                                                                                        VALUE AT           FOREIGN
 SETTLEMENT      CURRENCY                  CURRENCY                   CONTRACT        SEPTEMBER 30,        EXCHANGE
    DATE          AMOUNT                     SOLD                      AMOUNT             2004               LOSS
------------   ------------   ---------------------------------   ---------------   ----------------   ---------------
International Opportunities
 12/15/04      11,000,000     European Currency Unit ..........    $ 13,502,062     $ 13,656,115         $  (154,053)
                                                                   ============     ============         ===========
                                                                                                         UNREALIZED
                                                                                       VALUE AT           FOREIGN
SETTLEMENT      CURRENCY              CURRENCY                      CONTRACT        SEPTEMBER 30,         EXCHANGE
    DATE         AMOUNT                BOUGHT                         AMOUNT             2004               GAIN
 --------      ----------     ----------------------------------  ------------       ------------        -----------
International Opportunities
 12/15/04      12,000,000     Australian Dollar ...............    $  8,428,550     $  8,627,676         $   199,126
 12/15/04      15,000,000     British Pound ...................      26,824,351       26,976,477             152,126
 12/15/04      14,000,000     Canadian Dollar .................      10,767,905       11,059,150             291,245
 12/15/04      11,000,000     Swiss Franc .....................       8,783,417        8,846,335              62,918
                                                                   ------------     ------------         -----------
                                                                   $ 54,804,223     $ 55,509,638         $   705,415
                                                                   ============     ============         ===========

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies.
Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the
Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

                                                                             103

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At September 30, 2004, the Balanced Portfolio had the following swap agreements outstanding:

                                                                                                                 Unrealized
                                                                Interest        Interest     Notional Amount    Appreciation
 Portfolio         Counter-party         Termination Date   Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
 Balanced   Merrill Lynch                   01/31/05              8.50%            1.87%        $  700,000       $   3,022
            Morgan Stanley                  06/14/06             3.22             1.871          2,145,000          33,374
            Union Bank of Switzerland       08/14/06             2.64             1.721          1,500,000          (4,633)
            Morgan Stanley                  06/14/14             1.871            5.31             600,000         (46,689)
            Merrill Lynch                   07/22/14             1.631            4.93             600,000         (22,971)
            Goldman Sachs                   10/01/14             2.011            4.51             600,000           2,100
            Merrill Lynch                   07/29/19             1.671            5.36             100,000          (5,035)
            Merrill Lynch                   08/13/19             5.16             1.711            125,000           3,241
            Deutsche Bank                   08/15/23             1.711            5.23           1,550,000         (28,180)

1 Rate shown is based on the 3 month LIBOR as of the most recent payment date.

     As a result of a recent FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations.
For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. This reclassification had the following effect on net investment income, net realized gains and net unrealized gains:

                              INCREASE        INCREASE        INCREASE
                             (DECREASE)      (DECREASE)      (DECREASE)
                           NET INVESTMENT   NET REALIZED   NET UNREALIZED
                               INCOME           GAINS          GAINS
                          ---------------- -------------- ---------------
    Balanced Portfolio
     9/30/2003 .........    $  (221,969)      $ 218,775       $ 3,194

     As a result of recent changes in GAAP, the Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effects of these reclassifications are as follows:

                                                                      BALANCED PORTFOLIO
                                             --------------------------------------------------------------------
                                              INSTITUTIONAL     SERVICE    INVESTOR A   INVESTOR B    INVESTOR C
                                             --------------- ------------ ------------ ------------ -------------
        Net Investment Income Ratio .......
         9/30/2003 ........................      (   .14)%     (   .13)%    (   .14)%    (   .14)%     (   .14)%
         9/30/2002 ........................      (0.06)      (0.05)     (0.06)     (0.06)      (0.06)
        Net Investment Income per Share....
         9/30/2003 ........................     $  (0.03)     $  (0.02)    $  (0.02)    $  (0.01)     $  (0.02)
         9/30/2002 ........................      (0.02)      (0.01)     (0.01)     (0.01)      (0.01)

     Investment Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the

104

                                BLACKROCK FUNDS

repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the
Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions - The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolios invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. These
Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated
quantity of a foreign currency. Upon entering into a futures contract, the
Portfolio is required to deposit cash or pledge securities as initial margin.
Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the
Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Stripped Mortgage Backed Securities - The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). During the period ended September 30, 2004, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments
(including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

     Investing in Government Sponsored Enterprises - The Fund invests in securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac")
and similar United States Government sponsored entities such as Federal
National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks
("FHLB's"). Freddie Mac, Fannie Mae, and FHLB's, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and
FHLB's are neither guaranteed nor insured by the United States Government.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the
Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio, as writer of an option, may have no

                                                                             105

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing - The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield.
Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rated in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net
Assets. Gain or loss is recognized when the swap-tion contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of
Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the year ended September 30, 2004, are summarized as follows:

                                            GLOBAL SCIENCE &
                                               TECHNOLOGY
                                        OPPORTUNITIES PORTFOLIO      BALANCED PORTFOLIO
                                        ------------------------ ---------------------------
                                         NUMBER OF                 NUMBER OF
                                         CONTRACTS     PREMIUM     CONTRACTS      PREMIUM
                                        ----------- ------------ ------------- -------------
  Balance at 09/30/03 ................         -     $       -         (17)     $   23,032
  Written ............................       (66)        5,499      (1,056)        190,439
  Purchased ..........................       466       (33,223)        390         (16,016)
  Expired ............................      (400)       27,724          46         (19,496)
  Closed .............................         -             -         633        (158,389)
  Exercised ..........................         -             -           -               -
                                            ----     ---------      ------      ----------
  Balance at 09/30/04 ................         -     $       -            (4)   $   19,570
                                            ====     =========      =========   ==========

     TBA Purchase Commitments - The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

     Mortgage Dollar Rolls - The Balanced Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a
Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder.
Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement

106

                                BLACKROCK FUNDS

made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions - The Portfolios may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Inflation-indexed Bonds - Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.
Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     Securities Lending - Through an agreement with PFPC Trust Company, the
Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management,
Inc., a wholly-owned subsidiary of BlackRock, Inc., to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the "Trust"), a
portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BlackRock Capital Management, Inc.
serves as investment adviser to the Trust, but receives no fees from the Trust for these services. Administrative and accounting services are provided by PFPC
Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group,
Inc. PFPC, Inc. is paid a fee from the Trust at an annual rate not to exceed
0.10% of the Trust's average daily net assets. At September 30, 2004, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

                                                    MARKET VALUE      MARKET VALUE OF         TOTAL MARKET
                                                   OF SECURITIES      CASH COLLATERAL           VALUE OF
                                                      ON LOAN      INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                                  --------------- ----------------------- --------------------
 Large Cap Value Equity Portfolio ..............   $ 26,943,502         $ 7,047,308           $ 27,540,637
 Large Cap Growth Equity Portfolio .............      9,516,089           1,486,164              9,818,240
 Mid-Cap Value Equity Portfolio ................      5,653,247           2,630,225              5,778,663
 Mid-Cap Growth Equity Portfolio ...............     23,631,875           6,715,830             24,441,868
 Small Cap Value Equity Portfolio ..............     11,214,958           4,985,496             11,528,796
 Small Cap Growth Equity Portfolio .............     62,313,824          42,644,064             64,712,920
 International Equity Portfolio ................        870,397             924,000                924,000
 International Opportunities Portfolio .........      3,066,024           3,124,800              3,124,800
 Select Equity Portfolio .......................      8,896,580             679,522              9,163,435
 Balanced Portfolio ............................      5,966,226             553,700              6,129,092

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
"generally accepted accounting principles" requires the use of management estimates. Actual results could differ from these estimates.

     Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                                                                             107

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the
Fund.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

           Portfolio                                         Share Classes
                                      BlackRock              Institutional               Service
                                Contractual    Actual    Contractual    Actual    Contractual    Actual
                                  Fees (1)    Fees (4)       Fees      Fees (4)     Fees (1)    Fees (4)
 Large Cap Value Equity            N/A          N/A          None        None    0.25%         0.25%
 Large Cap Growth Equity           N/A          N/A          None        None    0.25%         0.25%
 Dividend AchieversTM              N/A          N/A          None        None    0.25%         0.25%
 Mid-Cap Value Equity              N/A          N/A          None        None    0.25%         0.25%
 Mid-Cap Growth Equity             N/A          N/A          None        None    0.25%         0.25%
 Small Cap Value Equity        0.25%         0.25%           None        None    0.25%         0.25%
 Small Cap Core Equity             N/A          N/A          None        None    0.25%         0.25%
 Small Cap Growth Equity           N/A          N/A          None        None    0.25%         0.25%
 U.S. Opportunities                N/A          N/A          None        None    0.25%         0.25%
 Global Science & Technology       N/A          N/A          None        None    0.25%         0.25%
  Opportunities
 International Equity              N/A          N/A          None        None    0.25%         0.25%
 International Opportunities       N/A          N/A          None        None    0.25%         0.25%
 Select Equity                     N/A          N/A          None        None    0.25%         0.25%
 Index Equity                      N/A          N/A          None        None    0.25%         0.25%
 Balanced                          N/A          N/A          None        None    0.25%         0.25%

           Portfolio                                         Share Classes
                                      Investor A               Investor B              Investor C
                                Contractual    Actual    Contractual    Actual    Contractual    Actual
                                  Fees (2)    Fees (4)     Fees (3)    Fees (4)     Fees (3)    Fees (4)
 Large Cap Value Equity        0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Large Cap Growth Equity       0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Dividend AchieversTM          0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Mid-Cap Value Equity          0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Mid-Cap Growth Equity         0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Small Cap Value Equity        0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Small Cap Core Equity         0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Small Cap Growth Equity       0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 U.S. Opportunities            0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Global Science & Technology   0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
  Opportunities
 International Equity          0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 International Opportunities   0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Select Equity                 0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Index Equity                  0.35%         0.25%      1.00%         1.00%      1.00%         1.00%
 Balanced                      0.35%         0.25%      1.00%         1.00%      1.00%         1.00%

(1) - the maximum annual contractual fees are comprised of a .25% service fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee and a .25% service fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee and a .25% service fee.
(4) - the actual fees are as of September 30, 2004.

     On June 21, 2004, the Board of Trustees approved effective July 1, 2004, the elimination of the shareholder processing fee of 0.15% on Service, Investor
A, B, C and Hilliard Lyons Shares and increased the shareholder service fee on the Service Shares from 0.15% to 0.25%.

     In addition, for the period 10/01/03 through 12/31/03 BlackRock shares bore a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed
..03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, the BlackRock share class bears a Transfer Agent fee at an annual rate not to exceed .005% of its average daily net assets plus per account fees and

108

                                BLACKROCK FUNDS

disbursements, and each of the Institutional, Service, Investor A, Investor B and Investor C share classes bear a Tranfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes plus per account fees and disbursements.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series
(the "Series") of The DFA Investment Trust Company (the "DFA Trust"). Advisory
fees are accrued daily and paid monthly to Dimensional Fund Advisors, Inc. at the Series level as described within the DFA Trust financial statements which are included elsewhere in the report and should be read in conjunction with the financial statements of the Index Equity Portfolio.

     For the year ended September 30, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                                                     SHARE CLASSES
ADMINISTRATION FEES                  -----------------------------------------------------------------------------
                                      BLACKROCK   INSTITUTIONAL    SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                     ----------- --------------- ----------- ------------ ------------ -----------
   Large Cap Value Equity ..........     $  -       $ 194,536     $ 80,684     $ 93,792     $ 27,580    $  8,840
   Large Cap Growth Equity .........        -          48,679       53,093       36,087       21,035       3,939
   Dividend AchieversTM ............        -             174            -            -            -           -
   Mid-Cap Value Equity ............        -          29,318        6,480        6,212       11,081       3,468
   Mid-Cap Growth Equity ...........        -          67,672       19,193       41,759       51,704      18,380
   Small Cap Value Equity ..........      146         101,420        5,649       57,799       24,284       9,712
   Small Cap Core Equity ...........        -           2,395            -        2,451          836       1,561
   Small Cap Growth Equity .........        -         336,157       45,258      188,633       39,585      21,224
   U.S. Opportunities ..............        -           9,795        1,959       46,884       63,785      31,539
   Global Science & Technology
    Opportunities ..................        -           3,593          153       17,263       22,245       5,697
   International Equity ............        -          53,182       12,857       18,858        4,163       2,177
   International Opportunities .....        -         122,654       14,093      105,705       60,832      65,241
   Select Equity ...................        -          84,693        2,669       28,116       32,019       3,026
   Index Equity ....................        -         903,647      119,649      465,682      288,088     449,035
   Balanced ........................        -          17,007        3,284      112,237       61,302       7,333

                                                                            SHARE CLASSES
ADMINISTRATION FEES WAIVED               ------------------------------------------------------------------------------------
                                          BLACKROCK   INSTITUTIONAL      SERVICE      INVESTOR A    INVESTOR B    INVESTOR C
                                         ----------- --------------- -------------- -------------- ------------ -------------
   Large Cap Value Equity ..............   $    -      $  (100,764)    $  (45,588)    $  (17,881)   $  (9,828)    $  (1,719)
   Large Cap Growth Equity .............        -          (30,610)       (26,498)        (7,451)      (4,614)       (1,471)
   Dividend AchieversTM ................        -             (174)             -              -            -             -
   Mid-Cap Value Equity ................        -          (15,658)        (3,385)        (1,063)      (1,853)         (590)
   Mid-Cap Growth Equity ...............        -          (21,086)        (3,540)          (505)      (4,500)       (4,375)
   Small Cap Value Equity ..............     (146)          (7,432)          (481)             -            -             -
   Small Cap Core Equity ...............        -           (1,684)             -           (602)        (209)         (259)
   Small Cap Growth Equity .............        -           (6,742)             -              -            -             -
   U.S. Opportunities ..................        -           (3,384)          (907)        (2,408)      (3,282)       (4,021)
   Global Science & Technology
    Opportunities ......................        -           (1,797)           (75)        (3,014)      (7,219)       (1,124)
   International Equity ................        -          (16,916)        (3,832)        (7,088)        (985)         (488)
   International Opportunities .........        -          (73,031)        (8,967)       (15,424)      (8,157)       (9,239)
   Select Equity .......................        -          (46,959)        (1,173)        (6,022)      (6,137)         (619)
   Index Equity ........................        -         (894,442)       (54,952)             -            -             -
   Balanced ............................        -          (10,930)        (1,700)       (22,979)     (13,025)       (1,548)

                                                                             109

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         SHARE CLASSES
TRANSFER AGENT FEES                      -----------------------------------------------------------------------------
                                          BLACKROCK   INSTITUTIONAL    SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                         ----------- --------------- ----------- ------------ ------------ -----------
   Large Cap Value Equity ..............     $ -         $ 28,699     $ 11,895     $ 25,466      $ 7,259    $  2,254
   Large Cap Growth Equity .............       -            7,154        7,891       10,447        5,676       1,051
   Dividend AchieversTM ................       -               22            -            -            -           -
   Mid-Cap Value Equity ................       -            4,378          963        1,611        2,921         892
   Mid-Cap Growth Equity ...............       -            9,844        2,827       10,861       13,787       4,956
   Small Cap Value Equity ..............      21           14,784          832       15,646        6,360       2,519
   Small Cap Core Equity ...............       -              340            -          377          121         206
   Small Cap Growth Equity .............       -           47,333        6,446       47,755       10,478       5,337
   U.S. Opportunities ..................       -            1,438          257       12,281       17,026       8,451
   Global Science & Technology
    Opportunities ......................       -              533           22        4,721        6,241       1,587
   International Equity ................       -            9,116        2,213        4,965        1,040         480
   International Opportunities .........       -           17,186        1,827       22,327       15,007      14,717
   Select Equity .......................       -           12,402          394        7,643        8,537         782
   Index Equity ........................       -          133,160       17,158      120,151       77,155     120,053
   Balanced ............................       -            2,482          476       31,897       16,216       1,939

                                                                        SHARE CLASSES
SHAREHOLDER SERVICE FEES                   -----------------------------------------------------------------------
                                            BLACKROCK       SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                           -----------   ------------   ------------   ------------   ------------
   Large Cap Value Equity ..............      $    -      $ 100,042      $ 148,182       $ 47,551       $ 15,446
   Large Cap Growth Equity .............           -         61,766         62,864         36,695          7,008
   Mid-Cap Value Equity ................           -          7,840         10,408         19,194          6,009
   Mid-Cap Growth Equity ...............           -         22,537         74,536         92,479         33,351
   Small Cap Value Equity ..............       1,043          7,049        100,964         41,953         16,751
   Small Cap Core Equity ...............           -              -          4,221          1,442          2,702
   Small Cap Growth Equity .............           -         52,504        328,202         69,152         37,607
   U.S. Opportunities ..................           -          3,406         82,961        112,488         56,312
   Global Science & Technology
    Opportunities ......................           -            182         30,762         40,018         10,205
   International Equity ................           -         13,178         35,597          7,734          3,764
   International Opportunities .........           -         18,751        183,191        106,719        113,485
   Select Equity .......................           -          2,776         48,205         55,405          5,329
   Index Equity ........................           -        152,414        767,303        496,879        778,546
   Balanced ............................           -          3,835        194,898        105,790         12,753

                                                            SHARE CLASSES
SHAREHOLDER PROCESSING FEES            --------------------------------------------------------
                                         SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                       -----------   ------------   ------------   ------------
   Large Cap Value Equity ..........    $ 71,674       $ 66,242       $ 21,590        $ 6,866
   Large Cap Growth Equity .........      42,321         30,000         17,044          3,162
   Mid-Cap Value Equity ............       5,491          4,917          8,755          2,679
   Mid-Cap Growth Equity ...........      15,472         33,553         42,748         15,604
   Small Cap Value Equity ..........       4,906         46,663         19,145          7,543
   Small Cap Core Equity ...........           -          1,504            492            634
   Small Cap Growth Equity .........      33,632        144,899         32,408         17,228
   U.S. Opportunities ..............         392         38,102         52,112         26,167

110

                          BLACKROCK FUNDS

                                                                SHARE CLASSES
SHAREHOLDER PROCESSING FEES                -------------------------------------------------------
                                             SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                           ----------   ------------   ------------   ------------
   Global Science & Technology
    Opportunities ......................    $    124      $ 14,741       $ 19,358       $  4,338
   International Equity ................      10,288        16,848          3,627          1,510
   International Opportunities .........       8,383        73,839         47,498         48,187
   Select Equity .......................       1,715        22,115         25,349          2,279
   Index Equity ........................     102,345       385,063        228,918        354,937
   Balanced ............................       2,433        91,891         47,894          5,732

                                                         SHARE CLASSES
DISTRIBUTION FEES                          ------------------------------------------
                                            INVESTOR A     INVESTOR B     INVESTOR C
                                           ------------   ------------   ------------
   Large Cap Value Equity ..............     $ 64,645      $  150,098     $   45,964
   Large Cap Growth Equity .............       24,878         109,883         21,030
   Mid-Cap Value Equity ................        4,281          57,922         18,106
   Mid-Cap Growth Equity ...............       28,771         275,322        100,159
   Small Cap Value Equity ..............       39,845         121,243         50,262
   Small Cap Core Equity ...............        1,694           8,106          4,328
   Small Cap Growth Equity .............      130,334         206,974        112,829
   U.S. Opportunities ..................       32,301         332,450        169,265
   Global Science & Technology
    Opportunities ......................       11,895         119,879         30,661
   International Equity ................       12,998          18,370         11,299
   International Opportunities .........       73,015         319,564        340,641
   Select Equity .......................       19,409         165,624         16,009
   Index Equity ........................      311,710       1,494,836      2,327,323
   Balanced ............................       77,278         318,481         38,200

                                            SHARE CLASSES
DISTRIBUTION FEES WAIVED                   ---------------
                                              INVESTOR A
                                           ---------------
   Large Cap Value Equity ..............     $   (63,888)
   Large Cap Growth Equity .............         (24,550)
   Mid-Cap Value Equity ................          (4,235)
   Mid-Cap Growth Equity ...............         (28,475)
   Small Cap Value Equity ..............         (39,380)
   Small Cap Core Equity ...............          (1,690)
   Small Cap Growth Equity .............        (129,014)
   U.S. Opportunities ..................         (31,959)
   Global Science & Technology
    Opportunities ......................         (11,755)
   International Equity ................         (12,854)
   International Opportunities .........         (72,522)
   Select Equity .......................         (19,203)
   Index Equity ........................        (307,441)
   Balanced ............................         (76,367)

(C) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's Equity Portfolios, except for the
Index Equity Portfolio. BlackRock Financial Management, Inc. ("BFM"), a
wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the
Balanced Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the
International Equity and International Opportunities Portfolios. BlackRock,
Inc. is an indirect majority-owned subsidiary of The PNC Financial Services
Group, Inc.

                                                                             111

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each
Portfolio's average daily net assets:

     Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM,
Small Cap Value Equity, Small Cap Growth Equity, Select Equity, and Balanced
Portfolios - .55% of the first $1 billion, .50% of the next $1 billion, .475%
of the next $1 billion and .45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity - .80% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .625% of net assets in excess of $3 billion.

     U.S Opportunities Portfolio - 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of $3 billion.

     Global Science & Technology Opportunities - .90% of the first $1 billion,
..85% of the next $1 billion, .80% of the next $1 billion and .75% of net assets in excess of $3 billion.

     International Equity Portfolio - .75% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Opportunities - 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     Small Cap Core Equity - 1.00% of net assets.

     For the period ended September 30, 2004, advisory fees and waivers for each portfolio were as follows:

                                                                      GROSS                        NET
                                                                    ADVISORY                    ADVISORY
                                                                       FEE         WAIVER          FEE
                                                                 -------------- ------------ --------------
     Large Cap Value Equity Portfolio .........................   $ 1,537,217    $ 115,217    $ 1,422,000
     Large Cap Growth Equity Portfolio ........................       617,380      114,659        502,721
     Dividend AchieversTM .....................................           661          661              -
     Mid-Cap Value Equity Portfolio ...........................       311,919        6,178        305,741
     Mid-Cap Growth Equity Portfolio ..........................     1,095,761            -      1,095,761
     Small Cap Value Equity Portfolio .........................       756,437       34,574        721,863
     Small Cap Core Equity Portfolio ..........................        50,207       47,609          2,598
     Small Cap Growth Equity Portfolio ........................     2,397,602            -      2,397,602
     U.S. Opportunities Portfolio .............................     1,167,054            -      1,167,054
     Global Science & Technology Opportunities Portfolio ......       303,566       41,767        261,799
     International Equity Portfolio ...........................       470,250       89,009        381,241
     International Opportunities Portfolio ....................     2,544,526      118,546      2,425,980
     Select Equity Portfolio ..................................       570,700       91,554        479,146
     Balanced Portfolio .......................................       762,454      111,760        650,694

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain operating expenses of each Portfolio for the next year and require BlackRock or BIL to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses).
Prior to February 1, 2004, the expense limits applied to expenses charged on
Portfolio assets as a whole, but not expenses separately charged to the different share classes of a portfolio. At September 30, 2004, the receivable from BlackRock in the Small Cap Core Equity Portfolio and Index Equity
Portfolio was $5,317 and $142,917, respectively.

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock or BIL are less than the expense limit for that share class, the share class is required to repay BlackRock or BIL up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or BIL continues to be the
Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

112

                                BLACKROCK FUNDS

     At September 30, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                            TOTAL WAIVERS
                                                 EXPIRING             EXPIRING             EXPIRING          SUBJECT TO
                                             JANUARY 31, 2005     JANUARY 31, 2006     JANUARY 31, 2007     REIMBURSEMENT
                                            ------------------   ------------------   ------------------   --------------
   Large Cap Value Equity Portfolio .....        $ 610,816            $ 357,981            $ 172,077        $ 1,140,874
   Large Cap Growth Equity Portfolio.....          274,930              154,813              118,870            548,613
   Dividend AchieversTM Portfolio .......                -                    -               63,754             63,754
   Mid-Cap Value Equity Portfolio .......           23,495                    8               27,968             51,471
   Mid-Cap Growth Equity Portfolio ......           30,063                5,005               30,400             65,468
   Small Cap Value Equity Portfolio .....           86,158                    -               20,870            107,028
   Small Cap Core Equity Portfolio ......           13,541               12,634               25,591             51,766
   Small Cap Growth Equity Portfolio.....          227,030                    -                6,742            233,772
   U.S. Opportunities Portfolio .........          107,597                    -               14,002            121,599
   Global Science & Technology
    Opportunities Portfolio .............          101,278               23,534               50,662            175,474
   International Equity Portfolio .......          113,051              114,674               90,691            318,416
   International Opportunities
    Portfolio ...........................          178,760               41,722              185,320            405,802
   Select Equity Portfolio ..............          310,818              169,360               94,392            574,570
   Index Equity Portfolio ...............                -                    -              968,789            968,789
   Balanced Portfolio ...................          146,109              156,776               77,939            380,824

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., and BlackRock act as co-administrators for the
Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates:
..085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the share classes, with the exception of the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class:
..145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee based on the following percentage of average daily net assets: .035% of the first $500 million, .025% of the next $500 million and
..015% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     For the year ended September 30, 2004, administration fees and waivers for each Portfolio were as follows:

                                                                     GROSS                         NET
                                                                ADMINISTRATION                ADMINISTRATION
                                                                      FEE          WAIVER          FEE
                                                               ---------------- ------------ ---------------
    Large Cap Value Equity Portfolio ........................     $  643,002     $  175,780     $  467,222
    Large Cap Growth Equity Portfolio .......................        258,246         70,644        187,602
    Dividend AchieversTM Portfolio ..........................            276            276              -
    Mid-Cap Value Equity Portfolio ..........................         89,700         22,549         67,151
    Mid-Cap Growth Equity Portfolio .........................        315,133         34,006        281,127
    Small Cap Value Equity Portfolio ........................        315,914          8,059        307,855
    Small Cap Core Equity Portfolio .........................         11,511          6,203          5,308
    Small Cap Growth Equity Portfolio .......................      1,001,395          6,742        994,653
    U.S. Opportunities Portfolio ............................        244,143         14,002        230,141
    Global Science & Technology Opportunities Portfolio .....         77,621         13,229         64,392
    International Equity Portfolio ..........................        144,532         29,309        115,223
    International Opportunities Portfolio ...................        584,810        115,595        469,215
    Select Equity Portfolio .................................        238,722         66,294        172,428
    Index Equity Portfolio ..................................      3,379,131      1,846,799      1,532,332
    Balanced Portfolio ......................................        318,997         50,182        268,815

                               113

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Prior to February 1, 1999, BlackRock may have, at its discretion, waived all or any portion of its advisory fees for any Portfolio.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) ("service organizations") fees for the provision of personal services to shareholders.
BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Investor A Shares, Investor
B Shares, Investor C Shares, Service Shares and BlackRock Shares of the Small
Cap Value Equity Portfolio bear the expense of service fees under the Plan.

     As of the period ended September 30, 2004, affiliated payables were as follows:

                                                                                                       PNC BANK
                                                                       PFPC(1)      BLACKROCK(2)     AFFILIATES(3)
                                                                     -----------   --------------   --------------
   Large Cap Value Equity Portfolio ..............................    $ 30,615        $ 137,474        $ 42,431
   Large Cap Growth Equity Portfolio .............................      15,604           37,957          23,192
   Dividend AchieversTM Portfolio ................................       1,435                -               -
   Mid-Cap Value Equity Portfolio ................................       5,315           25,016           9,496
   Mid-Cap Growth Equity Portfolio ...............................      22,680           91,765          43,307
   Small Cap Value Equity Portfolio ..............................      16,219           45,845          26,891
   Small Cap Core Equity Portfolio ...............................       2,503                -           3,973
   Small Cap Growth Equity Portfolio .............................      55,430          274,994          66,108
   U.S. Opportunities Portfolio ..................................      22,986          104,178          56,953
   Global Science and Technology Opportunities Portfolio .........      11,487           26,637          14,783
   International Equity Portfolio ................................       6,748           21,614           7,103
   International Opportunities Equity Portfolio ..................      75,777          222,175         104,122
   Select Equity Portfolio .......................................      14,497           57,047          23,112
   Index Equity Portfolio ........................................     117,931                -         462,222
   Balanced Portfolio ............................................      23,073           57,602          51,331

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer
   Agent services provided as of September 30, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of September 30, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
   Fund, as of September 30, 2004, was $2,244,494, a porton of which is paid to service organizations, including other PNC Bank affiliates.

     BlackRock made a payment to the International Equity Portfolio of
$2,418,220 on February 27, 2004 representing the loss to the Portfolio associated with certain frequent broker related transaction activity largely occurring in the twelve-month period ended December 31, 2000.  The payment represented 0.2% of the Portfolio's average net assets in calendar year 2000 and 5.08% of the Portfolio's net assets on February 27, 2004 and had an impact on the Portfolio of $0.47 per share.

114

                                BLACKROCK FUNDS

(D) Purchases and Sales of Securities

     For the year ended September 30, 2004, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

                                                                      PURCHASES           SALES
                                                                   ---------------   ---------------
   Large Cap Value Equity Portfolio ............................    $207,126,639      $314,426,359
   Large Cap Growth Equity Portfolio ...........................      77,206,471       119,341,377
   Dividend AchieversTM Portfolio ..............................       1,978,364            85,595
   Mid-Cap Value Equity Portfolio ..............................      85,138,184       103,601,068
   Mid-Cap Growth Equity Portfolio .............................      38,913,519        71,356,525
   Small Cap Value Equity Portfolio ............................     205,604,582       233,426,940
   Small Cap Core Equity Portfolio .............................      10,973,365         3,722,224
   Small Cap Growth Equity Portfolio ...........................     446,099,397       339,448,586
   U.S. Opportunities Portfolio ................................     109,219,414       128,846,334
   Global Science & Technology Opportunities Portfolio .........      37,162,785        44,077,506
   International Equity Portfolio ..............................      69,242,810       173,497,483
   International Opportunities Portfolio .......................     350,841,128       233,654,129
   Select Equity Portfolio .....................................      73,816,549        99,864,706
   Balanced Portfolio ..........................................     137,458,645       159,278,422

     For the year ended September 30, 2004, purchases and sales of U.S.
government securities were as follows:

                                                        PURCHASES          SALES
                                                     --------------   --------------
   Dividend AchieversTM Portfolio ................    $  1,899,614     $  1,899,922
   Mid-Cap Value Equity Portfolio ................       1,499,241                -
   Small Cap Growth Equity Portfolio .............      54,981,129        7,098,365
   International Equity Portfolio ................      18,894,426        9,897,147
   International Opportunities Portfolio .........      59,990,776                -
   Balanced Portfolio ............................     105,274,159       73,132,670

                               115

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                                     LARGE CAP VALUE EQUITY PORTFOLIO
                                              ------------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                       FOR THE YEAR ENDED
                                                             9/30/04                                 9/30/03
                                              -------------------------------------   --------------------------------------
                                                   SHARES              VALUE               SHARES               VALUE
                                              ---------------   -------------------   ----------------   -------------------
Shares sold:
 Institutional Class ......................         316,937       $     3,903,308          3,240,434       $    32,600,164
 Service Class ............................         493,431             6,007,440          2,412,581            23,128,752
 Investor A Class .........................         636,019             7,793,537         15,720,338           153,834,517
 Investor B Class .........................         156,179             1,857,657            150,055             1,488,845
 Investor C Class .........................         218,843             2,628,823            341,106             3,289,890
Shares issued in reinvestment of dividends:
 Institutional Class ......................          31,312               385,701             68,375               692,743
 Service Class ............................          49,696               613,098             81,996               837,562
 Investor A Class .........................          45,966               567,650             60,511               618,470
 Investor B Class .........................           3,582                43,292              2,443                25,868
 Investor C Class .........................             659                 8,032                325                 3,449
Shares redeemed:
 Institutional Class ......................      (5,418,443)          (65,488,958)       (31,146,651)         (309,049,186)
 Service Class ............................      (2,654,757)          (32,310,859)       (11,902,499)         (117,928,399)
 Investor A Class .........................      (2,322,080)          (28,657,371)       (18,483,067)         (181,349,877)
 Investor B Class .........................        (366,792)           (4,399,303)          (484,506)           (4,659,827)
 Investor C Class .........................        (159,711)           (1,931,382)          (532,942)           (5,087,994)
                                                 ----------       ---------------        -----------       ---------------
Net decrease ..............................      (8,969,159)      $  (108,979,335)       (40,471,501)      $  (401,555,023)
                                                 ==========       ===============        ===========       ===============

116

                          BLACKROCK FUNDS

                                                       LARGE CAP GROWTH EQUITY PORTFOLIO
                                 -----------------------------------------------------------------------------
                                          FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                               9/30/04                                 9/30/03
                                 ------------------------------------   --------------------------------------
                                      SHARES              VALUE              SHARES               VALUE
                                 ---------------   ------------------   ----------------   -------------------
Shares sold:
 Institutional Class .........         414,248       $    3,748,569          1,197,575       $     8,930,536
 Service Class ...............       1,491,678           12,963,992          2,826,351            20,523,510
 Investor A Class ............         408,084            3,544,786          3,759,123            27,625,991
 Investor B Class ............         141,746            1,142,700            188,606             1,308,926
 Investor C Class ............          65,005              522,781            149,153             1,030,367
Shares redeemed:
 Institutional Class .........      (1,789,964)         (16,165,845)       (11,694,044)          (87,824,058)
 Service Class ...............      (3,123,574)         (27,376,334)       (17,217,920)         (124,274,818)
 Investor A Class ............      (1,701,982)         (14,854,493)        (5,543,015)          (40,528,446)
 Investor B Class ............        (491,755)          (3,942,213)          (583,492)           (3,938,732)
 Investor C Class ............         (92,909)            (744,035)          (195,489)           (1,300,821)
                                    ----------       --------------        -----------       ---------------
Net decrease .................      (4,679,423)      $  (41,160,092)       (27,113,152)      $  (198,447,545)
                                    ==========       ==============        ===========       ===============
                                 DIVIDEND ACHIEVERSTM PORTFOLIO
                                 ------------------------------------
                                        FOR THEPERIOD 9/08/041
                                 THROUGH 9/30/04
                                 ------------------------------------
                                     SHARES              VALUE
                                 -------------       --------------
Shares sold:
 Institutional Class .........         200,010       $    2,000,100
 Service Class ...............              10                  100
 Investor A Class ............              10                  100
 Investor B Class ............              10                  100
 Investor C Class ............              10                  100
                                 -------------       --------------
Net increase .................         200,050       $    2,000,500
                                 =============       ==============

1 Commencement of operations.

                                                                             117

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                    MID-CAP VALUE EQUITY PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                            9/30/04                                9/30/03
                                              ------------------------------------   ------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ---------------   ------------------
Shares sold:
 Institutional Class ......................          58,942       $      776,996           407,956       $    4,171,195
 Service Class ............................          67,615              874,377           354,341            3,503,382
 Investor A Class .........................          78,062            1,012,222           352,927            3,631,868
 Investor B Class .........................          83,192            1,045,146           128,878            1,292,549
 Investor C Class .........................          49,604              618,544            61,335              593,036
Shares issued in reinvestment of dividends:
 Institutional Class ......................           4,167               52,509           285,972            2,828,265
 Service Class ............................           1,136               14,277            87,588              862,745
 Investor A Class .........................           1,115               13,943            31,320              307,563
 Investor B Class .........................               -                    -            38,331              365,677
 Investor C Class .........................               -                    -             7,099               67,723
Shares redeemed:
 Institutional Class ......................      (1,006,622)         (13,001,327)       (4,070,716)         (41,114,441)
 Service Class ............................        (283,844)          (3,676,680)       (1,294,414)         (13,141,520)
 Investor A Class .........................        (113,038)          (1,472,256)         (535,756)          (5,449,310)
 Investor B Class .........................        (184,832)          (2,317,835)         (249,737)          (2,438,054)
 Investor C Class .........................         (53,675)            (670,511)         (101,121)            (978,978)
                                                 ----------       --------------        ----------       --------------
Net decrease ..............................      (1,298,178)      $  (16,730,595)       (4,495,997)      $  (45,498,300)
                                                 ==========       ==============        ==========       ==============
                                                                     MID-CAP GROWTH EQUITY PORTFOLIO
                                              ------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED                                FORTHE YEAR ENDED
                                                  9/30/04                                            9/30/03
                                               -------------                         -------------
                                                  SHARES              VALUE              SHARES              VALUE
                                              -------------       --------------     -------------       --------------
Shares sold:
 Institutional Class ......................       1,138,699       $   10,071,810        11,990,415       $   76,914,117
 Service Class ............................         290,419            2,373,896         1,099,693            7,259,681
 Investor A Class .........................         728,127            5,999,086        14,096,827           85,022,085
 Investor B Class .........................         346,652            2,637,708           716,542            4,466,221
 Investor C Class .........................         120,482              898,547           364,293            2,166,396
Shares redeemed:
 Institutional Class ......................      (2,741,486)         (23,538,563)      (18,600,646)        (119,752,716)
 Service Class ............................        (931,008)          (7,817,212)       (3,261,434)         (20,780,159)
 Investor A Class .........................        (987,595)          (8,047,211)      (15,022,266)         (90,612,224)
 Investor B Class .........................      (1,259,848)          (9,597,814)       (1,874,359)         (11,125,906)
 Investor C Class .........................        (474,226)          (3,615,906)         (769,364)          (4,489,876)
                                              -------------       --------------     -------------       --------------
Net decrease ..............................      (3,769,784)      $  (30,635,659)      (11,260,299)      $  (70,932,381)
                                              =============       ==============     =============       ==============

118

                          BLACKROCK FUNDS

                                                                   SMALL CAP VALUE EQUITY PORTFOLIO
                                              --------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                            9/30/04                                9/30/03
                                              ------------------------------------   -----------------------------------
                                                   SHARES              VALUE              SHARES             VALUE
                                              ---------------   ------------------   ---------------   -----------------
Shares sold:
 BlackRock Class ..........................         315,702       $    4,770,100                 -      $            -
 Institutional Class ......................         521,530            7,823,358         3,944,811          46,350,668
 Service Class ............................          65,337              975,578           577,917           7,424,957
 Investor A Class .........................         547,652            8,197,136         8,259,359         100,775,276
 Investor B Class .........................         231,497            3,164,522           316,893           3,634,187
 Investor C Class .........................         135,519            1,856,956           180,810           2,008,295
Shares issued in reinvestment of dividends:
 BlackRock Class ..........................               -                    -                 -                   -
 Institutional Class ......................         478,137            6,837,365         1,133,758          12,709,428
 Service Class ............................          33,951              482,112            93,937           1,049,275
 Investor A Class .........................         309,675            4,375,692           525,274           5,856,804
 Investor B Class .........................         103,156            1,346,196           133,767           1,400,541
 Investor C Class .........................          29,701              387,903            37,741             395,145
Shares redeemed:
 BlackRock Class ..........................          (1,351)             (20,000)                -                   -
 Institutional Class ......................      (1,571,511)         (23,832,897)       (9,747,842)       (114,700,710)
 Service Class ............................        (174,903)          (2,606,851)         (944,977)        (10,853,006)
 Investor A Class .........................      (1,218,073)         (18,004,283)       (9,513,889)       (113,871,126)
 Investor B Class .........................        (322,299)          (4,438,190)         (493,538)         (5,622,067)
 Investor C Class .........................        (123,055)          (1,708,064)         (277,861)         (3,122,537)
                                                 ----------       --------------        ----------      --------------
Net decrease ..............................        (639,335)      $  (10,393,367)       (5,773,840)     $  (66,564,870)
                                                 ==========       ==============        ==========      ==============

                                                          SMALL CAP CORE EQUITY PORTFOLIO
                                              -------------------------------------------------------
                                                    FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                         9/30/04                      9/30/03
                                              ------------------------------   ----------------------
                                                  SHARES           VALUE        SHARES       VALUE
                                              -------------   --------------   --------   -----------
Shares sold:
 Institutional Class ......................       124,804      $  1,824,326     3,226      $ 40,000
 Service Class ............................             -                 -         -             -
 Investor A Class .........................       320,205         4,683,838       569         7,000
 Investor B Class .........................        81,510         1,178,698         -             -
 Investor C Class .........................       233,839         3,405,315         -             -
Shares issued in reinvestment of dividends:
 Institutional Class ......................           103             1,401         -             -
 Service Class ............................             -                 1         -             -
 Investor A Class .........................           648             8,857         -             -
 Investor B Class .........................           188             2,550         -             -
 Investor C Class .........................            82             1,114         -             -
Shares redeemed:
 Institutional Class ......................      (106,127)       (1,545,748)        -             -
 Service Class ............................             -                 -         -             -
 Investor A Class .........................      (107,069)       (1,552,486)        -             -
 Investor B Class .........................        (2,497)          (34,973)        -             -
 Investor C Class .........................        (4,404)          (64,005)        -             -
                                                 --------      ------------     -----      --------
Net increase ..............................       541,282      $  7,908,888     3,795      $ 47,000
                                                 ========      ============     =====      ========

                               119

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                         SMALL CAP GROWTH EQUITY PORTFOLIO
                                    ----------------------------------------------------------------------------
                                             FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                  9/30/04                                 9/30/03
                                    ------------------------------------   -------------------------------------
                                         SHARES              VALUE              SHARES               VALUE
                                    ---------------   ------------------   ----------------   ------------------
Shares sold:
 Institutional Class ............       9,110,273       $  136,169,237         15,119,579       $  146,717,197
 Service Class ..................         931,862           13,440,785            822,670            8,273,163
 Investor A Class ...............       4,817,353           65,691,548         30,151,339          272,707,262
 Investor B Class ...............         287,742            3,759,718            339,176            3,070,849
 Investor C Class ...............         398,471            5,122,745            212,894            2,033,597
Shares redeemed:
 Institutional Class ............      (3,801,835)         (55,800,303)       (21,336,459)        (204,727,307)
 Service Class ..................        (797,925)         (11,305,544)        (2,178,713)         (20,447,745)
 Investor A Class ...............      (4,023,966)         (55,474,563)       (32,508,994)        (293,644,669)
 Investor B Class ...............        (634,790)          (8,164,011)          (850,772)          (7,314,402)
 Investor C Class ...............        (345,714)          (4,324,174)          (366,285)          (3,156,322)
                                       ----------       --------------        -----------       --------------
Net increase (decrease) .........       5,941,471       $   89,115,438        (10,595,565)      $  (96,488,377)
                                       ==========       ==============        ===========       ==============
                                                             U.S. OPPORTUNITIES PORTFOLIO
                                    -------------------------------------------------------------------------------
                                    FOR THE YEAR ENDED                                 FORTHE YEAR ENDED
                                        9/30/04                                            9/30/03
                                     -------------                         --------------
                                        SHARES              VALUE               SHARES              VALUE
                                    -------------       --------------     --------------       --------------
Shares sold:
 Institutional Class ............         117,054       $    2,283,248          1,322,689       $   19,070,228
 Service Class ..................         101,311            1,970,021             61,397              786,516
 Investor A Class ...............         223,876            4,273,087          3,998,697           57,999,840
 Investor B Class ...............          77,348            1,397,751             53,915              740,982
 Investor C Class ...............          86,540            1,571,088            231,728            2,987,138
Shares redeemed:
 Institutional Class ............        (255,355)          (4,914,411)        (1,717,933)         (24,642,834)
 Service Class ..................         (11,639)            (221,344)           (72,961)            (930,897)
 Investor A Class ...............        (451,932)          (8,551,449)        (4,432,489)         (64,426,558)
 Investor B Class ...............        (559,049)         (10,148,159)          (936,669)         (12,265,692)
 Investor C Class ...............        (348,429)          (6,263,316)          (671,356)          (8,746,675)
                                    -------------       --------------     --------------       --------------
Net decrease ....................      (1,020,275)      $  (18,603,484)        (2,162,982)      $  (29,427,952)
                                    =============       ==============     ==============       ==============

120

                          BLACKROCK FUNDS

                                            GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
                                 -------------------------------------------------------------------------
                                         FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                               9/30/04                               9/30/03
                                 -----------------------------------   -----------------------------------
                                      SHARES             VALUE              SHARES             VALUE
                                 ---------------   -----------------   ---------------   -----------------
Shares sold:
 Institutional Class .........          67,134       $     397,026           144,352       $     710,403
 Service Class ...............           4,538              29,200            12,501              69,100
 Investor A Class ............         361,677           2,123,218           790,622           3,418,280
 Investor B Class ............         177,136           1,045,059           291,119           1,349,139
 Investor C Class ............          83,807             487,728           116,929             566,443
Shares redeemed:
 Institutional Class .........        (289,383)         (1,640,289)         (291,516)         (1,200,643)
 Service Class ...............          (8,508)            (47,856)           (1,008)             (5,045)
 Investor A Class ............        (611,686)         (3,519,972)       (1,230,586)         (5,222,922)
 Investor B Class ............        (953,314)         (5,358,747)         (822,694)         (3,297,441)
 Investor C Class ............        (219,524)         (1,247,839)         (211,051)           (838,708)
                                      --------       -------------        ----------       -------------
Net decrease .................      (1,388,123)      $  (7,732,472)       (1,201,332)      $  (4,451,394)
                                    ==========       =============        ==========       =============

                                                                     INTERNATIONAL EQUITY PORTFOLIO
                                               ---------------------------------------------------------------------------
                                                          FOR YEAR ENDED                       FOR YEAR ENDED
                                                             9/30/04                              9/30/03
                                               ------------------------------------ ------------------------------------
                                                    SHARES             VALUE               SHARES             VALUE
                                               ---------------- -------------------   ---------------- -------------------
Shares sold:
 Institutional Class .........................        852,245     $     8,914,481          9,618,776     $    68,184,428
 Service Class ...............................        249,578           2,361,950          2,596,540          18,212,051
 Investor A Class ............................        230,884           2,766,366          1,568,305          10,940,045
 Investor B Class ............................        147,549           1,507,090             44,012             294,243
 Investor C Class ............................        117,809           1,143,746         10,749,308          71,289,597
Shares issued in reinvestment of dividends:
 Institutional Class .........................          5,928              51,456                  -                   -
 Service Class ...............................          3,888              33,245                  -                   -
 Investor A Class ............................         10,124              85,350                  -                   -
 Investor B Class ............................            246               1,986                  -                   -
 Investor C Class ............................              -                   -                  -                   -
Shares redeemed:
 Institutional Class .........................    (10,405,187)        (95,374,055)       (31,464,512)       (222,969,612)
 Service Class ...............................     (2,598,553)        (22,429,974)        (8,792,033)        (62,289,223)
 Investor A Class ............................       (738,981)         (6,781,197)        (2,330,682)        (16,331,169)
 Investor B Class ............................       (221,431)         (1,950,365)          (127,942)           (853,642)
 Investor C Class ............................        (23,743)           (206,875)       (10,826,274)        (72,344,017)
                                                  -----------     ---------------        -----------     ---------------
Net decrease .................................    (12,369,644)    $  (109,876,796)       (28,964,502)    $  (205,867,299)
                                                  ===========     ===============        ===========     ===============

                               121

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                              -----------------------------------------------------------------------
                                                       FOR YEAR ENDED                       FOR YEAR ENDED
                                                           9/30/04                              9/30/03
                                              ---------------------------------   -----------------------------------
                                                  SHARES            VALUE              SHARES             VALUE
                                              -------------   -----------------   ---------------   -----------------
Shares sold:
 Institutional Class ......................     1,675,872       $  39,545,723           764,579       $  12,682,119
 Service Class ............................       926,448          21,482,231            74,911           1,266,507
 Investor A Class .........................     3,199,383          73,871,653         1,612,494          26,197,040
 Investor B Class .........................       686,235          14,936,708           400,375           6,502,997
 Investor C Class .........................     1,411,947          31,064,713         2,438,484          38,405,785
Shares issued in reinvestment of dividends:
 Institutional Class ......................         1,323              29,679                 -                   -
 Service Class ............................           114               2,497                 -                   -
 Investor A Class .........................         1,346              29,462                 -                   -
 Investor B Class .........................           975              20,582                 -                   -
 Investor C Class .........................           738              15,558                 -                   -
Shares redeemed:
 Institutional Class ......................      (631,675)        (14,723,802)       (1,419,637)        (22,932,388)
 Service Class ............................      (205,804)         (4,765,889)          (39,316)           (695,180)
 Investor A Class .........................      (946,356)        (21,631,960)       (1,405,223)        (22,938,271)
 Investor B Class .........................      (375,821)         (8,266,369)         (512,651)         (8,009,654)
 Investor C Class .........................      (433,956)         (9,552,592)       (2,288,952)        (36,140,913)
                                                ---------       -------------        ----------       -------------
Net increase (decrease) ...................     5,310,769       $ 122,058,194          (374,936)      $  (5,661,958)
                                                =========       =============        ==========       =============

                                                                          SELECT EQUITY PORTFOLIO
                                              --------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED                                FOR THE YEAR ENDED
                                                9/30/04                                               9/30/03
                                              ----------                             -----------
                                                SHARES              VALUE               SHARES               VALUE
                                              ----------              -------        -----------               -------
Shares sold:
 Institutional Class ......................         216,622       $    2,456,412            521,531       $     4,865,325
 Service Class ............................           8,197               93,107             21,077               195,032
 Investor A Class .........................         183,221            2,109,353          1,459,269            13,743,445
 Investor B Class .........................         139,593            1,538,514            106,032               970,101
 Investor C Class .........................          85,616              944,576            389,772             3,398,309
Shares issued in reinvestment of dividends:
 Institutional Class ......................          13,608              152,539             24,966               230,189
 Service Class ............................           1,287               14,481                  -                     -
 Investor A Class .........................          11,067              122,834             21,270               194,195
 Investor B Class .........................           2,456               26,280                  -                     -
 Investor C Class .........................              18                  197                  -                     -
Shares redeemed:
 Institutional Class ......................      (1,814,412)         (21,040,940)       (10,509,640)          (98,572,330)
 Service Class ............................         (58,824)            (678,027)          (278,591)           (2,569,175)
 Investor A Class .........................        (604,302)          (6,941,701)        (2,526,610)          (23,804,985)
 Investor B Class .........................        (499,549)          (5,498,048)          (684,156)           (6,003,582)
 Investor C Class .........................         (59,437)            (655,542)          (441,304)           (3,897,656)
                                              -------------       --------------     --------------       ---------------
Net decrease ..............................      (2,374,839)      $  (27,355,965)       (11,896,384)      $  (111,251,132)
                                              =============       ==============     ==============       ===============

122

                          BLACKROCK FUNDS

                                                                         INDEX EQUITY PORTFOLIO
                                               ---------------------------------------------------------------------------
                                                        FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                             9/30/04                              9/30/03
                                               ------------------------------------ ------------------------------------
                                                    SHARES             VALUE               SHARES             VALUE
                                               ---------------- -------------------   ---------------- -------------------
Shares sold:
 Institutional Class .........................      3,269,684     $    69,335,844         10,753,266     $   188,083,555
 Service Class ...............................      1,299,490          27,524,523          1,589,476          27,936,332
 Investor A Class ............................      3,945,583          83,560,549         14,775,471         260,644,245
 Investor B Class ............................        411,956           8,501,106          1,331,953          23,222,797
 Investor C Class ............................      1,143,687          23,613,472          2,586,777          44,810,145
Shares issued in reinvestment of dividends:
 Institutional Class .........................        209,619           4,493,609            296,627           5,262,591
 Service Class ...............................         44,696             951,634             43,558             778,813
 Investor A Class ............................        155,141           3,301,221            155,655           2,770,630
 Investor B Class ............................         17,517             364,388             22,140             381,689
 Investor C Class ............................         18,164             377,866             22,224             382,928
Shares redeemed:
 Institutional Class .........................    (10,233,505)       (220,082,336)       (26,070,177)       (447,897,902)
 Service Class ...............................     (1,649,576)        (35,098,252)        (1,894,676)        (33,113,285)
 Investor A Class ............................     (4,210,051)        (89,446,482)       (14,435,136)       (254,284,050)
 Investor B Class ............................     (2,229,229)        (46,418,387)        (2,483,973)        (42,178,613)
 Investor C Class ............................     (3,739,728)        (78,142,043)        (4,370,115)        (74,523,526)
                                                  -----------     ---------------        -----------     ---------------
Net decrease .................................    (11,546,552)    $  (247,163,288)       (17,676,930)    $  (297,723,651)
                                                  ===========     ===============        ===========     ===============
                                                                            BALANCED PORTFOLIO
                                               ----------------------------------------------------------------------------
                                               FOR THE YEAR ENDED                              FOR THE YEAR ENDED
                                                   9/30/04                                           9/30/03
                                                --------------                        --------------
                                                    SHARES             VALUE               SHARES             VALUE
                                               --------------     ---------------     --------------     ---------------
Shares sold:
 Institutional Class .........................         52,932     $       739,654            105,145     $     1,219,336
 Service Class ...............................          3,647              50,138             24,229             288,213
 Investor A Class ............................        525,029           7,234,050          5,084,653          60,535,218
 Investor B Class ............................        437,251           5,971,088            449,738           5,428,904
 Investor C Class ............................        143,449           1,954,645             71,963             873,214
Shares issued in reinvestment of dividends:
 Institutional Class .........................          7,318             101,598             13,243             159,993
 Service Class ...............................          2,255              31,254              4,839              58,244
 Investor A Class ............................         69,353             958,463            163,387           1,969,272
 Investor B Class ............................         16,515             226,344             42,794             510,817
 Investor C Class ............................          1,040              14,257              2,117              25,342
Shares redeemed:
 Institutional Class .........................       (242,466)         (3,328,691)        (1,318,912)        (15,829,300)
 Service Class ...............................        (17,859)           (246,883)          (159,926)         (1,919,782)
 Investor A Class ............................     (2,768,234)        (38,303,161)        (8,939,008)       (106,005,605)
 Investor B Class ............................       (786,156)        (10,731,589)          (982,764)        (11,586,934)
 Investor C Class ............................       (159,297)         (2,180,139)          (149,707)         (1,768,077)
                                               --------------     ---------------     --------------     ---------------
Net decrease .................................     (2,715,223)    $   (37,508,972)        (5,588,209)    $   (66,041,145)
                                               ==============     ===============     ==============     ===============

      There is a 2% redemption fee on shares of the Portfolio redeemed or exchanged which have been held 90 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

                                                                             123

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     On September 30, 2004, three shareholders held approximately 55% of the outstanding shares of the Large Cap Value Equity Portfolio, three shareholders held approximately 56% of Large Cap Growth Equity Portfolio, one shareholder held approximately 100% of the Dividend AchieversTM Portfolio, two shareholders held approximately 52% of the Mid-Cap Value Equity Portfolio, three shareholders held approximately 38% of the Mid-Cap Growth Equity Portfolio, two
shareholders held approximately 49% of the Small Cap Value Equity Portfolio, two shareholders held 30% of the Small Cap Core Equity Portfolio, five shareholders held approximately 55% of the Small Cap Growth Equity Portfolio, two shareholders held approximately 15% of the U.S. Opportunities Portfolio, one shareholder held approximately 8% of the Global Science & Technology
Opportunities Portfolio, three shareholders held approximately 51% of the
International Equity Portfolio, four shareholders held approximately 31% of the
International Opportunities Portfolio, two shareholders held approximately 50%
of the Select Equity Portfolio, three shareholders held approximately 56% of the Index Equity Portfolio and three shareholders held approximately 26% of the
Balanced Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) At September 30, 2004, net assets consisted of:

                                                                     LARGE CAP
                                                                    VALUE EQUITY
                                                                     PORTFOLIO
                                                                 -----------------
Capital paid in ................................................  $ 247,324,736
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) ..............................         42,074
Accumulated net realized gain (loss) on investment
 transactions and futures contracts ............................    (65,033,270)
Net unrealized appreciation (depreciation) on investment
 transactions and futures contracts ............................     57,713,114
                                                                  -------------
                                                                  $ 240,046,654
                                                                  =============
                                                                     MID-CAP
                                                                  GROWTH EQUITY
                                                                    PORTFOLIO
                                                                 -------------
Capital paid in ................................................  $ 498,919,048
Accumulated net realized gain (loss) on investment
 transactions ..................................................   (406,700,877)
Net unrealized appreciation on investment transactions .........     29,935,691
                                                                 --------------
                                                                  $ 122,153,862
                                                                 ==============

                                                                     LARGE CAP         DIVIDEND          MID-CAP
                                                                   GROWTH EQUITY     ACHIEVERSTM      VALUE EQUITY
                                                                     PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                 ----------------- --------------- ------------------
Capital paid in ................................................  $ 470,990,617     $ 2,000,500       $   25,001,230
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) ..............................              -           1,692                    -
Accumulated net realized gain (loss) on investment
 transactions and futures contracts ............................   (397,788,313)         (3,038)           6,262,458
Net unrealized appreciation (depreciation) on investment
 transactions and futures contracts ............................     21,940,349          (7,180)           3,225,638
                                                                  -------------     -----------       --------------
                                                                  $  95,142,653     $ 1,991,974       $   34,489,326
                                                                  =============     ===========       ==============
                                                                    SMALL CAP        SMALL CAP         SMALL CAP
                                                                   VALUE EQUITY     CORE EQUITY      GROWTH EQUITY
                                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                 -------------     -----------     -----------------
Capital paid in ................................................  $  94,313,491     $ 8,924,628    $ 1,111,182,654
Accumulated net realized gain (loss) on investment
 transactions ..................................................     22,492,660          (3,086)     (692,792,667)
Net unrealized appreciation on investment transactions .........     15,259,011         543,382        53,269,711
                                                                 --------------    ------------    -----------------
                                                                  $ 132,065,162     $ 9,464,924    $  471,659,698
                                                                 ==============    ============    =================

124

                          BLACKROCK FUNDS

                                                                    GLOBAL SCIENCE
                                                    U.S.             & TECHNOLOGY        INTERNATIONAL       INTERNATIONAL
                                               OPPORTUNITIES        OPPORTUNITIES            EQUITY          OPPORTUNITIES
                                                 PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
                                             -----------------   -------------------   -----------------   ----------------
Capital paid in ..........................    $  203,019,382       $   106,169,073      $  252,143,826      $ 313,912,211
End of period undistributed net investment
 income (distributions in excess of net
 investment income or accumulated net
 investment loss) ........................                 -                     -             144,699          1,566,230
Accumulated net realized loss on
 investment transactions, futures and
 options contracts and foreign currency
 related transactions ....................      (116,756,437)          (80,264,435)       (225,169,329)       (34,244,984)
Net unrealized appreciation on investment
 transactions, futures and options
 contracts and foreign currency related
 transactions ............................        14,651,522             1,262,165           4,385,621         34,408,175
                                              --------------       ---------------      --------------      -------------
                                              $  100,914,467       $    27,166,803      $   31,504,817      $ 315,641,632
                                              ==============       ===============      ==============      =============
                                                  SELECT                INDEX
                                                  EQUITY               EQUITY              BALANCED
                                                PORTFOLIO             PORTFOLIO           PORTFOLIO
                                             --------------        ---------------     --------------
Capital paid in ..........................    $  163,578,251       $ 1,344,952,884      $  143,549,106
End of period undistributed net investment
 income (distributions in excess of net
 investment income or accumulated net
 investment loss) ........................           464,010               829,772             126,316
Accumulated net realized loss on
 investment transactions, futures,
 options, swap contracts and foreign
 currency related transactions ...........       (95,337,000)         (301,003,588)        (43,575,680)
Net unrealized appreciation on investment
 transactions, futures, options, swap
 contracts and foreign currency related
 transactions ............................        25,094,997           346,298,261          22,035,331
                                              --------------       ---------------      --------------
                                              $   93,800,258       $ 1,391,077,329      $  122,135,073
                                              ==============       ===============      ==============

(G) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

                                                                             125

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.
The following permanent differences as of September 30, 2004, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), paydown adjustments and certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                                                          INCREASE          INCREASE
                                                                                         (DECREASE)        (DECREASE)
                                                                                         ACCUMULATED     UNDISTRIBUTED
                                                                        DECREASE        NET REALIZED     NET INVESTMENT
                                                                    PAID IN-CAPITAL      GAIN (LOSS)         INCOME
                                                                   -----------------   --------------   ---------------
   Large Cap Growth Equity Portfolio ...........................     $   (207,097)      $          -      $  207,097
   Mid-Cap Value Equity Portfolio ..............................                -           (181,982)        181,982
   Mid-Cap Growth Equity Portfolio .............................       (1,638,806)                 -       1,638,806
   Small Cap Value Equity Portfolio ............................                -           (639,504)        639,504
   Small Cap Core Equity Portfolio .............................          (39,429)           (31,740)         71,169
   Small Cap Growth Equity Portfolio ...........................       (4,273,122)                 -       4,273,122
   U.S. Opportunities Portfolio ................................       (1,910,678)                 -       1,910,678
   Global Science & Technology Opportunities Portfolio .........         (654,966)           (19,450)        674,416
   International Equity Portfolio ..............................                -              3,726          (3,726)
   International Opportunities Portfolio .......................                -         (2,624,566)      2,624,566
   Balanced Portfolio ..........................................                -            (67,344)         67,344

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                              ORDINARY         LONG-TERM          TOTAL
                                               INCOME        CAPITAL GAIN     DISTRIBUTIONS
                                           --------------   --------------   --------------
   Large Cap Value Equity Portfolio
    9/30/04 ............................    $ 3,331,111      $         -      $ 3,331,111
    9/30/03 ............................      4,685,910                -        4,685,910
   Mid-Cap Value Equity Portfolio
    9/30/04 ............................        194,370                -          194,370
    9/30/03 ............................              -        5,447,281        5,447,281
   Small Cap Value Equity Portfolio
    9/30/04 ............................      6,523,912        9,724,645       16,248,557
    9/30/03 ............................              -       27,872,360       27,872,360
   Small Cap Core Equity Portfolio
    9/30/04 ............................              -           29,531           29,531
   International Equity Portfolio
    9/30/04 ............................      1,023,604                -        1,023,604
   International Opportunities Portfolio
    9/30/04 ............................        153,612                -          153,612
   Select Equity Portfolio
    9/30/04 ............................        893,694                -          893,694
    9/30/03 ............................      1,460,159                -        1,460,159
   Index Equity Portfolio*
    11/30/03 ...........................     15,555,745                -       15,555,745
    11/30/02 ...........................     12,850,989                -       12,850,989
   Balanced Portfolio
    9/30/04 ............................      1,647,304                -        1,647,304
    9/30/03 ............................      3,516,108                -        3,516,108

* BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/03 and 11/30/02 tax year.

126

                                BLACKROCK FUNDS

     As of September 30, 2004, the components of distributable
earnings/(accumulated losses) were as follows:

                                                      UNDISTRIBUTED     UNDISTRIBUTED          CAPITAL          POST-
                                                         ORDINARY         LONG-TERM             LOSS           OCTOBER
                                                          INCOME         CAPITAL GAIN       CARRYFORWARDS      LOSSES
                                                     ---------------   ---------------   ------------------   --------
   Large Cap Value Equity Portfolio ..............     $    42,074        $        -       $  (62,171,298)       $-
   Large Cap Growth Equity Portfolio .............               -                 -         (397,267,716)        -
   Dividend AchieversTM Portfolio ................           1,692                 -               (2,818)        -
   Mid-Cap Value Equity Portfolio ................       4,766,173         1,580,308                    -         -
   Mid-Cap Growth Equity Portfolio ...............               -                 -         (404,383,550)        -
   Small Cap Value Equity Portfolio ..............      15,513,687         7,135,807                    -         -
   Small Cap Core Equity Portfolio ...............               -            25,990                    -         -
   Small Cap Growth Equity Portfolio .............               -                 -         (689,766,214)        -
   U.S. Opportunities Portfolio ..................               -                 -         (116,701,279)        -
   Global Science & Technology
    Opportunities Portfolio.......................               -                 -          (80,064,951)        -
   International Equity Portfolio ................         144,699                 -         (224,749,091)        -
   International Opportunities Portfolio .........       2,117,592                 -          (34,119,135)        -
   Select Equity Portfolio .......................         464,010                 -          (94,219,887)        -
   Index Equity Portfolio1 .......................       3,319,638                 -         (206,405,604)        -
   Balanced Portfolio ............................         129,474                 -          (42,797,697)        -

1 BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/03 tax year.

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with
Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2004, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                    EXPIRING SEPTEMBER 30
                                          ------------------------------------------
                                               2008         2009           2010
                                          ------------- ------------ ---------------
   Large Cap Value Equity Portfolio ..... $        -    $        -   $ 16,764,384
   Large Cap Growth Equity Portfolio.....          -             -    391,628,132
   Dividend AchieversTM Portfolio .......          -             -              -
   Mid-Cap Growth Equity Portfolio ......          -     7,951,583    364,728,815
   Small Cap Growth Equity Portfolio.....          -             -    584,779,122
   U.S. Opportunities Portfolio .........          -             -    100,187,768
   Global Science & Technology
    Opportunities Portfolio .............    861,796     7,130,245     72,072,910
   International Equity Portfolio .......          -             -    155,266,135
   International Opportunities
    Portfolio ...........................          -     5,406,283     28,712,852
   Select Equity Portfolio ..............          -             -     78,286,446
   Balanced Portfolio ...................          -             -     17,967,754
                                                     EXPIRING NOVEMBER 30
                                          ------------------------------------------
                                             2008          2009          2010
                                          ----------    ----------   ------------
   Index Equity Portfolio ............... $1,523,612    $8,460,342   $ 79,252,195

                                                        EXPIRING SEPTEMBER 30
                                          --------------------------------------------------
                                                2011             2012             TOTAL
                                          --------------- ------------------ ---------------
   Large Cap Value Equity Portfolio ..... $ 45,406,914    $          -       $ 62,171,298
   Large Cap Growth Equity Portfolio.....    5,639,584               -        397,267,716
   Dividend AchieversTM Portfolio .......            -           2,818              2,818
   Mid-Cap Growth Equity Portfolio ......   31,703,152               -        404,383,550
   Small Cap Growth Equity Portfolio.....  104,987,092               -        689,766,214
   U.S. Opportunities Portfolio .........   16,513,511               -        116,701,279
   Global Science & Technology
    Opportunities Portfolio .............            -               -         80,064,951
   International Equity Portfolio .......   56,618,690      12,864,266        224,749,091
   International Opportunities
    Portfolio ...........................            -               -         34,119,135
   Select Equity Portfolio ..............   15,933,441               -         94,219,887
   Balanced Portfolio ...................   24,829,943               -         42,797,697

                                              2011              TOTAL
                                          ------------    -----------
   Index Equity Portfolio ............... $117,169,455    $206,405,604

                                                                             127

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(H) Subsequent Events

     On September 10, 2004, the Board of Trustees of the Fund voted to terminate and wind up the affairs of the International Equity Portfolio. The
Portfolio was closed to new purchases and exchanges effective as of November 1,
2004 and will be terminated on or about January 21, 2005.

     On August 25, 2004, BlackRock, Inc., the parent of BlackRock Advisors,
Inc., the Portfolios' investment adviser, entered into an agreement with
MetLife, Inc.(Reg. TM) ("MetLife") to acquire SSRM Holdings, Inc., the parent of State Street Research & Management Company ("SSRM"), the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is proposed that most of the State Street Research mutual funds will be combined with certain Portfolios of the Fund, including the Money Market, High
Yield Bond, Intermediate Government Bond, Large Cap Value Equity, Mid-Cap Value
Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios (the "Fund
Reorganizations"), subject in each case to approval by the shareholders of the relevant State Street Research mutual fund. These Fund Reorganizations are expected to be completed in early 2005 and are scheduled to close contemporaneously with BlackRock, Inc.'s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. In the event that BlackRock, Inc. does not complete its proposed acquisition of SSRM Holdings, Inc. for any reason, the Fund
Reorganizations will not take place.

128

                                BLACKROCK FUNDS
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of Large Cap Value
Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity,
Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, U.S.
Opportunities, Global Science & Technology Opportunities, International Equity,
International Opportunities, Select Equity, Index Equity Portfolios [thirteen of the forty-four portfolios constituting BlackRock Funds (the "Fund")], and the statements of assets and liabilities, including the schedules of investments, of Dividend AchieversTM and Balanced Portfolios [two of the
forty-four portfolios constituting the Fund, collectively the "Portfolios"], as of September 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the period in the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net asstes of the Portfolios for the year ended September 30, 2003 and the financial highlights of the Portfolios for the periods ended September 30, 2003, September 30, 2002, September 30, 2001 and
September 30, 2000 were audited by other auditors whose report, dated November
26, 2003, expressed an unqualified opinion on those financial statement and financial highlights. Such auditors reported on the aforementioned periods prior to the restatement described in Note B.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

We also audited the adjustments described in Note B that were applied to restate the statement of changes in net assets of the portfolio named for the year ended
September 30, 2003 and related financial highlights for the periods ended
September 30, 2003 and 2002. In our opinion, such adjustments are appropriate and have been properly applied.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolios as of September 30, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
November 24, 2004

                                                                             129

                                BLACKROCK FUNDS
                                FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                       TERM OF
                       POSITION(S)    OFFICE(2)
    NAME, ADDRESS,      HELD WITH    AND LENGTH
         AGE               FUND        OF TIME
                INTERESTED TRUSTEES
 Laurence D. Fink(1)  Trustee and   Since 2000
 BlackRock, Inc.      President
 40 E. 52nd Street
 New York, NY 10022
 Age: 51

                                                               NUMBER OF        OTHER
                                                              PORTFOLIOS    DIRECTORSHIPS    TOTAL FUND
                                                                IN FUND       OF PUBLIC     COMPENSATION
                                                                COMPLEX       COMPANIES       FOR THE
    NAME, ADDRESS,            PRINCIPAL OCCUPATION(S)          OVERSEEN        HELD BY      YEAR ENDING
         AGE                  DURING PAST FIVE YEARS          BY TRUSTEE       TRUSTEE        9/30/04
                                            INTERESTED TRUSTEES
 Laurence D. Fink(1)  Director, Chairman and Chief               44       Director,             N/A
 BlackRock, Inc.      Executive Officer of BlackRock, Inc.                BlackRock, Inc.
 40 E. 52nd Street    since its formation in 1998 and of
 New York, NY 10022   BlackRock, Inc.'s predecessor
 Age: 51              entities since 1988; Chairman of the
                      Management Committee; formerly,
                      Managing Director of the First
                      Boston Corporation, Member of its
                      Management Committee, Co-head of
                      its Taxable Fixed Income Division
                      and Head of its Mortgage and Real
                      Estate Products Group; Chairman of
                      the Board of Nomura BlackRock
                      Asset Management and several of
                      BlackRock's alternative investment
                      vehicles; Director of several of
                      BlackRock's offshore funds;
                      Co-Chairman of the Board of
                      Trustees of Mount Sinai-NYU;
                      Co-Chairman of the Board of
                      Trustees of NYU Hospitals Center;
                      and a Member of the Board of
                      Trustees of NYU, Member of the
                      Board of Executives of the New York
                      Stock Exchange, Trustee of the
                      American Folk Art Museum.

130

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONTINUED)

                                                 TERM OF
                                POSITION(S)     OFFICE(2)
       NAME, ADDRESS,            HELD WITH     AND LENGTH
             AGE                   FUND          OF TIME
                   DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaTrustee and      Since 2001
 Covington & Burling         Chairman of
 1201 Pennsylvania Avenue,   the Nominating
 NW                          Committee
 Washington, DC 20004
 Age: 61
 Robert M. Hernandez         Trustee, Vice    Since 1996
 c/o BlackRock Funds         Chairman of
 100 Bellevue Parkway        the Board and
 Wilmington, DE 19809        Chairman of
 Age: 60                     the Audit
                             Committee
 Matina S. Horner, Ph.D(3)   Trustee and      Since 2004
 75 Cambridge Pkwy.          Chairperson of
 Cambridge, MA 02142         the Governance
 Age: 65                     Committee
 David R. Wilmerding, Jr.    Trustee and      Since 1996
 Rosemont Business Campus    Chairman of
 Building One, Suite 100     the Board
 919 Conestoga Road
 Rosemont, PA 19010
 Age: 69

                                                                       NUMBER OF            OTHER
                                                                      PORTFOLIOS        DIRECTORSHIPS        TOTAL FUND
                                                                        IN FUND           OF PUBLIC         COMPENSATION
                                                                        COMPLEX           COMPANIES           FOR THE
       NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)           OVERSEEN            HELD BY          YEAR ENDING
             AGE                      DURING PAST FIVE YEARS          BY TRUSTEE           TRUSTEE            9/30/04
                                                  DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaPartner, Covington & Burling (law       44           Director, Mirant         $112,300
 Covington & Burling         firm) (2001-Present); Sr. Advisor                    Corporation; Advisory
 1201 Pennsylvania Avenue,   Kissinger McLarty Associates;                        Board member, The
 NW                          Deputy Secretary of the Treasury                     Coca-Cola Company;
 Washington, DC 20004        (1999-2001), Under Secretary of                      Advisory Board
 Age: 61                     State for Economic, Business and                     member, Group
                             Agricultural Affairs (1997-1999);                    Menatep.
                             Chairman, International Board of
                             Governors, Weizmann Institute of
                             Science.
 Robert M. Hernandez         Retired; Director of USX Corporation    44           Director, ACE Limited    $122,300
 c/o BlackRock Funds         (a diversified company principally                   (insurance company);
 100 Bellevue Parkway        engaged in energy and steel                          Director and Chairman
 Wilmington, DE 19809        businesses), 1991 to 2001; Vice                      of the Board, RTI
 Age: 60                     Chairman and Chief Financial Officer                 International Metals,
                             1994-2001, Executive Vice President                  Inc.; Director, Eastman
                             - Accounting and Finance and Chief                   Chemical Company.
                             Financial Officer from 1991 to 1994.
 Matina S. Horner, Ph.D(3)   President Emerita, Radcliffe College,   44           Director and Audit       $      0
 75 Cambridge Pkwy.          former Executive Vice President of                   Committee Chair for
 Cambridge, MA 02142         TIAA/CREF, Chair of MGH Institute of                 NSTAR, Director of
 Age: 65                     Health Professions Board, Chair of                   Neiman Marcus Group
                             Greenwall Foundation Board, Trustee
                             of Century Foundation Board.
 David R. Wilmerding, Jr.    Chairman, Wilmerding & Associates,       45(4)                                $117,300
 Rosemont Business Campus    Inc. (investment advisers) since
 Building One, Suite 100     1989; Director, Beaver Management
 919 Conestoga Road          Corporation (land management
 Rosemont, PA 19010          corporation); Managing General
 Age: 69                     Partner, Chestnut Street Exchange
                             Fund; Director Emeritus, The Mutual
                             Fire, Marine and Inland Insurance
                             Company.

                               131

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONCLUDED)

                                                    TERM OF                                                         TOTAL FUND
                                                   OFFICE(2)                                                       COMPENSATION
                                   POSITION(S)     AND LENGTH                                                        FOR THE
         NAME, ADDRESS,             HELD WITH       OF TIME                  PRINCIPAL OCCUPATION(S)               YEAR ENDING
              AGE                     FUND           SERVED                  DURING PAST FIVE YEARS                  9/30/04
                                                  OFFICERS WHO ARE NOT TRUSTEES
     Paul Audet                 Treasurer        Since 2002    Managing Director and Chief Financial Officer of        N/A
     BlackRock, Inc.                                           BlackRock, Inc. since 1998; Treasurer of
     40 E. 52nd Street                                         BlackRock Liquidity Funds since 2001; Senior
     New York, NY 10022                                        Vice President of PNC Bank Corp. from 1991 to
     Age: 51                                                   1998.
     Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. since May            N/A
     BlackRock, Inc.                             (previously   2000; First Vice President and Operating
     40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
     New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
     Age: 42                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                                 since         First Vice President, Emerging Markets Fixed
                                                 2000)         Income Research (1994-1995), Merrill Lynch &
                                                               Co.
     Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                 N/A
     BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
     40 E. 52nd Street          Officer and                    Inc. since 2004; Managing Director (since
     New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
     Age: 45                    Laundering                     Inc.; Compliance Officer at Moore Capital
                                Compliance                     Management from 1995 to 1998.
                                Office
     Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund              N/A
     PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC since
     301 Bellevue Parkway                                      2003. Vice President and Director of Mutual
     Wilmington, DE 19809                                      Fund Accounting and Administration, PFPC Inc.
     Age: 40                                                   since November 1997; Assistant Vice President,
                                                               PFPC Inc. from March 1997 to November 1997;
                                                               Senior Accounting Officer, PFPC Inc. from
                                                               March 1993 to March 1997.
     Brian P. Kindelan          Secretary        Since 1997    Director and Senior Counsel (since January              N/A
     BlackRock Advisors, Inc.                                  2001), and Vice President and Senior Counsel
     100 Bellevue Parkway                                      (1998-2000), BlackRock Advisors, Inc.; Senior
     Wilmington, DE 19809                                      Counsel, PNC Bank Corp. from May 1995 to
     Age: 45                                                   April 1998.
     Vincent Tritto             Assistant        Since 2003    Director and Assistant Secretary of BlackRock,          N/A
     BlackRock, Inc.            Secretary                      Inc. since 2002. Formerly, Executive Director
     40 E. 52nd Street                                         (2000-2002) and Vice President (1998-2000),
     New York, NY 10022                                        Morgan Stanley & Co. Incorporated and
     Age: 43                                                   Morgan Stanley Asset Management Inc. and
                                                               officer of various Morgan Stanley-sponsored
                                                               investment vehicles; Counsel (1998) and
                                                               Associate (1988-1997), Rogers & Wells LLP,
                                                               New York, NY.

(1) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
    Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
    Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
    Declaration of Trust.
(3) On September 10, 2004, the Board of Trustees accepted the resignation of
    Dr. Judith Rodin from the Board and appointed Matina Horner as a Trustee.
(4) Includes 44 Portfolios of the Fund and one Portfolio of Chestnut Street
    Exchange Fund, which is managed by BlackRock Financial Management, Inc.
    and BlackRock Institutional Management Corporation.

132

                                BLACKROCK FUNDS
                             ADDITIONAL INFORMATION

(A)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an
   internal audit supporting service provider by The PNC Financial Services
   Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

   The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
   LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on
   November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)  On May 12, 2004, the Board of Trustees of the Fund voted to close the
   Investor B and Investor C share classes of the Index Equity Portfolio to all new purchases and exchanges effective May 31, 2004.  In addition, the
   Board of Trustees voted to close the European Equity and Asia Pacific
   Equity Portfolios to new purchases and exchanges effective May 31, 2004 and to terminate and wind up the affairs of the Portfolios on or about June 30,
   2004.

                                                                             133

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

TABLE OF CONTENTS THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	September 30, 2004
	(Unaudited)
	Shares	Value†

COMMON STOCKS — (89.1%)
3M Co.	244,500	$19,552,665
Abbott Laboratories	487,600	20,654,736
Ace, Ltd.	88,700	3,553,322	#
ADC Telecommunications, Inc.	252,600	457,206	*
Adobe Systems, Inc.	74,900	3,705,303	#
Advanced Micro Devices, Inc.	110,900	1,441,700	#*
AES Corp.	201,900	2,016,981	*
Aetna, Inc.	48,000	4,796,640
Affiliated Computer Services, Inc. Class A	40,000	2,226,800	#*
AFLAC, Inc.	158,400	6,210,864
Agilent Technologies, Inc.	151,700	3,272,169	*
Air Products & Chemicals, Inc.	71,000	3,860,980
Alberto-Culver Co. Class B	28,300	1,230,484
Albertson’s, Inc.	114,900	2,749,557	#
Alcoa, Inc.	271,700	9,126,403	#
Allegheny Energy, Inc.	39,700	633,612	# *
Allegheny Technologies, Inc.	29,800	543,850
Allergan, Inc.	41,100	2,981,805
Allied Waste Industries, Inc.	99,400	879,690	# *
Allstate Corp.	216,400	10,385,036	#
Alltel Corp.	96,300	5,287,833
Altera Corp.	116,100	2,272,077	#*
Altria Group, Inc.	640,800	30,143,232	#
Ambac Financial Group, Inc.	33,900	2,710,305	#
Amerada Hess Corp.	28,500	2,536,500
Ameren Corp.	60,700	2,801,305
American Electric Power Co., Inc.	123,600	3,950,256
American Express Co.	396,000	20,378,160
American International Group, Inc.	813,800	55,330,262
American Power Conversion Corp.	62,600	1,088,614	#
American Standard Companies, Inc.	66,800	2,599,188	*
AmerisourceBergen Corp.	35,100	1,885,221
Amgen, Inc.	395,400	22,411,272	#*
AmSouth Bancorporation	110,500	2,696,200
Anadarko Petroleum Corp.	78,200	5,189,352
Analog Devices, Inc.	118,200	4,583,796
Andrew Corp.	50,200	614,448	#*
Anheuser-Busch Companies, Inc.	250,200	12,497,490
Anthem, Inc.	43,600	3,804,100	#*
AON Corp.	98,600	2,833,764
Apache Corp.	101,800	5,101,198
Apartment Investment & Management Co. Class A	29,600	1,029,488	#
Apollo Group, Inc. (Class A)	60,200	4,416,874	#*
Apple Computer, Inc.	121,200	4,696,500	*
Applera Corporation — Applied Biosystems Group	63,000	1,188,810
Applied Materials, Inc.	530,400	8,746,296	#*
Applied Micro Circuits Corp.	97,800	306,114	*
Archer-Daniels Midland Co.	203,300	3,452,034
Ashland, Inc.	22,200	1,244,976
AT&T Corp.	248,200	3,554,224
AT&T Wireless Services, Inc.	852,500	12,599,950	*
Autodesk, Inc.	35,500	1,726,365
Automatic Data Processing, Inc.	182,500	7,540,900
AutoNation, Inc.	83,300	1,422,764	*
Autozone, Inc.	26,000	2,008,500	#*
Avaya, Inc.	141,400	1,971,116	*
Avery Dennison Corp.	34,500	2,269,410
Avon Products, Inc.	147,700	6,451,536
B B & T Corp.	173,200	6,874,308
Baker Hughes, Inc.	104,200	4,555,624

	September 30, 2004
	(Unaudited)
	Shares	Value†

Ball Corp.	35,100	$1,313,793
Bank of America Corp.	1,270,500	55,050,765
Bank of New York Co., Inc.	243,000	7,088,310
Bard (C.R.), Inc.	32,700	1,851,801
Bausch & Lomb, Inc.	16,600	1,103,070
Baxter International, Inc.	192,000	6,174,720
Bear Stearns Companies, Inc.	32,200	3,096,674	#
Becton Dickinson & Co.	78,300	4,048,110
Bed, Bath and Beyond, Inc.	93,900	3,484,629	*
Bellsouth Corp.	571,800	15,507,216
Bemis Co., Inc.	33,400	887,772
Best Buy Co., Inc.	101,500	5,505,360	#
Big Lots, Inc.	36,000	440,280	#*
Biogen Idec, Inc.	105,700	6,465,669	#*
Biomet, Inc.	79,300	3,717,584	#
BJ Services, Co.	50,400	2,641,464	*
Black & Decker Corp.	25,000	1,936,000	#
Block (H.&R.), Inc.	51,500	2,545,130	#
BMC Software, Inc.	69,700	1,101,957	*
Boeing Co.	262,200	13,534,764
Boise Cascade Corp.	27,500	915,200
Boston Scientific Corp.	263,000	10,448,990	#*
Bristol Myers Squibb Co.	607,600	14,381,892
Broadcom Corp.	100,600	2,745,374	#*
Brown-Forman Corp. Class B	37,900	1,735,820
Brunswick Corp.	29,900	1,368,224
Burlington Northern Santa Fe Corp.	116,300	4,455,453
Burlington Resources, Inc.	123,300	5,030,640
Calpine Corp.	138,600	401,940	#*
Campbell Soup Co.	128,200	3,370,378
Capital One Financial Corp.	75,400	5,572,060	#
Cardinal Health, Inc.	134,400	5,882,688
Caremark Rx, Inc.	145,500	4,666,185	*
Carnival Corp.	197,700	9,349,233	#
Caterpillar, Inc.	107,000	8,608,150	#
Cendant Corp.	329,700	7,121,520
CenterPoint Energy, Inc.	96,100	995,596
Centex Corp.	38,600	1,947,756
CenturyTel, Inc.	42,200	1,444,928	#
ChevronTexaco Corp.	665,300	35,686,692	#
Chiron Corp.	58,600	2,590,120	*
Chubb Corp.	59,700	4,195,716
CIENA Corp.	177,800	352,044	#*
CIGNA Corp.	43,000	2,994,090
Cincinnati Financial Corp.	52,600	2,168,172
Cinergy Corp.	56,400	2,233,440	#
Cintas Corp.	53,500	2,249,140	#
Circuit City Stores, Inc.	62,100	952,614
Cisco Systems, Inc.	2,111,900	38,225,390	*
Citigroup, Inc.	1,618,000	71,386,160
Citizens Communications Co.	103,600	1,387,204
Citrix Systems, Inc.	52,800	925,056	#*
Clear Channel Communications, Inc.	184,300	5,744,631
Clorox Co.	66,500	3,544,450
CMS Energy Corp.	50,400	479,808	#*
Coach, Inc.	58,800	2,494,296	*
Coca-Cola Co.	757,800	30,349,890
Coca-Cola Enterprises, Inc.	146,500	2,768,850
Colgate-Palmolive Co.	165,900	7,495,362
Comcast Corp. Class A	698,000	19,711,520	#*
Comerica, Inc.	53,500	3,175,225
Computer Associates International, Inc.	182,800	4,807,640	#
Computer Sciences Corp.	58,900	2,774,190	*

See accompanying notes to financial statements.

137

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2004
	(Unaudited)
	Shares	Value†

Compuware Corp.	120,600	$621,090	*
Comverse Technology, Inc.	61,100	1,150,513	#*
Conagra, Inc.	165,000	4,242,150	#
ConocoPhillips	215,100	17,821,035
Consolidated Edison, Inc.	75,400	3,169,816
Constellation Energy Group	54,800	2,183,232
Convergys Corp.	44,500	597,635	*
Cooper Industries, Ltd.	29,600	1,746,400
Cooper Tire & Rubber Co.	23,400	471,978	#
Coors (Adolph) Co. Class B	11,700	794,664
Corning, Inc.	435,300	4,823,124	*
Costco Wholesale Corp.	144,000	5,984,640	#
Countrywide Financial Corp.	175,900	6,928,701
Crane Co.	18,400	532,128
CSX Corp.	67,100	2,227,720
Cummins, Inc.	13,800	1,019,682
CVS Corp.	124,700	5,253,611	#
Dana Corp.	46,600	824,354
Danaher Corp.	96,300	4,938,264	#
Darden Restaurants, Inc.	49,300	1,149,676
Deere & Co.	77,500	5,002,625	#
Dell, Inc.	779,800	27,760,880	#*
Delphi Automotive Systems Corp.	175,300	1,628,537	#
Delta Air Lines, Inc.	39,200	128,968	#*
Deluxe Corp.	15,600	639,912	#
Devon Energy Corp.	75,500	5,361,255
Dillards, Inc. Class A	26,100	515,214
Disney (Walt) Co.	641,700	14,470,335	#
Dollar General Corp.	102,600	2,067,390
Dominion Resources, Inc.	103,100	6,727,275
Donnelley (R.R.) & Sons Co.	68,400	2,142,288	#
Dover Corp.	63,500	2,468,245	#
Dow Chemical Co.	293,400	13,255,812	#
Dow Jones & Co., Inc.	25,600	1,039,616
DTE Energy Co.	54,300	2,290,917
Duke Energy Corp.	292,900	6,704,481	#
DuPont (E.I.) de Nemours & Co., Inc.	311,700	13,340,760
Dynegy, Inc.	118,500	591,315	#*
E Trade Group, Inc.	116,600	1,331,572	*
Eastman Chemical Co.	24,300	1,155,465	#
Eastman Kodak Co.	89,500	2,883,690
Eaton Corp.	47,300	2,999,293
eBay, Inc.	206,500	18,985,610	#*
Ecolab, Inc.	80,400	2,527,776
Edison International	101,800	2,698,718
El Paso Corp.	200,200	1,839,838	#
Electronic Arts, Inc.	94,800	4,359,852	#*
Electronic Data Systems Corp.	160,000	3,102,400	#
EMC Corp.	751,100	8,667,694	*
Emerson Electric Co.	131,200	8,119,968
Engelhard Corp.	38,800	1,099,980
Entergy Corp.	70,900	4,297,249	#
EOG Resources, Inc.	36,800	2,423,280	#
Equifax, Inc.	42,500	1,120,300	#
Equity Office Properties Trust	125,800	3,428,050	#
Equity Residential Corp.	87,700	2,718,700
Exelon Corp.	206,200	7,565,478
Express Scripts, Inc. Class A	24,200	1,581,228	#*
Exxon Mobil Corp.	2,031,900	98,201,727	#
Family Dollar Stores, Inc.	52,600	1,425,460
Federal Home Loan Mortgage Corporation	214,600	14,000,504
Federal National Mortgage Association	302,300	19,165,820	#
Federated Department Stores, Inc.	56,200	2,553,166

	September 30, 2004
	(Unaudited)
	Shares	Value†

Federated Investors, Inc.	33,900	$964,116
FedEx Corp.	93,800	8,037,722	#
Fifth Third Bancorp	178,000	8,761,160	#
First Data Corp.	267,800	11,649,300	#
First Horizon National Corp.	38,600	1,673,696	#
FirstEnergy Corp.	103,000	4,231,240	#
Fiserv, Inc.	61,000	2,126,460	*
Fisher Scientific International, Inc.	35,900	2,094,047	#*
Fluor Corp.	26,100	1,161,972	#
Ford Motor Co.	571,500	8,029,575	#
Forest Laboratories, Inc.	115,700	5,204,186	*
Fortune Brands, Inc.	45,000	3,334,050	#
FPL Group, Inc.	57,900	3,955,728	#
Franklin Resources, Inc.	77,900	4,343,704
Freeport McMoran Copper & Gold, Inc. Class B	55,300	2,239,650
Gannett Co., Inc.	83,100	6,960,456	#
Gap, Inc.	282,300	5,279,010	#
Gateway, Inc.	116,400	576,180	*
General Dynamics Corp.	62,400	6,371,040
General Electric Co.	3,297,700	110,736,766
General Mills, Inc.	118,700	5,329,630	#
General Motors Corp.	176,400	7,493,472	#
Genuine Parts Co.	54,700	2,099,386
Genzyme Corp.	71,200	3,873,992	#*
Georgia-Pacific Corp.	80,600	2,897,570
Gilead Sciences, Inc.	134,500	5,027,610	*
Gillette Co.	312,900	13,060,446
Golden West Financial Corp.	47,700	5,292,315
Goodrich (B.F.) Co.	37,100	1,163,456
Goodyear Tire & Rubber Co.	54,800	588,552	#*
Grainger (W.W.), Inc.	28,400	1,637,260
Great Lakes Chemical Corp.	15,900	407,040	#
Guidant Corp.	98,300	6,491,732
Halliburton Co.	137,900	4,645,851
Harley-Davidson, Inc.	92,200	5,480,368	#
Harrahs Entertainment, Inc.	35,000	1,854,300
Hartford Financial Services Group, Inc.	91,600	5,672,788	#
Hasbro, Inc.	55,200	1,037,760
HCA, Inc.	150,800	5,753,020
Health Management Associates, Inc.	76,000	1,552,680
Heinz (H.J.) Co.	109,100	3,929,782
Hercules, Inc.	34,900	497,325	#*
Hershey Foods Corp.	76,900	3,591,999	#
Hewlett-Packard Co.	943,200	17,685,000	#
Hilton Hotels Corp.	120,200	2,264,568	#
Home Depot, Inc.	685,700	26,879,440	#
Honeywell International, Inc.	268,500	9,628,410
Hospira, Inc.	48,700	1,490,220	*
Humana, Inc.	49,800	995,004	*
Huntington Bancshares, Inc.	71,700	1,786,047	#
Illinois Tool Works, Inc.	94,400	8,795,248	#
IMS Health, Inc.	73,000	1,746,160
Ingersoll-Rand Co., Ltd. Class A	54,100	3,677,177
Intel Corp.	2,003,600	40,192,216	#
International Business Machines Corp.	523,200	44,859,168	#
International Flavors & Fragrances, Inc.	29,400	1,123,080
International Game Technology	107,600	3,868,220
International Paper Co.	151,900	6,138,279
Interpublic Group of Companies, Inc.	131,800	1,395,762	#*
Intuit, Inc.	59,800	2,714,920	*
ITT Industries, Inc.	28,800	2,303,712	#
Jabil Circuit, Inc.	62,800	1,444,400	*

See accompanying notes to financial statements.

138

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2004
	(Unaudited)
	Shares	Value†

Janus Capital Group, Inc.	74,800	$1,018,028	#
JDS Uniphase Corp.	449,800	1,515,826	#*
Jefferson-Pilot Corp.	42,600	2,115,516
Johnson & Johnson	927,000	52,217,910
Johnson Controls, Inc.	59,400	3,374,514
Jones Apparel Group, Inc.	39,000	1,396,200
JP Morgan Chase & Co.	1,112,500	44,199,625	#
KB Home Corp.	14,500	1,225,105	#
Kellogg Co.	129,100	5,507,406
Kerr-McGee Corp.	47,200	2,702,200
KeyCorp	127,100	4,016,360	#
KeySpan Corp.	50,000	1,960,000	#
Kimberly Clark Corp.	154,500	9,979,155
Kinder Morgan, Inc.	38,600	2,424,852
King Pharmaceuticals, Inc.	75,400	900,276	#*
KLA-Tencor Corp.	61,300	2,542,724	*
Knight Ridder, Inc.	24,200	1,583,890
Kohls Corp.	106,700	5,141,873	#*
Kroger Co.	230,800	3,582,016	#*
Leggett and Platt, Inc.	59,900	1,683,190
Lehman Brothers Holdings, Inc.	84,700	6,752,284
Lexmark International Group, Inc.	40,500	3,402,405	*
Lilly (Eli) & Co.	353,100	21,203,655
Limited Brands, Inc.	147,600	3,290,004	#
Lincoln National Corp.	55,000	2,585,000	#
Linear Technology Corp.	96,000	3,479,040	#
Liz Claiborne, Inc.	33,600	1,267,392
Lockheed Martin Corp.	139,000	7,753,420	#
Loews Corp.	57,900	3,387,150
Louisiana-Pacific Corp.	34,100	884,895	#
Lowe’s Companies, Inc.	243,500	13,234,225	#
LSI Logic Corp.	120,200	518,062	*
Lucent Technologies, Inc.	1,346,000	4,266,820	#*
M & T Bank Corp.	36,600	3,502,620
Manor Care, Inc.	27,300	817,908
Marathon Oil Corp.	108,100	4,462,368
Marriott International, Inc. Class A	71,500	3,715,140	#
Marsh & McLennan Co., Inc.	162,600	7,440,576
Marshall & Isley Corp.	69,600	2,804,880
Masco Corp.	135,300	4,671,909
Mattel, Inc.	129,300	2,344,209	#
Maxim Integrated Products, Inc.	101,400	4,288,206	#
May Department Stores Co.	91,000	2,332,330
Maytag Corp.	24,700	453,739
MBIA, Inc.	44,700	2,601,987
MBNA Corp.	399,100	10,057,320
McCormick & Co., Inc.	42,800	1,469,752
McDonalds Corp.	392,400	10,998,972	#
McGraw-Hill Companies, Inc.	59,300	4,725,617
McKesson Corp.	91,700	2,352,105
MeadWestavco Corp.	63,000	2,009,700
Medco Health Solutions, Inc.	85,000	2,626,500	*
Medimmune, Inc.	77,800	1,843,860	#*
Medtronic, Inc.	377,700	19,602,630
Mellon Financial Corp.	132,400	3,666,156
Merck & Co., Inc.	693,000	22,869,000
Mercury Interactive Corp.	29,100	1,015,008	#*
Meredith Corp.	15,700	806,666
Merrill Lynch & Co., Inc.	293,400	14,587,848	#
MetLife, Inc.	234,300	9,055,695
MGIC Investment Corp.	30,800	2,049,740
Micron Technology, Inc.	191,000	2,297,730	#*
Microsoft Corp.	3,395,900	93,896,635

	September 30, 2004
	(Unaudited)
	Shares	Value†

Millipore Corp.	15,500	$741,675	*
Molex, Inc.	59,200	1,765,344	#
Monsanto Co.	83,400	3,037,428
Monster Worldwide, Inc.	37,000	911,680	*
Moody’s Corp.	46,200	3,384,150
Morgan Stanley Dean Witter & Co.	343,100	16,914,830
Motorola, Inc.	737,900	13,311,716	#
Mylan Laboratories, Inc.	83,900	1,510,200	#
Nabors Industries, Ltd.	46,500	2,201,775	*
National City Corp.	207,000	7,994,340
National Semiconductor Corp.	111,800	1,731,782	*
Navistar International Corp.	21,800	810,742	*
NCR Corp.	29,400	1,457,946	*
Network Appliance Corp.	111,700	2,569,100	#*
New York Times Class A	45,900	1,794,690
Newell Rubbermaid, Inc.	85,900	1,721,436
Newmont Mining Corp.	138,500	6,305,905	#
Nextel Communications Corp. Class A	347,800	8,291,552	*
Nicor, Inc.	13,800	506,460
Nike, Inc. Class B	82,300	6,485,240	#
NiSource, Inc.	82,300	1,729,123
Noble Corp.	41,800	1,878,910	*
Nordstrom, Inc.	43,900	1,678,736	#
Norfolk Southern Corp.	123,000	3,658,020
North Fork Bancorporation, Inc.	53,900	2,395,855	#
Northern Trust Corp.	68,700	2,802,960
Northrop Grumman Corp.	112,000	5,972,960
Novell, Inc.	120,800	762,248	*
Novellus Systems, Inc.	44,600	1,185,914	*
Nucor Corp.	24,800	2,265,976
Nvidia Corp.	52,000	755,040	*
Occidental Petroleum Corp.	122,300	6,840,239	#
Office Depot, Inc.	97,800	1,469,934	#*
Omnicom Group, Inc.	58,500	4,274,010	#
Oracle Systems Corp.	1,615,000	18,217,200	*
Paccar, Inc.	54,200	3,746,304
Pactiv Corp.	46,900	1,090,425	*
Pall Corp.	39,100	957,168	#
Parametric Technology Corp.	84,100	444,048	*
Parker-Hannifin Corp.	37,300	2,195,478
Paychex, Inc.	118,100	3,560,715
Penney (J.C.) Co., Inc.	90,000	3,175,200
Peoples Energy Corp.	11,800	491,824
Peoplesoft, Inc.	114,600	2,274,810	*
Pepsi Bottling Group, Inc.	79,400	2,155,710
Pepsico, Inc.	529,100	25,740,715
PerkinElmer, Inc.	40,000	688,800
Pfizer, Inc.	2,358,400	72,167,040
PG&E Corp. (Holding Co.)	125,200	3,806,080	*
Phelps Dodge Corp.	29,400	2,705,682	#
Pinnacle West Capital Corp.	28,500	1,182,750
Pitney Bowes, Inc.	72,200	3,184,020	#
Plum Creek Timber Co., Inc.	57,300	2,007,219
PMC Sierra, Inc.	55,300	487,193	#*
PNC Financial Services Group	88,200	4,771,620
Power-One, Inc.	26,200	169,776	*
PPG Industries, Inc.	53,600	3,284,608
PPL Corp.	59,000	2,783,620
Praxair, Inc.	101,500	4,338,110	#
Principal Financial Group, Inc.	97,900	3,521,463
Procter & Gamble Co.	794,000	42,971,280
Progress Energy, Inc.	77,100	3,264,414
Progressive Corp.	67,800	5,746,050

See accompanying notes to financial statements.

139

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2004
	(Unaudited)
	Shares	Value†

ProLogis	56,800	$2,001,632	#
Providian Financial Corp.	91,400	1,420,356	*
Prudential Financial, Inc.	162,100	7,625,184	#
Public Service Enterprise Group, Inc.	74,100	3,156,660	#
Pulte Homes, Inc.	39,600	2,430,252
Q Logic Corp.	28,800	852,768	#*
Qualcomm, Inc.	508,400	19,847,936	#
Quest Diagnostics, Inc.	31,800	2,805,396	#
Qwest Communications International, Inc.	566,900	1,887,777	*
Radioshack Corp.	49,900	1,429,136
Raytheon Co.	140,900	5,351,382
Reebok International, Ltd.	18,500	679,320	#
Regions Financial Corp.	144,300	4,770,558	#
Reynolds American, Inc.	46,200	3,143,448	#
Robert Half International, Inc.	53,800	1,386,426
Rockwell Collins, Inc.	55,300	2,053,842
Rockwell International Corp.	57,600	2,229,120
Rohm & Haas Co.	70,100	3,012,197
Rowan Companies, Inc.	33,400	881,760	*
Ryder System, Inc.	20,100	945,504	#
Sabre Holdings Corp.	42,900	1,052,337
Safeco Corp.	43,500	1,985,775
Safeway, Inc.	139,600	2,695,676	*
Saint Jude Medical, Inc.	55,300	4,162,431	*
Saint Paul Companies, Inc.	208,900	6,906,234	#
Sanmina Corp.	162,800	1,147,740	*
Sara Lee Corp.	247,800	5,664,708
SBC Communications, Inc.	1,035,000	26,858,250
Schering-Plough Corp.	459,900	8,765,694	#
Schlumberger, Ltd.	184,400	12,411,964	#
Schwab (Charles) Corp.	426,800	3,922,292	#
Scientific-Atlanta, Inc.	47,800	1,238,976
Sealed Air Corp.	26,200	1,214,370	#*
Sears, Roebuck & Co.	66,200	2,638,070	#
Sempra Energy	72,400	2,620,156	#
Sherwin-Williams Co.	44,500	1,956,220	#
Siebel Systems, Inc.	157,900	1,190,566	*
Sigma-Aldrich Corp.	21,600	1,252,800	#
Simon Property Group, Inc.	65,000	3,485,950	#
SLM Corp.	136,200	6,074,520
Snap-On, Inc.	18,100	498,836
Solectron Corp.	300,400	1,486,980	*
Southern Co.	230,600	6,913,388
SouthTrust Corp.	104,000	4,332,640
Southwest Airlines Co.	246,800	3,361,416	#
Sovereign Bancorp, Inc.	107,200	2,339,104
Sprint Corp.	453,700	9,132,981
Stanley Works	25,600	1,088,768	#
Staples, Inc.	155,400	4,634,028	#
Starbucks Corp.	124,100	5,641,586	*
Starwood Hotels and Resorts Worldwide, Inc.	65,000	3,017,300
State Street Corp.	105,000	4,484,550
Stryker Corp.	125,300	6,024,424
Sun Microsystems, Inc.	1,038,900	4,197,156	#*
Sungard Data Systems, Inc.	90,100	2,141,677	*
Sunoco, Inc.	23,500	1,738,530
Suntrust Banks, Inc.	88,300	6,217,203	#
Supervalu, Inc.	42,500	1,170,875
Symantec Corp.	98,400	5,400,192	#*
Symbol Technologies, Inc.	74,800	945,472
Synovus Financial Corp.	96,600	2,526,090

	September 30, 2004
	(Unaudited)
	Shares	Value†

Sysco Corp.	199,700	$5,975,024	#
T. Rowe Price Group, Inc.	39,700	2,022,318
Target Corp.	282,100	12,765,025	#
Teco Energy, Inc.	62,100	840,213	#
Tektronix, Inc.	26,300	874,475
Tellabs, Inc.	130,000	1,194,700	*
Temple-Inland, Inc.	17,400	1,168,410
Tenet Healthcare Corp.	145,600	1,571,024	#*
Teradyne, Inc.	60,600	812,040	*
Texas Instruments, Inc.	540,700	11,506,096	#
Textron, Inc.	43,300	2,782,891
The Goldman Sachs Group, Inc.	151,800	14,153,832	#
Thermo-Electron Corp.	51,000	1,378,020	*
Tiffany & Co.	45,600	1,401,744	#
Time Warner, Inc.	1,428,100	23,049,534	*
TJX Companies, Inc.	152,700	3,365,508
Torchmark Corp.	34,300	1,824,074
Toys R Us, Inc.	66,800	1,185,032	#*
Transocean, Inc.	100,200	3,585,156	#*
Tribune Co.	99,400	4,090,310
TXU Corp.	92,700	4,442,184
Tyco International, Ltd.	627,400	19,236,084	#
U.S. Bancorp	587,000	16,964,300
Union Pacific Corp.	81,000	4,746,600	#
Unisys Corp.	104,600	1,079,472	*
United Parcel Service, Inc.	351,200	26,663,104
United States Steel Corp.	35,400	1,331,748
United Technologies Corp.	159,800	14,922,124	#
Unitedhealth Group, Inc.	207,600	15,308,424
Univision Communications, Inc. Class A	100,700	3,183,127	#*
Unocal Corp.	82,700	3,556,100
UnumProvident Corp.	92,600	1,452,894	#
UST, Inc.	51,600	2,077,416	#
Valero Energy Corp.	39,900	3,200,379
Veritas Software Co.	135,200	2,406,560	*
Verizon Communications, Inc.	864,700	34,051,886
VF Corp.	34,400	1,701,080	#
Viacom, Inc. Class B	541,900	18,186,164	#
Visteon Corp.	40,500	323,595	#
Vulcan Materials Co.	31,900	1,625,305	#
Wachovia Corp.	409,000	19,202,550	#
Walgreen Co.	320,000	11,465,600
Wal-Mart Stores, Inc.	1,325,100	70,495,320
Washington Mutual, Inc.	272,500	10,649,300
Waste Management, Inc.	181,100	4,951,274	#
Waters Corp.	36,900	1,627,290	*
Watson Pharmaceuticals, Inc.	34,200	1,007,532	*
Wellpoint Health Networks, Inc.	49,100	5,159,919	*
Wells Fargo & Co.	527,400	31,448,862
Wendy’s International, Inc.	35,500	1,192,800
Weyerhaeuser Co.	74,800	4,972,704	#
Whirlpool Corp.	20,700	1,243,863
Williams Companies, Inc.	163,200	1,974,720
Winn-Dixie Stores, Inc.	44,400	137,196	#
Worthington Industries, Inc.	27,300	582,855
Wrigley (Wm.) Jr. Co.	70,200	4,444,362
Wyeth	416,600	15,580,840
XCEL Energy, Inc.	124,900	2,163,268	#
Xerox Corp.	262,100	3,690,368	#*
Xilinx, Inc.	108,400	2,926,800	#
XL Capital, Ltd.	43,200	3,196,368	#
Yahoo!, Inc.	425,000	14,411,750	#*
Yum! Brands, Inc.	90,800	3,691,928	#

See accompanying notes to financial statements.

140

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	September 30, 2004
	(Unaudited)
	Shares	Value†
Zimmer Holdings, Inc.	76,500	$6,046,560	*
Zions Bancorp.	28,000	1,709,120	#

TOTAL COMMON STOCKS
(Cost $2,598,294,655)		3,247,794,201

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (10.9%)
Repurchase Agreement, Merrill Lynch Triparty Repo 1.70%, 10/01/04 (Collateralized by $333,957,000 U.S. Treasury Obligations, rates ranging from 2.75% to 4.75%, maturities ranging from 07/31/06 to 08/15/14, valued at $346,458,435) to be repurchased at $339,678,330 (Cost $339,662,290)Δ	$339,662	339,662,290
Repurchase Agreement, PNC Capital Markets, Inc. 1.75%, 10/01/04 (Collateralized by $56,890,000 FHLMC Notes 2.00%, 02/23/06, valued at $56,472,214) to be repurchased at $55,700,708 (Cost $55,698,000)	55,698	55,698,000

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $395,360,290)		395,360,290

TOTAL INVESTMENTS — (100.0%)
(Cost $2,993,654,945)††		$3,643,154,491

†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
Δ	Security purchased with cash proceeds from securities on loan.
††	The cost for federal income tax purposes is $3,155,697,455.

See accompanying notes to financial statements.

141

STATEMENT OF ASSETS AND LIABILITIES THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

September 30, 2004
(Unaudited)
Assets:
Investments at Value (including $329,470 of securities on loan)	$3,643,154
Cash	3,264
Receivables:
Dividends and Interest	3,733
Securities Lending Income	33
Prepaid Expenses and Other Assets	9

Total Assets	3,650,193

Liabilities:
Payables:
Collateral on Securities Loaned	339,662
Due to Advisor	69
Futures Margin Variation	13
Accrued Expenses and Other Liabilities	253

Total Liabilities	339,997

Net Assets	$3,310,196

Investments at Cost	$2,993,655

See accompanying notes to financial statements.

142

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	November 30, 2003
	Shares	Value†

COMMON STOCKS — (83.7%)
3M Co.	234,000	$18,459,360
Abbott Laboratories	467,100	20,645,820
Ace, Ltd.	83,200	3,032,640
ADC Telecommunications, Inc.	240,300	591,138	*#
Adobe Systems, Inc.	69,700	2,880,004	#
Advanced Micro Devices, Inc.	103,700	1,864,526	*#
AES Corp.	185,200	1,642,724	*
Aetna, Inc.	45,900	2,955,042
AFLAC, Inc.	153,700	5,528,589
Agilent Technologies, Inc.	140,900	3,984,652	*
Air Products & Chemicals, Inc.	67,900	3,255,126
Alberto-Culver Co. Class B	17,600	1,074,832
Albertson’s, Inc.	109,700	2,334,416	#
Alcoa, Inc.	253,000	8,300,930
Allegheny Energy, Inc.	37,600	404,200	*
Allegheny Technologies, Inc.	24,200	198,440
Allergan, Inc.	39,000	2,914,470
Allied Waste Industries, Inc.	62,600	779,370	*
Allstate Corp.	210,400	8,495,952	#
Alltel Corp.	93,200	4,232,212	#
Altera Corp.	114,300	2,895,219	*
Altria Group, Inc.	606,700	31,548,400	#
Ambac Financial Group, Inc.	32,000	2,200,000
Amerada Hess Corp.	27,000	1,278,990	#
Ameren Corp.	48,400	2,135,892	#
American Electric Power Co., Inc.	118,000	3,267,420	#
American Express Co.	384,800	17,589,208	#
American Greetings Corp. Class A	19,800	418,176	*#
American International Group, Inc.	780,000	45,201,000
American Power Conversion Corp.	59,000	1,289,740
American Standard Companies, Inc.	21,600	2,153,520	*
AmerisourceBergen Corp.	33,500	2,120,215	#
Amgen, Inc.	385,900	22,193,109	*
AmSouth Bancorporation	104,800	2,514,152
Anadarko Petroleum Corp.	74,500	3,347,285
Analog Devices, Inc.	109,200	5,432,700
Andrew Corp.	45,800	539,066	*#
Anheuser-Busch Companies, Inc.	247,200	12,809,904
Anthem, Inc.	41,300	2,978,556	*
AON Corp.	93,500	2,051,390	#
Apache Corp.	48,400	3,475,120
Apartment Investment & Management Co. Class A	28,100	956,805
Apollo Group, Inc. (Class A)	52,500	3,624,075	*
Apple Computer, Inc.	108,400	2,267,728	*
Applera Corporation - Applied Biosystems Group	62,500	1,341,875
Applied Materials, Inc.	495,500	12,040,650	*
Applied Micro Circuits Corp.	91,100	588,506	*
Archer-Daniels Midland Co.	192,800	2,755,112
Ashland, Inc.	20,400	810,696
AT&T Corp.	235,500	4,669,965	#
AT&T Wireless Services, Inc.	811,100	6,083,250	*
Autodesk, Inc.	33,400	775,548
Automatic Data Processing, Inc.	178,800	6,835,524
AutoNation, Inc.	82,300	1,446,834	*
Autozone, Inc.	26,700	2,554,122	*
Avaya, Inc.	124,600	1,694,560	*
Avery Dennison Corp.	33,100	1,823,148	#
Avon Products, Inc.	70,600	4,836,100
B B & T Corp.	161,400	6,352,704
Baker Hughes, Inc.	100,100	2,888,886	#
Ball Corp.	16,800	939,960

	November 30, 2003
	Shares	Value†

Bank of America Corp.	446,900	$33,709,667	#
Bank of New York Co., Inc.	230,300	7,065,604
Bank One Corp.	337,900	14,651,344
Bard (C.R.), Inc.	15,500	1,171,800
Bausch & Lomb, Inc.	15,900	798,657
Baxter International, Inc.	182,000	5,063,240
Bear Stearns Companies, Inc.	29,800	2,159,308
Becton Dickinson & Co.	76,000	3,042,280
Bed, Bath and Beyond, Inc.	88,400	3,734,016	*
Bellsouth Corp.	552,300	14,376,369
Bemis Co., Inc.	15,900	723,450
Best Buy Co., Inc.	96,400	5,976,800
Big Lots, Inc.	34,900	511,634	*
Biogen Idec, Inc.	51,405	1,962,643	*
Biomet, Inc.	76,700	2,743,559
BJ Services, Co.	47,400	1,511,586	*
Black & Decker Corp.	23,200	1,076,248	#
Block (H.&R.), Inc.	53,700	2,915,373	#
BMC Software, Inc.	68,000	1,130,840	*
Boeing Co.	251,400	9,651,246
Boise Cascade Corp.	17,500	516,425
Boston Scientific Corp.	246,000	8,828,940	*
Bristol Myers Squibb Co.	579,500	15,269,825	#
Broadcom Corp.	88,700	3,231,341	*
Brown-Forman Corp. Class B	18,000	1,651,320
Brunswick Corp.	27,100	814,355
Burlington Northern Santa Fe Corp.	111,300	3,313,401
Burlington Resources, Inc.	60,000	3,012,000	#
Calpine Corp.	114,500	488,915	*
Campbell Soup Co.	122,700	3,142,347	#
Capital One Financial Corp.	67,900	4,054,988	#
Cardinal Health, Inc.	133,400	8,156,076	#
Carnival Corp.	188,300	6,626,277	#
Caterpillar, Inc.	103,200	7,848,360	#
Cendant Corp.	303,100	6,716,696	*
CenterPoint Energy, Inc.	91,400	886,580
Centex Corp.	18,500	2,023,900	#
CenturyTel, Inc.	43,100	1,409,370
Charter One Financial, Inc.	67,500	2,242,350
ChevronTexaco Corp.	319,500	23,994,450
Chiron Corp.	55,700	2,986,634	*
Chubb Corp.	56,000	3,665,200	#
CIENA Corp.	140,800	996,864	*
CIGNA Corp.	42,000	2,253,300
Cincinnati Financial Corp.	48,000	1,945,440	#
Cinergy Corp.	53,100	1,940,805	#
Cintas Corp.	50,900	2,379,066
Circuit City Stores, Inc.	62,400	812,448
Cisco Sytems, Inc.	2,098,300	47,547,478	*
Citigroup, Inc.	1,540,000	72,441,600
Citizens Communications Co.	84,900	922,014	*#
Citrix Systems, Inc.	49,200	1,181,784	*#
Clear Channel Communications, Inc.	183,900	7,688,859	*
Clorox Co.	64,800	3,040,416	#
CMS Energy Corp.	43,100	340,059	*#
Coca-Cola Co.	734,800	34,168,200
Coca-Cola Enterprises, Inc.	135,300	2,793,945	#
Colgate-Palmolive Co.	160,800	8,442,000
Comcast Corp. Class A	672,800	21,112,464	*
Comerica, Inc.	52,400	2,732,660
Computer Associates International, Inc.	173,000	4,030,900	#
Computer Sciences Corp.	55,900	2,314,260	*
Compuware Corp.	114,400	654,368	*
Comverse Technology, Inc.	56,300	1,082,649	*#

See accompanying notes to financial statements.

143

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	November 30, 2003
	Shares	Value†

Conagra, Inc.	160,500	$3,932,250
Concord EFS, Inc.	145,500	1,671,795	*
ConocoPhilips	203,300	11,535,242	#
Consolidated Edison, Inc.	67,300	2,712,190	#
Constellation Energy Group	49,900	1,878,236
Convergys Corp.	42,700	655,018	*
Cooper Industries, Ltd.	27,600	1,480,740
Cooper Tire & Rubber Co.	22,100	442,221
Coors (Adolph) Co. Class B	10,900	600,699
Corning, Inc.	398,100	4,562,226	*#
Costco Wholesale Corp.	136,700	4,896,594	*
Countrywide Finanical Corp.	40,600	4,287,360
Crane Co.	17,700	514,893
CSX Corp.	64,000	2,168,960
Cummins, Inc.	12,400	575,980	#
CVS Corp.	118,000	4,420,280
Dana Corp.	44,400	717,948	#
Danaher Corp.	45,700	3,802,240	#
Darden Restaurants, Inc.	49,100	1,016,861	#
Deere & Co.	71,600	4,384,068	#
Dell Inc.	767,800	26,489,100	*#
Delphi Automotive Systems Corp.	167,500	1,470,650
Delta Air Lines, Inc.	37,000	463,980	#
Deluxe Corp.	15,900	655,080
Devon Energy Corp.	69,400	3,425,584
Dillards, Inc. Class A	25,000	421,250	#
Disney (Walt) Co.	601,100	14,110,299
Dollar General Corp.	99,700	2,105,664
Dominion Resources, Inc.	96,600	5,822,082	#
Donnelley (R.R.) & Sons Co.	33,900	951,234	#
Dover Corp.	60,500	2,322,595
Dow Chemical Co.	274,600	10,311,230	#
Dow Jones & Co., Inc.	24,300	1,205,280	#
DTE Energy Co.	50,300	1,896,813	#
Duke Energy Corp.	270,400	4,878,016
DuPont (E.I.) de Nemours & Co., Inc.	297,900	12,350,934
Dynegy, Inc.	112,000	448,000	*#
Eastman Chemical Co.	23,100	823,977
Eastman Kodak Co.	85,700	2,087,652	#
Eaton Corp.	22,500	2,317,275	#
eBay, Inc.	192,000	10,723,200	*
Ecolab, Inc.	77,700	2,037,294
Edison International	97,500	1,990,950	*
El Paso Corp.	179,500	1,274,450	#
Electronic Arts, Inc.	88,000	3,892,240	*
Electronic Data Systems Corp.	143,400	3,100,308	#
EMC Corp.	655,800	9,010,692	*#
Emerson Electric Co.	125,900	7,684,936
Engelhard Corp.	37,500	1,118,250
Entergy Corp.	68,100	3,599,766
EOG Resources, Inc.	34,300	1,438,542
Equifax, Inc.	42,000	992,460
Equity Office Properties Trust	119,300	3,308,189
Equity Residential Corp.	81,900	2,404,584
Exelon Corp.	97,500	6,027,450
Express Scripts, Inc. Class A	23,500	1,521,155	*#
Exxon Mobil Corp.	1,984,200	71,768,514
Family Dollar Stores, Inc.	51,400	1,983,012
Federal Home Loan Mortgage Corporation	208,100	11,324,802
Federal National Mortgage Association	291,100	20,377,000
Federated Department Stores, Inc.	55,400	2,719,586
Federated Investors, Inc.	32,500	934,375
FedEx Corp.	89,200	6,484,840

	November 30, 2003
	Shares	Value†

Fifth Third Bancorp	170,400	$9,905,352	#
First Data Corp.	221,300	8,376,205
First Tennessee National Corp.	37,700	1,681,420	#
FirstEnergy Corp.	97,400	3,374,910
Fiserv, Inc.	57,800	2,167,500	*
FleetBoston Financial Corp.	314,600	12,772,760
Fluor Corp.	24,400	894,504	#
Ford Motor Co.	547,700	7,229,640	#
Forest Laboratories, Inc.	109,100	5,961,224	*#
Fortune Brands, Inc.	43,400	2,965,088
FPL Group, Inc.	54,900	3,488,895
Franklin Resources, Inc.	75,000	3,587,250
Freeport McMoran Copper & Gold, Inc. Class B	50,300	2,189,559	#
Gannett Co., Inc.	80,700	6,988,620
Gap, Inc.	267,100	5,742,650	#
Gateway, Inc.	96,900	432,174	*
General Dynamics Corp.	59,000	4,771,330
General Electric Co.	2,995,200	85,872,384
General Mills, Inc.	111,400	5,014,114	#
General Motors Corp.	167,600	7,169,928	#
Genuine Parts Co.	52,000	1,636,960	#
Genzyme Corp.	66,400	3,103,536	*
Georgia-Pacific Corp.	75,900	2,071,311	#
Gillette Co.	304,900	10,284,277
Golden West Financial Corp.	45,500	4,590,950
Goodrich (B.F.) Co.	35,100	965,601
Goodyear Tire & Rubber Co.	52,400	353,700	*#
Grainger (W.W.), Inc.	27,300	1,262,898
Great Lakes Chemical Corp.	15,100	342,921	#
Guidant Corp.	92,100	5,228,517
Halliburton Co.	131,000	3,058,850	#
Harley-Davidson, Inc.	90,500	4,268,885	#
Harrahs Entertainment, Inc.	32,900	1,574,923	#
Hartford Financial Services Group, Inc.	84,400	4,642,000	#
Hasbro, Inc.	51,900	1,147,509	#
HCA, Inc.	149,400	6,261,354
Health Management Associates, Inc.	71,700	1,842,690	#
Heinz (H.J.) Co.	105,200	3,797,720	#
Hercules, Inc.	33,200	333,328	*
Hershey Foods Corp.	39,000	3,030,300
Hewlett-Packard Co.	912,800	19,798,632
Hilton Hotels Corp.	112,900	1,847,044	#
Home Depot, Inc.	687,100	25,257,796	#
Honeywell International, Inc.	257,100	7,633,299
Humana, Inc.	48,400	1,080,772	*
Huntington Bancshares, Inc.	68,300	1,501,917
Illinois Tool Works, Inc.	92,100	7,193,010
IMS Health, Inc.	71,500	1,646,645	#
Ingersoll-Rand Co., Ltd. Class A	51,100	3,185,574
Intel Corp.	1,946,300	65,064,809	#
International Business Machines Corp.	517,200	46,827,288	#
International Flavors & Fragrances, Inc.	28,200	915,654	#
International Game Technology	103,200	3,580,008
International Paper Co.	143,300	5,332,193	#
Interpublic Group of Companies, Inc.	117,000	1,667,250	*
Intuit, Inc.	61,400	3,087,192	*
ITT Industries, Inc.	27,600	1,819,392
Jabil Circuit, Inc.	59,500	1,636,845	*
Janus Capital Group, Inc.	71,600	995,956
JDS Uniphase Corp.	427,600	1,470,944	*#
Jefferson-Pilot Corp.	42,500	2,062,525
John Hancock Financial Services, Inc.	86,500	3,178,875
Johnson & Johnson	887,300	43,735,017	#

See accompanying notes to financial statements.

144

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	November 30, 2003
	Shares	Value†

Johnson Controls, Inc.	26,700	$2,922,048
Jones Apparel Group, Inc.	37,900	1,307,550
JP Morgan Chase & Co.	608,900	21,530,704
KB Home Corp.	14,100	971,208
Kellogg Co.	122,000	4,363,940
Kerr-McGee Corp.	30,100	1,263,899
KeyCorp.	125,900	3,498,761
KeySpan Corp.	47,500	1,673,425
Kimberly Clark Corp.	151,400	8,208,908
Kinder Morgan, Inc.	36,900	2,011,050
King Pharmaceuticals, Inc.	72,100	930,811	*
KLA-Tencor Corp.	56,900	3,334,909	*
Knight Ridder, Inc.	24,000	1,785,120
Kohls Corp.	101,500	4,904,480	*
Kroger Co.	224,700	4,237,842	*
Leggett and Platt, Inc.	57,500	1,169,550
Lehman Brothers Holdings, Inc.	82,200	5,935,662	#
Lexmark International Group, Inc.	38,300	2,964,420	*
Lilly (Eli) & Co.	335,700	23,015,592
Limited Brands, Inc.	155,900	2,793,728
Lincoln National Corp.	53,200	2,085,972
Linear Technology Corp.	93,600	4,037,904
Liz Claiborne, Inc.	32,600	1,141,326
Lockheed Martin Corp.	134,800	6,192,712	#
Loews Corp.	55,400	2,361,702
Louisiana-Pacific Corp.	31,300	566,217	*
Lowe’s Companies, Inc.	234,200	13,653,860
LSI Logic Corp.	113,200	1,060,684	*
Lucent Technologies, Inc.	1,243,800	3,980,160	*#
Manor Care, Inc.	26,600	939,512
Marathon Oil Corp.	92,700	2,744,847
Marriott International, Inc. Class A	69,700	3,194,351
Marsh & McLennan Co., Inc.	159,300	7,079,292
Marshall & Isley Corp.	67,900	2,519,090
Masco Corp.	140,500	3,821,600
Mattel, Inc.	131,300	2,657,512	*#
Maxim Integrated Products, Inc.	97,100	5,056,968
May Department Stores Co.	86,300	2,558,795	#
Maytag Corp.	23,500	621,340
MBIA, Inc.	43,400	2,522,408
MBNA Corp.	382,000	9,366,640
McCormick & Co., Inc.	41,800	1,199,242
McDonalds Corp.	380,400	9,749,652	#
McGraw-Hill Companies, Inc.	57,200	3,918,200
McKesson Corp.	86,900	2,537,480
MeadWestavco Corp.	59,900	1,528,648
Medco Health Solutions, Inc.	80,900	2,947,187	*
Medimmune, Inc.	74,600	1,775,480	*
Medtronic, Inc.	363,800	16,443,760
Mellon Financial Corp.	128,700	3,706,560
Merck & Co., Inc.	669,300	27,173,580
Mercury Interactive Corp.	25,800	1,207,440	*#
Meredith Corp.	14,900	713,561
Merrill Lynch & Co., Inc.	279,500	15,861,625	#
MetLife, Inc.	227,300	7,430,437	#
MGIC Investment Corp.	29,400	1,556,730	#
Micron Technology, Inc.	182,300	2,371,723	*#
Microsoft Corp.	3,232,900	83,085,530
Millipore Corp.	14,600	625,026	*
Molex, Inc.	57,100	1, 836,336
Monsanto Co.	78,300	2,123,496
Monster Worldwide, Inc.	33,600	808,416	*
Moody’s Corp.	44,600	2,554,688
Morgan Stanley Dean Witter & Co.	325,200	17,977,056

	November 30, 2003
	Shares	Value†

Motorola, Inc.	695,700	$9,767,628
Nabors Industries, Ltd.	43,800	1,625,856	*
National City Corp.	183,600	6,159,780
National Semiconductor Corp.	54,900	2,455,128	*
Navistar International Corp.	20,400	879,240	*#
NCR Corp.	28,300	987,670	*
Network Appliance Corp.	102,200	2,361,842	*
New York Times Class A	44,700	2,051,730
Newell Rubbermaid, Inc.	82,100	1,877,627	#
Newmont Mining Corp.	129,200	6,219,688
Nextel Communications Corp. Class A	309,600	7,842,168	*
Nicor, Inc.	13,200	432,564
Nike, Inc. Class B	78,800	5,299,300
NiSource, Inc.	78,500	1,628,875
Noble Corp.	39,900	1,379,742	*
Nordstrom, Inc.	40,500	1,397,250
Norfolk Southern Corp.	116,700	2,498,547
North Fork Bancorporation, Inc.	45,400	1,812,822	#
Northern Trust Corp.	66,100	2,964,585
Northrop Grumman Corp.	54,700	5,066,861	#
Novell, Inc.	111,000	1,054,500	*
Novellus Systems, Inc.	45,200	1,977,952	*
Nucor Corp.	23,400	1,312,974
Nvidia Corp.	47,600	1,006,740	*
Occidental Petroleum Corp.	114,400	4,196,192
Office Depot, Inc.	92,700	1,469,295	*
Omnicom Group, Inc.	56,800	4,524,688
Oracle Systems Corp.	1,564,700	18,792,047	*#
Paccar, Inc.	34,800	2,791,308
Pactiv Corp.	47,100	1,056,924	*
Pall Corp.	37,200	953,064
Parametric Technology Corp.	79,500	271,890	*
Parker-Hannifin Corp.	35,300	1,941,147	#
Paychex, Inc.	112,600	4,331,722
Penney (J.C.) Co., Inc.	81,200	2,020,256	#
Peoples Energy Corp.	10,900	438,180
Peoplesoft, Inc.	108,800	2,301,120	#*
Pepsi Bottling Group, Inc.	80,000	1,846,400	#
Pepsico, Inc.	515,900	24,825,108
PerkinElmer, Inc.	37,900	640,889
Pfizer, Inc.	2,327,800	78,097,690
PG&E Corp. (Holding Co.)	123,100	3,092,272	*
Phelps Dodge Corp.	26,600	1,693,888	*
Pinnacle West Capital Corp	27,300	1,074,801
Pitney Bowes, Inc.	70,000	2,782,500
Plum Creek Timber Co., Inc.	54,700	1,456,661	#
PMC Sierra, Inc.	50,900	1,036,833	*
Power-One, Inc.	24,800	209,064	*
PPG Industries, Inc.	50,700	2,964,429
PPL Corp.	52,900	2,162,552	#
Praxair, Inc.	48,700	3,495,686
Principal Financial Group, Inc.	96,700	3,201,737
Procter & Gamble Co.	387,600	37,302,624	#
Progress Energy, Inc.	72,800	3,190,096
Progressive Corp.	64,900	5,068,690	#
ProLogis	53,700	1,637,850
Providian Financial Corp.	86,800	980,840	*
Prudential Financial, Inc.	163,100	6,378,841
Public Service Enterprise Group, Inc.	67,700	2,777,054
Pulte Homes Inc.	18,400	1,757,936
Q Logic Corp.	28,200	1,602,606	*
Qualcomm, Inc.	237,300	10,571,715	#
Quest Diagnostics, Inc.	31,400	2,291,258	*

See accompanying notes to financial statements.

145

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	November 30, 2003
	Shares	Value†

Qwest Communications International, Inc.	506,800	$1,854,888	*
Radioshack Corp.	49,500	1,541,925	#
Raytheon Co.	123,700	3,427,727
Reebok International, Ltd.	17,700	712,248
Regions Financial Corp.	66,600	2,471,526
RJ Reynolds Tobacco Holdings, Inc.	25,200	1,391,040	#
Robert Half International, Inc.	50,900	1,133,034	#*
Rockwell Collins, Inc.	53,600	1,441,304	#
Rockwell International Corp.	55,200	1,835,400
Rohm & Haas Co.	66,500	2,669,975
Rowan Companies, Inc.	28,100	594,877	*
Ryder System, Inc.	18,900	589,491
Sabre Holdings Corp.	43,000	896,550	#
Safeco Corp.	41,300	1,545,859
Safeway, Inc.	132,000	2,739,000	*
Saint Jude Medical, Inc.	51,400	3,255,676	*
Saint Paul Companies, Inc.	68,100	2,526,510
Sanmina Corp.	152,400	1,857,756	*
Sara Lee Corp.	232,400	4,775,820	#
SBC Communications, Inc.	993,600	23,131,008	#
Schering-Plough Corp.	439,200	7,049,160
Schlumberger, Ltd.	174,200	8,173,464
Schwab (Charles) Corp.	404,900	4,696,840
Scientific-Atlanta, Inc.	44,500	1,285,160
Sealed Air Corp.	25,400	1,340,358	#*
Sears, Roebuck & Co.	84,500	4,661,020	#
Sempra Energy	66,900	1,894,608
Sherwin-Williams Co.	43,700	1,417,191	#
Siebel Systems, Inc.	147,700	1,946,686	*
Sigma-Aldrich Corp.	21,100	1,130,327	#
Simon Property Group, Inc.	57,500	2,728,375	#
SLM Corp.	134,800	5,005,124
Snap-On, Inc.	17,500	525,350
Solectron Corp.	248,100	1,451,385	*
Southern Co.	217,800	6,375,006
SouthTrust Corp.	100,900	3,243,935
Southwest Airlines Co.	234,000	4,207,320	#
Sprint Corp.	270,000	4,047,300	#
Sprint Corp. (PCS Group)	309,200	1,419,228	*
Stanley Works	25,500	834,105
Staples, Inc.	146,500	3,977,475	*
Starbucks Corp	116,900	3,748,983	#*
Starwood Hotels and Resorts Worldwide, Inc.	60,100	2,071,647	#
State Street Corp.	99,500	5,070,520
Stryker Corp.	59,500	4,819,500
Sun Microsystems, Inc.	965,500	4,122,685	*
Sungard Data Systems, Inc.	85,200	2,302,104	*
Sunoco, Inc.	23,000	1,104,230	#
Suntrust Banks, Inc.	84,100	5,975,305
Supervalu, Inc.	40,000	1,032,800	#
Symantec Corp.	90,600	2,974,398	#*
Symbol Technologies, Inc.	68,900	961,155
Synovus Financial Corp.	90,000	2,579,400
Sysco Corp.	194,200	7,053,344	#
T. Rowe Price Group, Inc.	37,000	1,555,480	#
Target Corp.	272,300	10,543,456
Teco Energy, Inc.	56,100	728,178	#
Tektronix, Inc.	25,400	699,770
Tellabs, Inc.	123,400	987,200	*
Temple-Inland, Inc.	16,200	915,786	#
Tenet Healthcare Corp.	138,600	2,024,946	*
Teradyne, Inc.	56,400	1,419,588	*

	November 30, 2003
	Shares	Value†

Texas Instruments, Inc.	517,500	$15,400,800	#
Textron, Inc.	40,500	2,018,520	#
The Goldman Sachs Group, Inc.	141,800	13,624,144	#
Thermo-Electron Corp.	48,500	1,159,150	*
Thomas & Betts Corp.	17,500	364,000	#
Tiffany & Co.	43,400	1,968,190	#
Time Warner, Inc.	1,349,100	21,963,348	*
TJX Companies, Inc.	152,600	3,447,234
Torchmark Corp.	34,100	1,503,810	#*
Toys R Us, Inc.	63,800	749,012
Transocean, Inc.	95,600	1,852,728	*
Travelers Property Casualty Corp. Series B	300,900	4,694,040
Tribune Co.	93,800	4,582,130
Tupperware Corp.	17,500	269,675
TXU Corp.	96,300	2,132,082	#
Tyco International, Ltd.	597,100	13,703,445	#
U.S. Bancorp	575,900	15,958,189
Union Pacific Corp.	76,200	4,852,416	#
Union Planters Corp.	58,600	2,022,286
Unisys Corp.	98,400	1,605,888	#*
United Parcel Service, Inc.	336,500	24,487,105	#
United States Steel Corp.	30,900	767,865	#
United Technologies Corp.	140,200	12,015,140
Unitedhealth Group, Inc.	178,300	9,610,370
Univision Communications, Inc. Class A	96,300	3,474,504	#*
Unocal Corp.	77,300	2,456,594	#
UnumProvident Corp.	88,500	1,321,305
UST, Inc.	49,800	1,792,302
Veritas Software Co.	127,300	4,840,073	*
Verizon Communications, Inc.	824,100	27,005,757
VF Corp.	32,200	1,328,894
Viacom, Inc. Class B	525,000	20,643,000	#
Visteon Corp.	39,100	306,935	#
Vulcan Materials Co.	30,300	1,347,441
Wachovia Corp.	398,300	18,222,225
Walgreen Co.	306,400	11,278,584	#
Wal-Mart Stores, Inc.	1,306,200	72,676,968
Washington Mutual, Inc.	276,100	12,648,141	#
Waste Management, Inc.	177,000	5,205,570	#
Waters Corp.	36,800	1,176,864	*
Watson Pharmaceuticals, Inc.	32,300	1,522,622	*
Wellpoint Health Networks, Inc.	43,900	4,104,211	*
Wells Fargo & Co.	502,200	28,791,126
Wendy’s International, Inc.	33,900	1,316,337
Weyerhaeuser Co.	65,500	3,733,500
Whirlpool Corp.	20,600	1,407,392	#
Williams Companies, Inc.	154,900	1,452,962
Winn-Dixie Stores, Inc.	42,200	381,066
Worthington Industries, Inc.	25,700	368,024
Wrigley (Wm.) Jr. Co.	67,300	3,709,576	#
Wyeth	398,100	15,685,140
XCEL Energy, Inc.	119,100	1,988,970
Xerox Corp.	236,400	2,879,352	*
Xilinx, Inc.	101,900	3,830,421	*
XL Capital, Ltd.	40,800	3,068,160	#
Yahoo!, Inc.	194,200	8,346,716	*#
Yum! Brands, Inc.	87,800	3,028,222	*
Zimmer Holdings, Inc.	67,800	4,469,376	*
Zions Bancorp.	26,900	1,658,923

TOTAL COMMON STOCKS
(Cost $2,433,299,579)		$2,926,111,543

See accompanying notes to financial statements.

146

SCHEDULE OF INVESTMENTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	Face Amount (000)	Value†

TEMPORARY CASH INVESTMENTS — (16.3%)
Repurchase Agreement, PNC Capital Markets Inc. 0.82% 12/01/03 (collateralized by $65,802,000 FMC Discount Notes 1.11%, 03/25/04, valued at $65,555,243) to be repurchased at $64,590,413 (Cost $64,586,000)	$64,586	$64,586,000
Repurchase Agreements, UBS Warburg and Deutsche Bank Securities Inc., 1.01% and 1.02% respectively, 12/01/03 (Collateralized by $407,137,000 U.S. Treasury Obligations, rates ranging from 5.50% to 8.875%, maturities ranging from 08/15/04 to 05/15/30, valued at $503,698,795) to be repurchased at $490,835,464 (Cost $490,793,933)Δ	490,794	490,793,933

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $555,379,933)		555,379,933

TOTAL INVESTMENTS — (100.0%)
(Cost $2,988,679,512)††		$3,481,491,476

†	See Note B to Financial Statements.
*	Non-Income Producing Securities
#	Total or Partial Securities on Loan
Δ	Security purchased with cash proceeds from securities on loan.
††	The cost for federal income tax purposes is $3,129,062,752.

See accompanying notes to financial statements.

147

STATEMENT OF ASSETS AND LIABILITIES THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

November 30, 2003
Assets:
Investments at Value (Including $475,028 of securities on loan)	$3,481,491
Cash	4,161
Receivables:
Dividends and Interest	4,882
Securities Lending Income	34
Fund Shares Sold	1,784
Fund Margin Variation	72
Prepaid Expenses and Other Assets	3

Total Assets	3,492,427

Liabilities:
Payables:
Collateral on Securities Loaned	490,794
Fund Shares Redeemed	375
Due to Advisor	62
Accrued Expenses and Other Liabilities	199

Total Liabilities	491,430

Net Assets	$3,000,997

Investments at Cost	$2,998,680

See accompanying notes to financial statements.

148

STATEMENT OF OPERATIONS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

Year Ended Nov. 30, 2003
Investment Income
Dividends	$46,239
Interest	613
Income from Securities Lending	343

Total Investment Income	47,195

Expenses
Investment Advisory Services	652
Accounting & Transfer Agent Fees	417
Custodian Fees	101
Legal Fees	26
Audit Fees	40
S&P 500 Fees	75
Shareholders’ Reports	60
Trustees’ Fees and Expenses	41
Other	21

Total Expenses	1,433

Net Investment Income	45,762

Net Realized and Unrealized Gain (Loss) on Investment Securities
Net Realized Gain (Loss) on Investment Securities Sold	(137,474)
Net Realized Gain (Loss) on Futures	9,903
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	447,952
Futures	(3,012)

Net Gain on Investment Securities	317,369

Net Increase in Net Assets Resulting from Operations	$363,131

See accompanying notes to financial statements.

149

STATEMENT OF CHANGES IN NET ASSETS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,762	$42,191
Net Realized Gain (Loss) on Investment Securities Sold	(137,474)	(211,200)
Net Realized Gain (Loss) on Futures	9,903	(12,710)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	447,952	(356,042)
Futures	(3,012)	5,220

Net Increase (Decrease) in Net Assets Resulting from Operations	363,131	(532,541)

Transactions in Interest:
Contributions	547,508	962,613
Withdrawals	(533,199)	(638,165)

Net Increase (Decrease) from Transactions in Interest	14,309	324,448

Total Increase (Decrease)	377,440	(208,093)

Net Assets
Beginning of Period	2,623,557	2,831,650

End of Period	$3,000,997	$2,623,557

See accompanying notes to financial statements.

150

(For a share outstanding throughout each period)

FINANCIAL HIGHLIGHTS THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2001	Year Ended Nov. 30, 2000	Year Ended Nov. 30, 1999
Net Asset Value, Beginning of Period	N/A	N/A	N/A	N/A	N/A

Income from Investment Operations
Net Investment Income (Loss)	—	—	—	—	—
Net Gains (Losses) on Securities (Realized and Unrealized)	—	—	—	—	—

Total from Investment Operations	—	—	—	—	—

Less Distributions
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net Asset Value, End of Period	N/A	N/A	N/A	N/A	N/A

Total Return	15.05%	(16.59)%	(12.30)%	(4.25)%	20.86%

Net Assets, End of Period (thousands)	$3,000,997	$2,623,557	$2,831,650	$3,138,812	$2,775,062
Ratio of Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.75%	1.53%	1.26%	1.12%	1.27%
Portfolio Turnover Rate	8%	11%	8%	8%	4%

N/A    Not applicable as The U.S. Large Company Series is organized as a partnership.

See accompanying notes to financial statements.

151

NOTES TO FINANCIAL STATEMENTS THE DFA INVESTMENT TRUST COMPANY

A.	Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-five series, of which The U.S. Large Company Series (the “Series”) is presented in this report.

In the normal course of business, the Series enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series and/or its affiliates that have not yet occurred. However, based on experience, the Series expects the risk of loss to be remote.

B.	Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Series in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those estimates could be material.

1.    Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day. Effective May 21, 2003, securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no such reported sale price or NOCP for the day, the Series values securities at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees.

2.    Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or DFA Two Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Trustees’ Fees and Expenses. At November 30, 2003, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $38,976.

3.    Other: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to the Series are directly charged. Common expenses are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C.	Investment Advisor:

Dimensional Fund Advisors Inc. (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended November 30, 2003, the Series’ advisory fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of average net assets.

Certain officers of the Series are also officers, directors and shareholders of the Advisor.

D.	Purchases and Sales of Securities:

For the year ended November 30, 2003, the Series made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

Purchases	$277,992
Sales	209,469

There were no purchases or sales of U.S. Government Securities during the year ended November 30, 2003.

152

NOTES TO FINANCIAL STATEMENTS (Continued) THE DFA INVESTMENT TRUST COMPANY

E.	Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses have been deemed to have been “passed through” to its feeder funds including BlackRock Index Equity Portfolio.

At November 30, 2003, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities and foreign currencies was as follows (amounts in thousands):

Gross Unrealized Appreciation	$692,670
Gross Unrealized Depreciation	(340,241)

Net	$352,429

F.	Financial Instruments:

In accordance with the Series’ Investment Objectives and Policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the conterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 28, 2003.

Futures Contracts: During the year ended November 30, 2003, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At November 30, 2003, the Series had outstanding 259 long futures contracts on the S&P 500 Index, all of which expire on December 19, 2003. The value of such contracts on November 30, 2003 was $68,492,550, which resulted in an unrealized gain of $2,241,326.

Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.	Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured discretionary line of credit with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line of credit are charged interest at the then current federal funds rate plus 1%. Each portfolio is individually, and not jointly liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit, since this is not a committed facility. The agreement for the discretionary line of credit may be terminated at any time. There were no borrowings under the discretionary line of credit by the Series during the year ended November 30, 2003.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement for the line of credit expires in April 2004. There were no borrowings by the Series under the line of credit during the year ended November 30, 2003.

153

NOTES TO FINANCIAL STATEMENTS (Continued) THE DFA INVESTMENT TRUST COMPANY

H.	Securities Lending:

As of November 30, 2003, the Series had securities on loan to brokers/dealers, for which it held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, PNC Bank, National Association, the lending agent has agreed to pay the amount of the shortfall to the portfolio or, at the option of the lending agent, to replace the securities.

Cash collateral of the Series received from securities on loan is invested along with cash collateral from other Portfolios of the Trust in repurchase agreements collateralized by U.S. government securities. These investments are accounted for separately for each Portfolio of the Trust. Securities pledged as collateral for the repurchase agreements are held by a custodian bank until the agreements mature.

154

Report of Independent Registered Certified Public Accounting Firm

THE DFA INVESTMENT TRUST COMPANY

To the Shareholders of the Series and Board of Trustees of

The DFA Investment Trust Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida

January 15, 2004

155

                                BLACKROCK FUNDS

Investment Adviser - Large Cap Value Equity Portfolio, Large Cap Growth Equity
Portfolio, Dividend AchieversTM Portfolio, Mid-Cap Value Equity Portfolio,
Mid-Cap Growth Equity Portfolio, Small Cap Value Equity Portfolio, Small Cap
Core Equity Portfolio, Small Cap Growth Equity Portfolio, U.S. Opportunities
Portfolio, Global Science & Technology Opportunities Portfolio, International
Equity Portfolio, International Opportunities Portfolio, Select Equity
Portfolio and Balanced Portfolio

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Sub-Adviser - International Equity Portfolio and International Opportunities
Portfolio

     BlackRock International, Limited

     Edinburgh, Scotland EH3 8JB

Sub-Adviser - Balanced Portfolio

     BlackRock Financial Management, Inc.

     New York, NY 10022

Custodian

     PFPC Trust Co.

     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

     PFPC Inc.

     Wilmington, Delaware 19809

Distributor

     BlackRock Distributors, Inc.

     King of Prussia, Pennsylvania 19406

Co-Administrator

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Counsel

     Simpson Thacher & Bartlett LLP

     New York, New York 10017

Independent Registered Public Accountant

     Deloitte & Touche LLP

     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at
http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Commencing in the fiscal year ended September 30, 2005, the Fund will file its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Fund's Form
N-Q, when available, may be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information regarding the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's
Form N-Q, when available, may also be obtained, upon request, by calling (800)
441-7762.

                                BLACKROCK FUNDS
                                 FUND SPECTRUM

 BlackRock Funds is a leading mutual fund company currently managing approximately $16 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Large Cap Value Equity                Small Cap Growth Equity
   Large Cap Growth Equity               U.S. Opportunities
   Dividend AchieversTM                  Global Science & Technology Opportunities
   Mid-Cap Value Equity                  International Equity
   Mid-Cap Growth Equity                 International Opportunities
   Small Cap Value Equity                Select Equity
   Small Cap Core Equity                 Index Equity
STOCK & BOND PORTFOLIOS
--------------------------------------
   Balanced
BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                       Government Income
   Low Duration Bond                     Inflation Protected Bond
   Intermediate Government Bond          GNMA
   Intermediate Bond                     Managed Income
   Intermediate PLUS Bond                International Bond
   Core Bond Total Return                High Yield Bond
   Core PLUS Total Return
TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                  Ohio Tax-Free Income
   Tax-Free Income                       Delaware Tax-Free Income
   Pennsylvania Tax-Free Income          Kentucky Tax-Free Income
   New Jersey Tax-Free Income
MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                          North Carolina Municipal Money Market
   U.S. Treasury Money Market            Ohio Municipal Money Market
   Municipal Money Market                Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market     Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices.
Note: Institutional and Service Share Class investors should call
1-800-441-7450.
You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the
Fund involve investment risks, including the possible loss of the principal amount invested.
[GRAPHIC OMITTED]

EQ-ANNUAL

FIXED INCOME  LIQUIDITY  EQUITIES  ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds
Money Market Portfolios
Annual Report to Shareholders

September 30, 2004

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                                BLACKROCK FUNDS
                            MONEY MARKET PORTFOLIOS
*Money Market                             *North Carolina Municipal Money Market
*U.S. Treasury Money Market                         *Ohio Municipal Money Market
*Municipal Money Market                     *Pennsylvania Municipal Money Market
*New Jersey Municipal Money Market              *Virginia Municipal Money Market

Shareholder Letter..........................................................1
Fund Profile/Expense Example

Statement of Net Assets.................................................10-38
  Key to Investment Abbreviations..........................................39
Portfolio Financial Statements
  Statements of Operations..............................................40-41
  Statements of Changes in Net Assets...................................42-43
  Financial Highlights..................................................44-51
Notes to Financial Statements...........................................52-64
Report of Independent Registered Public Accounting Firm....................65
Fund Management.........................................................66-68
Additional Information.....................................................69

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                 BLACKROCK FUNDS

September 30, 2004

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of the
BlackRock Funds' Money Market Portfolios for the year ended September 30, 2004.
The Annual Report includes important information on each Portfolio, and is organized as follows:

..    Fund Profile - displays characteristics of each Portfolio's holdings as of
     September 30, 2004.

..    Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

..    Statement of Net Assets - lists portfolio holdings and includes each holding's market value and par amount/ number of shares as of September 30,
     2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio.

..    Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate realized gains and losses from security sales.

..    Statement of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..    Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and net investment income per share for the last five years or since inception.

..    Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..    Fund Management Table - lists information regarding BlackRock Funds'
     Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     There were two notable developments for the BlackRock Funds family during the annual period that we believe will have a favorable impact on BlackRock
Funds shareholders. Effective July 1, 2004, the Board of Trustees of BlackRock
Funds voted to eliminate the 0.15% shareholder processing fee applicable to
Hilliard Lyons and Investor A, B, and C shares. For the Service shares, the
Board of Trustees voted to eliminate the 0.15% shareholder processing fee and increase the shareholder service fee from 0.15% to 0.25% for a net reduction of up to 0.05% in net expenses after fee waivers and expense reimbursements.
Additionally, on August 25, 2004, BlackRock, Inc. entered into an agreement with
MetLife, Inc.(Reg. TM) to acquire the parent company of State Street Research &
Management Company, the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is being proposed that most of the
State Street Research mutual funds will be combined with various BlackRock
Portfolios. Should these Fund reorganizations be approved by shareholders of the
State Street Research mutual funds, BlackRock Funds will expand its fund offerings and services available to shareholders. These reorganizations are expected to be completed in early 2005. In the event that BlackRock, Inc. does not complete this proposed acquisition, the Fund reorganizations will not take place.

     We hope you find the report informative, and we thank you for making
BlackRock part of your investment strategy.

Sincerely,

/s/ Anne Ackerley
Anne Ackerley
Managing Director
BlackRock Advisors, Inc.

                                                                               1

                            MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Obligations             31.4%
Commercial Paper                      25.0
Repurchase Agreements                 17.9
Certificates of Deposit               14.8
Agency Obligations                     5.8
Master Notes                           5.1
                                     -----
     Total                           100.0%
                                     =====

             Maturity Information
----------------------------------------------
    Maturity            Par         Percentage
---------------   --------------   -----------
     1-7 Days       437,180,000         29.9%
    8-14 Days        50,000,000          3.4
   15-30 Days       293,870,000         20.1
   31-60 Days       164,500,000         11.3
   61-90 Days       339,780,000         23.3
  91-120 Days                 -            -
 121-150 Days                 -            -
over 150 Days       175,500,000         12.0
                                       -----
                                       100.0%
                                       =====

      Average Weighted Maturity - 51 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Actual Expenses
                        ---------------------------------------------------------------------------------------------
                                                           Hilliard
                         Institutional      Service          Lyons        Investor        Investor        Investor
                             Class           Class           Class        A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                 1,004.60        1,003.10        1,002.90        1,003.00        1,001.10        1,001.10
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)           2.10            3.56            4.01            3.96            5.85            5.80

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        ---------------------------------------------------------------------------------------------
                                                           Hilliard
                         Institutional      Service          Lyons        Investor        Investor        Investor
                             Class           Class           Class        A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                 1,022.87        1,021.41        1,020.95        1,021.00        1,019.08        1,019.13
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)           2.13            3.59            4.05            4.00            5.92            5.87

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.80%, 0.79%, 1.17%, and 1.16% for the Institutional,
Service, Hilliard Lyons, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

2

                      U.S. TREASURY MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Repurchase Agreements                 82.8%
Treasuries/Agencies                   17.2
                                     -----
  Total                              100.0%
                                     =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      362,008,000        82.8%
    8-14 Days                -           -
   15-30 Days                -           -
   31-60 Days       10,000,000         2.3
   61-90 Days       10,000,000         2.3
  91-120 Days       10,000,000         2.3
 121-150 Days                -           -
over 150 Days       45,000,000        10.3
                                     -----
                                     100.0%
                                     =====

       Average Weighted Maturity - 23 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,004.00           1,002.50          1,002.30
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                          2.05               3.55              4.05

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,022.92           1,021.41          1,020.90
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                2.08               3.59              4.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.71%, and 0.81% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               3

                       MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Largest State Concentration (% of portfolio)
Virginia                               8.9%
Maryland                               8.3
North Carolina                         6.0
Indiana                                4.9
California                             4.8
Texas                                  4.7
Massachusetts                          4.3
Louisiana                              3.9
New Jersey                             3.8
Illinois                               3.7
                                     -----
  Total                               53.3%
                                     =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      228,924,000        70.2%
    8-14 Days                -           -
   15-30 Days        4,800,000         1.5
   31-60 Days        9,500,000         2.9
   61-90 Days        9,700,000         3.0
  91-120 Days       12,405,000         3.8
 121-150 Days        8,170,000         2.5
over 150 Days       52,384,347        16.1
                                     -----
                                     100.0%
                                     =====

       Average Weighted Maturity - 57 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Actual Expenses
                        ----------------------------------------------------------------------------
                                                                                         Investor
                         Institutional Class   Service Class   Hilliard Lyons Class      A Class
                        --------------------- --------------- ---------------------- ---------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00        $   1,000.00       $   1,000.00
Ending Account Value
 (9/30/04)                      1,004.00           1,002.40            1,003.40           1,002.50
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                2.10               3.60                2.80               3.70

                                                   Hypothetical Expenses
                                                (5% return before expenses)
                        ----------------------------------------------------------------------------
                                                                                         Investor
                         Institutional Class   Service Class   Hilliard Lyons Class      A Class
                        --------------------- --------------- ---------------------- ---------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00        $   1,000.00       $   1,000.00
Ending Account Value
 (9/30/04)                      1,022.87           1,021.36            1,022.17           1,021.25
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                          2.13               3.65                2.84               3.75

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, 0.56%, and 0.74% for the Institutional, Service, Hilliard
Lyons, and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

                   NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes            67.8%
General Market Notes                  22.9
Municipal Put Bonds                    6.0
Municipal Bonds                        3.3
                                     -----
     Total                           100.0%
                                     =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      107,244,000        70.2%
    8-14 Days                -           -
   15-30 Days        2,800,000         1.8
   31-60 Days        8,095,000         5.3
   61-90 Days        4,675,000         3.1
  91-120 Days        7,850,000         5.2
 121-150 Days        4,000,000         2.6
over 150 Days       18,007,543        11.8
                                     -----
                                     100.0%
                                     =====

       Average Weighted Maturity - 56 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,004.00           1,002.50          1,002.60
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.95               3.45              3.55

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00     $   1,000.00
Ending Account Value
 (9/30/04)                      1,023.03           1,021.51         1,021.41
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.97               3.49             3.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.69%, and 0.71% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               5

                 NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes          80.8%
Municipal Bonds                     13.8
Municipal Put Bonds                  4.8
General Market Notes                 0.6
                                   -----
     Total                         100.0%
                                   =====

            Maturity Information
--------------------------------------------
    Maturity           Par        Percentage
---------------   ------------   -----------
     1-7 Days      48,400,000       82.3%
    8-14 Days               -          -
   15-30 Days               -          -
   31-60 Days       2,835,000        4.8
   61-90 Days               -          -
  91-120 Days               -          -
 121-150 Days               -          -
over 150 Days       7,555,000       12.9
                                   -----
                                   100.0%
                                   =====

    Average Weighted Maturity - 33 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,004.40           1,002.90          1,003.10
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.50               3.00              3.05

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,023.48           1,021.96          1,021.91
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.52               3.04              3.09

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.60%, and 0.61% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

                      OHIO MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes          71.9%
General Market Notes                25.0
Municipal Bonds                      2.5
Municipal Put Bonds                  0.6
                                   -----
     Total                         100.0%
                                   =====

            Maturity Information
---------------------------------------------
    Maturity           Par        Percentage
---------------   -------------  -----------
     1-7 Days      125,490,000      73.0%
    8-14 Days                -         -
   15-30 Days        1,070,000       0.6
   31-60 Days        4,905,000       2.9
   61-90 Days        2,848,000       1.7
  91-120 Days        4,351,250       2.5
 121-150 Days        2,450,000       1.4
over 150 Days       30,720,000      17.9
                                   -----
                                   100.0%
                                   =====

     Average Weighted Maturity - 62 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,004.60           1,003.00          1,002.80
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.95               3.46              4.01

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,023.03           1,021.51          1,020.95
Expenses Incurred
 During Period
 (4/01/04 - 9/30/04)                1.97               3.49              4.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.69%, and 0.80% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               7

                  PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes          75.6%
Municipal Put Bonds                  9.7
Tax-Exempt Commerical Paper          8.4
General Market Notes                 3.3
Municipal Bonds                      3.0
                                   -----
     Total                         100.0%
                                   =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      375,295,000        76.2%
    8-14 Days       13,435,000         2.7
   15-30 Days                -           -
   31-60 Days       27,715,000         5.6
   61-90 Days       38,475,000         7.8
  91-120 Days       14,495,000         2.9
 121-150 Days          500,000         0.1
over 150 Days       22,930,000         4.7
                                     -----
                                     100.0%
                                     =====

    Average Weighted Maturity - 32 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,003.90           1,002.40          1,002.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                          2.10               3.60              3.55

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (4/01/04)            $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/04)                      1,022.87           1,021.36          1,021.41
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                          2.13               3.65              3.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, and 0.71% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes          76.0%
Municipal Bonds                     15.0
Municipal Put Bonds                  4.5
Tax-Exempt Commerical Paper          3.9
General Market Notes                 0.6
                                   -----
     Total                         100.0%
                                   =====

            Maturity Information
--------------------------------------------
    Maturity           Par        Percentage
---------------   ------------   -----------
     1-7 Days      13,638,000        76.3%
    8-14 Days               -           -
   15-30 Days               -           -
   31-60 Days         600,000         3.4
   61-90 Days         700,000         3.9
  91-120 Days         500,000         2.8
 121-150 Days         600,000         3.4
over 150 Days       1,830,000        10.2
                                    -----
                                    100.0%
                                    =====

   Average Weighted Maturity - 40 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Expenses
                                                           Actual Expenses       (5% return before expenses)
                                                        ---------------------   ----------------------------
                                                         Institutional Class         Institutional Class
                                                        ---------------------   ----------------------------
Beginning Account Value (4/01/04)                           $   1,000.00                $   1,000.00
Ending Account Value (9/30/04)                                  1,004.40                    1,023.48
Expenses Incurred During Period (4/01/04 - 9/30/04)                 1.50                        1.52

For the Institutional share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period).

                                                                               9

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                             MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
AGENCY OBLIGATIONS - 5.8%
Federal Home Loan Bank Bonds - 3.9%
    1.38%                                03/28/05     $  30,000   $  30,000,000
    1.42%                                04/04/05        26,000      26,000,000
                                                                  =============
                                                                     56,000,000
                                                                  -------------
Federal Home Loan Mortgage Corporation
  Bonds - 1.9%
    1.29%                                03/23/05        28,000      28,000,000
                                                                  -------------
TOTAL AGENCY OBLIGATIONS
  (Cost $84,000,000)                                                 84,000,000
                                                                  -------------
CERTIFICATES OF DEPOSIT - 14.8%
Domestic - 5.0%
  Washington Mutual Bank FA (A-1, P-1)
    1.64%                                11/03/04        44,000      44,000,000
    1.66%                                11/10/04        30,000      30,000,000
                                                                  =============
                                                                     74,000,000
                                                                  -------------
Euro Dollar - 7.7%
  Foreningssparbanken AB (Swedbank) (A-1, P-1)
    1.44%                                03/01/05        61,500      61,496,195
  Toronto-Dominion Bank (A-1, P-1)
    1.90%                                12/23/04        52,000      52,000,597
                                                                  =============
                                                                    113,496,792
                                                                  -------------
Yankee Dollar - 2.1%
  Societe Generale (A-1+, P-1)
    1.44%                                05/09/05        30,000      29,997,293
                                                                  -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $217,494,085)                                               217,494,085
                                                                  -------------
COMMERCIAL PAPER - 25.0%
Asset Backed Securities - 13.2%
  Amstel Funding Corp. (A-1+, P-1)
    1.84%                                12/15/04        50,000      49,808,333
  Atomium Funding Corp. (A-1, P-1)
    1.79%                                10/21/04        49,297      49,247,977
    1.80%                                10/26/04        23,070      23,041,162
  Concord Minutemen Capital Co. LLC (A-1)
    1.83%                                11/17/04         8,500       8,479,692
  Emerald Certificates (A-1+, P-1)
    1.65%                                10/27/04        26,000      25,969,017
  Jupiter Securitization Corp. (A-1, P-1)
    1.78%                                10/18/04        36,307      36,276,482
                                                                  =============
                                                                    192,822,663
                                                                  -------------
Banks - 5.1%
  Deutsche Bank Financial LLC (A-1+, P-1)
    1.90%                                10/01/04        75,000      75,000,000
                                                                  -------------
Finance Services - 0.7%
  UBS Finance Delaware (A-1+, P-1)
    1.88%                                10/01/04         8,100       8,100,000
                                                                  -------------
Insurance - 2.6%
  Irish Life & Permanent PLC (A-1, P-1)
    1.60%                                10/28/04        38,500      38,453,801
                                                                  -------------
Miscellaneous Business Credit Institution - 2.7%
  National Rural Utilities Cooperative (A-1, P-1)
    1.78%                                10/25/04        14,875      14,857,348
    1.78%                                10/27/04        24,461      24,429,554
                                                                  =============
                                                                     39,286,902
                                                                  -------------

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
COMMERCIAL PAPER (Continued)
Security Brokers & Dealers - 0.7%
  Morgan Stanley & Co. (A-1, P-1)
    1.78%                                10/27/04     $  10,000   $   9,987,144
                                                                  -------------
TOTAL COMMERCIAL PAPER
  (Cost $363,650,510)
                                                                    363,650,510
                                                                  -------------
MASTER NOTES - 5.1%
Security Brokers & Dealers
  Merrill Lynch Mortgage Capital,
  Inc. (A-1, P-1)(b)
    1.92%                                10/04/04        24,320      24,320,000
  Morgan Stanley Mortgage Capital,
  Inc. (A-1, P-1)(b)
    2.04%                                10/01/04        50,000      50,000,000
                                                                  =============
TOTAL MASTER NOTES
  (Cost $74,320,000)
                                                                     74,320,000
                                                                  -------------
VARIABLE RATE OBLIGATIONS - 31.4%
Asset Backed Securities - 1.6%
  Racers XL (A-1, P-1)
    1.83%(c)                             10/22/04        11,360      11,360,000
  SMM Trust Series 2004G (P-1)
    1.80%(c)                             12/03/04        10,043      10,042,887
                                                                  =============
                                                                     21,402,887
                                                                  -------------
Banks - 6.1%
  HBOS Treasury Services PLC (A-1+, P-1)
    1.96%(c)                             12/27/04        65,000      65,000,000
  Westpac Banking Corp. (AA-, Aa3)
    1.85%(c)                             12/13/04        24,250      24,250,000
                                                                  =============
                                                                     89,250,000
                                                                  -------------
Federal Home Loan Bank Variable Rate
    Notes - 5.1%
    1.74%(c)                             12/13/04        75,000      74,957,242
                                                                  -------------
Federal National Mortgage Association
  Variable Rate Notes - 5.6%
    1.64%(c)                             11/18/04        82,000      81,992,229
                                                                  -------------
Insurance - 1.0%
  MetLife Global Funding I (AA, Aa2)
    1.88%(c)                             10/28/04        15,000      15,000,000
                                                                  -------------
Life Insurance - 4.1%
  Transamerica Occidental Life
  Insurance (A-1+, P-1)
    1.93%(c)                             12/29/04        60,000      60,000,000
                                                                  -------------
Municipal Bonds - 1.3%
  De Kalb County Development Authority
    University RB Series 1995B DN (A-1+, VMIG-1)
    1.83%(d)                             10/07/04         4,260       4,260,000
  South Central Texas IDRB Series 1990
    DN (Bank One N.A. LOC) (P-1)
    1.84%(d)                             10/07/04        14,800      14,800,000
                                                                  =============
                                                                     19,060,000
                                                                  -------------
Personal Credit Institutions - 3.2%
  General Electric Capital Corp. (AAA, Aaa)
    1.87%(c)                             10/18/04        45,000      45,000,000
                                                                  -------------
Security Brokers & Dealers - 3.4%
  Merrill Lynch & Co., Inc. (A+, Aa3)
    1.90%(c)                             10/12/04        50,000      50,000,000
                                                                  -------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $456,662,358)                                               456,662,358
                                                                  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

10

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                       MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
REPURCHASE AGREEMENTS - 17.9%
Morgan Stanley & Co.
    1.90%                                10/01/04     $ 260,700   $ 260,700,000

     (Agreement dated 09/30/04 to be repurchased at $260,713,759, collateralized by $801,772,159 Federal Home Loan Mortgage Corporation Bonds and Adjustable
     Rate Mortgage Notes and Federal National Mortgage Association Bonds and
     Variable Rate Notes 4.00% to 8.50% due from 01/01/08 to 10/01/34. The value of the collateral is $269,422,014.)
  (Cost $260,700,000)
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
  (Cost $1,456,826,953(a))                                        1,456,826,953
LIABILITIES IN EXCESS OF OTHER
  ASSETS - 0.0%                                                        (448,962)
                                                                  -------------
NET ASSETS - 100.0% (Equivalent
  to $1.00 per share based on 593,472,037
  Institutional shares, 374,481,260
  Service shares, 116,257,500 Hilliard
  Lyons shares, 362,531,633 Investor A shares,
  8,924,310 Investor B shares and 884,855
  Investor C shares outstanding)                                 $1,456,377,991
                                                                  =============

                                                                      VALUE
                                                                  -------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($593,380,035/593,472,037)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($374,440,654/374,481,260)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($116,254,080/116,257,500)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($362,494,680/362,531,633)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR B SHARE
  ($8,924,253/8,924,310)                                          $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR C SHARE
  ($884,289/884,855)                                              $        1.00
                                                                  =============
-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Ratings reflect those of guarantor.
(c)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date.
(d)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              11

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                      U.S. TREASURY MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
U.S. TREASURY OBLIGATIONS - 17.2%
U.S. Treasury Notes - 17.2%
    7.88%                                11/15/04     $  10,000   $  10,080,389
    2.00%                                11/30/04        10,000      10,009,047
    1.75%                                12/31/04        10,000      10,010,130
    1.50%                                02/28/05        25,000      25,025,294
    1.62%                             03/05-04/05        20,000      20,038,743
                                                                  =============
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $75,163,603)                                                 75,163,603
                                                                  -------------
REPURCHASE AGREEMENTS - 82.8%
Deutsche Bank Securities, Inc.
    1.76%                                10/01/04        90,000      90,000,000
    (Agreement dated 09/30/04 to be
    repurchased at $90,004,400,
    collateralized by $87,580,996 U.S.
    Treasury Bonds and Strips 0.00% to 3.88%
    due from 02/15/19 to 04/15/29. The
    value of the collateral is $91,800,000.)
J.P. Morgan Securities, Inc.
    1.72%                                10/01/04        90,000      90,000,000
    (Agreement dated 09/30/04 to be
    repurchased at $90,004,300,
    collateralized by $190,019,000
    U.S. Treasury Strips 0.00% due
    from 05/15/19 to 08/15/19. The
    value of the collateral is
    $91,800,861.)
Morgan Stanley & Co., Inc.
    1.75%                                10/01/04        92,008      92,008,000
    (Agreement dated 09/30/04 to be
    repurchased at $92,012,473,
    collateralized by $68,608,000 U.S.
    Treasury Bonds 7.88% due 02/15/21.
    The value of the collateral is
    $93,848,454.)
UBS Securities LLC
    1.74%                                10/01/04        90,000      90,000,000
    (Agreement dated 09/30/04 to be
    repurchased at $90,004,350,
    collateralized by $89,815,000 U.S.
    Treasury Notes 4.00% due 11/15/12. The
    value of the collateral is $91,804,395.)
                                                                  =============
TOTAL REPURCHASE AGREEMENTS
  (Cost $362,008,000)                                               362,008,000
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
  (Cost $437,171,603(a))                                            437,171,603
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.0%                                                     34,560
                                                                  -------------
NET ASSETS - 100.0% (Equivalent to
  $1.00 per share based on 176,156,834
  Institutional shares, 219,836,163
  Service shares and 41,269,679 Invest or A
  shares outstanding)                                             $ 437,206,163
                                                                  =============

                                                                      VALUE
                                                                  -------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($176,135,501/176,156,834)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($219,787,957/219,836,163)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($41,282,705/41,269,679)                                      $        1.00
                                                                  =============

-------------------
(a)  Aggregate cost for Federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

12

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                        MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 98.5%
Alabama - 2.1%
  Alexander City Industrial Board
    IDRB Series 2000 DN (Southtrust
    Bank LOC) (A-1, P-1)
    1.66%(b)                             10/07/04     $   1,010     $ 1,010,000
  Columbia IDRB (Alabama Power
    Co. Project) Series 1995B DN
    (The Southern Co. Guaranty)
    (A-1, VMIG-1)
    1.72%(b)                             10/01/04         1,000       1,000,000
  Columbia IDRB (Alabama Power
    Co. Project) Series 1999A DN
    (The Southern Co. Guaranty)
    (A-1, VMIG-1)
    1.72%(b)                             10/01/04         1,200       1,200,000
  Geneva County Health Care
    Authority RB Series 2001 DN
    (Southtrust Bank LOC)
    1.66%(b)                             10/07/04         2,833       2,833,000
  Jefferson County GO Warrants
    Series 2001B DN (Morgan
    Guaranty Trust, Bayerische
    Landesbank Girozentrale SBPA)
    (A-1+, VMIG-1)
    1.72%(b)                             10/01/04         1,050       1,050,000
                                                                  =============
                                                                      7,093,000
                                                                  -------------
Alaska - 0.8%
  Anchorage Water RB (Wachovia
    Merlots Trust Receipts) Series
    2004C-32 MB (MBIA Insurance,
    Wachovia Bank N.A. SBPA)
    (MIG-1)
    1.70%                                09/16/05         1,000       1,000,000
  Valdez Alaska Marine Terminal RB
    (ConocoPhillips Co. Project)
    Series 1994 MB (A-2, MIG-2)
    1.80%                                06/01/05         1,600       1,600,000
                                                                  =============
                                                                      2,600,000
                                                                  -------------
Arizona - 2.9%
  Pima County IDA Single Family
    Mortgage RB (Draw Down
    Project) Series 2002 DN (CDC
    Funding Corp. Guaranty)
    1.81%(b)                             10/25/04         6,565       6,565,000
  Pima County IDA Single Family
    Mortgage RB (Draw Down
    Project) Series 2003 DN (Trinity
    Funding Guaranty)
    1.83%(b)                             10/25/04         3,000       3,000,000
                                                                  =============
                                                                      9,565,000
                                                                  -------------
Arkansas - 0.7%
  Little Rock Residential Housing &
    Public Facilities Board Capital
    Improvement RB (Park Systems
    Project) Series 2001 DN (Bank of
    America N.A. LOC) (A-1+)
    1.79%(b)                             10/07/04         2,810       2,810,000
                                                                    -----------
California - 4.8%
  California Department of Water
    Resource Power Supply RB Series
    2002C-12 DN (Landesbank Hessen-Thuringen
    Girozentrale LOC) (A-1+, VMIG-1, F-1+)
    1.70%(b)                             10/07/04         2,700       2,700,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
California (Continued)
  California Infrastructure & Economic
    Development Bank RB (J. Paul
    Getty Trust Project) Series 2003B
    MB (A-1+, MIG-1)
    1.17%                                02/01/05     $   5,000   $   4,990,964
  Golden State Tobacco Securitization
    Corporation RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PA-1236 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Capital Services SBPA) (F-1+)
    1.80%(b)                             10/07/04         2,730       2,730,000
  Golden State Tobacco Securitization
    Corporation RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PA-1237 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Capital Services SBPA) (F-1+)
    1.80%(b)                             10/07/04         2,740       2,740,000
  Orange County Sanitation District
    Certificates of Participation Series
    2000A DN (Credit Locale de
    France LOC)
    (A-1+, VMIG-1, F-1+)
    1.73%(b)                             10/01/04         1,400       1,400,000
  Sacramento Municipal Utility District
    RB Series 2000A DN (AMBAC Insurance,
    Wachovia Bank N.A.
    LOC) (VMIG-1)
    1.71%(b)                             10/01/04           600         600,000
  Southern California Public Power
    Authority RB (San Juan Power Project)
    Series 2002 DN (FSA Insurance,
    Wachovia Bank N.A. LOC) (VIMG-1)
    1.71%(b)                             10/07/04           895         895,000
                                                                  =============
                                                                     16,055,964
                                                                  -------------
Colorado - 3.4%
  Colorado Housing & Finance
    Authority RB (Single Family
    Mortgage Project) Series 2003C-5
    MB (AIG Insurance Guaranty)
    (A-1+, MIG-1)
    1.13%                                11/01/04         3,000       3,000,000
  Colorado Housing & Finance
    Authority RB (Single Family
    Mortgage Project) Series 2003 MB
    (AIG Insurance Guaranty)
    (AAA, MIG-1)
    1.18%                                11/01/04         1,000       1,000,000
  Denver Urban Renewal Authority
    Tax Increment RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PT-999 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Capital Services SBPA) (A-2, AA-)
    1.79%(b)                             10/07/04         1,500       1,500,000
  Park Creek Metropolitan District GO
    (Merrill Lynch P-Float Trust
    Receipts) Series 2004 PT-2321
    DN (Merrill Lynch & Co. Guaranty,
    Merrill Lynch Capital Services
    SBPA) (F-1+)
    1.79%(b)                             10/07/04         5,780       5,780,000
                                                                  =============
                                                                     11,280,000
                                                                  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              13

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Connecticut - 0.7%
  Danbury GO Series 2004 BAN
    (SP-1+, MIG-1)
    3.00%                                08/05/05     $   2,300   $   2,328,860
                                                                  -------------
Delaware - 1.7%
  Delaware Economic Development
    Authority RB (Catholic Diocese of
    Wilmington Project) Series 2002
    DN (Allied Irish Bank PLC LOC)
    (VMIG-1)
    1.80%(b)                             10/07/04         1,900       1,900,000
  Delaware Economic Development
    Authority RB (Delmarva Power &
    Light Co. Project) Series 1994 DN
    (A-2, VMIG-2)
    2.05%(b)                             10/01/04         1,600       1,600,000
  Delaware Economic Development
    Authority RB (St. Anne's Episcopal
    School Project) Series 2001 DN
    (Wilmington Trust Co. LOC) (A-1)
    1.75%(b)                             10/07/04         2,000       2,000,000
                                                                  =============
                                                                      5,500,000
                                                                  -------------
Florida - 3.5%
  Florida Housing Finance Corporation
    Multi-Family RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2000 PT-1234 DN (Merrill Lynch
    Capital Services SBPA) (A-1C+)
    1.79%(b)                             10/07/04         1,480       1,480,000
  Greater Orlando Aviation Authority
    RB (Special Purpose Cessna
    Aircraft Project) Series 2001 AMT
    DN (Textron, Inc. Guaranty)
    (A-2, P-1)
    2.82%(b)                             10/07/04         4,000       4,000,000
  Lee County IDRB Series 1997 AMT
    DN (SunTrust Bank LOC)
    1.82%(b)                             10/07/04         1,955       1,955,000
  Putnam County Development
    Authority PCRB (Seminole Electric
    Co-op Project) Series 2003H-4
    MB (National Rural Utilities LOC)
    (A-1)
    1.53%                                03/15/05         4,155       4,155,000
                                                                  =============
                                                                     11,590,000
                                                                  -------------
Georgia - 0.6%
  Emanuel County Development
    Authority RB (Jabo Metal
    Fabrication Project) Series 2001
    AMT DN (SunTrust Bank LOC)
    (VMIG-1)
    1.82%(b)                             10/07/04         1,905       1,905,000
                                                                  -------------
Hawaii - 0.4%
  Hawaii Airport Systems Municipal
    Securities Trust Certificates RB
    (Bigelow Project) Series 2001A
    AMT DN (FGIC Insurance, Bear
    Stearns SBPA) (A-1)
    1.79%(b)(c)                          10/07/04         1,190       1,190,000
                                                                  -------------

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Illinois - 3.7%
  Chicago O'Hare International Airport
    RB (American Airlines Second
    Lien Passenger Facility Project)
    Series 2001E AMT MB (AMBAC
    Insurance) (Aaa, AAA)
    5.00%                                01/01/05     $   2,535   $   2,558,055
  Illinois Development Finance Authority
    IDRB (Royal Continental Box Co.
    Project) Series 1995A AMT DN
    (ABN-AMRO Bank N.V. LOC) (A-1)
    1.80%(b)                             10/07/04           200         200,000
  Quad Cities Regional Economic
    Development Authority RB
    (Whitey's Ice Cream
    Manufacturing Project) Series
    1995 AMT DN (FGIC Insurance,
    Bank One N.A. LOC)
    1.90%(b)                             10/07/04           945         945,000
  Regional Transportation Authority
    GO (Wachovia Merlots Trust
    Receipts) Series 2001A-86 DN
    (FGIC Insurance, Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.74%(b)                             10/07/04         3,980       3,980,000
  Rockford RB (Fairhaven Christian
    Center Project) Series 2000 DN
    (Bank One N.A. LOC)
    1.85%(b)                             10/07/04         1,880       1,880,000
  Roselle Village IDRB
    (Abrasive-Form, Inc. Project)
    Series 1995 AMT DN
    (ABN-AMRO Bank N.V. LOC)
    1.86%(b)                             10/07/04         1,000       1,000,000
  Schaumburg IDRB (Termax Corp.
    Project) Series 2000 AMT DN
    (Bank One N.A. LOC)
    1.90%(b)                             10/07/04         1,800       1,800,000
                                                                  =============
                                                                     12,363,055
                                                                  -------------
Indiana - 4.9%
  Dekko Foundation Educational
    Facilities RB Series 2001 DN
    (Bank One N.A. LOC)
    1.90%(b)                              10/07/04        2,900       2,900,000
  Gary Redevelopment District
    Economic Growth RB Series
    2001A DN (American National
    Bank & Trust Co. LOC) (A-1)
    1.75%(b)                              10/07/04          595         595,000
  Hendricks County Industrial
    Redevelopment Commission Tax
    Increment RB (Heartland Crossing
    Project) Series 2000A DN
    (Huntington National Bank LOC)
    1.80%(b)                              10/07/04        1,100       1,100,000
  Knox Economic Development RB
    (J.W. Hicks Project) Series 1998
    AMT DN (Bank One N.A. LOC)
    1.90%(b)                              10/07/04        1,425       1,425,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

14

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Indiana (Continued)
  Monroe County IDRB (Griner
    Engineering, Inc. Project) Series
    1997 AMT DN (Fifth Third Bank
    N.A. LOC)
    1.87%(b)                             10/07/04     $     691   $     691,000
  St. Joseph County Industrial and
    Educational Facilities RB
    (University of Notre Dame Du Lac
    Project) Series 2002 DN (Northern
    Trust LOC) (VMIG-1)
    1.64%(b)                             10/07/04         9,600       9,600,000
                                                                  =============
                                                                     16,311,000
                                                                  -------------
Kentucky - 3.0%
  Calvert City PCRB (Air Products &
    Chemicals, Inc. Project) Series
    1993A DN (A-1)
    1.80%(b)                             10/07/04         3,000       3,000,000
  Calvert City PCRB (Air Products &
    Chemicals, Inc. Project) Series
    1993B DN (A-1)
    1.80%(b)                             10/07/04         1,000       1,000,000
  Clark County PCRB (Eastern
    Kentucky Power Project) Series
    1984J-2 MB (National Rural
    Utilities Guaranty) (A-1, MIG-1)
    1.08%                                10/15/04         1,800       1,800,000
  Newport Industrial Building RB
    (Newport Holdings Project) Series
    2001A AMT DN (Huntington
    National Bank LOC)
    1.88%(b)                             10/07/04         1,735       1,735,000
  Pulaski County Solid Waste
    Disposal RB (Natural Rural
    Utilities for East Kentucky Power
    Project) Series 1993B AMT MB
    (MIG-1)
    1.50%                                02/15/05         2,350       2,350,000
                                                                  =============
                                                                      9,885,000
                                                                  -------------
Louisiana - 3.9%
  Iberville Parish PCRB (Air Products
    & Chemicals Project) Series 1992
    DN (A-1)
    1.80%(b)                             10/07/04         4,000       4,000,000
  Louisiana Public Facilities Authority
    RB (Air Products & Chemicals
    Project) Series 2002 AMT DN
    (A-1, P-1)
    1.76%(b)                             10/07/04         2,000       2,000,000
  Plaquemines Port Harbor & Terminal
    Distribution Port Facilities RB
    (International Marine Terminal
    Project) Series 1984B MB
    (Kredietbank N.V. LOC) (Aa3)
    1.08%                                03/15/05         7,000       7,000,000
                                                                  =============
                                                                     13,000,000
                                                                  -------------
Maine - 0.4%
  Maine Housing Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2004 MT-003 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (VMIG-1, Aaa)
    1.79%(b)                             10/07/04         1,315       1,315,000
                                                                  -------------

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Maryland - 8.3%
  Baltimore County RB (Odyssey
    School Facility Project) Series
    2001 DN (M&T Bank Corp. LOC)
    (A-1)
    1.61%(b)                             10/07/04     $   1,610   $   1,610,000
  Baltimore County RB (St. Paul's
    School for Girls Facility Project)
    Series 2000 DN (M&T Bank Corp.
    LOC) (A-1)
    1.61%(b)                             10/07/04         2,335       2,335,000
  Frederick County RB (Homewood,
    Inc. Facility Project) Series 1997
    DN (M&T Bank Corp. LOC) (A-1)
    1.61%(b)                             10/07/04         4,900       4,900,000
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project) Series
    1999A DN (M&T Bank Corp. LOC)
    (A-1)
    1.61%(b)                             10/07/04         2,525       2,525,000
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project) Series
    1999B DN (M&T Bank Corp. LOC)
    (A-1)
    1.61%(b)                             10/07/04         1,500       1,500,000
  Maryland Economic Development
    Corporation RB (American Health
    Assistance Foundation Facility
    Project) Series 2001 DN (M&T
    Bank Corp. LOC) (A-1)
    1.61%(b)                             10/07/04         3,620       3,620,000
  Maryland Economic Development
    Corporation RB (Mirage-Tucker
    LLC Facility Project) Series 2002
    DN (M&T Bank Corp. LOC)
    (VMIG-1)
    1.71%(b)                             10/07/04         1,375       1,375,000
  Maryland Economic Development
    Corporation RB (U.S.
    Pharmacopeial Convention Center
    Project) Series 2004A DN
    (AMBAC Insurance, Bank of
    America N.A. SBPA)
    (A-1+, VMIG-1, AAA)
    1.76%(b)                             10/01/04         3,100       3,100,000
  Maryland Economic Development
    Corporation RB (U.S.
    Pharmacopeial Convention Center
    Project) Series 2004B DN
    (AMBAC Insurance, Bank of
    America N.A. SBPA)
    (A-1+, VMIG-1, AAA)
    1.80%(b)                             10/07/04         3,000       3,000,000
  Ocean City RB (Harrison Inn 58 L.P.
    Project) Series 1997 DN (M&T
    Bank Corp. LOC) (A-1)
    1.79%(b)                             10/07/04         3,645       3,645,000
                                                                  =============
                                                                     27,610,000
                                                                  -------------
Massachusetts - 4.3%
  Auburn GO Series 2004 BAN
    (MIG-1)
    2.50%                                06/17/05         3,000       3,018,422

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              15

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Massachusetts (Continued)
  Commonwealth of Massachusetts
    GO (Wachovia Merlots Trust
    Receipts) Series 2002A-9 DN
    (FSA Insurance, Wachovia Bank
    N.A. SBPA) (A-1)
    1.72%(b)                             10/07/04    $    1,495   $   1,495,000
  Hull County GO Series 2004 BAN
    (SP-1+)
    3.00%                                07/14/05         5,339       5,393,423
  Milton GO Series 2004 BAN (MIG-1)
    2.75%                                09/23/05         3,000       3,032,042
  Whitman Hanson Regional School
    District GO Series 2004 BAN
    (SP-1+, MIG-1)
    2.50%                                01/14/05         1,370       1,374,826
                                                                  =============
                                                                     14,313,713
                                                                  -------------
Michigan - 2.8%
  Detroit Economic Development
    Corporation RB (E.H. Association
    Ltd. Project) Series 2002 DN
    (Charter One Bank LOC)
    1.75%(b)                             10/07/04         3,410       3,410,000
  Detroit Sewer & Disposal Authority
    RB (Second Lien Project) Series
    2001E MB (FGIC Insurance)
    (A-1+, VMIG-1, F-2+)
    1.55%                                08/04/05         2,100       2,100,000
  Michigan Strategic Fund Limited
    Obligation RB (Horizons of
    Michigan Project) Series 2001 DN
    (Huntington National Bank LOC)
    1.79%(b)                             10/07/04         1,575       1,575,000
  Michigan Strategic Fund Limited
    Obligation RB (Kay Screen
    Printing, Inc. Project) Series 2000
    AMT DN (Bank One N.A. LOC)
    1.90%(b)                             10/07/04         2,300       2,300,000
                                                                  =============
                                                                      9,385,000
                                                                  -------------
Minnesota - 2.1%
  Duluth GO (Tax & Aid Certificates
    Project) Series 2004 MB (A-1, A1)
    2.00%                                12/31/04         4,000       4,009,462
  Hennepin County GO Series 1997C
    DN (Westdeutche Landesbank
    Gironzentrale LOC)
    (A-1+, VMIG-1)
    1.56%(b)                             10/07/04           200         200,000
  Minneapolis GO (Public Library
    Project) Series 2003 DN (Dexia
    Bank SBPA) (A-1+, VMIG-1, F-1+)
    1.56%(b)                             10/07/04         1,000       1,000,000
  Minneapolis GO Series 1998B DN
    (Dexia Credit SBPA)
    (A-1+, VMIG-1)
    1.56%(b)                             10/07/04           400         400,000
  Minnesota Higher Education
    Facilities Authority RB (Carleton
    College Project) Series 2000G DN
    (Wells Fargo Bank LOC) (VMIG-1)
    1.56%(b)                             10/07/04         1,400       1,400,000
                                                                  =============
                                                                      7,009,462
                                                                  -------------

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Mississippi - 1.2%
  Mississippi Development Bank
    Special Obligation RB
    (Correctional Facilities Project)
    Series 2002 DN (AMBAC
    Insurance, Amsouth Bank of
    Alabama SBPA) (A-1)
    1.79%(b)                             10/07/04     $   3,855   $   3,855,000
                                                                  -------------
Missouri - 0.6%
  Missouri State Health & Educational
    Facilities RB (Drury College
    Project) Series 1999 DN
    (Mercantile Bank N.A. LOC)
    (VMIG-1)
    1.77%(b)                             10/01/04         2,100       2,100,000
                                                                  -------------
Multi-State - 2.3%
  Municipal Securities Pool Trust
    Receipts RB Series 2004 SG-P-18
    DN (FGIC Insurance, Societe
    Generale SBPA) (A-1+)
    1.84%(b)(c)                          10/07/04         7,605       7,605,000
                                                                  -------------
Nevada - 1.4%
  Clark County Economic
    Development RB (Lutheran
    Secondary School Association
    Project) Series 2000 DN (M&T
    Bank Corp. LOC) (VMIG-1)
    1.90%(b)                             10/07/04         1,500       1,500,000
  Reno Capital Improvement RB (Bear
    Stearns Trust Certificates) Series
    2002A DN (FGIC Insurance, Bear
    Stearns LOC) (A-1)
    1.76%(b)(c)                          10/07/04         2,990       2,990,000
                                                                  =============
                                                                      4,490,000
                                                                  -------------
New Hampshire - 0.7%
  New Hampshire Health & Education
    Facilities Authority RB (Tilton
    School Project) Series 1999 DN
    (KeyBank N.A. LOC)
    1.75%(b)                             10/07/04         2,310       2,310,000
                                                                  -------------
New Jersey - 3.8%
  Gloucester County Industrial
    Financing Authority PCRB
    (ExxonMobile Corp. Project)
    Series 2003 DN (A-1+, VMIG-1)
    1.63%(b)                             10/07/04         5,400       5,400,000
  New Jersey GO Series 2004D-L55J
    DN (Lehman Brothers, Inc.
    Liquidity Facility) (VMIG-1, F-1)
    1.75%(b)                             10/07/04         4,150       4,150,000
  North Brunswick Township GO
    Series 2003 BAN (MIG-1)
    2.00%                                12/10/04         3,000       3,002,850
                                                                  =============
                                                                     12,552,850
                                                                  -------------
New Mexico - 0.9%
  New Mexico Financial Authority RB
    (Cigarette Tax Project) Series
    2004B DN (MBIA Insurance, Bank
    of America N.A. SBPA)
    (A-1+, VMIG-1, AAA)
    1.70%(b)                             10/07/04         3,000       3,000,000
                                                                  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

16

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
New York - 1.2%
  Auburn IDRB (Fat Tire LLC Project)
    Series 1997 DN (KeyBank N.A. LOC)
    1.82%(b)                              10/07/04    $   1,245   $   1,245,000
  New York City GO Series 1993E-5
    DN (J.P. Morgan Chase Bank
    SBPA) (A-1, VMIG-1, F1+)
    1.68%(b)                             10/07/04         1,500       1,500,000
  Union Springs Central School
    District GO Series 2004 BAN
    2.50%                                06/30/05         1,220       1,227,624
                                                                  =============
                                                                      3,972,624
                                                                  -------------
North Carolina - 6.0%
  Charlotte Certificates of Participation
    (Equipment Acquisition Project)
    Series 2004C MB (Aa1)
    2.00%                                03/01/05         3,000       3,012,341
  Guilford County Industrial Facilities
    & Pollution Control Financing
    Authority RB (Quantum Group,
    Inc. Project) Series 2000 AMT DN
    (Bank of America N.A. LOC)
    (F-1+, AA)
    1.75%(b)                             10/07/04           820         820,000
  Mecklenburg County Public
    Improvement GO Series 2000D
    MB (AAA, Aaa)
    4.75%                                04/01/05         1,000       1,018,603
  North Carolina GO Series 2002F DN
    (Wachovia Bank N.A. LOC)
    (A-1, VMIG-1)
    1.64%(b)                             10/07/04           600         600,000
  North Carolina GO Series 2003A-23
    DN (Wachovia Bank N.A. SBPA)
    (A-1)
    1.74%(b)                             10/07/04           300         300,000
  North Carolina Medical Care
    Commission Hospital RB (Angel
    Medical Center, Inc. Project)
    Series 1997 DN (Wachovia Bank
    N.A. LOC) (A-1)
    1.69%(b)                             10/07/04           600         600,000
  North Carolina Medical Care
    Commission Hospital RB
    (McDowell Hospital, Inc. Project)
    Series 1999 DN (Wachovia Bank
    N.A. SBPA) (A-1)
    1.69%(b)                             10/01/04           150         150,000
  North Carolina Medical Care
    Commission Hospital RB (Park
    Ridge Hospital Project) Series
    1988 DN (NationsBank LOC)
    (A-1+)
    1.69%(b)                             10/07/04         7,050       7,050,000
  North Carolina Municipal Power
    Agency RB (Catawba Electric Co.
    Project) Series 2003 DN (MBIA
    Insurance, Bank of New York
    SBPA) (A-1)
    1.73%(b)                             10/07/04         1,700       1,700,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Municipal Power
    Agency RB (Merrill Lynch P-Float
    Trust Receipts, Catawba Electric
    Co. Project) Series 2003 DN
    (AMBAC Insurance, Merrill Lynch
    Capital Services SPBA)
    (AAA, F-1+)
    1.15%(b)                             10/07/04     $   4,500   $   4,500,000
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB
    (Whiteridge, Inc. Project) Series
    1998 AMT DN (Branch Banking &
    Trust Co. LOC)
    1.82%(b)                             10/07/04            80          80,000
                                                                  =============
                                                                     19,830,944
                                                                  -------------
North Dakota - 0.3%
  Fargo IDRB (Owen Industries, Inc.
    Project) Series 1997 AMT DN
    (Wells Fargo Bank LOC) (A-1+)
    1.74%(b)                             10/07/04           500         500,000
  North Dakota Housing Finance
    Agency RB Series 2001A-19 DN
    (Wachovia Bank N.A. LOC)
    (VMIG-1)
    1.79%(b)                             10/07/04           425         425,000
                                                                  =============
                                                                        925,000
                                                                  -------------
Ohio - 3.7%
  Akron Income Tax RB (Community
    Learning Centers Project) Series
    2004A MB (FGIC Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (A-1)
    1.09%                                12/08/04         2,000       2,000,000
  Cincinnati City School District GO
    (School Energy Conservation
    Project) Series 2004 BAN
    (SP-1+, MIG-1)
    2.50%                                09/09/05         3,000       3,024,962
  Lucas County Economic
    Development RB (Maumee Valley
    Country Day School Project)
    Series 1998 AMT DN (American
    National Bank & Trust Co. LOC)
    2.70%(b)                             10/07/04         1,125       1,125,000
  Marysville City Sewer Authority GO
    Series 2003 BAN
    1.41%                                11/10/04         2,000       2,000,560
  Ohio Air Quality Development
    Authority RB (JMG Funding Ltd.
    Partnership Project) Series 1995B
    AMT DN (Westdeutsche
    Landesbank Gironzentrale LOC)
    (A-1+)
    1.75%(b)                             10/07/04           300         300,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    1.80%(b)                             10/07/04         1,035       1,035,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              17

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT DN
    (Bank One N.A. LOC)
    1.90%(b)                             10/07/04     $   1,085   $   1,085,000
  Summit County Civic Facility RB
    (Akron Area Electrical Joint
    Apprenticeship & Training Trust
    Project) Series 2001 DN
    (KeyBank N.A. LOC)
    1.75%(b)                             10/07/04           180         180,000
  Wood County IDRB (Aluminite, Inc.
    Project) Series 1997 AMT DN
    (Sky Bank LOC)
    2.70%(b)                             10/07/04         1,380       1,380,000
                                                                  =============
                                                                     12,130,522
                                                                  -------------
Oklahoma - 0.6%
  Oklahoma Development Finance
    Authority RB (ConocoPhillips Co.
    Project) Series 2003 MB
    (A-2, MIG-2)
    1.35%                                12/01/04         2,000       2,000,000
                                                                  -------------
Oregon - 1.1%
  Oregon GO Series 2003 TAN
    (SP-1+, MIG-1)
    2.25%                                11/15/04         3,500       3,505,024
                                                                  -------------
Pennsylvania - 2.0%
  Lancaster IDRB (Garden Spot
    Village Project) Series 2004 DN
    (Fulton Bank LOC) (VMIG-1)
    1.71%(b)                             10/07/04         6,500       6,500,000
                                                                  -------------
Puerto Rico - 1.4%
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-1052 DN (Merrill Lynch
    Capital Services Liquidity Facility)
    (A-1)
    1.72%(b)                             10/07/04           900         900,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2001 DN (FSA Insurance, Toronto
    Dominion LOC) (A-1+)
    1.68%(b)                             10/01/04           800         800,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2002A ROCS-II-R-185 DN (FGIC
    Insurance, Salomon Smith Barney
    Liquidity Facility) (VMIG-1)
    1.72%(b)                             10/07/04           600         600,000
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (CIFG-TCRS Credit Support,
    Morgan Stanley Group Liquidity
    Facility) (AAA, F-1+)
    1.69%(b)                             10/07/04         2,349       2,349,000
                                                                  =============
                                                                      4,649,000
                                                                  -------------

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
South Carolina - 0.4%
  South Carolina Housing Finance &
    Development RB (Arrington Place
    Apartment Project) Series 2001
    AMT DN (SunTrust Bank LOC)
    (VMIG-1)
    1.82%(b)                             10/07/04     $   1,300   $   1,300,000
                                                                  -------------
Tennessee - 0.3%
  Metropolitan Government of
    Nashville & Davidson County
    Health & Education Facilities
    Board RB (Ascension Health
    Credit Project) Series 2001-B-1
    MB (A-1+, MIG-1)
    1.65%                                08/03/05         1,000       1,000,000
                                                                  -------------
Texas - 4.7%
  Austin Airport Systems RB Series
    2000J AMT DN (MBIA Insurance,
    Wachovia Bank N.A. LOC)
    (VMIG-1)
    1.79%(b)                             10/07/04         2,000       2,000,000
  Frisco Independent School District
    GO Series 2004C MB (Wachovia
    Bank N.A. SBPA) (MIG-1)
    1.70%                                09/02/05         3,440       3,440,000
  Gulf Coast IDRB (Cinergy Solutions
    - CST Green Power LP Project)
    Series 2004 AMT DN
    (A-2, VMIG-2)
    1.90%(b)                             10/07/04         2,000       2,000,000
  Lower Colorado River Authority RB
    (Wachovia Merlots Trust Receipts)
    Series 2000 DN (FSA Insurance,
    Wachovia Bank N.A. SBPA)
    (Aaa, VMIG-1)
    1.74%(b)                             10/07/04         1,900       1,900,000
  Texas GO Series 2004 TRAN
    (SP-1+, MIG-1, F-1+)
    3.00%                                08/31/05         6,000       6,076,610
                                                                  =============
                                                                     15,416,610
                                                                  -------------
Vermont - 0.1%
  Vermont Educational & Health
    Buildings Financing Agency RB
    (Rutland Medical Center Project)
    Series 2001A DN (National
    Westminster Bank LOC) (A-1)
    1.75%(b)                             10/07/04           400         400,000
                                                                  -------------
Virginia - 8.9%
  Alexandria IDRB (Association for
    Supervision & Curriculum
    Development Project) Series 1997
    DN (Wachovia Bank N.A. LOC)
    (A-1)
    1.69%(b)                             10/07/04           100         100,000
  Alexandria IDRB (Young Men's
    Christian Association of Billings
    Project) Series 1998 DN (M&T
    Bank Corp. LOC) (A-1)
    1.61%(b)                             10/07/04         2,477       2,477,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

18

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Chesapeake Bay Bridge & Tunnel
    Commonwealth District RB
    (Wachovia Merlots Trust Receipts)
    Series 2003 DN (MBIA Insurance,
    Wachovia Bank N.A. Liquidity
    Facility) (VMIG-1)
    1.74%(b)                             10/01/04    $      900   $     900,000
  Chesterfield County IDRB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2004 PT-2133 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (F-1+, AA-)
    1.79%(b)                             10/07/04         1,000       1,000,000
  Commonwealth of Virginia
    Transportation Authority RB
    (Citibank Trust Receipts) Series
    1999 DN (Citibank Liquidity
    Facility) (A-1+)
    1.75%(b)                             10/07/04         1,200       1,200,000
  Commonwealth of Virginia
    Transportation Board RB (Citibank
    Trust Receipts) Series 2000
    SG-134 DN (Societe Generale
    SBPA) (A-1C+)
    1.71%(b)                             10/07/04           100         100,000
  Fairfax County Economic
    Development Authority RB
    (National Industries for Severe
    Handicap Project) Series 2002
    501-C-3 DN (SunTrust Bank LOC)
    (VMIG-1)
    1.69%(b)                             10/07/04           750         750,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988B DN (Inova Health System
    Liquidity Facility) (A-1+, VMIG-1)
    1.63%(b)                             10/07/04           900         900,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988C DN (Inova Health System
    Liquidity Facility) (A-1+, VMIG-1)
    1.68%(b)                             10/07/04           375         375,000
  Fairfax County IDRB (Inova Health
    Systems Project) Series 2000 DN
    (A-1+, VMIG-1)
    1.63%(b)                             10/07/04         1,100       1,100,000
  Halifax County GO (Vepco Project)
    Series 2004 TECP (A-1, MIG-1)
    1.40%                                12/10/04         2,000       2,000,000
  Harrisonburg Redevelopment &
    Housing Authority Lease Purchase
    RB Series 2001A DN (Societe
    Generale LOC) (A-1+)
    1.76%(b)                             10/07/04         1,040       1,040,000
  King George County IDA Solid
    Waste Disposal Facility RB
    (Garnet of Virginia, Inc. Project)
    Series 1996 AMT DN (Morgan
    Guaranty Trust LOC) (A-1+)
    1.75%(b)                             10/07/04           300         300,000
  King George County IDRB
    (Birchwood Power Partners LP
    Project) Series 1997 DN (Credit
    Suisse LOC) (A-1+)
    1.85%(b)                             10/01/04         4,300       4,300,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Loudoun County IDRB (Hill School
    Project) Series 2002 DN
    (SunTrust Bank LOC) (AA-, A-1+)
    1.69%(b)                             10/07/04    $    1,500   $   1,500,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003C DN (A-1+, VMIG-1)
    1.80%(b)                             10/07/04           400         400,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003D DN (A-1+, VMIG-1)
    1.65%(b)                             10/07/04         1,500       1,500,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003E DN (A-1+, VMIG-1)
    1.72%(b)                             10/01/04           200         200,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003F DN (A-1+, VMIG-1)
    1.66%(b)                             10/07/04           200         200,000
  Lynchburg Public Improvement GO
    Series 2003B MB (AA, Aa3)
    2.00%                                02/01/05           820         822,670
  Nelson County IDRB (Taylor
    Ramsey Corp. Project) Series
    1999 AMT DN (Bank of America
    N.A. LOC) (F-1+)
    1.75%(b)                             10/07/04           300         300,000
  Norfolk Redevelopment & Housing
    Authority Multi-Family Housing RB
    (Residential Rental Project) Series
    2003 AMT DN (SunTrust Bank
    LOC)
    1.87%(b)                             10/07/04         2,094       2,094,000
  Prince William County GO (Vepco
    Project) Series 2004 TECP
    (A-2, MIG-1)
    1.35%                                12/10/04           700         700,000
  Richmond IDRB (Diocese of Virginia
    Church School Project) Series
    2001 DN (SunTrust Bank LOC)
    (VMIG-1)
    1.75%(b)                             10/01/04           200         200,000
  Virginia GO Series 2002 MB
    (AAA, Aaa)
    4.00%                                06/01/05         2,670       2,713,500
  Virginia Public Building Authority RB
    Series 2004 ROCS-RR-II-6027
    DN (Citibank Liquidity Facility)
    (A-1+, AA+)
    1.75%(b)                             10/07/04         1,415       1,415,000
  Virginia Resource Authority Clean
    Water State Revolving Fund RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2000 PA-790 DN
    (Merrill Lynch & Co. Guaranty,
    Merrill Lynch Captial Services
    SBPA) (A-1)
    1.71%(b)                             10/07/04           405         405,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              19

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia Small Business Financing
    Authority IDRB (Ennstone Project)
    Series 1999 AMT DN (Wachovia
    Bank N.A. LOC) (Aa2)
    1.76%(b)                             10/07/04     $     520   $     520,000
                                                                  =============
                                                                     29,512,170
                                                                  -------------
Washington - 0.6%
  Chelan County Public Utility District
    RB Series 2001B DN (MBIA Insurance,
    Wachovia Bank N.A.
    SBPA) (A-1)
    1.79%(b)                             10/07/04         1,150       1,150,000
  Yakima County Public Corporation
    RB (Michelsen Packaging Co.
    Project) Series 2000 AMT DN
    (Bank of America N.A. LOC)
    (A-1+)
    1.80%(b)                             10/07/04           705         705,000
                                                                  =============
                                                                      1,855,000
                                                                    -----------
Wisconsin - 1.3%
  Amery IDRB (Plastech Corp.
    Project) Series 1997 AMT DN
    (U.S. Bank N.A. LOC)
    1.89%(b)                             10/07/04         2,000       2,000,000
  Mequon IDRB (Johnson Level GRW
    Investment Project) Series 1995
    AMT DN (Bank One N.A. LOC)
    1.90%(b)                             10/01/04           660         660,000
  New Berlin School District RB Series
    2004 TRAN
    3.00%                                09/01/05         1,560       1,580,014
                                                                  =============
                                                                      4,240,014
                                                                  -------------

TOTAL INVESTMENTS IN
SECURITIES - 98.5%
  (Cost $326,259,812(a))                                            326,259,812
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.5%                                                  5,090,266
                                                                  -------------
NET ASSETS - 100.0%
(Equivalent
  to $1.00 per share
based on
  126,482,582
Institutional shares,
  70,381,139 Service
shares,
  127,167,536 Hilliard
Lyons shares
  and 7,321,880 Investor
A shares
  outstanding)                                                    $ 331,350,078
                                                                  =============

                                                                      VALUE
                                                                  -------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($126,533,926/126,482,582)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($70,343,613/70,381,139)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($127,150,867/127,167,536)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($7,321,672/7,321,880)                                          $        1.00
                                                                  =============

-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of
     September 30, 2004, the fund held 3.6% of its net assets, with a current market value of $11,785,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

20

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                   NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 99.8%
New Jersey - 96.8%
  Bernards Township GO Series 2004
    BAN
    3.00%                                09/16/05     $   3,135   $   3,176,414
  Bernards Township Sewer Authority
    RB Series 1985 MB (Wachovia
    Bank N.A. LOC) (AAA)
    1.20%                                12/15/04         1,675       1,675,000
  Burlington County GO Series 2004
    BAN
    2.00%                                08/05/05         1,787       1,792,247
  Camden County Improvement
    Authority RB (Congregation
    Beth-El Project) Series 2001 DN
    (Commerce Bank N.A. LOC)
    1.56%(b)                             10/07/04           300         300,000
  Cumberland County GO Series 2003
    BAN
    2.50%                                11/05/04         2,000       2,002,678
  Egg Harbor Township GO Series
    2002 MB (AMBAC Insurance)
    (AAA, Aaa)
    3.90%                                02/15/05           250         252,610
  Florence GO Series 2004 MB (FSA
    Insurance) (AAA, Aaa)
    2.50%                                03/01/05           365         367,150
  Fort Lee GO Series 2004 MB (Aa3)
    3.35%                                07/15/05         1,000       1,013,045
  Gloucester County GO Series
    2003A BAN
    2.00%                                10/27/04         2,800       2,801,829
  Gloucester County Industrial
    Financing Authority PCRB
    (ExxonMobile Corp. Project)
    Series 2003 DN (A-1+, VMIG-1)
    1.63%(b)                             10/07/04         3,800       3,800,000
  Hudson County Certificates of
    Participation Series 2001A-35 DN
    (MBIA Insurance, Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.71%(b)                             10/07/04           600         600,000
  Lyndhurst Township GO Series 2003
    MB (MBIA Insurance) (AAA, Aaa)
    2.00%                                10/01/04           320         320,000
  Maywood GO Series 2004 TAN
    2.75%                                02/10/05         2,000       2,008,870
  Metuchen GO Series 2004 BAN
    2.50%                                01/06/05         5,000       5,013,944
  New Jersey Economic Development
    Authority Multi-Mode IDRB (V & S
    Amboy Galvanizing LLC Project)
    Series 1999 AMT DN (KeyBank
    N.A. LOC)
    1.82%(b)                             10/07/04         2,555       2,555,000
  New Jersey Economic Development
    Authority RB (Denglas Technologies
    Project) Series 2000 AMT DN
    (Commerce Bank N.A. LOC)
    1.66%(b)                             10/07/04         3,100       3,100,000
  New Jersey Economic Development
    Authority RB (Hamilton
    Industrial Development Project)
    Series 1998 AMT DN (Wachovia
    Bank N.A. LOC)
    1.78%(b)                             10/07/04         1,705       1,705,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Economic Development
    Authority RB (J. James Realty Co.
    Project) Series 1998 AMT DN
    (Wachovia Bank N.A. LOC)
    1.83%(b)                             10/07/04     $     600   $     600,000
  New Jersey Economic Development
    Authority RB (Jacea LLC Project)
    Series 2004 AMT DN (Wachovia
    Bank N.A. LOC)
    1.83%(b)                             10/07/04         3,600       3,600,000
  New Jersey Economic Development
    Authority RB (Nandan Co. Project)
    Series 2000 AMT DN (M & T Bank
    Corp. LOC) (A-1)
    1.56%(b)                             10/07/04         3,735       3,735,000
  New Jersey Economic Development
    Authority RB (Nandan Co. Project)
    Series 2001 DN (M & T Bank
    Corp. LOC) (A-1)
    1.56%(b)                             10/07/04         1,990       1,990,000
  New Jersey Economic Development
    Authority RB (Newark Fibers, Inc.
    Project) Series 1998 AMT DN
    (Bank of New York LOC)
    1.73%(b)                             10/07/04         1,065       1,065,000
  New Jersey Economic Development
    Authority RB (Parke Place
    Association Project) Series 2000
    AMT DN (Commerce Bank N.A. LOC)
    1.66%(b)                             10/07/04         7,495       7,495,000
  New Jersey Economic Development
    Authority RB (Pennington
    Montessori School Project) Series
    1998 AMT DN (Wachovia Bank
    N.A. LOC)
    1.83%(b)                             10/07/04         1,160       1,160,000
  New Jersey Economic Development
    Authority RB (Somerset Hills
    YMCA Project) Series 2003 DN
    (Commerce Bank N.A. LOC)
    1.56%(b)                             10/07/04           100         100,000
  New Jersey Economic Development
    Authority RB (Stuart Country Day
    School Project) Series 2002 DN
    (M & T Bank Corp. LOC)
    (VMIG-1)
    1.73%(b)                             10/07/04         2,600       2,600,000
  New Jersey Economic Development
    Authority RB (Thermal Energy LP
    Project) Series 1995 AMT DN
    (Bank One N.A. LOC) (VMIG-1)
    1.70%(b)                             10/07/04         1,900       1,900,000
  New Jersey Economic Development
    Authority Special Facilities RB
    (Port Newark Container LLC
    Project) Series 2003 AMT DN
    (Citibank LOC) (A-1+, Aa)
    1.72%(b)                             10/07/04         5,600       5,600,000
  New Jersey Economic Development
    Authority Special Facilities RB
    Series 2004-1 DN (Bank of New
    York LOC) (A-1+)
    1.73%(b)                             10/07/04         5,000       5,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              21

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
            NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Educational Facilities
    Authority RB Series 2000 SG-148
    DN (Societe Generale LOC)
    (A-1+)
    1.71%(b)                             10/07/04     $     850   $     850,000
  New Jersey GO Series 1992D MB
    (AA+, Aa2)
    5.62%                                02/15/05         1,750       1,778,676
  New Jersey GO Series 2004D-L55J
    DN (Lehman Brothers, Inc.
    Liquidity Facility) (VMIG-1, F-1)
    1.75%(b)                             10/07/04        10,600      10,600,000
  New Jersey Health Care Facilities
    Financing Authority RB (Hospital
    Capital Asset Financing Project)
    Series 1985A DN (Wachovia Bank
    N.A. LOC) (Aa2, VMIG-1)
    1.70%(b)                             10/07/04         1,700       1,700,000
  New Jersey Health Care Facilities
    Financing Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2001 PT-1319 DN (AMBAC
    Insurance, Merrill Lynch Capital
    Services SBPA) (A-1)
    1.74%(b)                             10/07/04         4,775       4,775,000
  New Jersey Health Care Facilities
    Financing Authority RB (Robert
    Wood Johnson University Project)
    Series 2004 DN (Wachovia Bank
    N.A. LOC)
    1.66%(b)                             10/07/04         1,000       1,000,000
  New Jersey Health Care Facilities
    Financing Authority RB (St.
    Joseph's Project) Series 2003A-6
    DN (Valley National Bank LOC)
    (A2, VMIG-1)
    1.71%(b)                             10/07/04         3,050       3,050,000
  New Jersey Health Care Facilities
    Financing Authority RB Series
    2004-943 DN (Morgan Stanley
    Group Liquidity Facility, FGIC
    Insurance) (F-1+)
    1.72%(b)                             10/07/04         2,230       2,230,000
  New Jersey Housing & Mortgage
    Finance Agency RB (Single
    Family Housing Project) Series
    2003B AMT MB (SP-1+, MIG-1)
    1.10%                                10/01/04         3,185       3,185,000
  New Jersey Housing & Mortgage
    Finance Agency RB (Wachovia
    Merlots Trust Receipts) Series
    2000A-2 DN (MBIA Insurance,
    Wachovia Bank N.A. SBPA) (Aaa)
    1.76%(b)                             10/07/04         1,765       1,765,000
  New Jersey State Transportation
    Trust Fund Authority RB Series
    2002R-149 MB (AMBAC
    Insurance, Citibank Liquidity
    Facility) (MIG-1)
    1.20%                                11/18/04         5,495       5,495,000
  New Jersey State Transportation
    Trust Fund Authority RB Series
    2004-967 DN (FSA Insurance,
    Morgan Stanley Liquidity Facility)
    (AAA, F-1+)
    1.71%(b)                             10/07/04         3,000       3,000,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Turnpike Authority RB
    Series 2002J DN (MBIA
    Insurance, Lehman Bothers, Inc.
    Liquidity Facility) (VMIG-1)
    1.75%(b)                             10/07/04     $   3,700   $   3,700,000
  New Milford County GO Series 2004
    BAN
    3.00%                                06/24/05         1,000       1,009,164
  Newark GO Series 2003 DN (FSA
    Insurance, Citibank LOC)
    (Aaa, VMIG-1)
    1.72%(b)                             10/07/04         1,395       1,395,000
  North Brunswick Township GO
    Series 2003 BAN (MIG-1)
    2.00%                                12/10/04         3,000       3,002,850
  North Caldwell GO Series 2004 BAN
    3.00%                                09/08/05         1,796       1,818,385
  Port Authority of New York & New
    Jersey Special Obligation RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-1755
    DN (MBIA Insurance, Merrill Lynch
    Capital Services SBPA)
    (AAA, F-1+)
    1.78%(b)                             10/07/04         6,000       6,000,000
  Port Authority of New York & New
    Jersey Special Obligation RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-1847
    AMT DN (MBIA Insurance, Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    1.78%(b)                             10/07/04         3,995       3,995,000
  Salem County Pollution Control
    Financing Authority PCRB (E.I.
    DuPont de Nemours Project)
    Series 1982A DN (A-1+, P-1)
    1.30%(b)                             10/07/04         7,600       7,600,000
  Somerville GO Series 2004 BAN
    3.00%                                06/16/05           925         933,222
  Trenton GO Series 2004 MB
    (AMBAC Insurance) (AAA, Aaa)
    2.00%                                01/15/05           850         852,190
  Union County Industrial Pollution
    Control Financing Authority PCRB
    (ExxonMobil Corp. Project) Series
    1989 DN (A-1+, P-1)
    1.65%(b)                             10/07/04         2,600       2,600,000
  Vernon Township GO Series 2004
    BAN
    2.75%                                09/16/05         5,000       5,051,875
  Warren County GO Series 2003B
    MB (AMBAC Insurance) (Aaa)
    3.00%                                11/15/04           195         195,433
  Warren County GO Series 2003D
    MB (AMBAC Insurance) (Aaa)
    3.00%                                11/15/04           220         220,489
  Warren County GO Series 2003E
    MB (AMBAC Insurance) (Aaa)
    3.00%                                11/15/04           185         185,412

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

22

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
            NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  West Windsor-Plainsboro GO
    (Regional School District Project)
    Series 2004 MB (Aa2)
    2.70%                                06/15/05     $   3,000   $   3,022,222
                                                                  =============
                                                                    148,338,705
                                                                  -------------
Puerto Rico - 3.0%
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds
    (ABN-AMRO Munitops Trust
    Certificates) Series 2000A-17 MB
    (ABN-AMRO Bank N.V. SBPA)
    (MIG-1, F-1+)
    1.60%                                01/26/05         2,000       2,000,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2002A ROCS-II-R-185 DN (FGIC
    Insurance, Salomon Smith Barney
    Liquidity Facility) (VMIG-1)
    1.72%(b)                             10/07/04           300         300,000
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (CIFG-TCRS Credit Support,
    Morgan Stanley Group Liquidity
    Facility) (AAA, F-1+)
    1.69%(b)                             10/07/04         2,274       2,274,000
                                                                  =============
                                                                      4,574,000
                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES - 99.8%
  (Cost $152,912,705(a))                                            152,912,705
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%                                                    337,522
                                                                  -------------
NET ASSETS - 100.0%
  (Equivalent to $1.00 per share based
  on 80,523,083 Institutional shares,
  59,918,216 Service shares and
  12,815,467 Investor A shares outstanding)                       $ 153,250,227
                                                                  =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($80,529,617/80,523,083)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($59,899,416/59,918,216)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($12,821,194/12,815,467)                                        $        1.00
                                                                  =============
-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              23

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                 NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 100.3%
North Carolina - 84.5%
  Charlotte Airport RB (Banque
    Nationale de Paribas P-Float Trust
    Receipts) Series 2003 PT-719
    AMT MB (MBIA Insurance,
    Banque Nationale de Paribas
    SBPA) (A-1+)
    1.50%                                05/05/05     $   1,000   $   1,000,000
  Charlotte Certificates of Participation
    (Equipment Acquisition Project)
    Series 2004C MB (Aa1)
    2.00%                                03/01/05         1,480       1,486,140
  Charlotte Certificates of Participation
    (Governmental Facilities Project)
    Series 2003F DN (Bank of
    America N.A. SBPA)
    (A-1+, VMIG-1)
    1.70%(b)                             10/07/04         1,500       1,500,000
  Cleveland County Industrial Facilities
    PCRB (Blanchford Rubber
    Project) Series 2003 DN (Bank
    One N.A. LOC)
    1.75%(b)                             10/07/04         2,640       2,640,000
  Greensboro GO Series 2003 MB
    (AAA, Aa1)
    2.25%                                05/01/05         1,780       1,791,884
  Iredell County Certificates of
    Participation (Public Facilities
    Project) Series 2003 MB (AMBAC
    Insurance) (AAA, Aaa)
    2.00%                                10/01/04           675         675,000
  Lee County Industrial Facilities &
    Pollution Control Financing
    Authority RB (Trion, Inc. Project)
    Series 1995 DN (Wachovia Bank
    N.A. LOC)
    1.79%(b)                             10/07/04           100         100,000
  Lee County Industrial Facilities &
    Pollution Control Financing
    Authority RB (Var-Arden Corp.
    Project) Series 1999 AMT DN
    (Comerica Bank N.A. LOC)
    1.84%(b)                             10/07/04         5,000       5,000,000
  Mecklenburg County Industrial
    Facilities & Pollution Control
    Financing Authority IDRB
    (Peidmont Plastics Project) Series
    1997 AMT DN (Branch Banking &
    Trust Co. LOC)
    1.82%(b)                             10/07/04         1,100       1,100,000
  Mecklenburg County Public
    Improvement GO Series 2000D
    MB (AAA, Aaa)
    4.75%                                04/01/05         1,150       1,171,394
  New Hanover County GO Series
    2004 MB (AA, Aa2)
    5.00%                                11/01/04         1,075       1,078,635
  North Carolina Educational Facilities
    Financing Agency RB (Gaston
    Day School Project) Series 2000
    DN (Bank of America N.A. LOC)
    (F-1+)
    1.70%(b)                             10/07/04           100         100,000
  North Carolina GO Series 2002F DN
    (Wachovia Bank N.A. LOC)
    (A-1, VMIG-1)
    1.64%(b)                             10/07/04           500         500,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Housing Finance
    Agency RB (Bear Stearns Trust
    Certificates) Series 2002A-9034
    AMT DN (Bear Stearns SBPA)
    (A-1)
    1.79%(b)(c)                          10/07/04     $   8,085   $   8,085,000
  North Carolina Housing Finance
    Agency RB Series 2002
    ROC-II-R-175 DN (Salomon Smith
    Barney Liquidity Facility) (VMIG-1)
    1.79%(b)                             10/07/04         3,530       3,530,000
  North Carolina Medical Care Commission
    Health Care Facilities RB (Lutheran
    Services for the Aging Project) Series
    1998 DN (Branch Banking & Trust Co.
    LOC) (A-1)
    1.69%(b)                             10/07/04           100         100,000
  North Carolina Medical Care
    Commission Hospital RB
    (Aces-Pooled Equipment
    Financing Project) Series 1985
    DN (MBIA Insurance, KBC Bank
    SBPA) (A-1+, VMIG-1)
    1.62%(b)                             10/07/04           200         200,000
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 1992B DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.65%(b)                             10/07/04           500         500,000
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 1996 DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.65%(b)                             10/07/04           200         200,000
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 2000 DN
    (Wachovia Bank N.A. LOC)
    (A-1, VMIG-1)
    1.65%(b)                             10/07/04         1,600       1,600,000
  North Carolina Medical Care Commission
    Hospital RB (Lincoln Health System
    Project) Series 1996A DN (Bank of
    America N.A. LOC) (A-1, VMIG-1)
    1.70%(b)                             10/07/04           600         600,000
  North Carolina Medical Care
    Commission Hospital RB
    (Lutheran Retirement Project)
    Series 1999 DN (Bank of America
    N.A. LOC) (F-1+)
    1.70%(b)                             10/07/04         2,070       2,070,000
  North Carolina Medical Care
    Commission Hospital RB
    (McDowell Hospital, Inc. Project)
    Series 1999 DN (Wachovia Bank
    N.A. SBPA) (A-1)
    1.69%(b)                             10/01/04           650         650,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

24

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
          NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital
    Project) Series 1993 DN
    (Wachovia Bank N.A. LOC) (A-1)
    1.72%(b)                             10/07/04     $     300   $     300,000
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital
    Project) Series 1998 DN
    (Wachovia Bank N.A. LOC) (A-1)
    1.72%(b)                             10/07/04           100         100,000
  North Carolina Medical Care
    Commission Hospital RB (Park
    Ridge Hospital Project) Series
    1988 DN (NationsBank LOC)
    (A-1+)
    1.69%(b)                             10/07/04           775         775,000
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Aldersgate Project) Series
    2001 DN (Branch Banking & Trust
    Co. LOC) (A-1)
    1.82%(b)                             10/07/04         1,200       1,200,000
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Brookwood Project) Series
    2001C DN (Branch Banking &
    Trust Co. LOC) (A-1)
    1.82%(b)                             10/07/04           600         600,000
  North Carolina Municipal Power
    Agency RB (Catawba Electric Co.
    Project) Series 2003 DN (MBIA
    Insurance, Bank of New York
    SBPA) (A-1)
    1.73%(b)                             10/07/04           700         700,000
  Raleigh County Certificates of
    Participation (Downtown
    Improvement Project) Series
    2004A DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    1.68%(b)                             10/07/04         1,100       1,100,000
  Raleigh County Certificates of
    Participation (Packaging Facilities
    Project) Series 2000A DN (Bank
    of America N.A. SBPA)
    (A-1+, VMIG-1)
    1.68%(b)                             10/07/04         1,300       1,300,000
  Raleigh Durham Airport Authority RB
    Series 2002 AMT DN (FGIC
    Insurance)
    (AAA, Aaa, VMIG-1, F-1+)
    1.72%(b)                             10/07/04           800         800,000
  Raleigh Public Improvement GO
    Series 2004A MB (AAA, Aaa)
    2.00%                                04/01/05           795         798,952
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB (Medibeg,
    Inc. Project) Series 1997 AMT DN
    (Wachovia Bank N.A. LOC) (Aa2)
    1.81%(b)                             10/07/04         1,300       1,300,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB
    (Whiteridge, Inc. Project) Series
    1998 AMT DN (Branch Banking &
    Trust Co. LOC)
    1.82%(b)                             10/07/04     $     720   $     720,000
  Rutherford County Industrial Facilities
    & Pollution Control Financing
    Authority RB (All American Homes
    Project) Series 1996 AMT DN (Bank
    One N.A. LOC)
    1.90%(b)                             10/07/04         1,200       1,200,000
  Sampson County Industrial Facilities
    & Pollution Control Financing
    Authority IDRB (Dubose
    Strapping, Inc. Project) Series
    1997 DN (Wachovia Bank N.A.
    LOC) (A-1)
    1.86%(b)                             10/07/04           900         900,000
  University Hospital Chapel Hill RB
    Series 2001B DN (Landesbank
    Hessen-Thuringen Girozentrale
    LOC) (A-1+, VMIG-1)
    1.76%(b)                             10/01/04           300         300,000
  Wake County GO Series 2004A MB
    (Landesbank Hessen-Thuringen
    Girozentrale SBPA)
    (A-1+, MIG-1, F-1+)
    2.00%                                04/01/05         1,000       1,007,897
  Winston-Salem Certificates of
    Participation (Risk Acceptance
    Management Corp. Project) Series
    1988 DN (National Westminster
    Bank LOC) (A-1+)
    1.70%(b)                             10/07/04           485         485,000
  Winston-Salem GO Series 1990 DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.70%(b)                             10/07/04           320         320,000
                                                                  =============
                                                                     49,584,902
                                                                  -------------
Puerto Rico - 15.8%
  Commonwealth of Puerto Rico GO
    Series 2003 PT-1837 DN (FSA
    Insurance, Merrill Lynch Capital
    Services SBPA) (A-1)
    1.68%(b)                             10/07/04         1,500       1,500,000
  Commonwealth of Puerto Rico
    Government Development Bank
    RB Series 1985 DN (Credit Suisse
    LOC) (A-1+, VMIG-1)
    1.59%(b)                             10/07/04         1,650       1,650,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2001 DN (FSA Insurance, Toronto
    Dominion LOC) (A-1+)
    1.68%(b)                             10/01/04         4,000       4,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              25

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
          NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2003 MB (Merrill Lynch Capital
    Services Liquidity Facility)
    (A-1, AA+)
    1.30%                                11/18/04     $   1,760   $   1,760,000
  Commonwealth of Puerto Rico RB
    Series 2004 TRAN
    (SP-1+, MIG-1)
    3.00%                                07/29/05           350         353,794
                                                                  =============
                                                                      9,263,794
                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES - 100.3%
  (Cost $58,848,696(a))                                              58,848,696

LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.3)%                                                (201,946)
                                                                  -------------
NET ASSETS - 100.0% (Equivalent to $1.00
  per share based on 58,177,880 Institutional
  shares, 160,170 Service shares and 318,612
  Investor A shares outstanding)                                  $  58,646,750
                                                                  =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($58,167,859/58,177,880)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
        ($160,341/160,170)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
        ($318,550/318,612)                                        $        1.00
                                                                  =============
-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of
     September 30, 2004, the fund held 13.8% of its net assets, with a current market value of $8,085,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

26

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                      OHIO MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 101.5%
Ohio - 100.9%
  American Municipal Power
    Incorporated GO (Amherst City
    Project) Series 2003 BAN
    1.25%                                12/02/04     $     620   $     620,000
  American Municipal Power
    Incorporated GO (City of Oberlin
    Project) Series 2003 BAN
    1.30%                                12/09/04           565         565,000
  American Municipal Power
    Incorporated GO (Cleveland
    Public Power Project) Series 2004
    BAN
    1.60%                                08/18/05         3,215       3,215,000
  American Municipal Power
    Incorporated GO (Gorsuch Station
    Improvement Project) Series
    2004A BAN
    1.15%                                04/01/05           525         525,000
  American Municipal Power
    Incorporated GO (Milan Village
    Project) Series 2004 BAN
    1.40%                                01/13/05           651         651,250
  American Municipal Power
    Incorporated GO (St. Marys
    Project) Series 2004 BAN
    1.90%                                10/06/05         1,500       1,500,000
  American Municipal Power
    Incorporated GO (Village of
    Woodville Project) Series 2004
    BAN
    2.00%                                07/21/05         1,700       1,700,000
  American Municipal Power
    Incorporated GO Series 2003
    BAN
    1.20%                                11/04/04         1,000       1,000,000
  Ashtabula County IDRB (Brighton
    Manor, Inc. Project) Series 1986
    AMT DN (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04         2,500       2,500,000
  Avon GO Series 2004 BAN
    1.35%                                04/14/05           340         340,449
  Belmont County Water Supply
    Improvement GO Series 2003-2
    BAN
    1.43%                                10/07/04         1,000       1,000,045
  Brooklyn IDRB (Dylon Industries,
    Inc. Project) Series 1999 AMT DN
    (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04           880         880,000
  Butler County GO Series 2004D
    BAN
    2.75%                                09/22/05         3,000       3,032,803
  Champaign County IDRB (Allied
    Signal, Inc. Project) Series 1998
    DN (A-1)
    1.99%(b)                             10/07/04         1,000       1,000,000
  Cincinnati City School District GO
    (School Energy Conservation
    Project) Series 2004 BAN
    (SP-1+, MIG-1)
    2.50%                                09/09/05         3,000       3,024,962

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Cleveland Airport System RB
    (Banque Nationale de Paribas
    Stars & Residual Certificates)
    Series 2004-81B AMT DN (FSA
    Insurance, Banque Nationale de
    Paribas Liquidity Facility)
    1.78%(b)                             10/07/04     $   5,635   $   5,635,000
  Cleveland Airport System RB Series
    1997A AMT MB (FSA Insurance)
    (AAA, Aaa)
    5.50%                                01/01/05         2,250       2,274,714
  Cleveland-Cuyahoga County Port
    Authority RB (Laurel School
    Project) Series 2004 DN
    (KeyBank N.A. LOC)
    1.75%(b)                             10/07/04         1,245       1,245,000
  Columbus GO Series 1998B MB
    (AAA, Aaa)
    5.25%                                05/15/05           400         409,721
  Cuyahoga County Civic Facility RB
    (Orion Services, Inc. Project)
    Series 2001 DN (Bank One N.A.
    LOC)
    1.85%(b)                             10/07/04         3,600       3,600,000
  Cuyahoga County Economic
    Development RB (Berea
    Children's Home Project) Series
    2000 DN (Huntington National
    Bank LOC) (VMIG-1)
    1.79%(b)                             10/07/04         3,055       3,055,000
  Cuyahoga County Hospital
    Improvement RB (University
    Hospitals of Cleveland Project)
    Series 1985 DN (Chase
    Manhattan Bank LOC) (VMIG-1)
    1.66%(b)                             10/01/04         2,200       2,200,000
  Cuyahoga County IDRB (Great
    Lakes Brewing Co. Project) Series
    2001 AMT DN (Huntington
    National Bank LOC)
    1.89%(b)                             10/07/04         1,260       1,260,000
  Cuyahoga County IDRB (Marine
    Mechanical Corp. Project) Series
    2000 AMT DN (Charter One Bank
    LOC)
    1.97%(b)                             10/07/04         2,885       2,885,000
  Cuyahoga County IDRB (Trio
    Diversified Co. Project) Series
    2000 AMT DN (KeyBank N.A.
    LOC)
    1.82%(b)                             10/07/04         1,985       1,985,000
  Delaware County Economic
    Development RB (The Columbus
    Zoological Park Associates, Inc.
    Project) Series 2003 DN
    (Huntington National Bank LOC)
    1.80%(b)                             10/07/04         4,400       4,400,000
  Delaware County IDRB (Air Waves,
    Inc. Project) Series 1995 DN
    (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04           525         525,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              27

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Erie County IDRB (Brighton Manor
    Co. Project) Series 1986 AMT DN
    (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04     $   4,200   $   4,200,000
  Fairfield County GO Series 2003
    BAN
    1.65%                                12/16/04           648         648,557
  Fairfield County GO Series 2004
    BAN
    2.00%                                04/13/05         1,300       1,305,598
  Franklin County Economic
    Development RB (Dominican
    Sisters Project) Series 1994 DN
    (Fifth Third Bank N.A. LOC)
    1.75%(b)                             10/07/04         1,125       1,125,000
  Franklin County Healthcare Facilities
    RB (Heritage Day Health Centers
    Project) Series 2002 DN
    (Huntington National Bank LOC)
    1.80%(b)                             10/07/04         1,275       1,275,000
  Fulton County IDRB (Haas Door Co.
    & Nofziger Doors International,
    Inc. Project) Series 1999 AMT DN
    (National City Bank N.A. LOC)
    1.87%(b)                             10/07/04         1,200       1,200,000
  Geauga County GO Series 2004
    BAN
    1.80%                                08/30/05         1,350       1,352,414
  Geauga County RB (Thistle Lane
    Project) Series 2000 AMT DN
    (Huntington National Bank LOC)
    1.89%(b)                             10/07/04         2,310       2,310,000
  Greene County GO Series 2004
    BAN
    2.25%                                08/18/05           315         316,497
  Greene County IDRB (AFC
    Stamping & Production, Inc.,
    Barsplice Products Project) Series
    1995 AMT DN (KeyBank N.A.
    LOC)
    1.82%(b)                             10/07/04           355         355,000
  Hamilton County Convention
    Facilities Authority RB Series 2004
    MB (FGIC Insurance)
    2.00%                                12/01/04           740         741,049
  Hamilton County Economic
    Development RB (Taft Museum
    Project) Series 2002 DN (Fifth
    Third Bank N.A. LOC)
    1.53%(b)                             10/07/04         4,800       4,800,000
  Hamilton County Electric System RB
    Series 2002A DN (FSA Insurance)
    (VMIG-1)
    1.71%(b)                             10/07/04           700         700,000
  Hamilton County GO Series 2003I
    BAN
    1.36%                                11/10/04         2,300       2,300,646
  Hamilton County Hospital Facilities
    RB (Children's Hospital Medical
    Center Project) Series 2000 DN
    (J.P. Morgan Chase Bank LOC)
    (VMIG-1)
    1.72%(b)                             10/07/04         2,800       2,800,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Hamilton County Hospital Facilities
    RB (Health Alliance Project)
    Series 1997B DN (MBIA
    Insurance) (A-1+, VMIG-1)
    1.70%(b)                              10/07/04    $   5,900   $   5,900,000
  Keystone Local School District GO
    Series 2004 School Improvement
    Bonds (FSA Insurance)
    2.00%                                 12/01/04          275         275,317
  Lancaster GO Series 2004 BAN
    1.90%                                 03/09/05        1,460       1,462,219
  Lebanon GO Series 2004 BAN
    2.40%                                 07/07/05          400         402,104
  Lorain County IDRB (Ohio
    Metallurgical Services Project)
    Series 2001 AMT DN (First Merit
    Bank N.A. LOC)
    1.99%(b)                              10/07/04        2,180       2,180,000
  Mahoning County IDRB (M&J
    Development Ltd. Project) Series
    2002 AMT DN (KeyBank N.A.
    LOC)
    1.82%(b)                              10/07/04        2,680       2,680,000
  Mahoning County IDRB (Serra Land
    Project) Series 1997 AMT DN
    (KeyBank N.A. LOC)
    1.82%(b)                              10/07/04        1,320       1,320,000
  Mahoning County RB (Youngstown
    Iron & Metal, Inc. Project) Series
    1997 AMT DN (National City Bank
    N.A. LOC)
    1.87%(b)                              10/07/04          720         720,000
  Marysville City Sewer Authority GO
    Series 2003 BAN
    1.41%                                 11/10/04        1,000       1,000,280
  Marysville Vehicle & Equipment GO
    Series 2004 MB
    1.47%                                 03/09/05          720         720,927
  Mentor IDRB (Arrow Machine Co.
    Ltd. Project) Series 1997 DN (First
    Merit Bank N.A. LOC)
    1.83%(b)                              10/07/04        1,475       1,475,000
  Montgomery County Healthcare
    Facilities RB Series 2002 DN
    (Bank One N.A. LOC)
    1.85%(b)                              10/07/04        2,600       2,600,000
  North Canton Water System
    Improvement GO Series 2004 MB
    1.45%                                 02/16/05        1,600       1,601,488
  North Olmsted GO Series 2004 BAN
    1.55%                                 05/04/05        1,075       1,076,558
  North Royalton GO Series 2004
    BAN
    1.35%                                 01/20/05        1,000       1,000,599
  Oakwood GO Series 2004 BAN
    1.25%                                 03/17/05        1,200       1,200,919
  Ohio Air Quality Development
    Authority PCRB (Ohio Educational
    Co. Project) Series 1988C AMT
    DN (Wachovia Bank N.A. LOC)
    (A-1+, P-1)
    1.72%(b)                              10/07/04        2,100       2,100,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

28

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Ohio Air Quality Development
    Authority RB (JMG Funding Ltd.
    Partnership Project) Series 1994B
    AMT DN (Westdeutsche
    Landesbank Gironzentrale LOC)
    (A-1+, VMIG-1)
    1.75%(b)                             10/07/04     $     550   $     550,000
  Ohio Higher Educational Facility
    Community RB Series 1999 DN
    (Fifth Third Bank N.A. LOC)
    1.80%(b)                             10/07/04           285         285,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    1.80%(b)                             10/07/04           605         605,000
  Ohio Higher Educational Facility RB
    (Cedarville University Project)
    Series 2004 DN (KeyBank N.A. LOC)
    1.75%(b)                             10/07/04         2,440       2,440,000
  Ohio Housing Finance Agency
    Mortgage RB (Wachovia Merlots
    Trust Receipts) Series 2001A-78
    DN (Wachovia Bank N.A. LOC)
    (VMIG-1)
    1.79%(b)                             10/07/04         2,310       2,310,000
  Ohio Housing Finance Agency
    Mortgage RB Series 2001 AMT
    DN (Bank of America N.A. LOC)
    (VMIG-1)
    1.81%(b)                             10/07/04         1,975       1,975,000
  Ohio Housing Finance Agency
    Multi-Family Housing RB (Lincoln
    Park Association Project) Series
    1985 MB (Bank One N.A. LOC)
    (MIG-1)
    1.50%                                11/01/04           605         605,000
  Ohio IDRB (Ashley Ward, Inc.
    Project) Series 1997 AMT DN
    (Fifth Third Bank N.A. LOC)
    1.85%(b)                             10/07/04           695         695,000
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT DN
    (Bank One N.A. LOC)
    1.90%(b)                             10/07/04         2,415       2,415,000
  Ohio State Building Authority RB
    (Adult Correctional Building Funds
    Project) Series 2001 MB (FSA
    Insurance)
    5.00%                                10/01/05           100         103,309
  Ohio State Public Facilities Community
    Higher Educational Capital Facilities
    RB Series 1995II-A MB (Kredietbank N.V.
    LOC) (AAA, Aaa)
    5.20%                                05/01/05           425         435,034
  Ohio State Solid Waste Facilities RB
    (Pel Technologies LLC Project)
    Series 2002 AMT DN (KeyBank
    N.A. LOC) (VMIG-1)
    1.75%(b)                             10/07/04         1,460       1,460,000
  Olmsted Falls GO Series 2003 BAN
    1.45%                                10/21/04         1,070       1,070,144

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Portage County IDRB (Action Super
    Abrasive Project) Series 1996 AMT
    DN (National City Bank N.A. LOC)
    1.83%(b)                             10/07/04     $     840   $     840,000
  Portage County IDRB
    (Bauer/Hibbard Properties Ltd.
    Project) Series 1998 DN (National
    City Bank N.A. LOC)
    1.87%(b)                             10/07/04           855         855,000
  Richland County GO Series 2004
    BAN
    2.15%                                08/10/05           500         501,685
  Sandusky County IDRB (Brighton
    Manor Co. Project) Series 1986
    AMT DN (Bank One N.A. LOC)
    (VMIG-1)
    1.82%(b)                             10/07/04         2,800       2,800,000
  St. Marys GO Series 2004 BAN
    1.95%                                09/15/05           600         601,409
  Stark County IDRB (Thakar
    Properties LLC Project) Series
    2002 AMT DN (National City Bank
    N.A. LOC)
    1.82%(b)                             10/07/04         4,675       4,675,000
  Strongsville IDRB (Web Plastics Co.
    Project) Series 1997 DN (National
    City Bank N.A. LOC)
    1.87%(b)                             10/07/04           630         630,000
  Summit County Civic Facility RB
    (Akron Area Electrical Joint
    Apprenticeship & Training Trust
    Project) Series 2001 DN
    (KeyBank N.A. LOC)
    1.75%(b)                             10/07/04         1,480       1,480,000
  Summit County IDRB (Austin
    Printing Co., Inc. Project) Series
    1994 AMT DN (Bank One N.A.
    LOC)
    1.87%(b)                             10/07/04           130         130,000
  Summit County IDRB (Flutes LLC
    Project) Series 2002 AMT DN
    (Marshall & Ilsley LOC)
    1.82%(b)                             10/07/04         2,795       2,795,000
  Summit County IDRB (Jendrisak
    Properties Project) Series 2001 AMT
    DN (First Merit Bank N.A. LOC)
    1.99%(b)                             10/07/04         2,260       2,260,000
  Summit County IDRB (KB Compost
    Services, Inc. Project) Series 2001
    AMT DN (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04         2,000       2,000,000
  Summit County IDRB (Sigma
    Properties Project) Series 2000A AMT
    DN (National City Bank N.A. LOC)
    1.87%(b)                             10/07/04         1,290       1,290,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              29

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Summit County IDRB (Waltco Truck
    Equipment Project) Series 1988
    AMT MB (Skandinaviska Enskilda
    LOC)
    2.30%                                01/15/05     $     450   $     450,000
  Summit County Port Authority RB
    (Meadow Lane Building LLC
    Project) Series 2003A AMT DN
    (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04         2,500       2,500,000
  Toledo Multi-Family Housing RB
    (Cherrywood Apartments Project)
    Series 2001 AMT DN (KeyBank
    N.A. LOC)
    1.82%(b)                             10/07/04         2,850       2,850,000
  Toledo School District GO
    (Wachovia Merlots Trust Receipts)
    Series 2004A-15 DN (Wachovia
    Bank N.A. SBPA) (Aaa, VMIG-1)
    1.74%(b)                             10/07/04         3,485       3,485,000
  Trumbull County IDRB (United Steel
    Service, Inc. Project) Series
    2000B AMT DN (Bank One N.A.
    LOC)
    1.95%(b)                             10/07/04           445         445,000
  Union County GO Series 2004
    Memorial Hospital Improvement
    Notes
    2.00%                                04/14/05         2,250       2,260,450
  University of Toledo RB (Societe
    Generale Trust Receipts) Series
    2001 SGA-125 DN (FGIC
    Insurance, Societe Generale
    Liquidity Facility) (A-1+)
    1.75%(b)                             10/07/04         1,355       1,355,000
  Vermilion GO Series 2004 BAN
    1.90%                                10/06/05           415         415,813
  Wapakoneta GO Series 2004 BAN
    1.50%                                02/17/05           850         850,796
  West Chester Township GO Series
    2004 BAN
    2.05%                                08/11/05         2,250       2,258,560
  Western Reserve Housing Development
    Corporation Economic RB (Trumbull
    Metropolitan Housing Project)
    Series 2003 DN (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04         3,555       3,555,000
  Westlake GO Series 2004 BAN
    1.80%                                06/09/05         1,685       1,687,271
  Wood County Economic
    Development RB (Hammill
    Manufacturing Co. Project) Series
    2000 AMT DN (Sky Bank LOC)
    2.70%(b)                             10/07/04         1,735       1,735,000
  Wood County Economic
    Development RB (Precision
    Aggregate II Project) Series 1996
    AMT DN (Mid American National
    Banking & Trust LOC)
    2.70%(b)                             10/07/04         1,895       1,895,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Wood County Economic
    Development RB (Sun Seed
    Holding Co., Inc. Project) Series
    2001A AMT DN (Sky Bank LOC)
    2.70%(b)                             10/07/04     $   1,990   $   1,990,000
  Wood County Economic
    Development RB (Toledo
    Electrical Joint Apprenticeship &
    Training Fund Project) Series
    2000 DN (Sky Bank Financial
    LOC)
    2.70%(b)                             10/07/04         1,030       1,030,000
  Wood County IDRB (TMT Leasing
    LLC Project) Series 2004 DN
    (Huntington National Bank LOC)
    1.90%(b)                             10/07/04         2,250       2,250,000
                                                                  =============
                                                                    170,993,587
                                                                  -------------
Puerto Rico - 0.6%
  Commonwealth of Puerto Rico RB
    Series 2004 TRAN
    (SP-1+, MIG-1)
    3.00%                                07/29/05           995       1,005,786
                                                                  =============

TOTAL INVESTMENTS IN SECURITIES - 101.5%
  (Cost $171,999,373(a))                                            171,999,373
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (1.5)%                                              (2,488,729)
                                                                  =============
NET ASSETS - 100.0%
  (Equivalent to $1.00 per share
  based on 122,044,567
  Institutional shares, 15,313,115
  Service shares and 32,180,159
  Investor A shares outstanding)                                  $ 169,510,644
                                                                  =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($122,029,566/122,044,567)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
    ($15,310,548/15,313,115)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($32,170,530/32,180,159)                                      $        1.00
                                                                  =============
-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

30

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
                  PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 100.9%
Pennsylvania - 97.3%
  Allegheny County IDRB
    (Commonwealth Development
    Parkway Project) Series 1994A
    DN (National City Bank N.A. LOC)
    (Aa3)
    1.73%(b)                             10/07/04     $   3,000   $   3,000,000
  Allegheny County IDRB (UPMC
    Health System Project) Series
    2002C DN (Comerica Bank N.A.
    LOC) (A-1)
    1.71%(b)                             10/07/04         1,900       1,900,000
  Allegheny County IDRB Series
    1996A AMT DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.76%(b)                             10/07/04         2,100       2,100,000
  Allegheny County Port Authority RB
    Series 1999 MB (MBIA Insurance)
    (AAA, Aaa)
    5.25%                                06/01/05         2,885       2,954,182
  Allentown Package Authority RB
    Series 2004 MB (FSA Insurance)
    (Aaa, AAA)
    2.50%                                10/01/05           280         282,481
  Bangor Area School District GO
    Series 1995 MB (AAA)
    5.25%                                03/01/05         1,000       1,017,131
  Berks County IDRB (Backman Co.
    Project) Series 1994 AMT DN
    (M&T Bank Corp. LOC) (P-1)
    1.94%(b)                             10/07/04         1,800       1,800,000
  Berks County IDRB (Beacon
    Container Corp. Project) Series
    1997A AMT DN (Wachovia Bank
    N.A. LOC) (P-1)
    1.86%(b)                             10/07/04           890         890,000
  Berks County IDRB (Tray Pak Co.
    Project) RB Series 2001A AMT
    DN (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         3,705       3,705,000
  Big Beaver Falls Area School District
    GO Series 1999 MB (MBIA
    Insurance) (AAA)
    4.90%                                03/15/05           140         142,295
  Blair County IDRB Series 2003 AMT
    DN (Fulton Bank LOC)
    (A-1, VMIG-1)
    1.90%(b)                             10/07/04         2,205       2,205,000
  Bucks County IDRB (LTL Color
    Compounders Project) Series
    1999B DN (Wachovia Bank N.A.
    LOC)
    1.86%(b)                             10/07/04         1,625       1,625,000
  Bucks County Water and Sewer
    Authority RB Series 2004 MB
    (FGIC Insurance) (AAA, Aaa)
    4.80%                                12/01/04           945         950,324
  Carbon County GO Series 2004 MB
    (MBIA Insurance)
    2.00%                                12/15/04           735         736,257
  Chester County Health & Education
    Facilities Retirement Community
    RB (Kendal Crosslands
    Community Projects) Series 2003
    DN (Allied Irish Bank PLC LOC)
    (A-1)
    1.72%(b)                             10/07/04         2,000       2,000,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Chester County IDRB (RV Industrial,
    Inc. Project) Series 2001AMT DN
    (M&T Bank Corp. LOC) (A-1)
    1.66%(b)                             10/07/04     $   4,400   $   4,400,000
  Chester County Industrial
    Development Authority Student
    Housing RB (University Student
    Housing Limited Project) Series
    2003 DN (Royal Bank of Scotland
    PLC LOC) (VMIG-1)
    1.77%(b)                             10/07/04         5,500       5,500,000
  Crawford County IDRB Series 2000
    AMT DN (National City Bank N.A.
    LOC)
    1.87%(b)                             10/07/04         1,285       1,285,000
  Cumberland County IDRB
    (Lawrence Schiff Silk Co. Project)
    Series 1998 AMT DN (Wachovia
    Bank N.A. LOC)
    1.86%(b)                             10/07/04           990         990,000
  Cumberland County Municipal
    Authority Retirement Community
    RB (Wesley Affiliated Services
    Project) Series 2002C DN (Lloyds
    Bank LOC) (A-1+)
    1.69%(b)                             10/07/04           700         700,000
  Delaware County Authority
    University RB (Villanova University
    Project) Series 2003 MB (FGIC
    Insurance) (AAA, Aaa)
    2.00%                                08/01/05         1,100       1,104,710
  Delaware County IDA Airport
    Facilities RB (UPS Project) Series
    1985 DN (A-1+, Aaa)
    1.61%(b)                             10/01/04        10,000      10,000,000
  Delaware Valley Regional Finance
    Authority Local Government RB
    Series 1985B DN (Toronto
    Dominion LOC) (A-2, VMIG-1)
    1.69%(b)                             10/07/04           700         700,000
  Delaware Valley Regional Finance
    Authority Local Government RB
    Series 1986 DN (Credit Suisse
    LOC) (A-1, VMIG-1)
    1.69%(b)                             10/07/04         3,800       3,800,000
  Delaware Valley Regional Finance
    Authority Local Government RB
    Series 2002 DN (Merrill Lynch &
    Co. SPBA) (A-1+)
    1.74%(b)                             10/07/04         4,995       4,995,000
  Duquesne School District GO Series
    1999 MB (AMBAC Insurance)
    (AAA, Aaa)
    5.00%                                10/01/04           500         500,000
  East Hempfield Township IDRB
    (Herley Industrial, Inc. Project)
    Series 2001 AMT DN (M&T Bank
    Corp. LOC) (A-1)
    1.66%(b)                             10/07/04         2,805       2,805,000
  Erie County IDRB (American Turned
    Products Project) Series 1997
    AMT DN (KeyBank N.A. LOC)
    1.82%(b)                             10/07/04         1,430       1,430,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              31

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Erie County IDRB (Reed
    Manufacturing Project) Series
    1997 AMT DN (National City Bank
    N.A. LOC)
    1.82%(b)                             10/07/04     $     400   $     400,000
  Fayette County IDRB (Dynamic
    Material Corp. Project) Series
    1998 AMT DN (KeyBank N.A.
    LOC)
    1.82%(b)                             10/07/04         2,940       2,940,000
  Ferndale Area School District GO
    Series 2003 MB (MBIA Insurance)
    (AAA, Aaa)
    1.20%                                10/01/04           255         255,000
  Franklin County IDRB
    (Chambersburg Hospital Project)
    Series 2000 DN (AMBAC Insurance,
    Wachovia Bank N.A. SBPA) (A-1+)
    1.79%(b)                             10/07/04         2,160       2,160,000
  Franklin County IDRB (Menno
    Haven Project) Series 2001 DN
    (National Westminster Bank LOC)
    (A-1)
    1.76%(b)                             10/07/04         1,785       1,785,000
  Franklin County IDRB (Precast
    System Project) Series 2001A
    AMT DN (M&T Bank Corp. LOC)
    (A-2, P-1, F-1)
    1.66%(b)                             10/07/04         1,830       1,830,000
  Halifax Area School District GO
    Series 2004 MB (AAA)
    2.00%                                03/01/05           465         466,148
  Horizon Hospital System Authority
    Health & Housing Facility RB (St.
    Paul Homes Project) Series 2002
    DN (M&T Bank Corp. LOC)
    (VMIG-1)
    1.79%(b)                             10/07/04         7,455       7,455,000
  Indiana County IDRB (Conemaugh
    Project) Series 1997A AMT DN
    (Union Bank of Switzerland LOC)
    (VMIG-1)
    1.70%(b)                             10/07/04         2,500       2,500,000
  Lackawanna County IDRB (Herff
    Jones, Inc. Project) Series 2001
    AMT DN (National City Bank N.A.
    LOC)
    1.82%(b)                             10/07/04         2,800       2,800,000
  Lancaster County Hospital Authority
    RB (Health Center Luthercare
    Project) Series 1999 DN (M&T
    Bank Corp. LOC) (A-1)
    1.79%(b)                             10/07/04         5,185       5,185,000
  Lancaster County Hospital Authority
    RB (Lancaster General Hospital
    Project) Series 2002 DN (Fulton
    Bank LOC) (VMIG-1)
    1.84%(b)                             10/07/04         4,000       4,000,000
  Lancaster County Hospital Authority
    RB (Landis Homes Retirement
    Community Project) Series 2002
    DN (M&T Bank Corp. LOC) (A-1)
    1.61%(b)                             10/07/04         4,615       4,615,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Lancaster County Hospital Authority
    RB (Willow Valley Retirement
    Project) Series 2002A DN
    (National Westminster Bank LOC)
    (A-1)
    1.79%(b)                             10/07/04     $  12,800   $  12,800,000
  Lancaster County IDRB (Clean
    Creek Partners Project) Series
    2000 AMT DN (M&T Bank Corp.
    LOC) (A-1)
    1.66%(b)                             10/07/04         5,340       5,340,000
  Lancaster County IDRB (D&P Skibo
    LLC Project) Series 2001 AMT DN
    (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         1,915       1,915,000
  Lancaster County IDRB (John F.
    Martin & Sons Project) Series
    2001 AMT DN (Fulton Bank LOC)
    (A-2)
    1.94%(b)                             10/07/04           800         800,000
  Lancaster County IDRB (Oakfront
    LP Project) Series 2001 AMT DN
    (M&T Bank Corp. LOC)
    (A-2, P-1, F-1)
    1.66%(b)                             10/07/04         2,455       2,455,000
  Lancaster County IDRB Series 1998
    AMT DN (Bank One N.A. LOC)
    1.90%(b)                             10/07/04         1,800       1,800,000
  Lancaster School District GO Series
    2003 MB (FGIC Insurance)
    2.00%                                02/15/05           500         501,759
  Lawrence County IDRB (L&N
    Metallurgical Products Project)
    Series 1996 AMT DN (Banque
    Nationale de Paribas LOC)
    1.97%(b)                             10/07/04         4,305       4,305,000
  Lawrence County IDRB (Villa Maria
    Project) Series 2003 DN (Allied
    Irish Bank PLC LOC) (VMIG-1)
    1.70%(b)                             10/07/04         2,655       2,655,000
  Lebanon County Health Facility RB
    Series 2000 DN (Northern Trust
    LOC) (A-1+)
    1.74%(b)                             10/07/04         3,100       3,100,000
  Lebanon County Health Facility RB
    Series 2002 DN (Fleet National
    Bank SPBA, Radian Insurance)
    (A-1)
    1.79%(b)                             10/07/04         5,300       5,300,000
  Lycoming County IDRB (Brodart Co.
    Project) Series 1998A AMT DN
    (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         1,905       1,905,000
  Lycoming County IDRB (Brodart Co.
    Project) Series 1998C AMT DN
    (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         1,000       1,000,000
  Marple Township GO Series 2004
    MB (AMBAC Insurance) (Aaa)
    2.25%                                12/15/04           275         275,670

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

32

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Mercer County Industrial Authority
    Economic Development RB (Solar
    Atmospheres Western
    Pennsylvania Project) Series 2001
    DN (Fulton Bank LOC) (A-1)
    1.75%(b)                             10/07/04     $   3,020   $   3,020,000
  Montgomery County Higher
    Education & Health Authority RB
    (Pennsylvania Higher Education &
    Health Loan Project) Series
    1996A DN (M&T Bank Corp. LOC)
    (A-2)
    1.79%(b)                             10/07/04         3,005       3,005,000
  Montgomery County IDRB (Apple
    Fresh Foods Ltd. Project) Series
    1996 AMT DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.90%(b)                             10/07/04           740         740,000
  Montgomery County IDRB (Laneko
    Engineering Co. Project) Series
    1999A AMT DN (Wachovia Bank
    N.A. LOC)
    1.81%(b)                             10/07/04         1,330       1,330,000
  North Pocono School District GO
    Series 2003-8 MB (ABN-AMRO
    Bank N.V. SBPA, FGIC Insurance)
    (F-1+)
    1.61%                                01/26/05         9,995       9,995,000
  Northampton County IDRB
    (Bethlehem Contracting Project)
    Series 2001A AMT DN (M&T Bank
    Corp. LOC) (A-2, P-1, F-2)
    1.66%(b)                             10/07/04         3,780       3,780,000
  Northampton County IDRB (Trent
    Family Partnership Project) Series
    2002 AMT DN (Wachovia Bank
    N.A. LOC)
    1.86%(b)                             10/07/04         2,150       2,150,000
  Northampton Township GO Series
    2001 MB (FGIC Insurance)
    (Aaa, AAA)
    3.75%                                05/15/05           175         177,551
  Pennsylvania Economic
    Development Financing Authority
    RB (Homewood Retirement
    Project) Series 1992E DN (M&T
    Bank Corp. LOC) (VMIG-1)
    1.56%(b)                             10/07/04         5,075       5,075,000
  Pennsylvania Economic
    Development Financing Authority
    RB (Material Technology Project)
    Series 2000D AMT DN (Wachovia
    Bank N.A. LOC)
    1.81%(b)                             10/07/04         1,000       1,000,000
  Pennsylvania Economic
    Development Financing Authority
    RB (Reliant Energy Seward
    Project) Series 2001A AMT DN
    (Westdeutsche Landesbank
    Gironzehtrale LOC) (VMIG-1)
    1.74%(b)                             10/07/04         1,500       1,500,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Economic
    Development Financing Authority
    RB (Reliant Energy Seward
    Project) Series 2003A AMT DN
    (Barclays Bank LOC)
    (A-1+, VMIG-1)
    1.76%(b)                             10/07/04     $   1,600   $   1,600,000
  Pennsylvania Economic
    Development Financing Authority
    RB (Wengers Feed Mill, Inc.
    Project) Series 1999B-1 AMT DN
    (Wachovia Bank N.A. LOC)
    1.81%(b)                             10/07/04         1,200       1,200,000
  Pennsylvania Economic
    Development Financing Authority
    RB Series 1999D AMT DN
    (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         2,100       2,100,000
  Pennsylvania Energy Development
    Authority RB (B&W Ebensburg
    Project) Series 1988 DN (Swiss
    Bank LOC) (A-1+, VMIG-1)
    1.71%(b)                             10/07/04         1,000       1,000,000
  Pennsylvania Higher Education
    Assistance Agency Student Loan
    RB Series 1995A DN (Student
    Loan Marketing Association
    Guaranty) (A-1+, VMIG-1)
    1.68%(b)                             10/07/04         3,900       3,900,000
  Pennsylvania Higher Educational
    Assistance Agency RB (Capital
    Acquistion Project) Series 2001
    MB (MBIA Insurance) (AA-, Aa2)
    5.00%                                12/15/04           320         322,549
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 1988A AMT DN
    (Student Loan Marketing
    Association Guaranty)
    (A-1, VMIG-1)
    1.68%(b)                             10/07/04         2,100       2,100,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 1997A AMT DN (Mellon
    Bank LOC) (A-1+, VMIG-1)
    1.70%(b)                             10/07/04         5,400       5,400,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 2001A AMT DN
    (AMBAC Insurance)
    (A-1+, VMIG-1)
    1.70%(b)                             10/07/04         1,000       1,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              33

                                 BLACKROCK FUNDS
                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 2001B AMT DN (State
    Street Banking & Trust SBPA,
    Baverische Landesbank
    Girozentrale SBPA, Lloyds Bank
    SBPA, Westdeutsche Landesbank
    Girozentrale SBPA, FSA
    Insurance) (VMIG-1)
    1.75%(b)                             10/07/04     $   9,600   $   9,600,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 2002A AMT DN (FSA
    Insurance) (A-1+, VMIG-1)
    1.70%(b)                             10/07/04         7,850       7,850,000
  Pennsylvania Higher Educational
    Facilities Authority RB
    (Association of Independent
    Colleges & Universities Project)
    Series 2004M-3 MB (A-1)
    1.10%                                11/01/04         2,000       2,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Carnegie
    Mellon University Project) Series
    1995A DN (Morgan Guaranty
    Trust SBPA) (A-1+)
    1.71%(b)                             10/01/04         6,600       6,600,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Holy
    Family University Project) Series
    2004 DN (Commerce Bank N.A. LOC)
    (VMIG-1)
    1.72%(b)                             10/07/04         2,760       2,760,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Lycoming
    College Project) Series 2003 MB
    (Allied Irish Bank PLC Liquidity
    Facility) (MIG-1)
    1.11%                                11/01/04         5,500       5,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2003 PT-802 DN (Merrill
    Lynch & Co. Guaranty) (A-1, A+)
    1.79%(b)                             10/07/04           920         920,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project) Series
    2003 DN (Allied Irish Bank PLC
    LOC) (A-1)
    1.73%(b)                             10/07/04         2,500       2,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project) Series
    2003 MB (M&T Bank Corp. LOC)
    (MIG-1)
    1.11%                                11/01/04         1,300       1,300,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Thomas
    Jefferson University Project)
    Second Series 2001 DN (Morgan
    Guaranty Trust LOC) (VMIG-1)
    1.69%(b)                             10/07/04           560         560,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Higher Educational
    Facilities Authority RB Series 1998
    DN (Banque Nationale de Paribas
    LOC) (VMIG-1)
    1.76%(b)                             10/07/04     $   3,000   $   3,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    2002A DN (Commerce Bank N.A.
    LOC) (VMIG-1)
    1.72%(b)                             10/07/04         1,000       1,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    2002B DN (Commerce Bank N.A.
    LOC) (VMIG-1)
    1.72%(b)                             10/07/04         4,500       4,500,000
  Pennsylvania Housing Finance
    Agency RB Series 2004-82B AMT
    DN (Landesbank
    Hessen-Thuringen Girozentrale
    LOC) (A-1+, VMIG-1)
    1.67%(b)                             10/07/04         5,000       5,000,000
  Pennsylvania Housing Finance
    Agency Single Family Mortgage
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-2190
    DN (FSA Insurance, Merrill Lynch
    Capital Services SBPA) (VMIG-1)
    1.76%(b)                             10/07/04         2,830       2,830,000
  Pennsylvania Housing Finance
    Agency Single Family Mortgage
    RB Series 2004-83B AMT DN
    (Landesbank Hessen-Thuringen
    Girozentrale LOC) (A-1+, VMIG-1)
    1.68%(b)                             10/07/04         4,000       4,000,000
  Pennsylvania Intergovernmental
    Cooperation Authority RB Series
    1994 MB (FGIC Insurance)
    (AAA, Aaa)
    6.75%                                06/15/05           300         311,215
  Pennsylvania State GO First Series
    1998 MB (AA, Aa2)
    5.00%                                03/01/05         1,000       1,015,034
  Pennsylvania State GO Second
    Series 2002 MB (AA, Aa2)
    4.00%                                10/01/04           200         200,000
  Pennsylvania State GO Second
    Series 2003 DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.74%(b)                             10/07/04         2,885       2,885,000
  Pennsylvania State GO Series 1999
    MB (MBIA Insurance) (AAA, Aaa)
    5.00%                                06/01/05           100         102,278
  Pennsylvania State GO Third Series
    1994 MB (FGIC Insurance)
    (AAA, Aaa)
    6.70%                                11/15/04         2,265       2,313,951
  Pennsylvania State Turnpike
    Commission RB (ABN-AMRO
    Munitops Trust Certificates) Series
    2004-9 MB (AAA, Aaa, MIG-1)
    1.35%                                10/13/04        13,435      13,435,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

34

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania State Turnpike
    Community Oil Franchise Tax RB
    Series 1994A MB (Kredietbank
    LOC) (AAA, Aaa)
    5.50%                                12/01/04     $     250   $     257,118
  Philadelphia Authority for Industrial
    Development Airport RB Series
    1998P-1 AMT DN (FGIC Insurance,
    Bank of America N.A. SBPA)
    1.84%(b)                             10/07/04         5,000       5,000,000
  Philadelphia Authority for Industrial
    Development Health Care Facility
    RB (Greater Philadelphia Health
    System Project) Series 2003 DN
    (Commerce Bank N.A. Liquidity
    Facility) (VMIG-1)
    1.72%(b)                             10/07/04         4,165       4,165,000
  Philadelphia Authority for Industrial
    Development RB (Gift Of Life Donor
    Program Project) Series 2003 DN
    (Commerce Bank N.A. LOC) (A-1,
    VMIG-1, P-1)
    1.72%(b)                             10/07/04         9,100       9,100,000
  Philadelphia Authority for Industrial
    Development RB (Universal
    Community Homes Project) Series
    2003 DN (Wachovia Bank N.A.
    LOC)
    1.79%(b)                             10/07/04         3,000       3,000,000
  Philadelphia Hospital and Higher
    Educational Facilities Authority RB
    (Philadelphia Protestant Home
    Project) Series 2004 DN (Fleet
    National Bank LOC) (VMIG-1)
    1.71%(b)                             10/07/04         4,140       4,140,000
  Philadelphia IDRB (30th Street
    Station Project) Series 1987 AMT
    DN (MBIA Insurance, Bank of
    New York SBPA) (A-1+, VMIG-1)
    1.35%(b)                             10/07/04        14,900      14,900,000
  Philadelphia IDRB (Marketplace
    Redwood Project) Series 2001A
    AMT DN (AMBAC Insurance,
    Landesbank Hessen-Thuringen
    Girozentrale SBPA)
    (A-1+, VMIG-1)
    1.73%(b)                             10/07/04         5,200       5,200,000
  Philadelphia Water & Wastewater
    RB Series 1995 MB (MBIA
    Insurance) (AAA, Aaa)
    6.75%                                08/01/05           375         390,885
  Scranton Lackawanna Health &
    Welfare Authority RB (Wachovia
    Merlots Trust Receipts) Series
    2002A-18 DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.74%(b)                             10/07/04         2,875       2,875,000
  Southcentral General Authority RB
    (Homewood Hanover Project)
    Series 2003 DN (M&T Bank Corp.
    LOC) (A-1)
    1.61%(b)                             10/07/04        18,500      18,500,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Southcentral General Authority RB
    (York Cerebral Palsy Home
    Project) Series 2000 DN (Fulton
    Bank LOC) (A-1)
    1.84%(b)                             10/07/04     $   3,700   $   3,700,000
  Southcentral General Authority RB
    Series 2003 DN (AMBAC
    Insurance) (A-1)
    1.74%(b)                             10/07/04         8,000       8,000,000
  Southeastern Pennsylvania
    Transportation Authority Municipal
    Securities Trust Certificates RB
    (Bear Stearns Municipal Trust
    Certificates) Series 2001-9016A
    DN (FGIC Insurance) (A-1)
    1.74%(b)(c)                          10/07/04        11,575      11,575,000
  State Public School Building
    Authority RB (Harrisburg Area
    Community College Project)
    Series 2004 MB (AMBAC
    Insurance) (AAA, Aaa)
    2.25%                                04/01/05         1,970       1,977,850
  State Public School Building
    Authority RB (Philadelphia School
    District Project) Series 2003-24
    DN (FSA Insurance, ABN-AMRO
    Bank N.V. SBPA) (VMIG-1)
    1.74%(b)                             10/07/04         2,145       2,145,000
  Union County Hospital Authority RB
    (Evangelical Community Hospital
    Project) Series 2004 MB (Radian
    Insurance) (AA)
    2.00%                                08/01/05           330         330,541
  Union County IDRB (Playworld
    Systems, Inc. Project) Series 1999
    AMT DN (Wachovia Bank N.A.
    LOC)
    1.86%(b)                             10/07/04         1,000       1,000,000
  Union County IDRB (Stabler Cos.,
    Inc. Project) Series 2001 AMT DN
    (M&T Bank Corp. LOC) (A-1)
    1.66%(b)                             10/07/04         7,625       7,625,000
  University of Pittsburgh of the
    Commwealth System of Higher
    Education GO Series 2004 RAN
    (SP-1+, MIG-1)
    3.00%                                10/14/05        10,000      10,145,730
  Upper Dauphin IDRB (United
    Church Christ Homes Project)
    Series 2001 DN (First Tennessee
    Bank LOC) (A-1)
    1.79%(b)                             10/07/04         2,500       2,500,000
  Upper Merion General Authority
    Lease RB Series 2003 DN
    (Commerce Bank N.A. LOC)
    (VMIG-1)
    1.72%(b)                             10/07/04         5,570       5,570,000
  Upper Merion Municipal Utility
    Authority RB Series 2003 DN
    (Commerce Bank N.A. LOC)
    (VMIG-1)
    1.72%(b)                             10/07/04         5,515       5,515,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              35

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Upper St. Clair Township GO Series
    2002 MB (FSA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (AAA, MIG-1, F-1+)
    1.38%                                11/17/04     $   9,650   $   9,650,000
  Venango County GO (Scrubgrass
    Project) Series 2004 TECP
    (A-1+, P-1)
    1.23%                                11/10/04         5,000       5,000,000
    1.46%                                12/14/04        35,950      35,950,000
  Washington County GO Series 2004
    TRAN
    2.00%                                12/30/04         1,000       1,001,996
  Westmoreland County IDRB
    (Industrial Development
    McCutcheon Enterprise Project)
    Series 1999 AMT DN (National
    City Bank N.A. LOC)
    1.82%(b)                             10/07/04         2,040       2,040,000
  York County Hospital Authority RB
    (Homewood Retirement Centers
    of The United Church of Christ,
    Inc. Project) Series 1990 DN
    (M&T Bank Corp. LOC) (VMIG-1)
    1.56%(b)                             10/07/04         5,400       5,400,000
  York County IDA Economic
    Development RB (Fypon Limited
    Project) Series 2000 AMT DN
    (M&T Bank Corp. LOC)
    1.89%(b)                             10/07/04         2,700       2,700,000
  York County IDRB (Allied-Signal,
    Inc. Project) Series 1993 DN
    (FGIC Insurance) (A-1)
    1.85%(b)                             10/07/04         1,000       1,000,000
  York County IDRB (Interstate
    Holdings Co. Project) Series 2003
    AMT DN (Wachovia Bank N.A.
    Liquidity Facility)
    1.86%(b)                             10/07/04         1,375       1,375,000
  York County IDRB (York Sheet
    Metal, Inc. Project) Series 1998
    DN (Wachovia Bank N.A. LOC)
    1.86%(b)                             10/07/04         2,620       2,620,000
  York County IDRB Series 2000 AMT
    DN (M&T Bank Corp. LOC) (A-2)
    1.66%(b)                             10/07/04         2,820       2,820,000
  York General Authority RB (Strand
    Capitol Performing Arts Center
    Project) Series 2002 DN (M&T
    Bank Corp. LOC) (A-2)
    1.61%(b)                             10/07/04         3,900       3,900,000

                                                                  =============
                                                                    475,707,655
                                                                  -------------
Puerto Rico - 3.6%
  Commonwealth of Puerto Rico
    Electric Power Authority RB
    (Goldman Sachs Trust Receipts)
    Series 2002-1 DN (MBIA
    Insurance, Bank of New York
    SBPA) (A-1+)
    1.68%(b)                             10/07/04         2,995       2,995,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-1052 DN (Merrill Lynch
    Capital Services Liquidity Facility)
    (A-1)
    1.72%(b)                             10/07/04     $   6,200   $   6,200,000
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds
    (ABN-AMRO Munitops Trust
    Certificates) Series 2000A-17 MB
    (ABN-AMRO Bank N.V. SBPA)
    (MIG-1, F-1+)
    1.60%                                01/26/05         3,500       3,500,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2003 MB (Merrill Lynch Capital
    Services Liquidity Facility)
    (A-1, AA+)
    1.30%                                11/18/04         2,000       2,000,000
  Commonwealth of Puerto Rico RB
    Series 2004 TRAN
    (SP-1+, MIG-1)
    3.00%                                07/29/05         2,810       2,840,460

                                                                  =============
                                                                     17,535,460
                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES - 100.9%
  (Cost $493,243,115(a))                                            493,243,115
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.9)%                                                    (4,600,393)
                                                                  -------------
NET ASSETS - 100.0%
(Equivalent to $1.00 per share based on
  426,116,514 Institutional shares,
  32,875,094 Service shares and
  29,646,545 Investor A shares
  outstanding)                                                    $ 488,642,722
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($426,129,904/426,116,514)                                      $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($32,866,291/32,875,094)                                        $        1.00
                                                                  =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($29,646,527/29,646,545)                                        $        1.00
                                                                  =============
-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of
     September 30, 2004, the fund held 2.4% of its net assets, with a current market value of $11,575,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

36

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS - 100.2%
Virginia - 86.5%
  Alexandria IDRB (Association for
    Supervision & Curriculum
    Development Project) Series 1997
    DN (Wachovia Bank N.A. LOC)
    (A-1)
    1.69%(b)                             10/07/04     $     200   $     200,000
  Alexandria IDRB (Young Men's
    Christian Association of Billings
    Project) Series 1998 DN (M&T
    Bank Corp. LOC) (A-1)
    1.61%(b)                             10/07/04         1,278       1,278,000
  Chesapeake Bay Bridge & Tunnel
    Commonwealth District RB
    (Wachovia Merlots Trust Receipts)
    Series 2003 DN (MBIA Insurance,
    Wachovia Bank N.A. Liquidity
    Facility) (VMIG-1)
    1.74%(b)                             10/01/04           700         700,000
  Chesterfield County IDRB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2004 PT-2133 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (F-1+, AA-)
    1.79%(b)                             10/07/04           250         250,000
  Commonwealth of Virginia
    Transportation Authority RB
    (Citibank Trust Receipts) Series
    1999 DN (Citibank Liquidity
    Facility) (A-1+)
    1.75%(b)                             10/07/04         1,000       1,000,000
  Commonwealth of Virginia
    Transportation Board RB (Citibank
    Trust Receipts) Series 2000
    SG-134 DN (Societe Generale
    SBPA) (A-1C+)
    1.71%(b)                             10/07/04           495         495,000
  Commonwealth of Virginia
    Transportation Board RB (Citibank
    Trust Receipts) Series 2002-1013
    DN (Citibank Liquidity Facility)
    (A-1+)
    1.75%(b)                             10/07/04           395         395,000
  Fairfax County Economic
    Development Authority RB
    (Citibank Trust Receipts) Series
    2003 ROCS-II-R-4024 DN
    (Citigroup Liquidity Facility)
    (VMIG-1)
    1.75%(b)                             10/07/04           700         700,000
  Fairfax County Economic
    Development Authority RB
    (National Industries for Severe
    Handicap Project) Series 2002
    501-C-3 DN (SunTrust Bank LOC)
    (VMIG-1)
    1.69%(b)                             10/07/04           450         450,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988B DN (Inova Health System
    Liquidity Facility) (A-1+, VMIG-1)
    1.63%(b)                             10/07/04           110         110,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988C DN (Inova Health System
    Liquidity Facility) (A-1+, VMIG-1)
    1.68%(b)                             10/07/04           800         800,000

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Fairfax County Redevelopment &
    Housing Authority Lease RB
    (James Lee Community Center
    Project) Series 2004 MB (AA+)
    2.25%                                06/01/05     $     725   $     729,156
  Harrisonburg Redevelopment &
    Housing Authority Lease Purchase
    RB Series 2001A DN (Societe
    Generale LOC) (A-1+)
    1.76%(b)                             10/07/04         1,260       1,260,000
  Henrico County Economic
    Development Authority Residential
    Care Facility RB (Westminster
    Centerbury Project) Series 2003B
    DN (KBC Bank LOC) (VMIG-1)
    1.69%(b)                             10/07/04           100         100,000
  Loudoun County IDRB (Hill School
    Project) Series 2002 DN
    (SunTrust Bank LOC) (AA-, A-1+)
    1.69%(b)                             10/07/04           400         400,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003C DN (A-1+, VMIG-1)
    1.80%(b)                             10/07/04           700         700,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003F DN (A-1+, VMIG-1)
    1.66%(b)                             10/07/04           200         200,000
  Louisa County IDRB (Pooled
    Financing Project) Series 1995
    DN (Bank of America N.A. LOC)
    (A-1)
    1.70%(b)                             10/07/04           100         100,000
  Lynchburg Public Improvement GO
    Series 2003B MB (AA, Aa3)
    2.00%                                02/01/05           600         601,955
  Prince William County GO (Vepco
    Project) Series 2004 TECP
    (A-2, MIG-1)
    1.35%                                12/10/04           700         700,000
  Riverside Regional Jail Authority
    Facilities RB Series 1995 MB
    (Aaa, AAA)
    5.88%                                07/01/05           205         215,719
  University of Virginia RB Series
    2003B-31 DN (Wachovia Bank
    N.A. SBPA) (VMIG-1)
    1.74%(b)                             10/07/04           900         900,000
  Virginia Beach Development
    Authority IDRB (Ocean Ranch
    Motel Corp. Project) Series 1998
    DN (Branch Banking & Trust Co.
    LOC)
    1.72%(b)                             10/07/04           800         800,000
  Virginia Beach Development
    Authority Multi-Family Housing RB
    Series 1999-1146 DN (Merrill
    Lynch Capital Services SBPA)
    1.74%(b)                             10/07/04           250         250,000
  Virginia College Building Authority
    Educational Facilities RB
    (University of Richmond Project)
    Series 1994 MB
    5.55%                                11/01/04           300         301,070

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              37

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
             VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                       MATURITY         (000)         VALUE
                                    --------------    ----------  -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia GO Series 2002 MB
    (AAA, Aaa)
    4.00%                                06/01/05     $     700   $     711,404
  Virginia Public Building Authority RB
    Series 2004 ROCS-RR-II-6027
    DN (Citibank Liquidity Facility)
    (A-1+, AA+)
    1.75%(b)                             10/07/04           700         700,000
  Virginia Resource Authority Clean
    Water State Revolving Fund RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2000 PA-790 DN
    (Merrill Lynch & Co. Guaranty,
    Merrill Lynch Captial Services
    SBPA) (A-1)
    1.71%(b)                             10/07/04           400         400,000

                                                                    ===========
                                                                     15,447,304
                                                                    -----------
Puerto Rico - 13.7%
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds
    (ABN-AMRO Munitops Trust
    Certificates) Series 2000A-17 MB
    (ABN-AMRO Bank N.V. SBPA)
    (MIG-1, F-1+)
    1.60%                                01/26/05           500         500,000
  Commonwealth of Puerto Rico
    Public Improvement GO Series
    2003 MB (Merrill Lynch Capital
    Services Liquidity Facility)
    (A-1, AA+)
    1.30%                                11/18/04           300         300,000
  Commonwealth of Puerto Rico RB
    Series 2004 TRAN
    (SP-1+, MIG-1)
    3.00%                                07/29/05           100         101,084
  Puerto Rico Highway &
    Transportation Authority RB Series
    1998A DN (AMBAC Insurance)
    (A-1+, VMIG-1)
    1.72%(b)                             10/07/04           700         700,000
  Puerto Rico Municipal Finance
    Agency GO Series 1999B MB
    (FSA Insurance) (Aaa, AAA)
    5.00%                                08/01/05           100         102,888
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (CIFG-TCRS Credit Support,
    Morgan Stanley Group Liquidity
    Facility) (AAA, F-1+)
    1.69%(b)                             10/07/04           750         750,000

                                                                  =============
                                                                      2,453,972
                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES - 100.2%
  (Cost $17,901,276(a))                                              17,901,276
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.2)%                                                       (44,216)
                                                                  -------------
NET ASSETS - 100.0% (Equivalent
  to $1.00 per share based on
  17,857,328 Institutional shares
  outstanding)                                                    $  17,857,060
                                                                  =============

                                                                      VALUE
                                                                  -------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($17,857,060/17,857,328)                                        $        1.00
                                                                  =============

-------------------
(a)  Aggregate cost for Federal income tax purposes.
(b)  Rates shown are the rates as of September 30, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

38

                                BLACKROCK FUNDS

                        Key to Investment Abbreviations

      AMBAC ...........American Municipal Bond Assurance Corp.
      AMT .............................Alternative Minimum Tax
      BAN ..............................Bond Anticipation Note
      DN .........................................Demand Notes
      FGIC ...............Financial Guaranty Insurance Company
      FSA ........................Financial Security Assurance
      GO ...................................General Obligation
      IDA ....................Industrial Development Authority
      IDRB ................Industrial Development Revenue Bond
      LOC ....................................Letter of Credit
      MB .......................................Municipal Bond
      MBIA ...............Municipal Bond Insurance Association
      PCRB .....................Pollution Control Revenue Bond
      RAN ...........................Revenue Anticipation Note
      RB .........................................Revenue Bond
      SBPA ...................Stand-by Bond Purchase Agreement
      TAN ..............................Tax Anticipation Notes
      TECP ........................Tax-Exempt Commercial Paper
      TRAN ..................Tax and Revenue Anticipation Note

The ratings provided by Moody's Investors Service, Inc. and Standard & Poor's
Ratings Service of the investments in the various Portfolios are believed to be the most recent ratings available at September 30, 2004. The ratings have not been audited by the Independent Registered Public Accounting Firm and,
therefore, are not covered by the Report of the Independent Registered Public
Accounting Firm.

                                                                              39

                                BLACKROCK FUNDS
                            STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                        U.S. TREASURY       MUNICIPAL
                                                      MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    ----------------   ---------------   ---------------
Investment income:
 Interest .......................................     $ 30,226,531      $  6,147,824      $  6,294,781
                                                      ------------      ------------      ------------
Expenses:
 Investment advisory fee ........................       10,277,602         2,498,865         2,517,646
 Administration fee .............................        1,763,248           463,688           464,462
 Administration fee - class specific ............        2,192,256           527,538           531,503
 Custodian fee ..................................          209,514            69,328            89,817
 Transfer agent fee .............................           97,047            23,672            20,667
 Transfer agent fee - class specific ............          638,934           128,176           146,509
 Shareholder servicing fees - class specific.....        2,071,497           476,444           515,253
 Shareholder processing fees - class
  specific ......................................        1,072,177           295,342           268,787
 Distribution fees - class specific .............          619,353            46,352           147,944
 Legal and audit ................................          232,759            59,402            68,056
 Printing .......................................          227,071            42,194            49,829
 Registration fees and expenses .................          104,807            47,773            54,374
 Trustees' fees .................................           69,684            14,842            15,768
 Other ..........................................          102,874            44,153            37,831
                                                      ------------      ------------      ------------
  Total expenses ................................       19,678,823         4,737,769         4,928,446
   Less investment advisory and
    administration fees waived ..................       (5,142,094)       (1,493,392)       (1,513,210)
   Less administration fees waived -
    class specific ..............................         (156,608)         (106,717)          (58,026)
   Less transfer agent fee waived - class
    specific ....................................           (2,254)                -                 -
   Less distribution fees waived - class
    specific ....................................         (538,260)          (46,352)         (147,944)
   Less shareholder servicing fees
    waived - class specific .....................          (27,009)                -          (353,384)
   Less shareholder processing fees
    waived - class specific .....................          (12,731)                -            (7,222)
   Less expenses reimbursed by advisor...........                -                 -                 -
                                                      ------------      ------------      ------------
  Net expenses ..................................       13,799,867         3,091,308         2,848,660
                                                      ------------      ------------      ------------
Net investment income ...........................       16,426,664         3,056,516         3,446,121
                                                      ------------      ------------      ------------
Net realized gain (loss) on investments .........           76,821             8,597             2,605
                                                      ------------      ------------      ------------
Net increase in net assets resulting
 from operations ................................     $ 16,503,485      $  3,065,113      $  3,448,726
                                                      ============      ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

                                BLACKROCK FUNDS

  NEW JERSEY      NORTH CAROLINA        OHIO        PENNSYLVANIA      VIRGINIA
   MUNICIPAL        MUNICIPAL         MUNICIPAL       MUNICIPAL      MUNICIPAL
 MONEY MARKET      MONEY MARKET     MONEY MARKET    MONEY MARKET    MONEY MARKET
   PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
--------------   ---------------   --------------  --------------  -------------
 $ 1,769,580       $  931,457       $ 1,781,927     $  5,730,638     $ 188,564
 -----------       ----------       -----------     ------------     ---------
     707,804          367,772           635,899        2,246,555        75,421
     133,696           69,468           120,114          423,893        14,246
     149,425           77,641           134,249          474,270        15,922
      23,854           16,074            21,565           61,728         6,597
       7,882            6,782            10,273           30,053         5,289
      35,891           19,679            34,256          111,489         3,627
     145,573            1,179            94,266          153,468           968

      87,557              590            47,539           80,537           968
      14,454              331            26,269           35,557             -
      28,566           17,775            30,511           63,421        13,647
      18,588            1,794            15,996           54,656        (1,056)
      17,113           16,056            13,535           20,458        17,706
       4,326            2,336             3,259           13,898           868
      11,867           10,284             7,868           27,299         4,244
 -----------       ----------       -----------     ------------     ---------
   1,386,596          607,761         1,195,599        3,797,282       158,447

    (475,556)        (342,871)         (424,920)      (1,270,585)      (89,667)

     (36,696)         (17,421)          (37,957)        (144,247)       (8,593)
           -                -                 -                -             -
     (14,454)            (331)          (26,269)         (35,557)            -
           -                -                 -                -          (968)

     (16,403)            (376)                -          (40,726)         (323)
           -                -                 -                -        (7,977)
 -----------       ----------       -----------     ------------     ---------
     843,487          246,762           706,453        2,306,167        50,919
 -----------       ----------       -----------     ------------     ---------
     926,093          684,695         1,075,474        3,424,471       137,645
 -----------       ----------       -----------     ------------     ---------
       6,081           (9,007)                -           34,005           584
 -----------       ----------       -----------     ------------     ---------
 $   932,174       $  675,688       $ 1,075,474     $  3,458,476     $ 138,229
 ===========       ==========       ===========     ============     =========

                                                                              41

                                BLACKROCK FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            MONEY MARKET PORTFOLIO
                                                    ---------------------------------------
                                                          FOR THE             FOR THE
                                                            YEAR                YEAR
                                                           ENDED               ENDED
                                                          9/30/04             9/30/03
                                                    ------------------- -------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................... $    16,426,664      $    31,056,775
  Net realized gain (loss) on investments .........          76,821               12,679
                                                    ----------------     ---------------
  Net increase in net assets resulting from
   operations .....................................      16,503,485           31,069,454
                                                    ----------------     ---------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................     (11,959,475)         (23,276,050)
  Service Class ...................................      (2,148,489)          (4,035,277)
  Hilliard Lyons Class ............................        (553,341)            (840,699)
  Investor A Class ................................      (1,750,399)          (2,866,013)
  Investor B Class ................................         (13,456)             (28,994)
  Investor C Class ................................          (1,504)              (9,742)
                                                    ----------------     ---------------
  Total distributions from net investment
   income .........................................     (16,426,664)         (31,056,775)
                                                    ----------------     ---------------
Capital share transactions ........................  (1,597,395,056)        (689,744,955)
                                                    ----------------     ---------------
  Total increase (decrease) in net assets .........  (1,597,318,235)        (689,732,276)
Net assets:
  Beginning of year ...............................   3,053,696,226        3,743,428,502
                                                    ----------------     ---------------
  End of year ..................................... $ 1,456,377,991      $ 3,053,696,226
                                                    ================     ===============
  End of year undistributed net investment
   income ......................................... $        64,239      $        64,239

                                                               U.S.TREASURY                          MUNICIPAL
                                                          MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                                    ----------------------------------- -----------------------------------
                                                         FOR THE           FOR THE           FOR THE           FOR THE
                                                           YEAR              YEAR              YEAR              YEAR
                                                          ENDED             ENDED             ENDED             ENDED
                                                         9/30/04           9/30/03           9/30/04           9/30/03
                                                    ----------------- ----------------- ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................... $   3,056,516     $   6,369,710     $   3,446,121      $   5,774,749
  Net realized gain (loss) on investments .........         8,597               378             2,605              9,734
                                                    --------------    -------------     -------------      -------------
  Net increase in net assets resulting from
   operations .....................................     3,065,113         6,370,088         3,448,726          5,784,483
                                                    --------------    -------------     -------------      -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................    (2,049,993)       (4,527,100)       (2,271,744)        (3,984,565)
  Service Class ...................................      (864,910)       (1,579,280)         (354,795)          (651,980)
  Hilliard Lyons Class ............................             -                 -          (791,645)        (1,103,413)
  Investor A Class ................................      (141,613)         (263,330)          (27,937)           (34,791)
  Investor B Class ................................             -                 -                 -                  -
  Investor C Class ................................             -                 -                 -                  -
                                                    --------------    -------------     -------------      -------------
  Total distributions from net investment
   income .........................................    (3,056,516)       (6,369,710)       (3,446,121)        (5,774,749)
                                                    --------------    -------------     -------------      -------------
Capital share transactions ........................  (242,262,681)     (181,023,763)     (347,358,162)        (8,863,150)
                                                    --------------    -------------     -------------      -------------
  Total increase (decrease) in net assets .........  (242,254,084)     (181,023,385)     (347,355,557)        (8,853,416)
Net assets:
  Beginning of year ...............................   679,460,247       860,483,632       678,705,635        687,559,051
                                                    --------------    -------------     -------------      -------------
  End of year ..................................... $ 437,206,163     $ 679,460,247     $ 331,350,078      $ 678,705,635
                                                    ==============    =============     =============      =============
  End of year undistributed net investment
   income ......................................... $      46,591     $      46,591     $           -      $           -

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

42

                                BLACKROCK FUNDS

       NEW JERSEY MUNICIPAL              NORTH CAROLINA MUNICIPAL                 OHIO MUNICIPAL
      MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
----------------------------------- ----------------------------------- ----------------------------------
     FOR THE           FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
       YEAR              YEAR              YEAR              YEAR              YEAR             YEAR
      ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
     9/30/04           9/30/03           9/30/04           9/30/03           9/30/04           9/30/03
----------------- ----------------- ----------------- ----------------- ----------------- ----------------
 $     926,093      $   1,284,763    $       684,695    $   1,557,626     $   1,075,474    $   1,453,594
         6,081                  -             (9,007)               -                 -                -
 -------------      -------------    ---------------    -------------     -------------    -------------
       932,174          1,284,763            675,688        1,557,626         1,075,474        1,453,594
 -------------      -------------    ---------------    -------------     -------------    -------------
      (589,129)          (823,960)          (681,816)      (1,554,109)         (861,610)      (1,184,600)
      (274,543)          (388,878)            (1,083)          (1,545)          (92,021)         (93,438)
             -                  -                  -                -                 -                -
       (62,421)           (71,925)            (1,796)          (1,972)         (121,843)        (175,556)
             -                  -                  -                -                 -                -
             -                  -                  -                -                 -                -
 -------------      -------------    ---------------    -------------     -------------    -------------
      (926,093)        (1,284,763)          (684,695)      (1,557,626)       (1,075,474)      (1,453,594)
 -------------      -------------    ---------------    -------------     -------------    -------------
    (6,118,893)        (6,528,126)      (104,373,941)       5,973,563        35,359,206      (12,636,827)
 -------------      -------------    ---------------    -------------     -------------    -------------
    (6,112,812)        (6,528,126)      (104,382,948)       5,973,563        35,359,206      (12,636,827)
   159,363,039        165,891,165        163,029,698      157,056,135       134,151,438      146,788,265
 -------------      -------------    ---------------    -------------     -------------    -------------
 $ 153,250,227      $ 159,363,039    $    58,646,750    $ 163,029,698     $ 169,510,644    $ 134,151,438
 =============      =============    ===============    =============     =============    =============
 $           -      $           -    $             -    $           -     $           -    $           -

                        PENNSYLVANIA MUNICIPAL              VIRGINIA MUNICIPAL
                        MONEY MARKET PORTFOLIO            MONEY MARKET PORTFOLIO
                  ---------------------------------- ---------------------------------
     FOR THE           FOR THE           FOR THE          FOR THE          FOR THE
       YEAR              YEAR             YEAR             YEAR             YEAR
      ENDED             ENDED             ENDED            ENDED            ENDED
     9/30/04           9/30/04           9/30/03          9/30/04          9/30/03
----------------- ----------------- ---------------- ---------------- ----------------
 $     926,093      $   3,424,471    $   4,675,094    $     137,645     $    635,780
         6,081             34,005            1,159              584                -
 -------------      -------------    -------------    -------------     ------------
       932,174          3,458,476        4,676,253          138,229          635,780
 -------------      -------------    -------------    -------------     ------------
      (589,129)        (3,106,702)      (4,040,379)        (133,087)        (209,774)
      (274,543)          (161,394)        (322,428)          (4,558)        (426,006)
             -                  -                -                -                -
       (62,421)          (156,375)        (312,287)               -                -
             -                  -                -                -                -
             -                  -                -                -                -
 -------------      -------------    -------------    -------------     ------------
      (926,093)        (3,424,471)      (4,675,094)        (137,645)        (635,780)
 -------------      -------------    -------------    -------------     ------------
    (6,118,893)        (5,693,646)     (94,515,945)     (45,117,405)        (977,482)
 -------------      -------------    -------------    -------------     ------------
    (6,112,812)        (5,659,641)     (94,514,786)     (45,116,821)        (977,482)
   159,363,039        494,302,363      588,817,149       62,973,881       63,951,363
 -------------      -------------    -------------    -------------     ------------
 $ 153,250,227      $ 488,642,722    $ 494,302,363    $  17,857,060     $ 62,973,881
 =============      =============    =============    =============     ============
 $           -      $           -    $           -    $           -     $          -

                                                                              43

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                                            NET
                                      ASSET                      DISTRIBUTIONS       ASSET
                                      VALUE           NET           FROM NET         VALUE
                                    BEGINNING     INVESTMENT       INVESTMENT        END OF
                                    OF PERIOD       INCOME           INCOME          PERIOD
                                   ===========   ============   ===============   ===========
     ------------
     Money Market Portfolio
     ------------
     Institutional Class
     9/30/04                        $   1.00      $   0.0083     $   (0.0083)      $   1.00
     9/30/03                            1.00          0.0103         (0.0103)          1.00
     9/30/02                            1.00          0.0186         (0.0186)          1.00
     9/30/01                            1.00          0.0496         (0.0496)          1.00
     9/30/00                            1.00          0.0582         (0.0582)          1.00
     Service Class
     9/30/04                        $   1.00      $   0.0054     $   (0.0054)      $   1.00
     9/30/03                            1.00          0.0073         (0.0073)          1.00
     9/30/02                            1.00          0.0156         (0.0156)          1.00
     9/30/01                            1.00          0.0466         (0.0466)          1.00
     9/30/00                            1.00          0.0552         (0.0552)          1.00
     Hilliard Lyons Class
     9/30/04                        $   1.00      $   0.0043     $   (0.0043)      $   1.00
     9/30/03                            1.00          0.0056         (0.0056)          1.00
     9/30/02                            1.00          0.0139         (0.0139)          1.00
     9/30/01                            1.00          0.0450         (0.0450)          1.00
     10/18/991 through 9/30/00          1.00          0.0518         (0.0518)          1.00
     Investor A Class
     9/30/04                        $   1.00      $   0.0044     $   (0.0044)      $   1.00
     9/30/03                            1.00          0.0056         (0.0056)          1.00
     9/30/02                            1.00          0.0139         (0.0139)          1.00
     9/30/01                            1.00          0.0449         (0.0449)          1.00
     9/30/00                            1.00          0.0539         (0.0539)          1.00
     Investor B Class
     9/30/04                        $   1.00      $   0.0015     $   (0.0015)      $   1.00
     9/30/03                            1.00          0.0014         (0.0014)          1.00
     9/30/02                            1.00          0.0079         (0.0079)          1.00
     9/30/01                            1.00          0.0389         (0.0389)          1.00
     9/30/00                            1.00          0.0475         (0.0475)          1.00
     Investor C Class
     9/30/04                        $   1.00      $   0.0014     $   (0.0014)      $   1.00
     9/30/03                            1.00          0.0014         (0.0014)          1.00
     9/30/02                            1.00          0.0078         (0.0078)          1.00
     9/30/01                            1.00          0.0389         (0.0389)          1.00
     9/30/00                            1.00          0.0475         (0.0475)          1.00
     -------------------
     U.S. Treasury Money Market Portfolio
     -------------------
     Institutional Class
     9/30/04                        $   1.00      $   0.0072     $   (0.0072)      $   1.00
     9/30/03                            1.00          0.0091         (0.0091)          1.00
     9/30/02                            1.00          0.0166         (0.0166)          1.00
     9/30/01                            1.00          0.0464         (0.0464)          1.00
     9/30/00                            1.00          0.0543         (0.0543)          1.00
     Service Class
     9/30/04                        $   1.00      $   0.0042     $   (0.0042)      $   1.00
     9/30/03                            1.00          0.0061         (0.0061)          1.00
     9/30/02                            1.00          0.0136         (0.0136)          1.00
     9/30/01                            1.00          0.0435         (0.0435)          1.00
     9/30/00                            1.00          0.0513         (0.0513)          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

                                BLACKROCK FUNDS

                                                                                                   RATIO OF NET
                    NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS           RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF       NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD         AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN          (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ============   =================   =====================   ===================   ==================
      0.84%     $  593,380          0.42%                 0.63%                  0.78%                  0.57%
      1.04       2,006,202          0.42                  0.62                   1.04                   0.84
      1.87       2,462,579          0.42                  0.61                   1.86                   1.67
      5.08       2,507,649          0.42                  0.60                   4.96                   4.79
      5.98       2,231,404          0.42                  0.60                   5.83                   5.65

      0.54%     $  374,441          0.71%                 0.93%                  0.54%                  0.32%
      0.74         431,854          0.72                  0.94                   0.74                   0.53
      1.57         567,574          0.72                  0.91                   1.60                   1.41
      4.77         853,306          0.72                  0.90                   4.66                   4.49
      5.66         629,769          0.72                  0.90                   5.49                   5.31

      0.43%     $  116,254          0.82%                 1.13%                  0.42%                  0.11%
      0.57         148,277          0.89                  1.10                   0.56                   0.34
      1.40         144,271          0.89                  1.08                   1.40                   1.21
      4.59         163,056          0.89                  1.07                   4.49                   4.31
      5.30         154,279          0.912                 1.092                  5.432                  5.252

      0.44%     $  362,495          0.82%                 1.13%                  0.43%                  0.12%
      0.57         451,676          0.89                  1.11                   0.57                   0.36
      1.39         539,268          0.89                  1.08                   1.38                   1.19
      4.59         531,518          0.89                  1.07                   4.43                   4.25
      5.53         405,740          0.85                  1.03                   5.37                   5.19

      0.15%     $    8,924          1.10%                 1.79%                  0.14%                 (0.55)%
      0.14          13,490          1.34                  1.86                   0.15                  (0.37)
      0.79          21,864          1.49                  1.839                  0.77                   0.429
      3.96          15,853          1.49                  1.829                  3.64                   3.319
      4.85           6,371          1.49                  1.829                  4.84                   4.519

      0.15%     $      884          1.10%                 1.79%                  0.14%                 (0.56)%
      0.14           2,197          1.35                  1.86                   0.15                  (0.35)
      0.79           7,873          1.49                  1.839                  0.79                   0.459
      3.96           9,429          1.49                  1.829                  3.68                   3.359
      4.85           4,134          1.49                  1.829                  4.77                   4.449

      0.72%     $  176,136          0.41%                 0.70%                  0.68%                  0.39%
      0.92         379,240          0.41                  0.70                   0.93                   0.64
      1.68         526,344          0.41                  0.68                   1.62                   1.35
      4.74         380,200          0.41                  0.68                   4.61                   4.34
      5.56         317,272          0.41                  0.68                   5.43                   5.16

      0.42%     $  219,788          0.71%                 0.99%                  0.41%                  0.13%
      0.62         250,314          0.71                  1.00                   0.61                   0.32
      1.37         265,841          0.71                  0.98                   1.39                   1.11
      4.43         398,130          0.71                  0.98                   4.39                   4.12
      5.25         412,321          0.71                  0.98                   5.10                   4.83

                                                                              45

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                                            NET
                                      ASSET                      DISTRIBUTIONS       ASSET
                                      VALUE           NET           FROM NET         VALUE
                                    BEGINNING     INVESTMENT       INVESTMENT        END OF
                                    OF PERIOD       INCOME           INCOME          PERIOD
                                   ===========   ============   ===============   ===========
     --------------------------
     U.S. Treasury Money Market Portfolio (Continued)
     --------------------------
     Investor A Class
     9/30/04                        $   1.00      $   0.0031     $   (0.0031)      $   1.00
     9/30/03                            1.00          0.0044         (0.0044)          1.00
     9/30/02                            1.00          0.0119         (0.0119)          1.00
     9/30/01                            1.00          0.0417         (0.0417)          1.00
     9/30/00                            1.00          0.0497         (0.0497)          1.00
     Investor B Class
     1/10/001 through 2/7/00        $   1.00      $   0.0037     $   (0.0037)      $   1.00
     Investor C Class
     1/22/023 through 2/6/02        $   1.00      $   0.0003     $   (0.0003)      $   1.00
     ------------------
     Municipal Money Market Portfolio
     ------------------
     Institutional Class
     9/30/04                        $   1.00      $   0.0073     $   (0.0073)      $   1.00
     9/30/03                            1.00          0.0092         (0.0092)          1.00
     9/30/02                            1.00          0.0142         (0.0142)          1.00
     9/30/01                            1.00          0.0315         (0.0315)          1.00
     9/30/00                            1.00          0.0356         (0.0356)          1.00
     Service Class
     9/30/04                        $   1.00      $   0.0043     $   (0.0043)      $   1.00
     9/30/03                            1.00          0.0062         (0.0062)          1.00
     9/30/02                            1.00          0.0112         (0.0112)          1.00
     9/30/01                            1.00          0.0285         (0.0285)          1.00
     9/30/00                            1.00          0.0326         (0.0326)          1.00
     Hilliard Lyons Class
     9/30/04                        $   1.00      $   0.0056     $   (0.0056)      $   1.00
     9/30/03                            1.00          0.0070         (0.0070)          1.00
     9/30/02                            1.00          0.0120         (0.0120)          1.00
     9/30/01                            1.00          0.0292         (0.0292)          1.00
     10/26/991 through 9/30/00          1.00          0.0316         (0.0316)          1.00
     Investor A Class
     9/30/04                        $   1.00      $   0.0042     $   (0.0042)      $   1.00
     9/30/03                            1.00          0.0048         (0.0048)          1.00
     9/30/02                            1.00          0.0095         (0.0095)          1.00
     9/30/01                            1.00          0.0268         (0.0268)          1.00
     9/30/00                            1.00          0.0309         (0.0309)          1.00
     ------------------------
     New Jersey Municipal Money Market Portfolio
     ------------------------
     Institutional Class
     9/30/04                        $   1.00      $   0.0074     $   (0.0074)      $   1.00
     9/30/03                            1.00          0.0089         (0.0089)          1.00
     9/30/02                            1.00          0.0134         (0.0134)          1.00
     9/30/01                            1.00          0.0305         (0.0305)          1.00
     9/30/00                            1.00          0.0347         (0.0347)          1.00
     Service Class
     9/30/04                        $   1.00      $   0.0044     $   (0.0044)      $   1.00
     9/30/03                            1.00          0.0059         (0.0059)          1.00
     9/30/02                            1.00          0.0104         (0.0104)          1.00
     9/30/01                            1.00          0.0275         (0.0275)          1.00
     9/30/00                            1.00          0.0317         (0.0317)          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

                                BLACKROCK FUNDS

                                                                                                  RATIO OF NET
                   NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS          RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF      NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD        AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN         (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ===========   =================   =====================   ===================   ==================
      0.31%     $  41,283          0.82%                 1.19%                  0.31%               (0.06)%
      0.44         49,906          0.88                  1.17                   0.47                 0.17
      1.20         68,299          0.88                  1.16                   1.15                 0.87
      4.26         35,178          0.88                  1.15                   4.17                 3.90
      5.09         31,808          0.86                  1.13                   4.91                 4.64

      0.37%     $      -4          1.48%2                1.75%2                 4.70%2               4.43%2
      0.03%     $      -8          1.48%2                1.76%2                 0.72%2               0.44%2
      0.73%     $ 126,534          0.42%                 0.71%                  0.69%                0.41%
      0.92        437,613          0.42                  0.71                   0.92                 0.64
      1.43        428,743          0.42                  0.70                   1.41                 1.13
      3.19        491,052          0.42                  0.69                   3.11                 2.83
      3.62        314,307          0.42                  0.70                   3.63                 3.35

      0.43%     $  70,344          0.72%                 1.00%                  0.42%                0.14%
      0.62         88,769          0.72                  1.01                   0.63                 0.34
      1.12        104,474          0.72                  1.00                   1.13                 0.85
      2.88        138,402          0.72                  0.99                   2.82                 2.54
      3.31        112,807          0.72                  1.00                   3.23                 2.95

      0.57%     $ 127,151          0.59%                 1.13%                  0.56%                0.02%
      0.70        143,305          0.64                  0.93                   0.70                 0.41
      1.20        147,755          0.64                  0.92                   1.17                 0.89
      2.96        101,506          0.64                  0.94                   2.92                 2.63
      3.21        105,572          0.662                 0.942                  3.422                3.142

      0.43%     $   7,322          0.72%                 1.19%                  0.42%               (0.05)%
      0.49          9,019          0.85                  1.18                   0.47                 0.15
      0.95          6,587          0.89                  1.17                   0.96                 0.68
      2.71          9,013          0.89                  1.16                   2.65                 2.37
      3.13          7,396          0.89                  1.17                   3.09                 2.81

      0.74%     $  80,530          0.39%                 0.72%                  0.74%                0.40%
      0.89         77,267          0.39                  0.72                   0.89                 0.56
      1.35         86,573          0.39                  0.71                   1.34                 1.02
      3.10         97,007          0.39                  0.70                   3.03                 2.72
      3.52         82,080          0.39                  0.70                   3.45                 3.14

      0.44%     $  59,899          0.69%                 1.01%                  0.44%                0.12%
      0.59         64,313          0.69                  1.02                   0.59                 0.26
      1.04         65,074          0.69                  1.01                   1.04                 0.71
      2.79         60,296          0.69                  1.00                   2.75                 2.44
      3.21         55,177          0.69                  1.00                   3.23                 2.92

                                                                              47

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                                            NET
                                     ASSET                      DISTRIBUTIONS       ASSET
                                     VALUE           NET           FROM NET         VALUE
                                   BEGINNING     INVESTMENT       INVESTMENT        END OF
                                   OF PERIOD       INCOME           INCOME          PERIOD
                                  ===========   ============   ===============   ===========
     ------------------------------
     New Jersey Municipal Money Market Portfolio (Continued)
     ------------------------------
     Investor A Class
     9/30/04                       $   1.00      $   0.0044     $   (0.0044)      $   1.00
     9/30/03                           1.00          0.0045         (0.0045)          1.00
     9/30/02                           1.00          0.0087         (0.0087)          1.00
     9/30/01                           1.00          0.0258         (0.0258)          1.00
     9/30/00                           1.00          0.0292         (0.0292)          1.00
     Investor B Class
     10/1/99 through 2/8/00        $   1.00      $   0.0077     $   (0.0077)      $   1.00
     --------------------------
     North Carolina Municipal Money Market Portfolio
     --------------------------
     Institutional Class
     9/30/04                       $   1.00      $   0.0084     $   (0.0084)      $   1.00
     9/30/03                           1.00          0.0097         (0.0097)          1.00
     9/30/02                           1.00          0.0134         (0.0134)          1.00
     9/30/01                           1.00          0.0313         (0.0313)          1.00
     9/30/00                           1.00          0.0362         (0.0362)          1.00
     Service Class
     9/30/04                       $   1.00      $   0.0054     $   (0.0054)      $   1.00
     9/30/03                           1.00          0.0067         (0.0067)          1.00
     9/30/02                           1.00          0.0104         (0.0104)          1.00
     9/30/01                           1.00          0.0283         (0.0283)          1.00
     9/30/00                           1.00          0.0332         (0.0332)          1.00
     Investor A Class
     9/30/04                       $   1.00      $   0.0054     $   (0.0054)      $   1.00
     9/30/03                           1.00          0.0053         (0.0053)          1.00
     9/30/02                           1.00          0.0082         (0.0082)          1.00
     9/30/01                           1.00          0.0266         (0.0266)          1.00
     9/30/00                           1.00          0.0315         (0.0315)          1.00
     Investor B Class
     10/1/01 through 12/14/01      $   1.00      $   0.0012     $   (0.0012)      $   1.00
     9/30/01                           1.00          0.0203         (0.0203)          1.00
     1/12/001 through 9/30/00          1.00          0.0185         (0.0185)          1.00
     ---------------------
     Ohio Municipal Money Market Portfolio
     ---------------------
     Institutional Class
     9/30/04                       $   1.00      $   0.0087     $   (0.0087)      $   1.00
     9/30/03                           1.00          0.0105         (0.0105)          1.00
     9/30/02                           1.00          0.0154         (0.0154)          1.00
     9/30/01                           1.00          0.0331         (0.0331)          1.00
     9/30/00                           1.00          0.0361         (0.0361)          1.00
     Service Class
     9/30/04                       $   1.00      $   0.0057     $   (0.0057)      $   1.00
     9/30/03                           1.00          0.0075         (0.0075)          1.00
     9/30/02                           1.00          0.0124         (0.0124)          1.00
     9/30/01                           1.00          0.0301         (0.0301)          1.00
     9/30/00                           1.00          0.0331         (0.0331)          1.00
     Investor A Class
     9/30/04                       $   1.00      $   0.0046     $   (0.0046)      $   1.00
     9/30/03                           1.00          0.0058         (0.0058)          1.00
     9/30/02                           1.00          0.0107         (0.0107)          1.00
     9/30/01                           1.00          0.0284         (0.0284)          1.00
     9/30/00                           1.00          0.0313         (0.0313)          1.00
     -------------------------
     Pennsylvania Municipal Money Market
     Portfolio
     -------------------------
     Institutional Class
     9/30/04                       $   1.00      $   0.0073     $   (0.0073)      $   1.00
     9/30/03                           1.00          0.0093         (0.0093)          1.00
     9/30/02                           1.00          0.0131         (0.0131)          1.00
     9/30/01                           1.00          0.0299         (0.0299)          1.00
     9/30/00                           1.00          0.0354         (0.0354)          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

                                BLACKROCK FUNDS

                                                                                                  RATIO OF NET
                   NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS          RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF      NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD        AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN         (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ===========   =================   =====================   ===================   ==================
      0.44%     $  12,821          0.69%                 1.21%                  0.43%               (0.09)%
      0.45         17,783          0.82                  1.19                   0.44                 0.07
      0.87         14,244          0.86                  1.18                   0.87                 0.54
      2.61         16,417          0.86                  1.17                   2.40                 2.09
      2.96          6,421          0.93                  1.24                   2.86                 2.55

      0.77%     $       -4         1.46%2                1.77%2                 2.33%2               2.02%2
      0.85%     $  58,168          0.30%                 0.74%                  0.84%                0.40%
      0.97        162,465          0.30                  0.74                   0.96                 0.53
      1.35        156,476          0.30                  0.72                   1.32                 0.90
      3.18        115,139          0.30                  0.70                   3.10                 2.70
      3.68        102,155          0.30                  0.72                   3.62                 3.20

      0.54%     $     160          0.60%                 1.03%                  0.55%                0.11%
      0.67            227          0.60                  1.04                   0.63                 0.20
      1.05            205          0.60                  1.02                   1.14                 0.71
      2.87            519          0.60                  1.00                   2.80                 2.40
      3.37            649          0.60                  1.02                   3.20                 2.78

      0.55%     $     319          0.60%                 1.23%                  0.54%               (0.09)%
      0.53            338          0.74                  1.21                   0.53                 0.06
      0.88            375          0.77                  1.19                   0.88                 0.46
      2.70            415          0.77                  1.17                   2.52                 2.12
      3.20            358          0.77                  1.19                   3.15                 2.73

      0.12%     $       -6         1.37%2                1.79%2                 0.60%2               0.18%2
      2.05              6          1.37                  1.77                   2.02                 1.62
      1.86              6          1.372                 1.792                  2.612                2.192

      0.87%     $ 122,030          0.39%                 0.72%                  0.87%                0.54%
      1.06         94,936          0.39                  0.72                   1.05                 0.71
      1.55        104,426          0.39                  0.72                   1.52                 1.19
      3.36         77,620          0.39                  0.71                   3.31                 2.98
      3.67         52,095          0.39                  0.71                   3.60                 3.28

      0.57%     $  15,311          0.69%                 1.01%                  0.56%                0.24%
      0.75         13,061          0.69                  1.03                   0.75                 0.41
      1.25         11,511          0.69                  1.02                   1.19                 0.87
      3.05         12,667          0.69                  1.01                   2.95                 2.63
      3.36         10,284          0.69                  1.01                   3.29                 2.97

      0.46%     $  32,171          0.80%                 1.20%                  0.46%                0.06%
      0.58         26,154          0.86                  1.19                   0.59                 0.25
      1.07         30,851          0.86                  1.18                   1.09                 0.77
      2.88         44,050          0.86                  1.18                   2.84                 2.51
      3.18         41,010          0.87                  1.19                   3.13                 2.81

      0.73%     $ 426,130          0.42%                 0.71%                  0.73%                0.44%
      0.93        416,412          0.42                  0.71                   0.93                 0.64
      1.31        466,039          0.42                  0.70                   1.30                 1.02
      3.03        459,885          0.42                  0.69                   2.97                 2.70
      3.60        400,378          0.42                  0.68                   3.53                 3.27

                                                                              49

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                                            NET
                                      ASSET                      DISTRIBUTIONS       ASSET
                                      VALUE           NET           FROM NET         VALUE
                                    BEGINNING     INVESTMENT       INVESTMENT        END OF
                                    OF PERIOD       INCOME           INCOME          PERIOD
                                   ===========   ============   ===============   ===========
     -------------------------------
     Pennsylvania Municipal Money Market Portfolio (Continued)
     -------------------------------
     Service Class
     9/30/04                        $   1.00      $   0.0043     $   (0.0043)      $   1.00
     9/30/03                            1.00          0.0063         (0.0063)          1.00
     9/30/02                            1.00          0.0101         (0.0101)          1.00
     9/30/01                            1.00          0.0269         (0.0269)          1.00
     9/30/00                            1.00          0.0324         (0.0324)          1.00
     Investor A Class
     9/30/04                        $   1.00      $   0.0045     $   (0.0045)      $   1.00
     9/30/03                            1.00          0.0049         (0.0049)          1.00
     9/30/02                            1.00          0.0084         (0.0084)          1.00
     9/30/01                            1.00          0.0252         (0.0252)          1.00
     9/30/00                            1.00          0.0304         (0.0304)          1.00
     Investor Class B
     12/12/011 through 4/9/02       $   1.00      $   0.0003     $   (0.0003)      $   1.00
     ----------------------
     Virginia Municipal Money Market Portfolio
     ----------------------
     Institutional Class
     9/30/04                        $   1.00      $   0.0082     $   (0.0082)      $   1.00
     9/30/03                            1.00          0.0094         (0.0094)          1.00
     9/30/02                            1.00          0.0144         (0.0144)          1.00
     9/30/01                            1.00          0.0323         (0.0323)          1.00
     9/30/00                            1.00          0.0367         (0.0367)          1.00
     Service Class
     10/01/03 through 10/07/03      $   1.00      $   0.0001     $   (0.0001)      $   1.00
     9/30/03                            1.00          0.0084         (0.0084)          1.00
     9/30/02                            1.00          0.0124         (0.0124)          1.00
     9/30/01                            1.00          0.0293         (0.0293)          1.00
     9/30/00                            1.00          0.0337         (0.0337)          1.00
     Investor A Class
     10/1/01 through 3/12/02        $   1.00      $   0.0051     $   (0.0051)      $   1.00
     9/30/01                            1.00          0.0276         (0.0276)          1.00
     9/30/005                           1.00          0.0288         (0.0288)          1.00

    1 Commencement of operations of share class.

    2 Annualized.

    3 Reissuance of shares.

    4 There were no Investor B shares outstanding as of September 30, 2000.

    5 This class has opened, closed and then reopened during the fiscal year.
      The financial highlights are reflective of the cumulative periods that the class opened.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

                                BLACKROCK FUNDS

                                                                                                  RATIO OF NET
                   NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS          RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF      NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD        AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN         (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ===========   =================   =====================   ===================   ==================
      0.43%     $ 32,866       0.72%               0.99%                   0.43%                     0.15%
      0.63        44,164       0.72                1.01                    0.64                      0.35
      1.01        54,574       0.72                1.01                    1.01                      0.73
      2.72        75,431       0.72                0.99                    2.73                      2.46
      3.29        83,474       0.72                0.98                    3.25                      2.99

      0.45%     $ 29,647       0.70%               1.17%                   0.44%                    (0.03)%
      0.49        33,726       0.87                1.18                    0.51                      0.19
      0.84        68,204       0.88                1.16                    0.83                      0.55
      2.54        75,332       0.89                1.16                    2.46                      2.19
      3.08        62,421       0.92                1.18                    3.00                      2.74

      0.05%     $      -6      1.49%2              1.76%2                  0.14%2                   (0.13)%2

      0.82%     $ 17,857       0.30%               0.89%                   0.83%                     0.23%
      0.95        21,963       0.30                0.75                    0.93                      0.48
      1.45        19,808       0.30                0.75                    1.50                      1.06
      3.28        53,823       0.30                0.73                    3.26                      2.83
      3.73        61,561       0.30                0.74                    3.65                      3.21

      0.01%     $    -10       0.40%2              1.06%2                  0.71%2                    0.04%2
      0.85        41,011       0.40                1.05                    0.85                      0.19
      1.25        44,143       0.40                1.00                    1.19                      0.60
      2.97           611       0.60                1.03                    2.94                      2.51
      3.42           458       0.60                1.04                    3.17                      2.73

      0.51%     $      -7      0.77%2              1.20%2                  1.21%2                    0.77%2
      2.80         3,008       0.77                1.20                    2.72                      2.28
      2.92         3,020       0.87                1.31                    3.11                      2.67
                                                                              51

    6  There were no Investor B shares outstanding as of September 30, 2002.
    7  There were no Investor A shares outstanding as of September 30, 2002.
    8  There were no Investor C shares outstanding as of September 30, 2002.
    9  Certain prior year amounts were reclassified to conform to current year presentation.
    10 There were no Service shares outstanding as of September 30, 2004.

                                                                              51

                                 BLACKROCK FUNDS
                          NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, eight of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation - Portfolio securities are valued under the amortized cost method which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each
Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

     Dividends to Shareholders - Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Investment Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreements are conditioned upon the collateral being deposited under the
Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
"generally accepted accounting principles" requires the use of management estimates. Actual results could differ from these estimates.

     Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

52

                                BLACKROCK FUNDS

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                                                     Share Classes
                                            Institutional               Service               Hilliard Lyons
                                        Contractual    Actual    Contractual    Actual    Contractual    Actual
               Portfolio                    Fees      Fees (4)     Fees (1)    Fees (4)     Fees (2)    Fees (4)
Money Market                                None        None        0.25%        0.25%         0.35%      0.25%
U.S. Treasury Money Market                  None        None        0.25%        0.25%          N/A        N/A
Municipal Money Market                      None        None        0.25%        0.25%         0.35%      None
New Jersey Municipal Money Market           None        None        0.25%        0.25%          N/A        N/A
North Carolina Municipal Money Market       None        None        0.25%        0.25%          N/A        N/A
Ohio Municipal Money Market                 None        None        0.25%        0.25%          N/A        N/A
Pennsylvania Municipal Money Market         None        None        0.25%        0.25%          N/A        N/A
Virginia Municipal Money Market             None        None         N/A          N/A           N/A        N/A

                                                                     Share Classes
                                              Investor A               Investor B              Investor C
                                        Contractual    Actual    Contractual    Actual    Contractual    Actual
               Portfolio                  Fees (2)    Fees (4)     Fees (3)    Fees (4)     Fees (3)    Fees (4)
Money Market                                0.35%       0.25%       1.00%        0.75%         1.00%      0.75%
U.S. Treasury Money Market                  0.35%       0.25%        N/A          N/A           N/A        N/A
Municipal Money Market                      0.35%       0.25%        N/A          N/A           N/A        N/A
New Jersey Municipal Money Market           0.35%       0.25%        N/A          N/A           N/A        N/A
North Carolina Municipal Money Market       0.35%       0.25%        N/A          N/A           N/A        N/A
Ohio Municipal Money Market                 0.35%       0.25%        N/A          N/A           N/A        N/A
Pennsylvania Municipal Money Market         0.35%       0.25%        N/A          N/A           N/A        N/A
Virginia Municipal Money Market              N/A         N/A         N/A          N/A           N/A        N/A

(1)  - the maximum annual contractual fees are comprised of a .25% service fee.
(2)  - the maximum annual contractual fees are comprised of a .10% distribution fee and a .25% service fee.
(3)  - the maximum annual contractual fees are comprised of a .75% distribution fee and a .25% service fee.
(4)  - the actual fees are as of September 30, 2004.

     On June 21, 2004, the Board of Trustees approved effective July 1, 2004, the elimination of the shareholder processing fee of 0.15% on Service, Investor
A, B, C and Hilliard Lyons Shares and increased the shareholder service fee on the Service Shares from 0.15% to 0.25%.

     In addition, for the period 10/1/03 through 12/31/03, Institutional and
Service shares bore a Transfer Agent fee at an annual rate not to exceed .03%
and Hilliard Lyons, Investor A, Investor B and Investor C shares bore a Transfer
Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, each of the
Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C
share classes bear a Transfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes plus per account fees and disbursements. During the period, PFPC Inc., the Fund's transfer agent, waived a portion of the Transfer Agent fees with respect to the Investor B and
Investor C shares of the Money Market Portfolio.

     For the year ended September 30, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                                                        SHARE CLASSES
                                       -------------------------------------------------------------------------------
                                                                    HILLIARD
ADMINISTRATION FEES                    INSTITUTIONAL    SERVICE       LYONS     INVESTOR A    INVESTOR B   INVESTOR C
                                       --------------- ------------ ------------ ------------ ------------ -----------
Money Market ......................     $ 1,290,156    $ 380,455    $ 124,835    $ 386,513      $ 9,223     $ 1,074
U.S. Treasury Money Market ........         285,050      198,454            -       44,034            -           -
Municipal Money Market ............         310,623       80,333      134,286        6,261            -           -
New Jersey Municipal Money
 Market ...........................          76,034       59,660            -       13,731            -           -
North Carolina Municipal Money
 Market ...........................          77,138          188            -          315            -           -
Ohio Municipal Money Market .......          93,591       15,702            -       24,956            -           -
Pennsylvania Municipal Money
 Market ...........................         404,492       35,999            -       33,779            -           -
Virginia Municipal Money Market ...          15,309          613            -            -            -           -

                                                                              53

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                SHARE CLASSES
                                             ------------------------------------------------------------------------------------
                                                                            HILLIARD
ADMINISTRATION FEES WAIVED                   INSTITUTIONAL      SERVICE       LYONS     INVESTOR A     INVESTOR B   INVESTOR C
                                             --------------- -------------- ----------- -------------- ------------ -------------
Money Market ............................    $  (74,656)     $  (54,775)    $  (955)    $  (16,289)    $  (8,926)   $  (1,007)
U.S. Treasury Money Market ..............       (64,638)        (40,432)          -         (1,647)            -            -
Municipal Money Market ..................       (42,459)        (14,999)       (568)             -             -            -
New Jersey Municipal Money
 Market .................................       (25,121)        (11,575)          -              -             -            -
North Carolina Municipal Money
 Market .................................       (17,386)            (35)          -              -             -            -
Ohio Municipal Money Market .............       (34,690)         (3,267)          -              -             -            -
Pennsylvania Municipal Money
 Market .................................      (138,109)         (6,138)          -              -             -            -
Virginia Municipal Money Market .........        (8,593)              -           -              -             -            -

                                                                             SHARE CLASSES
                                             -----------------------------------------------------------------------------
                                                                         HILLIARD
TRANSFER AGENT FEES                          INSTITUTIONAL    SERVICE      LYONS     INVESTOR A    INVESTOR B   INVESTOR C
                                             --------------- ----------- ----------- ------------ ------------ -----------
Money Market ............................     $ 334,359      $ 84,845    $ 52,641    $ 162,278      $ 4,255      $ 556
U.S. Treasury Money Market ..............        65,095        44,559           -       18,522            -          -
Municipal Money Market ..................        71,202        18,103      54,554        2,650            -          -
New Jersey Municipal Money
 Market .................................        16,772        13,277           -        5,842            -          -
North Carolina Municipal Money
 Market .................................        19,507            43           -          129            -          -
Ohio Municipal Money Market .............        20,649         3,372           -       10,235            -          -
Pennsylvania Municipal Money
 Market .................................        89,352         8,222           -       13,915            -          -
Virginia Municipal Money Market .........         3,433           194           -            -            -          -

                                     SHARE CLASSES
                               --------------------------
TRANSFER AGENT FEES WAIVED      INVESTOR B     INVESTOR C
                               ------------   -----------
Money Market ............      $  (1,980)      $  (274)

                                                                             SHARE CLASSES
                                               -------------------------------------------------------------------------
                                                              HILLIARD
SHAREHOLDER SERVICE FEES                        SERVICE         LYONS        INVESTOR A      INVESTOR B     INVESTOR C
                                               ------------   ------------   --------------   ------------   -----------
Money Market ............................      $ 699,143      $ 328,910      $ 1,016,216       $ 24,410       $ 2,818
U.S. Treasury Money Market ..............        360,651              -          115,793              -             -
Municipal Money Market ..................        145,393        353,384           16,476              -             -
New Jersey Municipal Money
 Market .................................        109,381              -           36,192              -             -
North Carolina Municipal Money
 Market .................................            351              -              828              -             -
Ohio Municipal Money Market .............         28,696              -           65,570              -             -
Pennsylvania Municipal Money
 Market .................................         65,075              -           88,393              -             -
Virginia Municipal Money Market .........            968              -                -              -             -

54

                                 BLACKROCK FUNDS

                                                                     SHARE CLASSES
                                               ----------------------------------------------------------
                                                             HILLIARD
SHAREHOLDER SERVICE FEES WAIVED                 SERVICE        LYONS         INVESTOR B       INVESTOR C
                                               ---------   -------------   --------------   -------------
Money Market ............................      $  -        $        -       $  (24,191)      $  (2,818)
Municipal Money Market ..................         -          (353,384)               -               -
Virginia Municipal Money Market .........      (968)                -                -               -

                                                                            SHARE CLASSES
                                               -----------------------------------------------------------------------
                                                               HILLIARD
SHAREHOLDER PROCESSING FEES                     SERVICE          LYONS        INVESTOR A     INVESTOR B     INVESTOR C
                                               ------------   ------------   ------------   ------------   -----------
Money Market ............................       $ 451,777      $ 153,788      $ 453,891       $ 11,380       $ 1,341
U.S. Treasury Money Market ..............         242,879              -         52,463              -             -
Municipal Money Market ..................          99,278        162,056          7,453              -             -
New Jersey Municipal Money
 Market .................................          70,676              -         16,881              -             -
North Carolina Municipal Money
 Market .................................             217              -            373              -             -
Ohio Municipal Money Market .............          19,086              -         28,453              -             -
Pennsylvania Municipal Money
 Market .................................          43,968              -         36,569              -             -
Virginia Municipal Money Market .........           968                -              -              -             -

                                                                           SHARE CLASSES
                                                     ---------------------------------------------------------
SHAREHOLDER PROCESSING FEES WAIVED                    SERVICE     INVESTOR A      INVESTOR B       INVESTOR C
                                                     ---------   ------------   --------------   -------------
Money Market ..................................      $    -       $       -       $  (11,375)      $  (1,356)
Municipal Money Market ........................           -          (7,222)               -               -
New Jersey Municipal Money Market .............           -         (16,403)               -               -
North Carolina Municipal Money Market .........           -            (376)               -               -
Pennsylvania Municipal Money Market ...........           -         (40,726)               -               -
Virginia Municipal Money Market ...............        (323)              -                -               -

                                                                   SHARE CLASSES
                                               ------------------------------------------------------
DISTRIBUTION FEES                               HILLIARD LYONS   INVESTOR A   INVESTOR B   INVESTOR C
                                               ---------------- ------------ ------------ -----------
Money Market ..............................     $ 131,406        $ 406,854     $ 72,634     $ 8,459
U.S. Treasury Money Market ................             -           46,352            -           -
Municipal Money Market ....................       141,353            6,591            -           -
New Jersey Municipal Money Market .........             -           14,454            -           -
North Carolina Municipal Money Market .....             -              331            -           -
Ohio Municipal Money Market ...............             -           26,269            -           -
Pennsylvania Municipal Money Market .......             -           35,557            -           -

                                                       SHARE CLASSES
DISTRIBUTION FEES WAIVED                     ----------------------------------
                                              HILLIARD LYONS       INVESTOR A
                                             ----------------   ---------------
Money Market .............................     $  (131,406)       $  (406,854)
U.S. Treasury Money Market ...............               -            (46,352)
Municipal Money Market ...................        (141,353)            (6,591)
New Jersey Municipal Money Market ........               -            (14,454)
North Carolina Municipal Money Market.....               -               (331)
Ohio Municipal Money Market ..............               -            (26,269)
Pennsylvania Municipal Money Market ......               -            (35,557)

                                                                              55

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Institutional Management
Corporation ("BIMC"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly at the following annual rates, based on each
Portfolio's average daily net assets: .45% of the first $1 billion, .40% of the next $1 billion, .375% of the next $1 billion and .35% of net assets in excess of $3 billion.

     For the year ended September 30, 2004, advisory fees and waivers for each
Portfolio were as follows:

                                                                 GROSS                               NET
                                                                ADVISORY                          ADVISORY
                                                                  FEE             WAIVER             FEE
                                                            ---------------   --------------   --------------
Money Market Portfolio ..................................    $ 10,277,602      $ 5,142,094      $ 5,135,508
U.S. Treasury Money Market Portfolio ....................       2,498,865        1,493,392        1,005,473
Municipal Money Market Portfolio ........................       2,517,646        1,513,210        1,004,436
New Jersey Municipal Money Market Portfolio .............         707,804          475,556          232,248
North Carolina Municipal Money Market Portfolio .........         367,772          328,500           39,272
Ohio Municipal Money Market Portfolio ...................         635,899          424,920          210,979
Pennsylvania Municipal Money Market Portfolio ...........       2,246,555        1,270,585          975,970
Virginia Municipal Money Market Portfolio ...............          75,421           75,421                -

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.
Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses). Prior to February 1,
2004, the expense limits applied to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a
Portfolio. At September 30, 2004, the receivable from BlackRock in the Virginia
Municipal Money Market Portfolio was $2,738.

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than
$50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to
BlackRock at the previous quarterly meeting.

     At September 30, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                             EXPIRING           EXPIRING           EXPIRING       TOTAL WAIVERS SUBJECT
                                         JANUARY 31, 2005   JANUARY 31, 2006   JANUARY 31, 2007     TO REIMBURSEMENT
                                        ------------------ ------------------ ------------------ ----------------------
Money Market Portfolio ...............     $ 7,697,755        $ 6,569,912        $ 2,830,835         $ 17,098,502
U.S. Treasury Money Market
 Portfolio ...........................       2,639,070          2,107,024            926,762            5,672,856
Municipal Money Market Portfolio .....       2,114,002          1,946,590            911,245            4,971,837
New Jersey Municipal Money
 Market Portfolio ....................         582,682            553,395            320,533            1,456,610
North Carolina Municipal Money
 Market Portfolio ....................         611,462            645,013            157,147            1,413,622
Ohio Municipal Money Market
 Portfolio ...........................         506,362            492,327            285,811            1,284,500
Pennsylvania Municipal Money
 Market Portfolio ....................       1,845,254          1,505,526            887,798            4,238,578

56

                                 BLACKROCK FUNDS

                                     EXPIRING           EXPIRING           EXPIRING       TOTAL WAIVERS SUBJECT
                                 JANUARY 31, 2005   JANUARY 31, 2006   JANUARY 31, 2007      TO REIMBURSEMENT
                                ------------------ ------------------ ------------------ -----------------------
Virginia Municipal Money Market
 Portfolio ....................      $ 282,198          $ 233,309          $ 65,075             $ 580,582

     PFPC Inc. ("PFPC"), an indirect wholy-owned subsidiary of The PNC Financial
Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first
$500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .095% of the first $500 million, .085% of the next $500 million and .075%
of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     During the period PFPC and BlackRock waived a portion of the administration fees otherwise due to them with respect to the Investor B and Investor C Shares of the Money Market Portfolio.

     For the year ended September 30, 2004, administration fees and waivers for each Portfolio were as follows:

                                                                 GROSS                             NET
                                                            ADMINISTRATION                    ADMINISTRATION
                                                                  FEE            WAIVER            FEE
                                                           ----------------   ------------   ---------------
Money Market Portfolio ..................................      $ 3,955,504      $ 156,608       $ 3,798,896
U.S. Treasury Money Market Portfolio ....................          991,226        106,717           884,509
Municipal Money Market Portfolio ........................          995,965         58,026           937,939
New Jersey Municipal Money Market Portfolio .............          283,121         36,696           246,425
North Carolina Municipal Money Market Portfolio .........          147,109         31,792           115,317
Ohio Municipal Money Market Portfolio ...................          254,363         37,957           216,406
Pennsylvania Municipal Money Market Portfolio ...........          898,163        144,247           753,916
Virginia Municipal Money Market Portfolio ...............           30,168         22,839             7,329

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Hilliard Lyons Shares, Investor A
Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates)
("service organizations") fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Hilliard Lyons
Shares, Investor A Shares, Investor B Shares, Investor C Shares and Service
Shares bear the expense of service fees under the Plan. As of the period ended
September 30, 2004, affiliated payables were as follows:

                                                                                              PNC BANK
                                                              PFPC(1)      BLACKROCK(2)     AFFILIATES(3)
                                                           ------------   --------------   --------------
Money Market Portfolio ..................................    $ 110,557        $ 456,818        $ 185,954
U.S.Treasury Money Market Portfolio .....................       34,616          108,364           48,449
Municipal Money Market Portfolio ........................       29,619          100,383           16,019
New Jersey Municipal Money Market Portfolio .............       13,264           26,525           15,341
North Carolina Municipal Money Market Portfolio .........        5,335            6,897              109
Ohio Municipal Money Market Portfolio ...................       14,324           29,794            9,338
Pennsylvania Municipal Money Market Portfolio ...........       41,610          101,869           13,534
Virginia Municipal Money Market Portfolio ...............        1,864                -                -

(1)  - payables to PFPC are for Accounting, Administration, Custody and Transfer
     Agent services provided as of September 30, 2004.
(2)  - payables to BlackRock are for Advisory and Administration services provided as of September 30, 2004.
(3)  - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
     Fund, as of September 30, 2004, was $2,244,494, a portion of which is paid to service organizations, including other PNC Bank affiliates.

                                                                              57

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Capital Shares

     Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown on the next page for such transactions.

     Transactions in capital shares for each period were as follows:

                                                        MONEY MARKET PORTFOLIO
                                              ------------------------------------------
                                                   FOR THE YEAR          FOR THE YEAR
                                                      ENDED                  ENDED
                                                     9/30/04                9/30/03
                                              ---------------------   ------------------
Shares sold:
   Institutional Class ....................     $   2,276,620,055      $  2,601,501,549
   Service Class ..........................         1,474,934,413         1,508,229,922
   Hilliard Lyons Class ...................           173,608,883           525,159,045
   Investor A Class .......................           171,522,913         1,281,528,590
   Investor B Class .......................             3,083,308            14,204,786
   Investor C Class .......................               328,491            68,746,632
Shares issued in reinvestment of dividends:
   Institutional Class ....................                 5,468                19,712
   Service Class ..........................               356,508               689,789
   Hilliard Lyons Class ...................               497,046               928,685
   Investor A Class .......................             1,548,464             3,152,332
   Investor B Class .......................                 8,642                31,835
   Investor C Class .......................                   940                 9,961
Shares redeemed:
   Institutional Class ....................        (3,689,497,408)       (3,057,907,259)
   Service Class ..........................        (1,532,716,956)       (1,644,640,626)
   Hilliard Lyons Class ...................          (206,133,442)         (522,082,513)
   Investor A Class .......................          (262,262,407)       (1,372,274,269)
   Investor B Class .......................            (7,658,078)          (22,610,179)
   Investor C Class .......................            (1,641,896)          (74,432,947)
                                                -----------------      ----------------
Net decrease ..............................     $  (1,597,395,056)     $   (689,744,955)
                                                =================      ================

                                                         U.S. TREASURY MONEY
                                                          MARKET PORTFOLIO
                                              -----------------------------------------
                                                  FOR THE YEAR          FOR THE YEAR
                                                     ENDED                 ENDED
                                                    9/30/04               9/30/03
                                              -------------------   -------------------
Shares sold:
   Institutional Class ....................    $    615,824,214      $    617,737,925
   Service Class ..........................       1,039,846,394         1,149,394,222
   Investor A Class .......................          28,719,726            97,110,160
Shares issued in reinvestment of dividends:
   Institutional Class ....................                 402                 1,142
   Service Class ..........................              18,679                40,358
   Investor A Class .......................             120,288               308,404
Shares redeemed:
   Institutional Class ....................        (818,934,544)         (764,842,515)
   Service Class ..........................      (1,070,394,239)       (1,164,961,087)
   Investor A Class .......................         (37,463,601)         (115,812,372)
                                               ----------------      ----------------
Net decrease ..............................    $   (242,262,681)     $   (181,023,763)
                                               ================      ================

58

                                 BLACKROCK FUNDS

                                                         MUNICIPAL MONEY
                                                         MARKET PORTFOLIO
                                              --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR
                                                     ENDED                ENDED
                                                    9/30/04              9/30/03
                                              -------------------   ----------------
Shares sold:
   Institutional Class ....................     $   623,753,440      $  637,841,883
   Service Class ..........................         233,032,663         287,219,165
   Hilliard Lyons Class ...................         126,790,716         611,402,393
   Investor A Class .......................          18,673,688          50,884,902
Shares issued in reinvestment of dividends:
   Institutional Class ....................               2,237                   -
   Service Class ..........................              53,046              89,274
   Hilliard Lyons Class ...................             742,597           1,179,821
   Investor A Class .......................              25,918              36,724
Shares redeemed:
   Institutional Class ....................        (934,868,983)       (628,978,058)
   Service Class ..........................        (251,500,050)       (303,015,842)
   Hilliard Lyons Class ...................        (143,666,837)       (617,033,658)
   Investor A Class .......................         (20,396,597)        (48,489,754)
                                                ---------------      --------------
Net decrease ..............................     $  (347,358,162)     $   (8,863,150)
                                                ===============      ==============

                                                       NEW JERSEY MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                                -----------------------------------
                                                  FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED
                                                     9/30/04            9/30/03
                                                ----------------   ----------------
Shares sold:
   Institutional Class ....................      $  201,648,068      $  202,723,999
   Service Class ..........................          20,828,471          40,494,924
   Investor A Class .......................          32,564,149          86,120,417
Shares issued in reinvestment of dividends:
   Institutional Class ....................              32,143              33,056
   Service Class ..........................              13,401              20,174
   Investor A Class .......................              60,914              68,967
Shares redeemed:
   Institutional Class ....................        (198,420,615)       (212,062,757)
   Service Class ..........................         (25,258,071)        (41,275,903)
   Investor A Class .......................         (37,587,353)        (82,651,003)
                                                 --------------     --------------
Net decrease ..............................      $   (6,118,893)     $   (6,528,126)
                                                 ==============     ==============

                                                                              59

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                     NORTH CAROLINA MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                              --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR
                                                     ENDED                ENDED
                                                    9/30/04              9/30/03
                                              -------------------   ----------------
Shares sold:
   Institutional Class ....................     $   202,122,387      $  185,899,631
   Service Class ..........................             519,017             515,818
   Investor A Class .......................              42,000              45,449
Shares issued in reinvestment of dividends:
   Institutional Class ....................             206,053                   -
   Service Class ..........................                  54                 118
   Investor A Class .......................               1,717               1,922
Shares redeemed:
   Institutional Class ....................        (306,616,657)       (179,910,659)
   Service Class ..........................            (585,549)           (494,140)
   Investor A Class .......................             (62,963)            (84,576)
                                                ---------------      --------------
Net increase (decrease) ...................     $  (104,373,941)     $    5,973,563
                                                ===============      ==============

                                                         OHIO MUNICIPAL
                                                     MONEY MARKET PORTFOLIO
                                              -------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                    ENDED               ENDED
                                                   9/30/04             9/30/03
                                              ----------------   ------------------
Shares sold:
   Institutional Class ....................    $  288,880,251       $  218,069,254
   Service Class ..........................       157,732,223           99,804,900
   Investor A Class .......................        57,848,699          108,725,662
Shares issued in reinvestment of dividends:
   Institutional Class ....................            91,212              179,029
   Service Class ..........................            44,984               27,788
   Investor A Class .......................           109,169              174,443
Shares redeemed:
   Institutional Class ....................      (261,878,328)        (227,738,879)
   Service Class ..........................      (155,527,630)         (98,282,331)
   Investor A Class .......................       (51,941,374)        (113,596,693)
                                               --------------       --------------
Net increase (decrease) ...................    $   35,359,206       $  (12,636,827)
                                               ==============       ==============

60

                          BLACKROCK FUNDS

                                                     PENNSYLVANIA MUNICIPAL
                                                     MONEY MARKET PORTFOLIO
                                              -------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                    ENDED               ENDED
                                                   9/30/04             9/30/03
                                              ----------------   ------------------
Shares sold:
   Institutional Class ....................    $  562,836,682        $  583,434,949
   Service Class ..........................        59,624,658            76,638,075
   Investor A Class .......................        94,465,452           309,367,165
Shares issued in reinvestment of dividends:
   Institutional Class ....................            28,073                70,954
   Service Class ..........................            43,501                93,350
   Investor A Class .......................           146,226               312,192
Shares redeemed:
   Institutional Class ....................      (553,173,570)         (633,134,366)
   Service Class ..........................       (70,969,774)          (87,141,248)
   Investor A Class .......................       (98,694,894)         (344,157,016)
                                               --------------        --------------
Net decrease ..............................    $   (5,693,646)       $  (94,515,945)
                                               ==============        ==============

                                                        VIRGINIA MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                              --------------------------------------
                                                 FOR THE YEAR         FOR THE YEAR
                                                     ENDED               ENDED
                                                    9/30/04             9/30/03
                                              ------------------   -----------------
Shares sold:
   Institutional Class ....................    $   71,096,927        $   67,717,158
   Service Class ..........................                 -           101,574,864
Shares issued in reinvestment of dividends:
   Institutional Class ....................            15,183                     -
   Service Class ..........................                 -                     -
Shares redeemed:
   Institutional Class ....................       (75,219,028)          (65,562,037)
   Service Class ..........................       (41,010,487)         (104,707,467)
                                               --------------        --------------
Net decrease ..............................    $  (45,117,405)       $     (977,482)
                                               ==============        ==============

     On September 30, 2004, five shareholders held approximately 91% of the outstanding shares of the Money Market Portfolio, five shareholders held approximately 94% of the outstanding shares of the U.S. Treasury Money Market
Portfolio, three shareholders held approximately 89% of the outstanding shares of the Municipal Money Market Portfolio, four shareholders held approximately
93% of the outstanding shares of the New Jersey Municipal Money Market
Portfolio, three shareholders held approximately 86% of the outstanding shares of the North Carolina Municipal Money Market Portfolio, four shareholders held approximately 89% of the outstanding shares of the Ohio Municipal Money Market
Portfolio, two shareholders held approximately 85% of the outstanding shares of the Pennsylvania Municipal Money Market Portfolio and five shareholders held approximately 95% of the outstanding shares of the Virginia Municipal Money
Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                              61

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) At September 30, 2004, net assets consisted of:

                                                                                        NEW JERSEY
                                                    U.S. TREASURY       MUNICIPAL        MUNICIPAL
                                  MONEY MARKET       MONEY MARKET     MONEY MARKET      MONEYMARKET
                                    PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                               ------------------ ----------------- ---------------- ----------------
Capital paid-in .............   $ 1,456,496,369     $ 437,197,013    $ 331,358,454    $ 153,245,441
Undistributed net investment
  income ....................            64,239            46,591                -                -
Accumulated net realized gain
  (loss) on investment
  transactions ..............          (182,617)          (37,441)          (8,376)           4,786
                                ---------------     -------------    -------------    -------------
                                $ 1,456,377,991     $ 437,206,163    $ 331,350,078    $ 153,250,227
                                ===============     =============    =============    =============

                                           NORTH
                                         CAROLINA           OHIO                            VIRGINIA
                                         MUNICIPAL        MUNICIPAL      PENNSYLVANIA      MUNICIPAL
                                       MONEY MARKET     MONEY MARKET       MUNICIPAL      MONEYMARKET
                                         PORTFOLIO        PORTFOLIO      MONEY MARKET      PORTFOLIO
                                     ---------------- ---------------- ---------------- ---------------
Capital paid-in ...................    $ 58,656,541    $ 169,537,842    $ 488,631,462    $ 17,857,137
Accumulated net realized gain
  (loss) on
  investment transactions .........          (9,791)         (27,198)          11,260             (77)
                                       ------------    -------------    -------------    ------------
                                       $ 58,646,750    $ 169,510,644    $ 488,642,722    $ 17,857,060
                                       ============    =============    =============    ============

(F) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the
Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gain distributions for the year ended September 30, 2004.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent differences for the year ended September 30, 2004.

62

                                 BLACKROCK FUNDS

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                              TAX-FREE         ORDINARY
                                                               INCOME           INCOME
                                                            ------------   ---------------
Money Market Portfolio
 9/30/04 ................................................    $        -     $ 16,426,664
 9/30/03 ................................................             -       31,056,775
U.S. Treasury Money Market Portfolio
 9/30/04 ................................................             -        3,056,516
 9/30/03 ................................................             -        6,369,710
Municipal Money Market Portfolio
 9/30/04 ................................................     3,446,121                -
 9/30/03 ................................................     5,774,749                -
New Jersey Municipal Money Market Portfolio .............
 9/30/04 ................................................       926,093                -
 9/30/03 ................................................     1,284,763                -
North Carolina Municipal Money Market Portfolio .........
 9/30/04 ................................................       684,695                -
 9/30/03 ................................................     1,557,626                -
Ohio Municipal Money Market Portfolio ...................
 9/30/04 ................................................     1,075,474                -
 9/30/03 ................................................     1,453,594                -
Pennsylvania Municipal Money Market Portfolio ...........
 9/30/04 ................................................     3,424,471                -
 9/30/03 ................................................     4,675,094                -
Virginia Municipal Money Market Portfolio ...............
 9/30/04 ................................................       137,645                -
 9/30/03 ................................................       635,780                -

     As of September 30, 2004, the components of distributable
earnings/(accumulated losses) were as follows:

                                              UNDISTRIBUTED     UNDISTRIBUTED     UNDISTRIBUTED        CAPITAL        POST-
                                                 TAX-FREE          ORDINARY         LONG-TERM           LOSS         OCTOBER
                                                  INCOME            INCOME         CAPITAL GAIN     CARRYFOWARDS     LOSSES
                                             ---------------   ---------------   ---------------   --------------   --------
Money Market Portfolio ...................       $      -        $ 1,409,593         $     -        $  (182,617)    $   -
U.S. Treasury Money Market
 Portfolio ...............................              -            368,374               -            (37,441)        -
Municipal Money Market Portfolio .........        261,169                  -               -             (8,376)        -
New Jersey Municipal Money
 Market Portfolio ........................        110,263                  -           4,786                  -         -
North Carolina Municipal Money
 Market Portfolio ........................         55,168                  -               -               (784)    9,007
Ohio Municipal Money Market
 Portfolio ...............................        141,458                  -               -            (27,198)        -
Pennsylvania Municipal Money
 Market Portfolio ........................        390,954                  -          11,260                  -         -
Virginia Municipal Money Market
 Portfolio ...............................         16,095                  -               -                (77)        -

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with
Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

                                                                              63

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     At September 30, 2004, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                                         EXPIRING SEPTEMBER 30
                                               --------------------------------------------------------------------------
                                                 2006      2007     2008       2009       2010       2011        TOTAL
                                               -------- --------- -------- ----------- --------- ----------- ------------
Money Market Portfolio .......................  $    -   $     -   $    -   $ 97,341    $     -   $ 85,276    $ 182,617
U.S. Treasury Money Market Portfolio .........       -         -        -     13,150     11,911     12,380       37,441
Municipal Money Market Portfolio .............       -         -        -      8,376          -          -        8,376
North Carolina Municipal Money Market
 Portfolio ...................................       -         -      784          -          -          -          784
Ohio Municipal Money Market Portfolio ........   3,203    16,541    6,193          -          -      1,261       27,198
Virginia Municipal Money Market Portfolio.....       -         -        -          -         77          -           77

(G) Subsequent Events

     On August 25, 2004, BlackRock, Inc., the parent of BlackRock Advisors,
Inc., the Portfolios' investment adviser, entered into an agreement with
MetLife, Inc.(Reg. TM) ("MetLife") to acquire SSRM Holdings, Inc., the parent of
State Street Research & Management Company ("SSRM"), the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is proposed that most of the State Street Research mutual funds will be combined with certain Portfolios of the Fund, including the Money Market, High Yield
Bond, Intermediate Government Bond, Large Cap Value Equity, Mid-Cap Value
Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios (the "Fund
Reorganizations"), subject in each case to approval by the shareholders of the relevant State Street Research mutual fund. These Fund Reorganizations are expected to be completed in early 2005 and are scheduled to close contemporaneously with BlackRock, Inc.'s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. In the event that BlackRock, Inc. does not complete its proposed acquisition of SSRM Holdings, Inc. for any reason, the Fund
Reorganizations will not take place.

64

                                 BLACKROCK FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of Money Market, U.S. Treasury Money
Market, Municipal Money Market, New Jersey Municipal Money Market, North
Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania
Municipal Money Market, Virginia Municipal Money Market [eight of the forty-four portfolios constituting BlackRock Funds (the "Fund"), collectively the
"Portfolios"], as of September 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Portfolios for the year ended September 30, 2003 and the financial highlights of the Portfolios for the periods ended September 30, 2003, September 30, 2002, September 30, 2001 and
September 30, 2000 were audited by other auditors whose report, dated November
26, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolios as of September 30, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 24, 2004

                                                                              65

                                 BLACKROCK FUNDS
                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                       TERM OF
                      POSITION(S)    OFFICE(2)
   NAME, ADDRESS,      HELD WITH    AND LENGTH
        AGE               FUND        OF TIME
               INTERESTED TRUSTEES
Laurence D. Fink(1)  Trustee and   Since 2000
BlackRock, Inc.      President
40 E. 52nd Street
New York, NY 10022
Age: 51

                                                               NUMBER OF        OTHER
                                                              PORTFOLIOS    DIRECTORSHIPS    TOTAL FUND
                                                                IN FUND       OF PUBLIC     COMPENSATION
                                                                COMPLEX       COMPANIES       FOR THE
    NAME, ADDRESS,            PRINCIPAL OCCUPATION(S)          OVERSEEN        HELD BY      YEAR ENDING
         AGE                  DURING PAST FIVE YEARS          BY TRUSTEE       TRUSTEE        9/30/04
                                            INTERESTED TRUSTEES
 Laurence D. Fink(1)  Director, Chairman and Chief               44          Director,          N/A
 BlackRock, Inc.      Executive Officer of BlackRock, Inc.                   BlackRock, Inc.
 40 E. 52nd Street    since its formation in 1998 and of
 New York, NY 10022   BlackRock, Inc.'s predecessor
 Age: 51              entities since 1988; Chairman of the
                      Management Committee; formerly,
                      Managing Director of the First
                      Boston Corporation, Member of its
                      Management Committee, Co-head of its
                      Taxable Fixed Income Division and
                      Head of its Mortgage and Real Estate
                      Products Group; Chairman of the
                      Board of Nomura BlackRock Asset
                      Management and several of
                      BlackRock's alternative investment
                      vehicles; Director of several of
                      BlackRock's offshore funds;
                      Co-Chairman of the Board of Trustees
                      of Mount Sinai-NYU; Co-Chairman of
                      the Board of Trustees of NYU
                      Hospitals Center; and a Member of
                      the Board of Trustees of
                      NYU, Member of the Board of
                      Executives of the New York
                      Stock Exchange, Trustee of the
                      American Folk Art Museum.

66

                                 BLACKROCK FUNDS
                           FUND MANAGEMENT (CONTINUED)

                                                 TERM OF
                                POSITION(S)     OFFICE(2)
       NAME, ADDRESS,            HELD WITH     AND LENGTH
             AGE                   FUND          OF TIME
                   DISINTERESTED TRUSTEES
Honorable Stuart E. Eizensta Trustee and      Since 2001
Covington & Burling          Chairman of
1201 Pennsylvania Avenue,    the Nominating
NW                           Committee
Washington, DC 20004
Age: 61
Robert M. Hernandez          Trustee, Vice    Since 1996
c/o BlackRock Funds          Chairman of
100 Bellevue Parkway         the Board and
Wilmington, DE 19809         Chairman of
Age: 60                      the Audit
                             Committee
Matina S. Horner, Ph.D(3)    Trustee and      Since 2004
75 Cambrige Pkwy.            Chairperson of
Cambridge, MA 02142          the Governance
Age: 65                      Committee
David R. Wilmerding, Jr.     Trustee and      Since 1996
Rosemont Business Campus     Chairman of
Building One, Suite 100      the Board
919 Conestoga Road
Rosemont, PA 19010
Age: 69

                                                                     NUMBER OF         OTHER
                                                                    PORTFOLIOS     DIRECTORSHIPS         TOTAL FUND
                                                                      IN FUND        OF PUBLIC          COMPENSATION
                                                                      COMPLEX        COMPANIES             FOR THE
       NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)         OVERSEEN         HELD BY            YEAR ENDING
             AGE                      DURING PAST FIVE YEARS        BY TRUSTEE        TRUSTEE              9/30/04
                                                  DISINTERESTED TRUSTEES
Honorable Stuart E. Eizensta Partner, Covington & Burling (law         44         Director, Mirant         $ 112,300
Covington & Burling          firm) (2001-Present); Sr. Advisor                    Corporation; Advisory
1201 Pennsylvania Avenue,    Kissinger McLarty Associates;                        Board member, The
NW                           Deputy Secretary of the Treasury                     Coca-Cola Company;
Washington, DC 20004         (1999-2001), Under Secretary of                      Advisory Board
Age: 61                      State for Economic, Business and                     member, Group
                             Agricultural Affairs (1997-1999);                    Menatep;.
                             Chairman, International Board of
                             Governors, Weizmann Institute of
                             Science.
Robert M. Hernandez          Retired; Director of USX Corporation      44         Director, ACE Limited    $ 122,300
c/o BlackRock Funds          (a diversified company principally                   (insurance company);
100 Bellevue Parkway         engaged in energy and steel                          Director and Chairman
Wilmington, DE 19809         businesses), 1991 to 2001; Vice                      of the Board, RTI
Age: 60                      Chairman and Chief Financial Officer                 International Metals,
                             1994-2001, Executive Vice President                  Inc.; Director, Eastman
                             - Accounting and Finance and Chief                   Chemical Company.
                             Financial Officer from 1991 to 1994.
Matina S. Horner, Ph.D(3)    President Emerita, Radcliffe College,     44           Director and Audit     $       0
75 Cambrige Pkwy.            former Executive Vice President of                   Committee Chair for
Cambridge, MA 02142          TIAA/CREF, Chair of MGH Institute of                 NSTAR, Director of
Age: 65                      Health Professions Board, Chair of                   Neiman Marcus
                             Greenwall Foundation Board, Trustee                  Group.
                             of Century Foundation Board.
David R. Wilmerding, Jr.     Chairman, Wilmerding & Associates,        45(4)                               $ 117,300
Rosemont Business Campus     Inc. (investment advisers) since
Building One, Suite 100      1989; Director, Beaver Management
919 Conestoga Road           Corporation (land management
Rosemont, PA 19010           corporation); Managing General
Age: 69                      Partner, Chestnut Street Exchange
                             Fund; Director Emeritus, The Mutual
                             Fire, Marine and Inland Insurance
                             Company.

                                                                              67

                                 BLACKROCK FUNDS
                           FUND MANAGEMENT (CONCLUDED)

                                              TERM OF                                                       TOTAL FUND
                                             OFFICE(2)                                                     COMPENSATION
                             POSITION(S)    AND LENGTH                                                       FOR THE
      NAME, ADDRESS,          HELD WITH      OF TIME               PRINCIPAL OCCUPATION(S)                 YEAR ENDING
           AGE                 FUND           SERVED               DURING PAST FIVE YEARS                    9/30/04
                                             OFFICERS WHO ARE NOT TRUSTEES
Paul Audet                 Treasurer        Since 2002    Managing Director and Chief Financial Officer of        N/A
BlackRock, Inc.                                           BlackRock, Inc. since 1998; Treasurer of
40 E. 52nd Street                                         BlackRock Liquidity Funds since 2001; Senior
New York, NY 10022                                        Vice President of PNC Bank Corp. from 1991 to
Age: 51                                                   1998.
Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. since May            N/A
BlackRock, Inc.                             (previously   2000; First Vice President and Operating
40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
Age: 42                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                            since         First Vice President, Emerging Markets Fixed
                                            2000)         Income Research (1994-1995), Merrill Lynch &
                                                          Co.
Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                 N/A
BlackRock, Inc.            Compiance                      Laundering Compliance Officer of BlackRock,
40 E. 52nd Street          Officer and                    Inc. since 2004; Managing Director (since
New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 45                    Laundering                     Inc.; Compliance Officer at Moore Capital
                           Compliance                     Management from 1995 to 1998.
                           Officer
Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund              N/A
PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC since
301 Bellevue Parkway                                      2003. Vice President and Director of Mutual
Wilmington, DE 19809                                      Fund Accounting and Administration, PFPC Inc.
Age: 40                                                   since November 1997; Assistant Vice President,
                                                          PFPC Inc. from March 1997 to November 1997;
                                                          Senior Accounting Officer, PFPC Inc. from
                                                          March 1993 to March 1997.
Brian P. Kindelan          Secretary        Since 1997    Director and Senior Counsel (since January              N/A
BlackRock Advisors, Inc.                                  2001), and Vice President and Senior Counsel
100 Bellevue Parkway                                      (1998-2000), BlackRock Advisors, Inc.; Senior
Wilmington, DE 19809                                      Counsel, PNC Bank Corp. from May 1995 to
Age: 45                                                   April 1998.
Vincent Tritto             Assistant        Since 2003    Director and Assistant Secretary of BlackRock,          N/A
BlackRock, Inc.            Secretary                      Inc. since 2002. Formerly, Executive Director
40 E. 52nd Street                                         (2000-2002) and Vice President (1998-2000),
New York, NY 10022                                        Morgan Stanley & Co. Incorporated and
Age: 43                                                   Morgan Stanley Asset Management Inc. and
                                                          officer of various Morgan Stanley-sponsored
                                                          investment vehicles; Counsel (1998) and
                                                          Associate (1988-1997), Rogers & Wells LLP,
                                                          New York, NY.

(1)  Mr. Fink is an interested person of the Fund due to his position at
     BlackRock, Inc.
(2)  Each Trustee holds office for an indefinite term until the earlier of (1)
     the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
     Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meet-ing of trustees at which his or her successor is appointed and (2)
     such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
     Declaration of Trust.
(3)  On September 10, 2004, the Board of Trustees accepted the resignation of
     Dr. Judith Rodin from the Board and appointed Matina Horner as a Trustee.
(4)  Includes 44 Portfolios of the Fund and one Portfolio of Chestnut Street
     Exchange Fund, which is managed by BlackRock Financial Management, Inc. and
     BlackRock Institutional Management Corporation.

68

                                 BLACKROCK FUNDS
                             ADDITIONAL INFORMATION

(A)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC
     Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
     LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on
     November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                              69

                                 BLACKROCK FUNDS

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Sub-Adviser
     BlackRock Institutional Management Corporation
     Wilmington, Delaware 19809

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accountant
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800)
441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Commencing in the fiscal year ended September 30, 2005, the Fund will file its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Fund's Form
N-Q, when available, may be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information regarding the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form
N-Q, when available, may also be obtained, upon request, by calling (800)
441-7762.

                                 BLACKROCK FUNDS
                                  FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $16 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
------------------------------------
   Large Cap Value Equity              Small Cap Growth Equity
   Large Cap Growth Equity             U.S. Opportunities
   Dividend AchieversTM                Global Science & Technology Opportunities
   Mid-Cap Value Equity                International Equity
   Mid-Cap Growth Equity               International Opportunities
   Small Cap Value Equity              Select Equity
   Small Cap Core Equity               Index Equity

STOCK & BOND PORTFOLIOS
------------------------------------
   Balanced

BOND PORTFOLIOS
------------------------------------
   Enhanced Income                     Government Income
   Low Duration Bond                   Inflation Protected Bond
   Intermediate Government Bond        GNMA
   Intermediate Bond                   Managed Income
   Intermediate PLUS Bond              International Bond
   Core Bond Total Return              High Yield Bond
   Core PLUS Total Return

TAX-FREE BOND PORTFOLIOS
------------------------------------
   UltraShort Municipal                Ohio Tax-Free Income
   Tax-Free Income                     Delaware Tax-Free Income
   Pennsylvania Tax-Free Income        Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
------------------------------------
   Money Market                        North Carolina Municipal Money Market
   U.S. Treasury Money Market          Ohio Municipal Money Market
   Municipal Money Market              Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market   Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share
Class investors should call 1-800-441-7450. You can also reach us on the web at
www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the
Fund involve investment risks, including the possible loss of the principal amount invested.

s                                                              [GRAPHIC OMITTED]

MM-ANNUAL

FIXED INCOME  LIQUIDITY  EQUITIES  ALTERNATIVESBLACKROCK SOLUTIONS BlackRock
Funds

Taxable Bond Portfolios

Annual Report to Shareholders

September 30, 2004

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                                BLACKROCK FUNDS
                            TAXABLE BOND PORTFOLIOS
*Enhanced Income
*Low Duration Bond
*Intermediate Government Bond
*Intermediate Bond
                          *Intermediate PLUS Bond
                          *Core Bond Total Return
                          *Core PLUS Total Return
                          *Government Income
                          *Inflation Protected Bond
                                                     *GNMA
                                                     *Managed Income
                                                     *International Bond
                                                     *High Yield Bond

Shareholder Letter..........................................................1
Portfolio Summaries
  Enhanced Income.........................................................2-3
  Low Duration Bond.......................................................4-5
  Intermediate Government Bond............................................6-7
  Intermediate Bond.......................................................8-9
  Intermediate PLUS Bond...................................................10
  Core Bond Total Return................................................11-12
  Core PLUS Total Return................................................13-14
  Government Income.....................................................15-16
  Inflation Protected Bond.................................................17
  GNMA..................................................................18-19
  Managed Income........................................................20-21
  International Bond....................................................22-23
  High Yield Bond.......................................................24-25
  Note on Performance Information..........................................26
Statement of Net Assets/Schedule of Investments..........................7-96
  Core Bond Total Return Statement of Assets and Liabilities................0
  Core PLUS Total Return Statement of Assets and Liabilities................9
  Government Income Statement of Assets and Liabilities....................72
  Inflation Protected Bond Statement of Assets and Liabilities.............74
  GNMA Statement of Assets and Liabilities..................................7
  Managed Income Statement of Assets and Liabilities.......................84
Portfolio Financial Statements
  Statements of Operations.............................................99-100
  Statements of Changes in Net Assets.................................101-104
  Financial Highlights................................................105-118
Notes to Financial Statements.........................................119-150
Report of Independent Registered Public Accounting Firm...................151
Fund Management.......................................................152-154
Additional Information....................................................155

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS
BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.
BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.
BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).
BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                BLACKROCK FUNDS

September 30, 2004

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of the
BlackRock Funds' Taxable Bond Portfolios for the year ended September 30, 2004.
The Annual Report includes important information on each Portfolio, and is organized as follows:

o   Portfolio Summary -  discusses recent portfolio management activity and highlights total returns.

o   Fund Profile - displays characteristics of each Portfolio's holdings as of
    September 30, 2004.

o   Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

o   Statement of Net Assets (or Schedule of Investments/Statement of Assets and
    Liabilities) -  lists portfolio holdings and includes each holding's market value and par amount/number of shares as of
     September 30, 2004.  The Statement of Net Assets also contains the net asset value for each share class
     of a Portfolio.  If your Portfolio has a Schedule of Investments, then the net asset value for each share
     class may be found in the Statement of Assets and Liabilities.

o   Statement of Operations -  displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses.  The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o   Statement of Changes in Net Assets -  compares Portfolio information from the prior period to the current period.  Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o   Financial Highlights -  include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

o   Notes to Financial Statements -  provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o   Fund Management Table -  lists information regarding BlackRock Funds'
    Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report.  Here, shareholders can find information on how to access account balances, recent transactions, and share prices.  It also includes a summary of the Fund's various investment plans.

     There were two notable developments for the BlackRock Funds family during the annual period that we believe will have a favorable impact on BlackRock
Funds shareholders. Effective July 1, 2004, the Board of Trustees of BlackRock
Funds voted to eliminate the 0.15% shareholder processing fee applicable to
Hilliard Lyons and Investor A, B, and C shares. For the Service shares, the
Board of Trustees voted to eliminate the 0.15% shareholder processing fee and increase the shareholder service fee from 0.15% to 0.25% for a net reduction of up to 0.05% in net expenses after fee waivers and expense reimbursements.
Additionally, on August 25, 2004, BlackRock, Inc. entered into an agreement with MetLife, Inc.(Reg. TM) to acquire the parent company of State Street
Research & Management Company, the investment adviser to the State Street
Research mutual funds. In connection with the transaction, it is being proposed that most of the State Street Research mutual funds will be combined with various BlackRock Portfolios. Should these Fund reorganizations be approved by shareholders of the State Street Research mutual funds, BlackRock Funds will expand its fund offerings and services available to shareholders. These reorganizations are expected to be completed in early 2005. In the event that
BlackRock, Inc. does not complete this proposed acquisition, the Fund reorganizations will not take place.

     We hope you find the report informative, and we thank you for making
BlackRock part of your
investment strategy.

Sincerely,

/s/ Anne Ackerley

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                           ENHANCED INCOME PORTFOLIO

Inception Date: March 4, 2004

Total Net Assets (9/30/04): $54.6 million

Performance Benchmark

     Citigroup 1 Year Treasury Index
Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in bonds. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years.

Recent Portfolio Management Activity
     o   The Portfolio's BlackRock, Institutional and Service share classes outperformed the benchmark for the period ended September 30, 2004.  The
Investor A share class underperformed.  The Portfolio's inception date was
March 4, 2004. March was dedicated to restructuring the Portfolio, since it was initially funded with securities instead of cash.

     o  Stronger than expected economic data caused the yield curve to flatten during the second quarter. The Federal Reserve noted it would not raise interest rates until there was a sustained period of job growth and signs that inflation had bottomed. As the market saw this happening, investors priced in a more aggressive pace of Federal Reserve tightening than had been expected earlier in the quarter. The yield curve, as measured by the spread between the
2-year Treasury Note and the 30-year Treasury Bond, flattened by almost 60 basis points. A day before the start of the third quarter of 2004, the Federal
Reserve increased the Federal Funds target rate for the first time since May
2000. By the end of the quarter, the Federal Open Market Committee (FOMC)
tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%. Investors, however, failed to follow the Fed as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08%
and 10-year Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o  The flattening of the yield curve along with the portfolio's short duration bias were key drivers of the portfolio's strong performance. A large allocation to asset backed securities and an increased allocation to adjustable rate mortgages also aided performance. The Portfolio maintains a very small allocation to corporates, a sector that posted high returns over the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED INCOME
                                   PORTFOLIO
           AND THE CITIGROUP 1 YEAR TREASURY INDEX FROM INCEPTION.

                                     [LINE CHART]

                    Institutional     Investor A     Citigroup 1-year Treasury Index
                    -------------     ----------     -------------------------------
03/04/2004            $ 10,000          $ 9,699                 $ 10,000
03/31/2004              10,032            9,719                   10,016
04/30/2004               9,996            9,678                    9,988
05/31/2004              10,000            9,675                    9,986
06/30/2004              10,007            9,678                    9,983
07/31/2004              10,034            9,701                   10,005
08/31/2004              10,063            9,720                   10,034
09/30/2004              10,059            9,706                   10,031

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                Average Annual Total Return
                                           From Inception
                                          ---------------
     BlackRock Class                            0.58%
     Institutional Class                        0.59%
     Service Class                              0.81%
     Investor A Class (Load Adjusted)          (2.94)%
     Investor A Class (NAV)                     0.07%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, 3/4/04; INSTITUTIONAL SHARES,
3/19/04; SERVICE SHARES, 3/19/04; INVESTOR A SHARES, 3/19/04. SEE "NOTE ON
PERFORMANCE INFORMATION" ON PAGE 26 FOR FURTHER INFORMATION ON HOW PERFORMANCE
DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                           ENHANCED INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          99.3%
AA             0.4
A              0.1
BBB            0.2
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    64.0%
Asset Backed Securities                   18.8
Commercial Mortgage Backed Securities      8.5
Multiple Class Mortgage Pass-Throughs      2.9
Foreign Bonds                              2.6
Mortgage Pass-Throughs                     2.1
Corporate Bonds                            1.1
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   1.6
Effective Duration2        0.66

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,003.20        1,002.70        1,004.30          998.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       1.50            2.00            3.76            4.00

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,023.48        1,022.98        1,021.20        1,020.95
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       1.52            2.03            3.80            4.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.40%, 0.75%, and 0.80% for the BlackRock, Institutional,
Service, and Investor A share class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               3

                          LOW DURATION BOND PORTFOLIO

Total Net Assets (9/30/04): $1.9 billion

Performance Benchmark

     Merrill Lynch 1-3 Year Treasury Index

Investment Approach

     Seeks to realize a rate of return that exceeds the total return of the
Merrill Lynch 1-3 Year Treasury Index by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the benchmark. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS"), and corporate bonds. The
Portfolio may invest up to 5% of its assets in non-investment grade bonds and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter of 2003. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of 2004, disappointing employment data and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the first quarter of
2004. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee
(FOMC), the second quarter was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%. Investors, however, failed to follow the Fed as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08%
and 10-year Treasury yields dropping by a more substantial 0.47%.

     o  The Portfolio's BlackRock share class outperformed the benchmark for the year ended September 30, 2004. The other share classes underperformed the benchmark. Late in the fourth quarter of 2003 and throughout the first quarter of 2004, the labor market continued to show softness leading interest rates to decline. The portfolio suffered from its short duration bias during this period. During this same period, the portfolio benefited from its allocation to
ABS, agencies, and mortgages. The Portfolio's small allocation to corporates and commercial mortgage-backed securities ("CMBS") also benefited performance.
     o  In the second quarter of 2004, stronger than expected economic data caused a sharp rise in interest rates and the yield curve to flatten. The market began to price in an aggressive pace of fed tightening, which commenced on June 30. The Portfolio benefited from its yield curve flattening and short duration biases during this period. During this same period, the Portfolio added exposure to the adjustable rate mortgage ("ARM") sector as large supply caused the sector to cheapen.
     o  During the third quarter of 2004, interest rates declined sharply as higher energy prices, geopolitical events and lackluster employment growth, dampened investors' expectations that the Fed would continue to raise short-term rates aggressively. The Portfolio's yield curve flattening bias and its allocation to ARMs and ABS were positives while its duration position was a negative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LOW DURATION BOND
PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Merrill Lynch 1-3 Year Treasury Index
                 -------------          ----------     -------------------------------------
09/30/1994          $ 10,000              $ 9,700                     $ 10,000
12/31/1994            10,021                9,720                       10,000
03/31/1995            10,348               10,037                       10,336
06/30/1995            10,631               10,312                       10,668
09/30/1995            10,859               10,533                       10,828
12/31/1995            11,074               10,741                       11,100
03/31/1996            11,086               10,736                       11,137
06/30/1996            11,207               10,840                       11,250
09/30/1996            11,390               11,004                       11,436
12/31/1996            11,632               11,224                       11,653
03/31/1997            11,685               11,263                       11,730
06/30/1997            11,937               11,493                       11,989
09/30/1997            12,174               11,707                       12,224
12/31/1997            12,336               11,848                       12,429
03/31/1998            12,536               12,027                       12,611
06/30/1998            12,739               12,208                       12,804
09/30/1998            13,061               12,501                       13,198
12/31/1998            13,154               12,575                       13,298
03/31/1999            13,309               12,708                       13,378
06/30/1999            13,398               12,778                       13,455
09/30/1999            13,571               12,928                       13,624
12/31/1999            13,688               13,025                       13,706
03/31/2000            13,867               13,180                       13,878
06/30/2000            14,091               13,377                       14,116
09/30/2000            14,425               13,678                       14,413
12/31/2000            14,820               14,036                       14,802
03/31/2001            15,228               14,421                       15,210
06/30/2001            15,402               14,553                       15,389
09/30/2001            15,898               15,004                       15,909
12/31/2001            15,964               15,064                       16,030
03/31/2002            16,005               15,070                       16,031
06/30/2002            16,363               15,389                       16,412
09/30/2002            16,744               15,744                       16,807
12/31/2002            16,912               15,873                       16,953
03/31/2003            17,008               15,949                       17,052
06/30/2003            17,178               16,110                       17,175
09/30/2003            17,217               16,133                       17,248
12/31/2003            17,230               16,131                       17,274
03/31/2004            17,393               16,253                       17,446
06/30/2004            17,231               16,103                       17,261
09/30/2004            17,394               16,244                       17,428

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           1.18%         3.23%        5.25%        5.81%
     Institutional Class                       1.03%         3.04%        5.09%        5.69%
     Service Class                             0.73%         2.74%        4.78%        5.41%
     Investor A Class (Load Adjusted)         (2.36)%        1.63%        4.04%        4.97%
     Investor A Class (NAV)                    0.69%         2.68%        4.67%        5.29%
     Investor B Class (Load Adjusted)         (4.50)%        0.76%        3.53%        4.67%
     Investor B Class (NAV)                   (0.06)%        1.88%        3.87%        4.67%
     Investor C Class (Load Adjusted)         (1.05)%        1.88%        3.87%        4.67%
     Investor C Class (NAV)                   (0.06)%        1.88%        3.87%        4.67%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED.  THE INCEPTION DATES OF THE
PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS:  INSTITUTIONAL SHARES, 7 /17/92;
SERVICE SHARES, 1 /12 /96; INVESTOR A SHARES, 1 /12 /96; INVESTOR B SHARES,
11/18 /96; INVESTOR C SHARES,
2 /24 /97; AND BLACKROCK SHARES, 6/3/97.  SEE "NOTE ON PERFORMANCE INFORMATION"
ON PAGE 26 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED,
INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                          LOW DURATION BOND PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          93.4%
AA             3.9
A              1.5
BBB            0.8
\qBBB          0.4
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    61.6%
Asset Backed Securities                    8.9
Commercial Mortgage Backed Securities      8.3
Mortgage Pass-Throughs                     7.1
Corporate Bonds                            6.4
Foreign Bonds                              6.0
Multiple Class Mortgage Pass-Throughs      1.3
Taxable Municipal Bonds                    0.4
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)      2.0
Effective Duration2           1.43

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,001.80        1,000.10          998.70          999.50          995.70          995.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.00            2.75            4.15            4.30            8.03            7.98

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.98        1,022.22        1,020.80        1,020.65        1,016.85        1,016.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.03            2.78            4.20            4.35            8.15            8.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.83%, 0.86%, 1.61%, and 1.60% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

                                                                               5

                    INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Total Net Assets (9/30/04) $ 305.7 million

Performance Benchmark

     Lehman Brothers Intermediate Government Index

Investment Approach
     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman Brothers Intermediate Government
Index. The Portfolio normally invests in bonds that are issued or guaranteed by the U.S. Government and its agencies. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds.
Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o  After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter of 2003. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of 2004, disappointing employment data and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period.
Without a clear trend of strengthening economic indicators, the Federal reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee
(FOMC), the second quarter of 2004 was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the second quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%. Investors, however, failed to follow the Fed as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08%
and 10-year Treasury yields dropping by a more substantial 0.47%.

     o  The Portfolio's Institutional share class outperformed the benchmark for the year ended September 30, 2004. The other share classes underperformed the benchmark. Late in the fourth quarter of 2003 and throughout the first quarter of 2004, the labor market continued to show softness leading interest rates to decline. The portfolio suffered from its short duration bias during this period. During this same period, the portfolio benefited from its allocation to ABS and mortgages. The Portfolio suffered from its underweight in agencies, as the sector returned 8 bps over duration adjusted Treasuries.

     o  In the second quarter of 2004, stronger than expected economic data caused a sharp rise in interest rates and the yield curve to flatten. The market began to price in an aggressive pace of fed tightening, which commenced on June 30. The Portfolio benefited from its yield curve flattening and short duration biases during this period. During this same period, the Portfolio added exposure to the adjustable rate mortgage ("ARM") sector as large supply caused the sector to cheapen.

     o  During the third quarter of 2004, interest rates declined sharply as higher energy prices, geopolitical events and lackluster employment growth, dampened investors' expectations that the Fed would continue to raise short-term rates aggressively. The Portfolio's yield curve flattening bias and its allocation to ARMs and ABS were positives while its duration position was a negative. The Portfolio's underweight in agencies detracted from performance during the first two months of the quarter, but aided performance in September as agency accounting scandals caused spreads to widen.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE
                                GOVERNMENT BOND
PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX FOR THE PAST
                                   TEN YEARS.

                                            [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Intermediate Government Index
                 -------------          ----------     ---------------------------------------------
09/30/1994          $ 10,000              $ 9,602                         $ 10,000
12/31/1994            9,975                9,572                            9,991
03/31/1995            10,422                9,995                           10,407
06/30/1995            10,863               10,410                           10,893
09/30/1995            11,028               10,560                           11,062
12/31/1995            11,351               10,869                           11,432
03/31/1996            11,291               10,788                           11,353
06/30/1996            11,359               10,840                           11,430
09/30/1996            11,561               11,020                           11,626
12/31/1996            11,851               11,284                           11,895
03/31/1997            11,848               11,268                           11,892
06/30/1997            12,179               11,569                           12,224
09/30/1997            12,494               11,854                           12,537
12/31/1997            12,767               12,099                           12,814
03/31/1998            12,957               12,265                           13,007
06/30/1998            13,206               12,486                           13,248
09/30/1998            13,722               12,959                           13,865
12/31/1998            13,739               12,960                           13,900
03/31/1999            13,762               12,966                           13,862
06/30/1999            13,690               12,883                           13,835
09/30/1999            13,825               12,995                           13,975
12/31/1999            13,854               13,019                           13,969
03/31/2000            14,079               13,202                           14,197
06/30/2000            14,322               13,428                           14,456
09/30/2000            14,729               13,794                           14,843
12/31/2000            15,273               14,286                           15,432
03/31/2001            15,762               14,726                           15,895
06/30/2001            15,827               14,784                           15,961
09/30/2001            16,629               15,528                           16,754
12/31/2001            16,611               15,478                           16,731
03/31/2002            16,598               15,448                           16,687
06/30/2002            17,192               15,981                           17,332
09/30/2002            17,955               16,670                           18,167
12/31/2002            18,115               16,799                           18,344
03/31/2003            18,274               16,942                           18,514
06/30/2003            18,605               17,212                           18,827
09/30/2003            18,511               17,105                           18,802
12/31/2003            18,466               17,059                           18,764
03/31/2004            18,824               17,369                           19,177
06/30/2004            18,453               17,007                           18,735
09/30/2004            18,883               17,369                           19,159

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       2.01%         4.33%        6.44%        6.56%
     Service Class                             1.71%         3.99%        6.10%        6.24%
     Investor A Class (Load Adjusted)         (2.49)%        2.40%        5.12%        5.68%
     Investor A Class (NAV)                    1.54%         3.80%        5.97%        6.11%
     Investor B Class (Load Adjusted)         (3.64)%        1.97%        4.83%        5.46%
     Investor B Class (NAV)                    0.79%         3.07%        5.15%        5.46%
     Investor C Class (Load Adjusted)         (0.19)%        3.10%        5.17%        5.47%
     Investor C Class (NAV)                    0.79%         3.10%        5.17%        5.47%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A
SHARES, 5 /11/92; SERVICE SHARES, 7/29/93; INVESTOR C SHARES, 10/8/96; AND
INVESTOR B SHARES,    10 /11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE
26 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

6

                    INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          99.1%
AA             0.9
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    65.1%
Mortgage Pass-Throughs                    14.1
Commercial Mortgage Backed Securities      8.6
Asset Backed Securities                    7.0
Multiple Class Mortgage Pass-Throughs      3.1
Taxable Municipal Bonds                    1.3
Project Loans                              0.8
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   4.9
Effective Duration2        2.97

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,003.20        1,001.70        1,000.00          997.10          997.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.00            4.05            5.20            8.89            8.89

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.96        1,020.90        1,019.74        1,015.99        1,015.99
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.04            4.10            5.27            9.01            9.01

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.81%, 1.04%, 1.78%, and 1.78% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               7

                          INTERMEDIATE BOND PORTFOLIO

Total Net Assets (9/30/04): $923.7 million

Performance Benchmark

     Lehman Brothers Intermediate Government/Credit Index

Investment Approach
     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman
Brothers Intermediate Government/Credit Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter of 2003. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of 2004, employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period.
Without a clear trend among economic indicators, the Fed maintained the status quo. Starting with the unexpectedly strong employment report and ending with a
0.25% rate hike by the Federal Open Market Committee (FOMC), the second quarter of 2004 was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter, the
Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%.
Investors, however, failed to follow the Federal Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year
Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o  The Portfolio's BlackRock share class outperformed the benchmark for the year ended September 30,2004. The other share classes underperformed the benchmark. For the first quarter of 2004, the Portfolio's yield curve positioning hurt performance. For much of the fourth quarter of 2003 and the first quarter of 2004 the Portfolio also suffered from its underweight in the corporate sector. Security selection within the corporate sector was additive to performance, specifically a bias towards holdings in autos and cable media sectors within corporates. In the first quarter of 2004, the Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance.

     o  In the second and third quarters of 2004, stronger than expected economic data caused the yield curve to flatten as investors initially priced in an aggressive pace of Federal Reserve tightening. The yield curve, as measured by the spread between the 2-year Treasury Note and the 30-year
Treasury Bond, flattened by almost 60 basis points. The Portfolio held a short duration position relative to the benchmark, which aided relative performance during the second quarter of 2004, as did the Portfolio's yield curve flattening bias and strong selection among corporate securities. Toward the end of the second quarter, the Portfolio added exposure to the adjustable rate mortgage ("ARM") sector as large supply caused the sector to cheapen. In the third quarter, corporate bond spreads narrowed. Lower volatility and strong demand drove the sector's performance. The Portfolio benefited from its yield curve flattening bias and corporate security selection.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND
                                 PORTFOLIO AND
THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FOR THE PAST TEN
                                    YEARS.

                                                [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Intermediate Government/Credit Index
                 -------------          ----------     ----------------------------------------------------
09/30/1994          $ 10,000              $ 9,597                            $ 10,000
12/31/1994            9,989                9,580                               9,989
03/31/1995            10,402                9,971                              10,426
06/30/1995            10,873               10,414                              10,947
09/30/1995            11,076               10,590                              11,127
12/31/1995            11,444               10,933                              11,518
03/31/1996            11,356               10,846                              11,422
06/30/1996            11,439               10,913                              11,494
09/30/1996            11,641               11,093                              11,698
12/31/1996            11,937               11,362                              11,985
03/31/1997            11,932               11,343                              11,971
06/30/1997            12,285               11,666                              12,324
09/30/1997            12,619               11,968                              12,657
12/31/1997            12,846               12,169                              12,928
03/31/1998            13,049               12,348                              13,129
06/30/1998            13,282               12,553                              13,376
09/30/1998            13,730               12,961                              13,975
12/31/1998            13,756               12,971                              14,016
03/31/1999            13,831               13,026                              13,990
06/30/1999            13,773               12,956                              13,935
09/30/1999            13,881               13,042                              14,063
12/31/1999            13,892               13,037                              14,071
03/31/2000            14,128               13,229                              14,282
06/30/2000            14,385               13,453                              14,524
09/30/2000            14,837               13,876                              14,942
12/31/2000            15,382               14,369                              15,494
03/31/2001            15,908               14,843                              16,019
06/30/2001            16,000               14,896                              16,127
09/30/2001            16,798               15,622                              16,869
12/31/2001            16,749               15,574                              16,883
03/31/2002            16,792               15,595                              16,845
06/30/2002            17,321               16,068                              17,445
09/30/2002            18,094               16,766                              18,235
12/31/2002            18,436               17,068                              18,544
03/31/2003            18,744               17,338                              18,823
06/30/2003            19,282               17,803                              19,335
09/30/2003            19,252               17,777                              19,331
12/31/2003            19,239               17,768                              19,343
03/31/2004            19,679               18,140                              19,821
06/30/2004            19,228               17,708                              19,321
09/30/2004            19,747               18,173                              19,844

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           2.72%         5.70%        7.46%        7.15%
     Institutional Class                       2.57%         5.54%        7.30%        7.04%
     Service Class                             2.26%         5.22%        6.99%        6.73%
     Investor A Class (Load Adjusted)         (1.84)%        3.77%        5.99%        6.16%
     Investor A Class (NAV)                    2.23%         5.17%        6.86%        6.59%
     Investor B Class (Load Adjusted)         (2.89)%        3.28%        5.75%        6.06%
     Investor B Class (NAV)                    1.46%         4.35%        6.06%        6.06%
     Investor C Class (Load Adjusted)          0.39%         4.35%        6.06%        6.06%
     Investor C Class (NAV)                    1.35%         4.35%        6.06%        6.06%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/17/93; SERVICE SHARES, 9
/23/93; INVESTOR A SHARES, 5 /20/94; INVESTOR B SHARES, 2 /5/98; BLACKROCK
SHARES, 5/1/98 AND INVESTOR C SHARES, 10/16/98. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 26 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

8

                          INTERMEDIATE BOND PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          64.1%
AA            10.1
A             13.8
BBB           11.6
Unrated        0.4
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
Corporate Bonds                         38.1%
U.S. Government & Agency Obligations      38.1
Commercial Mortgage Backed Securities     10.1
Asset Backed Securities                    9.2
Mortgage Pass-Throughs                     2.9
Taxable Municipal Bonds                    1.0
Project Loans                              0.2
Multiple Class Mortgage Pass-Throughs      0.2
Certificate of Deposit                     0.2
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   5.3
Effective Duration2        3.30

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,003.10        1,003.40        1,001.00        1,001.80          998.10          997.00
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.25            3.01            4.40            4.55            8.24            8.19

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.72        1,021.96        1,020.55        1,020.39        1,016.65        1,016.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.28            3.04            4.46            4.61            8.35            8.30

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.88%, 0.91%, 1.65%, and 1.64% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

                                                                               9

                       INTERMEDIATE PLUS BOND PORTFOLIO

Inception Date: August 18, 2004

Total Net Assets (9/30/04): $26.0 million

Performance Benchmark

     Lehman Brothers Intermediate Government/Credit Index

Investment Approach
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds and maintains an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Government/Credit Index. The Portfolio
invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Portolio's investment in non dollar-denominated bonds may be on a currency hedged or unhedged basis. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations
(CMOs), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team believes that they have the potential for above-average total return.

--------------------------------------------------------------------------------
FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          74.6%
AA            10.0
A              7.1
BBB            5.9
\qBBB          2.4
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    41.7%
Corporate Bonds                           32.8
Commercial Mortgage Backed Securities     11.4
Asset Backed Securities                    6.6
Mortgage Pass-Throughs                     5.3
Multiple Class Mortgage Pass-Throughs      2.0
Taxable Municipal Bonds                    0.2
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   4.8
Effective Duration2        3.29

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 18, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (8/18/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,005.70        1,006.00        1,004.00        1,006.00        1,006.00        1,006.00
Expenses Incurred
 During Period
 (8/18/04 -
  9/30/04)                    0.47            0.65            1.00            1.06            1.94            1.94

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (8/18/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,024.52        1,024.35        1,023.99        1,023.93        1,023.04        1,023.04
Expenses Incurred
 During Period
 (8/18/04 -
  9/30/04)                    0.48            0.65            1.01            1.07            1.96            1.96

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.85%, 0.90%, 1.65%, and 1.65% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 43/366
(to reflect the period the fund was open during the one-half year period).

10

                       CORE BOND TOTAL RETURN PORTFOLIO

Total Net Assets (9/30/04): $2.5 billion

Performance Benchmark

     Lehman Brothers U.S. Aggregate Index
Investment Approach

     Seeks to realize a total return that exceeds that of the Lehman Brothers
U.S. Aggregate Index by investing primarily in investment-grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the benchmark. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Portfolio may invest up to 10%
of its assets in non-dollar denominated bonds of issuers located outside of the
United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the
Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of
2004, employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery.
Without a clear trend among economic indicators, the Federal Reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee (FOMC), the second quarter was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%.
Investors, however, failed to follow the Federal Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year
Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o  The Portfolio's BlackRock share class outperformed the benchmark for the year ended September 30,2004. The Institutional share class was flat relative to the benchmark, and the other share classes underperformed the benchmark. For the fourth quarter of 2003 and the first quarter of 2004, the
Portfolio's yield curve positioning hurt performance. The Portfolio also suffered from its underweight in the corporate and mortgage sectors. Security selection within both the corporate and mortgage sectors was additive to performance, specifically a bias towards 15-year maturities within mortgages and holdings in autos and cable media sectors within corporates. Further benefiting performance was the Portfolio's overweight in commercial mortgage-backed securities ("CMBS"), which returned 0.61% over duration-adjusted Treasuries. The Portfolio's allocation to non-dollar contributed to relative performance. Yields fell in Europe relative to the U.S.
as economic growth disparities between Europe and the U.S. increased. In the first quarter of 2004, the Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance.

     o  In the second and third quarters of 2004, stronger than expected economic data caused the yield curve to flatten as investors initially priced in an aggressive pace of Federal Reserve tightening. The yield curve, as measured by the spread between the 2-year Treasury Note and the 30-year
Treasury Bond, flattened by almost 60 basis points. The Portfolio held a short duration position relative to the benchmark, which aided relative performance during the second quarter of 2004, as did the Portfolio's yield curve flattening bias and strong selection among corporate securities. In the third quarter, corporate bond spreads narrowed. Lower volatility and strong demand drove the sector's performance. The Portfolio benefited from its yield curve flattening bias and corporate security selection.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE BOND TOTAL
                                RETURN PORTFOLIO
      AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,597                    $ 10,000
12/31/1994            10,050                9,645                      10,038
03/31/1995            10,536               10,112                      10,544
06/30/1995            11,155               10,706                      11,187
09/30/1995            11,376               10,917                      11,407
12/31/1995            11,877               11,399                      11,892
03/31/1996            11,597               11,118                      11,680
06/30/1996            11,666               11,170                      11,747
09/30/1996            11,899               11,380                      11,963
12/31/1996            12,306               11,756                      12,322
03/31/1997            12,272               11,710                      12,254
06/30/1997            12,682               12,087                      12,705
09/30/1997            13,093               12,464                      13,129
12/31/1997            13,416               12,757                      13,516
03/31/1998            13,633               12,948                      13,724
06/30/1998            13,956               13,240                      14,045
09/30/1998            14,476               13,716                      14,639
12/31/1998            14,511               13,732                      14,688
03/31/1999            14,491               13,697                      14,613
06/30/1999            14,349               13,547                      14,485
09/30/1999            14,452               13,628                      14,584
12/31/1999            14,421               13,583                      14,566
03/31/2000            14,783               13,907                      14,887
06/30/2000            15,037               14,115                      15,146
09/30/2000            15,506               14,554                      15,603
12/31/2000            16,185               15,173                      16,259
03/31/2001            16,668               15,624                      16,752
06/30/2001            16,687               15,624                      16,847
09/30/2001            17,528               16,392                      17,624
12/31/2001            17,512               16,357                      17,632
03/31/2002            17,518               16,344                      17,648
06/30/2002            18,155               16,918                      18,300
09/30/2002            18,819               17,498                      19,139
12/31/2002            19,206               17,861                      19,440
03/31/2003            19,509               18,108                      19,711
06/30/2003            20,027               18,572                      20,204
09/30/2003            19,983               18,534                      20,174
12/31/2003            20,034               18,546                      20,238
03/31/2004            20,491               18,952                      20,776
06/30/2004            20,110               18,583                      20,268
09/30/2004            20,719               19,151                      20,916

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           3.83%         5.95%        7.67%        7.70%
     Institutional Class                       3.68%         5.73%        7.47%        7.56%
     Service Class                             3.38%         5.42%        7.15%        7.28%
     Investor A Class (Load Adjusted)         (0.83)%        3.89%        6.17%        6.71%
     Investor A Class (NAV)                    3.33%         5.32%        7.04%        7.15%
     Investor B Class (Load Adjusted)         (1.82)%        3.52%        5.93%        6.47%
     Investor B Class (NAV)                    2.56%         4.57%        6.25%        6.47%
     Investor C Class (Load Adjusted)          1.58%         4.53%        6.24%        6.47%
     Investor C Class (NAV)                    2.56%         4.53%        6.24%        6.47%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12 /9 /92; SERVICE SHARES,
1 /12/96; INVESTOR A SHARES, 1 /31/96; INVESTOR B SHARES, 3 /18/96; INVESTOR C
SHARES,
2 /28/97; AND BLACKROCK SHARES, 5 /1/97. SEE "NOTE ON PERFORMANCE INFORMATION"
ON PAGE 26 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED,
INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              11

                       CORE BOND TOTAL RETURN PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          81.8%
AA             8.9
A              4.7
BBB            4.5
\qBBB          0.1
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    30.2%
Mortgage Pass-Throughs                    29.2
Corporate Bonds                           20.2
Commercial Mortgage Backed Securities      7.5
Foreign Bonds                              6.0
Asset Backed Securities                    5.2
Multiple Class Mortgage Pass-Throughs      1.5
Certificate of Deposit                     0.1
Taxable Municipal Bonds                    0.1
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)      8.1
Effective Duration2           3.91

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,011.80        1,011.10        1,009.60        1,010.50        1,006.70        1,005.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.01            2.77            4.17            4.32            8.08            8.02

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.98        1,022.22        1,020.80        1,020.65        1,016.85        1,016.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.03            2.78            4.20            4.35            8.15            8.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.83%, 0.86%, 1.61%, and 1.60% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

12

                       CORE PLUS TOTAL RETURN PORTFOLIO

Total Net Assets (9/30/04):  $285.2 million

Performance Benchmark
     Lehman Brothers U.S. Aggregate Index

Investment Approach

     Seeks to realize a total return that exceeds that of the Lehman Brothers
U.S. Aggregate Index by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the benchmark. The portfolio management team invests primarily in dollar-denominated investment-grade bonds but may invest up to 20% of its assets in any combination of non-investment-grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The portfolio management team selects bonds from several categories including: U.S.
Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the
Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of
2004, employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period.
Without a clear trend among economic indicators, the Federal Reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee (FOMC), the second quarter was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%.
Investors, however, failed to follow the Federal Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year
Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o  The Portfolio's Service share class outperformed the benchmark for the year ended September 30,2004. The other share classes underperformed the benchmark. During the fourth quarter of 2003 and first quarter of 2004, yield curve positioning was a negative for performance. In addition, the Portfolio suffered from its underweight in the corporate and mortgage sectors. Security selection within the mortgage sector was additive to performance, specifically a bias towards 15-year maturities. The Portfolio's allocation to non-dollar securities also contributed to performance relative to the benchmark. Yields fell in Europe relative to the U.S. as economic growth disparities between
Europe and the U.S. increased. The Portfolio's allocations to the below-investment grade sectors of high-yield and emerging markets were the largest positive contributors to performance. Both sectors continued to benefit as investors moved down the credit curve in search of higher yielding assets.
The Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance. Additionally, the
Portfolio was positioned to take advantage of narrowing spreads between the 10-
and 20-year segments of the yield curve, resulting in a slightly negative impact on the Portfolio's return.

     o  In the second and third quarters of 2004, stronger than expected economic data caused the yield curve to flatten as investors initially priced in an aggressive pace of Federal Reserve tightening. The yield curve, as measured by the spread between the 2-year Treasury Note and the 30-year
Treasury Bond, flattened by almost 60 basis points. The Portfolio held a short duration position relative to the benchmark, which aided performance relative to the benchmark in the second quarter of 2004, as did its yield curve flattening bias. In the third quarter of 2004, the Portfolio benefited from its yield curve flattening bias and corporate security selection, as well as its non-dollar exposure, high yield allocation, and emerging market exposure.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE PLUS TOTAL
                                RETURN PORTFOLIO
          AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
12/07/2001          $ 10,000              $ 9,597                    $ 10,000
12/31/2001            10,098                9,691                      10,086
03/31/2002            10,061                9,648                      10,095
06/30/2002            10,358                9,921                      10,468
09/30/2002            10,721               10,257                      10,948
12/31/2002            10,992               10,507                      11,120
03/31/2003            11,143               10,642                      11,275
06/30/2003            11,489               10,963                      11,557
09/30/2003            11,455               10,921                      11,540
12/31/2003            11,492               10,957                      11,576
03/31/2004            11,705               11,172                      11,884
06/30/2004            11,434               10,937                      11,594
09/30/2004            11,788               11,276                      11,964

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                      Average Annual Total Return
                                             1 Year       From Inception
                                          ------------   ---------------
     BlackRock Class                           3.65%           6.40%
     Institutional Class                       2.91%           6.02%
     Service Class                             3.78%           6.23%
     Investor A Class (Load Adjusted)         (0.92)%          4.36%
     Investor A Class (NAV)                    3.25%           5.90%
     Investor B Class (Load Adjusted)         (2.07)%          4.01%
     Investor B Class (NAV)                    2.38%           5.15%
     Investor C Class (Load Adjusted)          1.39%           5.16%
     Investor C Class (NAV)                    2.38%           5.16%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON
12/7/01. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 26 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              13

                       CORE PLUS TOTAL RETURN PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          79.4%
AA             8.5
A              4.4
BBB            5.6
\qBBB          2.1
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    29.1%
Mortgage Pass-Throughs                    27.1
Corporate Bonds                           23.3
Foreign Bonds                              7.9
Commercial Mortgage Backed Securities      6.9
Asset Backed Securities                    5.4
Certificate of Deposit                     0.3
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   7.3
Effective Duration2        3.53

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,010.70        1,007.10        1,009.40        1,009.30        1,004.50        1,006.50
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.01            2.76            4.07            4.37            8.07            8.08

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.98        1,022.22        1,020.90        1,020.60        1,016.85        1,016.85
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.03            2.78            4.10            4.40            8.15            8.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.81%, 0.87%, 1.61%, and 1.61% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

14

                          GOVERNMENT INCOME PORTFOLIO

Total Net Assets (9/30/04): $208.1 million

Performance Benchmark

     Lehman Brothers Mortgage/Merrill Lynch 10-Year Treasury Index

Investment Approach
     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. Securities purchased for the Portfolio are rated in the highest rating category (AAA or
Aaa) at the time of purchase by at least one major rating agency or are determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S.
Treasuries and agency securities, commercial and residential mortgage-backed securities ("MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of
2004, employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period.
Without a clear trend among economic indicators, the Federal Reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee (FOMC), the second quarter of 2004 was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%. Investors, however, failed to follow the Federal Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o  The Portfolio's BlackRock share class outperformed the benchmark for the year ended September 30,2004. The other share classes underperformed the benchmark. During the fourth quarter of 2003 and the first quarter of 2004, the
Portfolio benefited from its overweight in residential MBS, and its allocation to agencies and CMOs. The Portfolio was short duration versus its benchmark and was structured in anticipation of a flattening yield curve, both of which negatively impacted performance. During the period, the Portfolio benefited from its overweight in residential MBS and its allocations to agencies. Also during this period, the Portfolio sold agencies as valuations provided for an attractive opportunity and bought mortgages. After a difficult summer in 2003, mortgages were able to recover somewhat during the fourth quarter of 2003 as bank demand for spread in a low interest rate environment supported valuations.

     o  During second and third quarters of 2004, stronger than expected economic data caused the yield curve to flatten. The Federal Reserve noted it would not raise interest rates until there was a sustained period of job growth and signs that inflation had bottomed. As the market saw this happening, investors initially priced in an aggressive pace of Federal Reserve tightening.
The yield curve, as measured by the spread between the 2-year Treasury Note and the 30-year Treasury Bond, flattened by almost 60 basis points. The Treasury market rallied through much of the third quarter of 2004, but it did not cause a material increase in prepayments, nor a response from the volatility markets.
Agency spreads tightened versus both swaps and Treasuries during the third quarter of 2004, and the Portfolio benefited from its yield curve flattening position.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME
                                 PORTFOLIO AND
THE LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH 10-YEAR TREASURY INDEX FROM
                                   INCEPTION.

                                        [LINE CHART]

                    Investor A     Lehman Brothers Mortgage/Merrill Lynch 10 year Treasury In
                    ----------     ----------------------------------------------------------
10/03/1994            $ 9,551                               $ 10,000
12/31/1994              9,543                                 10,079
03/31/1995             10,026                                 10,632
06/30/1995             10,720                                 11,382
09/30/1995             10,916                                 11,586
12/31/1995             11,360                                 12,110
03/31/1996             11,134                                 11,829
06/30/1996             11,163                                 11,829
09/30/1996             11,400                                 12,049
12/31/1996             11,747                                 12,436
03/31/1997             11,721                                 12,308
06/30/1997             12,179                                 12,831
09/30/1997             12,595                                 13,285
12/31/1997             12,983                                 13,722
03/31/1998             13,190                                 13,928
06/30/1998             13,518                                 14,241
09/30/1998             13,997                                 15,085
12/31/1998             14,022                                 15,076
03/31/1999             13,903                                 14,907
06/30/1999             13,701                                 14,631
09/30/1999             13,801                                 14,726
12/31/1999             13,705                                 14,578
03/31/2000             14,000                                 14,972
06/30/2000             14,306                                 15,249
09/30/2000             14,820                                 15,651
12/31/2000             15,546                                 16,472
03/31/2001             15,989                                 16,850
06/30/2001             15,952                                 16,748
09/30/2001             17,064                                 17,696
12/31/2001             16,967                                 17,502
03/31/2002             16,956                                 17,413
06/30/2002             17,900                                 18,227
09/30/2002             19,037                                 19,480
12/31/2002             19,265                                 19,552
03/31/2003             19,461                                 19,897
06/30/2003             19,953                                 20,311
09/30/2003             19,863                                 20,185
12/31/2003             19,851                                 20,140
03/31/2004             20,482                                 20,799
06/30/2004             19,773                                 20,177
09/30/2004             20,527                                 20,947

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                   Average Annual Total Return
                                             1 Year        3 Year       5 Year      From Inception
                                          ------------   ----------   ----------   ---------------
     BlackRock Class                           3.85%         6.70%        8.47%          8.06%
     Investor A Class (Load Adjusted)         (1.27)%        4.73%        7.27%          7.46%
     Investor A Class (NAV)                    3.34%         6.36%        8.26%          7.96%
     Investor B Class (Load Adjusted)         (1.87)%        4.51%        7.16%          7.17%
     Investor B Class (NAV)                    2.57%         5.56%        7.46%          7.17%
     Investor C Class (Load Adjusted)          1.59%         5.57%        7.43%          7.15%
     Investor C Class (NAV)                    2.57%         5.57%        7.43%          7.15%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 10/3 /94; INVESTOR B SHARES,
10/3/94; INVESTOR C SHARES, 2 /28/97; AND BLACKROCK SHARES, 2/10/03. SEE "NOTE
ON PERFORMANCE INFORMATION" ON PAGE 26 FOR FURTHER INFORMATION ON HOW
PERFORMANCE DATA WAS CALCULATED. THE PERFORMANCE SHOWN IN THE LINE GRAPH IS
THAT OF INVESTOR A SHARES OF THE PORTFOLIO. EXCLUDING THE EFFECTS OF SALES
CHARGES, THE ACTUAL PERFORMANCE OF INVESTOR B AND INVESTOR C SHARES IS LOWER
THAN THE PERFORMANCE OF INVESTOR A SHARES BECAUSE INVESTOR B AND INVESTOR C
SHARES HAVE HIGHER EXPENSES THAN INVESTOR A SHARES. PURCHASES OF INVESTOR A
SHARES GENERALLY PAY A FRONT-END SALES CHARGE, WHILE PURCHASERS OF INVESTOR B
AND INVESTOR C SHARES MAY PAY A CONTINGENT DEFERRED SALES CHARGE (DEPENDING ON
HOW LONG THEY HOLD THEIR SHARES) WHEN THEY SELL THEIR SHARES.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                              15

                          GOVERNMENT INCOME PORTFOLIO

FUND PROFILE

  Credit Quality (% of
long-term investments)1
AAA          100.0%
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                  51.7%
U.S. Government & Agency Obligations      46.0
Commercial Mortgage Backed Securities      1.6
Asset Backed Securities                    0.7
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   7.6
Effective Duration2        5.34

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                           BlackRock        Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,004.10        1,002.20          998.50          998.40
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       2.25            4.71            8.34            8.34

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                           BlackRock        Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,022.72        1,020.24        1,016.55        1,016.55
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       2.28            4.76            8.45            8.45

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.94%, 1.67%, and 1.67% for the BlackRock, Investor A, B, and C
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16

                      INFLATION PROTECTED BOND PORTFOLIO

Inception Date: June 28, 2004

Total Net Assets (9/30/04): $20.9 million

Performance Benchmark

     Lehman Global Real: U.S. TIPS Index

Investment Approach

     Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and
U.S. and non-U.S. corporations and maintains an average portfolio duration that is within +/- 20% of the duration of the Lehman Global Real: U.S. TIPS Index.
The Portfolio may invest up to 20% of its assets in non-investment grade bonds
(high yield or junk bonds) or securities of emerging market issuers. The
Portfolio may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The management team may also purchase U.S. Treasury and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities and investment grade corporate bonds. Securities are purchased for the Portfolio when the management team believes that they have the potential for above-average real return.

--------------------------------------------------------------------------------
FUND PROFILE

  Credit Quality (% of
long-term investments)1
AAA          100.0%
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations   100.0%
                                       -----
     Total                             100.0%
                                       =====

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

        Portfolio Statistics
Average maturity (years)      11.2
Effective Duration2            6.19

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 28, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (6/28/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,050.50        1,054.00        1,039.00        1,051.10        1,052.10        1,055.10
Expenses Incurred
 During Period
 (6/28/04 -
  9/30/04)                    0.79            1.06            1.96            2.24            4.22            4.22

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (6/28/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,024.22        1,023.96        1,023.05        1,022.79        1,020.84        1,020.84
Expenses Incurred
 During Period
 (6/28/04 -
  9/30/04)                    0.78            1.04            1.95            2.21            4.16            4.16

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.40%, 0.75%, 0.85%, 1.60%, and 1.60% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 94/366
(to reflect the period the fund was open during the one-half year period).

                                                                              17

                                GNMA PORTFOLIO

Total Net Assets (9/30/04): $247.6 million

Performance Benchmark

     Lehman Brothers GNMA MBS Index
Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in securities issued by the Government National Mortgage Association ("GNMA") as well as other U.S.
Government securities in the five to ten year maturity range. Securities purchased by the Portfolio are rated in the highest rating category (AAA or
Aaa) at the time of purchase by at least one major rating agency or are determined by the portfolio management team to be of similar quality.
Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of
2004, employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period.
Without a clear trend among economic indicators, the Federal Reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open Market Committee (FOMC), the second quarter was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter of 2004, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%.
Investors, however, failed to follow the Federal Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year
Treasury yields dropping by a more substantial 0.47%. The cause of this divergence was the consensus that the pace of economic growth had slowed.

     o   All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004. During the fourth quarter of 2003 and the first quarter of 2004, the Portfolio benefited from its overweight in agency securities. The Portfolio's bias towards 15-year issues also aided performance, as did its allocation to collateralized mortgage obligations (CMOs). On the other hand, the Portfolio suffered from its underweight in residential mortgage-backed securities (MBS), as the group outperformed duration-adjusted
Treasuries. The Portfolio's bias towards lower coupon issues also detracted from performance.

     o   The second quarter of 2004 was extremely volatile, as MBS started with one of its worst months on record only to recover by the end of the quarter.
During the quarter, mortgages were the best performing spread sector, outperforming Treasuries by 5 basis points. Bank demand, which had led the carry trade over the last two years, continued to slow due to the implications of a flatter yield curve. In June, lower coupon issues underperformed higher coupon securities, 30-year issues outperformed 15-year securities and GNMA issues performed in line with conventional issues. The Portfolio's short duration position was a positive on relative performance, as was its yield curve flattening bias and its long spread duration position. However, performance was hampered by Portfolio's bias toward lower coupon securities, and securities with 15-year maturities. In the third quarter of 2004, The
Portfolio's bias toward higher coupon securities, and its yield curve flattening bias were positive contributors for performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND
                                   THE LEHMAN
                BROTHERS GNMA MBS INDEX FOR THE PAST TEN YEARS.

                                    [LINE CHART]

                 Institutional          Investor A     Lehman Brothers GNMA MBS Index
                 -------------          ----------     ------------------------------
09/30/1994          $ 10,000              $ 9,597                 $ 10,000
12/31/1994            10,082                9,664                   10,066
03/31/1995            10,644               10,191                   10,598
06/30/1995            11,261               10,769                   11,158
09/30/1995            11,487               10,972                   11,407
12/31/1995            11,866               11,321                   11,782
03/31/1996            11,761               11,208                   11,746
06/30/1996            11,852               11,281                   11,829
09/30/1996            12,075               11,480                   12,077
12/31/1996            12,423               11,797                   12,433
03/31/1997            12,435               11,795                   12,450
06/30/1997            12,917               12,238                   12,935
09/30/1997            13,312               12,596                   13,316
12/31/1997            13,627               12,879                   13,618
03/31/1998            13,866               13,091                   13,838
06/30/1998            14,167               13,357                   14,072
09/30/1998            14,494               13,649                   14,431
12/31/1998            14,658               13,787                   14,559
03/31/1999            14,771               13,877                   14,705
06/30/1999            14,602               13,702                   14,643
09/30/1999            14,735               13,811                   14,776
12/31/1999            14,698               13,760                   14,839
03/31/2000            15,014               14,040                   15,128
06/30/2000            15,380               14,365                   15,450
09/30/2000            15,868               14,788                   15,913
12/31/2000            16,441               15,366                   16,488
03/31/2001            16,938               15,811                   16,932
06/30/2001            17,096               15,940                   17,151
09/30/2001            17,904               16,672                   17,810
12/31/2001            18,075               16,827                   17,843
03/31/2002            18,278               16,996                   18,034
06/30/2002            18,908               17,558                   18,619
09/30/2002            19,323               17,921                   19,123
12/31/2002            19,669               18,220                   19,394
03/31/2003            19,808               18,327                   19,556
06/30/2003            20,008               18,490                   19,663
09/30/2003            20,095               18,548                   19,746
12/31/2003            20,302               18,716                   19,947
03/31/2004            20,566               18,937                   20,263
06/30/2004            20,388               18,752                   20,079
09/30/2004            20,891               19,197                   20,566

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           4.02%         5.33%        7.26%        7.66%
     Institutional Class                       3.97%         5.28%        7.23%        7.65%
     Service Class                             3.67%         4.97%        6.89%        7.31%
     Investor A Class (Load Adjusted)         (0.65)%        3.40%        5.94%        6.74%
     Investor A Class (NAV)                    3.50%         4.81%        6.81%        7.18%
     Investor B Class (Load Adjusted)         (1.70)%        3.00%        5.65%        6.36%
     Investor B Class (NAV)                    2.74%         4.05%        5.97%        6.36%
     Investor C Class (Load Adjusted)          1.86%         4.06%        5.95%        6.35%
     Investor C Class (NAV)                    2.85%         4.06%        5.95%        6.35%

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY
PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE
FUND BETWEEN MAY 1 AND MAY 15,1998 (THE "CTF CONVERSION"), THE GNMA PORTFOLIO
WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE GNMA FUND OF PNC BANK. PERFORMANCE
INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE
PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO
THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION
PRESENTED IS BASED UPON THE PERFORMANCE OF THE GNMA FUND FOR PERIODS PRIOR TO
THE CTF CONVERSION. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 26 FOR
FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

18

                                GNMA PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          99.2%
Unrated        0.8
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                  92.7%
U.S. Government & Agency Obligations       4.4
Commercial Mortgage Backed Securities      2.1
Asset Backed Securities                    0.8
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   5.2
Effective Duration2        3.07

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,016.60        1,015.80        1,014.40        1,013.70        1,010.00        1,011.00
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.27            3.02            4.43            4.68            8.44            8.45

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.72        1,021.96        1,020.55        1,020.29        1,016.50        1,016.50
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.28            3.04            4.46            4.71            8.51            8.51

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.88%, 0.93%, 1.68%, and 1.68% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

                                                                              19

                           MANAGED INCOME PORTFOLIO

Total Net Assets (9/30/04):  $769.8 million

Performance Benchmark

     Lehman Brothers U.S. Aggregate Index
Investment Approach
     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in investment-grade bonds that allow it to maintain an average portfolio duration that is within +/- 20%
of the Lehman Brothers U.S. Aggregate Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment-grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S.
Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.
Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-Year Treasury had risen by 0.42% from its September 30, 2003 level. During the first quarter of
2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-Year Treasury yields declined by 0.47% over the three-month period. Without a clear trend of strengthening economic indicators, the Federal Reserve maintained the status quo. Starting with the unexpectedly strong employment report and ending with a 0.25% rate hike by the Federal Open
Market Committee (FOMC), the second quarter of 2004 was primarily about the transition away from an aggressively accommodative monetary regime. Yields moved sharply higher, particularly among shorter maturity issues. A day before the start of the third quarter, the Federal Reserve increased the Federal Funds target rate for the first time since May 2000. By the end of the third quarter, the FOMC tightened monetary policy twice more, at each of its meetings, to push the money rate to 1.75%. Investors, however, failed to follow the Federal
Reserve as longer maturity interest rates fell, with 2-year Treasury yields declining by 0.08% and 10-year Treasury yields dropping by a more substantial
0.47%.

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004. For the first half of the period, the
Portfolio's yield curve positioning contributed negatively to performance. The
Portfolio also suffered from its underweight in the corporate and mortgage sectors. Security selection within both the corporate and mortgage sectors was additive to performance, specifically a bias towards 15-year maturities within mortgages and holdings in autos and cable media sectors within corporates.
Further benefiting performance was the Portfolio's overweight in commercial mortgage-backed securities (CMBS). The Portfolio's allocation to non-dollar also contributed to performance relative to the benchmark. In the first quarter of 2004, the Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance.

     o  In the second and third quarters of 2004, stronger than expected economic data caused the yield curve to flatten during the quarter as investors initially priced in an aggressive pace of Fed tightening. The yield curve, as measured by the spread between the 2-year Treasury Note and the 30-year
Treasury Bond, flattened by almost 60 basis points. The Portfolio held a short duration position relative to the benchmark, which aided relative performance for the third quarter, as did its yield curve flattening bias. Corporate bond spreads narrowed during the third quarter of 2004. Lower volatility and strong demand drove the sector's performance. The Portfolio benefited from its yield curve flattening bias and corporate security selection.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME
                                 PORTFOLIO AND
       THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,551                    $ 10,000
12/31/1994            10,049                9,588                      10,038
03/31/1995            10,530               10,036                      10,544
06/30/1995            11,131               10,595                      11,187
09/30/1995            11,327               10,768                      11,407
12/31/1995            11,807               11,212                      11,892
03/31/1996            11,572               10,974                      11,680
06/30/1996            11,620               11,007                      11,747
09/30/1996            11,817               11,181                      11,963
12/31/1996            12,213               11,542                      12,322
03/31/1997            12,178               11,495                      12,254
06/30/1997            12,616               11,895                      12,705
09/30/1997            13,029               12,270                      13,129
12/31/1997            13,368               12,575                      13,516
03/31/1998            13,564               12,744                      13,724
06/30/1998            13,920               13,063                      14,045
09/30/1998            14,234               13,342                      14,639
12/31/1998            14,343               13,429                      14,688
03/31/1999            14,351               13,421                      14,613
06/30/1999            14,204               13,268                      14,485
09/30/1999            14,314               13,355                      14,584
12/31/1999            14,255               13,284                      14,566
03/31/2000            14,561               13,553                      14,887
06/30/2000            14,812               13,785                      15,146
09/30/2000            15,294               14,202                      15,603
12/31/2000            15,955               14,814                      16,259
03/31/2001            16,451               15,257                      16,752
06/30/2001            16,503               15,287                      16,847
09/30/2001            17,341               16,029                      17,624
12/31/2001            17,339               16,007                      17,632
03/31/2002            17,316               15,967                      17,648
06/30/2002            17,941               16,525                      18,300
09/30/2002            18,524               17,042                      19,139
12/31/2002            18,990               17,450                      19,440
03/31/2003            19,279               17,696                      19,711
06/30/2003            19,834               18,184                      20,204
09/30/2003            19,821               18,150                      20,174
12/31/2003            19,860               18,164                      20,238
03/31/2004            20,304               18,548                      20,776
06/30/2004            19,909               18,166                      20,268
09/30/2004            20,516               18,700                      20,916

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       3.51%         5.76%        7.46%        7.45%
     Service Class                             3.20%         5.45%        7.14%        7.14%
     Investor A Class (Load Adjusted)         (1.61)%        3.67%        5.98%        6.46%
     Investor A Class (NAV)                    3.03%         5.27%        6.97%        6.95%
     Investor B Class (Load Adjusted)         (2.07)%        3.43%        5.85%        6.37%
     Investor B Class (NAV)                    2.26%         4.49%        6.17%        6.37%
     Investor C Class (Load Adjusted)          1.21%         4.50%        6.12%        6.35%
     Investor C Class (NAV)                    2.17%         4.50%        6.12%        6.35%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11 /1/89; INVESTOR A
SHARES, 2 /5 /92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/15 /97; AND
INVESTOR C SHARES,    11/22/99. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE
26 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

20

                           MANAGED INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          82.2%
AA             8.4
A              5.6
BBB            3.7
\qBBB          0.1
             -----
  Total      100.0%
             =====

  Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations    36.5%
Mortgage Pass-Throughs                    23.6
Corporate Bonds                           19.7
Commercial Mortgage Backed Securities      6.9
Foreign Bonds                              5.7
Asset Backed Securities                    4.1
Project Loans                              2.2
Taxable Municipal Bonds                    1.2
Certificate of Deposit                     0.1
                                        ------
     Total                              100.0%
                                        ======

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   8.8
Effective Duration2        3.90

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,010.50        1,008.90        1,008.20        1,004.40        1,003.50
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.27            4.77            5.42            9.22            9.22

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.71        1,020.19        1,019.53        1,015.69        1,015.69
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.29            4.81            5.47            9.32            9.32

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.65%, 0.95%, 1.08%, 1.84%, and 1.84% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                              21

                         INTERNATIONAL BOND PORTFOLIO

Total Net Assets (9/30/04): $426.2 million

Performance Benchmark

     Citigroup Non-U.S.World Government Bond Index

Investment Approach

     Seeks to realize a total return that exceeds that of the Citigroup
Non-U.S. World Government Bond Index by investing primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries.

Recent Portfolio Management Activity
     o   After initially rising in October 2003 due to stronger economic data,
U.S. interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter of 2003. Canadian yields first rose in light of lower unemployment, growth in consumer prices and industrial purchasing and then fell in November and December. The Portfolio's overweight in Canada had a positive impact on performance during the first half of the period. In Europe, yields generally tracked higher over the first quarter of 2004. Although inflation remained at or below central bank targets, signs of growth came from the manufacturing sector and business confidence improved. The European Central
Bank (ECB) kept rates at 2% during the fourth quarter of 2003. As yields improved, the Portfolio's overweight position in European bonds benefited performance. The Portfolio's overweight in U.K. bonds detracted from performance as yields rose during the first half of the period.

     o  All share classes of the Portfolio underperformed the benchmark for the year ended September 30, 2004. During the fourth quarter of 2003 and first quarter of 2004, there was a general decline in U.S. bond yields due to tepid job growth and renewed terrorism fears. The Portfolio's short duration positioning was the primary cause of underperformance relative to the benchmark for the quarter. Despite low inflation, a strong Euro, and a worsening employment situation, the ECB held rates at 2% throughout the first quarter of
2004. In the second and third quarters of 2004, while U.S. global interest rates moved higher, yields outside the U.S. rose significantly less. This development produced strong relative performance in European and Canadian bonds. Stronger economic statistics and the shift in expectations with respect to Federal Reserve policy benefited the U.S. dollar. The dollar appreciated roughly 1.50% on a trade-weighted basis.

     o  The Portfolio's short duration position helped relative performance during the second quarter of 2004, as fears of economic overheating and inflationary momentum sparked a sharp rise in yields. Those fears abated during the third quarter of 2004, and most global bond markets rallied, but the
Portfolio's defensive positioning hampered returns relative to its benchmark.
During that quarter, U.S. economic growth was hindered by a heightened fear of terrorism, a sharp rise in oil prices, and the worst hurricane season to hit the U.S in 40 years. Concern over slowing economies in the U.S. and China coupled with Japan's weaker-than-expected Gross Domestic Product data lowered conviction over the sustainability of Japan's economic recovery. Cooling housing markets in Australia and the U.K. suggest that prior monetary policy tightenings have begun to make an impact. The ECB repeatedly commented that the
Euroland recovery remains intact, but market participants continue to be cautious due to sluggish economic conditions in Germany. Having lowered rates three times earlier in the year as economic conditions turned sluggish, the
Bank of Canada reversed course and raised rates 25 basis points to 2.25% in
September. Growth proved to be stronger than expected given a robust global environment and higher commodity prices. With reversals in the economy and in monetary policy, Canadian bonds underperformed U.S. bonds earlier in the third quarter of 2004, and portfolio management took advantage of this cheapening to reestablish an overweight position relative to the benchmark.

     o  The Portfolio has reduced our overweight position in Swedish bonds as the bulk of the convergence to Euro bonds has been realized. Over the last two years, the Riksbank reduced its repo rate more aggressively than the ECB as inflation dropped dramatically. We now believe that the Swedish economy is regaining its momentum, with limited scope for further relative inflation declines.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL BOND
                                   PORTFOLIO
 AND THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX FOR THE PAST TEN YEARS.

                                                                    [LINE CHART]
                                                                                                    Citigroup Non-U.S. World
                 Service      Investor A     Citigroup Non-U.S. World Government Bond Index      Government Bond Index (Hedged)
              ----------      ----------     ----------------------------------------------     -------------------------------
09/30/1994      $ 10,000        $ 9,501                         $ 10,000                                               $ 10,000
12/31/1994        10,103          9,599                           10,057                                                 10,169
03/31/1995        10,951         10,405                           11,509                                                 10,636
06/30/1995        11,362         10,796                           12,072                                                 11,135
09/30/1995        11,563         10,986                           11,779                                                 11,533
12/31/1995        12,125         11,521                           12,023                                                 11,991
03/31/1996        12,168         11,562                           11,819                                                 12,105
06/30/1996        12,446         11,822                           11,867                                                 12,418
09/30/1996        12,927         12,274                           12,253                                                 12,929
12/31/1996        13,388         12,703                           12,513                                                 13,408
03/31/1997        13,516         12,820                           11,790                                                 13,608
06/30/1997        13,968         13,243                           12,123                                                 14,033
09/30/1997        14,378         13,626                           12,148                                                 14,514
12/31/1997        14,718         13,942                           11,980                                                 14,893
03/31/1998        15,096         14,294                           12,030                                                 15,347
06/30/1998        15,353         14,531                           12,230                                                 15,702
09/30/1998        16,128         15,259                           13,405                                                 16,521
12/31/1998        16,359         15,471                           14,111                                                 16,611
03/31/1999        16,590         15,682                           13,428                                                 16,916
06/30/1999        16,435         15,530                           12,825                                                 16,809
09/30/1999        16,387         15,477                           13,610                                                 16,890
12/31/1999        16,389         15,472                           13,396                                                 17,088
03/31/2000        16,719         15,777                           13,240                                                 17,460
06/30/2000        17,148         16,175                           13,135                                                 17,776
09/30/2000        17,487         16,489                           12,541                                                 18,067
12/31/2000        18,249         17,200                           13,043                                                 18,733
03/31/2001        18,879         17,786                           12,403                                                 19,247
06/30/2001        19,034         17,925                           12,159                                                 19,319
09/30/2001        19,581         18,432                           13,102                                                 19,739
12/31/2001        19,651         18,490                           12,581                                                 19,875
03/31/2002        19,549         18,386                           12,347                                                 19,797
06/30/2002        20,057         18,856                           14,072                                                 20,243
09/30/2002        20,633         19,389                           14,471                                                 20,910
12/31/2002        20,967         19,695                           15,348                                                 21,237
03/31/2003        21,411         20,104                           15,921                                                 21,518
06/30/2003        22,279         20,890                           16,590                                                 21,799
09/30/2003        22,833         21,420                           17,047                                                 21,630
12/31/2003        24,283         22,752                           18,190                                                 21,636
03/31/2004        24,527         22,990                           18,476                                                 21,997
06/30/2004        23,759         22,261                           17,850                                                 21,761
09/30/2004        24,407         22,865                           18,436                                                 22,277

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                Average Annual Total Return
                                            1 Year       3 Year       5 Year       10 Year
                                          ----------   ----------   ----------   ----------
     BlackRock Class                          7.29%        7.93%        8.61%        9.60%
     Institutional Class                      7.20%        7.91%        8.60%        9.60%
     Service Class                            6.89%        7.62%        8.29%        9.33%
     Investor A Class (Load Adjusted)         1.43%        5.64%        7.01%        8.62%
     Investor A Class (NAV)                   6.74%        7.45%        8.12%        9.18%
     Investor B Class (Load Adjusted)         1.44%        5.61%        7.01%        8.49%
     Investor B Class (NAV)                   5.94%        6.65%        7.31%        8.49%
     Investor C Class (Load Adjusted)         4.94%        6.64%        7.34%        8.50%
     Investor C Class (NAV)                   5.94%        6.64%        7.34%        8.50%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR B SHARES, 4
/19/96; INVESTOR A SHARES, 4 /22 /96; INSTITUTIONAL SHARES, 6 /10 /96; AND
INVESTOR C SHARES, 9/11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 26
FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING
IMPORTANT INFORMATION ON THE LINE GRAPH * ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

22

                         INTERNATIONAL BOND PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          83.8%
AA            10.8
A              2.4
BBB            0.5
Unrated        2.5
             -----
  Total      100.0%
             =====

 Country Allocation (% of
  long-term investments)
United States    23.2%
Germany          16.4
Japan             8.7
Canada            6.4
United Kingdom    5.9
Netherlands       5.5
Spain             4.9
Finland           4.5
Sweden            3.5
France            3.1
                 ----
  Total          82.1%
                 ====

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics
Average maturity (years)   6.6
Effective Duration2        4.56

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,057.10          995.70          995.10          994.50          990.00          990.00
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.96            4.59            5.99            6.23            9.95            9.90

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.09        1,020.34        1,018.93        1,018.67        1,014.88        1,014.93
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.91            4.66            6.08            6.33           10.13           10.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.78%, 0.92%, 1.20%, 1.25%, 2.00%, and 1.99% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period) and 135/366 for the BlackRock class (to reflect the period the class was open during the one-half year.)

                                                                              23

                           HIGH YIELD BOND PORTFOLIO

Total Net Assets (9/30/04): $628.2 million

Performance Benchmark

      Lehman Brothers U.S. Corporate High Yield Index

Investment Approach
     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in non-investment grade
(or high yield) bonds, including convertible and preferred securities. The high yield securities purchased by the Portfolio will generally be in the lower rating categories of major rating agencies (BB or lower by Standard & Poors or
Ba or lower by Moody's) or will be determined by the portfolio management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.
The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above average total return.

Recent Portfolio Management Activity
     o   High yield issues were the top-performing fixed income sector in 2003, with an excess return over duration-adjusted Treasuries of 26.42%. Each industry sector in the index generated positive returns in 2003. Leading the extraordinary performance were highly distressed securities within the
CCC-rated sector, which posted a 57.58% return over duration-adjusted
Treasuries during the year. The 10 largest issuers in the index, many of which were last year's `fallen angels', contributed 740 basis points to the year's performance, or 28% of the total. For the second quarter of 2004, in the Lehman
High Yield Index, lower quality names had the best performance, with CCC's adding 0.91%, compared to -0.70% and -2.31% for B's and BB's, respectively.
While this was a departure from the first quarter of 2004 when BB's led the index with a 3.54% return. Most of the sectors in the Lehman High Yield Index generated negative returns in the second quarter of 2004. In the third quarter of 2004, In the Lehman High Yield Index, higher quality names exhibited the best performance, with BB's adding 5.30%, compared to 4.81% and 4.55% for B's and CCC's, respectively. This was a departure from recent historical trends as
CCC's have outperformed BB's in 19 of the last 23 months. Every sector, sub-sector and industry in the Lehman High Yield index generated positive returns in the third quarter with the exception of Airlines.

     o   The Portfolio's BlackRock, Institutional, Service, and Investor A
share classes outperformed the benchmark for the year ended September 30, 2004.
The other share classes underperformed the benchmark. During the fourth quarter of 2003 and the first quarter of 2004, the Portfolio benefited from its overweight in B-rated issues as the group outperformed the benchmark. The
Portfolio also benefited from its underweight in the BB-rated sector, which underperformed the benchmark. These benefits were partially offset by the
Portfolio's underweight in CCC-rated securities, which outperformed the benchmark. All of the sectors in the Index generated positive returns for the first quarter of 2004. The real drivers of the benchmark's return were the consumer cyclical, basic industries and the consumer non-cyclical sector. The
Portfolio benefited from an underweight in paper and other commodity driven sectors in addition to an overweight in gas and energy. The Portfolio's overweight in wireless and cable bolstered performance, whereas an underweight in consumer products slightly detracted from performance relative to the benchmark.

     o   During the second quarter of 2004, the primary contributors to the
Portfolio's outperformance of the benchmark was its overweight positions in
B-rated bonds and the outperformance of media (non-cable), electric, non-captive consumer and airline bonds. This was partially offset by the
Portfolio's underweight in CCC-rated bonds and the underperformance of metals, chemicals and gas pipelines. In the third quarter of 2004, the primary contributor to the Portfolio's underperformance relative to the benchmark was underweight positions in BB-rated bonds. Although BB returns in the Portfolio were generally stronger than or in line with benchmark returns, the portfolio's underweight positioning hurt returns relative to the benchmark because of BBs'
overall strength relative to lower rated paper.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND
                               PORTFOLIO AND THE
        LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX FROM INCEPTION.

                                             [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Corporate High Yield Index
                 -------------          ----------     -----------------------------------------------
11/19/1998          $ 10,000              $ 9,497                         $ 10,000
12/31/1998            10,128                9,613                           10,160
03/31/1999            10,465                9,922                           10,347
06/30/1999            10,622               10,059                           10,382
09/30/1999            10,593               10,019                           10,234
12/31/1999            11,013               10,394                           10,402
03/31/2000            10,883               10,269                           10,159
06/30/2000            10,994               10,362                           10,276
09/30/2000            10,923               10,282                           10,334
12/31/2000            10,221                9,610                            9,793
03/31/2001            10,764               10,110                           10,415
06/30/2001            10,647                9,988                           10,177
09/30/2001            10,318                9,667                            9,746
12/31/2001            10,941               10,239                           10,310
03/31/2002            11,210               10,478                           10,483
06/30/2002            10,860               10,140                            9,810
09/30/2002            10,510                9,800                            9,523
12/31/2002            11,060               10,301                           10,164
03/31/2003            11,785               10,949                           10,938
06/30/2003            13,024               12,088                           12,044
09/30/2003            13,346               12,373                           12,377
12/31/2003            14,164               13,133                           13,109
03/31/2004            14,518               13,446                           13,416
06/30/2004            14,450               13,368                           13,287
09/30/2004            15,085               13,944                           13,931

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                   Average Annual Total Return
                                             1 Year        3 Year       5 Year      From Inception
                                          -----------   -----------   ----------   ---------------
     BlackRock Class                          13.20%        13.67%        7.49%          7.39%
     Institutional Class                      13.03%        13.50%        7.33%          7.26%
     Service Class                            12.71%        13.21%        7.01%          6.91%
     Investor A Class (Load Adjusted)          7.02%        11.07%        5.75%          5.83%
     Investor A Class (NAV)                   12.70%        12.99%        6.83%          6.77%
     Investor B Class (Load Adjusted)          7.37%        11.27%        5.77%          5.86%
     Investor B Class (NAV)                   11.87%        12.20%        6.04%          5.97%
     Investor C Class (Load Adjusted)         10.86%        12.19%        6.06%          5.97%
     Investor C Class (NAV)                   11.86%        12.19%        6.06%          5.97%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON
11/19/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 26 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

                           HIGH YIELD BOND PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
A            0.6%
BBB            2.7
BB            28.1
B             54.6
CCC           10.6
Unrated        3.4
             -----
  Total      100.0%
             =====

   Top 10 Industries (% of long-term
             investments)
Finance                      11.9%
Telecommunications           11.7
Oil & Gas                     9.4
Energy & Utilities            8.4
Chemicals                     6.0
Broadcasting                  4.6
Medical & Medical Services    4.6
Entertainment & Leisure       4.3
Manufacturing                 3.9
Metal & Mining                3.5
                             ----
     Total                   68.3%
                             ====

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)   6.1
Modified Duration2         4.80

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,039.80        1,039.10        1,037.60        1,037.00        1,033.10        1,033.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.80            3.57            4.99            5.25            9.10            9.15

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.22        1,021.46        1,020.04        1,019.79        1,015.94        1,015.89
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.78            3.54            4.96            5.21            9.06            9.11

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.55%, 0.70%, 0.98%, 1.03%, 1.79%, and 1.80% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

                                                                              25

                                BLACKROCK FUNDS
                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes.
If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the
Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent
Class. In the case of Investor A, Investor B, Investor C and Service Shares,
the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions.  The maximum front-end sales charges for Investor A Shares are as follows:
Intermediate PLUS Bond, Intermediate Government Bond, Intermediate Bond, Core
Bond Total Return, Core PLUS Total Return and GNMA - 4.00%; Government Income
and Managed Income - 4.50%; International Bond and High Yield Bond - 5.00%; and
Inflation Protected Bond, Enhanced Income and Low Duration Bond - 3.00%.  The
maximum contingent deferred sales charge for Investor B Shares and Investor C
Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio.  The
Portfolios' returns would have been lower if there were not such waivers and reimbursements.  BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 \^ The performance shown in the line graph is that of Institutional Shares and
  Investor A Shares of the Portfolios. The actual performance of Investor B,
  Investor C and Service Shares is lower than the performance of Institutional
  Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and
  Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

 * The performance shown in the line graph is that of Service Shares and
  Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service
  Shares. Excluding the effects of sales charges, the actual performance of
  Investor B and Investor C Shares is lower than the performance of Investor A
  Shares because Investor B and Investor C Shares have higher expenses than
  Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Taxable Bond
   Portfolios (unaudited)

     During the fiscal year ended September 30, 2004, the following portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

                                                  SHORT-TERM       LONG-TERM
                                                 CAPITAL GAIN     CAPITAL GAIN
                                                   PER SHARE       PER SHARE
                                                --------------   -------------
   Low Duration Bond Portfolio ..............     $  0.0445        $      -
   Intermediate Bond Portfolio ..............        0.0298           0.1901
   Core Bond Total Return Portfolio .........        0.1318           0.1170
   Core PLUS Total Return Portfolio .........        0.0627           0.0635
   Government Income Portfolio ..............        0.0659           0.0913
   Managed Income Portfolio .................        0.0907           0.1899

     Because the Portfolios' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with
Form 1099-DIV and will be mailed in January 2005.
-------------------------------------------------------------------------------

26

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                           ENHANCED INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                                PAR
                                                MATURITY       (000)       VALUE
                                             -------------- ---------- -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.1%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.88%                                       11/10/08     $  100    $    99,976
  U.S. Treasury Bonds
    10.00%                                       05/15/10        335        351,109
    12.75%                                       11/15/10        255        284,214
    10.38%                                       11/15/12        325        395,840
  U.S. Treasury Notes
     1.62%                                    04/05-10/05      6,750      6,714,585
     1.12%                                       06/30/05      3,100      3,078,204
     1.50%                                       07/31/05      5,500      5,472,071
     2.00%                                       08/31/05      7,415      7,403,707
     5.88%                                       11/15/05      1,355      1,409,200
     1.88%                                       11/30/05      4,600      4,579,875
     2.75%                                    07/06-08/07      1,860      1,859,227
     2.38%                                       08/31/06        270        268,998
     3.62%                                       07/15/09        350        354,238

                                                                        ===========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $32,294,959)                                                     32,271,244
                                                                        -----------
MORTGAGE PASS-THROUGHS - 1.9%
  Federal Home Loan Mortgage Corp.
    ARM
     4.20%(b)                                    10/01/37        275        275,566
  Federal Home Loan Mortgage Corp.
    Gold
     6.00%                                       07/01/09         78         81,014
  Government National Mortgage
    Association II ARM
     4.00%(b)                                 11/29-08/31        323        325,257
  Government National Mortgage
    Association II Hybrid
     3.75%(b)                                    06/20/34        371        371,325

                                                                        ===========
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $1,055,359)                                                       1,053,162
                                                                        -----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 2.7%
  Federal Home Loan Mortgage Corp.,
    Series 1570, Class F
     3.32%(b)                                    08/15/23        161        163,401
  Federal Home Loan Mortgage Corp.,
    Series 2763, Class PA
     4.50%                                       09/15/10        150        152,429
  Federal Home Loan Mortgage Corp.,
    Series 2822, Class WZ
     5.00%                                       07/15/19        224        222,189
  Federal Home Loan Mortgage Corp.,
    Series 2822, Class ZU
     5.00%                                       11/15/32        231        230,893
  Federal National Mortgage
    Association, Series 02-39, Class
    FB
     2.36%(b)                                    03/18/32         92         92,053
  Federal National Mortgage
    Association, Series 04-25, Class
    PA
     5.50%                                       10/25/30        143        148,666
  Federal National Mortgage
    Association, Series 04-36, Class
    BS
     5.50%                                       11/25/30        192        200,146

                                                                PAR
                                                MATURITY       (000)       VALUE
                                             -------------- ---------- -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
     5.75%                                       08/25/34     $  250    $   259,453

                                                                        ===========
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $1,479,682)
                                                                          1,469,230
                                                                        -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8%
  Bear Stearns Adjustable Rate
    Mortgage Trust, Series 04-7, Class
    4A
     3.22%(b)                                    10/25/34        372        366,310
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-10,
    Class 2A1
     7.50%                                       05/25/32        150        155,082
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C2, Class X2 (IO)
     2.82%(c)                                    05/10/40      7,175         71,882
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
     7.18%                                       08/15/36        166        186,999
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
     3.69%                                       08/25/34        196        194,369
  Merrill Lynch Mortgage Investors
    Trust, Series 04-E, Class A2A
     2.44%(b)                                    11/25/29        555        555,000
  Merrill Lynch Mortgage Trust, Series
    02-MW1, Class XP (IO)
     2.81%(c)                                    07/12/34      1,442         85,904
  MortgageIT Trust, Series 04-1, Class
    A1
     2.23%(b)                                    11/25/34        720        720,000
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-13, Class A2
     1.94%(b)                                    09/25/34        312        312,002
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
     4.92%(b)                                    03/25/34        349        354,092
  Washington Mutual Mortgage Loan
    Trust, Series 03-AR8, Class A
     4.03%                                       08/25/33        325        323,192
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-V, Class
    1A2
     3.83%(b)                                    10/25/34        966        953,170

                                                                        ===========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $4,291,234)                                                       4,278,002
                                                                        -----------
ASSET BACKED SECURITIES - 17.3%
  American Express Credit Account
    Master Trust, Series 00-3, Class A
     1.92%(b)                                    11/15/07        150        150,126
  American Express Credit Account
    Master Trust, Series 01-1, Class A
     1.90%(b)                                    09/15/08        625        626,185

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              27

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- ------------
ASSET BACKED SECURITIES (Continued)
  Capital Auto Receivables Asset Trust,
    Series 02-1, Class A4
    4.16%                               07/16/07     $  235    $  237,001
  Chase Credit Card Owner Trust,
    Series 00-3, Class A
    1.89%                               01/15/08        150       150,184
  Chase Manhattan Auto Owner Trust,
    Series 02-A, Class A3
    3.49%                               03/15/06         16        15,858
  Chase Manhattan Auto Owner Trust,
    Series 02-B, Class A3
    3.58%                               05/15/06        103       103,338
  Citibank Credit Card Issuance Trust,
    Series 00-A1, Class A1
    6.90%                               10/15/05        150       156,703
  Citibank Credit Card Issuance Trust,
    Series 01-A8, Class A8
    4.10%                               12/07/06        600       602,455
  Citibank Credit Card Issuance Trust,
    Series 03-A2, Class A2
    2.70%                               01/15/06        375       375,292
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                               01/20/09        325       321,737
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                               08/24/07        300       299,919
  Comed Transitional Funding Trust,
    Series 98-1, Class A5
    5.44%                               03/25/07        109       110,614
  Connecticut RRB Special Purpose
    Trust, Series 01-1, Class A2
    5.36%                               03/30/07        126       128,033
  DaimlerChrysler Auto Trust, Series
    02-A, Class A3
    3.85%                               04/06/06        129       129,412
  DaimlerChrysler Auto Trust, Series
    04-A, Class A2
    1.41%                               11/08/06        625       622,400
  Discover Card Master Trust I, Series
    99-6, Class A
    6.85%                               07/17/07        125       126,761
  Discover Card Master Trust I, Series
    01-2, Class A
    1.76%(b)                            07/15/08        525       525,937
  Discover Card Master Trust I, Series
    02-1, Class A
    1.83%                               07/15/07        150       150,027
  Ford Credit Auto Owner Trust, Series
    01-E, Class A4
    4.01%(d)                            03/15/06        244       244,774
  Ford Credit Auto Owner Trust, Series
    02-A, Class A3A
    3.62%                               01/15/06         77        77,456
  Ford Credit Auto Owner Trust, Series
    02-D, Class A3A
    2.68%                               02/15/06        565       565,455
  GSAA Home Equity Trust, Series
    00-8, Class A3A
    2.20%(b)                            09/25/34        625       625,000
  Honda Auto Receivables Owner
    Trust, Series 03-2, Class A3
    1.69%                               02/21/07        525       522,410
  Honda Auto Receivables Owner
    Trust, Series 04-2, Class A3
    3.30%                               06/16/08        150       151,180

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- ------------
ASSET BACKED SECURITIES (Continued)
  MBNA Credit Card Master Note
    Trust, Series 02-A6, Class A6
    3.90%                               11/15/07     $  400    $  404,440
  MBNA Master Credit Card Trust,
    Series 95-C, Class A
    6.45%                               02/15/08        130       133,722
  Nissan Auto Receivables Owner
    Trust, Series 02-A, Class A4
    4.28%                               10/16/06        366       369,405
  Nissan Auto Receivables Owner
    Trust, Series 02-C, Class A3
    2.60%                               08/15/06        209       209,442
  Nissan Auto Receivables Owner
    Trust, Series 04-C, Class A3
    2.95%                               10/15/07        550       548,969
  Option One Mortgage Loan Trust,
    Series 01-4, Class A
    2.14%(b)                            01/25/32         53        53,272
  Standard Credit Card Master Trust,
    Series 95-1, Class A
    8.25%                               01/07/07        400       406,706
  USAA Auto Owner Trust, Series 04-2,
    Class A3
    3.03%                               06/16/08        200       200,082
  Vanderbilt Mortgage and Finance,
    Inc., Series 99-D, Class IA3
    7.06%(b)                            10/07/17        102       104,353
  Vanderbilt Mortgage and Finance,
    Inc., Series 02-B, Class A1V
    1.95%(b)                            04/07/10         16        15,739

                                                               ==========
TOTAL ASSET BACKED SECURITIES
  (Cost $9,473,215)                                             9,464,387
                                                               ----------
CORPORATE BONDS - 1.0%
Banks - 0.0%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                               06/30/08         20        19,287
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                               08/15/08         20        19,739
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                               05/30/08         30        29,372

                                                               ==========
                                                                   68,398
                                                               ----------
Beverages & Bottling - 0.1%
  Cadbury Schweppes PLC,
    Unsecured Notes
    3.88%(e)                            10/01/08         40        40,015
                                                               ----------
Entertainment & Leisure - 0.1%
  Time Warner Cos., Inc., Debentures
    8.18%                               08/15/07         25        27,977
                                                               ----------
Finance - 0.4%
  ASIF Global Finance, Unsecured
    Notes
    3.90%(e)                            10/22/08         20        20,163
  Diageo Capital PLC, Notes
    3.38%                               03/20/08         15        14,946
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                               07/16/07        150       150,738

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     ENHANCED INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                    PAR/SHARES
                         MATURITY     (000)        VALUE
                        ---------- ----------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Golden West Financial Corp.,
Senior
    Unsecured Notes
    4.12%               08/15/07      $   15    $   15,326

                                                ==========
                                                   201,173
                                                ----------
Food & Agriculture - 0.1%
  Kellogg Co., Unsecured Notes
    2.88%               06/01/08          50        49,022
                                                ----------
Telecommunications - 0.0%
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%               01/30/08          10        10,143
                                                ----------
Yankee - 0.3%
  Province of British Columbia
    5.38%               10/29/08          15        16,052
  Province of Quebec, Debentures
    7.00%               01/30/07          15        16,327
  Republic of Italy, Unsecured
Notes
    2.75%               12/15/06         125       124,466

                                                ==========
                                                   156,845
                                                ----------
TOTAL CORPORATE BONDS
  (Cost $547,761)                                  553,573
                                                ----------
FOREIGN BONDS - 2.4%
  Bundesobligation (Germany)
    3.25%
  (Cost $1,304,435)     04/17/09       1,075     1,336,250
                                                ----------
SHORT TERM INVESTMENTS - 12.7%
  Federal Home Loan Bank, Discount
    Notes
    1.65%               10/01/04       5,500     5,500,000
  Silver Tower U.S. Funding LLC,
    Commercial Paper
    1.66%               11/19/04         750       748,221
  Galileo Money Market Fund              674       673,870

                                                ==========
TOTAL SHORT TERM INVESTMENTS
  (Cost $6,922,176)                              6,922,091
                                                ----------

TOTAL INVESTMENTS IN SECURITIES - 104.9%
  (Cost $57,368,821(a))                     57,347,939
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (4.9)%
                                            (2,703,794)
                                            ----------
NET ASSETS - 100.0% (Applicable to
  1,878,505 BlackRock shares,
  3,617,282 Institutional shares, 10
  Service shares, and 10 Investor A
  shares)                                 $ 54,644,145
                                      ==  ============

                                           VALUE
                                        ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($18,677,102/1,878,505)               $  9.94
                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($35,966,843/3,617,282)               $  9.94
                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
             ($100/10)(f)               $  9.86
                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
             ($100/10)(g)               $  9.93
                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
         ($9.93/0.970)                  $ 10.24
                                        =======

-------------------

 (a) Cost for Federal income tax purposes is $57,370,328. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $ 30,091
      Gross unrealized depreciation                                    (52,480)
                                                                      --------
                                                                      $(22,389)
                                                                      ========

     (b) Rates shown are the rates as of September 30, 2004.
     (c) Rates shown are the effective yields as of September 30, 2004.
 (d) Securities, or a portion thereof, pledged as collateral with a value of
       $214,481 on 48 short U.S. Treasury Note futures contracts and 1 long
       Euro Bobl futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $5,554,983 with an unrealized loss of $3,479 (including commissions of $110).
 (e) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 0.1% of its net assets, with a current market value of $60,178 in securities restricted as to resale.
  (f) Exact net assets and shares outstanding at September 30, 2004 were
       $100.29 and 10.174, respectively.
 (g) Exact net assets and shares outstanding at September 30, 2004 were $99.83 and 10.052, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              29

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                          LOW DURATION BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                         NUMBER
                       OF SHARES      VALUE
                      ----------- -------------
PREFERRED STOCKS - 0.4%
  RC Trust I
  (Cost $7,762,494)    145,000     $7,791,997
                                   ----------

                                              PAR
                              MATURITY       (000)
                           -------------- ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.5%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
        2.25%                  12/04/06    $ 28,250      27,869,246
        3.88%                  11/10/08      31,000      30,992,560
  Small Business Administration
    Participation Certificates, Series
    97, Class A
        2.35%(b)               08/15/22         847         803,384
  U.S. Treasury Bonds
       10.38%(c)(d)         11/09-11/12      83,310     100,347,228
       10.00%(c)               05/15/10      67,419      70,660,910
       12.75%                  11/15/10      26,700      29,759,019
  U.S. Treasury Notes
        1.62%(d)            01/05-02/06     378,310     377,392,330
        6.75%                  05/15/05      28,700      29,522,886
        1.25%                  05/31/05      44,890      44,658,547
        1.12%                  06/30/05       1,190       1,181,633
        1.50%               07/05-03/06      56,460      55,945,064
        2.00%                  08/31/05     163,660     163,410,746
        5.75%                  11/15/05      37,425      38,869,380
        5.88%                  11/15/05      67,150      69,836,000
        2.25%                  04/30/06      76,735      76,513,159
        2.50%               05/06-09/06      17,690      17,664,776
        2.75%                  07/31/06      61,625      61,856,094
        2.38%                  08/31/06      15,010      14,954,298
        3.50%                  11/15/06      21,000      21,368,319
        3.38%                  09/15/09      12,575      12,577,452

                                                        ===========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $1,251,745,341)                               1,246,183,031
                                                      -------------
MORTGAGE PASS-THROUGHS - 7.6%
  Federal Home Loan Mortgage Corp.
        8.25%                  06/01/09           7           7,418
        5.00%                  11/15/16       5,954       6,056,657
        7.00%                  11/15/21       3,089       3,093,829
        5.50%                  03/15/26      14,743      15,199,890
  Federal Home Loan Mortgage Corp.
    ARM
        5.18%(b)               07/01/20         952         959,085
        4.17%(b)               09/01/23         771         782,102
        2.16%(b)               06/01/28       1,236       1,230,937
        7.33%(b)               03/01/31         122         126,599
  Federal Home Loan Mortgage Corp.
    Gold
        6.00%               02/09-07/11       3,695       3,880,747
        5.50%               12/13-12/17         547         567,306
  Federal National Mortgage
    Association
        6.50%               10/05-11/08         742         783,098
        5.50%               02/09-11/11       5,702       5,926,123
        6.00%               03/12-06/17       1,772       1,867,434
        4.00%                  10/25/16       5,000       5,039,376
        3.94%                  05/01/34      23,454      23,383,197
  Federal National Mortgage
    Association 15 Year Balloon
        5.50%                  03/01/16           8           7,778

                                                               PAR
                                                MATURITY      (000)        VALUE
                                             -------------- --------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association 1Year CMT
    6.49%(b)                                     09/01/29    $   197   $    204,179
    3.96%(b)                                     12/01/30      1,078      1,111,376
    6.60%(b)                                     02/01/31        317        325,334
    6.67%(b)                                     12/01/31      1,326      1,371,603
    5.57%(b)                                     08/01/32      2,473      2,529,057
    5.55%(b)                                     01/01/33      6,719      6,796,664
  Federal National Mortgage
    Association ARM
    6.20%(b)                                     04/01/40      4,276      4,428,083
  Federal National Mortgage
    Association COFI
    4.80%(b)                                     05/01/27        174        178,292
  Federal National Mortgage
    Association MULTI
    3.42%(b)                                     12/01/09      9,471      9,526,476
  Government National Mortgage
    Association
    7.25%                                        04/15/06         10         10,208
    6.00%                                     12/08-02/11      1,272      1,341,985
    6.50%                                        06/15/09      1,061      1,125,461
    5.00%                                        09/20/21      1,164      1,177,257
  Government National Mortgage
    Association 1 Year CMT
    3.75%                                        05/20/34     16,338     16,222,870
  Government National Mortgage
    Association II Hybrid
    3.75%(b)                                     06/20/34     23,832     23,827,933
  MLCC Mortgage Investors, Inc.,
    Series 97-B, Class A
    1.88%(b)                                     03/16/26      1,586      1,585,690
  MLCC Mortgage Investors, Inc.,
    Series 99-A, Class A
    1.98%(b)                                     03/15/25      1,070      1,071,702

                                                                       ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $140,878,784)                                                   141,745,746
                                                                       ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 1.4%
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
    5.75%
  (Cost $26,638,593)                             08/25/34     25,800     26,775,562
                                                                       ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 8.9%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
    7.01%                                        05/25/29        935        946,430
  Bear Stearns Adjustable Rate
    Mortgage Trust, Series 04-7, Class
    4A
    3.22%(b)                                     10/25/34     20,970     20,624,792
  Countrywide Home Loans, Series
    01-HYB1, Class A1
    3.25%(b)                                     06/19/31        274        277,451
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
    3.87%(b)                                     06/25/30      1,197      1,214,355
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                        08/15/36      9,396     10,608,402

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Goldman Sachs Mortgage Securities
    Corp. II, Series 00-1, Class A
    1.95%(b)                            06/20/24    $    927   $    927,967
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
    3.41%(e)                            01/10/40     222,745      7,802,660
  GSR Mortgage Loan Trust, Series
    04-11, Class1A1
    4.48%                               09/25/34      10,913     10,951,991
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
    3.69%                               08/25/34      23,449     23,246,542
  LB Commercial Conduit Mortgage
    Trust, Series 96-C2, Class A
    7.50%(b)                            10/25/26         170        176,831
  LB-UBS Commercial Mortgage Trust,
    Series 03-C3, Class XCP (IO)
    3.53%(e)                            02/15/37      14,170        695,245
  LB-UBS Commercial Mortgage Trust,
    Series 03-C5, Class XCP (IO)
    2.59%(e)                            04/15/37     193,402      7,235,420
  MortgageIT Trust, Series 04-1, Class
    A1
    2.23%(b)                            11/25/34      23,330     23,330,000
  Residential Funding Mortgage
    Securities I, Inc., Series 04-SRI,
    Class A1
    5.50%                               09/25/33      16,757     17,090,000
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-13, Class A2
    1.94%(b)                            09/25/34      17,250     17,223,480
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
    4.92%(b)                            03/25/34      19,705     20,006,202
  Washington Mutual Mortgage Loan
    Trust, Series 03-AR10, Class A6
    4.08%                               10/25/33         550        551,729
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    3.77%(b)                            04/25/28         628        634,041
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR1,
    Class IA1
    3.84%(b)                            11/25/30       1,438      1,439,496
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR2,
    Class 3A1
    5.78%(b)                            08/25/32       2,104      2,109,577

                                                               ============
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $167,360,328)                                           167,092,611
                                                               ------------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $23,546)                        09/01/22          24         25,254
                                                               ------------
ASSET BACKED SECURITIES - 9.6%
  Amresco Independence Funding,
    Inc., Series 99-1, Class A
    2.75%(b)                            06/15/26       5,175      5,127,014
  Business Loan Express, Inc., Series
    98-1, Class A
    3.25%(b)                            01/01/25         503        494,170

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
ASSET BACKED SECURITIES (Continued)
  Capco America Securitization Corp.,
    Series 98-D7, Class PS1 (IO)
    8.89%(e)                            10/15/30    $ 36,656   $  1,769,791
  Capital Auto Receivables Asset Trust,
    Series 02-2, Class A3
    3.82%                               07/15/05         268        268,066
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                               10/16/06       8,300      8,381,705
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                               01/20/09      17,550     17,373,798
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                               08/24/07      16,700     16,695,491
  DaimlerChrysler Auto Trust, Series
    03-B, Class A3
    2.25%                               08/08/07      16,825     16,780,313
  Discover Card Master Trust I, Series
    00-1, Class A
    1.93%(b)                            08/16/07      15,045     15,053,105
  Epoch, Series 02, Class 2l
    1.91%(b)                            05/30/07       8,500      8,500,000
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                               02/25/32       2,502      2,501,717
  Ford Credit Auto Owner Trust, Series
    01-E, Class A4
    4.01%                               03/15/06       4,695      4,718,581
  Ford Credit Auto Owner Trust, Series
    02-A, Class A3A
    3.62%                               01/15/06         811        812,421
  Green Tree Financial Corp., Series
    96-8, Class A6
    7.60%                               10/15/27       5,353      5,788,449
  Green Tree Financial Corp., Series
    98-6, Class A5
    6.06%                               06/01/30         160        160,576
  Green Tree Financial Corp., Series
    98-6, Class A6
    6.27%                               06/01/30         375        384,532
  Green Tree Financial Corp., Series
    99-2, Class A3
    6.08%                               12/01/30       8,984      9,172,322
  Heller Financial Commercial
    Mortgage Asset Corp., Series 98-1,
    Class A
    2.12%(b)                            07/15/24       2,563      2,486,577
  Honda Auto Receivables Owner
    Trust, Series 02-2, Class A3
    3.83%                               02/15/06       3,387      3,394,134
  Honda Auto Receivables Owner
    Trust, Series 04-2, Class A3
    3.30%                               06/16/08      17,915     18,055,991
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.50%(b)                            01/15/24       1,177      1,130,101
  Missouri Higher Education Loan
    Authority, Series 97, Class P
    2.36%(b)                            07/25/08         742        742,218
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 96-2, Class A
    2.36%(b)                            04/15/24          90         86,307

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              31

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
ASSET BACKED SECURITIES (Continued)
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
    2.25%(b)                             01/15/25    $   264    $    253,391
    2.40%(b)                             04/15/28      1,099       1,061,622
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class B
    2.73%(b)                             01/15/25        471         442,582
  Mortgage Capital Funding, Inc.,
    Series 98-MC1, Class X (IO)
    8.50%(e)                             03/18/30     84,363       1,418,602
  Nissan Auto Receivables Owner
    Trust, Series 01-C, Class A4
    4.80%                                02/15/07      2,122       2,138,600
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                                01/20/12      2,643       2,708,984
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.50%(b)                             04/01/21      2,735       2,816,848
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.60%(b)                             09/15/23        548         530,319
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class B
    2.95%(b)                             09/15/23        175         169,285
  Residential Accredit Loans, Inc.,
    Series 01-QS19, Class A1
    6.00%                                12/25/16        948         950,137
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.71%(b)                             01/25/11        733         733,122
  Structured Asset Receivables Trust,
    Series 03-1
    1.65%(f)                             01/21/10     14,942      14,890,609
  SWB Loan Backed Certificates,
    Series 98-1, Class AV
    2.25%(b)                             09/15/24        921         879,271
  Toyota Auto Receivables Owner
    Trust, Series 02-A, Class A4
    4.00%                                07/15/08     11,000      11,089,375

                                                                ============
TOTAL ASSET BACKED SECURITIES
  (Cost $179,017,952)                                            179,960,126
                                                                ------------
CORPORATE BONDS - 6.8%
Banks - 2.3%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                06/30/08      2,280       2,198,668
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                                08/15/08      2,175       2,146,597
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    6.00%                                08/01/08      3,180       3,440,913
  State Street Capital Trust II, Capital
    Securities
    2.21%(b)                             02/15/08      1,700       1,709,400
  U.S. Bank N.A., Subordinated Notes
    6.50%                                02/01/08      3,580       3,906,586

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Banks (Continued)
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                05/30/08    $ 3,700    $  3,622,670
  Wachovia Corp., Senior Notes
    3.50%                                08/15/08      3,270       3,260,490
  Wells Fargo & Co., Senior Unsecured
    Notes
    1.98%(b)                             09/15/09     22,515      22,498,114
  Wells Fargo & Co., Unsecured Notes
    3.50%(g)                             04/04/08      1,200       1,202,149

                                                                ============
                                                                  43,985,587
                                                                ------------
Beverages & Bottling - 0.3%
  Cadbury Schweppes PLC,
    Unsecured Notes
    3.88%(f)                             10/01/08      4,790       4,791,772
                                                                ------------
Energy & Utilities - 0.1%
  Virginia Electric & Power Co., Senior
    Unsecured Notes
    5.75%                                03/31/06      2,315       2,408,424
                                                                ------------
Entertainment & Leisure - 0.3%
  Time Warner Cos., Inc., Debentures
    8.18%                                08/15/07      3,354       3,753,405
  Time Warner Cos., Inc., Senior Notes
    7.75%                                06/15/05      2,500       2,578,662

                                                                ============
                                                                   6,332,067
                                                                ------------
Finance - 2.1%
  ASIF Global Finance, Unsecured
    Notes
    3.90%(f)                             10/22/08      2,540       2,560,650
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                                02/01/08      5,200       5,217,108
  Diageo Capital PLC, Notes
    3.38%                                03/20/08      2,840       2,829,810
  General Electric Capital Corp., Notes
    8.75%                                05/21/07      5,320       6,070,104
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.00%                                06/15/12        680         746,069
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07      7,700       7,737,884
  Golden West Financial Corp., Senior
    Unsecured Notes
    4.12%                                08/15/07      1,874       1,914,756
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08      4,375       4,418,488
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(f)                             07/31/07      1,975       1,982,011
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08        650         653,709
  Verizon Global Funding Corp., Senior
    Unsecured Notes
    6.12%                                06/15/07      5,415       5,799,898

                                                                ============
                                                                  39,930,487
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                    PAR
                       MATURITY    (000)        VALUE
                      ---------- --------- --------------
CORPORATE BONDS (Continued)
Food & Agriculture - 0.3%
  Kellogg Co., Unsecured Notes
    2.88%             06/01/08    $ 5,865   $  5,750,298
                                            ------------
Telecommunications - 0.1%
  MCI, Inc., Senior Notes
    7.74%(g)          05/01/14        131        124,122
  MCI, Inc., Senior Unsecured
Notes
    5.91%             05/01/07        153        151,661
    6.69%             05/01/09        153        147,454
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%             01/30/08      1,543      1,565,005

                                            ============
                                               1,988,242
                                            ------------
Yankee - 1.2%
  Province of British Columbia
    5.38%             10/29/08      1,840      1,968,949
  Province of Ontario, Unsecured
    Notes
    3.35%             07/16/07      4,725      4,736,765
  Province of Quebec, Debentures
    7.00%             01/30/07      1,910      2,078,985
  Republic of Italy, Unsecured
Notes
    2.75%             12/15/06     13,100     13,044,064

                                            ============
                                              21,828,763
                                            ------------
TOTAL CORPORATE BONDS
  (Cost $126,584,793)                        127,015,640
                                            ------------
FOREIGN BONDS - 6.5%
  Bundesobligation (Germany)
    4.00%             02/16/07     13,675     17,486,132
    3.50%             10/10/08     24,690     31,097,471
    3.25%             04/17/09     41,650     51,771,911
  French Treasury Notes
    3.50%             01/12/09     16,975     21,337,078

                                            ============
TOTAL FOREIGN BONDS
  (Cost $118,132,321)                        121,692,592
                                            ------------
TAXABLE MUNICIPAL BONDS - 0.4%
  Texas Public Finance Authority
    Unemployment Compensation
    Obligation Assessment
Revenue
    Bonds, Series 03, Class B
    2.62%
  (Cost $7,417,628)   06/15/06      7,430      7,396,268
                                            ------------

                             NUMBER
                           OF SHARES         VALUE
                          ----------- ------------------
SHORT TERM INVESTMENTS - 0.1%
  Galileo Money Market     729,204      $      729,204
Fund
  Institutional Money      882,000             882,000
Market Trust(h)

                                        ==============
TOTAL SHORT TERM INVESTMENTS
  (Cost $1,611,204)                          1,611,204
                                        --------------
TOTAL INVESTMENTS IN SECURITIES -
108.2%
  (Cost                                  2,027,290,031
$2,027,172,984(a))
LIABILITIES IN EXCESS OF
OTHER
  ASSETS - (8.2)%
  (including $186,650,830
payable for
  financing transactions)                 (153,462,623)
                                        --------------
NET ASSETS - 100.0%
(Applicable to
  76,574,421 BlackRock
shares,
  47,320,156
Institutional shares,
  34,252,486 Service
shares,
  8,648,435 Investor A
shares,
  6,564,560 Investor B
shares and
  12,345,633 Investor C
shares
  outstanding)                          $1,873,827,408
                                        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              33

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                            VALUE
                                         -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($772,354,547/76,574,421)              $ 10.09
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($477,621,526/47,320,156)              $ 10.09
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($345,732,861/34,252,486)              $ 10.09
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
    ($87,316,844/8,648,435)              $ 10.10
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
             ($10.10/0.970)              $ 10.41
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($66,253,319/6,564,560)              $ 10.09
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($124,548,311/12,345,633)              $ 10.09
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $2,026,795,130. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $11,439,544
      Gross unrealized depreciation                                      (11,826,643)
                                                                         -----------
                                                                         $  (387,099)
                                                                         ===========

     (b) Rates shown are the rates as of September 30, 2004.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $3,143,562 on 225 long U.S. Treasury Notes futures contracts, 1,766 short U.S. Treasury Notes futures contracts and  141 Euro Bobl futures contracts expiring December 2004.  The value of such contracts on
       September 30, 2004 was $262,762,393, with an unrealized loss of $545,942
       (including commissions of $4,583).
     (d) Securities, or a portion thereof, subject to financing transactions.
     (e) Rates shown are the effective yields as of September 30, 2004.
  (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 1.3% of its net assets, with a current market value of $24,225,041, in securities restricted as to resale.
     (g) Total or partial securities on loan.
 (h) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.6%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     2.25%                                       12/04/06    $ 4,500    $  4,439,349
     3.01%                                       04/13/07      7,550       7,551,797
     3.50%                                       04/01/08      3,210       3,194,775
     3.88%                                       01/12/09      2,300       2,293,606
     6.62%                                       09/15/09      1,420       1,601,780
     7.00%                                       03/15/10     17,875      20,584,582
  Federal National Mortgage
    Association, Debentures
     5.88%                                       02/02/06      3,800       3,961,705
  Federal National Mortgage
    Association, Unsecured Notes
     6.00%                                       05/15/08      5,505       5,986,357
     7.12%                                       06/15/10     16,725      19,403,927
     4.75%                                       02/21/13      1,595       1,580,819
  Small Business Administration
    Participation Certificates, Series
    96-20H, Class 1
     7.25%                                       08/01/16      2,227       2,419,014
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
     7.20%                                       10/01/16      1,903       2,063,698
  Small Business Administration
    Participation Certificates, Series
    98-20J, Class 1
     5.50%                                       10/01/18      3,113       3,262,866
  U.S. Treasury Bonds
    10.38%(b)                                 11/09-11/12     13,250      15,535,658
    12.75%                                       11/15/10      2,275       2,535,647
     6.12%                                       11/15/27      6,490       7,534,488
     5.38%                                       02/15/31      7,085       7,589,806
  U.S. Treasury Inflation Protected
    Notes
     2.00%                                       07/15/14      2,005       2,059,406
  U.S. Treasury Notes
     5.75%                                       11/15/05        555         576,420
     1.62%                                       02/28/06      1,180       1,167,970
     2.75%                                       06/30/06     40,175      40,341,365
     3.12%                                    05/07-10/08      3,565       3,576,825
     3.25%                                       08/15/07      1,075       1,086,884
     3.00%                                       02/15/08        525         525,308
     2.62%(b)                                    03/15/09      6,135       5,972,042
     3.88%                                       05/15/09        950         973,082
     3.62%                                       07/15/09      1,600       1,619,374
     3.50%                                       08/15/09      4,340       4,366,279
     4.88%                                       02/15/12      7,100       7,566,491
     4.00%(b)                                 11/12-02/14     15,075      14,999,729
     4.25%(b)                                    08/15/14      7,300       7,376,424

                                                                        ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $202,065,212)                                                    203,747,473
                                                                        ------------
MORTGAGE PASS-THROUGHS - 14.4%
  Federal Home Loan Mortgage Corp.
    ARM
     3.74%                                       07/01/34      2,779       2,763,128
  Federal Home Loan Mortgage Corp.
    Gold
     6.00%                                       11/01/16        189         198,484
     5.50%                                       04/01/17         24          24,692

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association
     6.50%                                    10/05-07/08    $ 2,260    $  2,384,543
     6.09%                                       10/01/08      6,820       7,322,905
     6.00%                                    02/09-04/16      2,587       2,717,244
     8.50%                                       08/01/09        249         257,089
     5.50%                                    01/14-03/14        552         572,378
  Federal National Mortgage
    Association ARM
     4.02%                                       04/01/34      2,725       2,723,830
     3.90%                                       05/01/34      2,889       2,870,493
     3.73%                                       07/01/34      3,860       3,810,694
  Federal National Mortgage
    Association Hybrid, ARM
     3.49%                                       06/01/34      3,642       3,643,713
  Federal National Mortgage
    Association Multi-Family
     6.54%(c)                                    12/01/18        577         589,969
  Government National Mortgage
    Association
     7.25%                                       04/15/06        157         156,849
     6.00%                                       02/15/11        736         776,695
  Government National Mortgage
    Association 2 Hybrid, ARM
     3.50%                                       07/20/34      9,440       9,336,138
  Government National Mortgage
    Association II Hybrid
     3.75%(c)                                    06/20/34      3,862       3,861,766
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(d)                                    06/15/21      3,980          70,701

                                                                        ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $42,733,184)
                                                                          44,081,311
                                                                        ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 3.2%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
     6.00%                                       09/15/07        218         221,241
  Federal National Mortgage
    Association, Series 01-35, Class
    VC
     6.50%                                       07/25/31      4,810       4,963,381
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
     5.75%                                       08/25/34      4,325       4,488,539

                                                                        ============
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $9,630,727)
                                                                           9,673,161
                                                                        ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 8.8%
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
     6.50%                                       04/25/16        139         140,901
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 04-AR6,
    Class 2A1
     4.40%                                       10/25/34      3,521       3,511,340
  GE Capital Commercial Mortgage
    Corp., Series 04-C3, Class A3
     4.86%                                       07/10/39      2,320       2,381,716

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              35

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    8.26%(d)                            07/15/27    $12,144    $   559,285
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                               08/15/36      1,500      1,693,099
  GSR Mortgage Loan Trust, Series
    04-11, Class1A1
    4.48%                               09/25/34      2,992      3,002,568
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
    3.69%                               08/25/34      3,872      3,838,788
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIBC, Class A3
    6.26%                               03/15/33      1,650      1,824,966
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                               01/15/10      2,471      2,640,045
  MortgageIT Trust, Series 04-1, Class
    A1
    2.23%(c)                            11/25/34      3,850      3,850,000
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-13, Class A2
    1.94%(c)                            09/25/34      2,773      2,769,017
  Summit Mortgage Trust, Series 00-1,
    Class B1
    5.90%(c)                            12/28/12        132        131,742
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    3.77%(c)                            04/25/28        454        458,963

                                                               ===========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $26,440,651)                                            26,802,430
                                                               -----------
PROJECT LOANS - 0.8%
  Federal Housing Authority, Merrill
    Lynch Project, Series 29, Class
    1A1
    7.43%                               06/01/22        547        579,604
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%                               01/01/23      1,816      1,926,586

                                                               ===========
TOTAL PROJECT LOANS
  (Cost $2,415,710)                                              2,506,190
                                                               -----------
ASSET BACKED SECURITIES - 7.2%
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                               09/15/09      4,475      4,793,799
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                               10/16/06      2,700      2,726,579
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                               08/24/07      2,700      2,699,271
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                               02/25/32        817        816,532
  Green Tree Financial Corp., Series
    97-5, Class A7
    7.13%                               05/15/29      2,542      2,779,169

                                                     PAR/SHARES
                                          MATURITY     (000)        VALUE
                                         ---------- ----------- -------------
ASSET BACKED SECURITIES (Continued)
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%(e)                             09/15/09      $3,000    $ 2,961,093
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    2.30%(c)                             07/15/25       1,305      1,295,823
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.60%(c)                             09/15/23         548        530,319
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(f)                             01/21/09       2,168      2,166,876
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%                                05/15/25       1,114      1,124,720

                                                                 ===========
TOTAL ASSET BACKED SECURITIES
  (Cost $21,297,693)                                              21,894,181
                                                                 -----------
TAXABLE MUNICIPAL BONDS - 1.3%
  Stanislaus County, California Taxable
    Pension Obligation Refunding
    Revenue Bonds, Series 95
    7.15%
  (Cost $3,490,000)                      08/15/13       3,490      4,021,562
                                                                 -----------
SHORT TERM INVESTMENTS - 3.1%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                                10/01/04       3,600      3,600,000
  Silver Tower U.S. Funding LLC,
    Commercial Paper
    1.66%                                11/19/04       5,750      5,737,008
  Galileo Money Market Fund                               208        207,739

                                                                 ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $9,544,747)                                                9,544,747
                                                                 -----------

TOTAL INVESTMENTS IN SECURITIES - 105.4%
  (Cost $317,617,924(a))   322,271,055

                              NUMBER OF
                              CONTRACTS
                          -----------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received               (15)        (13,125)
                                               -------
$8,864)
CALL SWAPTIONS WRITTEN - 0.0%
  Morgan Stanley, Strike
Price 3.00,
    Expires 01/19/05
  (Premiums received            (2,080)(g)     (58,376)
                                               -------
$48,714)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received               (15)         (3,047)
                                               -------
$11,007)
PUT SWAPTIONS WRITTEN - 0.0%
  Union Bank of
Switzerland, Strike
    Price 5.75, Expires
09/23/05
  (Premiums received            (2,300)(g)    (100,050)
                                              --------
$500,250)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
36

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                               VALUE
                                         -----------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (5.4)%
  (including $17,085,908 of payable for
  financing transactions)                  $ (16,422,798)
                                           -------------
NET ASSETS - 100.0% (Applicable to
  22,603,683 Institutional shares,
  118,265 Service shares, 4,152,950
  Investor A shares, 1,008,059 Investor
  B shares and 1,357,535 Investor C
  shares outstanding)                      $ 305,673,659
                                           =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($236,211,598/22,603,683)              $ 10.45
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
       ($1,235,007/118,265)              $ 10.44
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
    ($43,499,809/4,152,950)              $ 10.47
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
             ($10.47/0.960)              $ 10.91
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($10,532,844/1,008,059)              $ 10.45
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
    ($14,194,401/1,357,535)              $ 10.46
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $317,662,008. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $5,911,071
      Gross unrealized depreciation                                      (1,302,024)
                                                                         ----------
                                                                         $4,609,047
                                                                         ==========

     (b) Securities, or a portion thereof, subject to financing transactions.
     (c) Rates shown are the rates as of September 30, 2004.
     (d) Rates shown are the effective yields as of September 30, 2004.
 (e) Securities, or a portion thereof, pledged as collateral with a value of
       $2,961,093 on 309 short U.S. Treasury Note futures contracts, 80 long
       U.S. Treasury Note futures contracts, and 32 short U.S. Treasury Bond futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $46,822,750, with an unrealized loss of
       $219,351 (including commissions of $1,219).
  (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 0.7% of its net assets, with a current market value of $2,166,876, in securities restricted as to resale.
 (g) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              37

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                          INTERMEDIATE BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                                 PAR
                                                 MATURITY       (000)        VALUE
                                              -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 37.5%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.50%                                        04/01/08    $ 7,820    $  7,782,910
     3.88%                                        01/12/09     15,870      15,825,881
     3.75%                                        02/27/09     10,025      10,056,418
     6.62%                                        09/15/09      5,400       6,091,277
     7.00%                                        03/15/10      2,840       3,270,501
     4.12%                                        02/24/11      9,890       9,733,402
     4.75%                                        10/11/12      3,980       3,955,403
  Federal National Mortgage
    Association, Unsecured Notes
     1.75%                                        06/16/06      4,175       4,111,097
     3.75%                                        05/17/07      6,640       6,674,111
     7.25%                                        01/15/10     32,980      38,245,356
     7.12%                                        06/15/10        950       1,102,166
     6.00%                                        05/15/11      2,730       3,014,649
     4.75%                                        02/21/13     10,740      10,644,521
  Small Business Administration
    Participation Certificates, Series
    92-20H, Class 1
     7.40%                                        08/01/12        858         918,215
  Small Business Administration
    Participation Certificates, Series
    96-20H, Class 1
     7.25%                                        08/01/16      2,540       2,758,524
  Small Business Administration,
    Series 01-P10, Class B-1
     6.34%                                        08/01/11      2,957       3,171,817
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
     6.51%                                        11/10/07         93          99,224
  Small Business Investment Cos.
    Pass-Through, Series 98-10A,
    Class 1
     6.12%                                        02/01/08        309         328,181
  U.S. Treasury Bonds
    10.38%(b)                                  11/09-11/12     30,960      36,067,214
    10.00%                                        05/15/10      5,475       5,738,271
     8.12%                                        08/15/19      9,775      13,382,200
     8.00%                                        11/15/21      3,575       4,914,088
     6.25%                                        08/15/23      2,890       3,374,751
     5.38%                                        02/15/31     19,360      20,739,400
  U.S. Treasury Inflation Protected
    Notes
     2.00%                                        07/15/14      6,225       6,393,918
  U.S. Treasury Notes
     2.75%                                        08/15/07      1,275       1,271,514
     3.00%                                        02/15/08     19,900      19,911,661
     4.00%(b)                                  06/09-02/14     67,445      68,248,587
     3.50%                                        08/15/09      3,330       3,350,163
     3.38%                                        09/15/09      2,180       2,180,425
     4.88%                                        02/15/12      8,810       9,388,843
     4.25%                                        08/15/14     23,135      23,377,200

                                                                         ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $343,512,140)                                                     346,121,888
                                                                         ------------
MORTGAGE PASS-THROUGHS - 2.8%
  Federal Home Loan Mortgage Corp.
    Gold
     9.00%                                     01/05-11/05          0             247
     9.50%                                        01/01/05          0             118
     7.25%                                        12/01/06          1             927
     6.00%                                        04/01/11        541         567,537

                                                                 PAR
                                                 MATURITY       (000)        VALUE
                                              -------------- ---------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association
     9.50%                                        03/01/05    $     0    $         35
     5.50%                                     02/09-08/15     11,828      12,288,082
     8.50%                                        08/01/09        320         329,686
     6.00%                                     05/16-12/16        941         987,139
  Federal National Mortgage
    Association ARM
     4.02%                                        04/01/34      8,586       8,581,274
  Government National Mortgage
    Association
     7.25%                                        04/15/06         28          27,994
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(c)                                     06/15/21      6,401         113,693
  Structured Asset Securities Corp.,
    Series 03-AL1, Class A
     3.36%                                        04/25/31      3,370       3,176,928

                                                                         ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $25,563,900)                                                       26,073,660
                                                                         ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.2%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
     6.00%                                        09/15/07        404         410,875
  Federal Home Loan Mortgage Corp.,
    Series 96T-2, Class A
     7.00%                                        01/25/21      1,199       1,224,843
  Federal National Mortgage
    Association, Series 89-16, Class B
    (PO)
    13.92%(c)                                     03/25/19        157         134,690

                                                                         ============
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $1,735,701)                                                         1,770,408
                                                                         ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 10.0%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
     7.01%                                        05/25/29        588         595,082
  Bear Stearns Adjustable Rate
    Mortgage Trust, Series 04-7, Class
    4A
     3.22%(d)                                     10/25/34     10,304      10,134,613
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
     6.50%                                        04/25/16        376         382,072
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 04-AR6,
    Class 2A1
     4.40%                                        10/25/34     11,003      10,972,938
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
     3.87%(d)                                     06/25/30      2,083       2,112,810
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97
     7.43%                                        02/21/21        515         545,615
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
     8.00%(c)                                     07/15/27     18,179         837,192

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
38

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                08/15/36    $ 4,637    $ 5,235,972
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A1
    7.10%                                10/15/32      3,759      3,975,476
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                                01/15/10      5,284      5,646,390
  LB-UBS Commercial Mortgage Trust,
    Series 04-C4, Class A3
    5.16%                                06/15/29      5,150      5,367,583
  MortgageIT Trust, Series 04-1, Class
    A1
    2.23%(d)                             11/25/34     10,000     10,000,000
  NationsLink Funding Corp., Series
    99-SL, Class A6
    6.61%                                04/10/07      5,400      5,567,328
  NYC Mortgage Loan Trust, Series
    96, Class A1
    6.75%                                06/25/06        232        233,403
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-13, Class A2
    1.94%(d)                             09/25/34      8,569      8,555,676
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-6, Class 4A1
    4.91%                                06/25/34     10,494     10,549,310
  Summit Mortgage Trust, Series 00-1,
    Class B1
    5.90%(d)                             12/28/12        263        263,485
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    3.77%(d)                             04/25/28      1,181      1,192,754
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-5, Class
    A1
    4.54%                                04/01/34     10,044      9,940,415

                                                                ===========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $91,141,213)                                             92,108,114
                                                                -----------
PROJECT LOANS - 0.2%
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%
  (Cost $1,807,062)                      01/01/23      1,786      1,895,002
                                                                -----------
CERTIFICATE OF DEPOSIT - 0.2%
  SunTrust Bank
    4.42%
  (Cost $1,375,000)                      06/15/09      1,375      1,404,150
                                                                -----------
ASSET BACKED SECURITIES - 9.0%
  Amresco Independence Funding,
    Inc., Series 00-1, Class A
    2.65%(d)                             01/15/27      1,092      1,042,895
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                                09/15/09      5,500      5,891,820
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                                01/20/09      7,880      7,800,885
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                08/24/07      8,375      8,372,739

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
ASSET BACKED SECURITIES (Continued)
  DaimlerChrysler Auto Trust, Series
    04-5, Class A3
    3.18%                                09/08/08    $ 7,300    $ 7,343,800
  Epoch, Series 02, Class 2l
    1.91%(d)                             05/30/07      4,900      4,900,000
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                                02/25/32      2,293      2,293,240
  Ford Credit Auto Owner Trust, Series
    02-C, Class A3
    3.38%                                12/15/05      3,110      3,115,759
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%(e)                             10/15/27      1,685      1,826,789
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.50%(d)                             01/15/24        828        794,814
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                09/15/09      7,900      7,797,545
  MBNA Master Credit Card Trust,
    Series 00-E, Class A
    7.80%                                10/15/12      6,100      7,281,753
  The Money Store Small Business
    Administration Loan Trust, Series
    96-1, Class A
    2.45%(d)                             07/15/21      2,319      2,203,495
  The Money Store Small Business
    Administration Loan Trust, Series
    97-2, Class A
    1.80%                                02/15/29        529        514,726
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    2.30%(d)                             07/15/25      2,136      2,120,438
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                                01/20/12      2,387      2,446,053
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.50%(d)                             04/01/21      1,206      1,242,027
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.60%(d)                             09/15/23        899        870,227
  Sears Credit Account Master Trust,
    Series 00-3, Class A
    1.92%(d)                             10/16/08      7,570      7,569,840
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(f)                             01/21/09      6,122      6,119,639
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%                                05/15/25      1,717      1,734,508

                                                                ===========
TOTAL ASSET BACKED SECURITIES
  (Cost $81,722,231)                                             83,282,992
                                                                -----------
CORPORATE BONDS - 37.6%
Aerospace - 0.8%
  Lockheed Martin Corp., Debentures
    7.65%                                05/01/16      1,340      1,626,740
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                                12/01/09        305        362,993

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              39

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Aerospace (Continued)
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                11/16/06     $1,445    $ 1,465,201
    7.12%                                02/15/11        935      1,074,748
  Raytheon Co., Senior Notes
    6.75%                                08/15/07      3,000      3,281,163

                                                                ===========
                                                                  7,810,845
                                                                -----------
Banks - 8.1%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                06/30/08        105        101,254
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                                01/15/08      2,210      2,242,586
    3.25%                                08/15/08      3,100      3,059,517
    5.38%                                06/15/14        475        494,019
  Bank of America Corp., Subordinated
    Notes
    7.20%                                04/15/06        795        846,624
    7.80%                                02/15/10      1,115      1,309,847
    7.40%                                01/15/11        980      1,142,136
  Bank One N.A., Senior Bank Notes
    5.50%                                03/26/07      1,385      1,470,925
  Bank One N.A., Senior Unsecured
    Notes
    3.70%                                01/15/08      2,325      2,360,597
  BankBoston N.A., Subordinated Bank
    Notes
    6.38%                                04/15/08      2,575      2,808,004
  Barclays Bank PLC, Capital
    Securities
    8.55%(d)(f)                          09/29/49      1,605      1,965,892
  Depfa ACS Bank, Senior Notes
    3.62%                                10/29/08      5,150      5,165,553
  Firstar Bank N.A., Subordinated
    Notes
    7.80%(d)                             07/05/10      2,600      2,696,873
  The Huntington National Bank,
    Subordinated Bank Notes
    2.75%                                10/16/06        750        740,580
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                05/30/07      8,210      8,627,562
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                                02/01/11        800        898,432
    6.25%                                02/15/11      1,500      1,651,125
    6.62%                                03/15/12        750        841,826
  National City Bank Cleveland, Senior
    Bank Notes
    2.09%(d)                             06/29/09      3,575      3,571,164
  State Street Capital Trust II, Capital
    Securities
    2.21%(d)                             02/15/08      1,650      1,659,124
  SunTrust Banks, Inc., Senior
    Unsecured Notes
    3.62%                                10/15/07      1,485      1,503,132
  U.S. Bank N.A., Senior Bank Notes
    2.40%                                03/12/07      4,560      4,517,820
    3.75%                                02/06/09        850        846,831
  U.S. Bank N.A., Subordinated Notes
    6.30%                                07/15/08      1,360      1,490,123

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                05/30/08     $1,915    $ 1,874,976
  Wachovia Corp., Subordinated Notes
    5.62%                                12/15/08      2,150      2,312,570
  Wachovia Corp., Unsecured Notes
    3.62%                                02/17/09      2,330      2,315,204
  Wells Fargo & Co., Senior Notes
    2.03%(d)                             09/28/07      1,250      1,250,000
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.90%                                05/21/06      1,600      1,680,579
    5.25%                                12/01/07      1,700      1,790,659
    4.00%                                08/15/08      6,000      6,071,340
    1.98%(d)                             09/15/09      4,210      4,206,842
  Wells Fargo & Co., Subordinated
    Notes
    5.00%                                11/15/14      1,040      1,055,732

                                                                ===========
                                                                 74,569,448
                                                                -----------
Beverages & Bottling - 0.2%
  Anheuser-Busch Cos., Inc., Notes
    4.70%                                04/15/12        975        995,358
  Cadbury Schweppes PLC,
    Unsecured Notes
    3.88%(f)                             10/01/08      1,290      1,290,477

                                                                ===========
                                                                  2,285,835
                                                                -----------
Broadcasting - 0.2%
  Lenfest Communications, Inc., Senior
    Notes
    7.62%                                02/15/08      1,815      2,003,306
                                                                -----------
Energy & Utilities - 1.0%
  Carolina Power & Light, Senior
    Secured Notes
    7.50%                                04/01/05      2,850      2,922,248
  Dominion Resources, Inc., Senior
    Unsecured Notes
    5.12%                                12/15/09        455        473,468
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                                01/30/08      1,020      1,106,736
  PECO Energy Co., First Refunding
    Mortgages
    5.95%                                11/01/11      1,900      2,055,250
  Virginia Electric and Power Co.,
    Unsecured Notes
    5.73%                                11/25/08      2,514      2,666,434

                                                                ===========
                                                                  9,224,136
                                                                -----------
Entertainment & Leisure - 0.7%
  Time Warner Cos., Inc., Debentures
    8.11%                                08/15/06      1,575      1,713,606
    8.18%                                08/15/07        350        391,679
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                02/01/24      1,750      1,976,863
  Time Warner, Inc., Senior Unsecured
    Notes
    6.88%                                05/01/12      1,395      1,557,272

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
40

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
  Turner Broadcasting Corp., Senior
    Notes
    8.38%                                07/01/13     $  300    $  361,742
  The Walt Disney Co., Senior
    Unsecured Notes
    6.20%                                06/20/14        475       516,470

                                                                ==========
                                                                 6,517,632
                                                                ----------
Finance - 14.3%
  American Express Co., Senior
    Unsecured Notes
    4.38%                                07/30/09      1,750     1,784,981
  American General Financial Corp.,
    Notes
    8.12%                                08/15/09      2,250     2,629,105
  American Honda Finance Corp.,
    Senior Unsecured Notes
    4.50%(f)                             05/26/09      2,100     2,150,715
  Archstone-Smith Trust Corp., Senior
    Unsecured Notes
    5.00%                                08/15/07        850       881,994
    3.00%                                06/15/08        925       901,505
  ASIF Global Finance, Unsecured
    Notes
    3.85%(f)                             11/26/07      5,450     5,512,239
    3.90%(f)                             10/22/08        320       322,602
  Associates Corporation of North
    America, Senior Notes
    6.25%                                11/01/08      2,000     2,191,910
  Berkshire Hathaway Finance Corp.,
    Notes
    3.40%(f)                             07/02/07      1,900     1,907,277
  Cable and Wireless Optus Finance
    Ltd., Unsecured Notes
    8.00%(f)                             06/22/10      1,425     1,603,707
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                05/10/06      2,150     2,247,277
    5.00%                                03/06/07      2,690     2,807,273
    3.50%                                02/01/08      1,300     1,304,277
  Citigroup, Inc., Subordinated Notes
    7.75%                                06/15/06      3,480     3,761,887
    6.38%                                11/15/08      1,710     1,878,259
    5.00%(f)                             09/15/14      5,312     5,318,608
  Diageo Capital PLC, Notes
    3.38%                                03/20/08      1,860     1,853,326
  Eksportfinans ASA, Unsecured Notes
    4.38%                                07/15/09      6,550     6,720,300
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14      2,990     2,885,790
  First Data Corp., Unsecured Notes
    3.90%                                10/01/09      2,150     2,146,582
  Foster's Finance Corp., Senior
    Unsecured Notes
    4.88%(f)                             10/01/14      1,475     1,466,489
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.88%(g)                             11/15/10      3,545     4,030,059
    5.88%                                02/15/12        180       195,395
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07      6,100     6,130,012
    3.50%                                08/15/07      3,820     3,839,329
    1.76%(d)                             07/28/08      6,625     6,614,705

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11     $  735    $  771,853
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.62%                                05/15/09      6,495     6,610,611
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    6.88%                                01/15/11        955     1,077,689
  Household Finance Corp., Notes
    4.62%                                01/15/08      1,940     2,002,487
    6.38%                                11/27/12      1,125     1,244,700
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                                07/15/06      1,975     2,116,799
    5.75%                                01/30/07        500       528,492
    6.38%                                10/15/11      6,020     6,635,268
    7.00%                                05/15/12        150       171,666
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08        775       782,704
  Lehman Brothers Holdings, Inc.,
    Senior Notes
    6.62%                                02/05/06        625       656,844
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(f)                             07/15/08      2,535     2,457,094
  Metropolitan Life Global Funding I,
    Unsecured Notes
    2.60%(f)                             06/19/08      1,540     1,485,353
  Monumental Global Funding II,
    Senior Secured Notes
    4.38%(f)                             07/30/09      1,075     1,090,813
  Nationwide Building Society,
    Unsecured Notes
    2.62%(f)                             01/30/07      1,795     1,770,125
  New York Life Global Funding,
    Unsecured Notes
    3.88%(f)                             01/15/09      2,945     2,955,425
  Principal Life Global Funding I,
    Unsecured Notes
    3.62%(f)                             04/30/08      3,600     3,597,552
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08      1,110     1,105,149
  Prudential Financial, Inc., Senior
    Unsecured Notes
    3.75%                                05/01/08      1,375     1,377,654
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%(f)                             05/15/08        810       888,546
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(f)                             12/29/49        400       403,528
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08      4,200     4,223,965
    5.12%                                08/27/12      1,665     1,706,139
  SP PowerAssets Ltd., Unsecured
    Notes
    3.80%(f)                             10/22/08      1,925     1,928,253
  Swedbank, Capital Securities
    7.50%(d)(f)                          09/29/49      2,200     2,578,770

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              41

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Telecom Italia Capital, Senior
    Unsecured Notes
     4.95%(f)                           09/30/14     $2,325    $  2,292,317
  TIAA Global Markets, Senior
    Unsecured Notes
     3.88%(f)                           01/22/08      3,000       3,040,437
  UBS Preferred Funding Trust I,
    Capital Securities
     8.62%(d)                           10/29/49        475         573,465
  Washington Mutual Finance Corp.,
    Senior Unsecured Notes
     6.25%                              05/15/06      2,750       2,899,616

                                                               ============
                                                                132,058,917
                                                               ------------
Food & Agriculture - 0.9%
  General Mills, Inc., Senior Unsecured
    Notes
     5.12%                              02/15/07      5,190       5,406,578
  Kellogg Co., Senior Unsecured Notes
     6.60%                              04/01/11        875         985,265
  Kraft Foods, Inc., Senior Unsecured
    Notes
     5.62%                              11/01/11        727         767,897
  Nabisco, Inc., Senior Notes
     6.85%                              06/15/05      1,485       1,528,986

                                                               ============
                                                                  8,688,726
                                                               ------------
Insurance - 0.4%
  Aspen Insurance Holdings Ltd.,
    Senior Notes
     6.00%(f)                           08/15/14      2,825       2,851,696
  RLI Corp., Senior Unsecured Notes
     5.95%                              01/15/14      1,155       1,172,036

                                                               ============
                                                                  4,023,732
                                                               ------------
Medical Instruments & Supplies - 0.1%
  Boston Scientific Corp., Senior
    Unsecured Notes
     5.45%                              06/15/14        855         895,598
                                                               ------------
Motor Vehicles - 0.4%
  DaimlerChrysler North America
    Holding Corp., Notes
     4.75%                              01/15/08      2,190       2,253,795
  DaimlerChrysler North America
    Holding Corp., Senior Unsecured
    Notes
     2.34%(d)                           09/10/07        750         750,419
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
     4.05%                              06/04/08        195         195,701
     6.50%                              11/15/13        470         509,955

                                                               ============
                                                                  3,709,870
                                                               ------------
Oil & Gas - 2.2%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
     3.25%                              05/01/08      1,600       1,581,392
  Atlantic Richfield Co., Debentures
    10.88%                              07/15/05      2,960       3,151,482
  Encana Corp., Senior Unsecured
    Notes
     4.75%                              10/15/13      1,410       1,396,224

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  Encana Corp., Unsecured Notes
     4.60%                              08/15/09     $  175    $    179,434
  Occidental Petroleum Corp., Senior
    Unsecured Notes
     6.75%                              01/15/12        980       1,107,596
  Ocean Energy, Inc., Senior
    Unsecured Notes
     4.38%                              10/01/07      1,660       1,693,681
  Texas Eastern Transmission LLP,
    Senior Unsecured Notes
     5.25%                              07/15/07      1,590       1,655,588
  Tosco Corp., Senior Notes
     7.62%                              05/15/06      2,525       2,701,919
  Tosco Corp., Senior Unsecured
    Notes
     7.25%                              01/01/07        805         872,917
  Union Pacific Resources, Inc.,
    Debentures
     7.38%                              05/15/06      5,845       6,245,967

                                                               ============
                                                                 20,586,200
                                                               ------------
Pharmaceuticals - 0.5%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
     5.75%                              10/01/11      1,980       2,123,291
  Wyeth, Unsecured Notes
     5.50%                              02/01/14      2,275       2,307,944

                                                               ============
                                                                  4,431,235
                                                               ------------
Real Estate - 1.3%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
     5.00%                              08/01/07      1,380       1,428,631
     6.12%                              11/01/12        760         818,733
  CarrAmerica Realty, Corp., Senior
    Unsecured Notes
     5.12%                              09/01/11      1,265       1,268,479
  EOP Operating LP, Senior Unsecured
    Notes
     6.95%                              03/02/11      2,820       3,184,003
     7.00%                              07/15/11        610         685,282
  The Rouse Co., Unsecured Notes
     5.38%                              11/26/13      1,080       1,030,022
  Simon Property Group LP, Senior
    Unsecured Notes
     5.45%                              03/15/13        940         960,295
  Simon Property Group, Inc.,
    Unsecured Notes
     3.75%                              01/30/09      2,550       2,507,928

                                                               ============
                                                                 11,883,373
                                                               ------------
Retail Merchandising - 0.6%
  CVS Corp., Senior Unsecured Notes
     4.00%(f)                           09/15/09      1,145       1,145,484
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
     6.62%                              09/01/08      1,900       2,083,658
  Kroger Co., Senior Unsecured Notes
     6.80%                              04/01/11      1,945       2,179,236

                                                               ============
                                                                  5,408,378
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                          PAR
                                           MATURITY      (000)       VALUE
                                        -------------- --------- -------------
CORPORATE BONDS (Continued)
Telecommunications - 2.7%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                   03/15/13    $3,020    $ 3,657,190
  BellSouth Corp., Senior Unsecured
    Notes
    5.20%                                   09/15/14       350        353,263
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                                11/05-05/07     2,440      2,599,241
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    5.50%                                   03/15/11     1,450      1,511,248
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                                   05/15/06     1,050      1,131,589
  Cox Communications, Inc., Senior
    Unsecured Notes
    7.75%                                   11/01/10       295        328,766
  MCI, Inc., Senior Notes
    7.74%(g)                                05/01/14       190        180,025
  MCI, Inc., Senior Unsecured Notes
    5.91%                                   05/01/07       221        219,066
    6.69%                                   05/01/09       221        212,989
  Qwest Corp., Senior Unsecured
    Notes
    9.12%(f)                                03/15/12       340        374,850
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                                   02/01/12     1,285      1,371,872
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                   08/01/13       735        859,494
  Telus Corp., Senior Unsecured Notes
    7.50%                                   06/01/07     2,100      2,293,137
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                   01/17/12     5,015      5,335,910
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%                                   01/30/08     2,595      2,632,007
    7.75%                                   02/15/10     1,825      2,140,823

                                                                  ===========
                                                                   25,201,470
                                                                  -----------
Transportation - 0.5%
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
    7.88%                                   04/15/07     4,500      4,984,380
                                                                  -----------
Yankee - 2.5%
  Canadian National Railway Co.,
    Senior Unsecured Notes
    4.25%                                   08/01/09     2,075      2,093,322
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.25%                                   06/15/05     2,415      2,507,808
  Mobil Oil Canada
    5.00%                                   12/21/04     3,500      3,521,595
  Province of British Columbia
    5.38%                                   10/29/08     2,340      2,503,990
  Province of Quebec, Unsecured
    Notes
    5.75%                                   02/15/09     1,355      1,464,724
    5.00%                                   07/17/09     1,740      1,828,888

                                                   PAR/SHARES
                                        MATURITY     (000)         VALUE
                                       ---------- ----------- --------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Telefonica Europe BV, Senior
    Unsecured Notes
     7.75%                             09/15/10     $ 2,775    $  3,270,013
  United Mexican States, Unsecured
    Notes
    10.38%                             02/17/09       4,850       5,965,500

                                                               ============
                                                                 23,155,840
                                                               ------------
TOTAL CORPORATE BONDS
  (Cost $339,791,080)                                           347,438,921
                                                               ------------
TAXABLE MUNICIPAL BONDS - 1.0%
  Elmhurst, Illinois Sales Tax Revenue
    Bonds, Series 98
     5.62%                             05/15/10         250         257,568
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
     6.94%                             02/15/05       2,900       2,874,161
  Oregon School Board Taxable
    Pension Deferred Interest Bonds,
    Series A
     1.00%                             06/30/07       2,700       2,466,045
  Texas Public Finance Authority
    Taxable Revenue Bonds, Series 03
     3.12%                             06/15/07       2,020       2,008,829
  Wisconsin General Revenue Bonds,
    Series 03-A
     4.80%                             05/01/13       1,910       1,939,452

                                                               ============
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $9,374,163)                                               9,546,055
                                                               ------------
SHORT TERM INVESTMENTS - 4.5%
  Federal Home Loan Bank, Discount
    Notes
     1.65%                             10/01/04      36,000      36,000,000
  Galileo Money Market Fund                           5,218       5,217,588
  Institutional Money Market Trust(h)                   190         190,000

                                                               ============
TOTAL SHORT TERM INVESTMENTS
  (Cost $41,407,588)                                             41,407,588
                                                               ------------

TOTAL INVESTMENTS IN SECURITIES - 102.9%
  (Cost $937,430,078(a))   951,048,778

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                               NUMBER OF
                               CONTRACTS         VALUE
                          ------------------ -------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received                (56)      $  (49,000)
                                              ----------
$33,093)
CALL SWAPTIONS WRITTEN - 0.0%
  Morgan Stanley, Strike
Price 3.00,
    Expires 01/19/05
  (Premiums received          $  (6,200)(i)     (174,005)
                                              ----------
$145,204)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received                (56)         (11,375)
                                              ----------
$41,093)
PUT SWAPTIONS WRITTEN - 0.0%
  Union Bank of
Switzerland, Strike
    Price 5.75, Expires
09/23/05
  (Premiums received             (5,200)(i)     (226,200)
                                              ----------
$1,131,000)

LIABILITIES IN EXCESS OF OTHER
  ASSETS - (2.9)%
                                            (26,878,562)
                                            -----------
NET ASSETS - 100.0% (Applicable to
  46,487,430 BlackRock shares,
  34,750,956 Institutional shares,
  8,778,987 Service shares, 3,551,562
  Investor A shares, 1,474,236 Investor
  B shares and 1,497,035 Investor C
  shares outstanding)                     $ 923,709,636
                                          =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($444,821,391/46,487,430)                $ 9.57
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($332,459,595/34,750,956)                $ 9.57
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
    ($84,012,514/8,778,987)                $ 9.57
                                           ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($33,977,061/3,551,562)                $ 9.57
                                           ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
              ($9.57/0.960)                $ 9.97
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($14,105,526/1,474,236)                $ 9.57
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
    ($14,333,549/1,497,035)                $ 9.57
                                           ======

-------------------

 (a) Cost for Federal income tax purposes is $938,427,780. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $16,801,112
      Gross unrealized depreciation                                       (4,180,114)
                                                                         -----------
                                                                         $12,620,998
                                                                         ===========

     (b) Securities, or a portion thereof, subject to financing transactions.
     (c) Rates shown are the effective yields as of September 30, 2004.
     (d) Rates shown are the rates as of September 30, 2004.
 (e) Securities, or a portion thereof, pledged as collateral with a value of
       $3,858,421 on 308 long U.S. Treasury Note futures contracts, 4 short
       U.S. Treasury Bond futures contracts and 1,064 short U.S. Treasury Note futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $156,693,297, with an unrealized loss of
       $304,260 (including commissions of $2,590).
  (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 6.1% of its net assets, with a current market value of $56,517,888 in securities restricted as to resale.
     (g) Total or partial securities on loan.
 (h) Security purchased with the cash proceeds from securities loaned.
  (i) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
44

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                        INTERMEDIATE PLUS BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                      NUMBER
                    OF SHARES     VALUE
                   ----------- ----------
PREFERRED STOCKS - 0.2%
  RC Trust I
  (Cost $42,376)      800       $42,990
                                -------

                                 PAR
                  MATURITY      (000)
               -------------- --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 38.0%
  Federal Home Loan Mortgage
Corp.,
  Unsecured Notes
     3.50%         04/01/08    $  275     273,696
     3.88%      11/08-01/09       795     793,869
     6.62%         09/15/09       175     197,402
     6.88%         09/15/10        35      40,265
     4.12%         02/24/11       355     349,379
  Federal National Mortgage
  Association, Unsecured
Notes
     1.75%         06/16/06       125     123,087
     6.62%         09/15/09       200     225,322
     7.25%         01/15/10       400     463,861
     7.12%         06/15/10       425     493,074
     4.75%         02/21/13       200     198,222
  Small Business
Administration
  Participation Certificates,
Series
  96-20E, Class 1
     7.60%         05/01/16       160     174,183
  U.S. Treasury Bonds
    10.00%         05/15/10       150     157,213
    10.38%         11/15/12       640     779,500
     6.00%         02/15/26       125     142,515
     6.12%         11/15/27       220     255,406
     5.38%         02/15/31       215     230,319
  U.S. Treasury Inflation
Protected
  Notes
     2.00%         07/15/14       150     154,070
  U.S. Treasury Notes
     2.75%         06/30/06     1,825   1,832,557
     2.38%         08/31/06       460     458,293
     3.38%         09/15/09       435     435,085
     6.50%         02/15/10        70      80,321
     4.75%         05/15/14        15      15,745
     4.25%         08/15/14     1,985   2,005,781

                                        =========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $9,877,211)                     9,879,165
                                        ---------
MORTGAGE PASS-THROUGHS - 4.7%
  Federal Home Loan Mortgage
Corp.
  Gold
     4.50%         03/01/10        64      64,974
     5.50%         02/01/12        40      41,986
     6.00%      11/13-05/17       111     116,902
     3.75%         08/01/29        67      68,305
  Federal Home Loan Mortgage
Corp.
  Gold ARM
     4.02%         03/01/34       192     189,681
  Federal National Mortgage
  Association
     6.00%      09/10-10/33       266     277,369
     4.16%         02/01/34         0           0

                                                            PAR
                                               MATURITY    (000)      VALUE
                                              ---------- -------- ------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association ARM
    4.34%                                     12/01/33    $  270   $  273,895
    4.02%                                     04/01/34       193      192,838

                                                                   ==========
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $1,229,374)                                                 1,225,950
                                                                   ----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 1.8%
  Federal National Mortgage
    Association, Series 04-25, Class
    PA
    5.50%                                     10/25/30       238      247,778
  Federal National Mortgage
    Association, Series 04-36, Class
    BS
    5.50%                                     11/25/30       192      200,146
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    1.97%(b)                                  02/25/28       543       29,892

                                                                   ==========
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $482,512)                                                     477,816
                                                                   ----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 10.5%
  Bear Stearns Commercial Mortgage
    Securities, Series 00-WF2, Class
    A2
    7.32%                                     08/15/32       110      125,884
  Chase Commercial Mortgage
    Securities Corp., Series 97-1,
    Class X (IO)
    1.41%(b)                                  06/19/29     3,261       95,197
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
    5.00%                                     03/25/19        91       91,736
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C1,
    Class AX (IO)
    1.74%(b)                                  06/20/29     2,654      122,780
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C2,
    Class AX (IO)
    1.16%(b)                                  01/17/35       822       22,815
  DLJ Commercial Mortgage Corp.,
    Series 00-CKP1, Class A1B
    7.18%                                     08/10/10       100      114,304
  DLJ Commerical Mortgage Corp.,
    Series 98-CF1, Class A1B
    6.41%                                     02/18/31       200      216,383
  GE Capital Commercial Mortgage
    Corp., Series 04-C3, Class A3
    4.86%                                     07/10/39       150      153,990
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    1.56%(b)                                  07/15/27     1,997       91,961
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 99-C2, Class A2
    6.94%                                     09/15/33       100      111,857

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              45

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                08/15/36     $  125    $  141,513
  GMAC Commercial Mortgage
    Securities, Inc., Series 00-C2
    7.46%                                08/16/33        115       132,186
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.52%                                10/25/33        226       222,327
  IMPAC Secured Assets Corp., Series
    03-2, Class A2
    6.00%                                08/25/33          3         2,630
  LB-UBS Commercial Mortgage Trust,
    Series 03-C7, Class A3
    4.56%(c)                             09/15/27        110       111,592
  Morgan Stanley Capital I Inc., Series
    97-HF1, Class X
    4.76%(c)                             07/15/29        606        16,310
  Morgan Stanley Capital I Inc., Series
    03-T11, Class A2
    4.34%                                06/13/41         80        81,018
  MortgageIT Trust, Series 04-1, Class
    A1
    2.23%(c)                             11/25/34        400       400,000
  Structured Adjustable Rate Mortgage
    Loan Trust, Series 04-13, Class A2
    1.94%(c)                             09/25/34        234       234,001
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                                05/25/32         11        10,881
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-5, Class
    A1
    4.54%                                04/01/34        223       220,797

                                                                ==========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $2,737,074)                                              2,720,162
                                                                ----------
ASSET BACKED SECURITIES - 6.1%
  American Express Master Trust,
    Series 02-1, Class A
    1.67%(c)                             12/15/05        300       300,099
  Citibank Credit Card Issuance Trust,
    Series 03-A3, Class A3
    3.10%                                03/10/10        125       123,203
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                                01/20/09        225       222,741
  Discover Card Master Trust I, Series
    01-2, Class A
    1.76%(c)                             07/15/08        250       250,446
  Ford Credit Auto Owner Trust, Series
    02-A, Class A3A
    3.62%                                01/15/06         40        40,162
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                09/15/09        175       172,730
  Nissan Auto Receivables Owner
    Trust, Series 03-C
    2.23%                                03/15/07        225       224,511
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.71%                                01/25/11         30        30,318

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
ASSET BACKED SECURITIES (Continued)
  Standard Credit Card Master Trust I,
    Series 94-2, Class A
    7.25%                                04/07/06     $  200    $  213,311

                                                                ==========
TOTAL ASSET BACKED SECURITIES
  (Cost $1,579,753)                                              1,577,521
                                                                ----------
CORPORATE BONDS - 30.0%
Aerospace - 0.3%
  BE Aerospace, Inc., Senior Notes
    8.50%                                10/01/10          5         5,462
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                11/16/06         35        35,489
    7.12%                                02/15/11         30        34,485
  Raytheon Co., Senior Unsecured
    Notes
    4.50%                                11/15/07         15        15,436

                                                                ==========
                                                                    90,872
                                                                ----------
Banks - 7.0%
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                                02/01/07         75        78,596
    3.88%                                01/15/08        215       218,170
    3.25%                                08/15/08         75        74,021
  Bank of America Corp., Subordinated
    Notes
    7.80%                                02/15/10          5         5,874
  Bank One N.A., Senior Bank Notes
    5.50%                                03/26/07         50        53,102
  Barclays Bank PLC, Capital
    Securities
    8.55%(d)                             09/29/49         30        36,746
  Depfa ACS Bank, Senior Notes
    3.62%                                10/29/08        150       150,453
  Firstar Bank N.A., Subordinated
    Notes
    7.80%                                07/05/10         25        25,931
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                05/30/07        255       267,969
    3.62%                                05/01/08        100       100,180
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    7.12%                                06/15/09         25        28,182
    6.75%                                02/01/11         60        67,382
  SunTrust Banks, Inc., Senior
    Unsecured Notes
    3.62%                                10/15/07         70        70,855
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                                08/23/07         15        15,380
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                05/30/08         65        63,642
  Wachovia Corp., Senior Notes
    3.50%                                08/15/08        115       114,666
  Wachovia Corp., Unsecured Notes
    3.62%                                02/17/09         25        24,841

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
46

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Wells Fargo & Co., Senior Unsecured
    Notes
     5.90%                             05/21/06     $  100    $  105,036
     4.00%                             08/15/08        100       101,189
     1.98%(c)                          09/15/09        205       204,846

                                                              ==========
                                                               1,807,061
                                                              ----------
Beverages & Bottling - 0.3%
  Anheuser-Busch Cos., Inc., Notes
     4.70%                             04/15/12         30        30,626
  Cadbury Schweppes PLC,
    Unsecured Notes
     3.88%(d)                          10/01/08         35        35,013

                                                              ==========
                                                                  65,639
                                                              ----------
Broadcasting - 0.1%
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    10.75%                             10/01/09         30        24,450
                                                              ----------
Chemicals - 0.0%
  Nalco Co., Senior Unsecured Notes
     7.75%                             11/15/11         10        10,612
                                                              ----------
Construction - 0.1%
  D.R. Horton, Inc., Senior Unsecured
    Notes
     7.88%                             08/15/11         10        11,562
  Ryland Group, Inc., Senior
    Unsecured Notes
     8.00%                             08/15/06         10        10,838

                                                              ==========
                                                                  22,400
                                                              ----------
Containers - 0.1%
  Crown Cork & Seal Finance PLC,
    Senior Notes
     7.00%                             12/15/06          5         5,150
  Crown Holdings, Inc., Senior Secured
    Notes
     9.50%                             03/01/11         15        16,725
  International Steel Group, Inc.,
    Unsecured Notes
     6.50%(d)                          04/15/14         15        15,000

                                                              ==========
                                                                  36,875
                                                              ----------
Electronics - 0.1%
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
     6.88%(d)                          07/15/11          5         5,200
     7.12%(d)                          07/15/14          5         5,200
  Freescale Semiconductor, Inc.,
    Unsecured Notes
     4.38%(c)(d)                       07/15/09          5         5,125

                                                              ==========
                                                                  15,525
                                                              ----------
Energy & Utilities - 0.8%
  AES Corp., Senior Secured Notes
     8.75%                             05/15/13         10        11,274
  Dominion Resources, Inc., Senior
    Notes
     5.70%                             09/17/12         55        57,834
  Exelon Generation Corp., Senior
    Unsecured Notes
     6.75%                             05/01/11         10        11,166

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
  Florida Power Corp., First Mortgage
    Bonds
     6.65%                             07/15/11     $   25    $   28,047
  Midwest Generation LLC, Senior
    Secured Notes
     8.75%                             05/01/34         35        38,149
  National Waterworks, Inc., Senior
    Subordinated Notes, Series B
    10.50%                             12/01/12          5         5,638
  NRG Energy, Inc., Second Mortgage
    Bonds
     8.00%(d)                          12/15/13         15        16,050
  Ohio Edison Co., Senior Unsecured
    Notes
     5.45%                             05/01/15         25        25,156
  Reliant Resources, Inc., Senior
    Secured Notes
     9.25%                             07/15/10         15        16,088

                                                              ==========
                                                                 209,402
                                                              ----------
Entertainment & Leisure - 0.6%
  Time Warner, Inc., Senior Unsecured
    Notes
     6.88%(e)                          05/01/12        145       161,269
                                                              ----------
Finance - 12.6%
  American Honda Finance Corp.,
    Senior Unsecured Notes
     4.50%(d)                          05/26/09         50        51,209
  Archstone-Smith Trust, Senior
    Unsecured Notes
     5.62%                             08/15/14         25        25,865
  ASIF Global Finance, Unsecured
    Notes
     3.90%(d)                          10/22/08        235       236,911
  CitiFinancial, Unsecured Notes
     6.75%                             07/01/07         75        81,576
  Citigroup, Inc., Senior Unsecured
    Notes
     5.75%                             05/10/06         55        57,488
     3.50%                             02/01/08        205       205,674
     6.20%                             03/15/09         35        38,305
  Citigroup, Inc., Subordinated Notes
     5.00%(d)                          09/15/14        123       123,153
  Devon Financing Corp., Senior
    Unsecured Notes
     6.88%                             09/30/11         35        39,489
  Diageo Capital PLC, Notes
     3.38%                             03/20/08         50        49,821
  Eksportfinans ASA, Unsecured Notes
     4.38%                             07/15/09        200       205,200
  Encana Holdings Finance Corp.,
    Senior Unsecured Notes
     5.80%                             05/01/14         30        31,772
  EOP Operating LP, Unsecured Notes
     4.75%                             03/15/14        100        96,515
  First Data Corp., Unsecured Notes
     3.90%                             10/01/09         25        24,960
  Foster's Finance Corp., Senior
    Unsecured Notes
     4.88%(d)                          10/01/14         25        24,856

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              47

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.00%                                06/15/07     $  225    $  235,329
    6.00%                                06/15/12          5         5,486
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07        185       185,910
    3.50%                                08/15/07         50        50,253
    1.76%(c)                             07/28/08         75        74,883
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11         45        47,256
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.62%                                05/15/09         80        81,424
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    6.88%                                01/15/11         60        67,708
  Household Finance Corp., Notes
    4.62%                                01/15/08         60        61,933
    6.38%                                11/27/12         40        44,256
  Household Finance Corp., Senior
    Notes
    6.45%                                02/01/09         20        21,971
  Household Finance Corp., Senior
    Unsecured Notes
    6.75%                                05/15/11         25        28,139
    7.00%                                05/15/12         25        28,611
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08        200       201,988
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(d)                             07/15/08         35        33,924
  Monumental Global Funding II,
    Senior Secured Notes
    4.38%(d)                             07/30/09         25        25,368
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(d)                             07/31/07         50        50,178
  New York Life Global Funding,
    Unsecured Notes
    3.88%(d)                             01/15/09         45        45,159
  Principal Life Global Funding I,
    Unsecured Notes
    3.62%(d)                             04/30/08         90        89,939
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08         25        24,891
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%(d)                             05/15/08        125       137,121
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.00%                                08/03/09         35        32,025
  Refco Finance Holdings, LLC, Senior
    Subordinated Notes
    9.00%(d)                             08/01/12         10        10,535
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08        200       201,141
    1.87%(c)                             07/25/08         15        14,985

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  TCI Communications Financing Co.,
    Capital Securities
    9.65%                                03/31/27     $   25    $   29,276
  Telecom Italia Capital, Senior
    Unsecured Notes
    4.95%(d)                             09/30/14         50        49,297
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(d)                             01/22/08         95        96,281
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%                                10/29/49         10        12,073

                                                                ==========
                                                                 3,280,134
                                                                ----------
Food & Agriculture - 0.6%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07         20        20,835
    6.00%                                02/15/12         50        53,837
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11         20        22,520
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11         45        47,531

                                                                ==========
                                                                   144,723
                                                                ----------
Industrial - 0.1%
  Osprey Trust / Osprey I, Inc.
    0.13%(b)(d)(f)(g)                    01/15/49         50        17,500
                                                                ----------
Insurance - 0.3%
  Aspen Insurance Holdings Ltd.,
    Senior Notes
    6.00%(d)                             08/15/14         70        70,663
                                                                ----------
Manufacturing - 0.3%
  Briggs & Stratton Corp., Senior
    Unsecured Notes
    8.88%                                03/15/11         20        23,825
  Dresser, Inc., Senior Subordinated
    Notes
    9.38%                                04/15/11         15        16,462
  Lockheed Martin Tactical Systems,
    Inc., Senior Debentures
    7.00%                                09/15/23         30        33,475

                                                                ==========
                                                                    73,762
                                                                ----------
Medical Instruments & Supplies - 0.1%
  Boston Scientific Corp., Senior
    Unsecured Notes
    5.45%                                06/15/14         15        15,712
  Fisher Scientific International, Inc.,
    Senior Subordinated Notes
    6.75%(d)                             08/15/14          5         5,250

                                                                ==========
                                                                    20,962
                                                                ----------
Metal & Mining - 0.0%
  TRIMAS Corp., Senior Subordinated
    Notes
    9.88%                                06/15/12          5         5,200
                                                                ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
48

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                     PAR
                                       MATURITY     (000)      VALUE
                                      ---------- ---------- -----------
CORPORATE BONDS (Continued)
Motor Vehicles - 0.4%
  DaimlerChrysler North America
    Holding Corp., Senior Unsecured
    Notes
    2.34%(c)                          09/10/07     $   50    $ 50,028
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                             06/04/08         20      20,072
    6.50%                             11/15/13         25      27,125

                                                             ========
                                                               97,225
                                                             --------
Oil & Gas - 0.5%
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                             11/01/06         30      31,325
  El Paso Production Holding Co.,
    Senior Notes
    7.75%                             06/01/13         20      20,000
  Hanover Equipment Trust, Senior
    Secured Notes
    8.75%                             09/01/11         10      10,950
  Occidental Petroleum Corp., Senior
    Unsecured Notes
    6.75%                             01/15/12         35      39,557
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
    8.88%                             07/15/12          5       6,088
  The Williams Cos., Inc., Senior
    Unsecured Notes
    8.12%                             03/15/12         10      11,500

                                                             ========
                                                              119,420
                                                             --------
Paper & Forest Products - 0.1%
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%                             01/15/24         25      28,500
                                                             --------
Pharmaceuticals - 0.4%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                             10/01/11         55      58,980
  Wyeth, Unsecured Notes
    5.50%                             02/01/14         50      50,724

                                                             ========
                                                              109,704
                                                             --------
Railroad & Shipping - 0.2%
  Burlington Northern Santa Fe Corp.,
    Debentures
    7.29%                             06/01/36         40      47,957
                                                             --------
Real Estate - 0.8%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    6.12%                             11/01/12         20      21,546
  ERP Operating LP, Unsecured Notes
    5.20%                             04/01/13         55      55,966
  Simon Property Group, Inc.,
    Unsecured Notes
    3.75%                             01/30/09        120     118,020

                                                             ========
                                                              195,532
                                                             --------
Retail Merchandising - 0.4%
  CVS Corp., Senior Unsecured Notes
    4.00%(d)                          09/15/09         30      30,012
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
    6.30%                             04/01/09         20      21,745

                                                     PAR
                                       MATURITY     (000)      VALUE
                                      ---------- ---------- -----------
CORPORATE BONDS (Continued)
Retail Merchandising (Continued)
  Kroger Co., Senior Unsecured Notes
    6.80%                             04/01/11     $   50    $ 56,022

                                                             ========
                                                              107,779
                                                             --------
Telecommunications - 1.9%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                             03/15/13        170     205,868
  Cincinnati Bell, Inc., Senior
    Subordinated Notes
    8.38%                             01/15/14         10       9,125
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                             01/30/06          5       5,225
    5.50%                             03/15/11         10      10,422
  CSC Holdings, Inc., Senior
    Unsecured Notes
    6.75%(d)                          04/15/12         15      15,075
  Echostar DBS Corp., Senior
    Unsecured Notes
    6.62%(d)                          10/01/14         10       9,913
  MCI, Inc., Senior Notes
    7.74%                             05/01/14          8       7,580
  MCI, Inc., Senior Unsecured Notes
    5.91%                             05/01/07          8       7,930
    6.69%                             05/01/09          8       7,710
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                             01/17/12        140     148,960
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.75%                             02/15/10         35      41,057
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                             12/16/13         20      20,265

                                                             ========
                                                              489,130
                                                             --------
Transportation - 0.1%
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
    7.50%                             02/15/24         15      14,512
                                                             --------
Waste Management - 0.2%
  Allied Waste North America, Inc.,
    Senior Notes
    8.88%                             04/01/08         15      16,275
  Allied Waste North America, Inc.,
    Senior Secured Notes
    6.12%                             02/15/14         30      27,975

                                                             ========
                                                               44,250
                                                             --------
Yankee - 1.8%
  Canadian National Railway Co.,
    Senior Unsecured Notes
    4.25%                             08/01/09         40      40,353
  Province of Quebec, Unsecured
    Notes
    5.00%                             07/17/09         95      99,853
  Republic of Colombia, Senior
    Unsecured Notes
    9.75%                             04/09/11         95     107,425
  Telefonica Europe BV, Senior
    Unsecured Notes
    7.75%                             09/15/10        115     135,514

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              49

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                     PAR/SHARES
                                          MATURITY     (000)        VALUE
                                         ---------- ----------- -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Tyco International Group SA, Senior
    Unsecured Notes
    6.12%                                11/01/08      $   25    $    27,022
  United Mexican States, Bonds
    8.12%                                12/30/19          20         23,050
  United Mexican States, Senior
    Unsecured Notes
    8.38%                                01/14/11          15         17,602
  United Mexican States, Unsecured
    Notes
    4.62%                                10/08/08          25         25,262

                                                                 ===========
                                                                     476,081
                                                                 -----------
TOTAL CORPORATE BONDS
  (Cost $7,757,600)                                                7,787,139
                                                                 -----------
TAXABLE MUNICIPAL BONDS - 0.2%
  Wisconsin General Revenue Bonds,
    Series 03-A
    4.80%
  (Cost $50,252)                         05/01/13          50         50,772
                                                                 -----------
SHORT TERM INVESTMENTS - 6.9%
  Federal Home Loan Bank, Discount Notes
    1.65%                                10/01/04       1,300      1,300,000
  Galileo Money Market Fund                               489        488,969

                                                                 ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $1,788,969)                                                1,788,969
                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
  (Cost $25,545,121(a))                                           25,550,484

                          NUMBER OF
                          CONTRACTS
                          --
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received      (1)                     (875)
                                                  ----
$591)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received      (1)                     (203)
                                                  ----
$734)
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.7%                           446,898
                                               -------
NET ASSETS - 100.0%
(Applicable to
  2,597,779 BlackRock
shares, 10
  Institutional shares,
10 Service
  shares, 10 Investor A
shares, 10
  Investor B shares and
10 Investor C
  shares outstanding)                      $25,996,304
                                           ===========

                                               VALUE
                                            -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($25,995,800/2,597,779)                   $ 10.01
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
             ($101/10)(h)                   $ 10.06
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
             ($100/10)(i)                   $ 10.04
                                            =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
             ($101/10)(j)                   $ 10.06
                                            =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
        ($10.06/0.960)                      $ 10.48
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
             ($101/10)(k)                   $ 10.06
                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
             ($101/10)(l)                   $ 10.06
                                            =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
50

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                  INTERMEDIATE PLUS BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

-------------------

 (a) Cost for Federal income tax purposes is $25,556,456. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                   $66,565
      Gross unrealized depreciation                                   (72,537)
                                                                      -------
                                                                      $(5,972)
                                                                      =======

     (b) Rates shown are the effective yields as of September 30, 2004.
     (c) Rates shown are the rates as of September 30, 2004.
 (d) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 4.8% of its net assets, with a market value of
       $1,240,678 in securities restricted as to resale.
 (e) Securities, or a portion thereof, pledged as collateral with a value of
       $111,220 on 8 short U.S. Treasury Notes futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $886,000, with an unrealized loss of $310 (including commissions of
       $18).
     (f) Non-income producing security.
     (g) Security in default.
 (h) Exact net assets and shares outstanding at September 30, 2004 were $100.58 and 10.000, respectively.
  (i) Exact net assets and shares outstanding at September 30, 2004 were
       $100.42 and 10.000, respectively.
  (j) Exact net assets and shares outstanding at September 30, 2004 were
       $100.58 and 10.000, respectively.
  (k) Exact net assets and shares outstanding at September 30, 2004 were
       $100.58 and 10.000, respectively.
  (l) Exact net assets and shares outstanding at September 30, 2004 were
       $100.58 and 10.000, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              51

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                        CORE BOND TOTAL RETURN PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.7%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.50%                                       04/01/08    $  9,700   $  9,653,993
     3.88%                                       01/12/09       6,170      6,152,847
     7.00%                                       03/15/10      15,100     17,388,935
     6.88%                                       09/15/10      34,895     40,144,394
     4.75%                                       12/08/10      13,410     13,519,506
     4.12%                                       02/24/11      29,480     29,013,214
     4.62%                                       05/28/13       7,375      7,316,722
     6.35%                                       10/15/23      11,743     12,305,483
  Federal National Mortgage
    Association, Unsecured Notes
     1.75%                                       06/16/06       4,175      4,111,097
     2.35%                                       04/05/07       3,985      3,922,272
     6.62%                                       09/15/09       9,520     10,725,327
  Overseas Private Investment Co.
     4.09%                                       05/29/12         316        300,771
     4.30%                                       05/29/12         881        854,854
     4.64%                                       05/29/12         655        647,264
     4.68%                                       05/29/12         370        361,098
     4.87%                                       05/29/12       2,788      2,788,919
     5.40%                                       05/29/12       3,465      3,581,694
     5.46%                                       05/29/12         397        406,601
     5.79%                                       05/29/12         700        727,283
     5.88%                                       05/29/12         373        395,634
     5.94%                                       05/29/12       1,328      1,396,497
     5.95%                                       05/29/12         378        399,536
     6.10%                                       05/29/12         446        471,066
     6.81%                                       05/29/12         535        570,005
     6.89%                                       05/29/12       4,268      4,603,333
     6.91%                                       05/29/12       1,434      1,515,678
     7.35%                                       05/29/12         384        414,243
  Resolution Funding Corp. Strip
    Bonds
     6.29%(b)                                    07/15/18       2,850      1,423,253
     6.30%(b)                                    10/15/18       2,850      1,400,430
  Small Business Administration
    Participation Certificates, Series
    92-20H, Class 1
     7.40%                                       08/01/12          51         55,093
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
     7.20%                                       10/01/16       1,482      1,607,050
  Small Business Administration
    Participation Certificates, Series
    97-20B, Class 1
     7.10%                                       02/01/17       1,479      1,606,512
  Small Business Investment Cos.
    Pass-Through, Series 97-P10C,
    Class 1
     6.85%                                       08/01/07       1,930      2,070,894
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
     6.51%                                       11/10/07          87         92,609
  Small Business Investment Cos.
    Pass-Through, Series 98-10A,
    Class 1
     6.12%                                       02/01/08         288        305,488
  Small Business Investment Cos.
    Pass-Through, Series 03-10A,
    Class 1
     4.63%                                       03/10/13      10,625     10,684,946

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (Continued)
  U.S. Treasury Bonds
    10.38%(c)                                    11/15/12    $ 36,300   $ 44,212,275
    12.00%                                       08/15/13      20,130     26,578,686
     8.12%                                       08/15/19      17,610     24,108,495
     8.50%(c)                                    02/15/20      33,165     46,977,692
     8.00%                                       11/15/21       8,320     11,436,422
     6.00%                                       02/15/26      41,035     46,784,701
     6.75%(c)(d)                                 08/15/26      30,565     37,962,678
     6.12%                                       11/15/27      21,690     25,180,745
     5.50%                                       08/15/28      16,495     17,731,482
     5.38%                                       02/15/31      68,145     73,000,331
  U.S. Treasury Inflation Protected
    Notes
     2.00%                                       07/15/14      29,075     29,863,961
  U.S. Treasury Notes
     2.38%                                       08/31/06      12,870     12,822,239
     4.00%(e)                                    11/15/12      32,895     33,054,343
     4.25%(e)                                    08/15/14     209,070    211,258,754

                                                                        ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $826,037,216)
                                                                         833,907,345
                                                                        ------------
MORTGAGE PASS-THROUGHS - 27.7%
  Federal Home Loan Mortgage Corp.
    Gold
     4.00%                                    07/10-05/19      10,741     10,743,109
     5.50%                                    03/11-09/33      25,381     26,260,132
     6.00%                                    04/11-07/34      29,506     30,963,863
     4.50%                                       10/20/18      20,500     20,416,729
     8.00%                                    11/22-10/25          27         29,149
     7.00%                                    03/25-05/31         366        389,352
     7.50%                                    07/26-05/30           9          9,746
     6.50%                                    12/28-02/34       3,427      3,598,911
     5.00%                                    10/33-02/34      20,807     20,602,164
  Federal National Mortgage
    Association
     6.50%                                    04/08-11/33     142,880    149,887,383
     6.00%                                    09/08-03/34      55,103     57,279,919
     7.00%                                    11/08-08/32      14,853     15,755,791
     5.50%                                    02/09-07/34     176,149    179,827,293
     8.00%                                    10/09-05/22          29         30,284
     4.50%                                    12/17-07/19      38,136     37,822,746
     5.00%                                    06/18-04/34      99,192    100,050,061
     4.00%                                    07/18-07/19      39,468     38,540,991
     7.50%                                       09/01/22           4          4,359
  Federal National Mortgage
    Association ARM
     6.54%(f)                                    01/01/31       8,227      8,316,611
  Government National Mortgage
    Association
     7.00%                                    03/13-02/33       6,872      7,331,225
     6.00%                                    11/14-03/34      34,026     35,359,839
     9.00%                                       07/15/18           7          7,828
     7.50%                                    05/23-02/30          17         18,387
     6.50%                                    12/23-10/34      11,710     12,388,107
     5.50%                                    12/32-10/34      50,995     51,890,278
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(b)                                    06/15/21      10,334        183,556

                                                                        ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $796,620,267)
                                                                         807,707,813
                                                                        ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
52

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 1.4%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
     6.00%                                   09/15/07    $   747    $   758,539
  Federal Home Loan Mortgage Corp.,
    Series 2594, Class TV
     5.50%                                   03/15/14      7,664      8,005,146
  Federal Home Loan Mortgage Corp.,
    Series 2864, Class NA
     5.50%                                   01/15/31     13,200     13,845,558
  Federal National Mortgage
    Association Strip Notes, Series
    329, Class 1 (PO)
     3.80%(b)                                01/01/33     11,674      9,302,818
  Federal National Mortgage
    Association Strip Notes, Series
    334, Class 3 (IO)
     1.00%(b)                                02/01/33     11,233      2,183,387
  Federal National Mortgage
    Association, Series 96-48, Class Z
     7.00%                                   11/25/26      5,902      6,212,146
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
     7.00%(b)                                02/17/17        296         82,710
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
     7.00%(b)                                02/17/17        309        275,160
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
     7.00%(b)                                03/06/17        250         72,574
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
     7.00%(b)                                03/06/17        250        220,203
  Salomon Brothers Mortgage
    Securities, Series 87-3, Class A
    (PO)
    12.50%(b)                                10/23/17        125        115,145
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    12.60%(b)                                02/25/28      9,647        530,583

                                                                    ===========
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $43,657,775)                                                 41,603,969
                                                                    -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 7.1%
  Bank of America Alternative Loan
    Trust, Series 04-6, Class 4A1
     5.00%                                   07/25/19      9,506      9,530,345
  Chase Commercial Mortgage
    Securities Corp., Series 97-1,
    Class X (IO)
     8.69%(b)                                06/19/29     34,636      1,011,093
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
     7.20%                                   01/15/32     10,105     11,505,358
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
     6.25%                                   07/25/16      1,008      1,008,365
  Citigroup Mortgage Loan Trust, Inc.,
    Series 03-UP3, Class A2
     7.00%                                   09/25/33      7,143      7,526,910
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
     5.00%                                   03/25/19      9,761      9,789,135

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C1,
    Class AX (IO)
     8.60%(b)                                06/20/29    $43,758    $ 2,024,268
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C2,
    Class AX (IO)
     8.32%(b)                                01/17/35     15,865        440,160
  Federal National Mortgage
    Association, Series 04-28, Class
    PB
     6.00%                                   08/25/28     16,640     17,240,457
  First Union Commercial Mortgage
    Trust, Series 97-C1, Class D
     7.50%                                   04/18/29         50         54,988
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
     8.26%(b)                                07/15/27     40,483      1,864,379
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 03-C3, Class A3
     4.65%                                   04/10/40      1,840      1,871,789
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
     7.18%                                   08/15/36     12,502     14,115,897
  GS Mortgage Securities Corp. II,
    Series 98-C1, Class A3
     6.14%                                   10/18/30      6,966      7,488,927
  GSR Mortgage Loan Trust, Series
    02-8F, Class 3AB1
     6.50%                                   09/25/32      1,834      1,831,212
  GSR Mortgage Loan Trust, Series
    03-10, Class 2A1
     4.49%(f)                                10/25/33      9,143      8,973,889
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
     4.52%(f)                                10/25/33     18,580     18,296,593
  LB Commercial Conduit Mortgage
    Trust, Series 98-C4, Class X (IO)
     9.77%(b)                                09/15/23     16,082        372,430
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A1
     7.10%                                   10/15/32        938        992,294
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A2
     7.32%                                   10/15/32         85         96,709
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
     6.41%                                   01/15/10     10,878     11,623,344
  Master Resecuritization Trust, Series
    03-1
     5.00%                                   03/28/32      3,818      3,821,146
  Master Resecuritization Trust, Series
    03-3
     4.25%                                   07/28/33      3,968      3,934,721
  Merrill Lynch Mortgage Investors,
    Inc., Series 03-KEY1, Class A4
     5.24%                                   11/12/35      7,100      7,363,642
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
     6.53%                                   03/15/31     10,415     11,445,397

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              53

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                          PAR
                                          MATURITY       (000)        VALUE
                                       -------------- ---------- --------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Paine Webber Mortgage Acceptance
    Corp., Series 99-C1, Class A2
    6.82%                                  04/15/09    $    81    $     89,388
  Residential Accredit Loans, Inc.,
    Series 99-QS8, Class A1
    6.50%                                  06/25/14      3,611       3,677,843
  Summit Mortgage Trust, Series 00-1,
    Class B1
    5.90%(f)                               12/28/12        307         307,399
  Union Planters Mortgage Finance
    Corp., Series 99-1, Class A1
    6.25%                                  04/01/29        217         217,546
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
    5.12%                                  08/15/35     18,000      18,608,461
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                                  05/25/32      1,193       1,200,840
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-K,
    Class 1A2
    4.49%                                  07/25/34     29,856      29,650,347

                                                                  ============
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $207,442,826)                                              207,975,272
                                                                  ------------
CERTIFICATE OF DEPOSIT - 0.1%
  SunTrust Bank
    4.42%
  (Cost $3,794,999)                        06/15/09      3,795       3,875,454
                                                                  ------------
ASSET BACKED SECURITIES - 5.0%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                                  05/17/10     17,060      16,662,826
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                                  01/20/09     21,980      21,759,321
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                  08/24/07     23,700      23,693,601
  Conseco Finance Securitizations
    Corp., Series 01-3, Class A2
    5.16%                                  05/01/33        204         205,172
  First Union Commercial Mortgage
    Trust, Series 98-C2, Class A2
    6.56%                                  11/18/08     11,227      12,200,370
  Greenwich Capital Commercial
    Funding Corp., Series 04-GG1A,
    Class A4
    4.76%                                  06/10/36     13,430      13,781,463
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                                  11/15/10     20,000      19,409,540
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                  09/15/09     21,400      21,122,463
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.71%(f)                               01/25/11      1,102       1,102,440

                                                          PAR
                                          MATURITY       (000)        VALUE
                                       -------------- ---------- --------------
ASSET BACKED SECURITIES (Continued)
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(g)                               01/21/09    $15,292    $ 15,287,191

                                                                  ============
TOTAL ASSET BACKED SECURITIES
  (Cost $145,819,642)                                              145,224,387
                                                                  ------------
CORPORATE BONDS - 19.2%
Aerospace - 0.4%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                  12/01/29      2,325       3,060,627
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                                  12/01/09        630         749,788
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                                  03/15/26      1,100       1,328,833
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                  11/16/06      3,860       3,913,963
    7.12%                                  02/15/11      1,710       1,965,582
  Raytheon Co., Senior Notes
    6.15%                                  11/01/08         30          32,643

                                                                  ============
                                                                    11,051,436
                                                                  ------------
Banks - 5.6%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                  06/30/08      4,806       4,634,560
  Bank of America Corp., Senior Notes
    4.38%                                  12/01/10      1,030       1,037,787
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                                  01/15/08      2,275       2,308,545
    3.25%                                  08/15/08      1,300       1,283,023
    3.38%                                  02/17/09        910         895,246
    5.38%                                  06/15/14      1,995       2,074,880
  Bank of America Corp., Subordinated
    Notes
    6.25%                                  04/01/08      1,385       1,503,814
    7.40%                                  01/15/11      4,875       5,681,544
  Bank One Texas N.A., Subordinated
    Bank Notes
    6.25%                                  02/15/08      3,225       3,489,650
  BankBoston N.A., Subordinated Bank
    Notes
    6.38%                               03/08-04/08      2,275       2,479,055
  Barclays Bank PLC, Capital
    Securities
    8.55%(f)(g)                            09/29/49      6,070       7,434,864
  Depfa ACS Bank, Senior Notes
    3.62%                                  10/29/08     15,300      15,346,206
  Fleet National Bank, Subordinated
    Bank Notes
    5.75%                                  01/15/09      1,590       1,714,290
  FleetBoston Financial Corp., Senior
    Unsecured Notes
    4.20%                                  11/30/07      3,310       3,408,075

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
54

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)        VALUE
                                       ---------- ---------- --------------
CORPORATE BONDS (Continued)
Banks (Continued)
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(g)                           08/15/07    $ 2,750    $  2,776,089
  HSBC Bank USA, Senior Bank Notes
    3.88%                              09/15/09      5,425       5,415,940
  HSBC Bank USA, Subordinated
    Notes
    4.62%                              04/01/14      3,840       3,757,403
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                              03/01/07      4,902       5,149,330
    5.25%                              05/30/07        450         472,887
    4.00%                              02/01/08      1,915       1,944,064
    3.62%                              05/01/08      2,509       2,513,514
    6.00%                              08/01/08      3,475       3,760,117
    2.16%(f)                           10/02/09      8,500       8,507,021
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                              02/01/11      1,860       2,088,854
  National City Bank Cleveland, Senior
    Bank Notes
    2.09%(f)                           06/29/09      3,350       3,346,405
  National City Bank Indiana,
    Unsecured Notes
    3.30%                              05/15/07      1,000       1,003,458
  Royal Bank of Scotland Group PLC,
    Capital Trust
    6.80%                              12/31/49      3,000       3,084,008
  The Royal Bank of Scotland Group
    PLC, Preferred Stock
    4.71%(f)                           12/29/49      1,395       1,349,279
  SunTrust Banks, Inc., Senior
    Unsecured Notes
    3.62%                              10/15/07      5,190       5,253,370
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                              08/23/07      1,315       1,348,309
  U.S. Bank N.A., Senior Bank Notes
    2.40%                              03/12/07      6,500       6,439,875
    2.13%(f)                           10/01/07     11,000      10,990,320
  Wachovia Corp., Senior Notes
    3.50%                              08/15/08      1,945       1,939,343
  Wachovia Corp., Unsecured Notes
    3.62%                              02/17/09        735         730,333
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                              08/15/08     14,725      14,900,080
    1.98%(f)                           09/15/09     16,775      16,762,419
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(f)                           06/15/10      3,625       3,748,612
  Wells Fargo & Co., Unsecured Notes
    3.50%(h)                           04/04/08      3,145       3,150,636

                                                              ============
                                                               163,723,205
                                                              ------------
Broadcasting - 0.1%
  News America, Inc., Senior
    Debentures
    7.62%                              11/30/28      2,010       2,349,135
                                                              ------------
Energy & Utilities - 0.5%
  Dominion Resources, Inc.,
    Debentures
    6.80%                              12/15/27      3,600       3,938,134

                                                      PAR
                                        MATURITY     (000)        VALUE
                                       ---------- ---------- --------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                              11/15/31    $ 1,985    $  2,234,951
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                              07/15/11      3,250       3,646,108
    5.90%                              03/01/33        550         558,271
  Ohio Edison Co., Senior Unsecured
    Notes
    5.45%                              05/01/15        225         226,404
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                              01/30/08      2,000       2,170,070
  Pennsylvania Electric Co., Senior
    Unsecured Notes
    5.12%                              04/01/14      1,525       1,520,007
  Progress Energy, Inc., Senior
    Unsecured Notes
    7.75%                              03/01/31        475         563,664

                                                              ============
                                                                14,857,609
                                                              ------------
Entertainment & Leisure - 0.5%
  Time Warner Cos., Inc., Debentures
    8.18%                              08/15/07      3,800       4,252,515
    6.95%                              01/15/28      3,955       4,220,412
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                              02/01/24      4,935       5,574,755
    7.62%                              04/15/31        675         776,924
  Time Warner, Inc., Senior Unsecured
    Notes
    6.88%                              05/01/12        440         489,368

                                                              ============
                                                                15,313,974
                                                              ------------
Finance - 7.2%
  American Express Co., Senior
    Unsecured Notes
    4.38%                              07/30/09      3,125       3,187,469
  American General Institutional
    Capital, Capital Securities
    7.57%(c)(g)                        12/01/45      2,450       2,994,316
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                              05/01/31        980       1,194,397
  Archstone-Smith Trust, Senior
    Unsecured Notes
    5.62%                              08/15/14      2,575       2,664,095
  ASIF Global Finance, Unsecured
    Notes
    3.85%(g)                           11/26/07      3,125       3,160,689
  Berkshire Hathaway Finance Corp.,
    Notes
    3.40%(g)                           07/02/07      8,030       8,060,755
  CA Preferred Fund Trust, Notes
    7.00%                              12/31/49      5,000       5,193,750
  Citigroup Global Markets Holdings,
    Inc., Senior Unsecured Notes
    6.50%                              02/15/08      2,880       3,150,075

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              55

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Citigroup, Inc., Senior Unsecured
    Notes
    5.50%                                08/09/06    $ 2,500    $  2,614,650
    5.00%                                03/06/07      4,165       4,346,577
    3.50%                                02/01/08     25,050      25,132,414
    6.20%                                03/15/09      1,700       1,860,534
  Citigroup, Inc., Subordinated Notes
    7.75%                                06/15/06        675         729,676
    5.00%(g)                             09/15/14      1,794       1,796,232
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                                10/15/11        900       1,002,141
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%(h)                             09/30/11      4,300       4,851,548
  Diageo Capital PLC, Notes
    3.38%                                03/20/08      1,190       1,185,730
  Encana Holdings Finance Corp.,
    Senior Unsecured Notes
    5.80%                                05/01/14      3,415       3,616,724
  EOP Operating LP, Senior Notes
    7.25%                                06/15/28      1,490       1,618,240
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14      4,200       4,053,617
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.12%                                02/22/11      2,400       2,646,449
    5.88%                                02/15/12      5,425       5,888,984
    6.00%                                06/15/12        515         565,037
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07     14,265      14,335,184
    1.76%(f)                             07/28/08     10,450      10,433,761
  General Motors Acceptance Corp.,
    Debentures
    6.51%(b)                             12/01/12      1,630         953,599
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11      4,340       4,557,609
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.62%                                05/15/09      9,310       9,475,718
  Household Finance Corp., Notes
    6.38%                                11/27/12      1,390       1,537,896
  Household Finance Corp., Senior
    Unsecured Notes
    7.88%                                03/01/07      2,200       2,434,476
    6.75%                                05/15/11        650         731,612
    6.38%                                10/15/11      8,065       8,889,275
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08      2,900       2,928,826
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    7.00%                                02/01/08        175         193,126
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(g)                             07/15/08      3,740       3,625,062
  Metropolitan Life Global Funding,
    Inc., Unsecured Notes
    4.25%(g)                             07/30/09      3,170       3,199,449
  Monumental Global Funding II,
    Senior Secured Notes
    4.38%(g)                             07/30/09      3,025       3,069,498

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(g)                             07/31/07    $ 7,250    $  7,275,739
  New York Life Global Funding,
    Unsecured Notes
    3.88%(g)                             01/15/09      2,000       2,007,080
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08      3,080       3,066,540
  Qwest Capital Funding, Inc., Senior
    Notes
    6.38%(h)                             07/15/08      3,350       3,082,000
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(g)                             12/29/49      1,300       1,311,465
  Simon Property Group Inc.,
    Unsecured Notes
    4.90%                                01/30/14      2,000       1,949,260
  SLM Corp., Unsecured Notes
    5.00%                                10/01/13      3,875       3,896,932
  SP Powerassets Ltd., Unsecured
    Notes
    5.00%(g)                             10/22/13        300         302,790
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(g)                             05/29/49      2,935       3,359,489
  Swedbank, Capital Securities
    7.50%(f)(g)                          09/29/49      2,800       3,282,070
    9.00%(g)                             12/29/49      7,500       9,127,132
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                01/26/07      2,700       2,696,517
  Telecom Italia Capital, Senior
    Unsecured Notes
    4.95%(g)                             09/30/14      1,810       1,784,556
  Telecom Italia Capital, Unsecured
    Notes
    6.00%(g)                             09/30/34      3,025       2,951,779
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(g)                             01/22/08      3,015       3,055,639
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(f)                             10/29/49      1,390       1,678,139
  Western & Southern Financial Group,
    Inc., Senior Notes
    5.75%(g)                             07/15/33      1,107       1,067,707

                                                                ============
                                                                 209,774,024
                                                                ------------
Food & Agriculture - 0.4%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07      3,200       3,333,536
    6.00%                                02/15/12      1,365       1,469,750
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11      2,400       2,702,441
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11      3,340       3,527,887
    6.25%                                06/01/12      1,000       1,092,525

                                                                ============
                                                                  12,126,139
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
56

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Industrial - 0.0%
  Osprey Trust / Osprey I, Inc.
    7.63%(f)(g)(h)(i)(j)                01/15/49     $2,375    $   831,250
                                                               -----------
Insurance - 0.2%
  American General Corp., Capital
    Securities
    8.50%                               07/01/30      2,325      3,107,983
  Aspen Insurance Holdings Ltd.,
    Senior Notes
    6.00%(g)                            08/15/14      1,870      1,887,672

                                                               ===========
                                                                 4,995,655
                                                               -----------
Medical Instruments & Supplies - 0.1%
  Boston Scientific Corp., Senior
    Unsecured Notes
    5.45%                               06/15/14      1,470      1,539,800
                                                               -----------
Motor Vehicles - 0.1%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                               03/01/27      1,425      1,560,240
  DaimlerChrysler North America
    Holding Corp., Senior Unsecured
    Notes
    2.34%(f)                            09/10/07        750        750,420
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                               06/04/08        205        205,736

                                                               ===========
                                                                 2,516,396
                                                               -----------
Oil & Gas - 0.7%
  Atlantic Richfield Co., Debentures
    9.12%(c)                            03/01/11      4,960      6,274,152
  Conoco, Inc., Senior Unsecured
    Notes
    6.95%                               04/15/29        910      1,049,965
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                               11/01/06      2,405      2,511,229
  Devon Energy Corp., Senior
    Debentures
    7.95%                               04/15/32      1,670      2,071,693
  Occidental Petroleum Corp., Senior
    Unsecured Notes
    5.88%                               01/15/07      2,750      2,910,299
  Statoil Asa, Unsecured Notes
    5.12%(g)                            04/30/14      3,260      3,337,588
  Suncor Energy, Inc., Bonds
    5.95%                               12/01/34      1,045      1,060,988

                                                               ===========
                                                                19,215,914
                                                               -----------
Pharmaceuticals - 0.2%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                               08/01/97      1,679      1,891,312
  Wyeth, Unsecured Notes
    6.50%                               02/01/34      2,891      2,951,595

                                                               ===========
                                                                 4,842,907
                                                               -----------
Publishing & Printing - 0.1%
  News America, Inc., Debentures
    7.28%                               06/30/28        300        337,824

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Publishing & Printing (Continued)
  News America, Inc., Senior
    Debentures
    7.75%                               01/20/24     $1,285    $ 1,499,972
    7.12%                               04/08/28      1,175      1,300,035

                                                               ===========
                                                                 3,137,831
                                                               -----------
Real Estate - 0.0%
  Camden Property Trust, Unsecured
    Notes
    4.70%                               07/15/09      1,400      1,419,950
  The Rouse Co., Unsecured Notes
    3.62%                               03/15/09        755        704,917
    5.38%                               11/26/13      2,080      1,983,746

                                                               ===========
                                                                 4,108,613
                                                               -----------
Telecommunications - 1.5%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                               03/15/13      1,280      1,550,067
  BellSouth Corp., Senior Unsecured
    Notes
    4.20%                               09/15/09      3,000      3,016,590
    6.55%                               06/15/34      1,325      1,394,699
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                               11/01/05        160        169,100
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                               01/30/06         95         99,283
    5.50%                               03/15/11        510        531,542
    7.05%                               03/15/33        535        586,920
  Continental Cablevision, Inc., Senior
    Notes
    8.30%(c)                            05/15/06      5,655      6,094,416
  MCI, Inc., Senior Notes
    7.74%(h)                            05/01/14        486        460,485
  MCI, Inc., Senior Unsecured Notes
    5.91%                               05/01/07        568        563,030
    6.69%                               05/01/09        568        547,410
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                               11/15/29      2,650      3,195,277
  SBC Communications, Inc.,
    Unsecured Notes
    6.45%                               06/15/34        725        743,408
  TCI Communications, Inc., Senior
    Debentures
    7.88%                               02/15/26      7,030      8,251,477
  Verizon Maryland, Inc., Senior
    Debentures
    6.12%                               03/01/12      3,105      3,342,880
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                               01/17/12      2,615      2,782,334
  Verizon Pennsylvania, Inc.,
    Debentures
    5.65%                               11/15/11      1,635      1,728,899

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              57

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                         MATURITY       (000)        VALUE
                                      -------------- ---------- --------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Vodafone Group PLC, Senior
    Unsecured Notes
     7.75%                                02/15/10    $  7,990   $  9,372,692

                                                                 ============
                                                                   44,430,509
                                                                 ------------
Transportation - 0.0%
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
     6.12%                                03/15/09         575        625,018
                                                                 ------------
Yankee - 1.6%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
     8.88%                                12/15/30       1,235      1,622,424
  Canadian Pacific Railroad Co.,
    Senior Unsecured Notes
     6.25%                                10/15/11       1,900      2,096,599
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
     8.75%                                06/15/30       3,380      4,368,914
  Pemex Finance Ltd., Senior
    Unsecured Notes
     9.03%                                02/15/11       1,700      1,969,314
  Province of Quebec, Unsecured
    Notes
     5.00%                                07/17/09       1,950      2,049,616
  State of Israel, Unsecured Notes
     5.50%                             04/24-09/33      12,210     12,629,958
  Telefonica Europe BV, Senior
    Unsecured Notes
     7.75%                                09/15/10       2,075      2,445,145
  Tyco International Group SA, Senior
    Unsecured Notes
     6.12%(h)                             11/01/08       2,225      2,404,914
  United Mexican States, Bonds
     8.12%                                12/30/19       2,975      3,428,688
  United Mexican States, Senior
    Unsecured Notes
     8.38%                                01/14/11       2,930      3,438,355
     8.00%(h)                             09/24/22       4,235      4,774,961
  United Mexican States, Unsecured
    Notes
    10.38%                                02/17/09       2,860      3,517,800
     5.88%(h)                             01/15/14         580        588,700

                                                                 ============
                                                                   45,335,388
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $551,571,432)                                             560,774,803
                                                                 ------------
FOREIGN BONDS - 5.7%
  Bundesobligation (Germany)
     3.25%                                04/17/09      39,275     48,819,730
  French Treasury Notes
     3.50%                                01/12/09      22,725     28,564,659
  Government of Canada, Bonds
     5.00%                                06/01/14      30,810     25,065,763
  Kingdom of Sweden
     5.00%                                01/28/09     165,275     23,894,976
  Spain Bonos y Obligation del Estado
     3.60%                                01/31/09      32,325     40,798,193

                                                                 ============
TOTAL FOREIGN BONDS
  (Cost $160,309,188)                                             167,143,321
                                                                 ------------

                                                PAR/SHARES
                                     MATURITY     (000)        VALUE
                                    ---------- ----------- -------------
TAXABLE MUNICIPAL BONDS - 0.1%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.98%                           05/01/05      $3,350    $3,374,422
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
    6.80%(b)                        02/15/05         200       198,218

                                                            ==========
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $3,545,025)                                          3,572,640
                                                            ----------

SHORT TERM INVESTMENTS - 5.0%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                             10/01/04     10,800    10,800,000
  Federal National Mortgage
    Association, Discount Notes
    1.72%                             10/01/04    125,000   125,000,000
  Galileo Money Market Fund                         1,357     1,357,281
  Institutional Money Market Trust(k)               9,482     9,482,500

                                                            ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $146,639,781)                                       146,639,781
                                                            -----------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $2,885,438,151(a))    $2,918,424,785
                              ==============

                              NUMBER OF
                              CONTRACTS
                          -----------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received              (130)           (26,406)
                                                  -------
$76,824)
CALL SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 4.70,
    Expires 11/19/04
  (Cost $306,400)                7,660(l)         325,933
                                                  -------
CALL SWAPTIONS WRITTEN - (0.1)%
  Merrill Lynch, Strike
Price 5.05,
    Expires 02/23/05            (7,660)(l)     (1,955,598)
  Morgan Stanley, Strike
Price 3.00,
    Expires 01/19/05           (16,640)(l)       (467,008)

                                               ==========
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received                           (2,422,606)
                                               ----------
$1,109,749)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received              (130)          (113,750)
                                               ----------
$95,395)
PUT SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 6.25,
    Expires 11/19/04
  (Cost $183,840)                7,660(l)          15,320
                                               ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
58

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                              NUMBER OF
                              CONTRACTS          VALUE
                          ----------------- --------------
PUT SWAPTIONS WRITTEN - 0.0%
  Merrill Lynch, Strike
Price 6.05,
    Expires 02/23/05            (7,660)(l)   $   (143,012)
  Union Bank of
Switzerland, Strike
    Price 5.75, Expires        (20,700)          (900,450)
09/23/05

                                             ============
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received                           (1,043,462)
                                             ------------
$5,352,510)

-------------------

 (a) Cost for Federal income tax purposes is $2,887,494,650. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $45,019,774
      Gross unrealized depreciation                                      (14,089,639)
                                                                         -----------
                                                                         $30,930,135
                                                                         ===========

     (b) Rates shown are the effective yields as of September 30, 2004.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $12,397,034 on 5,347 short U.S. Treasury Notes futures contracts, 24 long U.S. Treasury Bonds futures contracts and 187 Euro Bobl futures contracts expiring December 2004.  The value of such contracts on
       September 30, 2004 was $623,365,710, with an unrealized loss of
       $4,051,462 (including commissions of $11,872).
 (d) Securities, or a portion thereof, with a market value of $502,439 have been pledged as collateral for swap and swaption contracts.
     (e) Securities, or a portion thereof, subject to financing transactions.
     (f) Rates shown are the rates as of September 30, 2004.
 (g) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 3.7% of its net assets, with a current market value of $92,986,101, in securities restricted as to resale.
     (h) Total or partial securities on loan.
     (i) Security in default.
     (j) Non-income producing security.
  (k) Securities purchased with the cash proceeds from securities loaned.
  (l) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              59

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                        CORE BOND TOTAL RETURN PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $2,885,438,151)..............................     $  2,918,424,785
 Cash denominated in foreign currencies (Cost $20,188,293)...............           20,361,366
 Interest receivable ....................................................           22,323,645
 Investments sold receivable ............................................          316,719,723
 Capital shares sold receivable .........................................            1,402,179
 Prepaid expenses .......................................................              121,296
 Swaptions purchased, at fair value (premiums paid $490,240).............              341,253
 Unrealized appreciation on forward foreign currency contracts ..........               80,440
 Unrealized appreciation on interest rate swaps .........................            6,000,807
 Futures margin receivable ..............................................              176,511
                                                                              ----------------
    TOTAL ASSETS ........................................................        3,285,952,005
                                                                              ----------------
LIABILITIES
 Payable upon return of securities loaned ...............................            9,482,500
 Investments purchased payable ..........................................          601,626,306
 Capital shares redeemed payable ........................................           10,355,424
 Distributions payable ..................................................            6,746,951
 Advisory fees payable ..................................................              504,780
 Administrative fees payable ............................................              281,050
 Transfer agent fees payable ............................................               44,288
 Other accrued expenses payable .........................................              436,602
 Payable for financing transactions .....................................          115,020,430
 Options written, at fair value (premiums received $172,219).............              140,156
 Swaptions written, at fair value (premiums received $6,462,259).........            3,466,068
 Futures margin payable .................................................               13,848
 Unrealized depreciation on forward foreign currency contracts ..........            2,050,166
 Unrealized depreciation on interest rate swaps .........................           10,149,616

                                                                              ================
    TOTAL LIABILITIES ...................................................          760,318,185
                                                                              ----------------
NET ASSETS (Applicable to 143,507,568 BlackRock shares,
 71,627,684 Institutional shares, 15,615,517 Service shares,
 13,597,126 Investor A shares, 5,824,166 Investor B shares and
 8,788,285 Investor C shares outstanding) ...............................     $  2,525,633,820
                                                                              ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($1,400,826,126/143,507,568)........................     $           9.76
                                                                              ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($697,687,261/71,627,684).......................     $           9.74
                                                                              ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($152,084,716/15,615,517).............................     $           9.74
                                                                              ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($132,560,983/13,597,126)..........................     $           9.75
                                                                              ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.75/0.960)................     $          10.16
                                                                              ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($56,758,058/5,824,166)............................     $           9.75
                                                                              ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($85,716,676/8,788,285)............................     $           9.75
                                                                              ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       60

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                        CORE PLUS TOTAL RETURN PORTFOLIO

AS OF SEPTEMBER 30, 2004

                       NUMBER
                     OF SHARES     VALUE
                    ----------- -----------
PREFERRED STOCKS - 0.1%
  RC Trust I
  (Cost $211,461)     3,950      $212,265
                                 --------

                                   PAR
                      MATURITY    (000)
                     ---------- ---------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.0%
  Federal Home Loan Mortgage
Corp.,
    Unsecured Notes
       3.50%         04/01/08    $   800      796,206
       3.88%         11/10/08      2,065    2,064,504
       6.88%         09/15/10      1,855    2,134,055
       4.75%         12/08/10      4,500    4,536,747
       4.12%         02/24/11      1,075    1,057,978
  Federal National Mortgage
    Association, Notes
       3.12%         03/16/09      1,800    1,749,402
  Federal National Mortgage
    Association, Unsecured
Notes
       1.75%         06/16/06        185      182,168
       2.35%         04/05/07      2,785    2,741,161
       7.12%         06/15/10        585      678,702
       5.50%         07/18/12      1,000    1,017,985
       4.75%         02/21/13      1,430    1,417,287
  Resolution Funding Corp.
Strip
    Bonds
       6.29%         07/15/18        100       49,939
       6.30%         10/15/18        100       49,138
  Small Business Administration
    Participation Certificates,
Series
    02-P10B, Class 1
       5.20%         08/01/12        385      396,685
  Small Business Administration
    Participation Certificates,
Series
    04-P10A, Class 1
       4.50%         02/01/14      1,372    1,355,603
  U.S. Treasury Bonds
      10.38%(b)      11/15/12      1,935    2,356,770
      12.00%         08/15/13      2,455    3,241,464
       8.12%(c)      08/15/19      4,415    6,044,238
       8.50%         02/15/20      1,100    1,558,132
       8.00%         11/15/21      1,255    1,725,085
       6.25%(c)      08/15/23      2,850    3,328,042
       6.75%         08/15/26      1,645    2,043,141
       6.12%         11/15/27      2,495    2,896,540
       5.50%         08/15/28      1,990    2,139,172
       5.38%         02/15/31      9,475   10,150,094
  U.S. Treasury Inflation
Protected
    Notes
       2.00%         07/15/14      3,325    3,415,225
  U.S. Treasury Notes
       4.00%(d)      11/15/12      3,350    3,366,227
       4.75%         05/15/14      5,182    5,439,483
       4.25%         08/15/14     21,605   21,831,183

                                           ==========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $88,815,449)                       89,762,356
                                           ----------
MORTGAGE PASS-THROUGHS - 26.1%
  Fannie Mae, Series 99-7,
Class AB
       6.00%         03/25/29        800      828,868
  Fannie Mae, Series 02-81,
Class BR
       5.25%         04/25/25        735      752,086

                                                              PAR
                                                MATURITY     (000)       VALUE
                                             ------------- --------- -------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal Home Loan Mortgage Corp.
    Gold
    4.00%                                     05/10-05/19   $ 1,495   $ 1,481,945
    6.00%                                     05/13-07/34     1,070     1,123,717
    5.50%                                     08/17-09/33     1,529     1,566,744
    4.50%                                        10/20/18     1,900     1,892,282
    5.00%                                     03/26-04/34     3,950     3,925,542
    6.50%                                     04/31-04/34     2,101     2,206,563
  Federal National Mortgage
    Association
    6.00%                                     07/12-11/33     7,564     7,882,854
    5.50%(c)                                  07/14-09/34    14,427    14,770,375
    6.50%                                     03/16-11/33    12,049    12,641,431
    5.00%                                     09/17-08/34    12,313    12,436,115
    4.50%                                     05/18-07/19     3,249     3,248,231
    4.00%                                     07/18-05/19     2,738     2,673,646
    7.00%                                     07/29-10/32       949     1,006,955
  Government National Mortgage
    Association
    6.00%                                     11/28-01/34     3,393     3,522,858
    7.00%                                     08/30-09/31       495       528,210
    6.50%                                     04/31-10/34     1,270     1,338,973
    5.50%                                     12/32-10/34     6,698     6,818,957
  Government National Mortgage
    Association 1 Year CMT
    3.75%                                        05/20/34     2,929     2,908,044

                                                                      ===========
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $82,386,872)                                                   83,554,396
                                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 6.5%
  Bank of America Alternative Loan
    Trust, Series 04-7, Class 4A1
    5.00%                                        08/25/19     1,091     1,102,282
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
    7.20%                                        01/15/32       225       256,181
  Chase Commercial Mortgage
    Securities Corp., Series 00-1,
    Class A2
    7.76%                                        04/15/32       565       646,855
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
    5.00%                                        03/25/19     1,808     1,812,803
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-CK6,
    Class A3
    6.39%                                        10/15/11       325       362,227
  Fannie Mae, Series 04-29, Class HC
    7.50%                                        07/25/30     1,900     2,065,289
  Federal Home Loan Mortgage Corp.,
    Series 04-2877, Class PA
    5.50%                                        12/31/39       930       975,483
  Freddie Mac, Series 2825, Class VP
    5.50%                                        06/15/15     1,310     1,371,009
  GE Capital Commercial Mortgage
    Corp., Series 01-3, Class A2
    6.07%                                        06/10/38     1,670     1,831,093
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                        08/15/36     1,553     1,753,747

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              61

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
    3.40%(e)                           01/10/40    $24,047    $   842,357
  Goldman Sachs Mortgage Securities
    Corp. II, Series 04-GG2, Class A4
    4.96%                              08/10/38      1,620      1,678,974
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIB2, Class A3
    6.43%                              04/15/35        820        910,172
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIBC, Class A3
    6.26%                              03/15/33      1,150      1,271,946
  LB Commercial Conduit Mortgage
    Trust, Series 98-C4, Class A1B
    6.21%                              10/15/35        900        977,820
  LB-UBS Commercial Mortgage Trust,
    Series 00-C4, Class A2
    7.37%                              08/15/26      1,245      1,439,954
  LB-UBS Commercial Mortgage Trust,
    Series 02-C7, Class A2
    3.90%                              12/15/26        510        514,284
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
    6.48%                              11/15/30        365        398,038
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                              03/15/31        500        549,467
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                              05/25/32         41         41,188

                                                              ===========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $20,636,798)                                           20,801,169
                                                              -----------
CERTIFICATE OF DEPOSIT - 0.1%
  SunTrust Bank
    4.42%
  (Cost $430,000)                      06/15/09        430        439,116
                                                              -----------
ASSET BACKED SECURITIES - 5.1%
  Asset Securitization Corp., Series
    97-D5, Class A1C
    6.75%                              02/14/41        945      1,026,364
  Citibank Credit Card Issuance Trust,
    Series 03-A3, Class A3
    3.10%                              03/10/10      1,125      1,108,828
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                              05/17/10      1,700      1,660,422
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.55%                              01/20/09      3,150      3,118,374
  MBNA Credit Card Master Note
    Trust, Series 03, Class A6
    2.75%                              10/15/10      1,500      1,462,922
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                              11/15/10      3,250      3,154,050
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                              09/15/09      2,500      2,467,579

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
ASSET BACKED SECURITIES (Continued)
  Sallie Mae Student Loan Trust,
    Series 02-3, Class A2
    1.70%(f)                           10/26/09    $    35    $    35,462
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(g)                           01/21/09      1,501      1,500,145
  Structured Asset Securities Corp.,
    Series 03-AL2, Class A
    3.36%                              01/25/31        962        905,566

                                                              ===========
TOTAL ASSET BACKED SECURITIES
  (Cost $16,621,712)                                           16,439,712
                                                              -----------
CORPORATE BONDS - 22.1%
Aerospace - 0.4%
  BE Aerospace, Inc., Senior Notes
    8.50%                              10/01/10        110        120,176
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                              12/01/29        345        454,157
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                              12/01/09        110        130,915
  Northrop Grumman Corp.,
    Debentures
    7.88%                              03/01/26        100        122,275
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                              02/15/31         40         49,253
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                              11/16/06        475        481,640

                                                              ===========
                                                                1,358,416
                                                              -----------
Banks - 6.1%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                              06/30/08        375        361,623
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                              01/15/08        180        182,654
    3.25%                              08/15/08        425        419,450
    1.87%(f)                           02/17/09        250        250,213
    3.38%                              02/17/09        550        541,083
    5.38%                              06/15/14        505        525,220
  Bank of America Corp., Subordinated
    Notes
    7.80%                              02/15/10         60         70,485
    7.40%                              01/15/11        490        571,068
  Barclays Bank PLC, Capital
    Securities
    8.55%(f)(g)                        09/29/49        615        753,285
  Citigroup, Inc., Senior Unsecured
    Notes
    4.25%                              07/29/09      1,870      1,901,416
  Depfa ACS Bank, Senior Notes
    3.62%                              10/29/08        850        852,567
  HSBC Bank USA, Senior Bank Notes
    3.88%                              09/15/09      1,100      1,098,163
  J.P. Morgan & Co., Subordinated
    Notes
    5.75%                              10/15/08        375        401,002

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
62

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
     5.25%                             05/30/07     $   50    $    52,543
     3.62%                             05/01/08        440        440,793
     2.16%(f)                          10/02/09      1,550      1,551,280
  J.P. Morgan Chase & Co.,
    Subordinated Notes
     7.12%                             06/15/09        100        112,729
     6.75%                             02/01/11        125        140,380
     6.62%                             03/15/12        400        448,974
  National City Bank Cleveland, Senior
    Bank Notes
     2.09%(f)                          06/29/09        525        524,437
  The Royal Bank of Scotland Group
    PLC, Preferred Stock
     4.71%(f)                          12/29/49        200        193,445
  SunTrust Banks, Inc., Senior
    Unsecured Notes
     3.62%                             10/15/07        665        673,120
  U.S. Bancorp, Senior Unsecured
    Notes
     3.95%                             08/23/07         65         66,646
  U.S. Bank N.A., Senior Bank Notes
     2.40%                             03/12/07        715        708,386
     2.13%(f)                          10/01/07      1,550      1,548,636
  Wachovia Corp., Unsecured Notes
     3.62%                             02/17/09        225        223,571
  Wells Fargo & Co., Senior Notes
     2.03%(f)                          09/28/07        450        450,000
  Wells Fargo & Co., Senior Unsecured
    Notes
     4.00%                             08/15/08      2,375      2,403,239
     1.98%(f)                          09/15/09      1,640      1,638,770
  Wells Fargo & Co., Subordinated
    Notes
     7.80%(f)                          06/15/10        325        336,082

                                                              ===========
                                                               19,441,260
                                                              -----------
Broadcasting - 0.1%
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    10.75%                             10/01/09         95         77,425
  News America, Inc., Senior
    Debentures
     7.62%                             11/30/28        140        163,621
  Rainbow National Services LLC,
    Senior Notes
     8.75%(g)                          09/01/12        130        135,200

                                                              ===========
                                                                  376,246
                                                              -----------
Chemicals - 0.0%
  Nalco Co., Senior Unsecured Notes
     7.75%                             11/15/11        100        106,125
                                                              -----------
Computer & Office Equipment - 0.1%
  Avery Dennison Corp., Senior
    Unsecured Notes
     4.88%                             01/15/13        200        202,482
                                                              -----------
Construction - 0.1%
  D.R. Horton, Inc., Senior Unsecured
    Notes
     7.88%                             08/15/11        130        150,313
     8.50%                             04/15/12         50         56,626

                                                              ===========
                                                                  206,939
                                                              -----------

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
CORPORATE BONDS (Continued)
Containers - 0.1%
  Crown Cork & Seal Finance PLC,
    Senior Notes
     7.00%                             12/15/06     $   30    $    30,900
  Crown Holdings, Inc., Senior Secured
    Notes
     9.50%                             03/01/11         55         61,325
  International Steel Group, Inc.,
    Unsecured Notes
     6.50%(g)                          04/15/14        145        145,000

                                                              ===========
                                                                  237,225
                                                              -----------
Electronics - 0.0%
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
     6.88%(g)                          07/15/11         25         26,000
     7.12%(g)                          07/15/14         25         26,000
  Freescale Semiconductor, Inc.,
    Unsecured Notes
     4.38%(f)(g)                       07/15/09         50         51,250

                                                              ===========
                                                                  103,250
                                                              -----------
Energy & Utilities - 0.9%
  AES Corp., Senior Secured Notes
     8.75%                             05/15/13        180        202,950
  El Paso Natural Gas Co., Debentures
     8.62%                             01/15/22        130        143,000
  Exelon Generation Corp., Senior
    Unsecured Notes
     6.75%                             05/01/11        100        111,657
  FirstEnergy Corp., Senior Unsecured
    Notes
     7.38%                             11/15/31        205        230,814
  Midwest Generation LLC, Senior
    Secured Notes
     8.75%                             05/01/34        365        397,850
  National Waterworks, Inc., Senior
    Subordinated Notes, Series B
    10.50%                             12/01/12         55         62,012
  NRG Energy, Inc., Second Mortgage
    Bonds
     8.00%(g)                          12/15/13        130        139,100
  Ohio Edison Co., Senior Unsecured
    Notes
     5.45%                             05/01/15        475        477,964
  Ontario Electricity Financial Corp.,
    Senior Notes
     6.10%                             01/30/08        295        320,085
  Pioneer Natural Resources Co.,
    Senior Notes
     7.20%                             01/15/28        140        156,909
  Progress Energy, Inc., Senior
    Unsecured Notes
     7.75%                             03/01/31        450        533,997
  Reliant Resources, Inc., Senior
    Secured Notes
     9.25%                             07/15/10         90         96,525

                                                              ===========
                                                                2,872,863
                                                              -----------
Entertainment & Leisure - 0.6%
  Time Warner Cos., Inc., Debentures
     8.18%                             08/15/07        425        475,610
  Time Warner Cos., Inc., Senior
    Debentures
     7.57%                             02/01/24        695        785,097
     6.62%                             05/15/29        225        232,035

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              63

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
  Time Warner Cos., Inc., Senior
    Unsecured Notes
     6.12%                               04/15/06     $   25    $   26,137
  Time Warner, Inc., Senior Unsecured
    Notes
     6.88%                               05/01/12        245       273,499
  The Walt Disney Co., Senior
    Unsecured Notes
     6.20%                               06/20/14        125       135,913

                                                                ==========
                                                                 1,928,291
                                                                ----------
Finance - 7.1%
  AID-Israel, Unsecured Notes
     5.50%                               09/18/23        850       887,706
  American Express Co., Senior
    Unsecured Notes
     4.38%                               07/30/09        400       407,996
  Anadarko Finance Co., Senior
    Unsecured Notes
     7.50%                               05/01/31        290       353,444
  ASIF Global Finance, Unsecured
    Notes
     3.85%(b)(g)                         11/26/07      1,310     1,324,960
     3.90%(g)                            10/22/08        580       584,715
  Associates Corporation of North
    America, Senior Notes
     6.25%                               11/01/08        275       301,388
  Berkshire Hathaway Finance Corp.,
    Notes
     3.40%(g)                            07/02/07        410       411,570
  CA Preferred Fund Trust, Notes
     7.00%                               12/31/49        200       207,750
  Charter Communications Holdings II,
    Unsecured Notes
    10.25%                               09/15/10         30        30,525
  Citigroup, Inc., Senior Unsecured
    Notes
     3.50%                               02/01/08        485       486,596
     2.00%(f)                            06/09/09      1,400     1,400,650
  Citigroup, Inc., Subordinated Notes
     5.00%(g)                            09/15/14      1,221     1,222,519
  Conoco Global Funding Co., Senior
    Unsecured Notes
     6.35%                               10/15/11        650       723,768
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                               03/01/13        125       145,312
  Devon Financing Corp., Senior
    Unsecured Notes
     7.88%                               09/30/31         70        85,911
  Diageo Capital PLC, Notes
     3.38%                               03/20/08        325       323,834
  E*Trade Financial Corp., Senior
    Unsecured Notes
     8.00%(g)                            06/15/11         30        31,200
  EOP Operating LP, Unsecured Notes
     4.75%                               03/15/14        600       579,088
  General Electric Capital Corp., Senior
    Unsecured Notes
     6.50%                               12/10/07        200       218,194
     5.88%                               02/15/12        760       825,001
     6.00%                               06/15/12        105       115,202

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  General Electric Capital Corp.,
    Unsecured Notes
     3.45%                               07/16/07     $1,785    $1,793,782
     1.76%(f)                            07/28/08      1,500     1,497,669
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
     6.88%                               09/15/11        805       845,363
  General Motors Acceptance Corp.,
    Unsecured Notes
     5.62%                               05/15/09        945       961,821
  Household Finance Corp., Notes
     6.38%                               11/27/12        165       182,556
  Household Finance Corp., Senior
    Unsecured Notes
     7.20%                               07/15/06         50        53,590
     8.00%                               07/15/10        466       550,802
     6.75%                               05/15/11        225       253,250
     7.00%                               05/15/12        435       497,831
  Household Finance Corp., Unsecured
    Notes
     4.12%                               12/15/08        750       757,455
  Lehman Brothers Holdings, Inc.,
    Senior Notes
     6.62%                               02/05/06        851       894,358
  Metropolitan Life Global Funding,
    Inc., Unsecured Notes
     4.25%(g)                            07/30/09        400       403,716
  Monumental Global Funding II,
    Senior Secured Notes
     4.38%(g)                            07/30/09        350       355,148
  Nationwide Building Society, Senior
    Unsecured Notes
     3.50%(g)                            07/31/07        850       853,019
  Orion Power Holdings, Inc., Senior
    Unsecured Notes
    12.00%                               05/01/10         95       118,988
  Protective Life Secured Trust,
    Secured Notes
     3.70%                               11/24/08        310       308,645
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
     7.00%                               08/03/09        115       105,225
  Rabobank Capital Funding Trust II,
    Capital Securities
     5.26%(g)                            12/29/49        100       100,882
  Refco Finance Holdings, LLC, Senior
    Subordinated Notes
     9.00%(g)                            08/01/12        125       131,684
  SLM Corp., Senior Unsecured Notes
     5.62%                               04/10/07         70        73,674
  SLM Corp., Unsecured Notes
     5.00%                               10/01/13        420       422,377
  Swedish Export Credit Corp.,
    Unsecured Notes
     2.88%                               01/26/07        375       374,516
  Telecom Italia Capital, Senior
    Unsecured Notes
     4.95%(g)                            09/30/14        200       197,189
  Telecom Italia Capital, Unsecured
    Notes
     6.00%(g)                            09/30/34        375       365,923

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
64

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(f)                             10/29/49     $   40    $    48,292
  Western & Southern Financial Group,
    Inc., Senior Notes
    5.75%(g)                             07/15/33         95         91,628

                                                                ===========
                                                                 22,906,712
                                                                -----------
Food & Agriculture - 0.3%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07        165        171,885
    6.00%                                02/15/12        290        312,255
  Kraft Foods, Inc., Senior Unsecured
    Notes
    6.25%                                06/01/12        415        453,398

                                                                ===========
                                                                    937,538
                                                                -----------
Insurance - 0.1%
  American General Corp., Capital
    Securities
    8.50%                                07/01/30         60         80,206
  American General Corp., Senior
    Unsecured Notes
    7.50%(b)                             08/11/10        150        175,206
  New York Life Insurance Co.,
    Unsecured Notes
    5.88%(g)                             05/15/33        100        101,440

                                                                ===========
                                                                    356,852
                                                                -----------
Manufacturing - 0.0%
  Briggs & Stratton Corp., Senior
    Unsecured Notes
    8.88%                                03/15/11         50         59,562
  Dresser, Inc., Senior Subordinated
    Notes
    9.38%                                04/15/11         20         21,950

                                                                ===========
                                                                     81,512
                                                                -----------
Medical Instruments & Supplies - 0.1%
  Boston Scientific Corp., Senior
    Unsecured Notes
    5.45%                                06/15/14        290        303,770
  Fisher Scientific International, Inc.,
    Senior Subordinated Notes
    6.75%(g)                             08/15/14         35         36,750

                                                                ===========
                                                                    340,520
                                                                -----------
Metal & Mining - 0.0%
  TRIMAS Corp., Senior Subordinated
    Notes
    9.88%                                06/15/12         50         52,000
                                                                -----------
Motor Vehicles - 0.1%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                                03/01/27        135        147,812
  DaimlerChrysler North America
    Holding Corp., Senior Unsecured
    Notes
    2.34%(f)                             09/10/07        175        175,098
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                                06/04/08         40         40,144

                                                                ===========
                                                                    363,054
                                                                -----------

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Oil & Gas - 1.1%
  Amerada Hess Corp., Senior
    Unsecured Notes
    7.30%                                08/15/31     $  165    $   179,863
    7.12%                                03/15/33        465        496,699
  Consolidated Natural Gas, Inc.,
    Senior Notes
    5.00%                                03/01/14        225        224,800
  Consolidated Natural Gas, Inc.,
    Senior Unsecured Notes
    6.25%                                11/01/11        150        163,667
  Devon Energy Corp., Senior
    Debentures
    7.95%                                04/15/32        230        285,323
  El Paso Production Holding Co.,
    Senior Notes
    7.75%                                06/01/13        115        115,000
  Encana Corp., Senior Unsecured
    Notes
    4.75%                                10/15/13        340        336,677
  Encana Corp., Unsecured Notes
    6.50%                                08/15/34        125        134,700
  Enterprise Products Operating LP,
    Senior Unsecured Notes
    4.00%(g)                             10/15/07        225        229,428
  Hanover Equipment Trust, Senior
    Secured Notes
    8.75%                                09/01/11        100        109,500
  Oao Gazprom, Senior Unsecured
    Notes
    9.62%(g)                             03/01/13        300        333,000
  Oao Gazprom, Unsecured Notes
    9.62%                                03/01/13        260        289,250
  Occidental Petroleum Corp., Senior
    Notes
    8.45%                                02/15/29         70         93,579
  Phillips Petroleum Co., Senior
    Debentures
    7.00%                                03/30/29         80         92,469
  Suncor Energy, Inc., Bonds
    5.95%                                12/01/34        110        111,683
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
    8.88%                                07/15/12        125        152,188
  The Williams Cos., Inc., Senior
    Unsecured Notes
    7.62%                                07/15/19         80         87,800
    7.75%                                06/15/31         25         25,375

                                                                ===========
                                                                  3,461,001
                                                                -----------
Paper & Forest Products - 0.1%
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%                                01/15/24        225        256,500
                                                                -----------
Pharmaceuticals - 0.3%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                08/01/97        185        208,394
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                                10/01/11        250        268,092
  Wyeth, Unsecured Notes
    6.50%                                02/01/34        325        331,813

                                                                ===========
                                                                    808,299
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              65

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                           PAR
                                           MATURITY       (000)       VALUE
                                        -------------- ---------- ------------
CORPORATE BONDS (Continued)
Publishing & Printing - 0.1%
  News America, Inc., Debentures
    7.28%                                   06/30/28     $  125    $  140,759
  News America, Inc., Senior
    Debentures
    7.12%                                   04/08/28        125       138,302
    7.30%                                   04/30/28        150       169,399

                                                                   ==========
                                                                      448,460
                                                                   ----------
Real Estate - 0.5%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    6.62%                                   09/15/11        180       198,038
  Camden Property Trust, Unsecured
    Notes
    4.70%                                   07/15/09        380       385,415
  Developers Diversified Realty Corp.,
    Senior Unsecured Notes
    3.88%                                   01/30/09        475       466,274
  EOP Operating LP, Senior Unsecured
    Notes
    7.50%                                   04/19/29        180       201,682
  The Rouse Co., Unsecured Notes
    5.38%                                   11/26/13        475       453,019

                                                                   ==========
                                                                    1,704,428
                                                                   ----------
Retail Merchandising - 0.4%
  Delhaize America, Inc., Senior
    Debentures
    9.00%                                   04/15/31        435       523,456
  Kroger Co., Senior Unsecured Notes
    6.80%                                   04/01/11        250       280,108

                                                                   ==========
                                                                      803,564
                                                                   ----------
Telecommunications - 2.0%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                   03/15/13      1,155     1,398,693
  BellSouth Corp., Senior Unsecured
    Notes
    4.20%                                   09/15/09        525       527,903
    6.55%                                   06/15/34        150       157,890
  Cincinnati Bell, Inc., Senior
    Subordinated Notes
    8.38%                                   01/15/14        110       100,375
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    5.50%                                   03/15/11        210       218,870
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                                   05/15/06        400       431,083
  CSC Holdings, Inc., Senior
    Debentures
    7.88%                                   02/15/18         60        62,250
  CSC Holdings, Inc., Senior
    Unsecured Notes
    6.75%(g)                                04/15/12        145       145,725
  Echostar DBS Corp., Senior
    Unsecured Notes
    6.62%(g)                                10/01/14        140       138,782
  MCI, Inc., Senior Notes
    7.74%                                   05/01/14         67        63,482
  MCI, Inc., Senior Unsecured Notes
    5.91%                                   05/01/07         24        23,790
    6.69%                                   05/01/09        349       336,349

                                                           PAR
                                           MATURITY       (000)       VALUE
                                        -------------- ---------- ------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                   11/15/29     $  175    $  211,009
  New Jersey Bell Telephone,
    Debentures
    7.85%                                   11/15/29         20        24,088
  Qwest Communications International,
    Inc., Senior Unsecured Notes
    7.50%(g)                                02/15/14        115       105,656
  Qwest Corp., Senior Notes
    7.88%                                   09/01/11        165       171,600
  SBC Communications, Inc.,
    Unsecured Notes
    6.45%                                   06/15/34        130       133,301
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                08/13-02/26        370       433,632
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                   01/17/12      1,170     1,244,868
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                   12/16/13        575       582,618

                                                                   ==========
                                                                    6,511,964
                                                                   ----------
Transportation - 0.1%
  Omi Corp., Senior Notes
    7.62%                                   12/01/13         85        86,275
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
    7.50%                                   02/15/24        170       164,475

                                                                   ==========
                                                                      250,750
                                                                   ----------
Yankee - 1.4%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                                   12/15/30         10        13,137
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.25%                                   06/15/05        200       207,686
    8.75%                                   06/15/30         60        77,555
  Province of Quebec, Unsecured
    Notes
    5.00%                                   07/17/09        290       304,815
  Republic of Colombia, Senior
    Unsecured Notes
    9.75%                                   04/09/11        515       581,882
  State of Israel, Unsecured Notes
    5.50%                                   04/26/24        625       644,635
  Telefonica Europe BV, Senior
    Unsecured Notes
    7.75%                                   09/15/10        150       176,756
  Tyco International Group SA, Senior
    Unsecured Notes
    6.12%                                   11/01/08        425       459,366

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
66

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                PAR/SHARES
                     MATURITY     (000)        VALUE
                    ---------- ----------- -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  United Mexican States, Bonds
    8.12%           12/30/19     $   460    $   530,150
  United Mexican States,
Senior
  Unsecured Notes
    8.38%           01/14/11         650        762,775
    6.62%           03/03/15         140        148,610
    8.00%           09/24/22         580        653,950

                                            ===========
                                              4,561,317
                                            -----------
TOTAL CORPORATE BONDS
  (Cost $69,731,363)                         70,677,568
                                            -----------
FOREIGN BONDS - 7.6%
  Bundesobligation (Germany)
    3.50%           10/10/08         900      1,133,565
    3.25%           04/17/09       8,025      9,975,260
  French Treasury Notes
    3.50%           01/12/09       2,325      2,922,457
  Government of Canada, Bonds
    5.00%           06/01/14       3,780      3,075,253
  Kingdom of Sweden
    5.00%           01/28/09       7,760      1,121,918
  Mexican Fixed Rate Bonds
    8.00%           12/24/08      24,975      2,128,956
  New Zealand Government
    6.00%           04/15/15       3,300      2,205,781
  Spain Bonos y Obligation del
Estado
    3.60%           01/31/09       1,400      1,766,975

                                            ===========
TOTAL FOREIGN BONDS
  (Cost $23,539,617)                         24,330,165
                                            -----------
TAXABLE MUNICIPAL BONDS - 0.0%
  California Department of
Water
  Resources Revenue Bonds,
Series
  02, Class E
    3.98%
  (Cost $149,996)   05/01/05         150        151,094
                                            -----------
SHORT TERM INVESTMENTS - 4.4%
  Federal Home Loan Bank,
Discount
  Notes
    1.65%           10/01/04       9,000      9,000,000
  Galileo Money Market Fund        5,073      5,072,961

                                            ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $14,072,961)                         14,072,961
                                            -----------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $316,596,229(a))    $320,440,802
                            ============

                              NUMBER OF
                              CONTRACTS         VALUE
                          ----------------- -------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received               (21)      $  (18,375)
                                             ----------
$14,332)
CALL SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 4.70,
    Expires 11/19/04
  (Cost $36,800)                   920(h)        39,146
                                             ----------
CALL SWAPTIONS WRITTEN - (0.1)%
  Merrill Lynch, Strike
Price 5.05,
    Expires 02/23/05              (920)(h)     (234,876)
  Morgan Stanley, Strike
Price 3.00,
    Expires 01/19/05            (2,000)(h)      (56,131)

                                             ==========
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received                           (291,007)
                                             ----------
$133,320)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received               (21)          (4,266)
                                             ----------
$13,428)
PUT SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 6.25,
    Expires 11/19/04
  (Cost $22,080)                   920(h)         1,840
                                             ----------
PUT SWAPTIONS WRITTEN - 0.0%
  Merrill Lynch, Strike
Price 6.05,
    Expires 02/23/05              (920)(h)      (17,176)
  Union Bank of
Switzerland, Strike
    Price 5.75, Expires         (1,600)(h)      (69,600)
09/23/05

                                             ==========
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received                            (86,776)
                                             ----------
$450,120)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              67

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

-------------------

 (a) Cost for Federal income tax purposes is $316,740,311. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                       $4,572,205
      Gross unrealized depreciation                                         (871,714)
                                                                          ----------
                                                                          $3,700,491
                                                                          ==========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $701,571 on 5 long U.S. Treasury Bond futures contracts, 42 short U.S.
       Treasury Bond futures contracts, 581 short U.S. Treasury Note futures contracts, and 22 Long Euro Bobl futures contracts expiring December
       2004.  The value of such contracts on September 30, 2004 was
       $68,260,548, with an unrealized loss of $433,402 (including commissions of $1,300).
  (c) Securities, or a portion thereof, with a market value of $658,348 have been pledged as collateral for swap and swaption contracts.
     (d) Securities, or a portion thereof, subject to financing transactions.
     (e) Rates shown are the effective yields as of September 30, 2004.
     (f) Rates shown are the rates as of September 30, 2004.
 (g) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 3.5% of its net assets, with a current market value of $9,940,914, in securities restricted as to resale.
 (h) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
68

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                        CORE PLUS TOTAL RETURN PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $316,596,229)...............................     $  320,440,802
 Cash denominated in foreign currencies (Cost $104,412).................            107,046
 Interest receivable ...................................................          2,719,797
 Investments sold receivable ...........................................         60,035,926
 Prepaid expenses ......................................................             18,121
 Swaptions purchased, at fair value (premiums paid $58,880).............             40,986
 Unrealized appreciation on forward foreign currency contracts .........              1,119
 Unrealized appreciation on interest rate swaps ........................            504,905
 Futures margin receivable .............................................             29,738
                                                                             --------------
    TOTAL ASSETS .......................................................        383,898,440
                                                                             --------------
LIABILITIES
 Investments purchased payable .........................................         60,744,015
 Capital shares redeemed payable .......................................         30,046,097
 Distributions payable .................................................            196,092
 Advisory fees payable .................................................             52,933
 Administrative fees payable ...........................................             21,914
 Transfer agent fees payable ...........................................              3,164
 Other accrued expenses payable ........................................             54,834
 Payable for financing transactions ....................................          5,802,952
 Options written, at fair value (premiums received $27,760).............             22,641
 Swaptions written, at fair value (premiums received $583,440)..........            377,783
 Futures margin payable ................................................             15,479
 Unrealized depreciation on forward foreign currency contracts .........            352,828
 Unrealized depreciation on interest rate swaps ........................            969,463
                                                                             --------------
    TOTAL LIABILITIES ..................................................         98,660,195
                                                                             --------------
NET ASSETS (Applicable to 27,563,924 BlackRock shares,
 11 Institutional shares,2,816 Service shares,
 861 Investor A shares, 9,994 Investor B shares and
 11 Investor C shares outstanding) .....................................     $  285,238,245
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($285,096,452/27,563,924)..........................     $        10.34
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($115/11)(a)...................................     $        10.28
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($29,281/2,816)......................................     $        10.40
                                                                             ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($8,915/861)......................................     $        10.35
                                                                             ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.35/0.960)..............     $        10.78
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($103,367/9,994)..................................     $        10.34
                                                                             ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($115/11)(b)......................................     $        10.33
                                                                             ==============

---------
(a) Exact net assets and shares outstanding at September 30, 2004 were $115.37 and 11.227, respectively.
(b) Exact net assets and shares outstanding at September 30, 2004 were $115.32 and 11.159, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       69

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                          GOVERNMENT INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                      PAR
                       MATURITY      (000)        VALUE
                    -------------- --------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 45.1%
  Federal Home Loan Mortgage
Corp.,
  Unsecured Notes
      7.00%             03/15/10    $ 1,500   $  1,727,379
  Small Business Administration
  Participation Certificates,
Series
  96-20J, Class 1
      7.20%             10/01/16        182        197,589
  Small Business Administration
  Participation Certificates,
Series
  98-20J, Class 1
      5.50%             10/01/18        151        158,680
  Small Business Investment Cos.
  Pass-Through, Series 03-10A,
  Class 1
      4.63%             03/10/13      1,325      1,332,476
  U.S. Treasury Bonds
      8.00%(b)          11/15/21      2,820      3,876,287
      6.50%             11/15/26        735        888,776
      5.38%             02/15/31      4,000      4,285,000
  U.S. Treasury Notes
      3.25%             08/15/07      6,290      6,359,536
      4.00%(c)       11/12-02/14     69,045     68,530,879
      4.25%             11/15/13      6,400      6,482,502
      4.75%(c)          05/15/14     11,130     11,683,027

                                              ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $102,688,876)                          105,522,131
                                              ------------
MORTGAGE PASS-THROUGHS - 50.7%
  Federal Home Loan Mortgage Corp.
      6.00%             12/01/12         99        104,289
      5.50%          10/13-11/13        442        458,920
      7.50%             11/01/25          2          2,123
      6.50%          08/32-10/32        386        404,949
  Federal Home Loan Mortgage Corp.
  Gold
      6.00%          12/08-10/33      3,180      3,334,789
      5.50%          05/14-06/34     11,272     11,450,403
      4.50%             10/20/18      5,000      4,979,690
      8.00%          01/25-11/26        232        253,917
      6.50%          03/29-12/33        599        628,929
      7.00%          09/31-04/32        274        290,848
  Federal National Mortgage
  Association
      6.50%          02/09-07/34     19,488     20,489,350
      7.00%          08/09-12/11         46         48,819
      6.00%          11/09-11/33     11,195     11,633,066
      4.00%          05/10-03/19      8,818      8,702,760
      5.50%(b)       12/13-08/34     28,181     28,749,813
      8.00%             08/01/14         22         22,876
      5.00%          02/18-07/34     19,142     19,316,798
      4.50%          06/18-07/34      2,802      2,759,772
      4.75%             10/25/21      1,595      1,612,871
      7.50%          06/24-04/26         72         77,449
  Government National Mortgage
  Association
      8.00%             04/20/13         91         97,458
      6.00%          01/14-06/14        347        367,569
      5.50%             03/15/14        590        617,075
      7.00%          10/27-06/28        507        541,298
      7.50%          11/27-12/27         26         28,022
      6.50%          04/29-10/34      1,501      1,582,492

                                              ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $116,874,571)                          118,556,345
                                              ------------

                                                         PAR/SHARES
                                              MATURITY     (000)        VALUE
                                             ---------- ----------- ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.0%
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    7.00%(d)                                 02/17/17      $   52    $   14,534
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    7.00%(d)                                 02/17/17          52        46,314

                                                                     ==========
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $81,864)                                                         60,848
                                                                     ----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                    08/15/36       1,012     1,142,210
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.52%(e)                                 10/25/33       2,139     2,106,083
  Residential Accredit Loans, Series
    03-QS4, Class A (IO)
    6.00%(d)                                 03/25/33         655       106,407
  Washington Mutual Mortgage
    Securities Corp., Series 02-S8,
    Class 1A3
    8.00%                                    01/25/33         265       265,950

                                                                     ==========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $3,625,451)                                                   3,620,650
                                                                     ----------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $2,990)                              09/01/22           3         3,061
                                                                     ----------
ASSET BACKED SECURITIES - 0.7%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    2.30%(e)                                 07/15/25         119       117,802
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(f)                                 01/21/09       1,453     1,452,521

                                                                     ==========
TOTAL ASSET BACKED SECURITIES
  (Cost $1,567,216)                                                   1,570,323
                                                                     ----------
SHORT TERM INVESTMENTS - 2.0%
  Galileo Money Market Fund
  (Cost $4,616,474)                                         4,616     4,616,474
                                                                     ----------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $229,457,442(a))    $233,949,832
                            ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
70

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                    GOVERNMENT INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                           NUMBER OF
                           CONTRACTS     VALUE
                          ----------- ----------
CALL OPTIONS PURCHASED - 0.0%
  December 10 year U.S.
Treasury
    Notes futures, Strike
Price 115,
    Expires 11/26/04
  (Cost $44,133)               92      $ 30,188
                                       --------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received          (10)       (8,750)
                                       --------
$5,910)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received          (10)       (2,031)
                                       --------
$7,338)

-------------------

 (a) Cost for Federal income tax purposes is $230,206,167. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $4,776,124
      Gross unrealized depreciation                                      (1,032,459)
                                                                         ----------
                                                                         $3,743,665
                                                                         ==========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $1,099,302 on 191 short U.S. Treasury Note futures contracts, 311 long
       U.S. Treasury Note futures contracts, 71 short U.S. Treasury Bond futures contracts and 39 short Interest Rate Swap futures contracts expiring December 2004.  The value of such contracts on September 30,
       2004 was $78,313,875, with an unrealized loss of $58,453 (including commissions of $1,374).
     (c) Securities, or a portion thereof, subject to financing transactions.
     (d) Rates shown are the effective yields as of September 30, 2004.
     (e) Rates shown are the rates as of September 30, 2004.
  (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 0.7% of its net assets, with a current market value of $1,452,521, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              71

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                          GOVERNMENT INCOME PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $229,457,442)...........................     $  233,949,832
 Option purchased at value (premiums paid $44,133)..................             30,188
 Interest receivable ...............................................          1,396,807
 Investments sold receivable .......................................         72,468,654
 Capital shares sold receivable ....................................            782,326
 Prepaid expenses ..................................................             21,323
 Unrealized appreciation on interest rate swaps ....................            403,167
 Futures margin receivable .........................................             15,437
                                                                         --------------
    TOTAL ASSETS ...................................................        309,067,734
                                                                         --------------
LIABILITIES
 Investments purchased payable .....................................         69,192,426
 Capital shares redeemed payable ...................................            435,827
 Distributions payable .............................................            144,350
 Advisory fees payable .............................................             29,649
 Administrative fees payable .......................................             37,544
 Transfer agent fees payable .......................................             10,853
 Other accrued expenses payable ....................................            124,158
 Payable for financing transactions ................................         30,548,873
 Options written, at fair value (premiums received $13,248).........             10,781
 Futures margin payable ............................................             27,000
 Unrealized depreciation on interest rate swaps ....................            454,230
                                                                         --------------
    TOTAL LIABILITIES ..............................................        101,015,691
                                                                         --------------
NET ASSETS (Applicable to 974,873 BlackRock shares,
 11,300,770 Investor A shares, 4,006,411 Investor B shares and
 2,333,108 Investor C shares outstanding) ..........................     $  208,052,043
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($10,898,723/974,873)..........................     $        11.18
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($126,332,058/11,300,770).....................     $        11.18
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.18/0.955)..........     $        11.71
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($44,785,690/4,006,411).......................     $        11.18
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($26,035,572/2,333,108).......................     $        11.16
                                                                         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       72

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                       INFLATION PROTECTED BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                             PAR/SHARES
                                                MATURITY       (000)        VALUE
                                             -------------- ----------- -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 89.9%
  U.S. Treasury Inflation Protected
    Bonds
    3.62%(b)                                     04/15/28      $1,320    $ 1,961,387
    3.88%                                        04/15/29       1,935      2,957,180
    3.38%                                        04/15/32         350        473,524
  U.S. Treasury Inflation Protected
    Notes
    3.38%                                     01/07-01/12       1,580      1,959,437
    3.62%                                        01/15/08         895      1,150,764
    3.88%                                        01/15/09         935      1,215,654
    4.25%                                        01/15/10         410        535,701
    3.50%                                        01/15/11         805        991,562
    3.00%                                        07/15/12       1,845      2,152,175
    1.88%                                        07/15/13       1,375      1,442,105
    2.00%                                     01/14-07/14       2,730      2,848,180
    2.38%                                        01/15/25         605        633,314
  U.S. Treasury Notes
    4.25%                                        08/15/14         295        298,088

                                                                         ===========
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $18,067,878)                                                      18,619,071
                                                                         -----------
SHORT TERM INVESTMENTS - 10.1%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                                        10/01/04       1,800      1,800,000
  Galileo Money Market Fund                                       296        296,151

                                                                         ===========
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,096,151)                                                        2,096,151
                                                                         -----------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $20,164,029(a))                                                  $20,715,222
                                                                         ===========

                           NUMBER OF
                           CONTRACTS
                          -----------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received            (3)      (2,625)
                                         ------
$2,304)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received            (3)        (609)
                                         ------
$1,728)

-------------------

 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                     $552,481
      Gross unrealized depreciation                                       (1,288)
                                                                        --------
                                                                        $551,193
                                                                        ========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $126,883 on 5 long U.S. Treasury Note futures contracts and 3 short U.S.
       Treasury Note futures contracts expiring December 2004.  The value of such contracts on September 30, 2004 was $891,625, with an unrealized loss of $155 (including commissions of $17).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              73

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                       INFLATION PROTECTED BOND PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $20,164,029)......................................     $  20,715,222
 Interest receivable .........................................................           147,038
 Investments sold receivable .................................................           859,914
 Receivable from advisor .....................................................            61,395
 Capital shares sold receivable ..............................................             8,894
 Prepaid expenses ............................................................            65,897
 Futures margin receivable ...................................................               503
                                                                                   -------------
    TOTAL ASSETS .............................................................        21,858,863
                                                                                   -------------
LIABILITIES
 Investments purchased payable ...............................................           858,901
 Distributions payable .......................................................            19,442
 Administrative fees payable .................................................                14
 Transfer agent fees payable .................................................               478
 Other accrued expenses payable ..............................................            53,096
 Options written, at fair value (Premiums received $4,032)....................             3,234
                                                                                   -------------
    TOTAL LIABILITIES ........................................................           935,165
                                                                                   -------------
NET ASSETS (Applicable to 2,000,010 BlackRock shares, 10 Institutional shares,
 10 Service shares, 8,902 Investor A shares, 5,846 Investor B shares and
 574 Investor C shares outstanding) ..........................................     $  20,923,698
                                                                                   =============
NET ASSET VALUE AND REDEMPTION PRICE PER BLACKROCK SHARE
 ($20,762,542/2,000,010)......................................................     $       10.38
                                                                                   =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($105/10)(a).........................................     $       10.54
                                                                                   =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($104/10)(b)...............................................     $       10.39
                                                                                   =============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($93,431/8,902).........................................     $       10.50
                                                                                   =============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.50/0.970)....................     $       10.82
                                                                                   =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($61,465/5,846).........................................     $       10.51
                                                                                   =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($6,051/574)(c).........................................     $       10.55
                                                                                   =============

---------
(a) Exact net assets and shares outstanding at September 30, 2004 were $105.42 and 10.000, respectively.
(b) Exact net assets and shares outstanding at September 30, 2004 were $103.89 and 10.000, respectively.
(c) Exact net assets and shares outstanding at September 30, 2004 were
    $6,051.12 and 573.515, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       74

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                                 GNMA PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                      PAR
                       MATURITY      (000)        VALUE
                    -------------- --------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.4%
  Federal Home Loan Mortgage
Corp.,
  Unsecured Notes
       7.00%(b)         03/15/10    $ 3,000   $  3,454,755
  U.S. Treasury Bonds
       6.50%            11/15/26      1,130      1,366,417
  U.S. Treasury Notes
       4.75%            05/15/14      3,800      3,988,814
       4.25%            08/15/14      4,100      4,142,924

                                              ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $12,872,734)                            12,952,910
                                              ------------
MORTGAGE PASS-THROUGHS - 91.8%
  Federal Home Loan Mortgage Corp.
  Gold
       9.00%         05/05-12/19          8          7,813
       8.56%            11/01/07          0            345
       6.00%         04/09-10/33        798        833,089
       5.50%         06/13-02/34        978      1,011,059
       6.50%         12/13-04/31        512        542,399
       8.00%            07/01/17         80         86,879
       7.50%         09/26-03/27         11         12,317
       5.00%            09/01/33         94         93,704
  Federal National Mortgage
  Association
       5.50%(c)      02/09-09/34      3,025      3,097,051
       6.00%         04/11-10/33        383        402,777
       6.50%         02/13-07/34     11,179     11,741,536
       8.00%            08/01/14        170        175,385
       4.50%         08/18-06/34     12,648     12,480,120
       5.00%         10/18-09/34      1,880      1,870,790
       4.00%            03/01/19        143        139,926
       4.75%            10/25/21      2,060      2,083,081
       8.50%            10/01/24          7          8,020
  Government National Mortgage
  Association
       8.00%         12/07-08/24        691        755,931
       5.50%         11/08-10/34     64,463     65,781,827
       6.50%         03/16-10/34     52,322     55,273,277
       7.00%(c)      09/17-05/32      3,294      3,519,742
       5.00%         12/17-10/34     55,638     55,870,798
       9.00%         05/18-07/21        342        385,863
      10.00%            12/15/20          3          3,923
       7.50%         01/22-11/29      1,669      1,803,614
       6.00%         01/28-10/34     49,734     51,652,879
  Government National Mortgage
  Association II
       6.00%            02/20/29        203        210,955

                                              ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $267,189,794)                          269,845,100
                                              ------------

                                                         PAR/SHARES
                                              MATURITY     (000)        VALUE
                                             ---------- ----------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 2.1%
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
    7.18%                                    08/15/36      $1,289    $1,455,560
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.52%(d)                                 10/25/33       4,278     4,212,165
  Residential Accredit Loans, Series
    03-QS4, Class A (IO)
    6.00%(e)                                 03/25/33         819       133,009
  Washington Mutual Mortgage
    Securities Corp., Series 02-S8,
    Class 1A3
    8.00%                                    01/25/33         354       354,600

                                                                     ==========
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $6,154,809)                                                   6,155,334
                                                                     ----------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $15,485)                             09/01/22          15        16,071
                                                                     ----------
ASSET BACKED SECURITIES - 0.8%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    2.30%(d)                                 07/15/25         356       353,405
  Structured Asset Receivables Trust,
    Series 03-2
    1.55%(f)                                 01/21/09       1,858     1,857,322

                                                                     ==========
TOTAL ASSET BACKED SECURITIES
  (Cost $2,208,225)                                                   2,210,727
                                                                     ----------
SHORT TERM INVESTMENTS - 0.9%
  Galileo Money Market Fund
  (Cost $2,678,429)                                         2,678     2,678,429
                                                                     ----------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $291,119,476(a))    $293,858,571
                            ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              75

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                           GNMA PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                           NUMBER OF
                           CONTRACTS      VALUE
                          ----------- ------------
CALL OPTIONS PURCHASED - 0.0%
  December 10 year U.S.
Treasury
    Notes futures, Strike
Price 115,
    Expires 11/26/04
  (Cost $64,280)              134      $  43,969
                                       ---------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received          (13)       (11,375)
                                       ---------
$7,682)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received          (13)        (2,641)
                                       ---------
$9,540)

-------------------

 (a) Cost for Federal income tax purposes is $291,173,122. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                       $3,299,166
      Gross unrealized depreciation                                         (613,717)
                                                                          ----------
                                                                          $2,685,449
                                                                          ==========

     (b) Securities, or a portion thereof, subject to financing transactions.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $1,479,067 on 231 long U.S. Treasury Notes futures contracts, 419 short
       U.S. Treasury Notes futures contracts, 23 short U.S. Treasury Bonds futures contracts and 122 short Interest Rate Swap futures contracts expiring December 2004.  The value of such contracts on September 30,
       2004 was $107,504,704, with an unrealized loss of $337,712 (including commissions of $1,860).
     (d) Rates shown are the rates as of September 30, 2004.
     (e) Rates shown are the effective yields as of September 30, 2004.
  (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 0.8% of its net assets, with a current market value of $1,857,322, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
76

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                                 GNMA PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $291,119,476)...........................     $  293,858,571
 Option purchased at value (premiums paid $64,280)..................             43,969
 Interest receivable ...............................................          1,449,269
 Principal receivable ..............................................                866
 Investments sold receivable .......................................        104,113,702
 Capital shares sold receivable ....................................            119,410
 Prepaid expenses ..................................................             31,484
 Unrealized appreciation on interest rate swaps ....................            659,541
 Futures margin receivable .........................................             18,752
                                                                         --------------
    TOTAL ASSETS ...................................................        400,295,564
                                                                         --------------
LIABILITIES
 Investments purchased payable .....................................        151,006,591
 Capital shares redeemed payable ...................................            502,192
 Distributions payable .............................................            394,088
 Advisory fees payable .............................................             45,258
 Administrative fees payable .......................................             44,193
 Transfer agent fees payable .......................................              8,270
 Other accrued expenses payable ....................................            110,189
 Options written, at fair value (premiums received $17,222).........             14,016
 Futures margin payable ............................................             13,751
 Unrealized depreciation on interest rate swaps ....................            595,811
                                                                         --------------
    TOTAL LIABILITIES ..............................................        152,734,359
                                                                         --------------
NET ASSETS (Applicable to 1,079,949 BlackRock shares,
 15,342,828 Institutional shares, 230,112 Service shares,
 1,822,688 Investor A shares, 2,572,935 Investor B shares and
 4,005,300 Investor C shares outstanding) ..........................     $  247,561,205
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($10,659,139/1,079,949)........................     $         9.87
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($151,558,122/15,342,828)..................     $         9.88
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($2,270,506/230,112).............................     $         9.87
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($18,080,054/1,822,688).......................     $         9.92
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.92/0.960)...........     $        10.33
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($25,438,786/2,572,935).......................     $         9.89
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($39,554,598/4,005,300).......................     $         9.88
                                                                         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       77

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                            MANAGED INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 36.0%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.50%                                       04/01/08    $ 5,900    $  5,872,016
     3.88%                                    11/08-01/09      5,350       5,342,887
     4.75%                                       12/08/10      8,655       8,725,677
     4.12%                                       02/24/11      6,145       6,047,700
  Federal National Mortgage
    Association, Unsecured Notes
     1.75%                                       06/16/06      2,120       2,087,551
     2.35%                                       04/05/07      7,880       7,755,961
     6.62%                                       09/15/09      2,600       2,929,186
     4.75%                                       02/21/13      2,990       2,963,419
  Overseas Private Investment Co.
     4.09%                                       05/29/12        446         423,813
     4.30%                                       05/29/12      1,241       1,204,567
     4.64%                                       05/29/12        923         912,052
     4.68%                                       05/29/12        521         508,818
     4.87%                                       05/29/12      3,928       3,929,841
     5.40%                                       05/29/12      4,883       5,046,932
     5.46%                                       05/29/12        559         572,937
     5.79%                                       05/29/12        987       1,024,807
     5.88%                                       05/29/12        525         557,484
     5.94%                                       05/29/12      1,871       1,967,792
     5.95%                                       05/29/12        533         562,983
     6.10%                                       05/29/12        628         663,775
     6.81%                                       05/29/12        754         803,189
     6.89%                                       05/29/12      6,014       6,486,515
     6.91%                                       05/29/12      2,021       2,135,728
     7.35%                                       05/29/12        541         583,707
  Resolution Funding Corp. Strip
    Bonds
     6.29%                                       07/15/18      1,725         861,443
     6.30%                                       10/15/18      1,725         847,629
  Small Business Administration
    Participation Certificates, Series
    96-20B, Class 1
     6.38%                                       02/01/16      2,616       2,786,460
  Small Business Administration
    Participation Certificates, Series
    96-20K, Class 1
     6.95%                                       11/01/16      4,744       5,124,917
  Small Business Administration
    Participation Certificates, Series
    97, Class A
     2.35%(b)                                    08/15/22        912         865,181
  Small Business Administration
    Participation Certificates, Series
    97-20B, Class 1
     7.10%                                       02/01/17      3,215       3,493,354
  Small Business Administration
    Participation Certificates, Series
    97-20F, Class 1
     7.20%                                       06/01/17        956       1,042,708
  Small Business Administration
    Participation Certificates, Series
    97-20G, Class 1
     6.85%                                       07/01/17      5,838       6,323,466

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (Continued)
  U.S. Treasury Bonds
    10.38%(c)(d)                                 11/15/12    $11,000    $ 13,397,659
    12.00%                                       08/15/13      6,240       8,238,995
     8.12%                                       08/15/19     18,370      25,148,953
     8.50%                                       02/15/20        950       1,345,660
     8.00%(e)                                    11/15/21      6,380       8,769,757
     6.00%(d)                                    02/15/26     12,720      14,502,288
     6.75%(d)                                    08/15/26     15,020      18,655,306
     6.12%                                       11/15/27      6,520       7,569,316
     5.50%                                       08/15/28      4,550       4,891,073
     5.38%(d)                                    02/15/31     20,875      22,362,344
  U.S. Treasury Inflation Protected
    Notes
     2.00%                                       07/15/14      8,625       8,859,043
  U.S. Treasury Notes
     2.38%                                       08/31/06     20,165      20,090,168
     3.50%(d)                                    08/15/09     17,130      17,233,722
     4.75%                                       05/15/14     21,556      22,627,075
     4.25%(d)                                    08/15/14     56,525      57,116,760

                                                                        ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $336,020,627)
                                                                         341,262,614
                                                                        ------------
MORTGAGE PASS-THROUGHS - 23.2%
  Federal Home Loan Mortgage Corp.
    Gold
     6.50%                                    03/09-12/30      1,571       1,660,235
     4.00%                                       05/01/10      2,552       2,553,379
     6.00%                                    11/12-07/34     10,873      11,283,693
     5.50%                                    10/17-09/33     11,260      11,446,459
     4.50%                                       10/20/18      5,700       5,676,847
     7.50%                                    11/25-10/27         41          43,835
     7.00%                                    04/29-04/32        107         113,494
     5.00%                                       10/15/33      2,400       2,376,000
  Federal National Mortgage
    Association
     9.50%                                       03/01/05          0              71
     7.00%                                    06/06-06/32      4,094       4,346,060
     6.50%                                    02/11-11/33     35,032      36,792,540
     6.00%                                    09/12-11/33     29,166      30,304,170
     5.50%                                    09/13-10/33     25,061      25,874,292
     4.00%                                    08/18-06/19     11,356      11,086,748
     4.50%                                    10/18-08/19      9,125       9,139,297
     5.00%                                    10/18-07/34     41,156      41,383,153
  Government National Mortgage
    Association
     9.50%                                    09/16-11/16         23          26,500
     9.00%                                    03/18-08/20         19          21,145
     6.50%                                    11/23-10/34      7,997       8,470,598
     6.00%                                    11/28-10/33        872         906,603
     5.50%                                    12/28-10/34     17,074      17,382,874

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
78

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                            PAR
                                              MATURITY     (000)        VALUE
                                             ---------- ---------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(f)                                06/15/21    $15,195    $    269,899

                                                                    ============
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $216,298,584)                                                221,157,892
                                                                    ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6%
  Bear Stearns Commercial Mortgage
    Securities, Series 00-WF2, Class
    A2
     7.32%                                   08/15/32      4,590       5,252,800
  DLJ Commerical Mortgage Corp.,
    Series 98-CF1, Class A1B
     6.41%                                   02/18/31      7,750       8,384,842
  Federal National Mortgage
    Association, Series 04-82, Class
    HJ
     5.50%                                   12/25/34      7,400       7,706,406
  Freddie Mac, Series 2825, Class VP
     5.50%                                   06/15/15      3,337       3,492,194
  GMAC Commercial Mortgage
    Securities, Inc., Series 99-C3,
    Class A2
     7.18%                                   08/15/36      3,912       4,417,219
  LB-UBS Commercial Mortgage Trust,
    Series 00-C4, Class A2
     7.37%                                   08/15/26      5,680       6,569,428
  LB-UBS Commerical Mortgage Trust,
    Series 03-C7, Class A2
     4.06%                                   09/15/27      2,480       2,496,754
  Master Resecuritization Trust, Series
    03-1
     5.00%                                   03/28/32      1,697       1,698,287
  Master Resecuritization Trust, Series
    03-3
     4.25%(b)                                07/28/33      1,740       1,725,755
  Morgan Stanley Capital I Inc., Series
    03-T11, Class A2
     4.34%                                   06/13/41      2,950       2,987,543
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
     6.48%                                   11/15/30      4,645       5,065,443
  Residential Accredit Loans, Inc.,
    Series 99-QS8, Class A1
     6.50%                                   06/25/14      2,253       2,295,209
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1, Class
    A2
     7.52%                                   12/18/09      5,565       6,365,247
  Summit Mortgage Trust, Series 00-1,
    Class B1
     5.90%(b)                                12/28/12        408         407,927
  USGI, Series 87
     7.43%                                   12/01/22        206         218,801
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
     5.12%                                   08/15/35      4,470       4,621,101
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
     6.50%                                   05/25/32        440         442,768

                                                                    ============
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $63,887,894)                                                  64,147,724
                                                                    ------------

                                                            PAR
                                              MATURITY     (000)        VALUE
                                             ---------- ---------- --------------
PROJECT LOANS - 2.0%
  Quabbin Valley Healthcare,
    Construction Loan Collateral
     7.66%                                   06/01/39    $ 1,004    $  1,056,702
  Whittier Rehab at Haverhill Project
    Loan
     7.60%                                   12/01/39     10,903      11,912,611
  Whittier Rehab at Westborough
    Project Loan
     8.12%                                   02/28/37      6,962       7,619,502

                                                                    ============
TOTAL PROJECT LOANS
  (Cost $18,601,789)                                                  20,588,815
                                                                    ------------
CERTIFICATE OF DEPOSIT - 0.0%
  SunTrust Bank
     4.42%
  (Cost $1,260,000)                          06/15/09      1,260       1,286,712
                                                                    ------------
ASSET BACKED SECURITIES - 3.9%
  Citibank Credit Card Issuance Trust,
    Series 00, Class A3
     6.88%                                   11/16/09      6,275       6,926,773
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
     2.55%                                   01/20/09      9,150       9,058,134
  Green Tree Financial Corp., Series
    96-7, Class A6
     7.65%                                   10/15/27      5,246       5,687,956
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
     2.70%                                   09/15/09      7,200       7,106,623
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
     2.40%(b)                                04/15/28      2,264       2,185,692
  Railcar Leasing LLC, Series 97-1,
    Class A1
     6.75%                                   07/15/06      3,402       3,501,162
  Structured Asset Receivables Trust,
    Series 03-2
     1.55%(g)                                01/21/09      4,383       4,381,375

                                                                    ============
TOTAL ASSET BACKED SECURITIES
  (Cost $38,631,114)                                                  38,847,715
                                                                    ------------
CORPORATE BONDS - 19.3%
Aerospace - 0.6%
  Lockheed Martin Corp., Senior
    Debentures
     8.50%                                   12/01/29      1,570       2,066,746
  Lockheed Martin Corp., Senior
    Unsecured Notes
     8.20%                                   12/01/09         85         101,162
  Northrop Grumman Corp., Senior
    Unsecured Notes
     4.08%                                   11/16/06      1,205       1,221,846
     7.12%                                   02/15/11        915       1,051,759
  Raytheon Co., Senior Unsecured
    Notes
     4.50%                                   11/15/07        800         823,255

                                                                    ============
                                                                       5,264,768
                                                                    ------------
Banks - 5.2%
  Banc One Corp., Senior Unsecured
    Notes
     2.62%                                   06/30/08      1,415       1,364,524

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              79

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                              02/01/07     $  425    $   445,380
    3.38%                              02/17/09      1,350      1,328,112
    5.38%                              06/15/14        430        447,217
  Bank of America Corp., Subordinated
    Notes
    7.80%(c)                           02/15/10      1,190      1,397,954
    7.40%                              01/15/11        400        466,178
  BankBoston NA, Subordinated Notes
    7.00%                              09/15/07      1,500      1,653,600
  Barclays Bank PLC, Capital
    Securities
    8.55%(b)(g)                        09/29/49        745        912,516
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(g)                           08/15/07        855        863,111
  HSBC Bank USA, Senior Bank Notes
    3.88%                              09/15/09      2,000      1,996,660
  International Finance Corp., Senior
    Unsecured Notes
    7.12%                              04/06/05      3,875      3,971,863
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                              05/30/07      3,380      3,551,907
    3.62%                              05/01/08      1,630      1,632,932
    2.16%(b)                           10/02/09      2,025      2,026,673
  National City Bank Cleveland, Senior
    Bank Notes
    2.09%(b)                           06/29/09      1,350      1,348,551
  Royal Bank of Scotland Group PLC,
    Capital Trust
    6.80%                              12/31/49      1,000      1,028,004
  The Royal Bank of Scotland Group
    PLC, Preferred Stock
    4.71%(b)                           12/29/49        600        580,335
  SunTrust Banks, Inc., Senior
    Unsecured Notes
    3.62%                              10/15/07      1,540      1,558,803
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                              08/23/07        335        343,487
  U.S. Bank N.A., Senior Bank Notes
    2.87%                              02/01/07      1,040      1,040,790
    2.40%                              03/12/07      1,580      1,565,385
  U.S. Bank N.A., Subordinated Notes
    6.50%                              02/01/08      2,420      2,640,764
  Wachovia Corp., Senior Notes
    3.50%                              08/15/08      4,620      4,606,563
  Wachovia Corp., Unsecured Notes
    3.62%                              02/17/09        735        730,333
  Wells Fargo & Co., Senior Notes
    2.03%(b)                           09/28/07      1,000      1,000,000
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                              08/15/08      4,875      4,932,964
    1.98%(b)                           09/15/09      4,420      4,416,685
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(b)                           06/15/10      1,450      1,499,445

                                                              ===========
                                                               49,350,736
                                                              -----------

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
CORPORATE BONDS (Continued)
Broadcasting - 0.1%
  News America, Inc., Senior
    Debentures
    7.62%                              11/30/28     $1,150    $ 1,344,033
                                                              -----------
Energy & Utilities - 0.3%
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                              11/15/31        740        833,180
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                              07/15/11      2,000      2,243,759
    5.90%                              03/01/33        175        177,632
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                              01/30/08        855        927,705

                                                              ===========
                                                                4,182,276
                                                              -----------
Entertainment & Leisure - 0.4%
  Time Warner Cos., Inc., Senior
    Debentures
    9.15%                              02/01/23      1,110      1,423,476
    7.57%                              02/01/24        750        847,228
    6.62%                              05/15/29      1,040      1,072,511

                                                              ===========
                                                                3,343,215
                                                              -----------
Finance - 8.5%
  AID-Israel, Unsecured Notes
    5.50%                              09/18/23      5,000      5,221,800
  American Express Co., Senior
    Unsecured Notes
    4.38%(c)                           07/30/09      1,000      1,019,990
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                              05/01/31        310        377,820
  ASIF Global Finance, Unsecured
    Notes
    3.85%(g)                           11/26/07      5,725      5,790,380
    3.90%(g)                           10/22/08        285        287,317
  Associates Corporation of North
    America, Senior Notes
    6.25%                              11/01/08        690        756,209
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    2.88%                              07/02/08      1,000        969,144
  CA Preferred Fund Trust, Notes
    7.00%                              12/31/49        800        831,000
  Citigroup, Inc., Senior Unsecured
    Notes
    6.20%                              03/15/09      1,200      1,313,318
    2.00%(b)                           06/09/09      7,025      7,028,260
  Citigroup, Inc., Subordinated Notes
    5.00%(g)                           09/15/14      1,640      1,642,040
    6.00%                              10/31/33      1,370      1,400,263
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                              10/15/11      2,300      2,561,027
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%                              09/30/11        840        947,744
  Encana Holdings Finance Corp.,
    Senior Unsecured Notes
    5.80%                              05/01/14      1,110      1,175,568

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
80

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14     $2,355    $ 2,272,921
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.88%                                02/15/12      1,650      1,791,120
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%                                07/16/07      6,195      6,225,479
    1.76%(b)                             07/28/08      4,125      4,118,590
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11      3,095      3,250,183
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.62%                                05/15/09        905        921,109
  Household Finance Corp., Notes
    6.38%                                11/27/12      1,900      2,102,160
  Household Finance Corp., Senior
    Unsecured Notes
    6.50%                                11/15/08      1,615      1,777,077
    6.75%                                05/15/11      1,300      1,463,224
    6.38%                                10/15/11        510        562,124
  Larwin Group - Participation in Asset
    Exchange
    8.00%(h)(i)(j)(k)                    12/01/09          1            603
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    7.00%                                02/01/08        345        380,734
  Metropolitan Life Global Funding,
    Inc., Unsecured Notes
    4.25%(g)                             07/30/09      1,080      1,090,033
  Monumental Global Funding II,
    Senior Secured Notes
    4.38%(g)                             07/30/09        925        938,607
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(g)                             07/31/07      1,725      1,731,124
  New York Life Global Funding,
    Unsecured Notes
    3.88%(g)                             01/15/09        775        777,744
  PECO Energy Capital Trust IV,
    Capital Securities
    5.75%                                06/15/33      1,760      1,636,251
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08      1,330      1,324,188
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.90%                                08/15/10        570        524,400
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(b)(g)                          12/29/49        500        504,410
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08      4,705      4,731,847
    5.38%                                01/15/13      1,980      2,060,746
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(g)                             05/29/49      2,700      3,090,501
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                01/26/07      1,550      1,547,999
  Telecom Italia Capital, Senior
    Unsecured Notes
    4.95%(g)                             09/30/14      2,100      2,070,480

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Texaco Capital, Inc., Debentures
    8.88%                                09/01/21     $1,350    $ 1,847,386
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(g)                             01/22/08        150        152,022
  Western & Southern Financial Group,
    Inc., Senior Notes
    5.75%(g)                             07/15/33        100         96,450

                                                                ===========
                                                                 80,311,392
                                                                -----------
Food & Agriculture - 0.3%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07        925        963,600
    6.00%                                02/15/12        470        506,068
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11        680        765,692
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11        950      1,003,441

                                                                ===========
                                                                  3,238,801
                                                                -----------
Medical Instruments & Supplies - 0.1%
  Boston Scientific Corp., Senior
    Unsecured Notes
    5.45%                                06/15/14        750        785,612
                                                                -----------
Motor Vehicles - 0.2%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                                03/01/27        870        952,567
  DaimlerChrysler North America
    Holding Corp., Senior Unsecured
    Notes
    2.34%(b)                             09/10/07        550        550,308
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                                06/04/08        150        150,539

                                                                ===========
                                                                  1,653,414
                                                                -----------
Oil & Gas - 0.4%
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                                11/01/06      1,850      1,931,714
  Devon Energy Corp., Senior
    Debentures
    7.95%                                04/15/32      1,325      1,643,709
  Suncor Energy, Inc., Bonds
    5.95%                                12/01/34        470        477,191

                                                                ===========
                                                                  4,052,614
                                                                -----------
Pharmaceuticals - 0.2%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                                10/01/11        640        686,316
  Wyeth, Unsecured Notes
    6.50%                                02/01/34        980      1,000,541

                                                                ===========
                                                                  1,686,857
                                                                -----------
Publishing & Printing - 0.0%
  News America, Inc., Senior
    Debentures
    7.12%                                04/08/28        300        331,924
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              81

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Real Estate - 0.4%
  ERP Operating LP, Unsecured Notes
    5.20%                               04/01/13    $ 2,975    $  3,027,278
  The Rouse Co., Unsecured Notes
    3.62%                               03/15/09      1,140       1,064,378

                                                               ============
                                                                  4,091,656
                                                               ------------
Retail Merchandising - 0.1%
  CVS Corp., Senior Unsecured Notes
    4.88%(g)                            09/15/14        890         888,843
                                                               ------------
Telecommunications - 1.6%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                               03/15/13        170         205,868
  BellSouth Corp., Senior Unsecured
    Notes
    5.20%                               09/15/14        975         984,091
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                               01/30/06        413         431,618
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                               05/15/06      2,640       2,845,139
  Cox Communications, Inc.,
    Unsecured Notes
    4.62%                               06/01/13        280         258,197
  MCI, Inc., Senior Notes
    7.74%                               05/01/14        181         171,498
  MCI, Inc., Senior Unsecured Notes
    5.91%                               05/01/07        211         209,154
    6.69%                               05/01/09        211         203,351
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                               11/15/29        200         241,153
  SBC Communications, Inc.,
    Unsecured Notes
    6.45%                               06/15/34        600         615,234
  TCI Communications, Inc., Senior
    Debentures
    7.88%                               02/15/26      1,850       2,171,441
  TCI Communications, Inc., Senior
    Notes
    7.12%                               02/15/28        620         673,184
  Verizon Pennsylvania, Inc.,
    Debentures
    5.65%                               11/15/11      5,005       5,292,441
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.88%                               02/15/30        660         833,281
  Vodafone Group PLC, Unsecured
    Notes
    5.00%(l)                            12/16/13         90          91,191

                                                               ============
                                                                 15,226,841
                                                               ------------
Yankee - 0.9%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                               12/15/30         45          59,117
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.75%                               06/15/30        805       1,040,525
  Lloyds TSB Bank PLC, Subordinated
    Notes
    6.90%                               11/29/49      2,000       2,076,196

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Pemex Finance Ltd., Senior
    Unsecured Notes
    9.03%                               02/15/11    $ 3,505    $  4,060,262
  Province of Quebec, Unsecured
    Notes
    5.00%                               07/17/09        710         746,270
  Telefonica Europe BV, Senior
    Unsecured Notes
    7.75%                               09/15/10        475         559,732

                                                               ============
                                                                  8,542,102
                                                               ------------
TOTAL CORPORATE BONDS
  (Cost $181,350,020)                                           184,295,084
                                                               ------------
FOREIGN BONDS - 5.5%
  Bundesobligation (Germany)
    3.50%                               10/10/08      4,350       5,478,897
    3.25%                               04/17/09     14,260      17,725,509
  French Treasury Notes
    3.50%                               01/12/09      8,050      10,118,615
  Government of Canada, Bonds
    5.00%                               06/01/14      9,565       7,781,695
  Kingdom of Sweden
    5.00%                               01/28/09     87,425      12,639,651

                                                               ============
TOTAL FOREIGN BONDS
  (Cost $51,616,676)
                                                                 53,744,367
                                                               ------------
TAXABLE MUNICIPAL BONDS - 0.9%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.98%                               05/01/05      1,825       1,838,304
  Los Angeles County Pension
    Obligation Revenue Bonds, Series
    95, Class D
    6.97%                               06/30/08      7,355       8,175,597
  Ohana Military Communities LLC,
    Military Housing Revenue Bonds,
    Series 04-A, Class I
    6.19%                               04/01/49        750         798,076

                                                               ============
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $9,929,956)                                              10,811,977
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
82

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                  PAR/SHARES
                                       MATURITY     (000)        VALUE
                                      ---------- ----------- -------------
SHORT TERM INVESTMENTS - 0.6%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                             10/01/04      $6,500    $6,500,000
  Galileo Money Market Fund                            222       221,550
  Institutional Money Market Trust(m)                  433       432,750

                                                              ==========
TOTAL SHORT TERM INVESTMENTS
  (Cost $7,154,300)                                            7,154,300
                                                              ----------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $924,750,960(a))    $943,297,200
                            ============

                              NUMBER OF
                              CONTRACTS
                          -----------------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received               (40)        (35,000)
                                               -------
$23,638)
CALL SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 4.70,
    Expires 11/19/04
  (Cost $97,600)                 2,440(n)      103,822
                                               -------
CALL SWAPTIONS WRITTEN - (0.1)%
  Merrill Lynch, Strike
Price 5.05,
    Expires 02/23/05            (2,440)(n)    (622,932)
  Morgan Stanley, Strike
Price 3.00,
    Expires 01/19/05            (5,320)(n)    (149,308)

                                              ========
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received                          (772,240)
                                              --------
$353,954)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received               (40)         (8,125)
                                              --------
$29,352)
PUT SWAPTIONS PURCHASED - 0.0%
  Merrill Lynch, Strike
Price 6.25,
    Expires 11/19/04
  (Cost $58,560)                 2,440(n)        4,880
                                              --------
PUT SWAPTIONS WRITTEN - (0.1)%
  Merrill Lynch, Strike
Price 6.05,
    Expires 02/23/05            (2,440)(n)     (45,555)
  Union Bank of
Switzerland, Strike
    Price 5.75, Expires         (9,100)(n)    (395,850)
09/23/05

                                              ========
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received                          (441,405)
                                              --------
$2,250,090)

-------------------

 (a) Cost for Federal income tax purposes is $925,950,729. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $25,367,849
      Gross unrealized depreciation                                       (8,021,378)
                                                                         -----------
                                                                         $17,346,471
                                                                         ===========

     (b) Rates shown are the rates as of September 30, 2004.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $2,673,882 on 2,315 short U.S. Treasury Notes futures contracts, 35 long
       U.S. Treasury Bonds futures contracts and 61 long Euro Bobl futures contracts expiring December 2004. The value of such contracts on
       September 30, 2004 was $269,094,197, with an unrealized loss of
       $1,667,924 (including commissions of $4,601).
     (d) Securities, or a portion thereof, subject to financing transactions.
 (e) Securities, or a portion thereof, with a market value of $599,250 have been pledged as collateral for swap and swaption contracts.
     (f) Rates shown are the effective yields as of September 30, 2004.
 (g) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 3.3% of its net assets, with a current market value of $25,216,953, in securities restricted as to resale.
     (h) Non-income producing security.
     (i) Security in default.
     (j) Security is illiquid.
  (k) Securities valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2004, the securities had a total market value of $603 which represents less than 0.01% of net assets.
     (l) Total or partial securities on loan.
 (m) Security purchased with the cash proceeds from securities loaned.
 (n) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              83

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                            MANAGED INCOME PORTFOLIO

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $924,750,960)..............................................    $   943,297,200
 Cash denominated in foreign currencies (Cost $10,697,005).............................         10,826,103
 Interest receivable ..................................................................          8,606,001
 Investments sold receivable ..........................................................        115,628,266
 Capital shares sold receivable .......................................................            878,446
 Prepaid expenses .....................................................................             49,705
 Swaptions purchased, at fair value (Premiums paid $156,160)...........................            108,702
 Unrealized appreciation on forward foreign currency contracts ........................             14,365
 Unrealized appreciation on interest rate swaps .......................................          2,742,075
 Futures margin receivable ............................................................             58,395
                                                                                           ---------------
    TOTAL ASSETS ......................................................................      1,082,209,258
                                                                                           ---------------
LIABILITIES
 Payable upon return of securities loaned .............................................            432,750
 Investments purchased payable ........................................................        155,840,227
 Capital shares redeemed payable ......................................................            809,827
 Distributions payable ................................................................          2,439,029
 Advisory fees payable ................................................................            303,720
 Administrative fees payable ..........................................................             58,984
 Transfer agent fees payable ..........................................................             16,840
 Other accrued expenses payable .......................................................            132,314
 Payable for financing transactions ...................................................        146,366,233
 Options written, at fair value (Premiums received $52,990)............................             43,125
 Swaptions written, at fair value (Premiums received $2,604,044).......................          1,213,645
 Unrealized depreciation on forward foreign currency contracts ........................            754,637
 Unrealized depreciation on interest rate swaps .......................................          3,993,509
                                                                                           ---------------
    TOTAL LIABILITIES .................................................................        312,404,840
                                                                                           ---------------
NET ASSETS (Applicable to 61,888,170 Institutional shares, 7,711,636 Service shares,
 3,406,295 Investor A shares, 877,707 Investor B shares and
 83,810 Investor C shares outstanding) ................................................    $   769,804,418
                                                                                           ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($644,083,184/61,888,170).....................................    $         10.41
                                                                                           ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($80,252,603/7,711,636).............................................    $         10.41
                                                                                           ===============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($35,461,965/3,406,295)..........................................    $         10.41
                                                                                           ===============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.41/0.955).............................    $         10.90
                                                                                           ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($9,136,439/877,707).............................................    $         10.41
                                                                                           ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($870,227/83,810)................................................    $         10.38
                                                                                           ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       84

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                          INTERNATIONAL BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                     PAR
                                      MATURITY      (000)         VALUE
                                     ---------- ------------- -------------
FOREIGN BONDS - 70.1%
Australia - 0.3%
  QBE Insurance Group Ltd., Senior
    Unsecured Bonds
    5.62%                            09/28/09    $      620    $ 1,123,184
                                                               -----------
Austria - 1.9%
  Bank Austria Creditanstalt, Senior
    Unsecured Notes
    5.62%                            07/12/11           490        897,169
  Republic of Austria
    3.90%                            10/20/05         5,850      7,382,560

                                                               ===========
                                                                 8,279,729
                                                               -----------
Belgium - 1.3%
  Belgium Kingdom
    3.75%                            03/28/09         4,250      5,385,832
                                                               -----------
Canada - 6.1%
  Canada Housing Trust, Unsecured
    Notes
    4.40%                            03/15/08         4,165      3,356,255
  Government of Canada
    4.25%                            09/01/08         9,340      7,498,347
    6.00%                            06/01/11         3,027      2,620,267
    5.25%                            06/01/13         4,305      3,571,665
  Government of Canada, Bonds
    5.00%                            06/01/14         5,838      4,749,559
  Province of Manitoba
    2.88%(b)                         06/02/08         5,250      4,158,765

                                                               ===========
                                                                25,954,858
                                                               -----------
Denmark - 1.5%
  Kingdom of Denmark
    7.00%                            11/10/24        28,750      6,255,270
  Totalkredit, Mortgage Bonds
    5.00%                            10/01/35             0              0

                                                               ===========
                                                                 6,255,270
                                                               -----------
Finland - 4.3%
  Finnish Government Bonds
    3.00%                            07/04/08         4,300      5,328,657
    4.25%                            07/04/15        10,385     13,081,759

                                                               ===========
                                                                18,410,416
                                                               -----------
France - 3.0%
  Cie de Financement Foncier, Bonds
    5.00%                            12/04/07           600      1,082,188
  Dexia Municipal Agency, Notes
    5.62%                            03/27/09         3,000      3,230,400
  French Treasury Notes
    3.00%                            07/12/08         4,300      5,327,535
  Government of France
    5.75%                            10/25/32         1,500      2,181,991
  Reseau Ferre de France, Unsecured
    Notes
    5.25%                            12/07/28           435        800,468

                                                               ===========
                                                                12,622,582
                                                               -----------
Germany - 15.6%
  Bayerische Landesbank, Senior
    Unsecured Notes
    5.50%                            07/27/09           480        877,465
  Bundesobligation
    3.25%                            04/17/09        25,715     31,964,337

                                                     PAR
                                      MATURITY      (000)         VALUE
                                     ---------- ------------- -------------
FOREIGN BONDS (Continued)
Germany (Continued)
  Bundesrepublic Deutschland, Bonds
    4.25%                            07/04/14    $    8,990    $11,391,948
    6.25%                            01/04/24         9,410     14,281,720
    5.50%                            01/04/31         3,420      4,806,674
    4.75%                            07/04/34           995      1,257,680
  KFW Bankengruppe, Unsecured
    Bonds
    5.00%                            07/04/11         1,455      1,946,487

                                                               ===========
                                                                66,526,311
                                                               -----------
Hungary - 0.3%
  Hungary Government Bonds
    6.25%                            06/12/08       273,170      1,230,128
                                                               -----------
Ireland - 1.7%
  Helaba International Finance PLC,
    Unsecured Notes
    4.75%                            12/07/09           645      1,146,508
  Irish Treasury Notes
    3.25%                            04/18/09         5,000      6,207,415

                                                               ===========
                                                                 7,353,923
                                                               -----------
Italy - 2.0%
  Buoni Poliennali Del Tesoro, Bonds
    5.00%                            02/01/12         6,500      8,686,580
                                                               -----------
Japan - 8.2%
  Development Bank of Japan
    1.60%                            06/20/14       890,000      8,192,463
    1.70%                            09/20/22       401,000      3,453,920
  Japan Finance Corp.
    1.55%                            02/21/12       594,000      5,542,575
    5.75%                            08/09/19         1,460      2,752,639
  Japan Government Bond
    1.90%                            06/20/14     1,600,000     15,137,106

                                                               ===========
                                                                35,078,703
                                                               -----------
Mexico - 1.9%
  Mexican Fixed Rate Bonds
    8.00%                            12/24/08        20,890      1,780,736
    9.00%                            12/24/09        71,842      6,140,304

                                                               ===========
                                                                 7,921,040
                                                               -----------
Netherlands - 5.3%
  Deutsche Telekom International
    Finance BV, Unsecured Bonds
    5.25%                            05/20/08             0              1
  Deutsche Telekom International
    Finance BV, Unsecured Notes
    8.12%                            05/29/12           475        736,440
  Government of Netherlands
    4.00%                            07/15/05         4,465      5,618,308
    5.75%                            02/15/07         1,845      2,449,108
    4.25%                            07/15/13         7,400      9,396,709
  Rabobank Nederland - Cooperatieve
    Centrale Raiffeisen-
    Boerenleenbank BA, Senior
    Unsecured Notes
    4.75%                            09/30/09         2,400      4,264,204

                                                               ===========
                                                                22,464,770
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              85

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERNATIONAL BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                            PAR
                                              MATURITY     (000)        VALUE
                                             ---------- ---------- --------------
FOREIGN BONDS (Continued)
New Zealand - 2.3%
  Government of New Zealand
    6.00%                                    11/15/11    $ 14,720   $  9,861,623
                                                                    ------------
Portugal - 0.9%
  Portugal Government Bonds
    4.38%                                    06/16/14       2,950      3,751,225
                                                                    ------------
Spain - 4.6%
  Bonos y Obligation del Estado
    6.00%                                    01/31/08       1,650      2,243,643
    4.00%                                    01/31/10         700        894,459
    4.40%                                    01/31/15       4,350      5,550,700
    5.75%                                    07/30/32       2,475      3,593,215
  Kingdom of Spain
    5.00%                                    07/30/12       4,155      5,570,844
    4.20%                                    07/30/13       1,520      1,923,867

                                                                    ============
                                                                      19,776,728
                                                                    ------------
Sweden - 3.3%
  AB Spintab, Bonds
    6.00%                                    04/20/09       7,100      1,056,135
  AB Spintab, Notes
    4.38%                                    04/20/09       1,780      2,293,119
  Stadshypotek AB, Bonds
    6.00%                                    06/18/08      73,000     10,794,723

                                                                    ============
                                                                      14,143,977
                                                                    ------------
United Kingdom - 5.6%
  Aviva PLC, Subordinated Notes
    5.70%                                    06/29/49         630        838,958
  BP Capital Markets PLC, Senior
    Unsecured Notes
    5.12%                                    12/07/08       1,345      2,431,840
  United Kingdom Treasury Bonds
    5.00%                                    03/07/08       6,260     11,424,139
  United Kingdom Treasury Notes
    7.25%                                    12/07/07       2,385      4,633,230
    5.75%                                    12/07/09       2,430      4,592,031

                                                                    ============
                                                                      23,920,198
                                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $281,496,953)                                                298,747,077
                                                                    ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.0%
  U.S. Treasury Bills
    1.55%                                    11/12/04      60,000     59,891,675
  U.S. Treasury Bonds
    6.12%                                    11/15/27       2,650      3,076,486
    5.38%                                    02/15/31       2,425      2,597,781
  U.S. Treasury Inflation Protected
    Notes
    2.00%                                    07/15/14       4,680      4,806,994
  U.S. Treasury Notes
    2.50%                                    05/31/06       4,750      4,752,042
    3.12%                                    05/15/07       2,045      2,062,256
    4.25%                                    08/15/14       3,745      3,784,206

                                                                    ============
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $80,775,437)                                                  80,971,440
                                                                    ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
  LB-UBS Commercial Mortgage Trust,
    Series 00-C4, Class A2
    7.37%                                    08/15/26       1,800      2,081,861

                                                            PAR
                                              MATURITY     (000)        VALUE
                                             ---------- ---------- --------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                                    03/15/31    $    685   $    752,771

                                                                    ============
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $2,795,875)                                                    2,834,632
                                                                    ------------
ASSET BACKED SECURITIES - 2.3%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%(c)                                 05/17/10       1,375      1,342,989
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                    08/24/07       3,175      3,174,143
  Greenwich Capital Commercial
    Funding Corp., Series 04-GG1A,
    Class A4
    4.76%                                    06/10/36       1,940      1,990,770
  Student Loan Marketing Association
    Student Loan Trust, Series 99-3,
    Class A2
    1.82%(b)(c)                              07/25/12       1,193      1,196,408
  Student Loan Marketing Association
    Student Loan Trust, Series 03-7
    5.15%                                    09/15/39       1,280      2,283,695

                                                                    ============
TOTAL ASSET BACKED SECURITIES
  (Cost $9,799,973)                                                    9,988,005
                                                                    ------------
CORPORATE BONDS - 3.0%
  Citigroup, Inc., Unsecured Bonds
    2.24%                                    12/09/22     200,000      1,762,628
  European Investment Bank, Bonds
    5.75%                                    02/15/07       7,925     10,511,907
  United Mexican States, Senior
    Unsecured Notes
    8.38%                                    01/14/11         273        320,366

                                                                    ============
TOTAL CORPORATE BONDS
  (Cost $12,617,800)
                                                                      12,594,901
                                                                    ------------
SHORT TERM INVESTMENTS - 4.7%
  Federal Home Loan Bank, Discount
    Notes
    1.65%
  (Cost $20,000,000)                         10/01/04      20,000     20,000,000
                                                                    ------------

TOTAL INVESTMENTS IN
SECURITIES - 100.0%
  (Cost $407,486,038(a))   425,136,055

                           NUMBER OF
                           CONTRACTS
                          ----------
CALL OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 114,
    Expires 11/26/04
  (Premiums received          (28)      (24,500)
                                        -------
$19,429)
PUT OPTIONS WRITTEN - 0.0%
  December 30 year U.S.
Treasury
    Notes futures, Strike
Price 107,
    Expires 11/26/04
  (Premiums received          (28)       (5,688)
                                        -------
$17,573)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
86

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                    INTERNATIONAL BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                               VALUE
                          ---------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.0%        $  1,082,922
                            ------------
NET ASSETS - 100.0%
(Applicable to
  3,133,669 BlackRock
shares,
  11,706,331 Institutional
shares,
  7,007,986 Service
shares,
  10,786,241 Investor A
shares,
  1,469,111 Investor B
shares and
  3,228,130 Investor C
shares
  outstanding)              $426,188,789
                            ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
    ($35,747,851/3,133,669)              $ 11.41
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($133,544,176/11,706,331)              $ 11.41
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
    ($80,024,320/7,007,986)              $ 11.42
                                         =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($123,145,166/10,786,241)              $ 11.42
                                         =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
              ($11.42/.950)              $ 12.02
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($16,780,100/1,469,111)              $ 11.42
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
    ($36,947,176/3,228,130)              $ 11.45
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $407,852,000. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                       $17,421,677
      Gross unrealized depreciation                                          (137,622)
                                                                          -----------
                                                                          $17,284,055
                                                                          ===========

     (b) Rates shown are the rates as of September 30, 2004.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $2,846,739 on 551 short U.S. Treasury Note futures contracts, 262 short
       Australian Treasury Bond futures contracts, 201 short British futures contracts,  217 long Euro Bobl futures contracts, 16 long Japan
       Government Bond futures contracts expiring December 2004. The value of such contracts on September 30, 2004 was $204,407,180, with an unrealized loss of $11,818 (including commissions of $1,210).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              87

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                           HIGH YIELD BOND PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                 NUMBER
                                               OF SHARES      VALUE
                                              ----------- -------------
COMMON STOCKS - 0.7%
  HCI Direct, Inc., Class A(l)(g)               242,857    $4,177,141
  Mattress Discounters Corp.(g)                  22,488             0
  Spectrasite, Inc.(g)                              133         6,184

                                                           ==========
TOTAL COMMON STOCKS
  (Cost $5,194,299)                                         4,183,325
                                                           ----------
PREFERRED STOCKS - 0.5%
  Adelphia Business Solutions, Inc.,
    Series B(g)                                   2,200             0
  Paxson Communications Corp.(g)                    241     1,831,837
  TNP Enterprises, Inc., Senior
    Stock(b)(g)                                   1,375     1,553,750

                                                           ==========
TOTAL PREFERRED STOCKS
  (Cost $5,765,858)                                         3,385,587
                                                           ----------
WARRANTS - 0.0%
  DIVA Systems Corp. (expiring
    03/01/08)(g)                                  4,500             0
  Mattress Discounters Co. (expiring
    07/15/07)(g)(e)                               1,500             2
  PF Net Communications, Inc.
    (expiring 05/15/10)(g)(e)                     1,000             0
  Ubiquitel, Inc. (expiring
    04/15/10)(g)(e)                              30,000             0

                                                           ==========
TOTAL WARRANTS
  (Cost $352,295)                                                   2
                                                           ----------

                                                    PAR
                                       MATURITY    (000)
                                      ---------- --------
MORTGAGE PASS-THROUGHS - 0.1%
  AES Eastern Energy LP, Pass
    Through Certificates
     9.00%
  (Cost $592,427)                     01/02/17    $  545     593,626
                                                             -------
ASSET BACKED SECURITIES - 1.1%
  Continental Airlines, Inc.,
    Pass-Through Certificates, Series
    99-1B
     6.80%                            08/02/18     3,070   2,455,863
  Continental Airlines, Inc., Series
    974B
     6.90%                            01/02/17     1,993   1,614,653
  Credit Suisse Asset Management
    Funding Corp., Subordinated
    Bonds, Series 2A, Class D1
    12.78%                            10/15/16     1,500   1,500,000
  Northwest Airlines, Inc.,
    Pass-Through Certificates, Series
    99-2B
     7.95%                            03/01/15     1,779   1,316,299

                                                           =========
TOTAL ASSET BACKED SECURITIES
  (Cost $6,984,695)                                        6,886,815
                                                           ---------
CORPORATE BONDS - 90.0%
Advertising - 0.5%
  Vertis, Inc., Senior Notes
    13.50%(e)(f)                      12/07/09     3,290   3,290,000
                                                           ---------
Aerospace - 1.6%
  AAR Corp.
     8.39%                            05/15/11     2,500   2,431,250

                                                     PAR
                                        MATURITY    (000)       VALUE
                                       ---------- --------- -------------
CORPORATE BONDS (Continued)
Aerospace (Continued)
  AAR Corp., Senior Unsecured Notes
     6.88%                             12/15/07    $1,705    $ 1,713,525
  Argo-Tech Corp., Senior Notes
     9.25%(e)                          06/01/11     1,180      1,274,400
  BE Aerospace, Inc., Senior Notes
     8.50%                             10/01/10     2,510      2,742,175
  Condor Systems, Inc., Senior
    Subordinated Notes, Series B
    11.88%(g)(h)                       05/01/09     1,500        105,000
  Standard Aero Holdings, Inc., Senior
    Subordinated Notes
     8.25%(e)                          09/01/14     1,485      1,551,825

                                                             ===========
                                                               9,818,175
                                                             -----------
Broadcasting - 4.3%
  Adelphia Communications Corp.,
    Senior Notes
    10.50%(g)(h)                       10/31/04     2,000      1,850,000
  Adelphia Communications Corp.,
    Senior Unsecured Notes
     0.26%(g)(h)                       10/01/10     2,200      2,024,000
  Asia Global Crossing LTD, Senior
    Unsecured Notes
    13.38%(g)(h)(i)                    10/15/10     2,000        160,000
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    11.12%(f)                          01/15/11     7,545      6,111,450
  Coleman Cable, Inc., Senior Notes
     9.88%(e)                          10/01/12     1,350      1,373,625
  Fisher Communications, Inc.,
    Unsecured Notes
     8.62%(e)                          09/15/14     1,145      1,179,350
  Nextmedia Operating, Inc., Senior
    Subordinated Notes
    10.75%                             07/01/11     3,000      3,382,500
  Quebecor Media, Inc., Senior
    Unsecured Notes
    11.12%                             07/15/11     2,000      2,310,000
  Rainbow National Services LLC,
    Senior Notes
     8.75%(e)                          09/01/12     1,345      1,398,800
  Rainbow National Services LLC,
    Senior Subordinated Notes
    10.38%(e)                          09/01/14     3,475      3,631,375
  XM Satellite Radio, Inc., Senior
    Secured Notes
    14.00%                             03/15/10     3,000      3,315,000

                                                             ===========
                                                              26,736,100
                                                             -----------
Business Services - 1.4%
  Cummins, Inc., Senior Notes
     9.50%                             12/01/10       640        739,200
  Global Cash Access, Senior
    Subordinated Notes
     8.75%(e)                          03/15/12     2,835      3,005,100
  Worldspan LP, Senior Notes
     9.62%(f)                          06/15/11     4,415      4,006,612
  Xerox Corp., Senior Notes
     6.88%                             08/15/11     1,140      1,191,300

                                                             ===========
                                                               8,942,212
                                                             -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
88

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                    PAR
                                       MATURITY    (000)       VALUE
                                      ---------- --------- -------------
CORPORATE BONDS (Continued)
Chemicals - 5.6%
  Crystal U.S. Holdings 3 LLC, Senior
    Unsecured Notes
     9.81%(e)(f)(j)                   10/01/14    $8,875    $ 5,302,812
  Equistar Chemicals LP, Senior
    Unsecured Notes
    10.12%                            09/01/08       625        701,562
     8.75%                            02/15/09     1,090      1,174,475
  Hercules, Inc., Senior Subordinated
    Notes
     6.75%(e)                         10/15/29     1,165      1,188,300
  HMP Equity Holdings Corp., Senior
    Secured Notes
    14.52%                            05/15/08     5,410      3,408,300
  Huntsman Intl. LLC, Senior
    Unsecured Notes
     9.88%                            03/01/09     2,445      2,677,275
  Huntsman LLC, Senior Secured
    Notes
    11.62%                            10/15/10       860        995,450
  Lyondell Chemical Co., Senior
    Secured Notes
    11.12%                            07/15/12     1,250      1,443,750
  Lyondell Chemical, Co., Senior
    Secured Notes
     9.62%                            05/01/07     2,325      2,522,625
  Nalco Co., Senior Subordinated
    Notes
     8.88%(f)                         11/15/13     1,910      2,062,800
  Nalco Co., Senior Unsecured Notes
     7.75%                            11/15/11     1,725      1,830,656
  Nova Chemicals Corp., Senior
    Unsecured Notes
     6.50%                            01/15/12     3,415      3,490,915
  Rhodia SA, Senior Notes
    10.25%(f)                         06/01/10     2,680      2,773,800
  Rockwood Specialties Group, Inc.,
    Senior Subordinated Notes
    10.62%                            05/15/11     1,500      1,650,000
  Rockwood Specialties Group, Inc.,
    Senior Subordinated Term Loan
     9.10%                            01/31/06     1,318      1,643,101
     9.71%(k)                         01/31/06     2,138      2,146,019

                                                            ===========
                                                             35,011,840
                                                            -----------
Computer Software & Services - 0.2%
  Unisys Corp., Unsecured Notes
     6.88%                            03/15/10       925        964,312
                                                            -----------
Construction - 2.0%
  Ainsworth Lumber Co. LTD, Senior
    Unsecured Notes
     5.67%(e)                         10/01/10       540        545,400
     7.25%(e)                         10/01/12       935        944,350
  D.R. Horton, Inc., Senior Unsecured
    Notes
     6.88%                            05/01/13     1,000      1,085,000
  Erico International Corp., Senior
    Subordinated Notes
     8.88%                            03/01/12     4,480      4,625,600
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    10.50%                            10/01/07     2,000      2,335,000

                                                     PAR
                                        MATURITY    (000)       VALUE
                                       ---------- --------- -------------
CORPORATE BONDS (Continued)
Construction (Continued)
  NVR, Inc., Senior Unsecured Notes
     5.00%(f)                          06/15/10    $2,875    $ 2,875,000

                                                             ===========
                                                              12,410,350
                                                             -----------
Containers - 1.6%
  Ball Corp., Senior Unsecured Notes
     6.88%                             12/15/12       700        745,500
  Crown Holdings, Inc., Debentures
     8.00%                             04/15/23     1,680      1,554,000
  International Steel Group, Inc.,
    Unsecured Notes
     6.50%(e)                          04/15/14     5,280      5,280,000
  Owens-Brockway Glass Container,
    Inc., Senior Unsecured Notes
     8.25%                             05/15/13     1,500      1,595,625
  U.S. Can Co., Senior Secured Notes
    10.88%                             07/15/10     1,100      1,130,250

                                                             ===========
                                                              10,305,375
                                                             -----------
Electronics - 2.0%
  The Affinity Group, Inc., Senior
    Subordinated Notes
     9.00%                             02/15/12       950      1,016,500
  Amkor Technology Inc., Senior
    Unsecured Notes
     7.12%(f)                          03/15/11     1,460      1,197,200
  Celestica, Inc., Senior Subordinated
    Notes
     7.88%                             07/01/11     2,610      2,727,450
  Centerpoint Energy Inc., Senior
    Unsecured Notes
     7.25%                             09/01/10       700        773,429
  Echostar DBS Corp., Senior Notes
     6.38%                             10/01/11     1,700      1,721,250
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
     6.88%(e)                          07/15/11       735        764,400
  Freescale Semiconductor, Inc.,
    Unsecured Notes
     4.38%(e)(k)                       07/15/09     1,550      1,588,750
  PF Net Communications, Inc., Senior
    Unsecured Notes
    13.75%(g)(h)                       05/15/10     1,000            100
  Stoneridge, Inc., Senior Unsecured
    Notes
    11.50%                             05/01/12     1,500      1,702,500
  Viasystems, Inc., Senior
    Subordinated Notes
    10.50%                             01/15/11     1,245      1,176,525

                                                             ===========
                                                              12,668,104
                                                             -----------
Energy & Utilities - 7.8%
  The AES Corp., Senior Unsecured
    Notes
     7.75%(e)                          03/01/14       490        504,700
  AES Ironwood LLC, Senior Secured
    Notes
     8.86%                             11/30/25     1,661      1,851,708
  AES Red Oak LLC, Senior Secured
    Notes
     8.54%                             11/30/19     4,347      4,803,043

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              89

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                        MATURITY     (000)        VALUE
                                       ---------- ---------- --------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
  Edison Mission Energy, Senior
    Unsecured Notes
    10.00%                             08/15/08    $10,365    $12,127,050
     9.88%                             04/15/11      1,145      1,333,925
  Elwood Energy LLC, Senior Secured
    Notes
     8.16%                             07/05/26      5,130      5,347,914
  Homer City Funding LLC, Senior
    Secured Notes
     8.73%                             10/01/26      1,374      1,540,872
  Massey Energy Co., Senior Notes
     6.95%                             03/01/07      3,465      3,638,250
  Mirant Americas Generation, Inc.,
    Senior Unsecured Notes
    13.91%(f)(g)(h)                    05/01/06      2,475      2,190,375
  Mission Energy Holding Co., Senior
    Secured Notess
    13.50%                             07/15/08      2,265      2,865,225
  National Waterworks, Inc., Senior
    Subordinated Notes, Series B
    10.50%                             12/01/12      3,500      3,946,250
  NRG Energy, Inc., Second Mortgage
    Bonds
     8.00%(e)                          12/15/13      6,070      6,494,900
  Reliant Resources, Inc., Senior
    Secured Notes
     9.25%                             07/15/10      2,070      2,220,075

                                                              ===========
                                                               48,864,287
                                                              -----------
Entertainment & Leisure - 4.0%
  Host Marriott LP, Unsecured Notes
     7.12%                             11/01/13      2,560      2,688,000
  John Q. Hammons Hotels LP, First
    Mortgage Notes
     8.88%                             05/15/12      2,925      3,261,375
  K2, Inc., Senior Unsecured Notes
     7.38%(e)                          07/01/14        970      1,022,438
  MGM Mirage, Senior Notes
     6.00%(e)(f)                       10/01/09      1,100      1,116,500
     6.75%(e)                          09/01/12      1,500      1,552,500
  MGM Mirage, Senior Unsecured
    Notes
     5.88%(f)                          02/27/14        750        720,000
  Mohegan Tribal Gaming Authority,
    Senior Subordinated Notes
     8.00%                             04/01/12      1,115      1,234,862
     7.12%(e)                          08/15/14      1,400      1,470,000
  Pinnacle Entertainment, Inc., Senior
    Subordinated Notes
     8.75%(f)                          10/01/13        835        855,875
  Riddell Bell Holdings, Inc., Senior
    Subordinated Notes
     8.38%(e)                          10/01/12      2,595      2,640,412
  Station Casinos, Inc., Senior Notes
     6.00%                             04/01/12      1,100      1,127,500
  Station Casinos, Inc., Senior
    Subordinated Notes
     6.50%(f)                          02/01/14      2,725      2,772,689
  True Temper Sports, Inc., Senior
    Subordinated Notes
     8.38%                             09/15/11        945        869,400

                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
  Waterford Gaming LLC, Senior
    Unsecured Notes
     8.62%(e)                           09/15/12    $ 3,606   $ 3,768,270

                                                              ===========
                                                               25,099,821
                                                              -----------
Finance - 10.9%
  Alamosa Delaware, Inc., Senior
    Unsecured Notes
     8.50%(f)                           01/31/12      5,095     5,158,688
  American Real Estate Partners LP,
    Senior Notes
     8.12%(e)                           06/01/12      3,075     3,236,438
  Ameriserve Finance Trust, Senior
    Secured Notes
    12.00%(e)(f)(g)(h)                  09/15/06        500        25,000
  Arch Western Finance LLC, Senior
    Notes
     6.75%(e)                           07/01/13      2,625     2,828,438
  BCP Caylux Holdings Luxembourg
    SCA, Senior Subordinated Notes
     9.62%(e)                           06/15/14      2,950     3,186,000
  Bowater Canada Finance Corp.,
    Senior Unsecured Notes
     7.95%                              11/15/11      1,650     1,742,204
  Calpine Canada Energy Finance
    ULC, Senior Unsecured Notes
     8.50%(f)                           05/01/08     13,850     9,452,625
  Capital Guardian Ltd., Subordinated
    Bonds
    11.45%                              05/24/13      1,000       970,300
  CE Generation LLC, Senior Notes
     7.42%                              12/15/18      5,306     5,487,073
  Charter Communications Holdings II,
    Unsecured Notes
    10.25%                              09/15/10      1,125     1,144,688
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%(f)                           03/01/13      4,025     4,679,061
  Dynegy-Roseton Danskammer LLC,
    Pass-Through Certificates
     7.27%                              11/08/10      4,450     4,494,500
  E*Trade Financial Corp., Senior
    Unsecured Notes
     8.00%(e)                           06/15/11        545       566,800
  Hilcorp Energy I LP,
    10.50%(e)                           09/01/10      1,715     1,899,362
  Jason, Inc., Second Lien Notes
    Certificates
    11.00%(l)                           12/15/07      1,500     1,500,000
  Larwin Group - Participation in Asset
    Exchange
     7.00%(g)(h)(i)(l)                  12/01/20          0           349
  MDP Acquisitions PLC, Senior
    Unsecured Notes
     9.62%                              10/01/12      2,175     2,457,750
  New Asat Finance Ltd., Senior Notes
     9.25%(e)(f)                        02/01/11        755       634,200
  Nexstar Finance LLC, Senior
    Subordinated Notes
    12.00%                              04/01/08      1,720     1,892,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
90

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                    PAR
                                       MATURITY    (000)       VALUE
                                      ---------- --------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Orion Power Holdings, Inc., Senior
    Unsecured Notes
    12.00%                            05/01/10    $4,800    $ 6,012,000
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
     7.90%(f)                         08/15/10     2,480      2,281,600
  Qwest Capital Funding, Unsecured
    Notes
     7.25%(f)                         02/15/11     3,430      3,052,700
  Qwest Services Corp., Senior
    Subordinated Notes
    14.00%(e)                         12/15/10     3,370      3,947,112
  Refco Finance Holdings, LLC, Senior
    Subordinated Notes
     9.00%(e)                         08/01/12     1,900      2,001,593
  Zais Investment Grade Ltd., Secured
    Notes
     9.95%(b)                         09/23/14     1,214        121,435

                                                            ===========
                                                             68,771,916
                                                            -----------
Food & Agriculture - 0.6%
  American Seafoods Group LLC.,
    Senior Subordinated Notes
    10.12%                            04/15/10     2,250      2,407,500
  Gold Kist, Inc., Senior Notes
    10.25%(e)                         03/15/14     1,070      1,187,700
  Nebco Evans Holding Co., Senior
    Notes
    17.25%(g)(h)(l)                   07/15/07       800              0

                                                            ===========
                                                              3,595,200
                                                            -----------
Insurance - 0.6%
  Crum & Forster Holdings Corp.,
    Senior Notes
    10.38%                            06/15/13     2,500      2,668,750
  Fairfax Financial Holdings Ltd.,
    Senior Unsecured Notes
     7.75%                            04/26/12     1,100        995,500

                                                            ===========
                                                              3,664,250
                                                            -----------
Manufacturing - 3.6%
  Blount International Inc., Senior
    Subordinated Notes
     8.88%                            08/01/12     2,050      2,178,124
  Briggs & Stratton Corp., Senior
    Unsecured Notes
     8.88%                            03/15/11     1,500      1,786,875
  Compagnie Generale de
    Geophysique, Senior Unsecured
    Notes
    10.62%(f)                         11/15/07     2,000      2,120,000
  Cummins, Inc., Senior Debentures
     7.12%                            03/01/28     1,440      1,437,293
  Dresser, Inc., Senior Subordinated
    Notes
     9.38%                            04/15/11     1,950      2,140,125
  Gentek, Inc., Escrow Bonds
     0.00%(c)                         12/01/33     1,000              0
  Graham Packaging Co., Senior
    Notes
     8.50%(e)                         10/15/12     1,150      1,168,688
  Graham Packaging Co., Senior
    Subordinated Notes
     9.88%(e)                         10/15/14     1,660      1,693,200

                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Manufacturing (Continued)
  Hexcel Corp., Senior Secured Notes
     9.88%                              10/01/08    $2,950    $ 3,304,000
  Ispat Inland ULC, Senior Secured
    Notes
     9.75%                              04/01/14     2,515      2,772,788
  Lazy Days RV Center, Inc., Senior
    Notes
    11.75%(e)                           05/15/12     2,415      2,535,750
  Rayovac Corp., Senior Subordinated
    Notes
     8.50%                              10/01/13     1,410      1,529,850

                                                              ===========
                                                               22,666,693
                                                              -----------
Medical & Medical Services - 4.2%
  Athena Neurosciences, Inc., Senior
    Unsecured Notes
     7.25%                              02/21/08     2,500      2,534,374
  Concentra Operating Corp., Senior
    Subordinated Notes
     9.12%(e)                           06/01/12     2,240      2,441,599
  HCA, Inc., Unsecured Notes
     6.75%                              07/15/13       980      1,037,722
  Healthsouth Corp., Senior Unsecured
    Notes
     7.62%                              06/01/12     5,850      5,659,875
  Iasis Healthcare Corp.,Senior
    Subordinated Notes
     8.75%(e)                           06/15/14     1,200      1,257,000
  Insight Health Services Corp., Senior
    Subordinated Notes, Series B
     9.88%(f)                           11/01/11       900        902,250
  Polypore International, Inc., Senior
    Subordinated Notes
     8.75%(e)                           05/15/12     2,670      2,810,175
  Province Healthcare Co., Senior
    Subordinated Notes
     7.50%                              06/01/13     1,665      1,877,288
  Tenet Healthcare Corp., Senior Notes
     9.88%(e)                           07/01/14       865        903,925
  Tenet Healthcare Corp., Senior
    Unsecured Notes
     6.38%                              12/01/11     1,465      1,314,838
     6.50%                              06/01/12        70         62,650
  Triad Hospitals, Inc., Senior
    Subordinated Notes
     7.00%                              11/15/13     1,625      1,653,438
  U.S. Oncology, Inc., Senior
    Subordinated Notes
     9.00%(e)(f)                        08/15/12     1,725      1,794,000
  Vanguard Health Holdings Co. II,
    Inc., Senior Notes
     9.00%(e)                           10/01/14     2,295      2,297,869

                                                              ===========
                                                               26,547,003
                                                              -----------
Medical Instruments & Supplies - 2.2%
  National Nephrology Associates,
    Senior Subordinated Notes
     9.00%(e)                           11/01/11     2,645      3,058,281
  Norcross Safety Products LLC,
    Senior Subordinated Notes
     9.88%                              08/15/11     1,600      1,740,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              91

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                            MATURITY    (000)       VALUE
                                           ---------- --------- -------------
CORPORATE BONDS (Continued)
Medical Instruments & Supplies (Continued)
  Perkinelmer, Inc., Senior
    Subordinated Notes
     8.88%                                 01/15/13    $3,235    $ 3,607,025
  Universal Hospital Services, Inc.,
    Senior Notes
    10.12%                                 11/01/11     2,525      2,569,188
  VWR Inernational Inc., Senior
    Subordinated Notes
     8.00%(e)                              04/15/14     1,005      1,060,275
  VWR International, Inc., Senior Notes
     6.88%(e)                              04/15/12     1,625      1,698,125

                                                                 ===========
                                                                  13,732,894
                                                                 -----------
Metal & Mining - 3.2%
  California Steel Industries, Inc.,
    Senior Unsecured Notes
     6.12%                                 03/15/14     1,990      1,940,250
  Century Aluminum Co., Senior Notes
     7.50%(f)                              08/15/14     2,605      2,748,275
  Foundation PA Coal Co., Senior
    Notes
     7.25%(e)                              08/01/14     1,375      1,467,812
  Ipsco, Inc., Senior Notes
     8.75%                                 06/01/13     3,460      3,944,400
  JLG Industries, Inc., Senior
    Subordinated Notes
     8.38%(f)                              06/15/12     2,315      2,419,175
  Russell Metals, Inc., Senior
    Subordinated Notes
     6.38%                                 03/01/14     1,790      1,790,000
  TRIMAS Corp., Senior Subordinated
    Notes
     9.88%                                 06/15/12     5,725      5,954,000

                                                                 ===========
                                                                  20,263,912
                                                                 -----------
Motor Vehicles - 2.0%
  Arvinmeritor, Inc., Senior Unsecured
    Notes
     8.75%                                 03/01/12     2,900      3,226,250
  Delco Remy International, Inc.,
    Senior Secured Notes
     5.60%(f)                              04/15/09     1,445      1,452,225
  Delco Remy International, Inc.,
    Senior Subordinated Notes
     9.38%                                 04/15/12     1,150      1,127,000
  Metaldyne Corp., Senior
    Subordinated Notes
    11.00%(f)                              06/15/12       760        608,000
  Metaldyne Corp., Senior Unsecured
    Notes
    10.00%(e)(f)                           11/01/13     3,150      2,929,500
  Stanadyne Corp., Senior
    Subordinated Notes
    10.00%(e)                              08/15/14     3,050      3,172,000

                                                                 ===========
                                                                  12,514,975
                                                                 -----------
Oil & Gas - 8.7%
  Belden & Blake Corp., Senior
    Secured Notes
     8.75%(e)                              07/15/12       255        272,531
  Chesapeake Energy Corp., Senior
    Unsecured Notes
     9.00%                                 08/15/12     1,725      1,970,812

                                                     PAR
                                        MATURITY    (000)       VALUE
                                       ---------- --------- -------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  Chesapeake Energy Corp.,
    Unsecured Notes
    7.00%(e)                           08/15/14    $1,850    $1,951,750
  Coastal Corp., Senior Unsecured
    Notes
    7.75%(f)                           06/15/10     1,870     1,870,000
  Compton Petroleum Corp., Senior
    Unsecured Notes
    9.90%                              05/15/09     3,000     3,330,000
  El Paso Corp., Senior Unsecured
    Notes
    7.88%                              06/15/12     2,315     2,303,425
  El Paso Production Holding Co.,
    Senior Notes
    7.75%                              06/01/13     6,295     6,295,000
  Exco Resources, Inc., Senior
    Secured Notes
    7.25%                              01/15/11     4,100     4,325,500
  Frontier Oil Corp., Senior Unsecured
    Notes
    6.62%(e)                           10/01/11     2,005     2,025,050
  Hanover Compressor Co., Senior
    Subordinated Notes
    9.00%                              06/01/14     1,200     1,308,000
  Hanover Compressor Co., Senior
    Unsecured Notes
    8.62%                              12/15/10     1,620     1,765,800
  Hanover Equipment Trust, Senior
    Secured Notes
    8.75%                              09/01/11     1,625     1,779,375
  KCS Energy, Inc., Senior Unsecured
    Notes
    7.12%                              04/01/12     1,580     1,627,400
  North American Energy Partners,
    Inc., Senior Unsecured Notes
    8.75%(e)                           12/01/11     4,070     3,988,600
  Northwest Pipeline Corp., Senior
    Notes
    6.62%                              12/01/07       500       530,000
  Plains Exploration & Production Co.,
    Senior Notes
    7.12%(e)                           06/15/14     1,000     1,075,000
  The Premcor Refining Group, Inc.,
    Senior Notes
    6.75%(e)                           05/01/14     2,500     2,581,250
  The Premcor Refining Group, Inc.,
    Senior Subordinated Notes
    7.75%(f)                           02/01/12     1,195     1,302,550
  Pride International, Inc., Senior
    Unsecured Notes
    7.38%(e)                           07/15/14     1,400     1,533,000
  Range Resources Corp., Senior
    Subordinated Notes
    7.38%                              07/15/13     2,325     2,441,250
  Swift Energy Co., Senior Unsecured
    Notes
    7.62%                              07/15/11     1,460     1,554,900
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
    8.88%                              07/15/12     3,545     4,316,039
  Whiting Petroleum Corp., Senior
    Subordinated Notes
    7.25%                              05/01/12     1,355     1,378,712

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
92

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  The Williams Cos., Inc., Certificates
    of Participation
     6.75%(e)                           04/15/09    $1,000    $ 1,042,500
  The Williams Cos., Inc., Senior
    Unsecured Notes
     7.62%                              07/15/19     1,300      1,426,750
     7.75%                              06/15/31       325        329,875
     8.75%                              03/15/32       320        357,600

                                                              ===========
                                                               54,682,669
                                                              -----------
Paper & Forest Products - 2.4%
  Cascades, Inc., Unsecured Notes
     7.25%                              02/15/13     1,675      1,750,375
  Georgia-Pacific Corp., Debentures
     7.70%                              06/15/15       900      1,026,000
  Georgia-Pacific Corp., Senior Notes
     7.38%                              07/15/08     2,500      2,737,500
  Georgia-Pacific Corp., Senior
    Unsecured Notes
     8.00%                              01/15/24     3,090      3,522,600
  Gerogia-Pacific Corp., Senior
    Debentures
     7.25%                              06/01/28       235        243,225
  Millar Western Forest Products Ltd.,
    Senior Notes
     7.75%                              11/15/13     2,825      2,966,250
  Norske Skog Canada Ltd., Senior
    Unsecured Notes
     7.38%                              03/01/14     1,855      1,938,475
  Smurfit Capital Funding PLC,
    Debentures
     7.50%                              11/20/25       825        820,875

                                                              ===========
                                                               15,005,300
                                                              -----------
Personal Services - 0.9%
  Neighborcare, Inc., Senior
    Subordinated Notes
     6.88%                              11/15/13       420        435,750
  United Rentals NA, Inc., Senior
    Subordinated Notes
     7.75%(f)                           11/15/13       965        904,688
  United Rentals, Inc., Senior
    Subordinated Notes
     7.00%(f)                           02/15/14     5,140      4,574,600

                                                              ===========
                                                                5,915,038
                                                              -----------
Plastics - 0.4%
  Tekni-Plex, Inc., Senior Secured
    Notes
     8.75%(e)                           11/15/13     2,555      2,427,250
                                                              -----------
Publishing & Printing - 1.9%
  Cenveo Corp., Senior Subordinated
    Notes
     7.88%                              12/01/13     3,600      3,474,000
  Dex Media Finance West, Senior
    Unsecured Notes
     8.50%                              08/15/10     1,465      1,662,775
  PEI Holdings, Inc., Senior Secured
    Notes
    11.00%                              03/15/10     2,782      3,227,120
  Primedia, Inc., Senior Unsecured
    Notes
     7.09%(e)                           05/15/10     1,300      1,306,500

                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Publishing & Printing (Continued)
  WRC Media, Inc., Senior
    Subordinated Notes
    12.75%                              11/15/09    $2,275    $ 2,070,250

                                                              ===========
                                                               11,740,645
                                                              -----------
Real Estate - 0.9%
  American Casino & Entertainment
    Properties LLC, Senior Secured
    Notes
     7.85%(e)                           02/01/12     3,630      3,811,500
  HMH Properties, Inc., Senior Notes,
    Series B
     7.88%                              08/01/08       509        524,270
  WCI Communities, Inc., Senior
    Subordinated Notes
     7.88%(f)                           10/01/13     1,000      1,060,000

                                                              ===========
                                                                5,395,770
                                                              -----------
Retail Merchandising - 2.3%
  AutoNation, Inc., Senior Unsecured
    Notes
     9.00%(e)(f)                        08/01/08     2,500      2,868,750
  Chattem Inc., Senior Subordinated
    Notes
     7.00%                              03/01/14     1,995      2,029,912
  J.C. Penney Co., Inc., Unsecured
    Notes
     8.00%                              03/01/10     1,577      1,793,838
  Office Depot, Inc., Senior
    Subordinated Notes
    10.00%(f)                           07/15/08     2,000      2,360,000
  The Pantry, Inc., Senior Subordinated
    Notes
     7.75%                              02/15/14     2,315      2,390,238
  Rite Aid Corp., Senior Debentures
     6.88%(f)(m)                        08/15/13     3,220      2,801,400

                                                              ===========
                                                               14,244,138
                                                              -----------
Telecommunications - 10.8%
  AT & T Corp., Senior Unsecured
    Notes
     8.05%                              11/15/11     6,395      7,160,801
  AT&T Corp., Senior Unsecured Notes
     8.75%(k)                           11/15/31       870        948,300
  Centennial Communications Corp.,
    Senior Unsecured Notes
     8.12%(e)(f)                        02/01/14     4,825      4,644,062
  Charter Communications Operating
    Holdings LLC, Senior Unsecured
    Notes
     8.75%                              11/15/13     1,270      1,241,425
  Charter Communications Operating
    LLC, Senior Unsecured Notes
     8.00%(e)                           04/30/12     1,125      1,120,781
  Cincinnati Bell, Inc., Senior
    Subordinated Notes
     8.38%(f)                           01/15/14     2,040      1,861,500
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
     7.25%                              07/15/13       445        431,650
  CSC Holdings, Inc., Senior
    Debentures
     7.88%                              02/15/18     6,330      6,567,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              93

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                    PAR
                                       MATURITY    (000)      VALUE
                                      ---------- -------- -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  CSC Holdings, Inc., Senior
    Unsecured Notes
     7.62%                            04/01/11    $  535   $   561,750
     6.75%(e)                         04/15/12       360       361,800
  Echostar DBS Corp., Senior
    Unsecured Notes
     6.62%(e)                         10/01/14     2,445     2,423,728
  General Cable Corp., Senior
    Unsecured Notes
     9.50%                            11/15/10     2,480     2,777,600
  Granite Broadcasting Corp., Senior
    Secured Notes
     9.75%                            12/01/10     2,475     2,270,812
  IPCS Escrow Co., Senior Unsecured
    Notes
    11.50%(e)                         05/01/12     1,095     1,166,175
  Lucent Technologies, Inc., Senior
    Debentures
     6.45%                            03/15/29     1,050       850,500
  Lucent Technologies, Inc., Senior
    Unsecured Notes
     5.50%(f)                         11/15/08       265       265,000
  MCI, Inc., Senior Notes
     7.74%(f)                         05/01/14        75        71,062
  MCI, Inc., Senior Unsecured Notes
     5.91%                            05/01/07     1,386     1,373,872
     6.69%                            05/01/09     1,386     1,335,759
  Nexstar Finance, Inc., Senior
    Subordinated Notes
     7.00%                            01/15/14     1,130     1,113,050
  Nextel Communications, Inc., Senior
    Notes
     6.88%                            10/31/13     1,000     1,035,000
     5.95%                            03/15/14     4,250     4,165,000
  Nortel Networks Ltd., Unsecured
    Notes
     6.12%                            02/15/06       620       632,400
  Northern Telecom Capital Corp.,
    Unsecured Notes
     7.88%                            06/15/26     1,100     1,053,250
  PanAmSat Corp., Senior Debentures
     6.88%                            01/15/28     2,690     2,273,050
  PanAmSat Corp., Senior Notes
     9.00%(e)                         08/15/14     2,025     2,106,000
  Qwest Communications International,
    Inc., Senior Unsecured Notes
     7.50%(e)(f)                      02/15/14       690       633,939
  Qwest Corp., Senior Notes
     7.88%                            09/01/11     2,300     2,392,000
  Qwest Corp., Senior Unsecured
    Notes
     9.12%(e)                         03/15/12     3,410     3,759,525
  Rural Cellular Corp., Senior
    Unsecured Notes
     9.88%(f)                         02/01/10     2,685     2,664,862
  Ubiquitel Operating Co., Senior
    Unsecured Notes
     9.88%(e)                         03/01/11     5,410     5,653,450
  Western Wireless Corp., Senior
    Unsecured Notes
     9.25%(f)                         07/15/13     3,160     3,223,200

                                                           ===========
                                                            68,138,678
                                                           -----------

                                                   PAR/SHARES
                                        MATURITY     (000)         VALUE
                                       ---------- ----------- --------------
CORPORATE BONDS (Continued)
Transportation - 2.8%
  Horizon Lines LLC, Senior Notes
     9.00%(e)                          11/01/12      $3,250    $  3,412,501
  Hornbeck Offshore Services, Inc.,
    Senior Unsecured Notes
    10.62%                             08/01/08       2,500       2,762,500
  Omi Corp., Senior Notes
     7.62%                             12/01/13       2,670       2,710,050
  Overseas Shipholding Group, Inc.,
    Debentures
     8.75%                             12/01/13       4,350       4,817,625
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
     7.50%                             02/15/24          55          53,212
  Teekay Shipping Corp., Senior
    Unsecured Notes
     8.88%                             07/15/11       1,250       1,412,500
  Transportacion Ferroviaria Mexicana,
    SA de CV, Senior Unsecured
    Notes
    12.50%                             06/15/12       2,000       2,120,000

                                                               ============
                                                                 17,288,388
                                                               ------------
Waste Management - 0.7%
  Allied Waste North America, Inc.,
    Senior Secured Notes
     5.75%                             02/15/11       1,500       1,424,999
     6.12%                             02/15/14       1,775       1,655,188
  Casella Waste Systems, Inc., Senior
    Subordinated Notes
     9.75%                             02/01/13       1,225       1,344,438

                                                               ============
                                                                  4,424,625
                                                               ------------
TOTAL CORPORATE BONDS
  (Cost $552,391,735)                                           565,129,920
                                                               ------------

SHORT TERM INVESTMENTS - 19.7%
  Federal Home Loan Bank, Discount
    Notes
    1.65%                             10/01/04    47,000    47,000,000
  Galileo Money Market Fund                        7,686     7,686,286
  Institutional Money Market Trust(d)             68,778    68,777,610

                                                            ==========
TOTAL SHORT TERM INVESTMENTS
  (Cost $123,463,896)                                      123,463,896
                                                           -----------

TOTAL INVESTMENTS IN SECURITIES - 112.0%
  (Cost $694,745,205(a))   703,643,171

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
94

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                           NUMBER OF
                           CONTRACTS      VALUE
                          ----------- -------------
PUT OPTIONS WRITTEN - 0.0%
  Adelphia Communications
Bridge
    Loan, Strike Price
100.00, Expires
    11/01/04(b)               (133)     $ (11,764)
  Graham Pakaging Senior
Bridge
    Loan, Strike Price
100, Expires
    10/07/04(b)                (16)       (16,140)
  Graham Pakaging
Subordinated
    Bridge Loan, Strike
Price 100.00,
    Expires 10/07/04(b)        (28)       (28,240)
  Herbst Gaming Bridge
Loan, Strike
    Price 100.00, Expires      (18)       (13,313)
10/31/04(b)
  Intelsat Bridge Loan,
Strike Price
    100.00, Expires            (89)        (6,657)
10/31/04(b)
  New Skies Satellites
Bridge Loan,
    Strike Price 100.00,
Expires
    10/31/04(b)                (18)       (17,750)

                                        =========
TOTAL PUT OPTIONS WRITTEN
  (Premiums received                      (93,864)
                                        ---------
$162,256)

LIABILITIES IN EXCESS OF OTHER
  ASSETS - (12.0)%
  (Including $68,777,610 of payable
  upon return of securities loaned)     $ (75,371,567)
                                        -------------
NET ASSETS - 100.0% (Applicable to
  15,595,332 BlackRock shares,
  19,917,197 Institutional shares,
  13,754,047 Service shares,
  8,941,044 Investor A shares,
  11,331,492 Investor B shares and
  7,608,472 Investor C shares
  outstanding)                          $ 628,177,740
                                        =============

                                            VALUE
                                         ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($126,975,526/15,595,332)                $ 8.14
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($162,166,012/19,917,197)                $ 8.14
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($112,004,499/13,754,047)                $ 8.14
                                           ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($72,805,744/8,941,044)                $ 8.14
                                           ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
              ($8.14/0.950)                $ 8.57
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
   ($92,242,560/11,331,492)                $ 8.14
                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
    ($61,983,399/7,608,472)                $ 8.15
                                           ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              95

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

-------------------

 (a) Cost for Federal income tax purposes is $695,977,737. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                      $22,422,773
      Gross unrealized depreciation                                      (14,757,339)
                                                                         -----------
                                                                         $ 7,665,434
                                                                         ===========

     (b) Payment in kind security.
     (c) Security held in escrow for future payments
 (d) Security purchased with the cash proceeds from securities loaned.
 (e) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 23.5% of its net assets, with a current market value of $147,019,244, in securities restricted as to resale.
     (f) Total or partial securities on loan.
     (g) Non-income producing security.
     (h) Security in default.
     (i) Security is illiquid.
  (j) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2004.
     (k) Rates shown are the rates as of September 30, 2004.
  (l) Securities valued at fair value as determined in good faith by or under the direction of the Trustees. These securities had a total market value of $5,583,625 which represents 0.9% of net assets.
 (m) Securities with a market value of $2,610,000 have been pledged as collateral for reverse repurchase agreements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
96

                                BLACKROCK FUNDS

      KEY TO INVESTMENT ABBREVIATIONS

  ARM       Adjustable Rate Mortgage
  COFI      Cost of Funds Index
  CMT       Constant Maturity Treasury Rate
  IO        Interest Only
  LTD       Limited-Liability Company
  MULTI     Multi-issued pools
  PLC       Project Loan Certificate

                                                                              97

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS
                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                                                   ENHANCED     LOW DURATION     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                                    INCOME          BOND          GOVERNMENT          BOND         PLUS BOND
                                                  PORTFOLIO1      PORTFOLIO     BOND PORTFOLIO      PORTFOLIO      PORTFOLIO2
                                                 ------------ ---------------- ---------------- ---------------- -------------
Investment income:
 Interest ......................................  $  398,671   $  49,718,775     $ 13,150,006    $  38,616,745     $ 130,984
 Securities lending income .....................           4           3,140                -            6,746             -
 Dividends .....................................           -         131,358                -           29,574             -
                                                  ----------   -------------     ------------    -------------     ---------
  Total investment income ......................     398,675      49,853,273       13,150,006       38,653,065       130,984
                                                  ----------   -------------     ------------    -------------     ---------
Expenses:
 Investment advisory fee .......................      73,891       8,980,502        1,556,343        4,686,568        15,174
 Administration fee ............................      15,702       1,374,961          264,578          752,985         2,580
 Administration fee - class specific ...........      14,954       1,859,873          451,313          881,153         1,062
 Custodian fee .................................      10,265         238,888           68,103          139,739         5,354
 Transfer agent fee ............................         949         239,579           38,476           70,124           108
 Transfer agent fee - class specific ...........       1,928         346,785           80,140          143,780           152
 Shareholder servicing fees - class specific....           -       1,361,467          205,706          298,393             -
 Shareholder processing fees - class
  specific .....................................           -         708,748           94,696          153,595             -
 Distribution fees - class specific ............           -       1,826,974          267,842          254,661             -
 Legal and audit ...............................      62,592         201,572           47,205          114,945        59,016
 Printing ......................................      37,759         250,884           32,974          109,637        13,587
 Registration fees and expenses ................      15,156         135,146           65,851           67,458         3,460
 Trustees' fees ................................         590          51,347            8,678           26,040             -
 Other .........................................      11,929         159,908           27,583           82,105         2,780
                                                  ----------   -------------     ------------    -------------     ---------
  Total expenses excluding interest
   expense .....................................     245,715      17,736,634        3,209,488        7,781,183       103,273
   Interest expense ............................           -           1,437                -              761           112
                                                  ----------   -------------     ------------    -------------     ---------
  Total expenses ...............................     245,715      17,738,071        3,209,488        7,781,944       103,385
                                                  ----------   -------------     ------------    -------------     ---------
   Less investment advisory and
    administration fees waived .................     (89,592)     (4,289,773)        (458,981)      (1,928,329)      (17,754)
   Less administration fee waived - class
    specific ...................................      (9,563)       (393,389)        (248,188)        (186,262)       (1,062)
   Less distribution fee waived - class
    specific ...................................           -         (98,861)         (51,702)         (39,636)            -
   Less transfer agent fee waived - class
    specific ...................................           -         (65,486)               -          (11,715)            -
   Less expenses reimbursed by advisor..........     (83,398)              -                -                -       (72,318)
                                                  ----------   -------------     ------------    -------------     ---------
  Net expenses .................................      63,162      12,890,562        2,450,617        5,616,002        12,251
                                                  ----------   -------------     ------------    -------------     ---------
Net investment income ..........................     335,513      36,962,711       10,699,389       33,037,063       118,733
                                                  ----------   -------------     ------------    -------------     ---------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
  Investment transactions (net of foreign
   taxes) ......................................    (148,080)         47,739        3,059,643        4,492,807         2,587
  Futures and options contracts ................     (50,591)     (8,957,035)      (1,525,478)      (3,308,313)       12,366
  Swap and swaption contracts ..................           -       1,173,919          253,650        6,586,985             -
  Foreign currency related transactions ........     (20,498)     (2,988,312)               -                -             -
                                                  ----------   -------------     ------------    -------------     ---------
                                                    (219,169)    (10,723,689)       1,787,815        7,771,479        14,953
                                                  ----------   -------------     ------------    -------------     ---------
 Change in unrealized appreciation
  (depreciation) from:
  Investments (net of foreign taxes) ...........     (21,057)    (16,996,951)      (7,980,129)     (15,109,397)        5,361
  Futures and options contracts ................      (3,479)      4,955,880        1,952,281        4,960,252           (64)
  Swap and swaption contracts ..................           -        (800,452)        (770,910)      (7,692,567)            -
  Foreign currency related transactions ........      (6,327)      2,583,313                -                -             -
                                                  ----------   -------------     ------------    -------------     ---------
                                                     (30,863)    (10,258,210)      (6,798,758)     (17,841,712)        5,297
                                                  ----------   -------------     ------------    -------------     ---------
Net gain (loss) on investments and foreign
 currency transactions .........................    (250,032)    (20,981,899)      (5,010,943)     (10,070,233)       20,250
                                                  ----------   -------------     ------------    -------------     ---------
Net increase in net assets resulting from
 operations ....................................  $   85,481   $  15,980,812     $  5,688,446    $  22,966,830     $ 138,983
                                                  ==========   =============     ============    =============     =========

---------
1 For the period 3/4/04 (commencement of operations) through 9/30/04.
2 For the period 8/18/04 (commencement of operations) through 9/30/04.
3 For the period 6/28/04 (commencement of operations) through 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       99

                                BLACKROCK FUNDS

                                                       INFLATION
    CORE BOND         CORE PLUS       GOVERNMENT       PROTECTED
  TOTAL RETURN      TOTAL RETURN        INCOME            BOND
    PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO3
---------------- ------------------ -------------- -----------------
 $ 114,243,076      $ 11,440,853     $  8,775,381     $  241,839
        24,473                -                 -              -
        78,802           10,852                 -              -
 -------------      ------------     ------------     ----------
   114,346,351       11,451,705         8,775,381        241,839
 -------------      ------------     ------------     ----------
    11,749,647        1,402,167           957,336         21,113
     1,794,064          238,368           162,747          4,487
     2,159,748           98,220           271,148          1,860
       438,735          106,080            83,486          8,268
       152,660            5,438            78,975            534
       393,547           16,903            68,683            265
       951,901              240           465,204             29
       472,626               96           206,436              -
     1,260,013              611           685,076             35
       272,544           48,050            37,933         59,356
       295,803           30,035            17,497         26,054
       110,375           16,412            42,813         12,803
        70,088            7,477             4,772            180
       203,597           31,103            21,131          2,779
 -------------      ------------     ------------     ----------
    20,325,348        2,001,200         3,103,237        137,763
         2,437             (160)                -              -
 -------------      ------------     ------------     ----------
    20,327,785        2,001,040         3,103,237        137,763
 -------------      ------------     ------------     ----------
    (5,211,255)        (793,297)         (568,430)       (25,600)
      (462,796)         (87,802)           (2,095)        (1,843)
      (126,698)                (8)       (107,471)              (8)
       (47,589)             (15)                -              -
             -                -                 -        (94,627)
 -------------      -------------    ------------     ------------
    14,479,447        1,119,918         2,425,241         15,685
 -------------      -------------    ------------     ------------
    99,866,904       10,331,787         6,350,140        226,154
 -------------      -------------    ------------     ------------
    18,164,685        1,622,385          (828,014)       230,834
   (22,619,360)      (1,871,613)       (1,410,617)          (406)
    11,186,196         (350,971)          (18,984)             -
    (2,836,419)        (312,256)                -              -
 -------------      -------------    ------------     ------------
     3,895,102         (912,455)       (2,257,615)       230,428
 -------------      -------------    ------------     ------------
   (16,928,794)         484,355         1,379,489        551,193
    18,444,159        1,132,567          (304,374)           643
   (17,608,435)        (591,981)          (13,642)             -
     1,768,035          (40,613)                -              -
 -------------      -------------    ------------     ------------
   (14,325,035)         984,328         1,061,473        551,836
 -------------      -------------    ------------     ------------
   (10,429,933)          71,873        (1,196,142)       782,264
 -------------      -------------    ------------     ------------
 $  89,436,971      $ 10,403,660     $  5,153,998     $ 1,008,418
 =============      =============    ============     ============

    CORE BOND                        MANAGED      INTERNATIONAL     HIGH YIELD
  TOTAL RETURN         GNMA           INCOME           BOND            BOND
    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- --------------- --------------- --------------- ---------------
 $ 114,243,076    $ 15,373,343    $  45,013,751   $ 11,429,950    $ 50,519,592
        24,473               -            5,965              2         160,775
        78,802               -           37,926              -         211,547
 -------------    ------------    -------------   ------------    ------------
   114,346,351      15,373,343       45,057,642     11,429,952      50,891,914
 -------------    ------------    -------------   ------------    ------------
    11,749,647       1,565,647        4,372,348      1,861,963       3,056,545
     1,794,064         241,964          705,852        287,758         508,482
     2,159,748         387,927        1,244,554        479,241         786,745
       438,735         107,062          195,602        114,191          88,554
       152,660          43,930           54,127        176,022         132,014
       393,547          75,282          196,272         87,325         161,986
       951,901         245,303          284,843        499,202         804,957
       472,626         114,117          161,606        235,558         404,241
     1,260,013         599,455          122,956        433,469       1,408,104
       272,544          52,904           89,796         77,339          65,993
       295,803          28,048           87,906         64,807         100,357
       110,375          53,560           54,759         78,528         103,354
        70,088           7,475           24,744          8,947          16,860
       203,597          28,824           81,898         37,980          84,883
 -------------    ------------    -------------   ------------    ------------
    20,325,348       3,551,498        7,677,263      4,442,330       7,723,075
         2,437         163,916              341              -          34,948
 -------------    ------------    -------------   ------------    ------------
    20,327,785       3,715,414        7,677,604      4,442,330       7,758,023
 -------------    ------------    -------------   ------------    ------------
    (5,211,255)       (881,135)        (608,395)       (94,170)       (865,521)
      (462,796)        (15,654)        (769,713)        (3,409)        (41,266)
      (126,698)        (19,082)         (42,597)      (104,722)        (71,127)
       (47,589)              -                -              -               -
             -               -                -              -               -
 -------------    ------------    -------------   ------------    ------------
    14,479,447       2,799,543        6,256,899      4,240,029       6,780,109
 -------------    ------------    -------------   ------------    ------------
    99,866,904      12,573,800       38,800,743      7,189,923      44,111,805
 -------------    ------------    -------------   ------------    ------------
    18,164,685       3,571,234        8,795,310        893,880      33,246,537
   (22,619,360)     (3,198,134)     (15,089,428)      (240,269)              -
    11,186,196        (265,424)       6,924,861       (220,671)        377,480
    (2,836,419)              -         (434,622)    10,563,107         (29,660)
 -------------    ------------    -------------   ------------    ------------
     3,895,102         107,676          196,121     10,996,047      33,594,357
 -------------    ------------    -------------   ------------    ------------
   (16,928,794)     (4,864,077)     (11,831,435)     4,133,546      (5,867,088)
    18,444,159       1,818,286        9,095,838      1,044,620        (283,901)
   (17,608,435)        382,468       (9,228,256)      (132,965)        114,583
     1,768,035               -          871,494     (5,109,702)        (26,904)
 -------------    ------------    -------------   ------------    ------------
   (14,325,035)     (2,663,323)     (11,092,359)       (64,501)     (6,063,310)
 -------------    ------------    -------------   ------------    ------------
   (10,429,933)     (2,555,647)     (10,896,238)    10,931,546      27,531,047
 -------------    ------------    -------------   ------------    ------------
 $  89,436,971    $ 10,018,153    $  27,904,505   $ 18,121,469    $ 71,642,852
 =============    ============    =============   ============    ============

                                      100

                                BLACKROCK FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         ENHANCED
                                                                          INCOME                    LOW DURATION
                                                                         PORTFOLIO                 BOND PORTFOLIO
                                                                    ------------------ ---------------------------------------
                                                                                             FOR THE             FOR THE
                                                                      FOR THE PERIOD        YEAR ENDED          YEAR ENDED
                                                                      3/4/041-9/30/04        9/30/04             9/30/032
                                                                    ------------------ ------------------- -------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................    $   335,513      $    36,962,711     $    25,395,774
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................       (219,169)         (10,723,689)         15,335,792
  Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................        (30,863)         (10,258,210)         (8,681,990)
                                                                       ------------     ---------------     ---------------
  Net increase in net assets resulting from operations ............         85,481           15,980,812          32,049,576
                                                                       ------------     ---------------     ---------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .................................................       (213,539)         (16,101,779)        (10,255,580)
  Institutional Class .............................................       (153,489)          (9,546,236)        (11,541,761)
  Service Class ...................................................               (2)        (4,914,169)         (4,657,450)
  Investor A Class ................................................               (1)        (1,638,667)         (2,463,978)
  Investor B Class ................................................              -             (667,531)         (1,292,709)
  Investor C Class ................................................              -           (1,422,382)         (3,057,821)
                                                                       -------------    ---------------     ---------------
  Total distributions from net investment income ..................       (367,031)         (34,290,764)        (33,269,299)
                                                                       -------------    ---------------     ---------------
 Net realized gains:
  BlackRock Class .................................................              -           (3,237,280)            (82,434)
  Institutional Class .............................................              -           (2,090,517)           (191,283)
  Service Class ...................................................              -           (1,158,715)            (79,846)
  Investor A Class ................................................              -             (463,589)            (44,408)
  Investor B Class ................................................              -             (352,109)            (34,934)
  Investor C Class ................................................              -             (776,700)            (81,548)
                                                                       -------------    ---------------     ---------------
  Total distributions from net realized gains .....................              -           (8,078,910)           (514,453)
                                                                       -------------    ---------------     ---------------
  Total distributions to shareholders .............................       (367,031)         (42,369,674)        (33,783,752)
                                                                       -------------    ---------------     ---------------
Capital share transactions ........................................     54,925,695          164,789,326         794,612,662
                                                                       -------------    ---------------     ---------------
Redemption fees ...................................................              -                    -                   -
                                                                       -------------    ---------------     ---------------
  Total increase (decrease) in net assets .........................     54,644,145          138,400,464         792,878,486
Net assets:
  Beginning of period .............................................              -        1,735,426,944         942,548,458
                                                                       -------------    ---------------     ---------------
  End of period ...................................................    $ 54,644,145     $ 1,873,827,408     $ 1,735,426,944
                                                                       =============    ===============     ===============
  End of period undistributed net investment income (distributions
   in excess of net investment income) ............................    $   (12,452)     $       370,456     $    (3,948,238)

                                                                          INTERMEDIATE GOVERNMENT
                                                                              BOND PORTFOLIO
                                                                    -----------------------------------
                                                                         FOR THE           FOR THE
                                                                        YEAR ENDED        YEAR ENDED
                                                                         9/30/04           9/30/032
                                                                    ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $  10,699,389     $  14,855,317
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................      1,787,815         3,256,611
  Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................     (6,798,758)       (8,572,819)
                                                                     -------------     -------------
  Net increase in net assets resulting from operations ............      5,688,446         9,539,109
                                                                     -------------     -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .................................................              -                 -
  Institutional Class .............................................     (8,451,541)      (12,522,267)
  Service Class ...................................................        (46,005)          (67,485)
  Investor A Class ................................................     (1,704,214)       (2,488,527)
  Investor B Class ................................................       (310,631)         (418,868)
  Investor C Class ................................................       (419,572)         (484,207)
                                                                     -------------     -------------
  Total distributions from net investment income ..................    (10,931,963)      (15,981,354)
                                                                     -------------     -------------
 Net realized gains:
  BlackRock Class .................................................              -                 -
  Institutional Class .............................................              -                 -
  Service Class ...................................................              -                 -
  Investor A Class ................................................              -                 -
  Investor B Class ................................................              -                 -
  Investor C Class ................................................              -                 -
                                                                     -------------     -------------
  Total distributions from net realized gains .....................              -                 -
                                                                     -------------     -------------
  Total distributions to shareholders .............................    (10,931,963)      (15,981,354)
                                                                     -------------     -------------
Capital share transactions ........................................     (6,172,509)      (28,551,422)
                                                                     -------------     -------------
Redemption fees ...................................................              -                 -
                                                                     -------------     -------------
  Total increase (decrease) in net assets .........................    (11,416,026)      (34,993,667)
Net assets:
  Beginning of period .............................................    317,089,685       352,083,352
                                                                     -------------     -------------
  End of period ...................................................  $ 305,673,659     $ 317,089,685
                                                                     =============     =============
  End of period undistributed net investment income (distributions
   in excess of net investment income) ............................  $    (313,895)    $    (439,110)

---------
1 Commencement of operations.
2 Refer to Section B of the Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      101

                                BLACKROCK FUNDS

           INTERMEDIATE              INTERMEDIATE PLUS                 CORE BOND
          BOND PORTFOLIO               BOND PORTFOLIO           TOTAL RETURN PORTFOLIO
----------------------------------- ------------------- ---------------------------------------
     FOR THE           FOR THE                                FOR THE             FOR THE
    YEAR ENDED        YEAR ENDED       FOR THE PERIOD        YEAR ENDED          YEAR ENDED
     9/30/04           9/30/032       8/18/041-9/30/04        9/30/04             9/30/032
----------------- ----------------- ------------------- ------------------- -------------------
  $  33,037,063     $  39,093,334      $    118,733       $    99,866,904     $    92,918,386
      7,771,479        19,933,071            14,953             3,895,102          55,819,438
    (17,841,712)       (9,909,586)            5,297           (14,325,035)        (21,689,134)
  -------------     -------------      ------------       ---------------     ---------------
     22,966,830        49,116,819           138,983            89,436,971         127,048,690
  -------------     -------------      ------------       ---------------     ---------------
    (15,750,126)      (18,828,295)         (121,847)          (48,517,179)        (47,373,640)
    (13,010,903)      (19,095,974)                -           (33,017,672)        (48,830,922)
     (2,218,577)       (2,159,818)                -            (5,040,584)         (5,999,079)
     (1,285,713)       (1,537,884)                -            (4,395,274)         (5,203,878)
       (339,078)         (388,162)                -            (1,743,639)         (2,786,614)
       (363,366)         (316,713)                -            (2,388,478)         (3,007,369)
  -------------     -------------      ------------       ---------------     ---------------
    (32,967,763)      (42,326,846)         (121,847)          (95,102,826)       (113,201,502)
  -------------     -------------      ------------       ---------------     ---------------
     (8,456,396)         (883,521)                -           (26,256,064)         (4,227,575)
     (8,468,244)         (856,709)                -           (22,929,791)         (4,985,423)
     (1,395,950)          (87,669)                -            (3,469,665)           (585,558)
       (910,295)          (65,175)                -            (2,988,709)           (502,460)
       (311,883)          (17,708)                -            (1,715,637)           (329,345)
       (351,717)          (11,922)                -            (2,208,746)           (337,812)
  -------------     -------------      ------------       ---------------     ---------------
    (19,894,485)       (1,922,704)                -           (59,568,612)        (10,968,173)
  -------------     -------------      ------------       ---------------     ---------------
    (52,862,248)      (44,249,550)         (121,847)         (154,671,438)       (124,169,675)
  -------------     -------------      ------------       ---------------     ---------------
     69,338,781        56,681,926        25,979,168           242,826,510         352,885,179
  -------------     -------------      ------------       ---------------     ---------------
              -                 -                 -                     1                   -
  -------------     -------------      ------------       ---------------     ---------------
     39,493,363        61,549,195        25,996,304           177,592,044         355,764,194
    884,266,273       822,717,078                 -         2,348,041,776       1,992,277,582
  -------------     -------------      ------------       ---------------     ---------------
  $ 923,709,636     $ 884,266,273      $ 25,996,304       $ 2,525,633,820     $ 2,348,041,776
  =============     =============      ============       ===============     ===============
  $     435,858     $  (1,261,215)     $        157       $    (2,223,824)    $    (9,880,808)

                                CORE PLUS
                          TOTAL RETURN PORTFOLIO
                  --------------------------------------
     FOR THE            FOR THE            FOR THE
    YEAR ENDED        YEAR ENDED          YEAR ENDED
     9/30/04            9/30/04            9/30/032
----------------- ------------------ -------------------
  $  33,037,063     $ 10,331,787        $  4,948,916
      7,771,479         (912,455)          3,953,424
    (17,841,712)         984,328              11,894
  -------------     --------------      -------------
     22,966,830       10,403,660           8,914,234
  -------------     --------------      -------------
    (15,750,126)      (9,749,470)         (6,432,996)
    (13,010,903)                (4)                 (5)
     (2,218,577)            (251)                   (4)
     (1,285,713)            (249)               (169)
       (339,078)          (1,831)             (1,471)
       (363,366)                (3)              (36)
  -------------     ---------------     --------------
    (32,967,763)      (9,751,808)         (6,434,681)
  -------------     --------------      --------------
     (8,456,396)      (2,841,616)           (525,738)
     (8,468,244)                (2)                -
     (1,395,950)                (2)                -
       (910,295)             (96)                (15)
       (311,883)            (900)                  -
       (351,717)                (2)                -
  -------------     ---------------     --------------
    (19,894,485)      (2,842,618)           (525,753)
  -------------     --------------      --------------
    (52,862,248)     (12,594,426)         (6,960,434)
  -------------     --------------      --------------
     69,338,781       63,092,827         126,877,504
  -------------     --------------      --------------
              -                -                   -
  -------------     --------------      --------------
     39,493,363       60,902,061         128,831,304
    884,266,273      224,336,184          95,504,880
  -------------     --------------      --------------
  $ 923,709,636     $ 285,238,245       $ 224,336,184
  =============     ==============      ==============
  $     435,858     $    228,560        $   (764,953)

                    102

                                BLACKROCK FUNDS
                STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                GOVERNMENT
                                                                             INCOME PORTFOLIO
                                                                    -----------------------------------
                                                                         FOR THE           FOR THE
                                                                        YEAR ENDED        YEAR ENDED
                                                                         9/30/04           9/30/032
                                                                    ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $   6,350,140     $   7,931,505
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................     (2,257,615)        3,859,186
  Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................      1,061,473        (1,289,325)
                                                                     -------------     -------------
  Net increase in net assets resulting from operations ............      5,153,998        10,501,366
                                                                     -------------     -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .................................................       (186,632)       (2,941,449)
  Institutional Class .............................................              -                 -
  Service Class ...................................................              -                 -
  Investor A Class ................................................     (3,390,674)       (3,920,267)
  Investor B Class ................................................     (1,246,261)       (1,808,311)
  Investor C Class ................................................       (688,847)         (890,807)
                                                                     -------------     -------------
  Total distributions from net investment income ..................     (5,512,414)       (9,560,834)
                                                                     -------------     -------------
 Capital:
  BlackRock Class .................................................              -                 -
  Institutional Class .............................................              -                 -
  Service Class ...................................................              -                 -
  Investor A Class ................................................              -                 -
  Investor B Class ................................................              -                 -
  Investor C Class ................................................              -                 -
                                                                     -------------     -------------
  Total distributions from capital ................................              -                 -
                                                                     -------------     -------------
 Net realized gains:
  BlackRock Class .................................................            (40)                -
  Institutional Class .............................................              -                 -
  Service Class ...................................................              -                 -
  Investor A Class ................................................     (1,252,750)       (1,211,930)
  Investor B Class ................................................       (740,622)         (391,017)
  Investor C Class ................................................       (407,937)         (177,059)
                                                                     -------------     -------------
  Total distributions from net realized gains .....................     (2,401,349)       (1,780,006)
                                                                     -------------     -------------
  Total distributions to shareholders .............................     (7,913,763)      (11,340,840)
                                                                     -------------     -------------
Capital share transactions ........................................     40,817,268        61,370,630
                                                                     -------------     -------------
Redemption fees ...................................................              -                 -
                                                                     -------------     -------------
  Total increase (decrease) in net assets .........................     38,057,503        60,531,156
Net assets:
  Beginning of period .............................................    169,994,540       109,463,384
                                                                     -------------     -------------
  End of period ...................................................  $ 208,052,043     $ 169,994,540
                                                                     =============     =============
  End of period undistributed net investment income (distributions
   in excess of net investment income) ............................  $   1,022,088     $    (519,087)

                                                                     INFLATION PROTECTED                 GNMA
                                                                        BOND PORTFOLIO                 PORTFOLIO
                                                                    --------------------- -----------------------------------
                                                                                               FOR THE           FOR THE
                                                                        FOR THE PERIOD        YEAR ENDED        YEAR ENDED
                                                                       6/28/041-9/30/04        9/30/04           9/30/032
                                                                    --------------------- ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................     $    226,154       $  12,573,800     $  14,538,596
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................          230,428             107,676         1,060,077
  Net unrealized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................          551,836          (2,663,323)       (4,479,346)
                                                                        ------------       -------------     -------------
  Net increase in net assets resulting from operations ............        1,008,418          10,018,153        11,119,327
                                                                        ------------       -------------     -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .................................................         (244,948)         (1,338,791)       (1,357,007)
  Institutional Class .............................................                -          (8,673,330)      (12,333,041)
  Service Class ...................................................                -             (93,657)          (75,619)
  Investor A Class ................................................             (116)           (947,977)         (915,781)
  Investor B Class ................................................              (29)         (1,270,170)       (1,423,856)
  Investor C Class ................................................                -          (1,985,772)       (2,276,734)
                                                                        ------------       -------------     -------------
  Total distributions from net investment income ..................         (245,093)        (14,309,697)      (18,382,038)
                                                                        ------------       -------------     -------------
 Capital:
  BlackRock Class .................................................                -                   -                 -
  Institutional Class .............................................                -                   -                 -
  Service Class ...................................................                -                   -                 -
  Investor A Class ................................................                -                   -                 -
  Investor B Class ................................................                -                   -                 -
  Investor C Class ................................................                -                   -                 -
                                                                        ------------       -------------     -------------
  Total distributions from capital ................................                -                   -                 -
                                                                        ------------       -------------     -------------
 Net realized gains:
  BlackRock Class .................................................                -                   -                 -
  Institutional Class .............................................                -                   -                 -
  Service Class ...................................................                -                   -                 -
  Investor A Class ................................................                -                   -                 -
  Investor B Class ................................................                -                   -                 -
  Investor C Class ................................................                -                   -                 -
                                                                        ------------       -------------     -------------
  Total distributions from net realized gains .....................                -                   -                 -
                                                                        ------------       -------------     -------------
  Total distributions to shareholders .............................         (245,093)        (14,309,697)      (18,382,038)
                                                                        ------------       -------------     -------------
Capital share transactions ........................................       20,160,373         (84,565,804)       85,516,111
                                                                        ------------       -------------     -------------
Redemption fees ...................................................                -                  15                 -
                                                                        ------------       -------------     -------------
  Total increase (decrease) in net assets .........................       20,923,698         (88,857,333)       78,253,400
Net assets:
  Beginning of period .............................................                -         336,418,538       258,165,138
                                                                        ------------       -------------     -------------
  End of period ...................................................     $ 20,923,698       $ 247,561,205     $ 336,418,538
                                                                        ============       =============     =============
  End of period undistributed net investment income (distributions
   in excess of net investment income) ............................     $     51,317       $    (325,015)    $  (1,617,894)

---------
1 Commencement of operations.
2 Refer to Section B of the Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      103

                                BLACKROCK FUNDS

               MANAGED                             INTERNATIONAL                            HIGH YIELD
          INCOME PORTFOLIO                         BOND PORTFOLIO                         BOND PORTFOLIO
-------------------------------------   ------------------------------------   -------------------------------------
     FOR THE             FOR THE             FOR THE            FOR THE             FOR THE             FOR THE
    YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
     9/30/04             9/30/032            9/30/04            9/30/03             9/30/04             9/30/03
-----------------   -----------------   ----------------   -----------------   -----------------   -----------------
 $   38,800,743      $   50,672,974      $   7,189,923       $   3,734,959       $  44,111,805       $  40,997,834
        196,121          33,216,227         10,996,047           1,888,540          33,594,357          12,455,790
    (11,092,359)        (15,588,620)           (64,501)         10,665,228          (6,063,310)         52,524,913
 --------------      --------------      -------------       -------------       -------------       -------------
     27,904,505          68,300,581         18,121,469          16,288,727          71,642,852         105,978,537
 --------------      --------------      -------------       -------------       -------------       -------------
              -                   -           (423,849)                  -          (6,682,859)         (7,201,283)
    (33,874,661)        (50,665,007)        (4,289,402)         (1,090,173)        (12,247,677)        (14,329,771)
     (3,677,325)         (5,092,302)        (2,578,046)           (879,879)         (7,116,452)         (5,011,712)
     (1,797,350)         (2,800,732)        (3,713,909)         (1,154,445)         (4,942,313)         (4,999,000)
       (330,340)           (466,236)          (425,800)           (222,829)         (6,367,995)         (7,093,599)
        (27,287)            (30,380)          (787,077)           (157,085)         (4,444,804)         (4,037,112)
 --------------      --------------      -------------       -------------       -------------       -------------
    (39,706,963)        (59,054,657)       (12,218,083)         (3,504,411)        (41,802,100)        (42,672,477)
 --------------      --------------      -------------       -------------       -------------       -------------
              -                   -                  -                   -                   -                   -
              -                   -                  -            (959,635)                  -                   -
              -                   -                  -            (727,598)                  -                   -
              -                   -                  -          (1,120,801)                  -                   -
              -                   -                  -            (196,022)                  -                   -
              -                   -                  -            (265,702)                  -                   -
 --------------      --------------      -------------       -------------       -------------       -------------
              -                   -                  -          (3,269,758)                  -                   -
 --------------      --------------      -------------       -------------       -------------       -------------
              -                   -                  -                   -                   -                   -
    (20,585,568)                  -                  -            (214,906)                  -                   -
     (2,347,707)                  -                  -            (205,184)                  -                   -
     (1,248,261)                  -                  -            (304,717)                  -                   -
       (267,625)                  -                  -             (78,456)                  -                   -
        (19,166)                  -                  -             (63,113)                  -                   -
 --------------      --------------      -------------       -------------       -------------       -------------
    (24,468,327)                  -                  -            (866,376)                  -                   -
 --------------      --------------      -------------       -------------       -------------       -------------
    (64,175,290)        (59,054,657)       (12,218,083)         (7,640,545)        (41,802,100)        (42,672,477)
 --------------      --------------      -------------       -------------       -------------       -------------
   (157,771,373)       (169,624,908)       201,930,564          87,478,509          22,209,066         258,632,905
 --------------      --------------      -------------       -------------       -------------       -------------
              -                   -             47,581                   -              56,693                   -
 --------------      --------------      -------------       -------------       -------------       -------------
   (194,042,158)       (160,378,984)       207,881,531          96,126,691          52,106,511         321,938,965
    963,846,576       1,124,225,560        218,307,258         122,180,567         576,071,229         254,132,264
 --------------      --------------      -------------       -------------       -------------       -------------
 $  769,804,418      $  963,846,576      $ 426,188,789       $ 218,307,258       $ 628,177,740       $ 576,071,229
 ==============      ==============      =============       =============       =============       =============
 $      284,886      $      611,589      $   2,946,297       $  (3,734,044)      $  (1,207,716)      $  (3,485,912)

                                      104

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                        NET GAIN                                          NET
                                     ASSET                      (LOSS) ON       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                     VALUE         NET         INVESTMENTS         FROM NET        FROM NET       VALUE
                                   BEGINNING   INVESTMENT     (BOTH REALIZED      INVESTMENT       REALIZED       END OF
                                   OF PERIOD    INCOME14    AND UNREALIZED)14      INCOME6          GAINS         PERIOD
                                  =========== ============ =================== =============== =============== ===========
     --------------
     Enhanced Income Portfolio
     --------------
     BlackRock Class
     3/04/041 through 9/30/04      $   10.00   $   0.117       $   (0.05)        $   (0.12)       $      -      $   9.94
     Institutional Class
     3/19/041 through 9/30/04      $   10.00   $   0.097       $   (0.05)        $   (0.10)       $      -      $   9.94
     Service Class
     3/19/041 through 9/30/04      $   10.00   $   0.147       $   (0.08)        $   (0.20)       $      -      $   9.86
     Investor A Class
     3/19/041 through 9/30/04      $   10.00   $   0.067       $   (0.07)        $   (0.06)       $      -      $   9.93
     ---------------
     Low Duration Bond Portfolio
     ---------------
     BlackRock Class
     9/30/04                       $   10.23   $   0.237       $   (0.11)        $   (0.21)      $   (0.04)     $  10.09
     9/30/03                           10.25       0.30             0.01           (0.32)        (0.01)        10.23
     9/30/02                           10.20       0.42             0.13           (0.45)        (0.05)        10.25
     9/30/01                            9.81       0.57             0.42           (0.60)              -         10.20
     9/30/00                            9.82       0.61          (0.01)          (0.61)              -          9.81
     Institutional Class
     9/30/04                       $   10.23   $   0.217       $   (0.11)        $   (0.20)      $   (0.04)     $  10.09
     9/30/03                           10.25       0.26             0.03           (0.30)        (0.01)        10.23
     9/30/02                           10.21       0.41             0.12           (0.44)        (0.05)        10.25
     9/30/01                            9.82       0.56             0.41           (0.58)              -         10.21
     9/30/00                            9.82       0.61          (0.01)          (0.60)              -          9.82
     Service Class
     9/30/04                       $   10.23   $   0.197       $   (0.12)        $   (0.17)      $   (0.04)     $  10.09
     9/30/03                           10.25       0.24             0.02           (0.27)        (0.01)        10.23
     9/30/02                           10.21       0.38             0.12           (0.41)        (0.05)        10.25
     9/30/01                            9.82       0.53             0.41           (0.55)              -         10.21
     9/30/00                            9.82       0.57                -           (0.57)              -          9.82
     Investor A Class
     9/30/04                       $   10.24   $   0.187       $   (0.12)        $   (0.16)      $   (0.04)     $  10.10
     9/30/03                           10.26       0.21             0.04           (0.26)        (0.01)        10.24
     9/30/02                           10.21       0.36             0.13           (0.39)        (0.05)        10.26
     9/30/01                            9.82       0.52             0.41           (0.54)              -         10.21
     9/30/00                            9.82       0.55                -           (0.55)              -          9.82
     Investor B Class
     9/30/04                       $   10.23   $   0.107       $   (0.11)        $   (0.09)      $   (0.04)     $  10.09
     9/30/03                           10.25       0.15             0.03           (0.19)        (0.01)        10.23
     9/30/02                           10.21       0.29             0.12           (0.32)        (0.05)        10.25
     9/30/01                            9.82       0.44             0.41           (0.46)              -         10.21
     9/30/00                            9.82       0.48                -           (0.48)              -          9.82
     Investor C Class
     9/30/04                       $   10.23   $   0.107       $   (0.11)        $   (0.09)      $   (0.04)     $  10.09
     9/30/03                           10.25       0.15             0.03           (0.19)        (0.01)        10.23
     9/30/02                           10.21       0.30             0.11           (0.32)        (0.05)        10.25
     9/30/01                            9.82       0.44             0.41           (0.46)              -         10.21
     9/30/00                            9.82       0.48                -           (0.48)              -          9.82
     ---------------------
     Intermediate Government Bond Portfolio
     ---------------------
     Institutional Class
     9/30/04                       $   10.63   $   0.387       $   (0.17)        $   (0.39)      $       -      $  10.45
     9/30/03                           10.82       0.48          (0.15)          (0.52)              -         10.63
     9/30/02                           10.55       0.55             0.26           (0.54)              -         10.82
     9/30/01                            9.91       0.61             0.63           (0.60)              -         10.55
     9/30/00                            9.89       0.61             0.01           (0.59)        (0.01)         9.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      105

                                BLACKROCK FUNDS

                                               RATIO OF NET                                             RATIO OF NET
                                               EXPENSES TO                                               INVESTMENT
                      NET                      AVERAGE NET       RATIO OF TOTAL                            INCOME
                     ASSETS    RATIO OF NET       ASSETS      EXPENSES TO AVERAGE      RATIO OF NET      TO AVERAGE
                     END OF     EXPENSES TO     (EXCLUDING         NET ASSETS       INVESTMENT INCOME    NET ASSETS    PORTFOLIO
      TOTAL          PERIOD     AVERAGE NET      INTEREST          (EXCLUDING         TO AVERAGE NET     (EXCLUDING    TURNOVER
      RETURN         (000)        ASSETS         EXPENSE)           WAIVERS)             ASSETS14        WAIVERS)14      RATE
================= =========== ============== =============== ===================== =================== ============== ==========
      0.58%     $   18,677      0.17%2          0.17%2             0.47%2              1.07%2             0.78%2       208%

      0.40%     $   35,967      0.21%2          0.21%2             0.51%2              0.93%2             0.63%2       208%
      0.61%     $       -       0.50%2          0.50%2             1.05%2              1.45%2             0.90%2       208%

     (0.12)%3      $       -      (0.10)%2        (0.10)%2           (0.10)%2             0.56%2             0.57%2       208%
      1.18%     $  772,355      0.40%        0.40%           0.65%             2.25%           1.99%      216%
      2.98            625,363      0.40            0.40               0.67                 2.31              2.04         195
      5.58            281,844      0.40            0.40               0.79                 3.86              3.47         195
     10.38            114,205      0.99            0.40               1.28                 5.78              5.48         168
      6.35             86,868      2.25            0.40               2.66                 6.30              5.89         182

      1.03%     $  477,622      0.55%        0.55%           0.78%             2.09%           1.86%      216%
      2.82            477,420      0.55            0.55               0.80                 2.28              2.03         195
      5.32            298,698      0.55            0.55               0.81                 3.76              3.50         195
     10.21            135,243      1.24            0.55               1.52                 5.64              5.36         168
      6.29            126,818      2.43            0.55               2.71                 6.16              5.88         182
      0.73%     $  345,733      0.84%        0.84%           1.07%             1.83%           1.60%      216%
      2.52            248,426      0.85            0.85               1.10                 1.94              1.69         195
      5.01            120,857      0.85            0.85               1.11                 3.40              3.15         195
      9.88             42,909      1.41            0.85               1.68                 5.25              4.97         168
      5.98             19,745      2.77            0.85               3.05                 5.86              5.58         182

      0.69%3       $   87,317      0.88%        0.88%           1.27%             1.74%           1.35%      216%
      2.473           102,047      0.90            0.90               1.20                 1.91              1.61         195
      4.933            69,211      1.02            1.02               1.27                 3.18              2.93         195
      9.703            12,808      1.43            1.00               1.70                 4.91              4.64         168
      5.803             2,512      2.94            1.02               3.22                 5.69              5.41         182
    (0.06)%4      $  66,253       1.63%        1.63%           1.92%             1.00%           0.71%      216%
      1.704            83,937      1.65            1.65               1.95                 1.17              0.87         195
      4.054            53,087      1.77            1.77               2.02                 2.48              2.23         195
      8.894            20,485      2.28            1.76               2.55                 4.29              4.02         168
      5.014             8,142      3.66            1.77               3.94                 4.93              4.65         182

     (0.06)%4      $  124,548      1.63%        1.63%           1.93%             0.98%           0.69%      216%
      1.704           198,234      1.65            1.65               1.95                 1.16              0.86         195
      4.054           118,851      1.77            1.77               2.00                 2.30              2.05         195
      8.894             9,282      1.99            1.72               2.26                 4.04              3.77         168
      5.014               807      3.69            1.77               3.97                 4.96              4.68         182
      2.01%     $  236,212      0.60%        0.60%           0.84%             3.62%           3.38%      200%
      3.09            230,609      0.60            0.60               0.85                 4.51              4.26         143
      7.97            281,983      0.60            0.60               0.83                 5.38              5.16         183
     12.90            309,383      1.33            0.60               1.54                 5.98              5.76         157
      6.54            325,510      1.02            0.60               1.23                 6.17              5.96         131

                    106

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                        NET GAIN                                          NET
                              ASSET                      (LOSS) ON       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                              VALUE         NET         INVESTMENTS         FROM NET        FROM NET       VALUE
                            BEGINNING   INVESTMENT     (BOTH REALIZED      INVESTMENT       REALIZED       END OF
                            OF PERIOD    INCOME14    AND UNREALIZED)14      INCOME6          GAINS         PERIOD
                           =========== ============ =================== =============== =============== ===========
     ---------------------------
     Intermediate Government Bond Portfolio (Continued)
     ---------------------------
     Service Class
     9/30/04                $  10.62     $  0.357       $   (0.17)        $   (0.36)       $      -      $   10.44
     9/30/03                   10.81        0.45          (0.16)          (0.48)              -          10.62
     9/30/02                   10.55        0.52             0.25           (0.51)              -          10.81
     9/30/01                    9.91        0.58             0.63           (0.57)              -          10.55
     9/30/00                    9.89        0.58             0.01           (0.56)        (0.01)          9.91
     Investor A Class
     9/30/04                $  10.65     $  0.337       $   (0.17)        $   (0.34)       $      -      $   10.47
     9/30/03                   10.84        0.44          (0.16)          (0.47)              -          10.65
     9/30/02                   10.57        0.51             0.25           (0.49)              -          10.84
     9/30/01                    9.91        0.56             0.65           (0.55)              -          10.57
     9/30/00                    9.89        0.55             0.02           (0.54)        (0.01)          9.91
     Investor B Class
     9/30/04                $  10.62     $  0.257       $   (0.16)        $   (0.26)       $      -      $   10.45
     9/30/03                   10.82        0.34          (0.15)          (0.39)              -          10.62
     9/30/02                   10.55        0.43             0.25           (0.41)              -          10.82
     9/30/01                    9.91        0.49             0.63           (0.48)              -          10.55
     9/30/00                    9.89        0.48             0.02           (0.47)        (0.01)          9.91
     Investor C Class
     9/30/04                $  10.63     $  0.267       $   (0.17)        $   (0.26)       $      -      $   10.46
     9/30/03                   10.83        0.34          (0.15)          (0.39)              -          10.63
     9/30/02                   10.55        0.42             0.27           (0.41)              -          10.83
     9/30/01                    9.91        0.49             0.63           (0.48)              -          10.55
     9/30/00                    9.89        0.48             0.02           (0.47)        (0.01)          9.91
     --------------
     Intermediate Bond Portfolio
     --------------
     BlackRock Class
     9/30/04                $   9.89     $  0.357       $   (0.09)        $   (0.36)      $   (0.22)     $    9.57
     9/30/03                    9.81        0.49             0.13           (0.52)        (0.02)          9.89
     9/30/02                    9.72        0.55             0.18           (0.54)        (0.10)          9.81
     9/30/01                    9.13        0.57             0.61           (0.59)              -           9.72
     9/30/00                    9.10        0.58             0.03           (0.58)              -           9.13
     Institutional Class
     9/30/04                $   9.89     $  0.347       $   (0.10)        $   (0.34)      $   (0.22)     $    9.57
     9/30/03                    9.81        0.47             0.14           (0.51)        (0.02)          9.89
     9/30/02                    9.71        0.54             0.19           (0.53)        (0.10)          9.81
     9/30/01                    9.13        0.57             0.59           (0.58)              -           9.71
     9/30/00                    9.10        0.58             0.02           (0.57)              -           9.13
     Service Class
     9/30/04                $   9.89     $  0.317       $   (0.10)        $   (0.31)      $   (0.22)     $    9.57
     9/30/03                    9.81        0.44             0.14           (0.48)        (0.02)          9.89
     9/30/02                    9.71        0.52             0.18           (0.50)        (0.10)          9.81
     9/30/01                    9.13        0.53             0.60           (0.55)              -           9.71
     9/30/00                    9.10        0.55             0.02           (0.54)              -           9.13
     Investor A Class
     9/30/04                $   9.88     $  0.317       $   (0.09)        $   (0.31)      $   (0.22)     $    9.57
     9/30/03                    9.81        0.43             0.14           (0.48)        (0.02)          9.88
     9/30/02                    9.71        0.49             0.19           (0.48)        (0.10)          9.81
     9/30/01                    9.12        0.52             0.61           (0.54)              -           9.71
     9/30/00                    9.10        0.53             0.02           (0.53)              -           9.12
     Investor B Class
     9/30/04                $   9.89     $  0.237       $   (0.09)        $   (0.24)      $   (0.22)     $    9.57
     9/30/03                    9.81        0.36             0.14           (0.40)        (0.02)          9.89
     9/30/02                    9.72        0.43             0.17           (0.41)        (0.10)          9.81
     9/30/01                    9.13        0.45             0.61           (0.47)              -           9.72
     9/30/00                    9.10        0.47             0.02           (0.46)              -           9.13

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      107

                                BLACKROCK FUNDS

                                                                                                  RATIO OF NET
                                               RATIO OF NET     RATIO OF TOTAL                     INVESTMENT
                   NET                         EXPENSES TO         EXPENSES       RATIO OF NET       INCOME
                  ASSETS     RATIO OF NET      AVERAGE NET        TO AVERAGE       INVESTMENT      TO AVERAGE
                  END OF      EXPENSES TO         ASSETS          NET ASSETS         INCOME        NET ASSETS   PORTFOLIO
    TOTAL         PERIOD      AVERAGE NET       (EXCLUDING        (EXCLUDING     TO AVERAGE NET    (EXCLUDING   TURNOVER
    RETURN        (000)         ASSETS      INTEREST EXPENSE)      WAIVERS)         ASSETS14       WAIVERS)14     RATE
============= ============= ============== =================== ================ ================ ============= ==========
     1.71%   $    1,235         0.86%            0.86%              1.08%            3.38%          3.16%       200%
     2.79           1,447         0.90             0.90               1.15             4.22           3.97        143
     7.56           2,007         0.91             0.90               1.12             5.34           5.12        183
    12.56          32,336         1.56             0.90               1.78             5.66           5.44        157
     6.23          25,325         1.32             0.90               1.54             5.86           5.65        131

     1.54%3    $   43,500         1.05%            1.05%              1.33%            3.17%          2.89%       200%
     2.603         54,693         1.07             1.07               1.32             3.99           3.75        143
     7.463         52,507         1.08             1.07               1.30             4.83           4.61        183
    12.583         14,033         1.64             1.04               1.85             5.30           5.09        157
     6.053          9,262         1.47             1.08               1.69             5.66           5.45        131
     0.88%4    $   10,533         1.80%            1.80%              1.98%            2.43%          2.25%       200%
     1.754         12,312         1.82             1.82               2.06             3.22           2.97        143
     6.684          8,197         1.81             1.81               2.04             4.00           3.78        183
    11.554          3,518         2.34             1.81               2.56             4.68           4.47        157
     5.264          1,398         2.24             1.81               2.45             4.96           4.75        131

     0.88%4    $   14,194         1.80%            1.80%              1.98%            2.45%          2.27%       200%
     1.754         18,028         1.82             1.82               2.06             3.13           2.89        143
     6.774          7,389         1.81             1.81               2.03             3.93           3.71        183
    11.554          1,677         2.24             1.77               2.45             4.58           4.37        157
     5.264            598         2.23             1.81               2.44             4.87           4.66        131
     2.72%   $  444,821         0.45%            0.45%              0.69%            3.67%          3.43%       216%
     6.56         392,112         0.45             0.45               0.69             4.92           4.68        220
     7.87         371,857         0.48             0.45               0.81             5.80           5.48        239
    13.39         524,046         0.70             0.45               0.92             6.08           5.86        250
     7.05         152,412         1.24             0.45               1.59             6.57           6.22        199

     2.57%   $  332,460         0.60%            0.60%              0.81%            3.53%          3.32%       216%
     6.40         371,079         0.61             0.60               0.84             4.81           4.59        220
     7.82         378,616         0.63             0.60               0.84             5.66           5.45        239
    13.11         502,749         0.95             0.60               1.16             6.03           5.83        250
     6.89         516,538         1.43             0.60               1.65             6.42           6.20        199
     2.26%   $   84,013         0.89%            0.89%              1.10%            3.23%          3.02%       216%
     6.08          56,632         0.89             0.89               1.11             4.44           4.22        220
     7.50          35,198         0.94             0.90               1.15             5.36           5.15        239
    12.77          35,351         1.21             0.90               1.41             5.70           5.49        250
     6.57          25,242         1.74             0.90               1.96             6.11           5.89        199

     2.33%3    $   33,977         0.93%            0.93%              1.29%            3.20%          2.83%       216%
     5.923         38,547         0.94             0.94               1.21             4.46           4.19        220
     7.323         26,805         1.12             1.07               1.33             5.22           5.01        239
    12.583          7,106         1.33             1.06               1.54             5.44           5.24        250
     6.273          3,398         1.95             1.08               2.16             5.98           5.76        199
     1.46%4    $   14,106         1.68%            1.68%              1.94%            2.45%          2.18%       216%
     5.244         12,850         1.69             1.69               1.96             3.67           3.40        220
     6.414          6,291         1.86             1.81               2.07             4.45           4.24        239
    11.874          2,933         2.05             1.80               2.25             4.67           4.47        250
     5.604          1,071         2.66             1.82               2.87             5.19           4.97        199

                    108

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           NET                        NET GAIN                                          NET
                                          ASSET                      (LOSS) ON       DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                          VALUE         NET         INVESTMENTS         FROM NET        FROM NET       VALUE
                                        BEGINNING   INVESTMENT     (BOTH REALIZED      INVESTMENT       REALIZED       END OF
                                        OF PERIOD    INCOME14    AND UNREALIZED)14      INCOME6          GAINS         PERIOD
                                       =========== ============ =================== =============== =============== ===========
     ---------------------
     Intermediate Bond Portfolio (Continued)
     ---------------------
     Investor C Class
     9/30/04                            $   9.89    $   0.237       $   (0.09)        $   (0.24)      $   (0.22)     $   9.57
     9/30/03                                9.82        0.35             0.14           (0.40)        (0.02)         9.89
     9/30/02                                9.72        0.42             0.19           (0.41)        (0.10)         9.82
     9/30/01                                9.14        0.45             0.60           (0.47)              -          9.72
     9/30/00                                9.10        0.46             0.04           (0.46)              -          9.14
     -----------------
     Intermediate PLUS Bond Portfolio
     -----------------
     BlackRock Class
     08/18/041 through 9/30/04          $  10.00    $   0.107       $   (0.04)        $   (0.05)      $       -      $  10.01
     Institutional Class
     08/18/041 through 9/30/04          $  10.00    $   0.067       $       -         $       -       $       -      $  10.06
     Service Class
     08/18/041 through 9/30/04          $  10.00    $   0.017       $    0.03         $       -       $       -      $  10.04
     Investor A Class
     08/18/041 through 9/30/04          $  10.00    $   0.067       $       -         $       -       $       -      $  10.06
     Investor B Class
     08/18/041 through 9/30/04          $  10.00    $   0.067       $       -         $       -       $       -      $  10.06
     Investor C Class
     08/18/041 through 9/30/04          $  10.00    $   0.067       $       -         $       -       $       -      $  10.06
     -----------------
     Core Bond Total Return Portfolio
     -----------------
     BlackRock Class
     9/30/04                            $  10.03    $   0.407       $   (0.06)        $   (0.36)      $   (0.25)     $   9.76
     9/30/03                               10.02        0.45             0.16           (0.55)        (0.05)        10.03
     9/30/02                                9.98        0.54             0.20           (0.58)        (0.12)        10.02
     9/30/01                                9.36        0.58             0.62           (0.58)              -          9.98
     9/30/00                                9.31        0.61             0.05           (0.60)        (0.01)         9.36
     Institutional Class
     9/30/04                            $  10.01    $   0.397       $   (0.04)        $   (0.37)      $   (0.25)     $   9.74
     9/30/03                               10.00        0.44             0.16           (0.54)        (0.05)        10.01
     9/30/02                                9.98        0.53             0.18           (0.57)        (0.12)        10.00
     9/30/01                                9.36        0.57             0.62           (0.57)              -          9.98
     9/30/00                                9.31        0.60             0.05           (0.59)        (0.01)         9.36
     Service Class
     9/30/04                            $  10.01    $   0.367       $   (0.04)        $   (0.34)      $   (0.25)     $   9.74
     9/30/03                                9.99        0.42             0.16           (0.51)        (0.05)        10.01
     9/30/02                                9.98        0.52             0.15           (0.54)        (0.12)         9.99
     9/30/01                                9.36        0.54             0.62           (0.54)              -          9.98
     9/30/00                                9.31        0.57             0.05           (0.56)        (0.01)         9.36
     Investor A Class
     9/30/04                            $  10.01    $   0.357       $   (0.02)        $   (0.34)      $   (0.25)     $   9.75
     9/30/03                               10.00        0.40             0.16           (0.50)        (0.05)        10.01
     9/30/02                                9.99        0.47             0.18           (0.52)        (0.12)        10.00
     9/30/01                                9.36        0.53             0.62           (0.52)              -          9.99
     9/30/00                                9.31        0.55             0.05           (0.54)        (0.01)         9.36
     Investor B Class
     9/30/04                            $  10.01    $   0.287       $   (0.02)        $   (0.27)      $   (0.25)     $   9.75
     9/30/03                               10.00        0.33             0.16           (0.43)        (0.05)        10.01
     9/30/02                                9.98        0.41             0.18           (0.45)        (0.12)        10.00
     9/30/01                                9.35        0.46             0.62           (0.45)              -          9.98
     9/30/00                                9.31        0.48             0.04           (0.47)        (0.01)         9.35
     Investor C Class
     9/30/04                            $  10.02    $   0.287       $   (0.03)        $   (0.27)      $   (0.25)     $   9.75
     9/30/03                               10.01        0.33             0.16           (0.43)        (0.05)        10.02
     9/30/02                                9.99        0.42             0.17           (0.45)        (0.12)        10.01
     9/30/01                                9.35        0.46             0.63           (0.45)              -          9.99
     9/30/00                                9.31        0.47             0.05           (0.47)        (0.01)         9.35

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      109

                                BLACKROCK FUNDS

                                               RATIO OF NET                                     RATIO OF NET
                                               EXPENSES TO    RATIO OF TOTAL                     INVESTMENT
                     NET                       AVERAGE NET       EXPENSES       RATIO OF NET       INCOME
                   ASSETS      RATIO OF NET       ASSETS        TO AVERAGE       INVESTMENT      TO AVERAGE
                   END OF       EXPENSES TO     (EXCLUDING      NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
     TOTAL         PERIOD       AVERAGE NET      INTEREST       (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
    RETURN          (000)         ASSETS         EXPENSE)        WAIVERS)         ASSETS14       WAIVERS)14      RATE
============== ============== ============== =============== ================ ================ ============== ==========
      1.46%4   $    14,334       1.67%        1.67%        1.93%          2.45%         2.18%       216%
      5.134         13,046       1.68            1.68            1.95              3.51            3.25          220
      6.524          3,950       1.85            1.80            2.06              4.37            4.16          239
     11.744            885       2.11            1.81            2.31              4.74            4.54          250
      5.714            475       2.71            1.82            2.92              5.20            4.98          199
      0.57%  $    25,918       0.11%2          0.11%2          0.27%2            1.05%2          0.88%2        114%

      0.60%  $         -      (0.18)%2        (0.18)%2        (0.17)%2           0.57%2          0.56%2        114%
      0.40%  $         -       0.71%2          0.71%2          1.04%2            0.10%2          0.23%2        114%

      0.60%3   $         -      (0.18)%2        (0.18)%2        (0.17)%2           0.57%2          0.56%2        114%
      0.60%4   $         -      (0.18)%2        (0.18)%2        (0.17)%2           0.57%2          0.56%2        114%

      0.60%4   $         -      (0.18)%2        (0.18)%2        (0.17)%2           0.57%2          0.56%2        114%
      3.83%  $ 1,400,826       0.40%        0.40%        0.63%          4.13%         3.89%       360%
      6.33       1,035,461       0.40            0.40            0.65              4.52            4.28         6599
      7.74         763,736       0.46            0.40            0.79              5.48            5.14          359
     13.21         530,153       0.47            0.40            0.72              6.04            5.80          304
      7.45         320,489       0.62            0.40            0.99              6.66            6.29          248

      3.68%  $   697,687       0.55%        0.55%        0.76%          3.97%         3.76%       360%
      6.19         907,864       0.55            0.55            0.78              4.44            4.21         6599
      7.36         918,935       0.60            0.55            0.82              5.36            5.14          359
     13.04       1,088,073       0.63            0.55            0.85              5.91            5.68          304
      7.29       1,051,089       0.78            0.55            1.02              6.48            6.24          248
      3.38%  $   152,085       0.84%        0.84%        1.05%          3.69%         3.48%       360%
      5.98         139,499       0.85            0.85            1.08              4.09            3.86         6599
      6.94         115,774       0.91            0.85            1.13              5.07            4.85          359
     12.71         112,748       0.91            0.85            1.13              5.56            5.34          304
      6.98          59,334       1.11            0.85            1.35              6.16            5.92          248

      3.44%3   $   132,561       0.88%        0.88%        1.23%          3.65%         3.30%       360%
      5.813        113,190       0.90            0.90            1.25              4.01            3.66         6599
      6.753         90,460       1.08            1.02            1.30              4.89            4.67          359
     12.633         22,123       1.07            1.02            1.28              5.34            5.13          304
      5.893          6,977       1.27            1.02            1.51              5.96            5.72          248
      2.66%4   $    56,758       1.63%        1.63%        1.88%          2.88%         2.63%       360%
      5.034         70,550       1.65            1.65            2.00              3.26            2.91         6599
      6.064         56,047       1.83            1.76            2.04              4.14            3.92          359
     11.694         36,314       1.81            1.75            2.02              4.62            4.41          304
      5.894         12,189       2.04            1.77            2.28              5.23            4.99          248

      2.56%4   $    85,717       1.62%        1.62%        1.87%          2.89%         2.64%       360%
      5.024         81,478       1.65            1.65            2.00              3.22            2.87         6599
      6.064         47,326       1.82            1.76            2.04              4.14            3.92          359
     11.804         21,678       1.79            1.75            2.00              4.57            4.36          304
      6.004          2,911       2.07            1.77            2.31              5.17            4.93          248

                    110

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           NET                          NET GAIN
                                          ASSET          NET           (LOSS) ON
                                          VALUE      INVESTMENT       INVESTMENTS
                                        BEGINNING      INCOME        (BOTH REALIZED
                                        OF PERIOD     (LOSS)14     AND UNREALIZED)14
                                       =========== ============== ===================
     -----------------
     Core PLUS Total Return Portfolio
     -----------------
     BlackRock Class
     9/30/04                            $   10.46    $   0.387        $   (0.01)
     9/30/03                                10.31       0.42               0.29
     12/7/011 through 9/30/02               10.00       0.40               0.32
     Institutional Class
     9/30/04                            $   10.46    $   0.287        $    0.02
     9/30/03                                10.31       0.40               0.29
     12/7/011 through 9/30/02               10.00       0.24               0.47
     Service Class
     9/30/04                            $   10.46    $   0.387        $    0.01
     9/30/03                                10.31       0.37               0.29
     12/7/011 through 9/30/02               10.00       0.23               0.48
     Investor A Class
     9/30/04                            $   10.46    $   0.337        $       -
     9/30/03                                10.31       0.37               0.29
     12/7/011 through 9/30/02               10.00       0.08               0.59
     Investor B Class
     9/30/04                            $   10.46    $   0.257        $       -
     9/30/03                                10.31       0.29               0.29
     12/7/011 through 9/30/02               10.00       0.43               0.21
     Investor C Class
     9/30/04                            $   10.46    $   0.277        $   (0.03)
     9/30/03                                10.31       0.29               0.29
     12/7/011 through 9/30/02               10.00       0.43               0.21
     ---------------
     Government Income Portfolio
     ---------------
     BlackRock Class
     9/30/04                            $   11.34    $   0.477        $   (0.05)
     02/10/031 through 9/30/03              11.27       0.607           (0.19)
     Investor A Class
     9/30/04                            $   11.33    $   0.407        $   (0.04)
     9/30/03                                11.40       0.347              0.14
     9/30/02                                10.99       0.457              0.74
     9/30/01                                10.03       0.56               0.94
     9/30/00                                 9.92       0.56               0.13
     Investor B Class
     9/30/04                            $   11.33    $   0.317        $   (0.03)
     9/30/03                                11.40       0.307              0.10
     9/30/02                                10.98       0.397              0.73
     9/30/01                                10.03       0.48               0.93
     9/30/00                                 9.92       0.49               0.13
     Investor C Class
     9/30/04                            $   11.31    $   0.317        $   (0.03)
     9/30/03                                11.38       0.307              0.10
     9/30/02                                10.97       0.367              0.75
     9/30/01                                10.02       0.47               0.94
     9/30/00                                 9.92       0.49               0.12
     -----------------
     Inflation Protected Bond Portfolio
     -----------------
     BlackRock Class
     06/28/041 through 9/30/04          $   10.00    $   0.127        $    0.38
     Institutional Class
     06/28/041 through 9/30/04          $   10.00    $   0.167        $    0.38
     Service Class
     06/28/041 through 9/30/04          $   10.00    $   (0.02)7      $    0.41

                                                                                            NET
                                        DISTRIBUTIONS                   DISTRIBUTIONS      ASSET
                                           FROM NET     DISTRIBUTIONS      FROM NET        VALUE
                                          INVESTMENT         FROM          REALIZED       END OF
                                           INCOME6         CAPITAL          GAINS         PERIOD
                                       =============== =============== =============== ============
     -----------------
     Core PLUS Total Return Portfolio
     -----------------
     BlackRock Class
     9/30/04                             $   (0.36)       $      -       $   (0.13)     $   10.34
     9/30/03                               (0.50)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.41)              -               -          10.31
     Institutional Class
     9/30/04                             $   (0.35)       $      -       $   (0.13)     $   10.28
     9/30/03                               (0.48)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.40)              -               -          10.31
     Service Class
     9/30/04                             $   (0.32)       $      -       $   (0.13)     $   10.40
     9/30/03                               (0.45)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.40)              -               -          10.31
     Investor A Class
     9/30/04                             $   (0.31)       $      -       $   (0.13)     $   10.35
     9/30/03                               (0.45)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.36)              -               -          10.31
     Investor B Class
     9/30/04                             $   (0.24)       $      -       $   (0.13)     $   10.34
     9/30/03                               (0.37)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.33)              -               -          10.31
     Investor C Class
     9/30/04                             $   (0.24)       $      -       $   (0.13)     $   10.33
     9/30/03                               (0.37)              -         (0.06)         10.46
     12/7/011 through 9/30/02              (0.33)              -               -          10.31
     ---------------
     Government Income Portfolio
     ---------------
     BlackRock Class
     9/30/04                             $   (0.42)       $      -       $   (0.16)     $   11.18
     02/10/031 through 9/30/03             (0.34)              -               -          11.34
     Investor A Class
     9/30/04                             $   (0.36)       $      -       $   (0.16)     $   11.18
     9/30/03                               (0.46)              -         (0.09)         11.33
     9/30/02                               (0.51)              -         (0.27)         11.40
     9/30/01                               (0.54)              -               -          10.99
     9/30/00                               (0.54)          (0.04)              -          10.03
     Investor B Class
     9/30/04                             $   (0.27)       $      -       $   (0.16)     $   11.18
     9/30/03                               (0.38)              -         (0.09)         11.33
     9/30/02                               (0.43)              -         (0.27)         11.40
     9/30/01                               (0.46)              -               -          10.98
     9/30/00                               (0.47)          (0.04)              -          10.03
     Investor C Class
     9/30/04                             $   (0.27)       $      -       $   (0.16)     $   11.16
     9/30/03                               (0.38)              -         (0.09)         11.31
     9/30/02                               (0.43)              -         (0.27)         11.38
     9/30/01                               (0.46)              -               -          10.97
     9/30/00                               (0.47)          (0.04)              -          10.02
     -----------------
     Inflation Protected Bond
Portfolio
     -----------------
     BlackRock Class
     06/28/041 through 9/30/04           $   (0.12)       $      -       $       -      $   10.38
     Institutional Class
     06/28/041 through 9/30/04           $       -        $      -       $       -      $   10.54
     Service Class
     06/28/041 through 9/30/04           $       -        $      -       $       -      $   10.39

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      111

                                BLACKROCK FUNDS

                                                                                                   RATIO OF NET
                                                RATIO OF NET     RATIO OF TOTAL                     INVESTMENT
                     NET                        EXPENSES TO         EXPENSES       RATIO OF NET       INCOME
                   ASSETS     RATIO OF NET      AVERAGE NET        TO AVERAGE       INVESTMENT      TO AVERAGE
                   END OF      EXPENSES TO         ASSETS          NET ASSETS         INCOME        NET ASSETS   PORTFOLIO
     TOTAL         PERIOD      AVERAGE NET       (EXCLUDING        (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
     RETURN         (000)        ASSETS      INTEREST EXPENSE)      WAIVERS)         ASSETS14       WAIVERS)14      RATE
=============== ============ ============== =================== ================ ================ ============= ===========
      3.65%    $ 285,096       0.40%         0.40%           0.71%         3.68%       3.37%         412%
     7.00          224,248      0.40             0.40               0.75             3.61           3.26          1,02110
     7.37           95,503      0.322            0.322              0.722            3.942          3.542             330

      2.91%    $       -       1.12%         0.97%           1.34%         2.73%       2.52%         412%
     6.84                -      0.55             0.55               0.90             3.47           3.12          1,02110
     7.21                -      0.522            0.522              0.932            3.802          3.382             330

      3.78%    $      29       0.78%         0.78%           1.07%         3.74%       3.45%         412%
     6.53                -      0.85             0.85               1.20             3.17           2.82          1,02110
     7.22                -      0.822            0.822              1.232            3.502          3.08              330

       3.25%3    $       9       0.86%         0.86%           1.28%         3.21%       2.79%         412%
     6.473               8      0.90             0.90               1.25             3.12           2.77          1,02110
     6.883               2      0.992            0.992              1.402            3.332          2.912             330

       2.38%4    $     103       1.63%         1.63%           1.97%         2.46%       2.12%         412%
     5.684              80      1.65             1.65               2.00             2.36           2.01          1,02110
     6.464               -      1.742            1.742              2.152            2.582          2.162             330

       2.28%4    $       -       0.07%         0.07%           0.20%         2.67%       2.54%         412%
     5.684               -      1.65             1.65               2.00             2.37           2.02          1,02110
     6.464               -      1.742            1.742              2.152            2.582          2.162             330
      3.85%    $  10,899       0.44%         0.44%           0.78%         4.25%       3.92%         345%
     3.68                3      0.292            0.292              0.472            2.952          2.762         1,98111

       3.34%3    $ 126,332       0.98%         0.98%           1.38%         3.63%       3.23%         345%
     4.343          86,559      1.07             1.07               1.34             3.05           2.78          1,98111
    11.473          42,845      1.11             1.07               1.41             4.26           3.97              615
    15.363          12,040      1.31             1.06               1.60             5.25           4.96              849
     7.273           5,716      2.43             1.06               2.77             5.70           5.36              168

       2.57%4    $  44,786       1.73%         1.73%           2.03%         2.81%       2.51%         345%
     3.564          53,897      1.82             1.82               2.09             2.62           2.35          1,98111
    10.744          48,240      1.87             1.82               2.17             3.69           3.40              615
    14.414          29,936      2.10             1.82               2.39             4.62           4.33              849
     6.484          24,608      3.25             1.82               3.60             5.05           4.71              168

       2.57%4    $  26,036       1.73%         1.73%           2.03%         2.81%       2.51%         345%
     3.564          29,537      1.82             1.82               2.09             2.61           2.34          1,98111
    10.664          18,378      1.84             1.81               2.13             3.42           3.13              615
    14.424           3,589      2.04             1.80               2.33             4.50           4.21              849
     6.384           1,279      3.29             1.82               3.64             5.10           4.76              168

      5.05%    $  20,763         0.08%2           0.08%2             0.22%2           1.15%2         1.01%2          96%

      5.40%    $       -        (0.20)%2         (0.20)%2           (0.14)%2          1.53%2         1.47%2          96%

      3.90%    $       -         0.79%2           0.79%2             1.39%2          (0.17)%2       (0.77)%2         96%

                    112

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                          NET GAIN                                           NET
                                    ASSET                        (LOSS) ON       DISTRIBUTIONS   DISTRIBUTIONS      ASSET
                                    VALUE          NET          INVESTMENTS         FROM NET        FROM NET        VALUE
                                  BEGINNING    INVESTMENT      (BOTH REALIZED      INVESTMENT       REALIZED       END OF
                                  OF PERIOD     INCOME14     AND UNREALIZED)14      INCOME6          GAINS         PERIOD
                                 =========== ============== =================== =============== =============== ============
     ------------------------
     Inflation Protected Bond Portfolio (Continued)
     ------------------------
     Investor A Class
     06/28/041 through 9/30/04    $   10.00    $   0.017         $   0.51         $   (0.02)       $      -      $   10.50
     Investor B Class
     06/28/041 through 9/30/04    $   10.00    $   (0.01)7       $   0.53         $   (0.01)       $      -      $   10.51
     Investor C Class
     06/28/041 through 9/30/04    $   10.00    $   (0.01)7       $   0.56         $       -        $      -      $   10.55
     --------
     GNMA Portfolio
     --------
     BlackRock Class
     9/30/04                      $   10.02    $   0.487        $   (0.14)        $   (0.49)       $      -      $    9.87
     12/19/021 through 9/30/03        10.27       0.41            (0.18)          (0.48)              -          10.02
     Institutional Class
     9/30/04                      $   10.02    $   0.477        $   (0.09)        $   (0.52)       $      -      $    9.88
     9/30/03                          10.23       0.48            (0.08)          (0.61)              -          10.02
     9/30/02                          10.28       0.61               0.18           (0.63)        (0.21)         10.23
     9/30/01                           9.70       0.63               0.58           (0.63)              -          10.28
     9/30/00                           9.61       0.64               0.11           (0.64)        (0.02)          9.70
     Service Class
     9/30/04                      $   10.01    $   0.447        $   (0.08)        $   (0.50)       $      -      $    9.87
     9/30/03                          10.23       0.50            (0.14)          (0.58)              -          10.01
     9/30/02                          10.29       0.56               0.19           (0.60)        (0.21)         10.23
     9/30/01                           9.72       0.60               0.57           (0.60)              -          10.29
     9/30/00                           9.61       0.59               0.15           (0.61)        (0.02)          9.72
     Investor A Class
     9/30/04                      $   10.06    $   0.437        $   (0.09)        $   (0.48)       $      -      $    9.92
     9/30/03                          10.27       0.46            (0.11)          (0.56)              -          10.06
     9/30/02                          10.32       0.54               0.20           (0.58)        (0.21)         10.27
     9/30/01                           9.71       0.58               0.61           (0.58)              -          10.32
     9/30/00                           9.61       0.57               0.14           (0.59)        (0.02)          9.71
     Investor B Class
     9/30/04                      $   10.03    $   0.367        $   (0.09)        $   (0.41)       $      -      $    9.89
     9/30/03                          10.24       0.38            (0.11)          (0.48)              -          10.03
     9/30/02                          10.29       0.47               0.19           (0.50)        (0.21)         10.24
     9/30/01                           9.71       0.51               0.58           (0.51)              -          10.29
     9/30/00                           9.61       0.50               0.14           (0.52)        (0.02)          9.71
     Investor C Class
     9/30/04                      $   10.01    $   0.367        $   (0.08)        $   (0.41)       $      -      $    9.88
     9/30/03                          10.23       0.38            (0.12)          (0.48)              -          10.01
     9/30/02                          10.27       0.45               0.22           (0.50)        (0.21)         10.23
     9/30/01                           9.68       0.51               0.59           (0.51)              -          10.27
     9/30/00                           9.61       0.52               0.09           (0.52)        (0.02)          9.68
     -------------
     Managed Income Portfolio
     -------------
     Institutional Class
     9/30/04                      $   10.80    $   0.477        $   (0.10)        $   (0.48)      $   (0.28)     $   10.41
     9/30/03                          10.71       0.55               0.17           (0.63)              -          10.80
     9/30/02                          10.60       0.60               0.10           (0.59)              -          10.71
     9/30/01                           9.92       0.61               0.68           (0.61)              -          10.60
     9/30/00                           9.92       0.62               0.02           (0.62)        (0.02)          9.92
     Service Class
     9/30/04                      $   10.80    $   0.447        $   (0.10)        $   (0.45)      $   (0.28)     $   10.41
     9/30/03                          10.71       0.54               0.15           (0.60)              -          10.80
     9/30/02                          10.60       0.57               0.10           (0.56)              -          10.71
     9/30/01                           9.92       0.58               0.68           (0.58)              -          10.60
     9/30/00                           9.92       0.59               0.02           (0.59)        (0.02)          9.92

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      113

                                BLACKROCK FUNDS

                                            RATIO OF NET                                    RATIO OF NET
                                            EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                    NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                  ASSETS     RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                  END OF      EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
     TOTAL        PERIOD      AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
    RETURN         (000)        ASSETS        EXPENSE)       WAIVERS)         ASSETS14       WAIVERS)14      RATE
============== ============ ============== ============= ================ ================ ============== ==========
      5.21%3   $       93        0.16%2        0.16%2          0.30%2          0.14%2          0.28%2           96%

      5.21%4   $       61        0.38%2        0.38%2          0.51%2         (0.15)%2        (0.27)%2          96%
      5.51%4   $        6        0.19%2        0.19%2          0.27%2         (0.12)%2        (0.20)%2          96%
      4.02%  $   10,659        0.50%       0.45%         0.83%         4.85%        4.51%        228%
      2.33         59,935        0.352         0.352           0.612           3.322           3.052       1,36512

      3.97%  $  151,558        0.66%       0.60%         0.97%         4.74%        4.43%        228%
      4.00        172,358        0.64          0.60            0.95            4.89            4.58        1,36512
      8.03        183,328        0.95          0.60            1.24            5.99            5.70            401
     12.84        117,528        1.34          0.60            1.66            6.30            5.97            773
      7.58         95,108        1.49          0.60            1.84            6.66            6.30            184
      3.67%  $    2,271        0.94%       0.89%         1.25%         4.45%        4.13%        228%
      3.58          1,554        0.93          0.90            1.25            4.70            4.39        1,36512
      7.61          1,069        1.14          0.90            1.44            5.37            5.07            401
     12.38            224        1.59          0.90            1.92            5.97            5.65            773
      7.47            197        1.78          0.90            2.15            6.32            5.96            184

      3.50%3   $   18,080        1.05%       0.99%         1.46%         4.34%        3.93%        228%
      3.503        18,978        1.11          1.07            1.42            4.27            3.96        1,36512
      7.503        13,620        1.36          1.07            1.65            5.18            4.89            401
     12.743         3,672        1.81          1.07            2.13            5.77            5.45            773
      7.183         1,882        1.98          1.08            2.33            6.21            5.85            184
      2.74%4   $   25,439        1.80%       1.74%         2.11%         3.62%        3.31%        228%
      2.744        32,486        1.85          1.82            2.16            3.56            3.25        1,36512
      6.724        23,928        2.07          1.80            2.36            4.44            4.15            401
     11.484         4,936        2.53          1.77            2.83            4.67            4.36            773
      6.394           335        2.71          1.81            3.06            5.38            5.03            184

      2.85%4   $   39,542        1.80%       1.74%         2.11%         3.62%        3.31%        228%
      2.644        51,109        1.85          1.82            2.16            3.55            3.24        1,36512
      6.844        36,220        1.94          1.79            2.23            4.13            3.84            401
     11.624         1,225        2.48          1.75            2.79            4.54            4.23            773
      6.394            29        2.69          1.81            3.04            5.47            5.12            184
      3.60%  $  644,083        0.65%       0.65%         0.81%         4.50%        4.34%        284%
      6.91        810,452        0.65          0.65            0.82            5.06            4.89          61313
      6.82        924,211        0.75          0.65            0.90            5.63            5.50            290
     13.39      1,042,238        1.07          0.65            1.19            5.99            5.87            262
      6.84      1,158,375        1.30          0.65            1.41            6.43            6.32            205

      3.29%  $   80,253        0.95%       0.95%         1.11%         4.21%        4.05%        284%
      6.58         92,336        0.95          0.95            1.13            4.74            4.56          61313
      6.50        137,084        1.06          0.95            1.19            5.30            5.17            290
     13.05        238,117        1.37          0.95            1.48            5.69            5.57            262
      6.52        284,075        1.59          0.95            1.70            6.14            6.03            205

                    114

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                        NET GAIN
                                      ASSET                      (LOSS) ON
                                      VALUE         NET         INVESTMENTS
                                    BEGINNING   INVESTMENT     (BOTH REALIZED
                                    OF PERIOD    INCOME14    AND UNREALIZED)14
                                   =========== ============ ===================
     --------------------
     Managed Income Portfolio (Continued)
     --------------------
     Investor A Class
     9/30/04                        $   10.80   $   0.427       $   (0.10)
     9/30/03                            10.71       0.49             0.18
     9/30/02                            10.60       0.53             0.12
     9/30/01                             9.92       0.56             0.68
     9/30/00                             9.92       0.59             0.01
     Investor B Class
     9/30/04                        $   10.80   $   0.357       $   (0.11)
     9/30/03                            10.71       0.41             0.18
     9/30/02                            10.60       0.46             0.11
     9/30/01                             9.92       0.49             0.68
     9/30/00                             9.92       0.51             0.02
     Investor C Class
     9/30/04                        $   10.78   $   0.357       $   (0.12)
     9/30/03                            10.68       0.41             0.19
     9/30/02                            10.57       0.46             0.11
     9/30/01                             9.91       0.49             0.66
     11/22/991 through 9/30/00           9.92       0.44          (0.02)
     --------------
     International Bond Portfolio
     --------------
     BlackRock Class
     05/18/041 through 9/30/04      $   10.96   $   0.117       $    0.51
     Institutional Class
     9/30/04                        $   11.07   $   0.287       $    0.51
     9/30/03                            10.54       0.297            0.81
     9/30/02                            10.53       0.427            0.17
     9/30/01                            10.69       0.55             0.68
     9/30/00                            11.81       0.49             0.23
     Service Class
     9/30/04                        $   11.08   $   0.257       $    0.50
     9/30/03                            10.54       0.267            0.81
     9/30/02                            10.53       0.377            0.19
     9/30/01                            10.69       0.50             0.70
     9/30/00                            10.81       0.46             0.23
     Investor A Class
     9/30/04                        $   11.07   $   0.237       $    0.52
     9/30/03                            10.54       0.247            0.81
     9/30/02                            10.53       0.357            0.19
     9/30/01                            10.69       0.47             0.71
     9/30/00                            10.81       0.46             0.21
     Investor B Class
     9/30/04                        $   11.07   $   0.157       $    0.51
     9/30/03                            10.54       0.167            0.81
     9/30/02                            10.53       0.277            0.19
     9/30/01                            10.69       0.39             0.71
     9/30/00                            10.81       0.36             0.23
     Investor C Class
     9/30/04                        $   11.10   $   0.157       $    0.51
     9/30/03                            10.56       0.157            0.83
     9/30/02                            10.55       0.277            0.19
     9/30/01                            10.69       0.39             0.73
     9/30/00                            10.81       0.35             0.24

                                                                                        NET
                                    DISTRIBUTIONS                   DISTRIBUTIONS      ASSET
                                       FROM NET     DISTRIBUTIONS      FROM NET        VALUE
                                      INVESTMENT         FROM          REALIZED       END OF
                                       INCOME6         CAPITAL          GAINS         PERIOD
                                   =============== =============== =============== ============
     --------------------
     Managed Income Portfolio
(Continued)
     --------------------
     Investor A Class
     9/30/04                         $   (0.43)       $      -       $   (0.28)     $   10.41
     9/30/03                           (0.58)              -               -          10.80
     9/30/02                           (0.54)              -               -          10.71
     9/30/01                           (0.56)              -               -          10.60
     9/30/00                           (0.58)              -         (0.02)          9.92
     Investor B Class
     9/30/04                         $   (0.35)       $      -       $   (0.28)     $   10.41
     9/30/03                           (0.50)              -               -          10.80
     9/30/02                           (0.46)              -               -          10.71
     9/30/01                           (0.49)              -               -          10.60
     9/30/00                           (0.51)              -         (0.02)          9.92
     Investor C Class
     9/30/04                         $   (0.35)       $      -       $   (0.28)     $   10.38
     9/30/03                           (0.50)              -               -          10.78
     9/30/02                           (0.46)              -               -          10.68
     9/30/01                           (0.49)              -               -          10.57
     11/22/991 through 9/30/00         (0.43)              -               -           9.91
     --------------
     International Bond Portfolio
     --------------
     BlackRock Class
     05/18/041 through 9/30/04       $   (0.17)       $      -       $       -      $   11.41
     Institutional Class
     9/30/04                         $   (0.45)       $      -       $       -      $   11.41
     9/30/03                           (0.33)          (0.17)        (0.07)         11.07
     9/30/02                           (0.58)              -               -          10.54
     9/30/01                           (1.39)              -               -          10.53
     9/30/00                           (0.52)              -            0.32          10.69
     Service Class
     9/30/04                         $   (0.41)       $      -       $       -      $   11.42
     9/30/03                           (0.29)          (0.17)        (0.07)         11.08
     9/30/02                           (0.55)              -               -          10.54
     9/30/01                           (1.36)              -               -          10.53
     9/30/00                           (0.49)              -         (0.32)         10.69
     Investor A Class
     9/30/04                         $   (0.40)       $      -       $       -      $   11.42
     9/30/03                           (0.28)          (0.17)        (0.07)         11.07
     9/30/02                           (0.53)              -               -          10.54
     9/30/01                           (1.34)              -               -          10.53
     9/30/00                           (0.47)              -         (0.32)         10.69
     Investor B Class
     9/30/04                         $   (0.31)       $      -       $       -      $   11.42
     9/30/03                           (0.20)          (0.17)        (0.07)         11.07
     9/30/02                           (0.45)              -               -          10.54
     9/30/01                           (1.26)              -               -          10.53
     9/30/00                           (0.39)              -         (0.32)         10.69
     Investor C Class
     9/30/04                         $   (0.31)       $      -       $       -      $   11.45
     9/30/03                           (0.20)          (0.17)        (0.07)         11.10
     9/30/02                           (0.45)              -               -          10.56
     9/30/01                           (1.26)              -               -          10.55
     9/30/00                           (0.39)              -         (0.32)         10.69

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      115

                                BLACKROCK FUNDS

                                                  RATIO OF NET                                    RATIO OF NET
                                                  EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                          NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                        ASSETS     RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                        END OF      EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
        TOTAL           PERIOD      AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
       RETURN            (000)        ASSETS        EXPENSE)       WAIVERS)         ASSETS14       WAIVERS)14      RATE
==================== ============ ============== ============= ================ ================ ============== ==========
       3.13%3         $  35,462       1.10%       1.10%         1.30%          4.06%         3.86%         284%
       6.413             49,870       1.12          1.12            1.30             4.57            4.40          61313
       6.323             52,794       1.12          1.12            1.38             5.14            5.00            290
      12.863             20,196       1.13          1.13            1.61             5.47            5.35            262
       6.353             16,936       1.12          1.12            1.89             6.02            5.91            205

       2.36%4         $   9,136       1.85%       1.85%         1.95%          3.31%         3.21%         284%
       5.614             10,425       1.87          1.87            2.05             3.80            3.63          61313
       5.534              9,582       1.99          1.87            2.11             4.43            4.30            290
      12.034              7,981       2.21          1.87            2.33             4.71            4.60            262
       5.564              4,831       2.53          1.87            2.64             5.22            5.11            205
       2.26%4         $     870       1.84%       1.84%         1.95%          3.34%         3.24%         284%
       5.734                763       1.87          1.87            2.05             3.77            3.60          61313
       5.544                554       2.00          1.87            2.14             4.44            4.30            290
      11.844                345       2.03          1.86            2.14             4.60            4.49            262
       4.914                 31       2.362         1.782           2.472            5.242           5.132           205
       5.71%      $  35,748       0.78%2        0.78%2          0.89%2           2.58%2          2.47%2          240%

       7.20%8         $ 133,544       0.94%       0.94%         0.96%          2.44%         2.41%         240%
      10.78              64,038       0.94          0.94            0.94             2.69            2.69            209
       5.79              35,425       1.05          0.90            1.05             3.89            3.89            206
      12.30              73,636       2.43          0.88            2.43             5.54            5.54            111
       7.04              69,172       1.38          0.92            1.38             4.69            4.69            266
       6.89%8         $  80,024       1.23%       1.23%         1.25%          2.18%         2.15%         240%
      10.55              48,584       1.24          1.24            1.24             2.41            2.41            209
       5.47              27,131       1.30          1.20            1.30             3.55            3.55            206
      11.97              11,045       2.74          1.20            2.74             5.08            5.08            111
       6.72               4,092       1.66          1.22            1.66             4.36            4.36            266

       6.84%3,8       $ 123,145       1.31%       1.31%         1.43%          2.06%         1.93%         240%
      10.273             74,821       1.41          1.41            1.41             2.21            2.21            209
       5.293             39,727       1.47          1.37            1.47             3.36            3.36            206
      11.793             16,827       2.88          1.36            2.88             4.85            4.85            111
       6.543              5,435       1.89          1.38            1.89             4.20            4.20            266
       6.04%4,8       $  16,780       2.06%       2.06%         2.09%          1.32%         1.29%         240%
       9.454             13,087       2.16          2.16            2.16             1.51            1.51            209
       4.514             11,470       2.25          2.11            2.25             2.64            2.64            206
      10.964              7,393       3.63          2.10            3.63             4.17            4.17            111
       5.744              3,283       2.59          2.13            2.59             3.45            3.45            266

       6.03%4,8       $  36,947       2.04%       2.04%         2.07%          1.32%         1.29%         240%
       9.534             17,777       2.15          2.15            2.15             1.44            1.44            209
       4.504              8,427       2.23          2.11            2.23             2.62            2.62            206
      11.154              4,182       3.64          2.10            3.64             4.20            4.20            111
       5.744              2,228       2.56          2.15            2.56             3.43            3.43            266

                    116

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                            NET GAIN                              NET
                                     ASSET                          (LOSS) ON         DISTRIBUTIONS       ASSET
                                     VALUE           NET           INVESTMENTS           FROM NET         VALUE
                                   BEGINNING     INVESTMENT       (BOTH REALIZED        INVESTMENT        END OF
                                   OF PERIOD      INCOME14      AND UNREALIZED)14        INCOME6          PERIOD
                                  ===========   ============   ===================   ===============   ===========
     -------------
     High Yield Bond Portfolio
     -------------
     BlackRock Class
     9/30/04                       $   7.74      $   0.627          $   0.37           $   (0.59)       $   8.14
     9/30/03                           6.75          0.71               1.03             (0.75)           7.74
     9/30/02                           7.39          0.85             (0.66)            (0.83)           6.75
     9/30/01                           8.92          0.99             (1.45)            (1.07)           7.39
     9/30/00                           9.73          1.14             (0.82)            (1.13)           8.92
     Institutional Class
     9/30/04                       $   7.74      $   0.617          $   0.37           $   (0.58)       $   8.14
     9/30/03                           6.75          0.73               1.00             (0.74)           7.74
     9/30/02                           7.39          0.82             (0.64)            (0.82)           6.75
     9/30/01                           8.92          0.94             (1.41)            (1.06)           7.39
     9/30/00                           9.73          1.12             (0.82)            (1.11)           8.92
     Service Class
     9/30/04                       $   7.74      $   0.597          $   0.37           $   (0.56)       $   8.14
     9/30/03                           6.75          0.73               0.98             (0.72)           7.74
     9/30/02                           7.39          0.86             (0.71)            (0.79)           6.75
     9/30/01                           8.92          0.88             (1.38)            (1.03)           7.39
     9/30/00                           9.73          1.08             (0.81)            (1.08)           8.92
     Investor A Class
     9/30/04                       $   7.73      $   0.587          $   0.38           $   (0.55)       $   8.14
     9/30/03                           6.75          0.73               0.96             (0.71)           7.73
     9/30/02                           7.40          0.82             (0.69)            (0.78)           6.75
     9/30/01                           8.92          0.90             (1.40)            (1.02)           7.40
     9/30/00                           9.73          1.07             (0.81)            (1.07)           8.92
     Investor B Class
     9/30/04                       $   7.73      $   0.527          $   0.38           $   (0.49)       $   8.14
     9/30/03                           6.75          0.65               0.98             (0.65)           7.73
     9/30/02                           7.39          0.74             (0.66)            (0.72)           6.75
     9/30/01                           8.91          0.83             (1.40)            (0.95)           7.39
     9/30/00                           9.73          0.99             (0.81)            (1.00)           8.91
     Investor C Class
     9/30/04                       $   7.74      $   0.527          $   0.38           $   (0.49)       $   8.15
     9/30/03                           6.75          0.67               0.97             (0.65)           7.74
     9/30/02                           7.40          0.76             (0.69)            (0.72)           6.75
     9/30/01                           8.92          0.83             (1.40)            (0.95)           7.40
     9/30/00                           9.73          0.99             (0.80)            (1.00)           8.92

    1 Commencement of operations of share class.
    2 Annualized.
    3 Sales load not reflected in total return.
    4 Contingent deferred sales load not reflected in total return.
    5 Reissuance of shares.
    6 Certain prior year amounts were reclassified to conform to current year presentation. (Note B)
    7 Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      117

                                BLACKROCK FUNDS

                                                   RATIO OF NET                                    RATIO OF NET
                                                   EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                           NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                         ASSETS     RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                         END OF      EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
        TOTAL            PERIOD      AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
        RETURN            (000)        ASSETS        EXPENSE)       WAIVERS)         ASSETS14       WAIVERS)14      RATE
===================== ============ ============== ============= ================ ================ ============== ==========
      13.20%       $ 126,976         0.55%         0.55%           0.73%            7.71%           7.53%       172%
      27.17               57,207         0.61          0.55            0.77             9.83            9.67        212
       2.15              532,240         0.73          0.55            0.89            11.15           11.01        301
    (5.52)              27,766         0.84          0.55            1.10             5.54            5.29        331
       3.26                    -         1.21          0.55            0.90            11.38           11.11        235

      13.03%8          $ 162,166         0.70%         0.70%           0.85%            7.63%           7.48%       172%
      26.98              170,902         0.76          0.70            0.90             9.63            9.49        212
       2.00               94,065         0.87          0.70            1.01            10.94           10.80        301
      (5.66)              95,663         1.06          0.70            1.22            11.22           11.06        331
       3.11               72,839         1.24          0.70            1.41            11.95           11.78        235
      12.71%8          $ 112,004         0.99%         0.99%           1.14%            7.30%           7.16%       172%
      26.61               85,247         1.06          1.00            1.20             9.31            9.17        212
       1.69               29,344         1.17          1.00            1.34            11.37           11.20        301
    (5.95)                   9         1.36          1.00            1.52            11.82           11.66        331
       2.80                   43         1.60          1.00            1.63            12.13           12.10        235

      12.70%3,8        $  72,806         1.10%         1.09%           1.34%            7.29%           7.05%       172%
      26.253              82,391         1.22          1.17            1.36             8.81            8.68        212
       1.383              18,932         1.33          1.17            1.48            10.42           10.28        301
      (5.98)3              8,980         1.52          1.17            1.68            10.55           10.39        331
       2.633               5,094         1.70          1.17            1.88            11.41           11.23        235
      11.87%4,8        $  92,243         1.85%         1.84%           1.99%            6.49%           6.35%       172%
      25.344             107,078         1.98          1.92            2.12             8.39            8.25        212
       0.754              57,612         2.09          1.92            2.23             9.81            9.66        301
    (6.71)4             49,786         2.27          1.91            2.43            10.01            9.85        331
       1.744              39,897         2.47          1.92            2.57            10.84           10.74        235

      11.86%4,8        $  61,983         1.85%         1.85%           1.99%            6.50%           6.35%       172%
      25.484              73,246         1.97          1.92            2.11             8.14            8.00        212
       0.614              21,939         2.08          1.91            2.23             9.73            9.59        301
      (6.70)4             11,319         2.25          1.91            2.41             9.63            9.47        331
       1.864               3,758         2.45          1.92            2.63            10.63           10.45        235

    8 Redemption fee of 2.00% is reflected in total return calculations.

    9 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
    10 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.
    11 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.
    12 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.
    13 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.
    14 Refer to Section B of the Notes to Financial Statements.

                                      118

                                BLACKROCK FUNDS
                         NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, thirteen of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them.

     For the period 10/01/03 through 12/31/03 PFPC has contractually agreed to waive fees otherwise due to it under the Company's Transfer Agency Agreement in an amount equal to 0.07% of average daily net assets attributable to Investor
A, B and C shares of the Low Duration Bond, Intermediate Bond, Core Bond Total
Return and Core PLUS Total Return Portfolios until February 1, 2004.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation - Valuation of investments held by each Bond
Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the
Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00
p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt securities with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of
Trustees determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value ("Fair Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board of Trustees.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

     Dividends to Shareholders - Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each
Portfolio will be based on periodic projections of its net investment income.
Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

     (I)  Market value of investment securities, assets and liabilities at the current rate of exchange; and

   (II)  Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

119

                                BLACKROCK FUNDS

     The Portfolios isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts - Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the
Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2004, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                           UNREALIZED
                                                                                          VALUE AT           FOREIGN
 SETTLEMENT       CURRENCY                   CURRENCY                   CONTRACT       SEPTEMBER 30,        EXCHANGE
    DATE           AMOUNT                      SOLD                      AMOUNT             2004           GAIN/(LOSS)
------------   --------------   ---------------------------------   ---------------   ---------------   ----------------
Enhanced Income Portfolio
 10/25/04         1,084,405     European Currency Unit ..........    $  1,339,520      $  1,346,323       $     (6,803)
                                                                     ============      ============       ============
Low Duration Bond Portfolio
 10/25/04       104,067,004     European Currency Unit ..........    $128,447,284      $129,202,497       $   (755,213)
                                                                     ============      ============       ============
Core Bond Total Return Portfolio
 10/22/04       181,442,286     Swedish Krone ...................    $ 24,449,448      $ 24,898,708       $   (449,260)
 10/25/04       111,476,117     European Currency Unit ..........     137,665,388       138,401,148           (735,760)
 10/28/04        31,999,086     Canadian Dollar .................      24,437,960        25,296,260           (858,300)
                                                                     ------------      ------------       ------------
                                                                     $186,552,796      $188,596,116       $ (2,043,320)
                                                                     ============      ============       ============
Core PLUS Total Return Portfolio
 10/22/04         5,927,204     Mexican Peso ....................    $    518,595      $    518,610       $        (15)
 10/22/04         8,632,185     Swedish Krone ...................       1,163,192         1,184,565            (21,373)
 10/25/04        12,640,249     European Currency Unit ..........      15,609,457        15,693,272            (83,815)
 10/27/04         3,314,255     New Zealand Dollar ..............       2,091,295         2,232,416           (141,121)
 10/28/04         3,925,852     Canadian Dollar .................       2,998,194         3,103,507           (105,313)
                                                                     ------------      ------------       ------------
                                                                     $ 22,380,733      $ 22,732,370       $   (351,637)
                                                                     ============      ============       ============
Managed Income Portfolio
 10/22/04       105,228,052     Swedish Krone ...................    $ 14,179,538      $ 14,440,088       $   (260,550)
 10/25/04        34,822,793     European Currency Unit ..........      43,008,165        43,233,602           (225,437)
 10/28/07         9,934,141     Canadian Dollar .................       7,586,780         7,853,244           (266,464)
                                                                     ------------      ------------       ------------
                                                                     $ 64,774,483      $ 65,526,934       $   (752,451)
                                                                     ============      ============       ============

                               120

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                             UNREALIZED
                                                                                            VALUE AT           FOREIGN
 SETTLEMENT        CURRENCY                    CURRENCY                   CONTRACT       SEPTEMBER 30,        EXCHANGE
    DATE            AMOUNT                       SOLD                      AMOUNT             2004           GAIN/(LOSS)
------------   ----------------   ---------------------------------   ---------------   ---------------   ----------------
International Bond Portfolio
 10/21/04             121,407     Australian Dollar ...............    $     87,970      $     87,802       $        168
 10/21/04           8,080,592     Great British Pound .............      14,874,223        14,602,404            271,819
 10/22/04          91,644,520     Mexican Peso ....................       7,959,639         8,012,776            (53,137)
 10/22/04         160,555,209     Swedish Krone ...................      21,634,903        22,051,258           (416,355)
 10/25/04          21,220,000     European Currency Unit ..........      25,827,517        26,351,210           (523,693)
 10/26/04       1,704,500,000     Japanese Yen ....................      15,509,070        15,482,365             26,705
 10/27/04          14,497,811     New Zealand Dollar ..............       9,160,804         9,769,649           (608,845)
 10/28/04          23,989,280     Canadian Dollar .................      18,215,131        18,949,627           (734,496)
 10/29/04          11,575,158     Danish Krone ....................       1,890,220         1,931,511            (41,291)
 10/29/04       1,166,400,000     Hungarian Forint ................       5,570,409         5,827,778           (257,369)
 11/01/04           3,288,922     European Currency Unit ..........       4,068,930         4,084,216            (15,286)
                                                                       ------------      ------------       ------------
                                                                       $124,798,816      $127,150,596       $ (2,351,780)
                                                                       ============      ============       ============
High Yield Bond Portfolio
 10/25/04           2,771,443     European Currency Unit ..........    $  3,405,372      $  3,440,835       $    (35,463)
                                                                       ============      ============       ============

                                                                                                              UNREALIZED
                                                                                             VALUE AT          FOREIGN
 SETTLEMENT         CURRENCY                    CURRENCY                   CONTRACT       SEPTEMBER 30,        EXCHANGE
    DATE             AMOUNT                      BOUGHT                     AMOUNT             2004          GAIN/(LOSS)
------------   -----------------   ---------------------------------   ---------------   ---------------   ---------------
Low Duration Bond Portfolio
 10/25/04            7,999,000     European Currency Unit ..........    $  9,802,775      $  9,931,013      $    128,238
                                                                        ============      ============      ============
Core Bond Total Return Portfolio
 10/22/04           29,588,000     Swedish Krone ...................    $  4,014,654      $  4,060,261      $     45,607
 10/25/04            1,155,000     European Currency Unit ..........       1,405,982         1,433,969            27,987
                                                                        ------------      ------------      ------------
                                                                        $  5,420,636      $  5,494,230      $     73,594
                                                                        ============      ============      ============
Managed Income Portfolio
 10/25/04            1,757,000     European Currency Unit ..........    $  2,169,192      $  2,181,371      $     12,179
                                                                        ============      ============      ============
International Bond Portfolio
 10/21/04            1,600,000     Australian Dollar ...............    $  1,126,505      $  1,157,131      $     30,626
 10/21/04            1,151,535     Great British Pound .............       2,093,048         2,080,934           (12,114)
 10/21/04            7,668,000     Norwegian Krone .................       1,127,258         1,139,088            11,830
 10/21/04            4,498,000     Swiss Francs ....................       3,679,993         3,604,253           (75,740)
 10/22/04           46,030,000     Mexican Peso ....................       4,014,746         4,024,551             9,805
 10/22/04          104,400,000     Swedish Krone ...................      13,948,488        14,338,690           390,202
 10/25/04           47,893,497     European Currency Unit ..........      58,786,715        59,474,629           687,914
 10/26/04       15,209,419,087     Japanese Yen ....................     139,223,152       138,150,646        (1,072,506)
 10/28/04            3,902,400     Canadian Dollar .................       2,998,410         3,082,586            84,176
 10/29/04          460,100,000     Hungarian Forint ................       2,216,281         2,298,834            82,553
 10/29/04            8,400,000     Polish Zloty ....................       2,294,715         2,382,269            87,554
 11/01/04            2,257,188     Great British Pound .............       4,068,930         4,078,955            10,025
                                                                        ------------      ------------      ------------
                                                                        $235,578,241      $235,812,566      $    234,325
                                                                        ============      ============      ============
High Yield Bond Portfolio
 10/25/04            1,459,000     European Currency Unit ..........    $  1,803,115      $  1,811,395      $      8,280
                                                                        ============      ============      ============

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies.
Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market

121

                                BLACKROCK FUNDS

makers and the change, if any, is recorded as an unrealized gain or loss in the
Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At September 30, 2004, the following Portfolios had swap agreements outstanding:

                                                                                                          Unrealized
                                       Termination       Interest        Interest     Notional Amount    Appreciation
      Portfolio        Counter-party       Date      Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
 Low Duration Bond   Union Bank of     08/14/2006         2.64%           1.72%1      $ 49,000,000    $   (151,341)
                     Switzerland
                     Goldman Sachs     02/02/2007          3.50%2     N/A3                90,000,000         451,052
                     Deutsche Bank     02/10/2007         2.68%           1.71%1        80,300,000        (619,627)
 Intermediate        Union Bank of     08/14/2006         2.64%           1.72%1        10,000,000         (30,886)
 Government Bond     Switzerland
                     Morgan Stanley    01/21/2007          3.56%4     N/A5                 5,200,000          34,159
                     Goldman Sachs     02/02/2007          3.50%2     N/A3                16,000,000          80,187
                     Deutsche Bank     02/10/2007         2.68%           1.71%1        12,800,000         (98,770)
                     Union Bank of     04/22/2007          1.63%1          3.04%        24,000,000        (184,320)
                     Switzerland
                     Union Bank of     09/26/2008         3.52%           1.95%1         3,400,000          (5,762)
                     Switzerland
                     Morgan Stanley    06/14/2014          1.87%1          5.31%         4,700,000        (365,732)
                     Goldman Sachs     10/01/2014          2.01%6           4.51%6         5,300,000          18,546
                     Deutsche Bank     08/15/2023          1.71%1          5.23%         4,000,000         (72,722)
 Intermediate Bond   Goldman Sachs     10/01/2004          2.01%6           4.51%6        16,100,000          56,337
                     Merrill Lynch     01/31/2005         3.77%           1.14%7        17,245,000          74,452
                     Union Bank of     08/14/2006         2.64%           1.72%1        26,000,000         (80,304)
                     Switzerland
                     Morgan Stanley    01/21/2007          3.56%4     N/A5                15,500,000         101,821
                     Goldman Sachs     02/02/2007          3.50%2     N/A3               131,000,000         656,531
                     Deutsche Bank     02/10/2007         2.68%           1.71%1        38,600,000        (297,853)
                     Union Bank of     04/22/2007          1.63%1          3.04%        76,000,000        (583,680)
                     Switzerland
                     Union Bank of     09/26/2008         3.52%           1.95%1         7,600,000         (12,880)
                     Switzerland
                     Morgan Stanley    06/14/2014          1.87%1          5.31%        14,400,000      (1,120,542)
                     Merrill Lynch     07/22/2014          1.63%1          4.93%        15,300,000        (585,765)
                     Deutsche Bank     08/15/2023          1.71%1          5.23%        13,000,000        (236,347)

                               122

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                                 Unrealized
                                      Termination         Interest          Interest       Notional Amount      Appreciation
   Portfolio        Counter-party         Date        Receivable Rate     Payable Rate      (U.S. Dollars)     (Depreciation)
 Core Bond        Merrill Lynch       01/31/2005          3.77%             1.14%7        $ 46,175,000      $    199,351
 Total Return     Morgan Stanley      06/14/2006          3.22%             1.87%1         114,465,000         1,780,938
                  Morgan Stanley      06/17/2006          3.21%             1.89%1          84,600,000         1,293,122
                  Union Bank of       08/14/2006          2.64%             1.72%1          66,500,000          (205,392)
                  Switzerland
                  Morgan Stanley      01/21/2007            3.56%4       N/A5                  41,600,000           273,274
                  Goldman Sachs       02/02/2007            3.50%2       N/A3                 180,000,000           902,104
                  Union Bank of       04/16/2007            1.61%1            3.00%         150,000,000        (1,046,000)
                  Switzerland
                  Union Bank of       09/26/2008          3.52%             1.95%1          30,300,000           (51,349)
                  Switzerland
                  Morgan Stanley      02/17/2014            1.72%1            4.41%          34,300,000            77,096
                  Goldman Sachs       04/22/2014            1.63%1            4.89%          30,000,000        (1,467,799)
                  Citibank            06/10/2014            1.86%1            5.24%          29,000,000        (2,102,500)
                  Morgan Stanley      06/14/2014            1.87%1            5.31%          37,300,000        (2,902,514)
                  Merrill Lynch       07/22/2014            1.63%1            4.93%          41,100,000        (1,573,526)
                  Goldman Sachs       10/01/2014            2.01%6             4.51%6          44,300,000           155,015
                  Union Bank of       12/07/2015            5.94%8       N/A9                  14,900,000         1,107,964
                  Switzerland
                  Merrill Lynch       07/29/2019            1.67%1            5.37%           6,150,000          (309,661)
                  Merrill Lynch       08/13/2019          5.16%             1.71%1           8,175,000           211,943
                  Deutsche Bank       08/15/2023            1.71%1            5.23%          27,000,000          (490,875)
 Core PLUS        Merrill Lynch       01/31/2005            3.77%10            1.14%7           5,500,000            23,745
 Total Return     Morgan Stanley      06/14/2006          3.22%             1.87%1          10,855,000           168,891
                  Morgan Stanley      06/17/2006          3.21%             1.89%1           8,000,000           122,281
                  Union Bank of       08/14/2006          2.64%             1.72%1           5,000,000           (15,443)
                  Switzerland
                  Morgan Stanley      01/21/2007            3.56%4       N/A                    5,000,000            32,845
                  Union Bank of       09/26/2008          3.52%             1.95%1           2,300,000            (3,898)
                  Switzerland
                  Morgan Stanley      02/17/2014            1.72%1            4.41%           3,500,000             7,867
                  Goldman Sachs       04/22/2014            1.63%1            4.89%           8,000,000          (391,413)
                  Morgan Stanley      06/14/2014            1.87%1            5.31%           4,300,000          (334,606)
                  Merrill Lynch       07/22/2014            1.63%1            4.93%           4,900,000          (187,598)
                  Goldman Sachs       10/01/2014            2.01%6             4.51%6           5,500,000            19,246
                  Union Bank of       12/07/2015            5.94%8       N/A9                   1,400,000           104,104
                  Switzerland
                  Merrill Lynch       07/29/2019            1.67%1            5.34%             725,000           (36,505)
                  Merrill Lynch       08/13/2019          5.16%             1.71%1           1,000,000            25,926
 Government       Merrill Lynch       01/31/2005            3.77%10            1.14%7           3,655,000            15,780
 Income           Deutsche Bank       06/24/2005            1.94%1            1.38%          45,000,000           157,577
                  Morgan Stanley      06/14/2006          3.22%             1.87%1           8,190,000           127,427
                  Morgan Stanley      06/17/2006          3.21%             1.89%1           6,100,000            93,239
                  Union Bank of       08/14/2006          2.64%             1.72%1           8,000,000           (24,709)
                  Switzerland
                  Union Bank of       04/16/2007            1.60%1            3.00%          10,000,000           (69,733)
                  Switzerland
                  Morgan Stanley      06/14/2014            1.87%1            5.31%           3,000,000          (233,446)
                  Merrill Lynch       07/22/2014            1.63%1            4.93%           3,300,000          (126,341)
                  Morgan Stanley      10/01/2014            2.01%6             4.52%6           3,400,000             9,145

123

                                BLACKROCK FUNDS

                                                                                                           Unrealized
                                        Termination       Interest        Interest     Notional Amount    Appreciation
      Portfolio         Counter-party       Date      Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
 GNMA                 Deutsche Bank     06/24/2005       1.94%1             1.38%      $55,000,000      $  192,594
                      Merrill Lynch     01/31/2005       3.77%10             1.14%7        4,790,000          20,680
                      Morgan Stanley    06/14/2006     3.22%              1.87%1       16,185,000         251,819
                      Morgan Stanley    06/17/2006     3.21%              1.89%1       12,000,000         183,422
                      Union Bank of     08/14/2006     2.64%              1.72%1       10,000,000         (30,866)
                      Switzerland
                      Union Bank of     04/16/2007       1.61%1             3.00%       15,000,000        (104,600)
                      Switzerland
                      Morgan Stanley    06/14/2014       1.87%1             5.31%        3,800,000        (295,698)
                      Merrill Lynch     07/22/2014       1.63%1             4.93%        4,300,000        (164,627)
                      Morgan Stanley    10/01/2014       2.01%1             4.52%        4,100,000          11,027
 Managed Income       Merrill Lynch     01/31/2005       3.77%10             1.14%7       14,725,000          63,572
                      Morgan Stanley    06/14/2006     3.22%              1.87%1       46,345,000         721,073
                      Morgan Stanley    06/17/2006     3.21%              1.89%1       34,200,000         522,751
                      Union Bank of     08/14/2006     2.64%              1.72%1       28,000,000         (86,481)
                      Switzerland
                      Morgan Stanley    01/21/2007       3.56%4        N/A5               13,300,000          87,369
                      Union Bank of     04/16/2007       1.61%1             3.00%       50,000,000        (348,667)
                      Switzerland
                      Union Bank of     09/26/2008     3.52%              1.95%1       13,300,000         (22,540)
                      Switzerland
                      Goldman Sachs     04/15/2009     3.74%              1.60%1       49,000,000         768,614
                      Morgan Stanley    02/17/2014       1.72%1             4.41%       12,000,000          26,972
                      Goldman Sachs     04/22/2014       1.63%1             4.89%       20,000,000        (978,533)
                      Citibank          06/10/2014       1.86%1             5.24%        9,500,000        (688,750)
                      Morgan Stanley    06/14/2014       1.87%1             5.31%       12,100,000        (941,566)
                      Merrill Lynch     07/22/2014       1.63%1             4.93%       13,100,000        (501,537)
                      Goldman Sachs     10/01/2014       2.01%6              4.51%6       13,400,000          46,889
                      Union Bank of     12/07/2015       5.94%8        N/A9                5,900,000         438,724
                      Switzerland
                      Merrill Lynch     07/29/2019       1.67%1             5.37%        1,950,000         (98,185)
                      Merrill Lynch     08/13/2019     5.16%              1.71%1        2,550,000          66,111
                      Deutsche Bank     08/15/2023       1.71%1             5.23%       18,000,000        (327,250)
 International Bond   Morgan Stanley    06/14/2006     3.22%              1.87%1       11,050,000         171,925
                      Morgan Stanley    06/17/2006     3.21%              1.89%1        8,200,000         125,338
                      Morgan Stanley    02/17/2014       1.72%1             4.41%        4,100,000           9,216
                      Morgan Stanley    06/14/2014       1.87%1             5.31%        5,800,000        (451,329)
 High Yield           JPMorgan          12/20/2009   N/A11                  3.75%       12,500,000         114,583
                      Chase

1 Rate shown is based on the 3 month LIBOR as of the most recent payment date.

2 Per the terms of the agreement, rate becomes effective 02/02/05.

3 Rate to be determined based on the 3 month LIBOR on 02/02/05.

4 Per the terms of the agreement, rate becomes effective 01/21/05.

5 Rate to be determined based on the 3 month LIBOR on 01/21/05.

6 Per the terms of the agreement, rate becomes effective 10/01/04.

7 Rate shown is based on the 1 month LIBOR as of the most recent payment date.

8 Per the terms of the agreement, rate becomes effective 12/07/05.

9 Rate to be determined based on the 3 month LIBOR on 12/07/05.

10 Rate shown is based on Lehman CMBS 8.5+ YR INDEX as of the most recent payment date.

11 Rate to be determined upon notice of event of default by Eastman Kodak
Company on the 7.25% bond issue maturing 11/15/13.

                                                                             124

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As a result of a recent FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations.
For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. This reclassification had the following effect on net investment income, net realized gains and net unrealized gains:

                                      INCREASE        INCREASE        INCREASE
                                     (DECREASE)      (DECREASE)      (DECREASE)
                                   NET INVESTMENT   NET REALIZED   NET UNREALIZED
                                       INCOME           GAINS          GAINS
                                  ---------------- -------------- ---------------
    Low Duration Bond
     9/30/2003 .................     $  (94,584)     $        -     $   94,584
    Intermediate Government Bond
     9/30/2003 .................        178,069        (197,594)        19,525
    Intermediate Bond
     9/30/2003 .................       (623,532)        813,278       (189,746)
    Core Bond Total Return
     9/30/2003 .................        347,531        (508,233)       160,702
    Core PLUS Total Return
     9/30/2003 .................         (9,549)           (850)        10,399
    Government Income
     9/30/2003 .................        193,648         100,434       (294,082)
    GNMA
     9/30/2003 .................        381,627         123,363       (504,990)
    Managed Income
     9/30/2003 .................       (221,378)        155,086         66,292

     As a result of recent changes in GAAP, the Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effects of these reclassifications are as follows:

                                                                      LOW DURATION BOND PORTFOLIO
                                           ---------------------------------------------------------------------------------
                                            BLACKROCK   INSTITUTIONAL     SERVICE     INVESTOR A   INVESTOR B    INVESTOR C
                                           ----------- --------------- ------------- ------------ ------------ -------------
     Net Investment Income Ratio ........
      9/30/2003 .........................          -%        (0.01)%        (0.01)%       (0.01)%      (0.01)%      (0.01)%
      9/30/2002 .........................          -%            -%             -%            -%           -%           -%
      9/30/2001 .........................          -%            -%         (0.01)%       (0.01)%          -%       (0.01)%
      9/30/2000 .........................          -%            -%             -%            -%           -%           -%
     Net Investment Income per Share.....
      9/30/2003 .........................   $      -      $      -       $      -      $      -     $      -     $      -
      9/30/2002 .........................   $      -      $      -       $      -      $      -     $      -     $      -
      9/30/2001 .........................   $      -      $      -       $      -      $      -     $      -     $      -
      9/30/2000 .........................  $   (0.01)     $      -       $      -      $      -     $      -     $      -

125

                          BLACKROCK FUNDS

                                                         INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                           -----------------------------------------------------------------
                                            INSTITUTIONAL     SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                           --------------- ------------ ------------ ------------ ------------
     Net Investment Income Ratio ........
      9/30/2003 .........................        0.05%          0.05%        0.05%        0.05%        0.05%
      9/30/2002 .........................        0.12%          0.11%        0.12%        0.12%        0.12%
      9/30/2001 .........................        0.01%          0.01%        0.01%        0.01%        0.01%
      9/30/2000 .........................           -%        (0.01)%          -%      (0.01)%          -%
     Net Investment Income per Share.....
      9/30/2003 .........................     $     -        $  0.01      $  0.01      $     -      $     -
      9/30/2002 .........................     $  0.01        $  0.01      $  0.02      $  0.02      $  0.01
      9/30/2001 .........................     $     -        $     -      $     -      $  0.01      $  0.01
      9/30/2000 .........................     $     -        $     -      $     -      $  0.01      $     -

                                                                       INTERMEDIATE BOND PORTFOLIO
                                           -----------------------------------------------------------------------------------
                                             BLACKROCK    INSTITUTIONAL     SERVICE     INVESTOR A   INVESTOR B    INVESTOR C
                                           ------------- --------------- ------------- ------------ ------------ -------------
     Net Investment Income Ratio ........
      9/30/2003 .........................     (0.08)%      (0.07)%      (0.08)%    (0.08)%    (0.07)%     (0.07)%
      9/30/2002 .........................     (0.02)%      (0.02)%      (0.02)%    (0.02)%    (0.02)%     (0.02)%
      9/30/2001 .........................        0.01%          0.01%          0.01%        0.01%        0.01%         0.01%
      9/30/2000 .........................     (0.01)%            -%       (0.01)%          -%           -%            -%
     Net Investment Income per Share.....
      9/30/2003 .........................    $      -       $  (0.01)      $  (0.01)    $  (0.01)    $  (0.01)     $  (0.01)
      9/30/2002 .........................    $  (0.01)      $  (0.01)      $      -     $  (0.01)    $      -      $      -
      9/30/2001 .........................    $      -       $   0.01       $      -     $   0.01     $      -      $      -
      9/30/2000 .........................    $      -       $      -       $      -     $      -     $      -      $      -

                                                                   CORE BOND TOTAL RETURN PORTFOLIO
                                           --------------------------------------------------------------------------------
                                             BLACKROCK    INSTITUTIONAL     SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                           ------------- --------------- ------------ ------------ ------------ -----------
     Net Investment Income Ratio ........
      9/30/2003 .........................        0.02%          0.01%         0.01%        0.01%        0.02%        0.01%
      9/30/2002 .........................     (0.10)%      (0.10)%       (0.10)%    (0.10)%      (0.10)%      (0.10)%
      9/30/2001 .........................        0.02%          0.01%         0.01%        0.01%        0.02%        0.01%
      9/30/2000 .........................     (0.02)%      (0.03)%       (0.01)%          -%           -%           -%
     Net Investment Income per Share.....
      9/30/2003 .........................    $      -       $      -       $     -     $      -      $     -      $     -
      9/30/2002 .........................    $  (0.01)      $  (0.01)      $     -     $  (0.01)     $     -      $     -
      9/30/2001 .........................    $      -       $      -       $     -     $   0.01      $     -      $     -
      9/30/2000 .........................    $      -       $      -       $     -     $      -      $     -      $     -

                                                                    CORE PLUS TOTAL RETURN PORTFOLIO
                                           -----------------------------------------------------------------------------------
                                             BLACKROCK    INSTITUTIONAL     SERVICE     INVESTOR A   INVESTOR B    INVESTOR C
                                           ------------- --------------- ------------- ------------ ------------ -------------
     Net Investment Income Ratio ........
      9/30/2003 .........................       (0.01)%        (0.01)%        (0.01)%       (0.01)%      (0.01)%      (0.01)%
     Net Investment Income per Share.....
      9/30/2003 .........................    $      -       $      -       $      -      $      -     $      -     $      -

                               126

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      GOVERNMENT INCOME PORTFOLIO
                                           --------------------------------------------------
                                            BLACKROCK   INVESTOR A   INVESTOR B   INVESTOR C
                                           ----------- ------------ ------------ ------------
     Net Investment Income Ratio ........
      9/30/2003 .........................      0.07%        0.07%        0.07%        0.07%
      9/30/2002 .........................         -%        0.20%        0.20%        0.21%
      9/30/2001 .........................         -%        0.09%        0.10%        0.09%
      9/30/2000 .........................         -%      (0.01)%          -%           -%
     Net Investment Income per Share.....
      9/30/2003 .........................   $  0.01      $  0.01      $  0.01      $  0.01
      9/30/2002 .........................   $     -      $  0.02      $  0.02      $  0.02
      9/30/2001 .........................   $     -      $  0.01      $  0.01      $     -
      9/30/2000 .........................   $     -      $     -      $     -      $     -

                                                                           GNMA PORTFOLIO
                                           ------------------------------------------------------------------------------
                                            BLACKROCK   INSTITUTIONAL     SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                           ----------- --------------- ------------ ------------ ------------ -----------
     Net Investment Income Ratio ........
      9/30/2003 .........................       0.11%         0.12%         0.11%        0.12%        0.12%        0.11%
      9/30/2002 .........................          -%         0.37%         0.36%        0.37%        0.37%        0.36%
      9/30/2001 .........................          -%      (0.10)%     (0.10)%    (0.10)%     (0.10)%     (0.10)%
      9/30/2000 .........................          -%         0.14%         0.15%        0.15%        0.14%        0.14%
     Net Investment Income per Share.....
      9/30/2003 .........................    $     -      $   0.02      $   0.01     $   0.01      $  0.01      $  0.01
      9/30/2002 .........................    $     -      $   0.02      $   0.01     $   0.03      $  0.02      $  0.01
      9/30/2001 .........................    $     -      $  (0.01)     $  (0.01)    $  (0.01)     $     -      $     -
      9/30/2000 .........................    $     -      $   0.01      $   0.01     $   0.01      $  0.01      $  0.02

                                                                 MANAGED INCOME PORTFOLIO
                                           ------------------------------------------------------------------
                                            INSTITUTIONAL     SERVICE     INVESTOR A   INVESTOR B   INVESTOR C
                                           --------------- ------------- ------------ ------------ ------------
     Net Investment Income Ratio ........
      9/30/2003 .........................      (0.03)%      (0.03)%    (0.03)%    (0.02)%    (0.02)%
      9/30/2002 .........................      (0.04)%      (0.04)%    (0.04)%    (0.04)%    (0.05)%
      9/30/2001 .........................         0.01%          0.01%        0.01%        0.01%        0.01%
      9/30/2000 .........................      (0.01)%      (0.01)%    (0.01)%    (0.01)%    (0.01)%
     Net Investment Income per Share.....
      9/30/2003 .........................     $      -       $      -     $      -     $      -     $      -
      9/30/2002 .........................     $  (0.01)      $  (0.01)    $  (0.01)    $  (0.01)    $  (0.01)
      9/30/2001 .........................     $      -       $      -     $      -     $      -     $      -
      9/30/2000 .........................     $      -       $  (0.01)    $      -     $      -     $      -

     Investment Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreements are conditioned upon the collateral being deposited under the
Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the

127

                                BLACKROCK FUNDS

value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the statement of assets and liabilities. At the time the
Portfolios enter into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions - The Portfolios use futures and options on futures contracts to manage the overall duration, yield curve, and convexity risk of their fixed income securities. Upon entering into a futures contract, the
Portfolios are required to deposit cash or pledge securities as initial margin.
Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the
Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios'
basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Stripped Mortgage Backed Securities - The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). During the period ended September 30, 2004, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments
(including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

     Investing in Government Sponsored Enterprises - The Fund invests in securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac")
and similar United States Government sponsored entities such as Federal
National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks
("FHLB's"). Freddie Mac, Fannie Mae, and FHLB's, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and
FHLB's are neither guaranteed nor insured by the United States Government.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the
Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing - The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield.
Swaption contracts wirtten by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

                                                                             128

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     When a Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net
Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of
Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written or Purchased Option and Swaption transactions entered into during the year ended September 30, 2004 are summarized as follows:

                                       INTERMEDIATE                  INTERMEDIATE                INTERMEDIATE
                                      GOVERNMENT BOND                    BOND                     PLUS BOND
                                ---------------------------   ---------------------------   ----------------------
                                 NUMBER OF                     NUMBER OF                     NUMBER OF
                                 CONTRACTS       PREMIUM       CONTRACTS       PREMIUM       CONTRACTS     PREMIUM
                                -----------   -------------   -----------   -------------   -----------   --------
 Balance at 9/30/03 .........      2,300       $  500,250         5,200      $1,131,000          -         $    -
 Purchased ..................          -                -             -               -          -              -
 Written ....................      2,470          230,585         7,312         669,390          2          1,325
 Expired ....................          -                -             -               -          -              -
 Closed .....................       (360)        (162,000)       (1,000)       (450,000)         -              -
 Exercised ..................          -                -             -               -          -              -
                                   -----       ----------        ------      ----------          -         ------
 Balance at 9/30/04 .........      4,410       $  568,835        11,512      $1,350,390          2         $1,325
                                   =====       ==========        ======      ==========          =         ======

                                          CORE BOND                       CORE PLUS
                                        TOTAL RETURN                    TOTAL RETURN                 GOVERNMENT INCOME
                                -----------------------------   -----------------------------   ----------------------------
                                 NUMBER OF                       NUMBER OF                       NUMBER OF
                                 CONTRACTS        PREMIUM        CONTRACTS        PREMIUM        CONTRACTS        PREMIUM
                                -----------   ---------------   -----------   ---------------   -----------   --------------
 Balance at 9/30/03 .........      20,964      $   4,798,793        1,620      $    370,465          (166)     $   (244,335)
 Purchased ..................     (25,383)        (1,081,784)      (2,915)         (113,651)       (4,370)       (3,845,731)
 Written ....................      89,143         14,396,999       27,017         2,255,155         2,838           439,328
 Expired ....................      (2,304)          (447,949)        (230)          (38,051)            -                 -
 Closed .....................     (44,820)       (11,521,821)     (21,850)       (1,921,598)        1,626         3,619,853
 Exercised ..................           -                  -            -                 -             -                 -
                                  -------      -------------      -------      ------------        ------      ------------
 Balance at 9/30/04 .........      37,600      $   6,144,238        3,642      $    552,320           (72)     $    (30,885)
                                  =======      =============      =======      ============        ======      ============

                                       INFLATION
                                    PROTECTED BOND                    GNMA                       MANAGED INCOME
                                -----------------------   -----------------------------   -----------------------------
                                 NUMBER OF                 NUMBER OF                       NUMBER OF
                                 CONTRACTS     PREMIUM     CONTRACTS        PREMIUM        CONTRACTS        PREMIUM
                                -----------   ---------   -----------   ---------------   -----------   ---------------
 Balance at 9/30/03 .........        -         $    -             -      $          -         9,208      $  2,100,563
 Purchased ..................         (5)        (406)      (13,866)       (4,313,868)       (8,883)         (700,208)
 Written ....................        6          4,032         5,586           858,828        32,803         5,547,117
 Expired ....................        5            406             -                 -          (828)         (174,750)
 Closed .....................        -              -         8,172         3,407,982       (17,800)       (4,271,848)
 Exercised ..................        -              -             -                 -             -                 -
                                     ---       ------       -------      ------------       -------      ------------
 Balance at 9/30/04 .........        6         $4,032          (108)     $    (47,058)       14,500      $  2,500,874
                                     ===       ======       =======      ============       =======      ============

129

                          BLACKROCK FUNDS

                                      INTERNATIONAL BOND            HIGH YIELD BOND
                                  ---------------------------   ------------------------
                                   NUMBER OF                     NUMBER OF
                                   CONTRACTS       PREMIUM       CONTRACTS      PREMIUM
                                  -----------   -------------   -----------   ----------
   Balance at 9/30/03 .........           -      $        -           -        $      -
   Purchased ..................           -               -           -               -
   Written ....................       3,696         589,716         302         162,256
   Expired ....................           -               -           -               -
   Closed .....................      (3,640)       (552,714)          -               -
   Exercised ..................           -               -           -               -
                                     ------      ----------         ---        --------
   Balance at 9/30/04 .........          56      $   37,002         302        $162,256
                                     ======      ==========         ===        ========

     TBA Purchase Commitments - The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation".

     Mortgage Dollar Rolls - The Portfolios may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a
Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder.
Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions - The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Inflation-indexed Bonds - Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.
Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     Bridge Debt Commitments - At September 30, 2004, the High Yield Bond
Portfolio had $30,178,132 in commitments outstanding to fund high yield bridge debt. The High Yield Bond Portfolio is entitled to a fee upon the expiration of the commitment period, generally within six months of the initial commitment date. The bridge debt terms approximate market rates at the time the commitment is entered into.

     Securities Lending - Through an agreement with PFPC Trust Company, the
Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the

                                                                             130

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current day's lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent.
The lending agent has hired BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the
Institutional Money Market Trust (the "Trust"), a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BlackRock Capital Management, Inc. serves as investment adviser to the Trust, but receives no fees from the Trust for these services.
Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC, Inc. is
paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

                                               MARKET VALUE      MARKET VALUE OF         TOTAL MARKET
                                              OF SECURITIES      CASH COLLATERAL           VALUE OF
                                                 ON LOAN      INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                             --------------- ----------------------- --------------------
 Low Duration Bond Portfolio ..............    $   849,218         $   882,000            $   882,000
 Intermediate Bond Portfolio ..............        180,025             190,000                190,000
 Core Bond Total Return Portfolio .........      9,190,560           9,482,500              9,482,500
 Managed Income Portfolio .................        415,298             432,750                432,750
 High Yield Bond Portfolio ................     65,313,280          68,777,610             68,777,610

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Transfers In-Kind - During the current fiscal year, September 30, 2004, certain shareholders of the Enhanced Income Portfolio, Core Bond Total Return
Portfolio and the Intermediate Plus Portfolio transferred cash and securities with a value of $31,831,191, $183,623,838 and $22,630,997 respectively, in exchange for fund shares. During the fiscal year ended September 30, 2003, certain shareholders of the Low Duration Bond Portfolio, the Intermediate Bond
Portfolio, the Core Bond Total Return Portfolio and the Core PLUS Total Return
Portfolio transferred cash and securities with a value of $12,785,206,
$4,040,941, $16,686,623 and $28,745,036 respectively, in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("GAAP") requires the use of management estimates. Actual results could differ from these estimates.

     Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolios may be inhibited.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

131

                          BLACKROCK FUNDS

           Portfolio                                         Share Classes
                                       Blackrock             Institutional              Service
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                     Fees      Fees(4)       Fees      Fees(4)     Fees(1)     Fees(4)
 Enhanced Income                     None        None        None        None   0.25%         0.25%
 Low Duration Bond                   None        None        None        None   0.25%         0.25%
 Intermediate Government Bond        N/A         N/A         None        None   0.25%         0.25%
 Intermediate Bond                   None        None        None        None   0.25%         0.25%
 Intermediate PLUS Bond              None        None        None        None   0.25%         0.25%
 Core Bond Total Return              None        None        None        None   0.25%         0.25%
 Core PLUS Total Return              None        None        None        None   0.25%         0.25%
 Government Income                   None        None        N/A         N/A        N/A         N/A
 Inflation Protected Bond            None        None        None        None   0.25%         0.25%
 GNMA                                None        None        None        None   0.25%         0.25%
 Managed Income                      N/A         N/A         None        None   0.25%         0.25%
 International Bond                  None        None        None        None   0.25%         0.25%
 High Yield Bond                     None        None        None        None   0.25%         0.25%

           Portfolio                                         Share Classes
                                      Investor A              Investor B               Investor C
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                   Fees(2)     Fees(4)     Fees(3)     Fees(4)     Fees(3)      Fees(4)
 Enhanced Income                0.35%         0.25%         N/A         N/A         N/A         N/A
 Low Duration Bond              0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Intermediate Government Bond   0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Intermediate Bond              0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Intermediate PLUS Bond         0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Core Bond Total Return         0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Core PLUS Total Return         0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Government Income              0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Inflation Protected Bond       0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 GNMA                           0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Managed Income                 0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 International Bond             0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 High Yield Bond                0.35%         0.25%     1.00%         1.00%     1.00%         1.00%

(1) - the maximum annual contractual fees are comprised of a .25% service fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee
(4) - the actual fees are as of September 30, 2004.

     On June 21, 2004, the Board of Trustees approved effective July 1, 2004, the elimination of the shareholder processing fee of 0.15% on Service, Investor
A, B, C and Hilliard Lyons Shares and increased the shareholder service fee on the Service Shares from 0.15% to 0.25%.

     In addition, for the period 10/01/03 through 12/31/03 BlackRock shares bore a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed
..03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, the BlackRock shares bear a
Transfer Agent fee at an annual rate not to exceed .005% of the average daily net assets plus per account fees and disbursements and each of the
Institutional, Service, Investor A, Investor B and Investor C share classes bear a Tranfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes plus per account fees and disbursements.

                                                                             132

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended September 30, 2004, the following shows the various types of class specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                                                     SHARE CLASSES
ADMINISTRATION FEES                   ----------------------------------------------------------------------------
                                       BLACKROCK   INSTITUTIONAL    SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                      ----------- --------------- ---------- ------------ ------------ -----------
   Enhanced Income ..................  $  3,836      $   11,118    $      -    $      -     $      -    $      -
   Low Duration Bond ................   242,225         705,597     432,392     145,410      108,237     226,012
   Intermediate Government Bond .....         -         331,731       1,921      75,884       17,948      23,829
   Intermediate Bond ................   151,961         527,326     102,065      58,137       20,107      21,557
   Intermediate PLUS Bond ...........     1,062               -           -           -            -           -
   Core Bond Total Return ...........   337,180       1,208,731     208,857     185,683       91,250     128,047
   Core PLUS Total Return ...........    98,078               -          13          13          116           -
   Government Income ................     2,095               -           -     157,323       71,857      39,873
   Inflation Protected Bond .........     1,843               -           -          12            5           -
   GNMA .............................     7,982         236,521       2,762      28,093       43,921      68,648
   Managed Income ...................         -       1,042,386     124,218      62,592       14,170       1,188
   International Bond ...............     3,565         156,999     101,988     153,108       22,282      41,299
   High Yield Bond ..................    31,884         244,435     148,693     104,631      151,373     105,729

                                                                        SHARE CLASSES
ADMINISTRATION FEES WAIVED            ---------------------------------------------------------------------------------
                                        BLACKROCK    INSTITUTIONAL    SERVICE     INVESTOR A    INVESTOR B   INVESTOR C
                                      ------------- --------------- ----------- -------------- ------------ -----------
   Enhanced Income ..................  $   (3,582)    $   (5,981)    $       -    $      -      $       -    $       -
   Low Duration Bond ................    (215,907)       (25,522)       (9,662)    (43,903)       (31,384)     (67,011)
   Intermediate Government Bond .....           -       (221,827)         (981)    (16,223)        (3,920)      (5,237)
   Intermediate Bond ................    (135,191)       (20,146)       (2,291)    (16,757)        (5,687)      (6,190)
   Intermediate PLUS Bond ...........      (1,062)             -             -           -              -            -
   Core Bond Total Return ...........    (307,625)       (27,734)       (7,025)    (54,079)       (27,884)     (38,449)
   Core PLUS Total Return ...........     (87,768)             -             -            (3)         (31)           -
   Government Income ................      (2,095)             -             -           -              -            -
   Inflation Protected ..............      (1,843)             -             -           -              -            -
   GNMA .............................      (5,789)        (9,802)          (63)          -              -            -
   Managed Income ...................           -       (674,532)      (76,534)    (15,040)        (3,321)        (286)
   International Bond ...............      (3,409)             -             -           -              -            -
   High Yield Bond ..................     (28,931)        (8,718)       (3,617)          -              -            -

                                                                         SHARE CLASSES
TRANSFER AGENT FEES                       ---------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- --------- ------------ ------------ -----------
   Enhanced Income ......................   $   548       $  1,380     $     -     $     -      $     -     $     -
   Low Duration Bond ....................    46,936        102,119      61,461      39,654       30,286      66,329
   Intermediate Government Bond .........         -         48,012         282      20,437        4,791       6,618
   Intermediate Bond ....................    26,480         76,724      14,463      15,239        5,245       5,629
   Intermediate PLUS Bond ...............       152              -           -           -            -           -
   Core Bond Total Return ...............    75,719        181,722      30,086      47,009       25,472      33,539
   Core PLUS Total Return ...............    16,868              -           1           2           32           -
   Government Income ....................       299              -           -      37,531       19,947      10,906
   Inflation Protected ..................       263              -           -           1            1           -
   GNMA .................................     1,847         34,453         393       7,550       12,188      18,851
   Managed Income .......................         -        156,226      18,162      17,721        3,861         302
   International Bond ...................       509         21,566      14,304      36,223        5,564       9,159
   High Yield Bond ......................     5,327         35,644      21,088      29,545       41,531      28,851

133

                          BLACKROCK FUNDS

                                                        SHARE CLASSES
TRANSFER AGENT FEES WAIVED            --------------------------------------------------
                                         INVESTOR A        INVESTOR B       INVESTOR C
                                      ----------------   --------------   --------------
   Low Duration Bond ..............      $ (18,431)        $  (14,384)      $  (32,671)
   Intermediate Bond ..............         (6,848)            (2,346)          (2,521)
   Core Bond Total Return .........        (20,453)           (12,075)         (15,061)
   Core PLUS Total Return .........               (1)             (14)               -

                                                                 SHARE CLASSES
SHAREHOLDER SERVICE FEES                    --------------------------------------------------------
                                               SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                            ------------   ------------   ------------   -----------
   Low Duration Bond ....................    $ 534,735      $ 251,106      $ 186,652      $ 388,974
   Intermediate Government Bond .........        1,924        131,843         31,022         40,917
   Intermediate Bond ....................      126,676        100,200         34,618         36,899
   Core Bond Total Return ...............      252,245        322,408        157,548        219,700
   Core PLUS Total Return ...............           18             21            201              -
   Government Income ....................            -        273,130        123,699         68,375
   Inflation Protected ..................            -             20              9              -
   GNMA .................................        3,410         48,501         75,424        117,968
   Managed Income .......................      150,427        107,803         24,557          2,056
   International Bond ...................      125,492        264,390         38,422         70,898
   High Yield Bond ......................      180,971        180,692        261,535        181,759

                                                                 SHARE CLASSES
SHAREHOLDER PROCESSING FEES                 -------------------------------------------------------
                                              SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                            -----------   ------------   ------------   -----------
   Low Duration Bond ....................    $321,798       $117,305       $ 86,009      $183,636
   Intermediate Government Bond .........       1,189         60,282         14,118        19,107
   Intermediate Bond ....................      75,585         45,773         15,511        16,726
   Core Bond Total Return ...............     157,890        142,673         72,801        99,262
   Core PLUS Total Return ...............           -             10             86             -
   Government Income ....................           -        117,943         57,169        31,324
   GNMA .................................       2,053         22,209         35,079        54,776
   Managed Income .......................      99,372         50,085         11,237           912
   International Bond ...................      76,667        112,626         16,885        29,380
   High Yield Bond ......................     114,189         82,911        122,195        84,946

                                                           SHARE CLASSES
DISTRIBUTION FEES                           --------------------------------------------
                                             INVESTOR A     INVESTOR B      INVESTOR C
                                            ------------   ------------   --------------
   Low Duration Bond ....................    $ 100,046      $ 560,018      $ 1,166,910
   Intermediate Government Bond .........       52,307         92,777          122,758
   Intermediate Bond ....................       40,076        103,887          110,698
   Core Bond Total Return ...............      128,013        472,887          659,113
   Core PLUS Total Return ...............            8            603                -
   Government Income ....................      108,420        370,353          206,303
   Inflation Protected ..................            8             26                1
   GNMA .................................       19,305        226,242          353,908
   Managed Income .......................       43,143         73,645            6,168
   International Bond ...................      105,667        115,131          212,671
   High Yield Bond ......................       72,030        785,156          550,918

                                                                             134

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      SHARE CLASSES
DISTRIBUTION FEES WAIVED                    ---------------------------------
                                               INVESTOR A
                                            ----------------
   Low Duration Bond ....................      $ (98,861)
   Intermediate Government Bond .........        (51,702)
   Intermediate Bond ....................        (39,636)
   Core Bond Total Return ...............       (126,698)
   Core PLUS Total Return ...............               (8)
   Government Income ....................       (107,471)
   Inflation Protected ..................               (8)
   GNMA .................................        (19,082)
   Managed Income .......................        (42,597)
   International Bond ...................       (104,722)
   High Yield Bond ......................        (71,127)

(C) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc.,
("BFM") a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the bond Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each
Portfolio's average daily net assets:

                                            EACH PORTFOLIO
                                      EXCEPT THE ENHANCED INCOME
                               PORTFOLIO, INTERNATIONAL BOND PORTFOLIO   INTERNATIONAL BOND PORTFOLIO   INFLATION PROTECTED
                                           & GNMA PORTFOLIO                    & GNMA PORTFOLIO           BOND PORTFOLIO
                              ----------------------------------------- ------------------------------ --------------------
                                              INVESTMENT                          INVESTMENT                INVESTMENT
AVERAGE DAILY NET ASSETS                     ADVISORY FEE                        ADVISORY FEE              ADVISORY FEE
----------------------------- ----------------------------------------- ------------------------------ --------------------
   first $1 billion                              .500%                                .550%                     .400%
   $1 billion-$2 billion                         .450                                 .500                      .375
   $2 billion-$3 billion                         .425                                 .475                      .350
   greater than $3 billion                       .400                                 .450                      .325

     The investment advisory fee for the Enhanced Income Portfolio is .40%.

     For the period ended September 30, 2004, advisory fees and waivers for each Portfolio were as follows:

                                                          GROSS                       NET
                                                         ADVISORY                  ADVISORY
                                                           FEE         WAIVER         FEE
                                                      ------------- ------------ ------------
    Enhanced Income Portfolio ......................   $    73,891   $   73,891   $        -
    Low Duration Bond Portfolio ....................     8,980,502    4,289,773    4,690,729
    Intermediate Government Bond Portfolio .........     1,556,343      458,981    1,097,362
    Intermediate Bond Portfolio ....................     4,686,568    1,928,329    2,758,239
    Intermediate PLUS Bond Portfolio ...............        15,174       15,174            -
    Core Bond Total Return Portfolio ...............    11,749,647    5,211,255    6,538,392
    Core PLUS Total Return Portfolio ...............     1,402,167      793,297      608,870
    Government Income Portfolio ....................       957,336      568,430      388,906
    Inflation Protected Bond Portfolio .............        21,113       21,113            -
    GNMA Portfolio .................................     1,565,647      881,135      684,512
    Managed Income Portfolio .......................     4,372,348      608,395    3,763,953
    International Bond Portfolio ...................     1,861,963       94,170    1,767,793
    High Yield Bond Portfolio ......................     3,056,545      865,521    2,191,024

135

                                BLACKROCK FUNDS

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses).
Prior to February 1, 2004, the expense limits applied to expenses charged on
Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio. At September 30, 2004, the receivable from BlackRock in the Enhanced Income and Intermediate Plus Portfolios were
$41,732 and $66,409, respectively.

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

                                                                             136

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At September 30, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                        TOTAL WAIVERS
                                                   EXPIRING           EXPIRING           EXPIRING        SUBJECT TO
                                               JANUARY 31, 2005   JANUARY 31, 2006   JANUARY 31, 2007   REIMBURSEMENT
                                              ------------------ ------------------ ------------------ --------------
      Enhanced Income Portfolio ............      $        -         $        -         $  182,553      $   182,553
      Low Duration Bond Portfolio ..........       1,912,708          3,619,537          2,985,428        8,517,673
      Intermediate Government Bond
       Portfolio ...........................         655,308            639,093            432,909        1,727,310
      Intermediate Bond Portfolio ..........       1,861,005          1,750,280          1,373,285        4,984,570
      Intermediate PLUS Bond ...............               -                  -             91,134           91,134
      Core Bond Total Return Portfolio .....       4,450,377          5,029,818          3,623,464       13,103,659
      Core PLUS Total Return Portfolio .....         266,493            606,696            608,996        1,482,185
      Government Income Portfolio ..........         170,412            361,714            256,336          788,462
      Inflation Protected Bond .............               -                  -            122,027          122,027
      GNMA Portfolio .......................         600,858            830,940            493,237        1,925,035
      Managed Income Portfolio .............       1,721,558          1,600,137            834,406        4,156,101
      International Bond Portfolio .........               -             16,453             25,457           41,910
      High Yield Bond Portfolio ............         425,847            740,256            482,962        1,649,065

BlackRock pays BFM fees for its sub-advisory services.

     PFPC, Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services
Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first
$500 million, .075% of the next $500 million and .065% of assets in excess of
$1 billion. In addition, each of the share classes, except for the BlackRock
Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee of .035% of the first $500 million, .025% of the next $500 million and .015% of assets in excess of $1 billion based upon average daily net assets of its class. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     For the period ended September 30, 2004, administration fees and waivers for each Portfolio were as follows:

                                                        GROSS                            NET
                                                   ADMINISTRATION                   ADMINISTRATION
                                                         FEE            WAIVER           FEE
                                                  ----------------   -----------   ---------------
Enhanced Income Portfolio .....................      $   30,656       $ 25,264        $    5,392
Low Duration Bond Portfolio ...................       3,234,834        393,389         2,841,445
Intermediate Government Bond Portfolio.........         715,891        248,188           467,703
Intermediate Bond Portfolio ...................       1,634,138        186,262         1,447,876
Intermediate PLUS Bond Portfolio ..............           3,642          3,642                 -
Core Bond Total Return Portfolio ..............       3,953,812        462,796         3,491,016
Core PLUS Total Return Portfolio ..............         336,588         87,802           248,786
Government Income Portfolio ...................         433,895          2,095           431,800
Inflation Protected Bond Portfolio ............           6,347          6,330                17
GNMA Portfolio ................................         629,891         15,654           614,237
Managed Income Portfolio ......................       1,950,406        769,713         1,180,693
International Bond Portfolio ..................         766,999          3,410           763,589
High Yield Bond Portfolio .....................       1,295,227         41,266         1,253,961

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Bank fees for distribution

137

                                BLACKROCK FUNDS

and sales support services. Currently, only Investor A Shares, Investor B
Shares and Investor C Shares bear the expense of distribution fees under the
Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) ("service organizations") fees for the provision of personal services to shareholders.
BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Investor A Shares, Investor
B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan.

     As of the period ended September 30, 2004, affiliated payables were as follows:

                                                                               PNC BANK
                                             PFPC (1)     BLACKROCK (2)     AFFILIATES (3)
                                            ----------   ---------------   ---------------
   Enhanced Income ......................    $  6,158        $      -          $      -
   Low Duration Bond ....................     155,269         482,049           248,868
   Intermediate Government Bond .........      32,104          99,154            30,435
   Intermediate Bond ....................      81,619         263,557            47,579
   Intermediate PLUS Bond ...............       3,776               -                 -
   Core Bond ............................     204,091         649,180           176,063
   Core Plus Total Return ...............      30,263          54,649                86
   Government Income ....................      29,116          53,954            83,924
   Inflation Protected Bond .............       2,481               -                48
   GNMA .................................      32,739          73,127            59,357
   Managed Income .......................      77,158         315,210            31,983
   International Bond ...................      65,995         165,122            83,713
   High Yield Bond ......................      65,898         219,104           164,793

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer
   Agent services provided as of September 30, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of September 30, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
   Fund, as of September 30, 2004, was $2,244,494, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(D) Purchases and Sales of Securities

     For the period ended September 30, 2004, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

                                                          PURCHASES            SALES
                                                      ----------------   ----------------
   Enhanced Income Portfolio ......................   $  42,743,071      $  16,580,929
   Low Duration Bond Portfolio ....................   1,544,028,786      1,288,491,949
   Intermediate Government Bond Portfolio .........     280,334,241        180,649,289
   Intermediate Bond Portfolio ....................     809,948,224        620,431,305
   Intermediate PLUS Bond Portfolio ...............      24,850,052          7,621,647
   Core Bond Total Return Portfolio ...............   4,354,899,831      3,954,697,523
   Core PLUS Total Return Portfolio ...............     563,703,327        447,091,632
   Government Income Portfolio ....................     435,022,017        336,184,492
   Inflation Protected Bond Portfolio .............       1,256,706             62,970
   GNMA Portfolio .................................     375,375,606        462,683,824
   Managed Income Portfolio .......................   1,464,779,986      1,212,712,094
   International Bond Portfolio ...................     887,930,498        564,641,909
   High Yield Bond Portfolio ......................   1,048,685,627        989,981,113

                                                                             138

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the period ended September 30, 2004, purchases and sales of U.S.
           government securities were as follows:

                                                          PURCHASES            SALES
                                                      ----------------   ----------------
   Enhanced Income Portfolio ......................   $ 103,586,799      $  48,329,429
   Low Duration Bond Portfolio ....................   3,395,287,225      2,723,961,350
   Intermediate Government Bond Portfolio .........     490,410,255        429,937,817
   Intermediate Bond Portfolio ....................   1,449,745,751      1,291,570,372
   Intermediate PLUS Bond Portfolio ...............      12,461,294          5,910,770
   Core Bond Total Return Portfolio ...............   5,857,521,264      5,236,188,179
   Core PLUS Total Return Portfolio ...............     820,759,250        683,516,733
   Government Income Portfolio ....................     486,894,964        377,321,652
   Inflation Protected Bond Portfolio .............      35,875,156         18,392,987
   GNMA Portfolio .................................     395,078,544        389,740,671
   Managed Income Portfolio .......................   1,737,894,295      1,643,902,110
   International Bond Portfolio ...................     204,116,085        105,817,506
   High Yield Bond Portfolio ......................      54,990,382                  -

139

                                BLACKROCK FUNDS

(E) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                  ENHANCED INCOME PORTFOLIO
                                              ----------------------------------
                                                    FOR THE PERIOD 3/4/041
                                                       THROUGH 9/30/04
                                              ----------------------------------
                                                   SHARES             VALUE
                                              ---------------   ----------------
Shares sold:
   BlackRock Class ........................       5,073,642      $ 50,670,2722
   Institutional Class ....................       4,224,099         42,063,617
   Service Class ..........................              10                100
   Investor A Class .......................              10                100
Shares issued in reinvestment of dividends:
   BlackRock Class ........................          16,269            162,231
   Institutional Class ....................           1,266             12,605
Shares redeemed:
   BlackRock Class ........................      (3,211,406)       (31,937,984)
   Institutional Class ....................        (608,083)        (6,045,246)
                                                 ----------      -------------
Net increase ..............................       5,495,807      $  54,925,695
                                                 ==========      =============

                                                                      LOW DURATION BOND PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                              9/30/04                           9/30/03
                                                 --------------------------------- ----------------------------------
                                                      SHARES            VALUE             SHARES            VALUE
                                                 ---------------- ----------------   ---------------- -----------------
Shares sold:
   BlackRock Class .............................     44,025,335    $  446,498,575        64,471,904    $ 659,645,2413
   Institutional Class .........................     24,282,119       245,998,351        33,855,591       346,300,203
   Service Class ...............................     16,906,063       171,124,176        16,627,895       170,105,567
   Investor A Class ............................      6,586,743        66,824,073        13,035,998       133,430,923
   Investor B Class ............................      1,237,328        12,527,828         5,323,252        54,436,901
   Investor C Class ............................      2,875,003        29,091,603        14,578,339       149,127,191
Shares issued in reinvestment of dividends:
   BlackRock Class .............................      1,397,157        14,141,528           548,645         5,605,823
   Institutional Class .........................        211,305         2,142,104           135,039         1,382,033
   Service Class ...............................        632,774         6,408,949           389,302         3,983,178
   Investor A Class ............................        150,038         1,520,489           136,962         1,401,789
   Investor B Class ............................         49,840           505,072            50,221           513,941
   Investor C Class ............................         80,404           814,680            88,194           902,366
Shares redeemed:
   BlackRock Class .............................    (29,993,094)     (302,896,298)      (31,381,290)     (320,978,094)
   Institutional Class .........................    (23,820,299)     (241,181,632)      (16,478,951)     (168,619,760)
   Service Class ...............................     (7,559,029)      (76,490,802)       (4,533,185)      (46,362,649)
   Investor A Class ............................     (8,056,604)      (81,466,569)       (9,953,500)     (101,821,390)
   Investor B Class ............................     (2,925,422)      (29,616,425)       (2,349,737)      (24,031,860)
   Investor C Class ............................     (9,991,118)     (101,156,376)       (6,879,124)      (70,408,741)
                                                    -----------    --------------       -----------    --------------
Net increase ...................................     16,088,543    $  164,789,326        77,665,555    $  794,612,662
                                                    ===========    ==============       ===========    ==============

1 Commencement of operations.
2 Includes 3,183,119 shares issued in exchange for cash and securities transferred in-kind with a value of $31,831,191. See Note (B).

3 Includes 1,251,524 shares issued in exchage for cash and securities transferred in-kind with a value of $12,785,206. See Note (B).

                                                                             140

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                              --------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                            9/30/04                               9/30/03
                                              -----------------------------------   ------------------------------------
                                                   SHARES             VALUE              SHARES              VALUE
                                              ---------------   -----------------   ---------------   ------------------
Shares sold:
   Institutional Class ....................       7,030,782       $  73,254,751         1,929,145       $   20,584,491
   Service Class ..........................          15,696             163,328           119,756            1,286,543
   Investor A Class .......................       1,938,301          20,278,933         6,749,202           72,423,892
   Investor B Class .......................         240,142           2,516,240           796,971            8,541,701
   Investor C Class .......................         498,526           5,220,024         2,297,250           24,695,791
Shares issued in reinvestment of dividends:
   Institutional Class ....................          34,701             361,433            46,063              494,350
   Service Class ..........................           1,200              12,556             1,087               11,587
   Investor A Class .......................         148,299           1,554,893           192,236            2,064,457
   Investor B Class .......................          18,053             188,928            20,855              223,280
   Investor C Class .......................          18,338             192,130            17,791              190,280
Shares redeemed:
   Institutional Class ....................      (6,165,653)        (64,253,054)       (6,333,075)         (67,549,103)
   Service Class ..........................         (34,895)           (360,371)         (170,298)          (1,821,306)
   Investor A Class .......................      (3,069,832)        (32,098,235)       (6,647,232)         (71,264,288)
   Investor B Class .......................        (409,168)         (4,270,645)         (416,526)          (4,440,567)
   Investor C Class .......................        (855,357)         (8,933,420)       (1,301,563)         (13,992,530)
                                                 ----------       -------------        ----------       --------------
Net decrease ..............................        (590,867)      $  (6,172,509)       (2,698,338)      $  (28,551,422)
                                                 ==========       =============        ==========       ==============

                                                                      INTERMEDIATE BOND PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                              9/30/04                           9/30/03
                                                 --------------------------------- ----------------------------------
                                                      SHARES            VALUE             SHARES            VALUE
                                                 ---------------- ----------------   ---------------- -----------------
Shares sold:
   BlackRock Class .............................     22,194,526    $  212,446,272        19,503,837    $ 193,323,8081
   Institutional Class .........................      7,323,200        70,358,931        10,473,835       102,802,529
   Service Class ...............................      4,484,117        42,898,126         3,082,236        30,362,030
   Investor A Class ............................      2,301,278        22,081,709         3,879,270        38,014,328
   Investor B Class ............................        514,527         4,943,361           972,144         9,564,782
   Investor C Class ............................        853,762         8,248,621         1,205,254        11,928,848
Shares issued in reinvestment of dividends:
   BlackRock Class .............................      2,117,759        20,302,155         1,124,240        11,046,141
   Institutional Class .........................        713,471         6,828,346            87,932           860,227
   Service Class ...............................        380,166         3,646,160           183,828         1,809,170
   Investor A Class ............................        208,853         2,003,401           134,272         1,320,336
   Investor B Class ............................         26,753           256,573            14,751           145,099
   Investor C Class ............................         26,824           257,392             7,548            74,294
Shares redeemed:
   BlackRock Class .............................    (17,474,823)     (166,947,949)      (18,871,437)     (185,542,625)
   Institutional Class .........................    (10,819,909)     (103,213,183)      (11,624,133)     (113,887,900)
   Service Class ...............................     (1,812,220)      (17,318,652)       (1,126,448)      (11,072,372)
   Investor A Class ............................     (2,858,148)      (27,250,206)       (2,846,760)      (27,889,464)
   Investor B Class ............................       (366,749)       (3,497,597)         (328,413)       (3,221,790)
   Investor C Class ............................       (702,324)       (6,704,679)         (296,389)       (2,955,515)
                                                    -----------    --------------       -----------    --------------
Net increase ...................................      7,111,063    $   69,338,781         5,575,567    $   56,681,926
                                                    ===========    ==============       ===========    ==============

1 Includes 400,887 shares issued in exchange for cash and securities transferred in-kind with a value of $4,040,941. See Note (B).

141

                          BLACKROCK FUNDS

                                                  INTERMEDIATE PLUS BOND
                                                        PORTFOLIO
                                              ------------------------------
                                                 FOR THE PERIOD 08/18/041
                                                     THROUGH 9/30/04
                                              ------------------------------
                                                 SHARES           VALUE
                                              -----------   ----------------
Shares sold:
  BlackRock Class .........................    2,587,024     $ 25,870,9852
  Institutional Class .....................           10               100
  Service Class ...........................           10               100
  Investor A Class ........................           10               100
  Investor B Class ........................           10               100
  Investor C Class ........................           10               100
Shares issued in reinvestment of dividends:
  BlackRock Class .........................       10,755           107,683
  Institutional Class .....................            -                 -
  Service Class ...........................            -                 -
  Investor A Class ........................            -                 -
  Investor B Class ........................            -                 -
  Investor C Class ........................            -                 -
Shares redeemed:
  BlackRock Class .........................            -                 -
  Institutional Class .....................            -                 -
  Service Class ...........................            -                 -
  Investor A Class ........................            -                 -
  Investor B Class ........................            -                 -
  Investor C Class ........................            -                 -
                                               ---------     -------------
Net increase ..............................    2,597,829     $  25,979,168
                                               =========     =============

                                                                   CORE BOND TOTAL RETURN PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                            9/30/04                                9/30/03
                                              ------------------------------------   ------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ----------------   -----------------   ----------------   -----------------
Shares sold:
  BlackRock Class .........................       81,098,736      $ 789,585,8243         74,894,893      $ 751,294,6524
  Institutional Class .....................       26,144,657         252,656,949         25,253,885         252,237,012
  Service Class ...........................        3,697,122          35,865,812          7,850,927          78,371,483
  Investor A Class ........................        7,005,512          68,270,389         11,634,467         116,580,815
  Investor B Class ........................          890,516           8,667,236          3,440,440          34,460,306
  Investor C Class ........................        3,948,277          38,572,706          6,637,418          66,382,900
Shares issued in reinvestment of dividends:
  BlackRock Class .........................        6,196,050          60,273,505          3,639,142          36,422,062
  Institutional Class .....................        2,256,020          21,880,616            949,350           9,469,076
  Service Class ...........................          639,548           6,211,063            332,452           3,319,627
  Investor A Class ........................          646,516           6,283,630            490,967           4,908,140
  Investor B Class ........................          146,718           1,427,283            124,229           1,241,556
  Investor C Class ........................           70,845             689,098             46,087             460,865
Shares redeemed:
  BlackRock Class .........................      (47,023,192)       (456,436,915)       (51,558,388)       (516,256,914)
  Institutional Class .....................      (47,480,602)       (458,774,449)       (27,434,862)       (274,419,532)
  Service Class ...........................       (2,662,425)        (25,922,395)        (5,826,607)        (58,765,661)
  Investor A Class ........................       (5,361,239)        (51,943,127)        (9,867,567)        (98,839,883)
  Investor B Class ........................       (2,259,950)        (21,914,448)        (2,123,837)        (21,190,357)
  Investor C Class ........................       (3,362,504)        (32,566,267)        (3,281,494)        (32,790,968)
                                                 -----------      --------------        -----------      --------------
Net increase ..............................       24,590,605      $  242,826,510         35,201,502      $  352,885,179
                                                 ===========      ==============        ===========      ==============

1 Commencement of operations.

2 Includes 2,263,100 shares issued in exchage for cash and securities transferred in-kind with a value of $22,630,997. See Note (B).

3 Includes 19,013,204 shares issued in exchange for cash and securities transferred in-kind with a value of $183,623,838. See Note (B).

4 Includes 1,675,428 shares issued in exchange for cash and securities transferred in-kind with a value of $16,686,623. See Note (B)

                                                                             142

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  CORE PLUS TOTAL RETURN PORTFOLIO
                                              ------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                           9/30/04                               9/30/03
                                              ----------------------------------   -----------------------------------
                                                   SHARES             VALUE             SHARES             VALUE
                                              ---------------   ----------------   ---------------   -----------------
Shares sold:
   BlackRock Class ........................      13,869,951      $ 142,757,694        20,697,640      $ 215,470,5941
   Institutional Class ....................               -                  -                 -                   -
   Service Class ..........................           2,781             28,000                 -                   -
   Investor A Class .......................             571              5,780               462               4,824
   Investor B Class .......................           3,938             40,392             9,526              98,686
   Investor C Class .......................               -                  -             1,871              20,094
Shares issued in reinvestment of dividends:
   BlackRock Class ........................       1,158,111         11,907,717           635,078           6,598,242
   Institutional Class ....................               -                  5                 1                   4
   Service Class ..........................              24                253                 1                   5
   Investor A Class .......................              35                365                16                 165
   Investor B Class .......................             168              1,730               120               1,250
   Investor C Class .......................               -                  5                 3                  28
Shares redeemed:
   BlackRock Class ........................      (8,898,892)       (91,625,793)       (9,158,177)        (95,276,029)
   Institutional Class ....................               -                  -                 -                   -
   Service Class ..........................               -                  -                 -                   -
   Investor A Class .......................            (466)            (4,737)                -                   -
   Investor B Class .......................          (1,792)           (18,584)           (1,976)            (20,466)
   Investor C Class .......................               -                  -            (1,873)            (19,893)
                                                 ----------      -------------        ----------      --------------
Net increase ..............................       6,134,429      $  63,092,827        12,182,692      $  126,877,504
                                                 ==========      =============        ==========      ==============

                                                                   GOVERNMENT INCOME PORTFOLIO
                                              ----------------------------------------------------------------------
                                                     FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                           9/30/04                             9/30/03
                                              ---------------------------------   ----------------------------------
                                                   SHARES            VALUE             SHARES             VALUE
                                              ---------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ........................         962,906      $  10,785,337        8,904,938      $  100,358,688
   Investor A Class .......................       8,254,569         91,605,279       24,826,856         279,892,579
   Investor B Class .......................         813,536          9,028,628        3,022,597          34,089,123
   Investor C Class .......................         740,703          8,204,120        2,323,172          26,250,763
Shares issued in reinvestment of dividends:
   BlackRock Class ........................          16,934            186,475                4                  40
   Investor A Class .......................         310,038          3,440,580          219,994           2,482,064
   Investor B Class .......................         105,693          1,174,795          102,954           1,160,950
   Investor C Class .......................          54,418            603,660           38,561             434,122
Shares redeemed:
   BlackRock Class ........................          (5,189)           (58,352)      (8,904,720)       (100,089,047)
   Investor A Class .......................      (4,903,988)       (53,940,688)     (21,164,032)       (238,627,834)
   Investor B Class .......................      (1,668,127)       (18,404,329)      (2,602,040)        (29,208,794)
   Investor C Class .......................      (1,072,691)       (11,808,237)      (1,365,364)        (15,372,024)
                                                 ----------      -------------      -----------      --------------
Net increase ..............................       3,608,802      $  40,817,268        5,402,920      $   61,370,630
                                                 ==========      =============      ===========      ==============

1 Includes 2,774,617 shares issued in exchange for cash and securities transferred in-kind with a value of $28,745,036. See Note (B).

143

                          BLACKROCK FUNDS

                                                  INFLATION PROTECTED BOND
                                                         PORTFOLIO
                                              --------------------------------
                                                  FOR THE PERIOD 06/28/041
                                                      THROUGH 9/30/04
                                              --------------------------------
                                                 SHARES            VALUE
                                              -----------   ------------------
Shares sold:
   BlackRock Class ........................    2,000,010       $ 20,000,102
   Institutional Class ....................           10               100
   Service Class ..........................           10               100
   Investor A Class .......................        8,902            92,956
   Investor B Class .......................        5,844            61,094
   Investor C Class .......................          574             6,000
Shares issued in reinvestment of dividends:
   BlackRock Class ........................            -                 1
   Investor A Class .......................            -                 2
   Investor B Class .......................            2                19
Shares redeemed:
   BlackRock Class ........................            -                  (1)
                                               ---------       --------------
Net increase ..............................    2,015,352       $ 20,160,373
                                               =========       =============

                                                                           GNMA PORTFOLIO
                                              ------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                            9/30/04                               9/30/03
                                              ------------------------------------   ---------------------------------
                                                   SHARES              VALUE              SHARES            VALUE
                                              ---------------   ------------------   ---------------   ---------------
Shares sold:
   BlackRock Class ........................           7,743       $       77,432         6,918,437      $  70,050,732
   Institutional Class ....................       2,753,451           27,123,287         7,823,962         79,816,210
   Service Class ..........................         123,324            1,216,598           291,547          2,938,731
   Investor A Class .......................         896,224            8,911,508         2,364,238         24,145,076
   Investor B Class .......................         456,867            4,531,094         1,661,621         16,909,064
   Investor C Class .......................       1,208,682           11,999,511         3,538,816         36,008,174
Shares issued in reinvestment of dividends:
   BlackRock Class ........................          57,209              564,581            78,475            787,966
   Institutional Class ....................          18,460              182,613            47,701            486,858
   Service Class ..........................           8,806               79,966             5,735             58,111
   Investor A Class .......................          57,839              574,179            51,894            528,487
   Investor B Class .......................          67,877              672,159            70,945            720,127
   Investor C Class .......................          49,441              488,662            46,287            468,439
Shares redeemed:
   BlackRock Class ........................      (4,966,583)         (49,690,525)       (1,015,332)       (10,173,630)
   Institutional Class ....................      (4,626,153)         (45,685,645)       (8,588,520)       (87,028,407)
   Service Class ..........................         (57,171)            (554,739)         (246,625)        (2,459,843)
   Investor A Class .......................      (1,017,767)         (10,094,068)       (1,855,641)       (18,923,220)
   Investor B Class .......................      (1,191,717)         (11,738,181)         (829,953)        (8,381,346)
   Investor C Class .......................      (2,356,064)         (23,224,236)       (2,023,665)       (20,435,418)
                                                 ----------       --------------        ----------      -------------
Net increase (decrease) ...................      (8,509,532)      $  (84,565,804)        8,339,922      $  85,516,111
                                                 ==========       ==============        ==========      =============

1 Commencement of operations.

                                                                             144

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                          MANAGED INCOME PORTFOLIO
                                                 ---------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                               9/30/04                              9/30/03
                                                 ------------------------------------ ------------------------------------
                                                      SHARES             VALUE               SHARES             VALUE
                                                 ---------------- -------------------   ---------------- -------------------
Shares sold:
   Institutional Class .........................      3,443,975     $    35,951,136          5,447,882     $    58,460,885
   Service Class ...............................      4,433,492          46,198,406          7,654,822          82,423,998
   Investor A Class ............................        570,805           5,950,344          2,696,527          29,002,173
   Investor B Class ............................        107,781           1,126,942            336,429           3,628,610
   Investor C Class ............................         34,767             362,960             50,219             539,709
Shares issued in reinvestment of dividends:
   Institutional Class .........................      1,668,069          17,415,674             65,436             704,199
   Service Class ...............................        307,188           3,208,282            132,655           1,427,147
   Investor A Class ............................        275,744           2,884,964            234,161           2,520,090
   Investor B Class ............................         26,510             277,153             20,339             218,890
   Investor C Class ............................          1,107              11,516                168               1,800
Shares redeemed:
   Institutional Class .........................    (18,238,033)       (188,924,478)       (16,805,512)       (180,753,013)
   Service Class ...............................     (5,576,224)        (58,216,243)       (12,043,022)       (129,528,997)
   Investor A Class ............................     (2,055,845)        (21,478,189)        (3,244,123)        (34,859,884)
   Investor B Class ............................       (221,467)         (2,301,380)          (286,695)         (3,075,910)
   Investor C Class ............................        (22,880)           (238,460)           (31,445)           (334,605)
                                                    -----------     ---------------        -----------     ---------------
Net decrease ...................................    (15,245,011)    $  (157,771,373)       (15,772,159)    $  (169,624,908)
                                                    ===========     ===============        ===========     ===============

                                                                    INTERNATIONAL BOND PORTFOLIO
                                              -------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                            9/30/04                               9/30/03
                                              ------------------------------------   ----------------------------------
                                                   SHARES              VALUE              SHARES             VALUE
                                              ----------------   -----------------   ---------------   ----------------
Shares sold:
   BlackRock Class ........................        3,438,204      $   38,322,016                 -      $           -
   Institutional Class ....................       12,598,557         143,701,530         4,806,368         51,708,847
   Service Class ..........................       14,327,492         160,851,025         3,744,362         39,958,885
   Investor A Class .......................        7,379,261          83,985,204         5,938,781         63,521,893
   Investor B Class .......................          528,566           6,047,568           547,770          5,858,051
   Investor C Class .......................        2,102,139          24,069,974         1,199,720         12,914,769
Shares issued in reinvestment of dividends:
   BlackRock Class ........................           34,973             393,135                 -                  -
   Institutional Class ....................          135,936           1,537,371            85,232            902,502
   Service Class ..........................          230,005           2,605,444           138,412          1,468,698
   Investor A Class .......................          300,294           3,398,972           209,728          2,220,133
   Investor B Class .......................           25,707             291,106            31,735            335,434
   Investor C Class .......................           45,702             518,500            28,662            303,886
Shares redeemed:
   BlackRock Class ........................         (339,508)         (3,810,564)                -                  -
   Institutional Class ....................       (6,813,808)        (76,313,065)       (2,467,998)       (26,176,507)
   Service Class ..........................      (11,936,202)       (133,411,074)       (2,070,210)       (22,163,110)
   Investor A Class .......................       (3,650,626)        (41,338,051)       (3,160,528)       (33,654,736)
   Investor B Class .......................         (266,978)         (3,022,485)         (486,076)        (5,166,103)
   Investor C Class .......................         (521,630)         (5,896,042)         (424,406)        (4,554,133)
                                                 -----------      --------------        ----------      -------------
Net increase ..............................       17,618,084      $  201,930,564         8,121,552      $  87,478,509
                                                 ===========      ==============        ==========      =============

145

                          BLACKROCK FUNDS

                                                                     HIGH YIELD BOND PORTFOLIO
                                              -----------------------------------------------------------------------
                                                     FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                           9/30/04                              9/30/03
                                              ---------------------------------   -----------------------------------
                                                   SHARES            VALUE             SHARES             VALUE
                                              ---------------   ---------------   ---------------   -----------------
Shares sold:
   BlackRock Class ........................      10,537,232      $  84,539,437       10,158,381      $   71,572,618
   Institutional Class ....................       8,671,443         69,329,774       21,425,272         154,644,394
   Service Class ..........................       7,643,139         61,340,427        8,411,060          61,247,173
   Investor A Class .......................       7,416,713         59,235,980       27,287,012         201,330,595
   Investor B Class .......................       2,067,712         16,574,993        7,657,034          55,563,971
   Investor C Class .......................       1,996,826         16,006,791        8,478,281          61,877,392
Shares issued in reinvestment of dividends:
   BlackRock Class ........................         830,734          6,662,361          762,655           5,510,063
   Institutional Class ....................         152,431          1,221,478           68,522             506,641
   Service Class ..........................         126,014          1,010,749           19,912             143,025
   Investor A Class .......................         351,549          2,811,695          299,671           2,199,179
   Investor B Class .......................         363,924          2,910,188          335,907           2,434,668
   Investor C Class .......................         250,916          2,008,325          177,500           1,301,709
Shares redeemed:
   BlackRock Class ........................      (3,165,692)       (25,563,660)      (8,303,757)        (62,624,825)
   Institutional Class ....................     (10,991,762)       (88,005,527)     (13,348,336)        (98,190,198)
   Service Class ..........................      (5,028,290)       (39,768,982)      (1,764,213)        (12,728,387)
   Investor A Class .......................      (9,479,104)       (75,936,201)     (19,740,537)       (148,481,187)
   Investor B Class .......................      (4,946,611)       (39,306,922)      (2,687,824)        (19,446,183)
   Investor C Class .......................      (4,101,802)       (32,861,840)      (2,442,021)        (18,227,743)
                                                -----------      -------------      -----------      --------------
Net increase ..............................       2,695,372      $  22,209,066       36,794,519      $  258,632,905
                                                ===========      =============      ===========      ==============

     On September 30, 2004, three shareholders held approximately 88% of the outstanding shares of the Enhanced Income Portfolio, two shareholders held approximately 36% of the outstanding shares of the Low Duration Bond Portfolio, two shareholders held approximately 75% of the outstanding shares of the
Intermediate Government Portfolio, five shareholders held approximately 64% of the outstanding shares of the Intermediate Bond Portfolio, two shareholders held 100% of the Intermediate Plus Portfolio, two shareholders held approximately 28% of the outstanding shares of the Core Bond Total Return
Portfolio, six shareholders held approximately 61% of the outstanding shares of the Core PLUS Total Return Portfolio, four shareholders held approximately 38%
of the outstanding shares of the Government Income Portfolio, one shareholder held approximately 99% of the outstanding shares of the Inflation Protected
Portfolio, two shareholders held approximately 68% of the outstanding shares of the GNMA Portfolio, one shareholder held approximately 82% of the outstanding shares of the Managed Income Portfolio, four shareholders held approximately
28% of the outstanding shares of the International Bond Portfolio and two shareholders held approximately 35% of the outstanding shares of the High Yield
Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                             146

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F) At September 30, 2004, net assets consisted of:

                                                             LOW          INTERMEDIATE                      INTERMEDIATE
                                         ENHANCED         DURATION         GOVERNMENT      INTERMEDIATE         PLUS
                                          INCOME            BOND              BOND             BOND             BOND
                                        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                     --------------- ------------------ ---------------- ---------------- ---------------
    Capital paid-in ................  $ 54,925,695    $ 1,885,136,129    $ 300,215,657    $ 905,052,154    $ 25,979,168
    End of period undistributed net
     investment income
     (distributions in excess of net
     investment income) ............       (12,452)           370,456         (313,895)         435,858             157
    Accumulated net realized gain
     (loss) on investment
     transactions, futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..................      (238,235)       (10,365,281)       1,569,181        6,045,604          11,682
    Net unrealized appreciation
     (depreciation) on investment
     transactions futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..................       (30,863)        (1,313,896)       4,202,716       12,176,020           5,297
                                      ------------    ---------------    -------------    -------------    ------------
                                      $ 54,644,145    $ 1,873,827,408    $ 305,673,659    $ 923,709,636    $ 25,996,304
                                      ============    ===============    =============    =============    ============

                                                  CORE BOND         CORE PLUS
                                                TOTAL RETURN      TOTAL RETURN
                                                  PORTFOLIO         PORTFOLIO
                                             ------------------ ----------------
    Capital paid-in ........................  $ 2,495,731,993    $ 283,099,115
    End of period undistributed net
     investment income
     (distributions in excess of net
     investment income) ....................       (2,223,824)         228,560
    Accumulated net realized gain
     (loss) on investment
     transactions, futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..........................        6,225,263         (890,069)
    Net unrealized appreciation on
     investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........       25,900,388        2,800,639
                                              ---------------    -------------
                                              $ 2,525,633,820    $ 285,238,245
                                              ===============    =============

                                                GOVERNMENT        INFLATION
                                                  INCOME       PROTECTED BOND        GNMA
                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO
                                             ---------------- ---------------- ----------------
    Capital paid-in ........................  $ 205,934,842   $ 20,090,117      $ 252,282,685
    End of period undistributed net
     investment income
     (distributions in excess of net
     investment income) ....................      1,022,088         51,317           (325,015)
    Accumulated net realized gain
     (loss) on investment
     transactions, futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..........................     (3,276,283)       230,428         (6,844,472)
    Net unrealized appreciation on
     investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........      4,371,396        551,836          2,448,007
                                              -------------   ------------      -------------
                                              $ 208,052,043   $ 20,923,698      $ 247,561,205
                                              =============   ============      =============

147

                          BLACKROCK FUNDS

                                                    MANAGED        INTERNATIONAL       HIGH YIELD
                                                    INCOME              BOND              BOND
                                                   PORTFOLIO         PORTFOLIO          PORTFOLIO
                                               ----------------   ---------------   ----------------
    Capital paid-in ........................    $ 749,867,720      $ 407,644,766     $ 611,522,117
    End of period undistributed net
     investment income
     (distributions in excess of net
     investment income) ....................          284,886          2,946,297        (1,207,716)
    Accumulated net realized gain
     on investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........        3,254,880             87,892         8,809,302
    Net unrealized appreciation on
     investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........       16,396,932         15,509,834         9,054,037
                                                -------------      -------------     -------------
                                                $ 769,804,418      $ 426,188,789     $ 628,177,740
                                                =============      =============     =============

(G) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.
The following permanent differences as of September 30, 2004, attributable to interest rate swaps, realized foreign currency gains/(losses), foreign futures realized gains/(losses), return of capital, bond bifurcation and paydown adjustments were reclassified to the following accounts:

                                                                              INCREASE/         INCREASE/
                                                                             (DECREASE)         (DECREASE)
                                                          INCREASE/          ACCUMULATED      UNDISTRIBUTED
                                                          (DECREASE)        NET REALIZED      NET INVESTMENT
                                                       PAID IN-CAPITAL       GAIN (LOSS)          INCOME
                                                      -----------------   ----------------   ---------------
   Enhanced Income Portfolio ......................       $       -        $     (19,066)      $    19,066
   Low Duration Bond Portfolio ....................               -           (1,646,747)        1,646,747
   Intermediate Government Bond Portfolio .........               -             (357,789)          357,789
   Intermediate Bond Portfolio ....................               -           (1,627,773)        1,627,773
   Intermediate PLUS Bond Portfolio ...............               -               (3,271)            3,271
   Core Bond Total Return Portfolio ...............               -           (2,892,906)        2,892,906
   Core PLUS Total Return Portfolio ...............               -             (413,534)          413,534
   Government Income Portfolio ....................               -             (703,449)          703,449
   Inflation Protected Bond Portfolio .............         (70,256)                   -            70,256
   GNMA Portfolio .................................         (41,385)          (2,987,391)        3,028,776
   Managed Income Portfolio .......................               -             (579,517)          579,517
   International Bond Portfolio ...................               -          (11,708,500)       11,708,500
   High Yield Bond Portfolio ......................               -               31,509           (31,509)

     These reclassifications had no effect on net assets or net asset value per share.

                                                                             148

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                       ORDINARY       LONG-TERM    TAX RETURN       TOTAL
                                                        INCOME      CAPITAL GAIN   OF CAPITAL   DISTRIBUTIONS
                                                    -------------- -------------- ------------ --------------
   Enhanced Income Portfolio ......................
    9/30/04 ....................................... $   367,031    $        -     $       -    $   367,031
   Low Duration Bond Portfolio ....................
    9/30/04 .......................................  42,369,674             -             -     42,369,674
    9/30/03 .......................................  33,783,752             -             -     33,783,752
   Intermediate Government Bond Portfolio .........
    9/30/04 .......................................  10,931,963             -             -     10,931,963
    9/30/03 .......................................  15,981,354             -             -     15,981,354
   Intermediate Bond Portfolio ....................
    9/30/04 .......................................  35,663,787    17,198,461             -     52,862,248
    9/30/03 .......................................  44,207,199        42,351             -     44,249,550
   Intermediate PLUS Bond Portfolio ...............
    9/30/04 .......................................     121,847             -             -        121,847
   Core Bond Total Return Portfolio ...............
    9/30/04 ....................................... 126,658,867    28,012,571             -    154,671,438
    9/30/03 ....................................... 124,169,675             -             -    124,169,675
   Core PLUS Total Return Portfolio ...............
    9/30/04 .......................................  11,165,451     1,428,975             -     12,594,426
    9/30/03 .......................................   6,848,966       111,468             -      6,960,434
   Government Income Portfolio ....................
    9/30/04 .......................................   6,519,101     1,394,662             -      7,913,763
    9/30/03 .......................................  11,243,305        97,535             -     11,340,840
   Inflation Protected Bond Portfolio .............
    9/30/04 .......................................     245,093             -             -        245,093
   GNMA Portfolio .................................
    9/30/04 .......................................  14,309,697             -             -     14,309,697
    9/30/03 .......................................  18,382,038             -             -     18,382,038
   Managed Income Portfolio .......................
    9/30/04 .......................................  47,616,005    16,559,285             -     64,175,290
    9/30/03 .......................................  59,054,657             -             -     59,054,657
   International Bond Portfolio ...................
    9/30/04 .......................................  12,218,083             -             -     12,218,083
    9/30/03 .......................................   4,281,693        89,094     3,269,758      7,640,545
   High Yield Bond Portfolio ......................
    9/30/04 .......................................  41,802,100             -             -     41,802,100
    9/30/03 .......................................  42,672,477             -             -     42,672,477

149

                                BLACKROCK FUNDS

     As of September 30, 2004, the components of distributable
earnings/(accumulated losses) were as follows:

                                                     UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL           POST-
                                                        ORDINARY       LONG-TERM         LOSS            OCTOBER
                                                         INCOME       CAPITAL GAIN   CARRYFOWARDS         LOSSES
                                                    --------------- --------------- -------------- -------------------
   Enhanced Income Portfolio ...................... $   72,653      $       -       $ (240,751)    $          -
   Low Duration Bond Portfolio ....................  3,413,829              -         (440,690)    (10,931,274)1
   Intermediate Government Bond Portfolio .........     14,324      1,396,396                -               -
   Intermediate Bond Portfolio ....................  1,486,122      6,746,317                -               -
   Intermediate PLUS Bond Portfolio ...............    103,929          7,371                -               -
   Core Bond Total Return Portfolio ...............  5,162,564      4,161,328                -      (4,212,121)1
   Core PLUS Total Return Portfolio ...............  1,218,067              -                -      (1,741,098)1
   Government Income Portfolio ....................  1,266,719              -          (74,687)     (2,495,538)
   Inflation Protected Bond Portfolio .............    301,681            132                -               -
   GNMA Portfolio .................................          -              -       (4,654,231)     (2,403,678)
   Managed Income Portfolio .......................  2,842,020      2,759,862                -        (802,036)1
   International Bond Portfolio ...................  2,266,234        188,910                -        (136,404)
   High Yield Bond Portfolio ...................... 11,504,669        652,999                -         (33,679)1

1 Includes Post-October currency losses of $904,227 for the BlackRock Low
   Duration Bond Portfolio, $4,212,121 for the BlackRock Core Bond Total
   Return Portfolio, $556,757 for the BlackRock Core PLUS Total Return
   Portfolio and $802,036 for the BlackRock Managed Income Portfolio, $33,679
   for the BlackRock High Yield Bond Portfolio.

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with
Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2004, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                       EXPIRING SEPTEMBER 30
                                         -------------------------------------------------
                                            2010        2011         2012         TOTAL
                                         ---------- ------------ ------------ ------------
   Enhanced Income Portfolio ...........  $      -   $        -   $  240,751   $  240,751
   Low Duration Bond Portfolio .........         -            -      440,690      440,690
   Government Income Portfolio .........         -            -       74,687       74,687
   GNMA Portfolio ......................   603,989    1,576,264    2,473,978    4,654,231

(H) Subsequent Events

     On August 25, 2004, BlackRock, Inc., the parent of BlackRock Advisors,
Inc., the Portfolios' investment adviser, entered into an agreement with
MetLife, Inc.(Reg. TM) ("MetLife") to acquire SSRM Holdings, Inc., the parent of State Street Research & Management Company ("SSRM"), the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is proposed that most of the State Street Research mutual funds will be combined with certain Portfolios of the Fund, including the Money Market, High
Yield Bond, Intermediate Government Bond, Large Cap Value Equity, Mid-Cap Value
Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios (the "Fund
Reorganizations"), subject in each case to approval by the shareholders of the relevant State Street Research mutual fund. These Fund Reorganizations are expected to be completed in early 2005 and are scheduled to close contemporaneously with BlackRock, Inc.'s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. In the event that BlackRock, Inc. does not complete its proposed acquisition of SSRM Holdings, Inc. for any reason, the Fund
Reorganizations will not take place.

                                                                             150

                                BLACKROCK FUNDS
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of Enhanced Income,
Low Duration, Intermediate Government Bond, Intermediate Bond, Intermediate
PLUS Bond, International Bond, and High Yield Bond Portfolios [seven of the forty-four portfolios constituting BlackRock Funds (the "Fund")], and the statements of assets and liabilities, including the schedule of investments, of
Core Bond Total Return, Core PLUS Total Return, Government Income, Inflation
Protected Bond, GNMA, Managed Income Portfolios [six of the forty-four portfolios constituting the Fund, collectively the "Portfolios"], as of
September 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the period in the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Portfolios for the year ended September 30, 2003 and the financial highlights of the Portfolios for the periods ended September 30, 2003, September 30, 2002, September 30, 2001 and
September 30, 2000 were audited by other auditors whose report, dated November
26, 2003, expressed an unqualified opinion on those financial statements and financial highlights. Such auditors reported on the aforementioned periods prior to the restatement described in Note B.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

We also audited the adjustments described in Note B that were applied to restate the statement of changes in net assets of the portfolio named for the year ended
September 30, 2003 and related financial highlights for the periods ended
September 30, 2003 and 2002. In our opinion, such adjustments are appropriate and have been properly applied.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolios as of September 30, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
November 24, 2004

151

                                BLACKROCK FUNDS
                                FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                       TERM OF
                       POSITION(S)    OFFICE(2)
    NAME, ADDRESS,      HELD WITH    AND LENGTH
         AGE               FUND        OF TIME
                INTERESTED TRUSTEES
 Laurence D. Fink(1)  Trustee and   Since 2000
 BlackRock, Inc.      President
 40 E. 52nd Street
 New York, NY 10022
 Age: 51

                                                               NUMBER OF        OTHER
                                                              PORTFOLIOS    DIRECTORSHIPS    TOTAL FUND
                                                                IN FUND       OF PUBLIC     COMPENSATION
                                                                COMPLEX       COMPANIES       FOR THE
    NAME, ADDRESS,            PRINCIPAL OCCUPATION(S)          OVERSEEN        HELD BY      YEAR ENDING
         AGE                  DURING PAST FIVE YEARS          BY TRUSTEE       TRUSTEE        9/30/04
                                            INTERESTED TRUSTEES
 Laurence D. Fink(1)  Director, Chairman and Chief               44       Director,             N/A
 BlackRock, Inc.      Executive Officer of BlackRock, Inc.                BlackRock, Inc.
 40 E. 52nd Street    since its formation in 1998 and of
 New York, NY 10022   BlackRock, Inc.'s predecessor
 Age: 51              entities since 1988; Chairman of the
                      Management Committee; formerly,
                      Managing Director of the First
                      Boston Corporation, Member of its
                      Management Committee, Co-head of
                      its Taxable Fixed Income Division
                      and Head of its Mortgage and Real
                      Estate Products Group; Chairman of
                      the Board of Nomura BlackRock
                      Asset Management and several of
                      BlackRock's alternative investment
                      vehicles; Director of several of
                      BlackRock's offshore funds;
                      Co-Chairman of the Board of
                      Trustees of Mount Sinai-NYU;
                      Co-Chairman of the Board of
                      Trustees of NYU Hospitals Center;
                      and a Member of the Board of
                      Trustees of NYU, Member of the
                      Board of Executives of the New York
                      Stock Exchange, Trustee of the
                      American Folk Art Museum.

                               152

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONTINUED)

                                                 TERM OF
                                POSITION(S)     OFFICE(2)
       NAME, ADDRESS,            HELD WITH     AND LENGTH
             AGE                   FUND          OF TIME
                   DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaTrustee and      Since 2001
 Covington & Burling         Chairman of
 1201 Pennsylvania Avenue,   the Nominating
 NW                          Committee
 Washington, DC 20004
 Age: 61
 Robert M. Hernandez         Trustee, Vice    Since 1996
 c/o BlackRock Funds         Chairman of
 100 Bellevue Parkway        the Board and
 Wilmington, DE 19809        Chairman of
 Age: 60                     the Audit
                             Committee
 Matina S. Horner, Ph.D(3)   Trustee and      Since 2004
 75 Cambridge Pkwy.          Chairperson of
 Cambridge, MA 02142         the Governance
 Age: 65                     Committee
 David R. Wilmerding, Jr.    Trustee and      Since 1996
 Rosemont Business Campus    Chairman of
 Building One, Suite 100     the Board
 919 Conestoga Road
 Rosemont, PA 19010
 Age: 69

                                                                       NUMBER OF            OTHER
                                                                      PORTFOLIOS        DIRECTORSHIPS        TOTAL FUND
                                                                        IN FUND           OF PUBLIC         COMPENSATION
                                                                        COMPLEX           COMPANIES           FOR THE
       NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)           OVERSEEN            HELD BY          YEAR ENDING
             AGE                      DURING PAST FIVE YEARS          BY TRUSTEE           TRUSTEE            9/30/04
                                                  DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaPartner, Covington & Burling (law       44           Director, Mirant         $112,300
 Covington & Burling         firm) (2001-Present); Sr. Advisor                    Corporation; Advisory
 1201 Pennsylvania Avenue,   Kissinger McLarty Associates;                        Board member, The
 NW                          Deputy Secretary of the Treasury                     Coca-Cola Company;
 Washington, DC 20004        (1999-2001), Under Secretary of                      Advisory Board
 Age: 61                     State for Economic, Business and                     member, Group
                             Agricultural Affairs (1997-1999);                    Menatep.
                             Chairman, International Board of
                             Governors, Weizmann Institute of
                             Science.
 Robert M. Hernandez         Retired; Director of USX Corporation    44           Director, ACE Limited    $122,300
 c/o BlackRock Funds         (a diversified company principally                   (insurance company);
 100 Bellevue Parkway        engaged in energy and steel                          Director and Chairman
 Wilmington, DE 19809        businesses), 1991 to 2001; Vice                      of the Board, RTI
 Age: 60                     Chairman and Chief Financial Officer                 International Metals,
                             1994-2001, Executive Vice President                  Inc.; Director, Eastman
                             - Accounting and Finance and Chief                   Chemical Company.
                             Financial Officer from 1991 to 1994.
 Matina S. Horner, Ph.D(3)   President Emerita, Radcliffe College,   44           Director and Audit       $      0
 75 Cambridge Pkwy.          former Executive Vice President of                   Committee Chair for
 Cambridge, MA 02142         TIAA/CREF, Chair of MGH Institute of                 NSTAR, Director of
 Age: 65                     Health Professions Board, Chair of                   Neiman Marcus Group
                             Greenwall Foundation Board, Trustee
                             of Century Foundation Board.
 David R. Wilmerding, Jr.    Chairman, Wilmerding & Associates,       45(4)                                $117,300
 Rosemont Business Campus    Inc. (investment advisers) since
 Building One, Suite 100     1989; Director, Beaver Management
 919 Conestoga Road          Corporation (land management
 Rosemont, PA 19010          corporation); Managing General
 Age: 69                     Partner, Chestnut Street Exchange
                             Fund; Director Emeritus, The Mutual
                             Fire, Marine and Inland Insurance
                             Company.

153

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONCLUDED)

                                                    TERM OF                                                         TOTAL FUND
                                                   OFFICE(2)                                                       COMPENSATION
                                   POSITION(S)     AND LENGTH                                                        FOR THE
         NAME, ADDRESS,             HELD WITH       OF TIME                  PRINCIPAL OCCUPATION(S)               YEAR ENDING
              AGE                     FUND           SERVED                  DURING PAST FIVE YEARS                  9/30/04
                                                  OFFICERS WHO ARE NOT TRUSTEES
     Paul Audet                 Treasurer        Since 2002    Managing Director and Chief Financial Officer of        N/A
     BlackRock, Inc.                                           BlackRock, Inc. since 1998; Treasurer of
     40 E. 52nd Street                                         BlackRock Liquidity Funds since 2001; Senior
     New York, NY 10022                                        Vice President of PNC Bank Corp. from 1991 to
     Age: 51                                                   1998.
     Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. since May            N/A
     BlackRock, Inc.                             (previously   2000; First Vice President and Operating
     40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
     New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
     Age: 42                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                                 since         First Vice President, Emerging Markets Fixed
                                                 2000)         Income Research (1994-1995), Merrill Lynch &
                                                               Co.
     Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                 N/A
     BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
     40 E. 52nd Street          Officer and                    Inc. since 2004; Managing Director (since
     New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
     Age: 45                    Laundering                     Inc.; Compliance Officer at Moore Capital
                                Compliance                     Management from 1995 to 1998.
                                Office
     Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund              N/A
     PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC since
     301 Bellevue Parkway                                      2003. Vice President and Director of Mutual
     Wilmington, DE 19809                                      Fund Accounting and Administration, PFPC Inc.
     Age: 40                                                   since November 1997; Assistant Vice President,
                                                               PFPC Inc. from March 1997 to November 1997;
                                                               Senior Accounting Officer, PFPC Inc. from
                                                               March 1993 to March 1997.
     Brian P. Kindelan          Secretary        Since 1997    Director and Senior Counsel (since January              N/A
     BlackRock Advisors, Inc.                                  2001), and Vice President and Senior Counsel
     100 Bellevue Parkway                                      (1998-2000), BlackRock Advisors, Inc.; Senior
     Wilmington, DE 19809                                      Counsel, PNC Bank Corp. from May 1995 to
     Age: 45                                                   April 1998.
     Vincent Tritto             Assistant        Since 2003    Director and Assistant Secretary of BlackRock,          N/A
     BlackRock, Inc.            Secretary                      Inc. since 2002. Formerly, Executive Director
     40 E. 52nd Street                                         (2000-2002) and Vice President (1998-2000),
     New York, NY 10022                                        Morgan Stanley & Co. Incorporated and
     Age: 43                                                   Morgan Stanley Asset Management Inc. and
                                                               officer of various Morgan Stanley-sponsored
                                                               investment vehicles; Counsel (1998) and
                                                               Associate (1988-1997), Rogers & Wells LLP,
                                                               New York, NY.

(1) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
    Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
    Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
    Declaration of Trust.
(3) On September 10, 2004, the Board of Trustees accepted the resignation of
    Dr. Judith Rodin from the Board and appointed Matina Horner as a Trustee.
(4) Includes 44 Portfolios of the Fund and one Portfolio of Chestnut Street
    Exchange Fund, which is managed by BlackRock Financial Management, Inc.
    and BlackRock Institutional Management Corporation.

                                                                             154

                                BLACKROCK FUNDS
                             ADDITIONAL INFORMATION

(A)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an
   internal audit supporting service provider by The PNC Financial Services
   Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

   The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
   LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on
   November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

155

                                BLACKROCK FUNDS

Investment Adviser

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Sub-Adviser

     BlackRock Financial Management, Inc.

     New York, New York 10022

Custodian

     PFPC Trust Co.

   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

     PFPC Inc.

     Wilmington, Delaware 19809

Distributor

     BlackRock Distributors, Inc.

     King of Prussia, Pennsylvania 19406

Co-Administrator

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Counsel

     Simpson Thacher & Bartlett LLP

     New York, New York 10017

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP

     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at
http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Commencing in the fiscal year ended September 30, 2005, the Fund will file its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Fund's Form
N-Q, when available, may be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information regarding the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's
Form N-Q, when available, may also be obtained, upon request, by calling (800)
441-7762.

                                BLACKROCK FUNDS
                                 FUND SPECTRUM

 BlackRock Funds is a leading mutual fund company currently managing approximately $16 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Large Cap Value Equity                Small Cap Growth Equity
   Large Cap Growth Equity               U.S. Opportunities
   Dividend AchieversTM                  Global Science & Technology Opportunities
   Mid-Cap Value Equity                  International Equity
   Mid-Cap Growth Equity                 International Opportunities
   Small Cap Value Equity                Select Equity
   Small Cap Core Equity                 Index Equity
STOCK & BOND PORTFOLIOS
--------------------------------------
   Balanced
BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                       Government Income
   Low Duration Bond                     Inflation Protected Bond
   Intermediate Government Bond          GNMA
   Intermediate Bond                     Managed Income
   Intermediate PLUS Bond                International Bond
   Core Bond Total Return                High Yield Bond
   Core PLUS Total Return
TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                  Ohio Tax-Free Income
   Tax-Free Income                       Delaware Tax-Free Income
   Pennsylvania Tax-Free Income          Kentucky Tax-Free Income
   New Jersey Tax-Free Income
MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                          North Carolina Municipal Money Market
   U.S. Treasury Money Market            Ohio Municipal Money Market
   Municipal Money Market                Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market     Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices.
Note: Institutional and Service Share Class investors should call
1-800-441-7450.
You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the
Fund involve investment risks, including the possible loss of the principal amount invested.
[GRAPHIC OMITTED]

BND-ANN1

FIXED INCOME  LIQUIDITY  EQUITIES  ALTERNATIVESBLACKROCK SOLUTIONS BlackRock
Funds

Tax-Free Bond Portfolios

Annual Report to Shareholders

September 30, 2004

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                                BLACKROCK FUNDS
                            TAX-FREE BOND PORTFOLIOS
*UltraShort Municipal
*Tax-Free Income
*Pennsylvania Tax-Free Income
                                        *New Jersey Tax-Free Income
                                        *Ohio Tax-Free Income
                                        *Delaware Tax-Free Income
                                        *Kentucky Tax-Free Income

Shareholder Letter..........................................................1
Portfolio Summaries
  UltraShort Municipal....................................................2-3
  Tax-Free Income.........................................................4-5
  Pennsylvania Tax-Free Income............................................6-7
  New Jersey Tax-Free Income..............................................8-9
  Ohio Tax-Free Income..................................................10-11
  Delaware Tax-Free Income..............................................12-13
  Kentucky Tax-Free Income..............................................14-15
  Note on Performance Information..........................................16
Statement of Net Assets..................................................7-38
Portfolio Financial Statements
  Statements of Operations..............................................40-41
  Statements of Changes in Net Assets...................................42-43
  Financial Highlights..................................................44-51
Notes to Financial Statements...........................................52-66
Report of Independent Registered Public Accounting Firm....................67
Fund Management.........................................................68-70
Additional Information.....................................................71

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS
BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.
BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.
BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).
BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                BLACKROCK FUNDS

September 30, 2004

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of the
BlackRock Funds' Tax-Free
Bond Portfolios for the year ended September 30, 2004. The Annual Report includes important information on each Portfolio, and is organized as follows:

o  Portfolio Summary -  discusses recent portfolio management activity and highlights total returns.

o  Fund Profile - displays characteristics of each Portfolio's holdings as of
   September 30, 2004.

o  Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

o  Statement of Net Assets -  lists portfolio holdings and includes each holding's market value and par amount/
  number of shares as of September 30, 2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your
  Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o  Statement of Operations -  displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o  Statement of Changes in Net Assets -  compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o  Financial Highlights -  include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

o  Notes to Financial Statements -  provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

o  Fund Management Table -  lists information regarding BlackRock Funds'
     Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     There were two notable developments for the BlackRock Funds family during the annual period that we believe will have a favorable impact on BlackRock
Funds shareholders. Effective July 1, 2004, the Board of Trustees of BlackRock
Funds voted to eliminate the 0.15% shareholder processing fee applicable to
Hilliard Lyons and Investor A, B, and C shares. For the Service shares, the
Board of Trustees voted to eliminate the 0.15% shareholder processing fee and increase the shareholder service fee from 0.15% to 0.25% for a net reduction of up to 0.05% in net expenses after fee waivers and expense reimbursements.
Additionally, on August 25, 2004, BlackRock, Inc. entered into an agreement with MetLife, Inc.(Reg. TM) to acquire the parent company of State Street
Research & Management Company, the investment adviser to the State Street
Research mutual funds. In connection with the transaction, it is being proposed that most of the State Street Research mutual funds will be combined with various BlackRock Portfolios. Should these Fund reorganizations be approved by shareholders of the State Street Research mutual funds, BlackRock Funds will expand its fund offerings and services available to shareholders. These reorganizations are expected to be completed in early 2005. In the event that
BlackRock, Inc. does not complete this proposed acquisition, the Fund reorganizations will not take place.

     We hope you find the report informative, and we thank you for making
BlackRock part of your investment strategy.

Sincerely,

/s/ Anne Ackerley
Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                        ULTRASHORT MUNICIPAL PORTFOLIO

Total Net Assets (9/30/04): $46.2 million

Investment Approach

     The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the
Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which is exempt from Federal income tax (municipal securities). These municipal securities may not be exempt from the Federal
Alternative Minimum Tax. The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the Lipper Peer Group
(Short Municipal Debt Funds) for the year ended September 30, 2004. During the second quarter of 2004, assets fluctuated approximately $1.5 million until the last day of the quarter when $5.75 in subscriptions came in, which brought total subscriptions for the Portfolio to approximately $7.5 million. Portfolio management reduced the duration of the portfolio throughout the second quarter, from approximately 1.17 years at the beginning of April 2004 to .61 years by the end of June 2004.

     o  Budget pressures continue to ease during the third quarter of 2004.
State tax receipts have grown for the past four quarters, reflecting the improvement in the national economy. The accelerating economy, with increased tax revenues, has fueled positive operations for most state governments. In fiscal year 2004, only one third of the states had to close a mid year budget gap versus 36 states one year earlier. The increase in revenues is enabling some states to rebuild their reserve funds during fiscal year 2005. In recent years, many state and local governments increased borrowing to pay for capital improvement projects and sold tobacco securitization and pension obligation bonds to help plug budget gaps. These improvements have filtered through to the credit rating of most states highlighted by California's ratings that were upgraded by both Moody's and S&P from Baa1/BBB to A3/A in 2004. Budget improvements also resulted in less of a need for municipalities to access the capital markets. New issue supply declined in the third quarter of 2004 by 15%
versus last year, totaling $72.2 billion. Supply was down 27% in July 2004, up
1% in August 2004 and down 17% in September. For all of 2004, new issue supply is now running 10% behind last year's record setting pace. However, while supply has declined relative to 2003, issuance on a historical basis is still heavy, a result of a lower interest rate environment.

     o  As the Portfolio received over $8.75mm in subscriptions during the third quarter of 2004 and the municipal yield curve remained relatively flat from overnight to one year, we have maintained a shorter duration than the peer group. For most of the third quarter of 2004 overnight municipal interest rates out to one year have been relatively flat. As a result we have maintained a high level of short-term exposure. The Portfolio outperformed its peers in the second quarter, but its shorter duration in the third quarter hampered returns relative to the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ULTRA SHORT
                              MUNICIPAL PORTFOLIO
      AND THE LEHMAN BROTHERS 1 YEAR MUNICIPAL BOND INDEX FROM INCEPTION.

                                           [LINE CHART]

                 Institutional          Investor A     Lehman Brothers 1 Year Municipal Bond Index
                 -------------          ----------     -------------------------------------------
03/03/2004          $ 10,000              $ 9,699                       $ 10,000
03/31/2004            10,000                9,690                         10,001
04/30/2004            9,958                9,653                          9,977
05/31/2004            9,947                9,660                          9,962
06/30/2004            9,955                9,682                          9,971
07/31/2004            9,973                9,691                         10,010
08/31/2004            10,000                9,721                         10,053
09/30/2004            10,009                9,721                         10,047

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                        Average Annual Total Return
                                              From
                                           Inception
                                          -----------
     BlackRock Class                          0.16%
     Institutional Class                      0.09%
     Service Class                           (0.16)%
     Investor A Class (Load Adjusted)        (2.80)%
     Investor A Class (NAV)                   0.22%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, 3/3/04; INSTITUTIONAL SHARES,
3/19/04; SERVICE SHARES, 3/19/04; AND INVESTOR A SHARES, 3/19/04. SEE "NOTE ON
PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER INFORMATION ON HOW PERFORMANCE
DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                        ULTRASHORT MUNICIPAL PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          91.8%
AA           4.5
A            1.5
BBB          2.2
             ---
  Total      100.0%
             ========

     Largest State
  Concentration (% of
  portfolio, excluding
money market investments)
Multi-State   12.5%
Texas         12.3
Colorado       7.2
Florida        7.2
Georgia        7.0
Nevada         5.9
Alaska         5.4
Maryland       4.8
Delaware       4.1
Tennessee      3.6
              ----
  Total       70.0%
              ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)   0.5
Modified Duration2         0.46

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,001.50        1,000.90          998.90        1,003.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       1.75            2.15            3.65            4.01

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,023.23        1,022.82        1,021.30        1,020.95
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       1.77            2.18            3.70            4.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.35%, 0.45%, 0.75%, and 0.80% for the BlackRock, Institutional,
Service, and Investor A  share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               3

                           TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $427.8 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax, including the Federal Alternative
Minimum Tax ("municipal securities"). The Portfolio normally invests at least
80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the Lipper Peer Group
(General Municipal Debt Funds) for the year ended September 30, 2004. Late in
December 2003, the Portfolio received approximately $93 million in new assets, which shortened its duration by approximately 1.4 years. The Portfolio maintained a shorter duration relative to its peers during the first quarter of
2004 in anticipation of rising interest rates, which hurt relative performance.
Although its concentration in premium callable securities generated attractive levels of income, it caused the Portfolio to underperform its peers in a rallying marketplace.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004.  Fiscal Year 2004 closed on June 30 for all but four states and budget positions improved.  During the first quarter of 2004, unadjusted for inflation and tax law changes, state tax revenue grew by 8.1%, marking the third straight quarter of revenue growth and the strongest since 2000.  Overall revenue growth was lifted by an 8.75% surge in personal tax receipts, reversing a two-year slump. These increases resulted in an improving credit environment, which was highlighted by the State of California being upgraded on May 21 by
Moody's from Baa1 to A3 and put on positive outlook. In the third quarter of
2004, budget pressures continued to ease and most states' financial operations enjoyed increased stability. State tax receipts have grown for the past four quarters. The accelerating economy, with increased tax revenues, has fueled positive operations for most state governments. In 2004 only one third of the states had to close a mid year budget gap versus 36 states one year earlier.
The increase in revenues is enabling some states to rebuild their reserve funds during 2005. In recent years, many state and local governments increased their borrowing to pay for capital improvement projects and sold tobacco securitization and pension obligation bonds to help plug budget gaps.
     o  The primary contributor to the Portfolio's performance during the second half of the annual period continued to be the shorter duration bias of the portfolio.  This bias is expressed through an average bond coupon of
+5.60%, in an environment of an average coupon on the index of 5.15%.  As the vast majority of the fund holdings 10 years and longer are pricing to a shorter call, (as evidenced by the fund's effective duration of 5.43 years vs. the index effective duration of 7.72 years, as reported by Lehman Brothers), any decline in rates will lead to a lower total return for the Portfolio than the peer group.  While we maintained this strategy, the direction of interest rates declined rather than increasing, thus reversing most of the outperformance of the peer group in the second quarter of 2004. Year to date new issue supply on the national front has declined approximately 9% to $265 billion.  At the current level of interest rates it is likely that the supply will not be able to surpass last year's record $383 billion supply.
     o  Overall we have continued to maintain a more defensive bias across the open-end municipal funds. This strategy, which has resulted in lower net asset value volatility than would normally have been witnessed during most of 2004 benefited most of the funds in the rising interest rate environment of the second quarter of 2004, but worked against a few of the funds in the third quarter of 2004.  One source of the variation in performance among the funds is different curve allocations that have been somewhat dictated by a reluctance to realize gains on higher book yield shorter duration holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Municipal Bond Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,598                    $ 10,000
12/31/1994            9,848                9,440                       9,856
03/31/1995            10,653               10,202                      10,553
06/30/1995            10,838               10,366                      10,808
09/30/1995            11,154               10,654                      11,119
12/31/1995            11,665               11,118                      11,578
03/31/1996            11,566               11,021                      11,438
06/30/1996            11,674               11,110                      11,526
09/30/1996            11,985               11,393                      11,791
12/31/1996            12,332               11,710                      12,091
03/31/1997            12,322               11,686                      12,063
06/30/1997            12,766               12,093                      12,479
09/30/1997            13,194               12,484                      12,855
12/31/1997            13,581               12,835                      13,204
03/31/1998            13,760               12,988                      13,356
06/30/1998            13,960               13,162                      13,559
09/30/1998            14,362               13,525                      13,976
12/31/1998            14,453               13,595                      14,060
03/31/1999            14,528               13,649                      14,184
06/30/1999            14,275               13,395                      13,934
09/30/1999            14,122               13,236                      13,878
12/31/1999            13,851               12,967                      13,769
03/31/2000            14,248               13,323                      14,173
06/30/2000            14,432               13,479                      14,387
09/30/2000            14,800               13,807                      14,735
12/31/2000            15,368               14,321                      15,379
03/31/2001            15,667               14,583                      15,721
06/30/2001            15,804               14,680                      15,823
09/30/2001            16,251               15,091                      16,267
12/31/2001            16,102               14,935                      16,168
03/31/2002            16,255               15,046                      16,320
06/30/2002            16,672               15,428                      16,918
09/30/2002            17,077               15,784                      17,721
12/31/2002            17,068               15,757                      17,721
03/31/2003            17,071               15,742                      17,934
06/30/2003            17,677               16,281                      18,397
09/30/2003            17,657               16,244                      18,411
12/31/2003            17,871               16,421                      18,663
03/31/2004            18,053               16,569                      18,986
06/30/2004            17,722               16,246                      18,536
09/30/2004            18,268               16,748                      19,258

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           3.58%         4.02%        5.31%        6.22%
     Institutional Class                       3.46%         3.98%        5.28%        6.21%
     Service Class                             3.16%         3.64%        4.95%        5.89%
     Investor A Class (Load Adjusted)         (1.04)%        2.15%        3.96%        5.29%
     Investor A Class (NAV)                    3.10%         3.53%        4.82%        5.72%
     Investor B Class (Load Adjusted)         (2.21)%        1.64%        3.68%        5.07%
     Investor B Class (NAV)                    2.24%         2.73%        4.02%        5.07%
     Investor C Class (Load Adjusted)          1.25%         2.73%        4.02%        5.07%
     Investor C Class (NAV)                    2.24%         2.73%        4.02%        5.07%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL
SHARES, 1/21/93; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/18/96, INVESTOR
C SHARES, 2/28/97 AND BLACKROCK SHARES, 12/22/03. SEE "NOTE ON PERFORMANCE
INFORMATION" ON PAGE 16 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS
CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                           TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          54.8%
AA           21.3
A            11.0
BBB          10.1
\qBBB         1.8
Unrated       1.0
             ----
  Total      100.0%
             ========

      Largest State
   Concentration (% of
 long-term investments)
Texas          10.6%
Pennsylvania   8.7
New York       7.5
California     7.5
Washington     6.5
Puerto Rico    6.1
Florida        5.9
Illinois       5.7
New Jersey     5.2
Alabama        4.3
               ---
  Total        68.0%
               ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)      6.9
Modified Duration2            5.19

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,012.70        1,011.90        1,010.50        1,010.80        1,006.10        1,006.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.26            3.02            4.12            4.78            8.53            8.48

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)        $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/04)                1,022.72        1,021.96        1,020.85        1,020.19        1,016.39        1,016.44
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                    2.28            3.04            4.15            4.81            8.61            8.56

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.82%, 0.95%, 1.70%, and 1.69% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

                                                                               5

                    PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $689.7 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Pennsylvania state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the Lipper Peer Group
(Pennsylvania Municipal Debt Funds) for the year ended September 30, 2004. The
Portfolio's shorter duration versus its peer group hurt performance in the first half of the annual period.  The negative convexity (convexity measures the rate at which duration changes when interest rates rise or fall.  The duration of a security with negative convexity shortens more as interest rates fall) on the long premium coupons held in the Portfolio and its focus on higher quality securities also contributed to the underperformance relative to the benchmark. The Portfolio's defensive positioning is designed to produce attractive levels of tax-free income with lower interest rate exposure, but underperforms when interest rates decline. One credit representing approximately 2% of the Portfolio's assets was marked down approximately 15 percent during the first quarter of 2004 due to concerns about the long-term health of the issuer.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004.  Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market.  The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year.  For the first two months of 2004 new issue supply declined again versus the same period last year, but
March new issue supply increased 36%, totaling $38 billion by month-end.
Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004.  The dramatically increased supply shift caught market participants off guard after the decline in both January and February.  In the second half of the annual period, evidence of the strengthening economy was found in the dramatically improved fiscal health of municipalities around the country.  Fiscal Year 2004 closed on June 30 for all but four states, and budget positions improved.

     o  The Portfolio continues to have a high coupon short duration bias as evidenced by the 5.60% average coupon. The major contributor to this fund's performance is the curve allocation of the Portfolio.  With a significant amount of shorter callable bonds, the Portfolio is structured similar to the national fund, although even slightly more conservative.  The result being that during the third quarter of 2004 the Portfolio gave back its strong second quarter 2004 outperformance versus the peer group.  Year to date new issue supply in Pennsylvania has declined 17.6% and stands at $9.55 billion.

     o  Overall we have continued to maintain a more defensive bias across the open-end municipal portfolios. This strategy, which has resulted in lower net asset value volatility, benefited most of the portfolios in the rising interest rate environment. One source of the variation in performance among the funds is different curve allocations that have been somewhat dictated by a reluctance to realize gains on higher book yield shorter duration holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PA TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Municipal Bond Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,600                    $ 10,000
12/31/1994            9,752                9,351                       9,856
03/31/1995            10,499               10,056                      10,553
06/30/1995            10,741               10,276                      10,808
09/30/1995            11,082               10,590                      11,119
12/31/1995            11,547               11,021                      11,578
03/31/1996            11,413               10,882                      11,438
06/30/1996            11,515               10,966                      11,526
09/30/1996            11,779               11,205                      11,791
12/31/1996            12,079               11,478                      12,091
03/31/1997            12,035               11,423                      12,063
06/30/1997            12,404               11,761                      12,479
09/30/1997            12,772               12,096                      12,855
12/31/1997            13,131               12,422                      13,204
03/31/1998            13,291               12,560                      13,356
06/30/1998            13,502               12,746                      13,559
09/30/1998            13,860               13,069                      13,976
12/31/1998            13,933               13,124                      14,060
03/31/1999            14,045               13,215                      14,184
06/30/1999            13,813               12,982                      13,934
09/30/1999            13,746               12,905                      13,878
12/31/1999            13,614               12,767                      13,769
03/31/2000            13,960               13,077                      14,173
06/30/2000            14,162               13,251                      14,387
09/30/2000            14,503               13,554                      14,735
12/31/2000            14,970               13,975                      15,379
03/31/2001            15,309               14,262                      15,721
06/30/2001            15,357               14,289                      15,823
09/30/2001            15,756               14,658                      16,267
12/31/2001            15,677               14,554                      16,168
03/31/2002            15,800               14,651                      16,320
06/30/2002            16,328               15,137                      16,918
09/30/2002            16,785               15,543                      17,721
12/31/2002            16,823               15,545                      17,721
03/31/2003            16,983               15,689                      17,934
06/30/2003            17,411               16,051                      18,397
09/30/2003            17,316               15,945                      18,411
12/31/2003            17,537               16,129                      18,663
03/31/2004            17,648               16,228                      18,986
06/30/2004            17,341               15,926                      18,536
09/30/2004            17,805               16,335                      19,258

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       2.82%         4.16%        5.31%        5.94%
     Service Class                             2.51%         3.85%        4.98%        5.62%
     Investor A Class (Load Adjusted)         (1.62)%        2.29%        3.97%        5.03%
     Investor A Class (NAV)                    2.44%         3.68%        4.83%        5.46%
     Investor B Class (Load Adjusted)         (2.72)%        1.86%        3.76%        4.73%
     Investor B Class (NAV)                    1.69%         2.96%        4.11%        4.73%
     Investor C Class (Load Adjusted)          0.71%         2.95%        4.09%        4.75%
     Investor C Class (NAV)                    1.69%         2.95%        4.09%        4.75%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92;
SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94 AND INVESTOR C SHARES,
8/14/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

                    PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          76.7%
AA           7.9
A            9.4
BBB          5.9
Unrated      0.1
             ---
  Total      100.0%
             ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)   6.2
Modified Duration2         4.48

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,008.90        1,007.40        1,006.60        1,003.80        1,002.90
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.01            4.52            5.27            8.42            8.96

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.96        1,020.44        1,019.68        1,016.50        1,015.94
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.04            4.56            5.32            8.51            9.06

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 1.05%, 1.68%, and 1.79% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               7

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $189.0 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and New Jersey state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers.  The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  The Portfolio's Institutional class shares outperformed the Lipper Peer
Group (New Jersey Municipal Debt Funds) for the year ended September 30,2004.
The other share classes underperformed the Peer Group. The Portfolio's duration shortened versus its peer group during the fourth quarter of 2003.  The
Portfolio also maintained its high quality, premium coupon, callable security bias.  During the first quarter of 2004, the Portfolio received approximately
$35 million in additional assets.  The Portfolio maintained its duration of approximately 5.75 years with a bias towards higher coupon callable securities.
New Jersey new issue supply declined during the first quarter of 2004.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004.  Additionally, end buyers of municipals were not convinced that rates would trend lower, and did not want to purchase bonds that were being printed in the new issue market.  The pace of supply declined in both
October and November 2003, but December 2003 saw $30 billion in new supply, which was a 12% increase over the prior year.  For the first two months of 2004 new issue supply declined versus the same period in 2003, but March new issue supply increased 36%, totaling $38 billion by month-end.  Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004.  The dramatically increased supply shift caught market participants off guard after the decline in both January and February.
In the second half of the annual period, evidence of the strengthening economy was found in the dramatically improved fiscal health of municipalities around the country.  Fiscal year 2004 closed on June 30 for all but four states and budget positions have improved.  After struggling to close large deficits in fiscal year 2003, state tax receipts are increasing sharply according to the latest report released by the Nelson A. Rockefeller Institute of Government.
During the first quarter of 2004, unadjusted for inflation and tax law changes, state tax revenue grew by 8.1%, marking the third straight quarter of revenue growth and the strongest since 2000.  While New Jersey has experienced a substantial increase in revenues related to increased income tax receipts, the state has increased expenditures at an even faster pace.

     o  The Portfolio has a focus on premium coupon bonds, as evidenced by the
5.70% average coupon vs. the benchmark average of 5.15%.  The primary contributor to performance for the Portfolio during the third quarter of 2004 was lower exposure to short maturities and long bonds with short calls.  New issue supply in New Jersey has declined by 24.5% vs. last year's pace and stands at $10.9 billion.

     o  Overall we have continued to maintain a more defensive bias across the open-end municipal portfolios.  This strategy, which has resulted in lower net asset value volatility, benefited most of the portfolios in the rising interest rate environment.  One source of the variation in performance among the funds is different curve allocations that have been somewhat dictated by a reluctance to realize gains on higher book yield shorter duration holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NJ TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                       Service          Investor A     Lehman Brothers Municipal Bond Index
                    ----------          ----------     ------------------------------------
09/30/1994            $ 10,000            $ 9,598                    $ 10,000
12/31/1994                9,880              9,483                       9,856
03/31/1995              10,486             10,064                      10,553
06/30/1995              10,692             10,262                      10,808
09/30/1995              10,969             10,528                      11,119
12/31/1995              11,355             10,899                      11,578
03/31/1996              11,254             10,793                      11,438
06/30/1996              11,286             10,818                      11,526
09/30/1996              11,482             11,002                      11,791
12/31/1996              11,769             11,273                      12,091
03/31/1997              11,738             11,238                      12,063
06/30/1997              12,066             11,548                      12,479
09/30/1997              12,414             11,876                      12,855
12/31/1997              12,741             12,184                      13,204
03/31/1998              12,846             12,279                      13,356
06/30/1998              13,034             12,453                      13,559
09/30/1998              13,443             12,838                      13,976
12/31/1998              13,502             12,889                      14,060
03/31/1999              13,546             12,926                      14,184
06/30/1999              13,268             12,655                      13,934
09/30/1999              13,221             12,605                      13,878
12/31/1999              13,127             12,510                      13,769
03/31/2000              13,388             12,754                      14,173
06/30/2000              13,581             12,932                      14,387
09/30/2000              13,861             13,193                      14,735
12/31/2000              14,401             13,701                      15,379
03/31/2001              14,738             14,016                      15,721
06/30/2001              14,817             14,072                      15,823
09/30/2001              15,212             14,454                      16,267
12/31/2001              15,036             14,282                      16,168
03/31/2002              15,266             14,481                      16,320
06/30/2002              15,791             14,986                      16,918
09/30/2002              16,298             15,447                      17,721
12/31/2002              16,311             15,466                      17,721
03/31/2003              16,473             15,600                      17,934
06/30/2003              16,886             15,998                      18,397
09/30/2003              16,760             15,872                      18,411
12/31/2003              16,971             16,051                      18,663
03/31/2004              17,185             16,247                      18,986
06/30/2004              16,808             15,897                      18,536
09/30/2004              17,395             16,447                      19,258

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       4.10%         4.89%        5.96%        5.89%
     Service Class                             3.79%         4.57%        5.64%        5.69%
     Investor A Class (Load Adjusted)         (0.50)%        3.00%        4.61%        5.10%
     Investor A Class (NAV)                    3.63%         4.40%        5.47%        5.53%
     Investor B Class(Load Adjusted)          (1.61)%        2.54%        4.35%        4.89%
     Investor B Class (NAV)                    2.85%         3.62%        4.68%        4.89%
     Investor C Class(Load Adjusted)           1.86%         3.61%        4.71%        4.90%
     Investor C Class (NAV)                    2.85%         3.61%        4.71%        4.90%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR A SHARES,
1/26/96; INVESTOR B SHARES, 7/2/96; INSTITUTIONAL SHARES, 5/4/98 AND INVESTOR C
SHARES, 12/9/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH* ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          67.2%
AA            7.2
A            14.4
BBB           9.4
Unrated       1.8
             ----
  Total      100.0%
             ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)      7.7
Modified Duration2            5.81

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,013.70        1,012.20        1,012.30        1,007.70        1,007.70
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.02            4.48            5.18            8.98            8.88

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.96        1,020.49        1,019.79        1,015.94        1,016.04
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.04            4.51            5.21            9.06            8.96

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.89%, 1.03%, 1.79%, and 1.77% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                               9

                        OHIO TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $118.2 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Ohio state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers
(including issuers located outside of Ohio). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  The Institutional, Investor A, and Service share classes outperformed the Lipper Peer Group (Ohio Municipal Debt Funds) for the year ended September
30, 2004. The other share classes underperformed the Peer Group. During the fourth quarter of 2003, the Portfolio reduced its duration to be shorter than the peer group, in line with BlackRock's overall interest rate strategy. The
Portfolio was well structured for an anticipated rise in interest rates, but underperformed when interest rates declined. Although there was healthy issuance in Ohio, the Portfolio had relatively little turnover.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would lower, and did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and
November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period in 2003, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004.
The dramatically increased supply shift caught market participants off guard after the decline in both January and February. In the second half of the annual period, evidence of the strengthening economy was found in the dramatically improved fiscal health of municipalities around the country.
Fiscal year 2004 closed on June 30 for all but four states and unlike years past, budget positions have improved. After struggling to close large deficits in fiscal year 2003, state tax receipts are increasing sharply according to the latest report released by the Nelson A. Rockefeller Institute of Government.
During the first quarter of 2004, unadjusted for inflation and tax law changes, state tax revenue grew by 8.1%, marking the third straight quarter of revenue growth and the strongest since 2000. Overall revenue growth was lifted by a
8.75% surge in personal tax receipts, reversing a two-year slump. Ohio experienced an 8.7% increase in receipts in the just completed fiscal year and will start fiscal year 2005 with modest surpluses in place.

     o  The advance refunding of one particular security that represents approximately 4.5% of the holdings had a positive impact on performance during the second half of the annual period. The positive impact of the Portfolio having maintained a shorter duration bias was modestly offset during the third quarter of 2004 by its curve positioning. The initial flattening of the municipal curve in the rising interest rate environment partially offset the shorter duration bias expressed in our allocation to 5-15 year maturities. In the third quarter of 2004, the Portfolio's focus on higher coupon, more defensive structures gave back a portion of the strong outperformance in the second quarter of 2004. With a 5.55% average bond coupon, the Portfolio continues to be more defensive vs. the index average coupon of 5.15%. Year to date new issue supply in Ohio has increased 19.8% vs. last year to $7.9 billion.

     o  Overall we have continued to maintain a more defensive bias across the open-end municipal portfolios. This strategy, which has resulted in lower net asset value volatility, benefited most of the portfolios in the rising interest rate environment. One source of the variation in performance among the funds is different curve allocations that have been somewhat dictated by a reluctance to realize gains on higher book yield shorter duration holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OH TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Municipal Bond Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,600                    $ 10,000
12/31/1994            9,821                9,425                       9,856
03/31/1995            10,550               10,118                      10,553
06/30/1995            10,765               10,316                      10,808
09/30/1995            11,076               10,606                      11,119
12/31/1995            11,568               11,067                      11,578
03/31/1996            11,382               10,877                      11,438
06/30/1996            11,479               10,956                      11,526
09/30/1996            11,754               11,206                      11,791
12/31/1996            12,050               11,475                      12,091
03/31/1997            12,018               11,431                      12,063
06/30/1997            12,390               11,771                      12,479
09/30/1997            12,757               12,105                      12,855
12/31/1997            13,093               12,410                      13,204
03/31/1998            13,213               12,509                      13,356
06/30/1998            13,423               12,693                      13,559
09/30/1998            13,848               13,080                      13,976
12/31/1998            13,926               13,137                      14,060
03/31/1999            14,024               13,214                      14,184
06/30/1999            13,689               12,884                      13,934
09/30/1999            13,657               12,838                      13,878
12/31/1999            13,504               12,680                      13,769
03/31/2000            13,881               13,019                      14,173
06/30/2000            14,086               13,208                      14,387
09/30/2000            14,410               13,484                      14,735
12/31/2000            15,016               14,034                      15,379
03/31/2001            15,420               14,395                      15,721
06/30/2001            15,524               14,475                      15,823
09/30/2001            16,055               14,953                      16,267
12/31/2001            15,896               14,787                      16,168
03/31/2002            16,085               14,946                      16,320
06/30/2002            16,739               15,535                      16,918
09/30/2002            17,403               16,133                      17,721
12/31/2002            17,386               16,083                      17,721
03/31/2003            17,558               16,238                      17,934
06/30/2003            18,021               16,647                      18,397
09/30/2003            17,889               16,505                      18,411
12/31/2003            18,131               16,710                      18,663
03/31/2004            18,355               16,896                      18,986
06/30/2004            18,207               16,740                      18,536
09/30/2004            18,751               17,223                      19,258

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       4.82%         5.31%        6.55%        6.49%
     Service Class                             4.60%         5.03%        6.25%        6.18%
     Investor A Class (Load Adjusted)          0.20%         3.41%        5.20%        5.59%
     Investor A Class (NAV)                    4.34%         4.82%        6.05%        6.02%
     Investor B Class (Load Adjusted)         (0.93)%        2.95%        4.94%        5.23%
     Investor B Class (NAV)                    3.57%         4.04%        5.26%        5.23%
     Investor C Class (Load Adjusted)          2.66%         4.08%        5.28%        5.24%
     Investor C Class (NAV)                    3.66%         4.08%        5.28%        5.24%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER
THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S
SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92;
SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/13/94 AND INVESTOR C SHARES,
8/26/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT
INFORMATION ON THE LINE GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

10

                        OHIO TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          71.7%
AA           13.5
A             4.5
BBB          10.3
             ----
  Total      100.0%
             ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)   5.3
Modified Duration2         4.60

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.60        1,021.00        1,019.30        1,015.50        1,016.40
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.03            3.79            5.35            8.97            8.72

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.96        1,021.20        1,019.63        1,015.99        1,016.24
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.04            3.80            5.37            9.01            8.76

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.75%, 1.06%, 1.78%, and 1.73% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                              11

                      DELAWARE TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $90.5 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Delaware state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers (including issuers located outside of Delaware). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  The Portfolio's Institutional and Service share classes outperformed the Lipper Peer Group (Other State Municipal Debt Funds) for the year ended
September 30, 2004. The other share classes underperformed the Lipper Peer
Group. Duration continued to be the primary source of performance in the
Portfolio versus its peer group in the first half of the annual period. The
Portfolio maintained its high quality, premium coupon bias and brought its duration down below the peer group average. At the same time, it maintained a relatively high convexity, which measures the rate at which the Portfolio's duration changes when interest rates rise or fall. This contributed positively to performance, as positive convexity can translate into greater price gains as interest rates fall, offsetting the effects of the Portfolio's shorter duration. During the first quarter of 2004, the Portfolio modestly increased its duration to be more in-line with the average duration of the peer group.
This duration extension was a result of placing some cash to work in order to enhance the Portfolio's income generating capacity. The average duration of the
Delaware peer group is longer than that of other states where BlackRock has mutual funds. During the nine months ended 3/31/04, the Portfolio had over $10 million in net subscriptions, growing the fund by approximately 13%.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November of 2003, but December saw $30 billion in new supply, which was a
12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February 2004.

     o  In the second half of the annual period, evidence of the strengthening economy was found in the dramatically improved fiscal health of municipalities around the country. Fiscal year 2004 closed on June 30 for all but four states and unlike years past, budget positions have improved. After struggling to close large deficits in fiscal year 2003, state tax receipts are increasing sharply according to the latest report released by the Nelson A. Rockefeller
Institute of Government. During the first quarter of 2004, unadjusted for inflation and tax law changes, state tax revenue grew by 8.1%, marking the third straight quarter of revenue growth and the strongest since 2000. Overall revenue growth was lifted by an 8.75% surge in personal tax receipts, reversing a two-year slump. The state of Delaware experienced significant increases in revenues and ended the fiscal year with positive balances.

     o  In the second half of the annual period, the initial flattening of the municipal curve in the rising interest rate environment partially offset the shorter duration bias expressed in our allocation to 5-15 year maturities, in particular the 10 year bucket. In the third quarter, the Portfolio had a premium coupon bias as expressed in an average coupon over 5.50%, but had an effective duration of approximately 6.35 years. The Portfolio's longer duration contributed to the relative performance vs. the peer group and benchmark during the quarter. Lower exposure to shorter maturity bonds, and long bonds with short calls has had a positive impact on the Portfolio's performance. The year to date pace of issuance in Delaware has increased considerably to $2.48 billion, an increase of 28% over last years pace.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DE TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Municipal Bond Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,599                    $ 10,000
12/31/1994            9,910                9,502                       9,856
03/31/1995            10,392                9,952                      10,553
06/30/1995            10,629               10,167                      10,808
09/30/1995            10,912               10,425                      11,119
12/31/1995            11,208               10,696                      11,578
03/31/1996            11,162               10,639                      11,438
06/30/1996            11,209               10,672                      11,526
09/30/1996            11,383               10,824                      11,791
12/31/1996            11,617               11,034                      12,091
03/31/1997            11,595               11,000                      12,063
06/30/1997            11,881               11,259                      12,479
09/30/1997            12,157               11,506                      12,855
12/31/1997            12,362               11,687                      13,204
03/31/1998            12,472               11,777                      13,356
06/30/1998            12,670               11,951                      13,559
09/30/1998            13,107               12,348                      13,976
12/31/1998            13,189               12,411                      14,060
03/31/1999            13,302               12,503                      14,184
06/30/1999            13,007               12,211                      13,934
09/30/1999            12,963               12,155                      13,878
12/31/1999            12,878               12,061                      13,769
03/31/2000            13,226               12,373                      14,173
06/30/2000            13,409               12,529                      14,387
09/30/2000            13,676               12,764                      14,735
12/31/2000            14,189               13,227                      15,379
03/31/2001            14,506               13,507                      15,721
06/30/2001            14,566               13,547                      15,823
09/30/2001            15,065               13,996                      16,267
12/31/2001            14,873               13,801                      16,168
03/31/2002            15,030               13,930                      16,320
06/30/2002            15,660               14,497                      16,918
09/30/2002            16,384               15,150                      17,721
12/31/2002            16,309               15,049                      17,721
03/31/2003            16,436               15,163                      17,934
06/30/2003            16,934               15,604                      18,397
09/30/2003            16,814               15,475                      18,411
12/31/2003            17,018               15,660                      18,663
03/31/2004            17,179               15,789                      18,986
06/30/2004            16,762               15,388                      18,536
09/30/2004            17,457               15,993                      19,258

                          FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       3.82%         5.03%        6.13%        5.73%
     Investor A Class (Load Adjusted)         (0.82)%        3.12%        4.78%        4.81%
     Investor A Class (NAV)                    3.35%         4.55%        5.64%        5.24%
     Investor B Class (Load Adjusted)         (1.78)%        2.71%        4.55%        4.47%
     Investor B Class (NAV)                    2.68%         3.80%        4.88%        4.47%
     Investor C Class (Load Adjusted)          1.59%         3.77%        4.86%        4.46%
     Investor C Class (NAV)                    2.58%         3.77%        4.86%        4.46%

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY
PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE
FUND BETWEEN MAY 1 AND MAY 15, 1998 (THE "CTF CONVERSION"), THE DELAWARE
TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE DE
TAX-FREE INCOME FUND OF PNC-DE. PERFORMANCE INFORMATION PRESENTED FOR THIS
PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH
TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE
CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE
OF THE DE TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE
"NOTE ON PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER INFORMATION ON HOW
PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE
GRAPH\^ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

                      DELAWARE TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          69.6%
AA            4.4
A            16.5
BBB           9.5
             ----
  Total      100.0%
             ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)   6.6
Modified Duration2         6.38

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,016.20        1,012.90        1,010.10        1,010.10
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.53            5.69            9.35            9.40

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.46        1,019.28        1,015.58        1,015.53
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.54            5.72            9.42            9.47

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.13%, 1.86%, and 1.87% for the Institutional, Investor A, B,
and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                              13

                      KENTUCKY TAX-FREE INCOME PORTFOLIO

Total Net Assets (9/30/04): $89.6 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Kentucky state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.
Recent Portfolio Management Activity

     o  All share classes of the Portfolio underperformed the Lipper Peer Group
(Kentucky Municipal Debt Funds) for the year ended September 30, 2004. During the fourth quarter of 2003, the Portfolio reduced its duration to a position shorter than the peer group. It maintained its high quality, premium coupon bias with a fair amount of diversification across the yield curve. As time went on, the Portfolio extended its duration by approximately 20 basis points to get closer to the peer group average. As rates experienced a modest decline in the long-end of the yield curve, the Portfolio's exposure to premium coupon callable securities was a modest negative. Kentucky new issue supply during the first quarter of 2004 increased by 220% to $1.22 billion. The Portfolio had relatively little turnover.

     o  Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12%
increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February. In the second half of the annual period, evidence of the strengthening economy was found in the dramatically improved fiscal health of municipalities around the country. Fiscal year 2004 closed on June 30 for all but four states and unlike years past, budget positions have improved. During the first quarter of 2004, unadjusted for inflation and tax law changes, state tax revenue grew by 8.1%, marking the third straight quarter of revenue growth and the strongest since
2000. Overall revenue growth was lifted by a 8.75% surge in personal tax receipts, reversing a two-year slump. Kentucky is one of five states that began the fiscal year without an approved budget in place, although it has modestly positive balances.

     o  In the second half of the annual period, the positive impact of the
Portfolio having maintained a shorter duration bias was modestly offset during the second quarter of 2004 by its curve positioning. The initial flattening of the municipal curve in the rising interest rate environment partially offset the shorter duration bias expressed in the Portfolio's allocation to 5-15 year maturities. In addition, as rates rose over the quarter the 5% coupons that dominate the longer portion of the index just began to extend in duration as municipal interest rates barely topped 5%. Presently, the Portfolio has lower exposure to the shorter maturities of the municipal yield curve then the national fund. This reduced curve exposure was a positive for performance year-to-date through the end of the third quarter as successively longer maturities outperformed shorter maturities. The Portfolio continues to have a high coupon bias; average bond coupon is 5.75% vs. 5.15% for the benchmark. The
Portfolio experienced significant redemptions in the third quarter of 2004, but unlike in the second quarter, large portions of the redemptions were met through the sale of securities. Kentucky has experienced a 12% decline in new issuance year to date, and stands at $2.6 billion in supply.

     o  Overall, we have continued to maintain a more defensive bias across the open-end municipal portfolios. This strategy, which has resulted in lower net asset value volatility, benefited most of the portfolios in the rising interest rate environment. One source of the variation in performance among the funds is different curve allocations that have been somewhat dictated by a reluctance to realize gains on higher book yield shorter duration holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KY TAX-FREE INCOME
                                   PORTFOLIO
      AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Municipal Bond Index
                 -------------          ----------     ------------------------------------
09/30/1994          $ 10,000              $ 9,595                    $ 10,000
12/31/1994            9,897                9,485                       9,856
03/31/1995            10,429                9,983                      10,553
06/30/1995            10,672               10,204                      10,808
09/30/1995            10,961               10,468                      11,119
12/31/1995            11,228               10,710                      11,578
03/31/1996            11,193               10,665                      11,438
06/30/1996            11,228               10,686                      11,526
09/30/1996            11,414               10,850                      11,791
12/31/1996            11,634               11,046                      12,091
03/31/1997            11,657               11,054                      12,063
06/30/1997            11,944               11,314                      12,479
09/30/1997            12,233               11,574                      12,855
12/31/1997            12,488               11,802                      13,204
03/31/1998            12,596               11,889                      13,356
06/30/1998            12,807               12,075                      13,559
09/30/1998            13,209               12,440                      13,976
12/31/1998            13,281               12,492                      14,060
03/31/1999            13,353               12,546                      14,184
06/30/1999            13,107               12,300                      13,934
09/30/1999            13,047               12,229                      13,878
12/31/1999            12,960               12,133                      13,769
03/31/2000            13,216               12,359                      14,173
06/30/2000            13,379               12,509                      14,387
09/30/2000            13,655               12,739                      14,735
12/31/2000            14,096               13,136                      15,379
03/31/2001            14,435               13,436                      15,721
06/30/2001            14,535               13,513                      15,823
09/30/2001            14,871               13,810                      16,267
12/31/2001            14,716               13,649                      16,168
03/31/2002            14,938               13,825                      16,320
06/30/2002            15,365               14,219                      16,918
09/30/2002            15,674               14,473                      17,721
12/31/2002            15,720               14,513                      17,721
03/31/2003            15,859               14,624                      17,934
06/30/2003            16,255               14,957                      18,397
09/30/2003            16,201               14,904                      18,411
12/31/2003            16,409               15,063                      18,663
03/31/2004            16,610               15,245                      18,986
06/30/2004            16,333               14,973                      18,536
09/30/2004            16,850               15,431                      19,258

                          FOR PERIOD ENDING SEPTEMBER 30, 2004

                                 Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                       4.01%         4.25%        5.25%        5.36%
     Service Class                             3.69%         3.94%        4.96%        5.05%
     Investor A Class (Load Adjusted)         (0.64)%        2.38%        3.91%        4.43%
     Investor A Class (NAV)                    3.53%         3.77%        4.76%        4.87%
     Investor B Class (Load Adjusted)         (1.72)%        1.91%        3.64%        4.09%
     Investor B Class (NAV)                    2.76%         3.00%        3.98%        4.09%
     Investor C Class (Load Adjusted)          1.87%         2.99%        4.04%        4.11%
     Investor C Class (NAV)                    2.86%         2.99%        4.04%        4.11%

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY
PNC BANK AND PNC BANK, DELAWARE ("PNC-DE "), AN AFFILIATE OF PNC BANK,INTO THE
FUND BETWEEN MAY 1 AND MAY 15,1998 (THE "CTF CONVERSION"), THE KENTUCKY
TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE KY
TAX-FREE INCOME FUND OF PNC BANK.PERFORMANCE INFORMATION PRESENTED FOR THIS
PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH
TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE
CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE
OF THE KY TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE
"NOTE ON PERFORMANCE INFORMATION" ON PAGE 16 FOR FURTHER INFORMATION ON HOW
PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE
GRAPH\^ ABOVE.

LAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

                      KENTUCKY TAX-FREE INCOME PORTFOLIO

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA          54.9%
AA           15.7
A             7.5
BBB          20.8
\qBBB         1.1
             ----
  Total      100.0%
             ========

1  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
     ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1%
      change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

       Portfolio Statistics
Average maturity (years)      6.1
Modified Duration2            4.77

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,014.50        1,012.90        1,012.20        1,008.40        1,008.40
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.53            5.03            5.68            9.44            9.29

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/04)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/04)                   1,021.46        1,019.94        1,019.28        1,015.48        1,015.63
Expenses Incurred
 During Period
 (4/01/04 -
  9/30/04)                       3.54            5.06            5.72            9.52            9.37

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.00%, 1.13%, 1.88%, and 1.85% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                                                              15

                                BLACKROCK FUNDS
                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes.
If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the
Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent
Class. In the case of Investor A, Investor B, Investor C and Service Shares,
the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
UltraShort Municipal - 3.00% and Tax-Free Income, Pennsylvania Tax-Free Income,
New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and
Kentucky Tax-Free Income - 4.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50%
and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The
Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 \^ The performance shown in the line graph is that of Institutional Shares and
  Investor A Shares of the Portfolios. The actual performance of Investor B,
  Investor C and Service Shares is lower than the performance of Institutional
  Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and
  Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

 * The performance shown in the line graph is that of Service Shares and
  Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service
  Shares. Excluding the effects of sales charges, the actual performance of
  Investor B and Investor C Shares is lower than the performance of Investor A
  Shares because Investor B and Investor C Shares have higher expenses than
  Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Tax-Free Bond
   Portfolios

     During the fiscal year ended September 30, 2004, 100% of the income dividends paid by the UltraShort Municipal, Tax-Free Income, Pennsylvania
Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income and Delaware
Tax-Free Income Portfolios were exempt-interest dividends for purposes of federal income taxes and accordingly, were exempt from such taxes. During the fiscal year ended September 30, 2004, 99% of the income dividends paid by the
Kentucky Tax-Free Income Portfolio were exempt-interest dividends for purpose of federal income taxes and accordingly were exempt from such taxes. However, the percentage of these dividends which must be included in federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax is as follows: UltraShort Municipal Portfolio 27%,
Tax-Free Income Portfolio 8%, Pennsylvania Tax-Free Income Portfolio 3%, New
Jersey Tax-Free Income Portfolio 10%, Ohio Tax-Free Income Portfolio 2%,
Delaware Tax-Free Income Portfolio 13% and Kentucky Tax-Free Income Portfolio
15%.

     In January 2005, you will be furnished with a schedule showing the annual percentage breakdown by state or U.S. possession of the source of interest earned by each Portfolio in 2004.
-------------------------------------------------------------------------------

16

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                         ULTRASHORT MUNICIPAL PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS - 99.5%
Alaska - 5.4%
  Alaska Hsg. Fin. Corp. Rev., St. Cap.
    Prj., Ser. 98A-2
    5.00%                               12/01/04     $  500    $  502,545
  Anchorage Wastewater Rev.,
    Wachovia Merlots Tr. Receipts,
    Ser. 04C-25
    1.70%                               09/01/05      1,000     1,000,000
  Anchorage Wtr. Rev., Wachovia
    Merlots Tr. Receipts, Ser. 04C-32
    1.70%                               09/16/05      1,000       999,918

                                                               ==========
                                                                2,502,463
                                                               ----------
Colorado - 7.2%
  Denver City & Cnty. G.O., Ser. 99B
    5.75%                               08/01/08      1,000     1,118,510
  Denver Colorado Urban Renewal
    Auth. Tax Increment Rev., Ser. 04
    PT-999 DN
    1.79%(b)                            10/07/04      2,200     2,200,000

                                                               ==========
                                                                3,318,510
                                                               ----------
Delaware - 4.1%
  Delaware St. Econ. Dev. Auth. Rev.,
    Gas Fac. Delmarva Pwr. & Light
    Prj., Ser. 94 AMT DN
    2.05%(b)                            10/07/04      1,900     1,900,000
                                                               ----------
District of Columbia - 2.2%
  Met. Washington D.C. Arpt. Auth.
    Sys. Rev., Ser. 02D
    4.00%                               10/01/05      1,000     1,021,370
                                                               ----------
Florida - 7.1%
  Gainsville Util. Sys. Rev., Ser. 03C
    5.00%                               10/01/08      1,000     1,095,140
  Pinellas Cnty. Ind. Dev. Rev., PCM
    LLC Prj., Ser. 04 AMT DN
    1.86%(b)                            10/07/04        200       200,000
  Putnam Cnty. Dev. Auth. Poll. Ctrl.
    Rev., Seminole Elec. Corp. Prj.,
    Ser. 84H-3
    1.53%                               03/15/14      2,000     2,000,000

                                                               ==========
                                                                3,295,140
                                                               ----------
Georgia - 6.9%
  Atlanta Georgia Arpt. Rev., Ser.
    04-C14 AMT DN
    1.79%(b)                            10/07/04      1,200     1,200,000
  Cobb Cnty. Georgia Hsg. Auth.
    Multi-Fam. Rev., Ser. 03 PT-1963
    AMT DN
    1.83%(b)                            10/07/04      2,000     2,000,000

                                                               ==========
                                                                3,200,000
                                                               ----------
Illinois - 2.5%
  Chicago Pub. Bldg. Comm. Bldg.
    Rev., Chicago Transit Auth. Prj.,
    Ser. 03
    5.00%                               03/01/05        750       760,342
  Chicago Trans. Auth. Cap. Gtd. Tr.
    Receipts Rev., Ser. 03A
    4.00%                               06/01/06        400       401,476

                                                               ==========
                                                                1,161,818
                                                               ----------

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Indiana - 2.7%
  Indiana St. Dev. Fin. Auth. Econ.
    Dev. Rev., IVC Coatings Prj., Ser.
    00 AMT DN
    1.90%(b)                            10/07/04     $1,000    $1,000,000
  Munster Sch. Bldg. Corp. Rev., First
    Mtg. Prj., Prerefunded Ser. 96
    5.70%                               01/15/05        230       235,037

                                                               ==========
                                                                1,235,037
                                                               ----------
Louisiana - 1.2%
  New Orleans Drain Sys. Rev., Ser.
    02
    6.00%                               12/01/04        535       538,627
                                                               ----------
Maryland - 4.8%
  Montgomery Cnty. Maryland Hsg.
    Opportunities Comm. Rev., Ser. 01
    PT-1276 AMT DN
    1.83%(b)                            10/07/04      2,200     2,200,000
                                                               ----------
Michigan - 2.2%
  Oakland Cnty. Michigan Econ. Dev.
    Corp. Ltd. Oblig. Rev., Exhibit
    Enterprises, Inc. Prj., Ser. 04 AMT
    DN
    1.84%(b)                            10/07/04      1,000     1,000,000
                                                               ----------
Minnesota - 1.2%
  Minneapolis & St. Paul Met. Arpts.
    Comm. Arpt. Rev., Ser. 99B AMT
    5.50%                               01/01/10        500       545,635
                                                               ----------
Multi-State - 12.5%
  Charter Mac Equity Issuer Tr. Rev.,
    Ser. 04 AMT DN
    1.83%(b)                            10/07/04      1,500     1,500,000
  Mun. Securities Pool Tr. Receipts
    Rev., Ser. 04 PG-17 DN
    1.84%(b)                            10/07/04      2,055     2,055,000
  Mun. Securities Pool Tr. Receipts
    Rev., Ser. 04 PG-18 DN
    1.84%(b)                            10/07/04      2,200     2,200,000

                                                               ==========
                                                                5,755,000
                                                               ----------
Nevada - 5.8%
  Clark Cnty. Arpt. Rev., Stars
    Certificates Banque Nationale de
    Paribas Prj., Ser. 04-109 AMT DN
    1.78%(b)                            10/07/04      1,700     1,700,000
  Nevada Hsg. Div. Rev., Sundance
    Village Prj., Ser. 04 AMT DN
    1.70%(b)                            10/07/04      1,000     1,000,000

                                                               ==========
                                                                2,700,000
                                                               ----------
New Jersey - 0.9%
  Newark G.O., Ser. 03
    4.00%                               07/15/08        385       407,538
                                                               ----------
New Mexico - 2.2%
  Farmington Poll. Ctrl. Rev., Pub.
    Svcs. San Juan Prj., Ser. 03B
    2.10%                               04/01/33      1,000       995,060
                                                               ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              17

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   ULTRASHORT MUNICIPAL PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                      PAR
                                         MATURITY    (000)      VALUE
                                        ---------- -------- ------------
MUNICIPAL BONDS (Continued)
New York - 2.8%
  New York City G.O., Ser. 04I
    5.00%                               08/01/09    $  500   $  543,705
  New York St. Med. Care Fac. Fin.
    Agcy. Rev., New York Hosp. FHA
    Ins. Mtg. Prj., Prerefunded Ser.
    94A
    6.90%                               02/15/05       705      733,138

                                                             ==========
                                                              1,276,843
                                                             ----------
Ohio - 2.7%
  Columbus City Sch. Dist. G.O.,
    Wachovia Merlots Tr. Receipts,
    Ser. 04C-29
    1.70%                               09/16/05     1,000      999,918
  Ohio Bldg. Auth. Rev., St. Fac.
    Admin. Bldg. Fd. Prj., Ser. 03A
    4.50%                               04/01/08       220      235,451

                                                             ==========
                                                              1,235,369
                                                             ----------
Pennsylvania - 0.5%
  Pennsylvania St. Tpke. Comm. Oil
    Franchise Tax Rev., Prerefunded
    Ser. 94A
    6.00%                               12/01/04       225      231,178
                                                             ----------
Puerto Rico - 1.1%
  Puerto Rico Pub. Bldgs. Auth. Rev.,
    Govt. Facs. Prj., Prerefunded Ser.
    02C
    5.00%                               07/01/05       365      374,154
  Puerto Rico Pub. Bldgs. Auth. Rev.,
    Govt. Facs. Prj., Ser. 02C
    5.00%                               07/01/05       135      138,023

                                                             ==========
                                                                512,177
                                                             ----------
South Dakota - 3.4%
  South Dakota Hsg. Dev. Auth. Sgl.
    Fam. Rev., Ser. 04 PT-957 AMT
    DN
    1.79%(b)                            10/07/04     1,580    1,580,000
                                                             ----------
Tennessee - 3.6%
  Coffee Cnty. Tennessee Ind. Bd., Inc.
    Ind. Dev. Rev., Comtec Polymers,
    Inc. Prj., Ser. 97 AMT DN
    1.89%(b)                            10/07/04     1,650    1,650,000
                                                             ----------
Texas - 12.2%
  Frisco Indpt. Sch. Dist. G.O.,
    Wachovia Merlots Tr. Receipts,
    Ser. 04C-24
    1.70%                               09/01/05     1,000    1,000,000
  Houston Texas Hsg. Fin. Corp. Rev.,
    Ser. 04 PT-2101 AMT DN
    1.83%(b)                            10/07/04     2,000    2,000,000
  Texas St. Tax Rev. Anticipation
    Notes, Ser. 04
    3.00%                               08/31/05     2,200    2,225,652

                                                       PAR/SHARES
                                            MATURITY     (000)        VALUE
                                           ---------- ----------- -------------
MUNICIPAL BONDS (Continued)
Texas (Continued)
  Texas St. Tpke. Auth. Ctr. Tpke. Sys.
    Rev., Ser. 02
    5.00%                                  06/01/08      $  385    $   418,835

                                                                   ===========
                                                                     5,644,487
                                                                   -----------
Utah - 1.2%
  Utah Assd. Mun. Pwr. Sys. Rev.,
    Payson Pwr. Prj., Ser. 03A
    5.00%                                  04/01/08         500        541,690
                                                                   -----------
Wisconsin - 3.1%
  Appleton Redev. Auth. Rev., Fox
    Cities Performing Arts Ctr. Prj., Ser.
    01B DN
    1.80%(b)                               10/07/04       1,500      1,500,000
                                                                   -----------
TOTAL MUNICIPAL BONDS
  (Cost $46,014,283)                                                45,947,942
                                                                   -----------
MONEY MARKET FUND - 0.1%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $48,814)                                             49         48,814
                                                                   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
18

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   ULTRASHORT MUNICIPAL PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                VALUE
                                           --------------
TOTAL INVESTMENTS IN SECURITIES - 99.6%
  (Cost $46,063,097(a))                       $45,996,756
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.4%                              206,549
                                              -----------
NET ASSETS - 100.0%
  (Applicable to 3,219,728
  BlackRock shares, 1,426,448
  Institutional shares, 10 Service
  shares and 10 Investor A shares
  outstanding)                                $46,203,305
                                              ===========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($32,027,386/3,219,728)               $  9.95
                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($14,175,719/1,426,448)               $  9.94
                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
             ($100/10)(c)               $  9.94
                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
             ($100/10)(d)               $  9.98
                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
         ($9.98/0.970)                  $ 10.29
                                        =======

-------------------

 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $  2,855
      Gross unrealized depreciation                                     (69,196)
                                                                       --------
                                                                       $(66,341)
                                                                       ========

 (b) Rates shown are the rates as of September 30, 2004, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.
  (c) Exact net assets and shares outstanding at September 30, 2004 were
       $99.62 and 10.026, respectively.
 (d) Exact net assets and shares outstanding at September 30, 2004 were $100.02 and 10.024, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              19

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                           TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                          PAR
                                           MATURITY      (000)       VALUE
                                         ------------ ---------- -------------
MUNICIPAL BONDS - 96.7%
Alabama - 4.2%
  Alabama Hsg. Fin. Auth. Sgl. Fam.
    Mtg. Rev., Home Mtg. Bd. Prj., Ser.
    94B-1
    6.65%                                  10/01/25     $  445    $   453,900
  Alabama Rev., Priv. Coll. & Tuskegee
    Univ. Prj., Ser. 96A
    5.90%(b)                               09/01/16      1,000      1,089,420
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 98
    5.12%                                  11/01/09      1,000      1,105,920
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 99C
    5.75%                                  07/01/18      3,000      3,365,880
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 99D
    5.75%(b)                               08/01/10      1,000      1,139,160
  Courtland Ind. Dev. Solid Waste
    Disp. Rev., Champion Intl. Corp.
    Prj., Ser. 99 AMT
    6.00%                                  08/01/29      1,500      1,551,870
  Jefferson Cnty. Swr. Rev., Ref.
    Warrants, Ser. 03B-8
    5.25%                                  02/01/13      7,725      8,413,220
  Shelby Cnty. Bd. of Ed. Rev., Ser. 95
    5.70%                                  02/01/09        680        702,025

                                                                  ===========
                                                                   17,821,395
                                                                  -----------
Alaska - 0.6%
  Alaska Ind. Dev. & Expt. Auth.
    Revolving Fd. Rev., Ser. 97A AMT
    6.00%                                  04/01/07      2,500      2,727,575
                                                                  -----------
Arizona - 0.8%
  Arizona Sch. Fac. Bd. Rev., St. Sch.
    Imp. Prj., Ser. 02
    5.50%                                  07/01/12      1,180      1,357,968
  Maricopa Cnty. Cmnty. Coll. Dist.
    G.O., Ser. 02
    5.25%                                  07/01/11      1,000      1,125,310
  Yuma Mun. Property Corp. Rev.,
    Mun. Fac. Prj., Ser. 03A
    5.00%                                  07/01/10      1,010      1,119,524

                                                                  ===========
                                                                    3,602,802
                                                                  -----------
California - 7.2%
  California St. Econ. Recovery G.O.,
    Ser. 04A
    5.25%                                  07/01/13      7,500      8,440,950
  California St. G.O., Ser. 90
    6.50%                                  11/01/06        340        370,899
  Foothill Eastern Corridor Agcy. Toll
    Rd. Rev., Ser. 99
    5.75%                                  01/15/40      8,500      8,546,750
  Golden St. Tobacco Securitization
    Corp. Rev., Ser. 03B
    5.00%                                  06/01/13      2,675      2,686,422
  Los Altos Sch. Dist. Cap. Apprec.
    G.O., Ser. 01B
    5.87%(c)                               08/01/21      3,380      1,393,506
  Los Angeles Univ. Sch. Dist. G.O.,
    Ser. 03A
    5.00%                                  07/01/22      7,520      7,912,619
  Sacramento Mun. Util. Dist. Elec.
    Rev., Prerefunded Ser. 92C
    5.75%                                  11/15/09        430        431,876

                                                          PAR
                                           MATURITY      (000)       VALUE
                                         ------------ ---------- -------------
MUNICIPAL BONDS (Continued)
California (Continued)
  Stockton-East Wtr. Dist. Rev., Ser.
    02B
    6.12%(c)                               04/01/28     $4,495    $ 1,131,481

                                                                  ===========
                                                                   30,914,503
                                                                  -----------
Colorado - 0.4%
  Arapahoe Cnty. Cap. Imp. Tr. Fd.
    Hwy. Rev., Prerefunded Ser.
    86E-470
    6.90%                                  08/31/05        750        808,328
  Colorado Dept. Trans. Rev., Ser. 02B
    5.00%                                  06/15/11      1,000      1,112,770

                                                                  ===========
                                                                    1,921,098
                                                                  -----------
District of Columbia - 0.0%
  District of Columbia G.O.,
    Prerefunded Ser. 93A-1
    6.00%                                  06/01/11         50         58,822
                                                                  -----------
Florida - 5.7%
  Florida St. Bd. of Ed. Cap. Outlay
    G.O., Ser. 00D
    5.75%                                  06/01/22      7,800      8,717,514
  Florida St. Bd. of Ed. Lottery Rev.,
    Ser. 00B
    5.75%                                  07/01/09      1,000      1,132,090
  Florida St. Dept. Gen. Svcs. Division
    Fac. Management Rev., Fac. Pool
    Prj., Ser. 03A
    5.25%                                  09/01/10      1,400      1,569,134
  Hillsborough Cnty. Ind. Dev. Auth.
    Exempt Fac. Rev., Nat. Gypsum
    Prj., Ser. 00A AMT
    7.12%                                  04/01/30      2,000      2,138,500
  Miami Hlth. Fac. Auth. Hlth. Sys.
    Rev., Catholic Hlth. East Prj., Ser.
    03B
    5.12%                                  11/15/24      3,000      3,014,520
  Miami Hlth. Fac. Auth. Hlth. Sys.
    Rev., Catholic Hlth. East Prj., Ser.
    03C
    5.12%                                  11/15/24      2,050      2,059,922
  St. Petersburg Excise Tax Rev., Ser.
    93
    5.15%                                  10/01/11      1,655      1,854,709
  Tampa Wtr. & Swr. Rev., Ser. 02
                                          10/01/14-
    6.00%                                 10/01/16       2,455      2,968,088
  Tampa Wtr. & Swr. Rev., Ser. 02B
    5.00%                                  07/01/10      1,000      1,104,540

                                                                  ===========
                                                                   24,559,017
                                                                  -----------
Georgia - 3.0%
  Atlanta Arpt. Fac. Rev., Ser. 94A
    6.50%                                  01/01/10      1,000      1,176,940
  Atlanta Arpt. Rev., Ser. 00A
    5.88%                                  01/01/17      1,000      1,129,040
  Cobb Cnty. & Marietta Wtr. Auth.
    Rev., Ser. 02
    5.50%                                  11/01/14      1,000      1,160,340
  De Kalb Cnty. Wtr. & Swr. Rev., Ser.
    03A
    5.00%                                  10/01/35      5,000      5,102,650

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
20

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Georgia (Continued)
  Forsyth Cnty. Sch. Dist. G.O., Ser. 92
    6.70%                                07/01/12     $1,000    $ 1,183,550
  Fulton Cnty. Fac. Corp. COP, Fulton
    Cnty. Pub. Purp. Prj., Ser. 99
    5.50%                                11/01/18      1,000      1,117,120
  Georgia Mun. Elec. Auth. Pwr. Rev.,
    Ser. 93B
    5.70%                                01/01/19      1,000      1,169,960
  Georgia St. G.O., Ser. 97C
    6.25%                                08/01/11        750        893,798

                                                                ===========
                                                                 12,933,398
                                                                -----------
Hawaii - 1.2%
  Hawaii St. G.O., Ser. 02CZ
    5.25%                                07/01/10      1,000      1,117,070
  Hawaii St. Hbr. Cap. Imp. Rev., Ser.
    97 AMT
    5.50%                                07/01/27      3,750      3,896,962

                                                                ===========
                                                                  5,014,032
                                                                -----------
Illinois - 5.5%
  Chicago Sales Tax Rev., Ser. 97
    6.00%                                01/01/09      1,000      1,129,001
  Chicago Wtr. Rev., Ser. 97
    5.50%                                11/01/22      9,905     10,624,994
  Chicago Wtr. Rev., Ser. 01
    5.75%                                11/01/30      3,630      4,224,993
  Cook Cnty. G.O., Prerefunded Ser.
    96
    5.88%                                11/15/06      2,000      2,187,300
  Du Page Wtr. Comm. Rev., Ser. 03
    5.00%                                05/01/09      1,000      1,098,390
  Illinois G.O., Prerefunded Ser. 02
    5.25%                                10/01/12      1,000      1,137,460
  Illinois Hsg. Dev. Auth. Rev.,
    Multi-Fam. Prj., Ser. 94-5
    6.65%                                09/01/14      2,595      2,654,088
  Winnebago & Boone Cnty. G.O., Sch.
    Dist. No. 205 Prj., Ser. 92C
    5.90%                                02/01/05        500        506,915

                                                                ===========
                                                                 23,563,141
                                                                -----------
Kansas - 0.6%
  Sedgwick Cnty. Uni. Sch. Dist. No.
    259 Wichita G.O., Ser. 01
    5.25%                                09/01/09      2,250      2,507,985
                                                                -----------
Louisiana - 0.6%
  Orleans Rev., Levee Dist. Pub. Imp.
    Prj., Ser. 86
    5.95%                                11/01/15      2,295      2,466,368
                                                                -----------
Maryland - 0.5%
  Univ. of Maryland Sys. Aux. Fac. &
    Tuition Rev., Ser. 00A
    5.00%                                10/01/09      1,050      1,157,090
  Washington Subn. Sanit. Dist. G.O.,
    Wtr. Sply. Prj., Ser. 03
    5.25%                                06/01/10      1,000      1,119,920

                                                                ===========
                                                                  2,277,010
                                                                -----------
Massachusetts - 3.2%
  Massachusetts Bay Trans. Auth.
    Rev., Ser. 95B
    5.38%                                03/01/20      1,000      1,024,370

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Massachusetts (Continued)
  Massachusetts St. Cons. Ln. G.O.,
    Ser. 02D
    5.25%                                08/01/10     $1,000    $ 1,114,120
  Massachusetts St. Cons. Ln. G.O.,
    Ser. 02E
    5.50%                                01/01/10      1,500      1,680,150
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Harvard Univ. Prj., Ser.
    01DD
    5.00%                                07/15/35      8,570      8,751,341
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Newton-Wellesley
    Hosp. Prj., Ser. 97G
    6.12%                                07/01/15      1,000      1,108,650

                                                                ===========
                                                                 13,678,631
                                                                -----------
Michigan - 0.8%
  Huron Vy. Sch. Dist. G.O.,
    Prerefunded Ser. 96
    5.88%                                05/01/07      2,000      2,195,440
  Michigan Mun. Bd. Auth. Rev.,
    Drinking Wtr. Revolving Fd. Prj.,
    Ser. 01
    5.25%                                10/01/17      1,000      1,100,550

                                                                ===========
                                                                  3,295,990
                                                                -----------
Mississippi - 0.3%
  Mississippi St. G.O., Ser. 02A
    5.38%                                12/01/10      1,275      1,436,288
                                                                -----------
Missouri - 1.5%
  Lake of The Ozarks Cmnty. Bldg.
    Corp. Sys. Rev., Ser. 98
    5.25%                                12/01/14      4,915      4,864,228
  Missouri St. Env. Imp. & Energy Res.
    Auth. Wtr. Poll. Rev., Drinking Wtr.
    Prj., Ser. 02B
    5.25%                                07/01/11      1,540      1,735,965

                                                                ===========
                                                                  6,600,193
                                                                -----------
Multi-State - 4.2%
  Charter Mac Equity Issue Tr.
    6.62%(d)                             06/30/09      3,000      3,313,320
    7.60%(d)                             11/30/10      9,000     10,390,140
  MuniMae TE Bond Subs., LLC
    6.88%(d)                             06/30/09      4,000      4,413,360

                                                                ===========
                                                                 18,116,820
                                                                -----------
Nebraska - 0.5%
  Nebraska Pub. Pwr. Dist. Rev., Ser.
    02B
    5.00%                                01/01/10      1,000      1,101,120
  Omaha Pub. Pwr. Dist. Elec. Rev.,
    Ser. 92B
    6.15%                                02/01/12      1,000      1,157,250

                                                                ===========
                                                                  2,258,370
                                                                -----------
Nevada - 2.5%
  Clark Cnty. Arpt. Rev., Ser. 04A-1
    5.50%                                07/01/15      1,780      1,982,155
  Clark Cnty. Arpt. Rev., Ser. 04A-2
    5.00%                                07/01/30      5,000      5,074,349
  Clark Cnty. Bond Bank G.O., Ser. 02
    5.00%                                06/01/10      1,000      1,105,880

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              21

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                             PAR
                                              MATURITY      (000)       VALUE
                                           ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Nevada (Continued)
  Truckee Meadows Wtr. Auth. Wtr.
    Rev., Ser. 01A
     5.50%                                    07/01/09    $ 2,075    $ 2,333,068

                                                                     ===========
                                                                      10,495,452
                                                                     -----------
New Jersey - 5.0%
  New Jersey St. Tpke. Auth. Rev.,
    Prerefunded Ser. 00A
     5.75%                                    01/01/10      2,820      3,201,997
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 00A
     5.75%                                    01/01/16      1,180      1,317,104
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
     6.00%                                    06/15/10     10,000     11,610,300
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Ser. 99A
     5.50%                                    06/15/09      1,930      2,147,143
  Port Auth. New York & New Jersey
    S.O., JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
     6.25%                                    12/01/09      2,680      3,040,353

                                                                     ===========
                                                                      21,316,897
                                                                     -----------
New Mexico - 0.5%
  New Mexico St. Hwy. Comm. Rev.,
    Sr. Subs. Lien Tax Prj., Ser. 00A
     5.50%                                    06/15/09      1,000      1,118,110
  New Mexico St. Hwy. Comm. Rev.,
    Sr. Subs. Lien Tax Prj., Ser. 02A
     5.25%                                    06/15/10      1,000      1,117,350

                                                                     ===========
                                                                       2,235,460
                                                                     -----------
New York - 7.2%
  Met. Trans. Auth. Svcs. Contract
    Rev., Ser. 02A
     5.50%                                    07/01/15      1,000      1,145,540
  New York City G.O., Prerefunded
    Ser. 95B
     6.38%                                    08/15/05      3,840      4,038,413
  New York City G.O., Ser. 94A
     6.00%                                    08/01/05         10         10,201
  New York City G.O., Ser. 96A
     6.00%                                    08/01/05      2,000      2,069,360
  New York City G.O., Ser. 03I
     5.75%                                    03/01/19      5,000      5,582,650
  New York City Ind. Dev. Agcy. Rev.,
    Term. One Grp. Assoc. Prj., Ser.
    94 AMT
                                             01/01/08-
     6.00%                                   01/01/19         860        878,370
  New York City Transitional Fin. Auth.
    Rev., Ser. 02A
     5.25%                                    11/01/11      3,300      3,720,915
  New York City Transitional Fin. Auth.
    Rev., Ser. 02C
     5.25%                                    08/01/10      1,300      1,465,503
  New York St. G.O., Ser. 02D
     5.10%                                    06/01/16      1,000      1,067,220
  New York St. Hsg. Fin. Agcy. Rev.,
    Ser. 96A
     6.38%                                    11/01/04      4,000      4,012,840

                                                             PAR
                                              MATURITY      (000)       VALUE
                                           ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
New York (Continued)
  New York St. Loc. Govt. Assistance
    Corp. Rev., Prerefunded Ser. 95A
     5.70%                                    04/01/05    $   340    $   353,988
  Tobacco Settlement Fin. Corp. Rev.,
    Ser. 03A-1
     5.50%                                    06/01/14      6,075      6,623,086

                                                                     ===========
                                                                      30,968,086
                                                                     -----------
North Carolina - 0.4%
  Eastern Mun. Pwr. Agcy. Sys. Rev.,
    Ser. 93C
     5.38%                                    01/01/05      1,250      1,261,250
  North Carolina Mun. Pwr. Agcy. Rev.,
    Catawba Elec. Prj., Ser. 92A
     6.00%                                    01/01/10        300        344,823

                                                                     ===========
                                                                       1,606,073
                                                                     -----------
Ohio - 0.5%
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
     6.00%                                    03/01/07        505        538,340
  Ohio St. Infra. Impt. G.O., Ser. 02B
     5.00%                                    03/01/10      1,000      1,102,040
  Ohio Wtr. Dev. Auth. Rev., Clean Wtr.
    Prj., Ser. 92
     5.65%                                    12/01/05        300        302,061
  Olentangy Loc. Sch. Dist. G.O.,
    Prerefunded Ser. 95A
     5.85%                                    12/01/04        340        349,258

                                                                     ===========
                                                                       2,291,699
                                                                     -----------
Oregon - 3.3%
  Clackamas Cnty. G.O., Sch. Dist. No.
    62 Oregon City Prj., Prerefunded
    Ser. 00C
     5.50%                                    06/15/10      3,185      3,614,879
  Klamath Falls Elec. Sr. Lien Rev.,
    Klamath Cogen Prj., Ser. 99
     6.00%                                    01/01/25      7,500      7,437,000
  Oregon St. Dept. Admin. Svcs.
    Lottery Rev., Ser. 03A
     5.00%                                    04/01/11      1,035      1,151,707
  Oregon St. Dept. Admin. Svcs. Rev.,
    Ser. 03
     5.00%                                    09/01/10      1,900      2,109,437

                                                                     ===========
                                                                      14,313,023
                                                                     -----------
Pennsylvania - 8.5%
  Beaver Cnty. G.O., Prerefunded Ser.
    96A
     5.75%                                    10/01/06      1,000      1,076,830
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
     5.75%                                    12/15/20      2,400      2,580,792
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 98A
     5.50%                                    08/01/28      5,500      6,187,445
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. RITES PA-1041 Rev., Ser.
    02B
    39.88%(e)                                 07/01/32      1,000      2,495,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
22

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
     6.00%                                11/01/23    $ 2,650    $ 2,737,636
  Northampton Cnty. Gen. Purp. Auth.
    Rev., Cnty. Agreement Prj., Ser. 01
     5.00%                                10/01/10      2,130      2,355,567
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
     6.60%                                09/01/09      4,250      4,368,235
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
     5.88%                                01/01/15      3,450      3,589,035
     5.75%                                01/01/17      3,535      3,663,815
  Philadelphia Ind. Dev. Auth. Arpt.
    Fac. Rev., Aero Philadelphia LLC
    Prj., Ser. 99 AMT
     5.25%                                01/01/09        640        626,688
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
     5.25%                                07/01/17      1,935      1,948,235
  Philadelphia Sch. Dist. G.O., Ser.
    99C
     5.75%                                03/01/29      4,000      4,568,600

                                                                 ===========
                                                                  36,198,378
                                                                 -----------
Puerto Rico - 5.9%
  Puerto Rico Cmwlth. G.O., Pub. Imp.
    Prj., Ser. 01
     5.50%                                07/01/19      5,105      6,013,690
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-782 Rev., Ser.
    01G
    16.39%(e)                             10/01/40      3,985      5,239,080
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 94S
     7.00%                                07/01/06      1,000      1,082,660
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 04PP
     5.00%                                07/01/25      8,000      8,411,680
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
     5.50%                                02/01/12      2,990      3,414,640
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                                08/01/29      1,010      1,057,601

                                                                 ===========
                                                                  25,219,351
                                                                 -----------
Rhode Island - 0.7%
  Rhode Island Depositors Econ.
    Protection Corp. S.O., Prerefunded
    Ser. 93
     5.62%                                08/01/09        190        214,871
  Rhode Island Depositors Econ.
    Protection Corp. S.O., Ser. 93
     5.62%                                08/01/09        665        708,937
  Rhode Island St. Hlth. & Ed. Bldg.
    Corp. Rev., Hosp. Fin. Lifespan
    Oblig. Grp. Prj., Ser. 96
     5.50%                                05/15/16      2,000      2,152,680

                                                                 ===========
                                                                   3,076,488
                                                                 -----------

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
South Carolina - 1.4%
  South Carolina Trans. Infra. Rev.,
    Ser. 04A
     5.00%                                10/01/33    $ 5,940    $ 6,048,880
                                                                 -----------
South Dakota - 0.1%
  South Dakota St. Lease Rev., Trans.
    Cert. Prj., Ser. 93A
     6.38%                                09/01/05        500        520,955
                                                                 -----------
Tennessee - 0.8%
  Chattanooga G.O., Ser. 02
     5.38%                                09/01/11      1,270      1,441,679
  Maury Cnty. Ind. Dev. Poll. Ctrl. Rev.,
    Saturn Corp. Prj., Ser. 94
     6.50%(e)                             09/01/24      1,800      1,849,266

                                                                 ===========
                                                                   3,290,945
                                                                 -----------
Texas - 10.2%
  Brazos River Auth. Poll. Ctrl. Rev.,
    Texas Util. Elec. Co. Prj.,
    Prerefunded Ser. 95C AMT
     5.55%                                04/01/08      5,000      5,614,300
  Dallas Cnty. Util. & Cap. Apprec.
    Rev., Ser. 99A
     6.19%(c)                             02/15/21     17,225      6,667,281
     6.21%(c)                             02/15/22     18,405      6,677,150
  Dallas Ind. Dev. Corp. Rev., CR/PL,
    Inc. Prj., Ser. 87 AMT
     7.50%                                08/01/17      1,550      1,600,794
  Grand Prairie Indpt. Sch. Dist. G.O.,
    Prerefunded Ser. 00A
     5.80%                                08/15/11      4,925      5,757,571
  Keller Indpt. Sch. Dist. G.O., Ser. 01
     5.25%                                08/15/22      1,000      1,057,670
  Killeen Indpt. Sch. Dist. G.O., Ser. 02
     5.00%                                02/15/12      1,195      1,321,144
  Spring Branch Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.95%                                02/01/05      2,245      2,277,889
  Texas Affordable Hsg. Corp.
    Multi-Fam. Hsg. Rev., Ser. 01A
     4.75%                                11/01/11      6,635      6,686,289
  Texas Wtr. Fin. Assist. G.O., Ser. 00
     5.75%                                08/01/22      3,445      3,851,372
  Travis Cnty. Hlth. Fac. Dev. Corp.
    Rev., Ascension Hlth. Credit Prj.,
    Prerefunded Ser. 99A
     5.88%                                11/15/09      1,980      2,296,483

                                                                 ===========
                                                                  43,807,943
                                                                 -----------
Utah - 0.0%
  Salt Lake City Hosp. Rev., Ser. 88A
     8.12%                                05/15/15        100        128,621
                                                                 -----------
Virginia - 1.4%
  Hampton G.O., Prerefunded Ser. 95
     6.00%                                01/15/05        400        413,076
  Pocahontas Pkwy. Toll Rd. Rev., Ser.
    98B
     5.85%(c)                             08/15/23     14,300      3,574,571
  Virginia Cmwlth. Trans. Bd. Rev.,
    Federal Hwy. Reimbursement
    Notes Prj., Ser. 02
     5.00%                                10/01/11      1,000      1,113,990

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              23

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                    PAR
                       MATURITY    (000)        VALUE
                      ---------- --------- --------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia Hsg. Dev. Auth. Rev.,
    Multi-Fam. Prj., Ser. 95C
    6.70%             11/01/15    $ 1,000   $  1,025,120

                                            ============
                                               6,126,757
                                            ------------
Washington - 6.3%
  King Cnty. G.O., Sch. Dist.
No. 414
    Lake Washington Prj., Ser.
00
    5.75%             12/01/10        500        577,955
  King Cnty. G.O., Ser. 03
    5.00%             06/01/10      1,050      1,156,564
  Pierce Cnty. G.O., Sch. Dist.
No. 416
    White River Prj., Ser. 00
    6.00%             12/01/13      5,345      6,236,653
  Washington St. G.O., Ser. 00B
    6.00%             01/01/25     14,000     15,622,460
  Washington St. Pub. Pwr. Sply.
Sys.
    Rev., Nuclear Prj. No. 3,
Ser. 96A
    6.00%             07/01/06      3,000      3,203,970

                                            ============
                                              26,797,602
                                            ------------
West Virginia - 0.3%
  West Virginia Pub. Energy
Auth.
    Rev., Morgantown Energy
Assoc.
    Prj., Ser. 90A AMT
    5.05%             07/01/08        360        370,256
  West Virginia St. Rd. G.O.,
Ser. 01
    5.50%             06/01/09      1,000      1,114,730

                                            ============
                                               1,484,986
                                            ------------
Wisconsin - 0.5%
  Kenosha G.O., Ser. 03B
    5.00%             09/01/11      1,000      1,109,450
  Wisconsin St. Trans. Rev.,
Ser. 00A
    5.30%             07/01/18      1,000      1,081,280

                                            ============
                                               2,190,730
                                            ------------
TOTAL MUNICIPAL BONDS
  (Cost $392,420,416)                        413,871,764
                                            ------------
MORTGAGE PASS-THROUGHS - 0.0%
  Government National Mortgage
    Association
     6.0%
  (Cost $7,413)       11/15/31          7          7,406
                                            ------------
SHORT TERM INVESTMENTS - 0.9%
  Valdez Alaska Marine Term.
Rev.,
    Exxon Mobil Corp. Prj., Ser.
01 DN
    1.61%(f)
  (Cost $4,000,000)   10/01/04      4,000      4,000,000
                                            ------------

                           SHARES
                            (000)        VALUE
                          -------- ----------------
MONEY MARKET FUND - 5.1%
  Wilmington Trust
Tax-Free Money
    Market Fund
  (Cost $21,881,087)      21,881    $  21,881,087
                                    -------------
TOTAL INVESTMENTS IN SECURITIES -
102.8%
  (Cost $418,308,917(a))              439,760,257
LIABILITIES IN EXCESS OF
OTHER
  ASSETS - (2.8)%                     (11,949,221)
                                    -------------
NET ASSETS - 100.0%
(Applicable to
  9,047,483 BlackRock
shares,
  27,733,108
Institutional shares,
  243,439 Service shares,
693,696
  Investor A shares,
528,118 Investor B
  shares and 262,486
Investor C
  shares outstanding)               $ 427,811,036
                                    =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
   ($100,489,103/9,047,483)              $ 11.11
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($308,122,391/27,733,108)              $ 11.11
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
       ($2,702,432/243,439)              $ 11.10
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
       ($7,710,791/693,696)              $ 11.12
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
             ($11.12/0.960)              $ 11.58
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
       ($5,868,687/528,118)              $ 11.11
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
       ($2,917,632/262,486)              $ 11.12
                                         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
24

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

-------------------

 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $23,102,752
      Gross unrealized depreciation                                     (1,651,412)
                                                                       -----------
                                                                       $21,451,340
                                                                       ===========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $2,228,580 on 486 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $54,735,750, with an unrealized loss of $529,042 (including commissions of $1,044).
     (c) The rate shown is the effective yield on the zero coupon bonds.
 (d) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 4.2% of its net assets, with a current market value of $18,116,820 in securities restricted as to resale.
     (e) Rates shown are the rates as of September 30, 2004.
  (f) Rates shown are the rates as of September 30, 2004, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              25

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
MUNICIPAL BONDS - 96.1%
Multi-State - 8.0%
  Charter Mac Equity Issue Tr.
     6.62%(b)                            06/30/09    $25,000    $27,611,000
     7.60%(b)                            11/30/10     10,000     11,544,600
  MuniMae TE Bond Subs., LLC
     6.88%(b)                            06/30/09      4,000      4,413,360
     7.75%(b)                            11/01/10     10,000     11,340,500

                                                                ===========
                                                                 54,909,460
                                                                -----------
Pennsylvania - 80.3%
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Hlth. Ctr. Univ. of Pittsburgh
    Med. Ctr. Prj., Ser. 97B
     6.00%                               07/01/25      7,000      8,281,070
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Prerefunded Ser. 95A
     6.00%                               09/01/07      5,000      5,552,750
     6.20%                               09/01/07      1,000      1,116,160
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Univ. of Pittsburgh Med. Ctr.
    Prj., Ser. 95
     5.35%                               12/01/17     10,000     10,364,600
  Beaver Cnty. Hosp. Auth. Rev.,
    Prerefunded Ser. 96A
     5.80%                               10/01/06      5,830      6,283,574
  Berks Cnty. G.O., Ser. 98
     5.38%                               11/15/28      6,685      6,888,558
  Bradford Area Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.80%                               10/01/05      1,465      1,526,310
  Dauphin Cnty. Gen. Auth. Hlth. Sys.
    Rev., Pinnacle Hlth. Sys. Prj., Ser.
    97
     5.50%                               05/15/17      3,500      3,777,095
  Dauphin Cnty. Gen. Auth. Hosp.
    Rev., Hapsco Western
    Pennsylvania Hosp. Prj., Ser. 92
     6.25%                               07/01/16      1,000      1,186,700
  Delaware Cnty. Auth. Coll. Rev.,
    Haverford Coll. Prj., Ser. 00
     5.75%                               11/15/25      6,795      7,537,082
  Delaware Cnty. Auth. Hosp. Rev.,
    Ser. 95
     5.50%                               08/15/15      6,480      6,787,282
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
     5.75%                               12/15/20      3,735      4,016,358
  Delaware Cnty. Ind. Dev. Auth. Rev.,
    Ser. 99 AMT
     6.00%                               06/01/29      3,400      3,743,570
  Delaware Cnty. Mem. Hosp. Auth.
    Rev., Ser. 95
     5.50%                               08/15/19      3,000      3,142,260
  Delaware Cnty. Rev., Prerefunded
    Ser. 95
     5.50%                               10/01/05      1,075      1,116,291
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Port Dist. Prj., Ser. 99B
     5.70%                               01/01/22      8,930      9,923,552
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Ser. 99
     5.75%                               01/01/16      8,000      8,982,800

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    Rev., Ser. 99
    17.09%(c)                            01/01/22    $10,000    $14,713,399
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 96A
     5.90%                               04/15/16      2,540      2,687,117
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 97B
     5.60%                               07/01/17      2,000      2,347,180
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 98A
     5.50%                               08/01/28     33,050     37,180,920
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. RITES PA-1041 Rev., Ser.
    02A
    39.88%(c)                            01/01/26      2,000      4,991,000
  Dover Area Sch. Dist. G.O.,
    Prerefunded Ser. 96
     5.75%                               04/01/06      2,445      2,588,473
  Indiana Cnty. Ind. Dev. Auth. Poll.
    Ctrl. Rev., New York St. Elec. &
    Gas Corp. Prj., Ser. 95A
     6.00%                               06/01/06      1,000      1,067,330
  Kennett Cons. Sch. Dist. G.O., Ser.
    02A
     5.50%                               02/15/14      1,245      1,408,917
  Lancaster Cnty. Hosp. Auth. Rev.,
    Hlth. Ctr. Masonic Homes Prj., Ser.
    94
     5.30%                               11/15/08        500        511,095
  Lancaster Swr. Auth. Sply. S.O., Ser.
    98
     5.25%                               04/01/21      8,480      8,872,115
  Langhorne Manor Boro Hgr. Ed. &
    Hlth. Auth. Rev., Prerefunded Ser.
    94
     6.90%                               11/15/04      1,000      1,006,350
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
     5.70%                               11/01/09      3,000      3,138,390
     6.00%                               11/01/18      2,000      2,086,160
  Luzerne Cnty. Flood Prot. Auth. Gtd.
    Rev., Prerefunded Ser. 96
     5.60%                               07/15/06      4,720      5,032,275
  Lycoming Cnty. Auth. Hosp. Rev.,
    Divine Providence Hosp. Prj., Ser.
    95
     5.38%                               11/15/10      6,480      6,826,486
  McKeesport Area Sch. Dist. G.O.,
    Prerefunded Ser. 96A
     5.75%                               10/01/06      1,750      1,884,451
  Methacton Sch. Dist. Auth. Rev.,
    Prerefunded Ser. 78
     6.50%                               10/01/06        475        517,935
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Coll. Rev., Beaver Coll. Prj.,
    Ser. 96
     5.75%                               04/01/12      1,690      1,814,536
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Holy Redeemer Hosp.
    Prj., Ser. 97A
     5.25%                               10/01/27      9,000      9,235,080

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
26

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Pottstown Hlth. Care
    Corp. Prj., Prerefunded Ser. 98
    5.00%                                   01/01/09    $ 6,235    $ 6,906,135
  Northampton Cnty. Hgr. Ed. Auth.
    Rev., Moravian Coll. Prj., Ser. 94
    6.10%                                   07/01/12      1,950      2,000,466
  Northeastern Hosp. & Ed. Auth. Rev.,
    Luzerne Cnty. Coll. Prj., Ser. 97
    5.15%                                   08/15/16      3,245      3,420,198
  Northeastern Hosp. & Ed. Auth. Rev.,
    Wyoming Vy. Hlth. Care Prj., Ser.
    94A
    6.50%                                   01/01/07      1,000      1,030,550
  Northgate Sch. Auth. Bldg. Rev., Ser.
    78
    6.38%                                   02/15/07        825        908,614
  Parkland Sch. Dist. Rev.,
    Prerefunded Ser. 96
    5.75%                                   03/01/06      2,910      3,071,272
  Pennsbury Sch. Dist. G.O., Ser. 02
                                           01/15/18-
    5.50%                                  01/15/19       4,625      5,138,926
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 89A
    6.70%                                   09/01/16      1,000      1,222,740
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
    6.60%                                   09/01/09     12,465     12,811,776
  Pennsylvania Hgr. Ed. Assistance
    Agcy. Rev., Cap. Acquisition Prj.,
    Prerefunded Ser. 00
    5.88%                                   12/15/10     16,400     19,086,812
  Pennsylvania Hgr. Ed. Fac. Auth.
    Rev., Univ. of Pennsylvania Prj.,
    Ser. 98
    5.75%                                   01/01/22     13,165     13,579,698
  Pennsylvania Hsg. Fin. Agcy.
    Multi-Fam. FHA Ins. Rev., Ser. 92
    8.10%                                   07/01/13      1,835      1,840,230
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 97-56A AMT
    6.15%                                   10/01/27        130        130,000
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 98 AMT
    5.50%(d)                                04/01/30     13,300      3,196,788
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 99 AMT
    5.85%                                   10/01/18      1,000      1,040,930
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Sgl. Fam. Mtg. Prj., Ser. 99-66A
    AMT
    5.65%                                   04/01/29      9,800     10,015,208
  Pennsylvania Infra. Investment Auth.
    Rev., Pennvest Ln. Pool Prj., Ser.
    94
    6.00%                                   09/01/06      1,930      2,076,989
  Pennsylvania Intergovtl. Coop. Auth.
    Spec. Tax Rev., City of
    Philadelphia Fdg. Prj., Ser. 96
    5.60%                                   06/15/12      1,000      1,058,620
                                           06/15/16-
    5.50%                                  06/15/20      10,500     11,093,350

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania St. Dept. Gen. Svcs.
    COP, Ser. 01
    4.25%                                   11/01/05    $ 1,860    $ 1,909,160
                                           05/01/10-
    4.50%                                  11/01/10       4,590      4,954,030
                                           05/01/11-
    5.00%                                  11/01/14      18,695     20,513,645
                                           05/01/15-
    5.25%                                  05/01/16       7,740      8,511,227
  Pennsylvania St. Fin. Auth. Cmnty.
    Coll. Rev., Beaver Cnty. Coll. Prj.,
    Prerefunded Ser. 94A
    5.88%                                   12/01/04        825        831,021
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Bryn Mawr Coll.
    Prj., Prerefunded Ser. 95
    6.00%                                   12/01/05      1,200      1,282,728
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Lafayette Coll.
    Prj., Ser. 00
    6.00%                                   05/01/30        155        173,515
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Trustees Univ.
    Prj., Ser. 98
    5.50%                                   07/15/38      9,500     10,076,365
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
    5.75%                                   01/01/17     12,250     12,696,390
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 94
    7.00%                                   01/01/06      1,000      1,063,130
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 02
    5.50%                                   07/01/16      8,000      9,068,960
  Pennsylvania St. Tpke. Comm. Rev.,
    Prerefunded Ser. 94A
    5.88%                                   12/01/04        500        513,635
  Pennsylvania St. Tpke. Comm. Rev.,
    Ser. 01
    5.00%                                   06/01/10      2,100      2,322,348
    5.50%                                   12/01/13      3,000      3,483,090
  Philadelphia Auth. Dev. Lease Rev.,
    Ser. 01B
    5.25%                                   10/01/09      1,750      1,949,605
  Philadelphia G.O., Ser. 94
    5.90%                                   11/15/09        980      1,004,206
  Philadelphia Gas Works Rev., Ser. 94
    5.25%                                   08/01/24      2,900      2,988,798
  Philadelphia Gas Works Rev., Ser. 01
                                           08/01/14-
    5.50%                                  08/01/18       7,415      8,228,665
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Frankford Hosp.
    Prj., Ser. 95
    5.50%                                   01/01/07      1,235      1,268,160
    5.60%                                   01/01/08      1,245      1,279,860
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Nazareth Hosp.
    Franciscan Prj., Prerefunded Ser.
    96B
    5.00%                                   07/01/06      4,590      4,934,158

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              27

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                           PAR
                                            MATURITY      (000)        VALUE
                                         ------------- ---------- --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia Ind. Dev. Auth. Rev.,
    American Coll. of Physicians Prj.,
    Ser. 00
                                           06/15/20-
     5.50%                                 06/15/25     $14,685    $ 15,774,953
  Philadelphia Ind. Dev. Auth. Rev.,
    Girard Estate Coal Mining Prj., Ser.
    96
     5.38%                                  11/15/12      3,945       4,234,090
     5.50%                                  11/15/16      1,650       1,768,404
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
     5.50%                                  07/01/10      1,035       1,055,876
  Philadelphia Pk. Auth. Rev., Arpt. Pk.
    Prj., Ser. 99
     5.62%                                  09/01/18      4,430       4,899,536
  Philadelphia Pk. Auth. Rev., Ser. 97
     5.40%                                  09/01/15      5,900       6,316,127
  Philadelphia Pk. Auth. Rev., Ser. 99
                                           09/01/13-
     5.62%                                 09/01/17       5,885       6,530,852
  Philadelphia Sch. Dist. G.O.,
    Prerefunded Ser. 95B
     5.50%                                  09/01/05      4,500       4,749,165
  Philadelphia Sch. Dist. G.O., Ser.
    95A
     6.25%                                  09/01/06      2,255       2,437,227
  Philadelphia Sch. Dist. G.O., Ser.
    95B
     5.50%                                  09/01/18      4,890       5,158,461
  Philadelphia Sch. Dist. G.O., Ser.
    99C
     5.75%                                  03/01/29     11,000      12,563,650
  Philadelphia Sch. Dist. G.O., Ser.
    00A
                                           02/01/12-
     5.75%                                 02/01/13      10,215      11,757,874
  Philadelphia Wtr. & Waste Wtr. Rev.,
    Ser. 93
     5.50%                                  06/15/07      6,780       7,369,453
  Pittsburgh Sch. Dist. G.O.,
    Prerefunded Ser. 97
     5.50%                                  09/01/05      4,500       4,660,380
  Pleasant Vy. Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.60%                                  11/15/05      1,180       1,230,823
  Pleasant Vy. Sch. Dist. G.O., Ser. 95
     5.60%                                  11/15/14        205         213,204
  Pottstown Borough Auth. Swr. Rev.,
    Ser. 96
     5.50%                                  11/01/16      1,360       1,451,542
  Punxsutawney Area Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.80%                                  04/15/05      1,000       1,023,210
  Ringgold Sch. Dist. Rev.,
    Prerefunded Ser. 95
     6.20%                                  02/01/05        500         507,725
  Riverside Beaver Cnty. Sch. Dist.
    Rev., Prerefunded Ser. 96
     5.50%                                  02/15/06      3,725       3,912,516
  Riverside Sch. Dist. G.O.,
    Prerefunded Ser. 00
     5.50%                                  10/15/10      3,300       3,749,856

                                                           PAR
                                            MATURITY      (000)        VALUE
                                         ------------- ---------- --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  South Fork Mun. Auth. Hosp. Rev.,
    Good Samaritan Med. Ctr. Prj.,
    Ser. 96B
     5.38%                                  07/01/16    $ 4,000    $  4,268,800
  Southeastern Pennsylvania Trans.
    Auth. Rev., Prerefunded Ser. 95
     5.75%                                  03/01/05      1,285       1,320,440
     5.88%                                  03/01/05      1,230       1,264,538
  Southeastern Pennsylvania Trans.
    Auth. Rev., Ser. 97
     5.55%                                  03/01/13      3,500       3,824,835
     5.38%                                  03/01/17      6,270       6,818,625
  Springford Sch. Dist. G.O., Ser. 97
     5.15%                                  02/01/18     10,010      10,468,258
  Washington Cnty. Auth. Rev., Ser. 99
     6.15%                                  12/01/29     13,250      13,840,155
  Washington Cnty. Ind. Dev. Auth.
    Poll. Ctrl. Rev., West Penn Pwr.
    Co. Prj., Ser. 95G
     6.05%                                  04/01/14      2,500       2,600,925
  West Mifflin Sanit. Swr. Mun. Auth.
    Swr. Rev., Prerefunded Ser. 96
     5.70%                                  08/01/06      1,445       1,545,543
  Westmoreland Cnty. Ind. Dev. Auth.
    Rev., Westmoreland Hlth. Sys. Prj.,
    Ser. 93A
     6.00%                                  07/01/11        200         202,774
  Westview Mun. Auth. S.O., Ser. 85
     9.25%                                  11/15/05        580         596,629
  Williamsport Area Sch. Dist. Auth.
    Rev., Ser. 78
     6.00%                                  03/01/07         80          85,994
  Wilson Sch. Dist. G.O., Prerefunded
    Ser. 97
     5.50%(e)                               05/15/07      8,015       8,733,625

                                                                   ============
                                                                    553,753,284
                                                                   ------------
Puerto Rico - 7.3%
  Puerto Rico Cmwlth. G.O., Ser. 02
                                           07/01/11-
     5.50%                                 07/01/12      22,000      25,436,740
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    15.89%(c)                               10/01/16        400         589,384
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    16.39%(c)                               10/01/17        500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    16.39%(c)                               10/01/18        500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    16.39%(c)                               10/01/19        690       1,019,309
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    16.39%(c)                               10/01/20        250         363,565
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    15.89%(c)                               10/01/24        250         333,735
  Puerto Rico Mun. Fin. Agy. Rev., Ser.
    99
     5.50%                                  08/01/18      6,500       7,188,935

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
28

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                    PAR/SHARES
                                         MATURITY     (000)         VALUE
                                        ---------- ----------- --------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%                               02/01/12     $ 9,340    $ 10,666,467
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                               08/01/29       3,160       3,308,931

                                                                ============
                                                                  50,395,886
                                                                ------------
Virgin Islands - 0.5%
  Tobacco Settlement Fdg. Corp. Rev.,
    Ser. 01
    4.40%(d)                            05/15/09       1,030         870,278
    4.50%(d)                            05/15/10       1,100         920,447
    4.60%(d)                            05/15/11       1,165         965,750
    4.75%(d)                            05/15/12       1,240       1,019,316

                                                                ============
                                                                   3,775,791
                                                                ------------
TOTAL MUNICIPAL BONDS
  (Cost $603,249,411)                                            662,834,421
                                                                ------------
MONEY MARKET FUND - 2.9%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $20,151,664)                                  20,152      20,151,664
                                                                ------------
TOTAL INVESTMENTS IN SECURITIES - 99.0%
  (Cost $623,401,075(a))                                         682,986,085
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.0%                                               6,750,388
                                                                ------------
NET ASSETS - 100.0% (Applicable to
  58,844,642 Institutional shares,
  537,111 Service shares, 3,162,108
  Investor A shares, 1,847,576 Investor
  B shares and 180,131 Investor C
  shares outstanding)                                           $689,736,473
                                                                ============

                                            VALUE
                                         -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($628,713,811/58,844,642)              $ 10.68
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
       ($5,733,420/537,111)              $ 10.67
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR
  A SHARE
    ($33,769,357/3,162,108)              $ 10.68
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
             ($10.68/0.960)              $ 11.13
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($19,603,590/1,847,576)              $ 10.61
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
       ($1,916,295/180,131)              $ 10.64
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $623,539,658. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                       $59,927,900
      Gross unrealized depreciation                                          (481,473)
                                                                          -----------
                                                                          $59,446,427
                                                                          ===========

 (b) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 8.0% of its net assets, with a current market value of $54,909,459 in securities restricted as to resale.
     (c) Rates shown are the rates as of September 30, 2004.
     (d) The rate shown is the effective yield on the zero coupon bonds.
 (e) Securities, or a portion thereof, pledged as collateral with a value of
       $2,179,320 on 867 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $97,645,875, with an unrealized loss of $944,037 (including commissions of $1,861).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              29

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                          PAR
                                           MATURITY      (000)       VALUE
                                         ------------ ---------- -------------
MUNICIPAL BONDS - 92.1%
Multi-State - 6.6%
  Charter Mac Equity Issue Tr.
     6.62%(b)                              06/30/09    $ 1,000    $ 1,104,440
     7.60%(b)                              11/30/10      4,000      4,617,840
  MuniMae TE Bond Subs., LLC
     6.88%(b)                              06/30/09      4,000      4,413,360
     7.75%(b)                              11/01/10      2,000      2,268,100

                                                                  ===========
                                                                   12,403,740
                                                                  -----------
New Jersey - 68.0%
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    PA-611 Rev., Ser. 00
    13.37%(c)                              01/01/26      5,000      6,513,900
  Essex Cnty. Imp. Auth. Lease Rev.,
    Jail & Yth. Hsg. Prj., Prerefunded
    Ser. 94
     6.90%                                 12/01/04        500        514,425
  Garden St. Preservation Tr. Cap.
    Apprec. Rev., Ser. 03B
     5.17%(d)                              11/01/24     10,000      3,816,700
  Gloucester Cnty. Srs. Hsg. Dev.
    Corp. Rev., Sect. 8 Colonial Pk.
    Prj., Ser. 94A
     6.20%                                 09/15/11      1,250      1,275,500
  Hopatcong Boro G.O., Ser. 03
     5.75%                                 08/01/33      2,300      2,530,805
  Jersey City G.O., Ser. 96A
     6.00%                                 10/01/05      1,655      1,725,154
  Knowlton Twp. Bd. of Ed. G.O., Ser.
    91
     6.60%                                 08/15/11        169        204,585
  Middlesex Cnty. Imp. Auth. Rev., New
    Brunswick Apts. Rental Hsg. Prj.,
    Ser. 02 AMT
     5.15%                                 02/01/24      3,000      3,075,480
  Middlesex Cnty. Imp. Auth. Rev., Ser.
    96
     5.80%                                 09/15/13      1,725      1,860,792
  Morristown Cnty. G.O., Ser. 95
     6.40%                                 08/01/14        500        528,100
  New Jersey Econ. Dev. Auth. Lease
    Rev., Ser. 00
     6.00%                                 06/01/21      4,780      5,469,133
  New Jersey Econ. Dev. Auth. Rev.,
    Kapkowski Rd. Landfill Prj., Ser. 02
     6.50%                                 04/01/28      2,500      2,842,775
  New Jersey Econ. Dev. Auth. Rev.,
    Motor Vehicle Comm. Prj., Ser.
    03A
     3.52%(d)(e)                           07/01/12      4,000      2,988,640
  New Jersey Econ. Dev. Auth. Rev.,
    Performing Arts Ctr. Prj., Ser. 96C
     5.75%                                 06/15/08      4,440      4,775,620
  New Jersey Econ. Dev. Auth. Rev.,
    Sch. Fac. Const. Prj., Ser. 03F
     5.25%                                 06/15/13      5,000      5,612,650
  New Jersey Econ. Dev. Auth. Rev.,
    Ser. 99
     6.20%                                 12/01/24      3,000      3,312,660
  New Jersey Econ. Dev. Auth. Rev.,
    St. Barnabas Med. Ctr. Prj., Ser.
    97A
     5.63%(d)                              07/01/23      4,000      1,621,560

                                                          PAR
                                           MATURITY      (000)       VALUE
                                         ------------ ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Econ. Dev. Auth. Solid
    Waste Rev., Waste Management
    New Jersey Prj., Ser. 04A AMT
     5.30%                                 06/01/15    $ 1,000    $ 1,054,710
  New Jersey Edl. Facs. Auth. Rev.,
    Institute of Tech. Prj., Ser. 04B
                                          07/01/16-
     5.00%                                07/01/21       6,900      7,456,493
  New Jersey Edl. Facs. Auth. Rev.,
    Rowan Coll. Prj., Prerefunded Ser.
    96E
     5.88%                                 07/01/06      2,185      2,360,237
  New Jersey Edl. Facs. Auth. Rev.,
    Ser. 02
     5.25%                                 07/01/32      3,000      2,998,080
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Kennedy Hlth. Sys.
    Prj., Ser. 01
     5.50%                                 07/01/21      2,000      2,066,660
     5.62%                                 07/01/31        455        469,178
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Robert Wood Johnson
    Univ. Prj., Ser. 96C
     5.75%                                 07/01/07      2,595      2,780,361
  New Jersey Sports & Expo. Auth.
    Rev., Ser. 00A
     5.50%                                 03/01/20      5,000      5,456,450
  New Jersey St. G.O., Ser. 00
     5.75%                                 05/01/12      2,500      2,893,350
  New Jersey St. G.O., Ser. 01H
     5.25%                                 07/01/14      4,975      5,629,062
  New Jersey St. Hsg. & Mtg. Fin.
    Agcy. Rev., Ser. 00B
     6.25%                                 11/01/26      1,435      1,527,342
  New Jersey St. Hwy. Auth. Rev.,
    Garden St. Pkwy. Prj., Ser. 92
     6.20%                                 01/01/10        750        849,675
  New Jersey St. Tpke. Auth. Rev.,
    Prerefunded Ser. 91C
     6.50%                                 01/01/16      3,155      3,868,216
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 91C
     6.50%                                 01/01/16        845      1,032,290
  New Jersey St. Trans. Tr. Fd. Admin.
    Grant Rev., Prerefunded Ser. 00A
     6.12%                                 09/15/09      2,500      2,892,550
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
     6.00%                                 06/15/10      2,500      2,902,575
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    01B
     6.00%                                 12/15/11      2,500      2,958,875
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Ser. 99A
     5.75%                                 06/15/20      2,820      3,340,093
  New Jersey St. Waste Wtr. Trtmnt.
    Tr. Rev., Ser. 96C
     6.25%                                 05/15/06      3,455      3,698,543
  Newark Bd. of Ed. G.O., Prerefunded
    Ser. 94
     5.88%                                 12/15/04      1,000      1,029,080

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
30

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                            MATURITY    (000)        VALUE
                                           ---------- --------- --------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  North Hudson Swr. Auth. Rev., Ser.
    01A
     5.41%(d)                              08/01/21    $5,000    $  2,286,100
  Ocean Cnty. Util. Auth. Rev.,
    Prerefunded Ser. 95A
     6.30%                                 01/01/05     1,005       1,026,638
  Port Auth. New York & New Jersey
    Rev., Ser. 95 AMT
     5.75%                                 11/01/09     3,275       3,376,460
  Port Auth. New York & New Jersey
    S.O. Rev., JFK Intl. Arpt. Term.
    Prj., Ser. 97-6 AMT
     5.75%                                 12/01/22     2,000       2,186,740
  Port Auth. New York & New Jersey
    S.O., JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
     6.25%                                 12/01/09     7,000       7,941,220
  Rutgers St. Univ. Rev., Ser. 04E
     5.00%                                 05/01/31     4,245       4,373,157
  Summit Cnty. G.O., Ser. 01
     5.25%                                 06/01/14     1,145       1,310,533

                                                                 ============
                                                                  128,433,147
                                                                 ------------
Puerto Rico - 17.5%
  Puerto Rico Cmwlth. G.O., Pub. Imp.
    Prj., Ser. 01
     5.50%                                 07/01/19     5,000       5,890,000
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Prerefunded Ser. 00B
     6.00%                                 07/01/10     3,000       3,511,950
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
     6.00%                                 07/01/29     2,000       2,204,680
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 02D
     5.38%                                 07/01/36     1,000       1,035,480
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    15.89%(c)                              10/01/16       400         589,384
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    16.39%(c)                              10/01/17       500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    16.39%(c)                              10/01/18       500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    16.39%(c)                              10/01/19       650         960,219
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    16.39%(c)                              10/01/20       250         363,565
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    15.89%(c)                              10/01/24       250         333,735
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
    11.21%(c)                              07/01/07     2,000       2,491,140
  Puerto Rico Cmwlth. Pub. Imp. G.O.,
    Prerefunded Ser. 00
     5.75%                                 07/01/10     3,000       3,430,110
  Puerto Rico Pub. Bldgs. Auth. Rev.,
    Govt. Facs. Prj., Ser. 02
     5.25%                                 07/01/25     4,535       5,129,765

                                                  PAR/SHARES
                                       MATURITY     (000)         VALUE
                                      ---------- ----------- --------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%                             02/01/12      $3,740    $  4,271,155
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                             08/01/29       1,260       1,319,384

                                                              ============
                                                                33,019,387
                                                              ------------
TOTAL MUNICIPAL BONDS
  (Cost $159,565,400)                                          173,856,274
                                                              ------------
SHORT TERM INVESTMENTS - 1.4%
  New Jersey Edl. Facs. Auth. Rev.,
    Princeton Univ. Prj., Ser. 02B DN
    1.58%(f)
  (Cost $2,735,000)                   10/01/04       2,735       2,735,000
                                                              ------------
MONEY MARKET FUND - 4.9%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $9,318,492)                                  9,318       9,318,492
                                                              ------------

TOTAL INVESTMENTS IN
SECURITIES - 98.4%
  (Cost $171,618,892(a))     185,909,766
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.6%           3,076,511
                             -----------
NET ASSETS - 100.0%
(Applicable to
  12,977,387 Institutional
shares,
  1,362,524 Service
shares, 529,456
  Investor A shares,
999,723 Investor B
  shares and 285,758
Investor C
  shares outstanding)       $188,986,277
                            ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              31

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                            VALUE
                                         -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($151,808,183/12,977,387)              $ 11.70
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
    ($15,939,846/1,362,524)              $ 11.70
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
       ($6,192,655/529,456)              $ 11.70
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
             ($11.70/0.960)              $ 12.19
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
      ($11,695,834/999,723)              $ 11.70
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
       ($3,349,759/285,758)              $ 11.72
                                         =======

-------------------

 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                     $14,847,864
      Gross unrealized depreciation                                        (556,990)
                                                                        -----------
                                                                        $14,290,874
                                                                        ===========

 (b) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 6.6% of its net assets, with a current market value of $12,403,741 in securities restricted as to resale.
     (c) Rates shown are the rates as of September 30, 2004.
     (d) The rate shown is the effective yield on the zero coupon bonds.
 (e) Securities, or a portion thereof, pledged as collateral with a value of
       $747,160 on 242 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $27,255,250, with an unrealized loss of $263,370 (including commissions of $521).
  (f) Rates shown are the rates as of September 30, 2004, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
32

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                         OHIO TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS - 96.1%
Multi-State - 5.6%
  Charter Mac Equity Issue Tr.
    6.62%(b)                              06/30/09     $1,000    $1,104,440
    7.60%(b)                              11/30/10      1,000     1,154,460
  MuniMae TE Bond Subs., LLC
    6.88%(b)                              06/30/09      2,000     2,206,680
    7.75%(b)                              11/01/10      2,000     2,268,100

                                                                 ==========
                                                                  6,733,680
                                                                 ----------
Ohio - 69.4%
  Akron G.O., Ser. 01
    5.50%                                 12/01/21      1,000     1,101,470
  Akron Swr. Sys. Rev., Ser. 96
    5.88%                                 12/01/16        500       543,450
  Brunswick G.O., Ser. 94
    6.30%                                 12/01/14        210       215,775
  Butler Cnty. Trans. Imp. Dist. Rev.,
    Ser. 97A
    6.00%(c)                              04/01/11        600       676,860
  Cleveland COP, Cleveland Stadium
    Prj., Ser. 97
    5.25%                                 11/15/10      2,500     2,753,950
  Cleveland G.O., Prerefunded Ser. 94
    6.25%                                 11/15/04      1,915     1,963,909
  Cleveland Pkg. Fac. Rev., Ser. 96
    6.00%                                 09/15/06      1,275     1,373,800
  Cleveland Pub. Pwr. Sys. Rev., First
    Mtg. Prj., Prerefunded Ser. 94A
    6.30%                                 11/15/04      4,000     4,102,640
  Cleveland St. Univ. Gen. Receipts
    Rev., Ser. 04
    5.00%                                 06/01/34      3,000     3,058,260
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
    6.00%                                 03/01/07        335       357,117
  Columbus G.O., Ser. 86
    7.38%                                 07/01/06      1,000     1,093,170
  Columbus G.O., Ser. 02
    5.00%                                 06/15/12      2,975     3,236,622
  Cuyahoga Cnty. Multi-Fam. Rev., Ser.
    02 AMT
    5.35%                                 09/20/27      1,000     1,027,170
  Fairfield City Sch. Dist. G.O., Ser. 94
    7.45%                                 12/01/14      1,000     1,273,570
  Greater Cleveland Regl. Trans. Auth.
    Cap. Imp. Rev., Ser. 01A
    5.12%                                 12/01/21      1,000     1,056,620
  Greater Cleveland Regl. Trans. Auth.
    G.O., Ser. 96
    6.25%                                 12/01/06      2,935     3,198,093
  Hamilton Cnty. Sales Tax Rev., Ser.
    01B
    5.25%                                 12/01/32      5,000     5,187,650
  Kings Sch. Dist. G.O., Prerefunded
    Ser. 94
    7.60%                                 12/01/05        200       213,392
  Lucas Cnty. G.O., Ser. 96
    6.00%                                 12/01/05        500       524,425
  Marysville Sch. Dist. G.O.,
    Prerefunded Ser. 98
    6.00%                                 12/01/10      1,910     2,250,419
  Mason City Sch. Dist. G.O., Ser. 01
    5.38%                                 12/01/18      3,000     3,329,400

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  New Albany Cmnty. Auth. Fac. Rev.,
    Ser. 01B
    5.12%                                 10/01/21     $2,750    $2,912,168
  North Royalton City Sch. Dist. G.O.,
    Ser. 94
    6.62%                                 12/01/06        100       109,751
  Northwestern Sch. Dist. Rev., Wayne
    & Ashland Cntys. Prj., Ser. 94
    7.20%                                 12/01/10        300       367,488
  Ohio G.O., Prerefunded Ser. 95
    6.00%                                 08/01/05        225       237,645
  Ohio Hsg. Fin. Agcy. Rev., Wind
    River Prj., Ser. 94A AMT
    5.55%                                 11/01/18        300       311,928
  Ohio St. Bldg. Auth. Adult Corr. Fac.
    Rev., Prerefunded Ser. 94
    5.90%                                 10/01/04      2,000     2,040,000
  Ohio St. Bldg. Auth. Disalle Govt. Ctr.
    Rev., Ser. 96A
    6.00%                                 10/01/05      1,000     1,042,190
  Ohio St. Bldg. Data Ctr. Rev., Ser.
    93A
    5.90%                                 10/01/07        450       498,046
  Ohio St. Comm. Sch. Cap. Fac. Rev.,
    Prerefunded Ser. 94A
    5.75%                                 06/15/09      1,000     1,137,840
  Ohio St. Env. Imp. Rev., USX Corp.
    Prj., Ser. 99
    5.62%                                 05/01/29      1,000     1,016,540
  Ohio St. Hgr. Ed. Fac. Denison Univ.
    Rev., Ser. 01
    5.12%                                 11/01/21      3,000     3,215,370
  Ohio St. Nat. Res. Cap. Fac. G.O.,
    Prerefunded Ser. 94A
    5.40%                                 10/01/04      1,000     1,000,000
  Ohio St. Univ. G.O., Ser. 02A
    5.25%                                 12/01/18      3,290     3,634,595
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Fac. Rev., Republic Steel Prj., Ser.
    95
    6.38%                                 06/01/07      1,260     1,344,458
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Rev., Ser. 02
    5.25%                                 12/01/15      3,415     3,789,489
  Ohio St. Wtr. Dev. Auth. Rev.,
    Steel-Cargill North Star Broken Hill
    Prj., Ser. 95 AMT
    6.30%                                 09/01/20        500       528,120
  Ohio St. Wtr. Dev. Poll. Ctrl. Fac.
    Rev., Wtr. Ctrl. St. Match Prj.,
    Prerefunded Ser. 95
    5.70%                                 06/01/05      1,300     1,348,152
  Olentangy Sch. Dist. G.O.,
    Prerefunded Ser. 95A
    6.00%                                 12/01/04        225       231,178
  Pickerington Loc. Sch. Dist. Fac.
    Constr. & Imp. Rev., Ser. 01
    5.25%                                 12/01/20      1,000     1,092,730
  Scioto Cnty. Rev., Marine Term.
    Norfolk Southern Corp. Prj., Ser.
    98
    5.30%                                 08/15/13      3,000     3,121,620

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              33

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                   OHIO TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                       PAR
                                          MATURITY    (000)        VALUE
                                         ---------- --------- --------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Springboro Wtr. Sys. Rev., Ser. 98
     5.00%                               12/01/18    $2,500    $  2,625,550
  Toledo G.O., Ser. 96
     6.00%                               12/01/06       500         542,195
  Trotwood-Madison City Sch. Dist.
    G.O., Ser. 02
     5.00%                               12/01/30     2,000       2,037,640
  Univ. of Cincinnati Rev., Ser. 01A
     5.00%                               06/01/31     2,000       2,034,300
  Univ. of Toledo Rev., Ser. 02
     5.25%                               06/01/18     1,195       1,289,393
  West Muskingum Loc. Sch. Dist.,
    Sch. Fac. Constr. & Imp. G.O., Ser.
    03
     5.00%                               12/01/24     3,000       3,123,630
  Westerville City Sch. Dist. G.O., Ser.
    87
     6.25%                               12/01/05     1,000       1,051,700
  Westlake G.O., Ser. 96
     6.40%                               12/01/08     1,560       1,730,414

                                                               ============
                                                                 81,951,892
                                                               ------------
Puerto Rico - 21.1%
  Puerto Rico Cmwlth. G.O., Ser. 02
     5.50%                               07/01/11     5,000       5,754,350
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. RITES Rev., Ser. 98
     9.74%(d)                            07/01/18     5,000       5,839,650
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    15.89%(d)                            10/01/16       400         589,384
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    16.39%(d)                            10/01/17       500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    16.39%(d)                            10/01/18       500         744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    16.39%(d)                            10/01/19       650         960,219
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    16.39%(d)                            10/01/20       250         363,565
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    15.89%(d)                            10/01/24       250         333,735
  Puerto Rico Pub. Bldgs. Auth. RITES
    PA-577 Rev., Ser. 99
    11.22%(d)                            07/01/21     4,000       5,117,640
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
     5.50%                               02/01/12     2,990       3,414,640
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                               08/01/29     1,010       1,057,601

                                                               ============
                                                                 24,919,604
                                                               ------------
TOTAL MUNICIPAL BONDS
  (Cost $103,031,793)                                           113,605,176
                                                               ------------

                           SHARES
                           (000)       VALUE
                          ------- ---------------
MONEY MARKET FUND - 2.4%
  Wilmington Trust
Tax-Free Money
    Market Fund
  (Cost $2,818,767)        2,819   $  2,818,767
                                   ------------
TOTAL INVESTMENTS IN SECURITIES -
98.5%
  (Cost $105,850,560(a))            116,423,943
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.5%                  1,740,327
                                   ------------
NET ASSETS - 100.0%
(Applicable to
  8,888,573 Institutional
shares, 64,274
  Service shares, 463,275
Investor A
  shares, 944,535
Investor B shares
  and 496,881 Investor C
shares
  outstanding)                     $118,164,270
                                   ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($96,730,305/8,888,573)                $ 10.88
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
        ($700,254/64,274)                $ 10.89
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
     ($5,042,513/463,275)                $ 10.88
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
           ($10.88/0.960)                $ 11.33
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
    ($10,280,486/944,535)                $ 10.88
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($5,410,712/496,881)                $ 10.89
                                         =======

-------------------

 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                     $10,573,439
      Gross unrealized depreciation                                             (56)
                                                                        -----------
                                                                        $10,573,383
                                                                        ===========

 (b) Security exempt from registration under Rule 144A of the Securities Act of
       1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 5.7% of its net assets, with a current market value of $6,733,680 in securities restricted as to resale.
  (c) Securities, or a portion thereof, pledged as collateral with a value of
       $676,860 on 128 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $14,416,000, with an unrealized loss of $139,061 (including commissions of $275).
 (d) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
34

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                       DELAWARE TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS - 91.6%
Delaware - 62.1%
  Delaware River & Bay Auth. Rev.,
    Ser. 96
                                           01/01/05-
     6.00%                                 01/01/06      $2,620    $ 2,695,787
  Delaware River & Bay Auth. Rev.,
    Ser. 03
     5.25%                                  01/01/22      1,000      1,079,130
  Delaware St. Econ. Dev. Auth. Poll.
    Ctrl. Rev., Delmarva Pwr. Prj., Ser.
    02B
     5.20%                                  02/01/19      1,000      1,083,460
  Delaware St. Econ. Dev. Auth. Rev.,
    Del. Tech. Pk. Univ. Del. Prj., Ser.
    00
     6.00%                                  02/01/21      1,000      1,147,400
  Delaware St. Econ. Dev. Auth. Rev.,
    Delmarva Pwr. Prj., Ser. 00 AMT
     5.65%                                  07/01/28      3,850      4,096,670
  Delaware St. Econ. Dev. Auth. Rev.,
    First Mtg. Gilpin ACA CBI Prj., Ser.
    98
     5.62%                                  07/01/19      2,000      2,086,400
  Delaware St. Econ. Dev. Auth. Rev.,
    United Wtr. Delaware, Inc. Prj.,
    Ser. 95 AMT
     6.20%(b)                               06/01/25      2,000      2,089,940
  Delaware St. Econ. Dev. Auth. Rev.,
    Wtr. Dev. Prj., Ser. 92B
     6.45%                                  12/01/07      1,165      1,301,119
  Delaware St. G.O., Ser. 03A
     5.00%                                  01/01/10      1,000      1,104,700
  Delaware St. G.O., Ser. 03B
                                           07/01/08-
     5.00%                                 07/01/11       2,600      2,881,818
  Delaware St. Hlth. Fac. Auth. Rev.,
    Beebe Med. Ctr. Prj., Ser. 04A
     5.50%                                  06/01/24      1,000      1,028,110
  Delaware St. Hlth. Fac. Auth. Rev.,
    Catholic Hlth. East Prj., Ser. 03D
     5.12%                                  11/15/24      1,750      1,754,671
     5.25%                                  11/15/28      2,225      2,236,503
  Delaware St. Hlth. Fac. Auth. Rev.,
    Christiana Care Hlth. Svcs. Prj.,
    Ser. 03
     5.25%                                  10/01/12      3,000      3,363,810
  Delaware St. Hlth. Fac. Auth. Rev.,
    Med. Ctr. of Delaware Prj., Ser. 92
     6.25%                                  10/01/04      1,885      1,885,000
     6.25%                                  10/01/05      1,875      1,961,719
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 92C
     7.38%                                  01/01/15      2,000      2,006,540
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 01A
     5.40%                                  07/01/24      3,390      3,462,783
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 00 AMT
     5.90%                                  07/01/20      1,955      2,051,597
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 02A AMT
     5.40%                                  01/01/34      1,840      1,875,199
  Kent Cnty. Stud. Hsg. Rev., Del. St.
    Univ. Prj., Ser. 04A
                                           07/01/25-
     5.00%                                 07/01/30       2,100      2,052,299

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Delaware (Continued)
  New Castle Cnty. G.O., Ser. 02A
     5.25%                                  10/01/12     $1,745    $ 1,995,879
  New Castle Cnty. G.O., Ser. 04
     5.00%                                  10/01/20      2,695      2,914,589
  Sussex Cnty. G.O., Prerefunded Ser.
    93
     5.60%                                  04/15/05        225        227,761
     5.70%                                  04/15/05        230        232,831
  Sussex Cnty. G.O., Ser. 03
     5.00%                                  10/15/08      2,270      2,493,368
  Wilmington G.O., Ser. 02
     5.38%                                  06/01/17      1,500      1,675,890
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 92A
     6.00%                                  09/15/06         25         25,078
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 02
                                           09/15/14-
     5.25%                                 09/15/15       2,965      3,369,834

                                                                   ===========
                                                                    56,179,885
                                                                   -----------
Multi-State - 7.5%
  Charter Mac Equity Issue Tr.
     6.62%(c)                               06/30/09      1,000      1,104,440
     7.60%(c)                               11/30/10      1,000      1,154,460
  MuniMae TE Bond Subs., LLC
     6.88%(c)                               06/30/09      2,000      2,206,680
     7.75%(c)                               11/01/10      2,000      2,268,100

                                                                   ===========
                                                                     6,733,680
                                                                   -----------
Puerto Rico - 22.0%
  Puerto Rico Cmwlth. G.O., Ser. 02
     5.50%                                  07/01/11      3,000      3,452,609
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    15.89%(d)                               10/01/16        400        589,384
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    16.39%(d)                               10/01/17        500        744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    16.39%(d)                               10/01/18        500        744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    16.39%(d)                               10/01/19        650        960,219
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    16.39%(d)                               10/01/20        250        363,565
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    15.89%(d)                               10/01/24        250        333,735
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 98A
     5.38%                                  06/01/14         50         57,916
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 98
    10.32%(d)                               06/01/09      5,000      6,793,950

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              35

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 DELAWARE TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                PAR/SHARES
                                     MATURITY     (000)        VALUE
                                    ---------- ----------- -------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 99
    11.84%(d)                       06/01/14      $4,025    $ 5,849,895

                                                            ===========
                                                             19,890,093
                                                            -----------
TOTAL MUNICIPAL BONDS
  (Cost $76,334,689)                                         82,803,658
                                                            -----------
MONEY MARKET FUND - 5.0%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $4,553,268)                                4,553      4,553,268
                                                            -----------

TOTAL INVESTMENTS IN
SECURITIES - 96.6%
  (Cost $80,887,957(a))      87,356,926
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 3.4%          3,095,305
                             ----------
NET ASSETS - 100.0%
(Applicable to
  5,375,621 Institutional
shares,
  1,272,360 Investor A
shares, 849,113
  Investor B shares and
1,431,003
  Investor C shares         $90,452,231
                            ===========
outstanding)

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($54,451,350/5,375,621)                $ 10.13
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($12,894,747/1,272,360)                $ 10.13
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
           ($10.13/0.960)                $ 10.55
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
     ($8,606,216/849,113)                $ 10.14
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($14,499,918/1,431,003)                $ 10.13
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $80,950,897. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $6,614,646
      Gross unrealized depreciation                                      (208,617)
                                                                       ----------
                                                                       $6,406,029
                                                                       ==========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $1,044,970 on 94 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $10,586,750, with an unrealized loss of $103,289 (including commissions of $203).
  (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 7.4% of its net assets, with a current market value of $6,733,680 in securities restricted as to resale.
 (d) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
36

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                       KENTUCKY TAX-FREE INCOME PORTFOLIO

AS OF SEPTEMBER 30, 2004

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS - 95.6%
Kentucky - 60.6%
  Boone Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00B
     5.38%                                  08/01/20     $2,500    $ 2,718,000
  Bowling Green Sch. Dist. Fin. Corp.
    Rev., Ser. 00
                                           01/01/18-
     5.75%                                 01/01/20       2,185      2,444,754
  Frankfort Elec. & Wtr. Plant Bd. Rev.,
    Ser. 99
     5.60%                                  12/01/19      1,045      1,163,984
  Grayson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Prerefunded Ser.
    95B
     5.95%                                  01/01/05      1,290      1,329,719
  Hardin Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00
     5.50%                                  02/01/16      1,675      1,842,132
  Hopkins Cnty. G.O., Detention Fac.
    Prj., Ser. 00
     5.75%                                  02/01/20      1,800      2,021,724
  Jefferson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 99A
     5.25%                                  01/01/14      2,000      2,202,840
  Kenton Cnty. Arpt. Bd. Arpt. Rev.,
    Cincinnati Northern Kentucky Prj.,
    Ser. 97A AMT
     5.95%                                  03/01/07      1,730      1,867,622
     6.30%                                  03/01/15      1,000      1,101,770
  Kenton Cnty. Arpt. Bd. Arpt. Rev.,
    Delta Airlines Prj., Ser. 92A AMT
     7.50%                                  02/01/20      1,400        955,528
  Kentucky Econ. Dev. Fin. Auth. Hlth.
    Sys. Rev., Norton Healthcare, Inc.
    Prj., Ser. 00A
     6.62%                                  10/01/28      1,750      1,860,670
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    96D
     5.80%                                  07/01/13      3,350      3,512,006
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    01F AMT
     5.45%                                  01/01/32      2,990      3,041,965
  Kentucky St. Property & Bldg.
    Comm. Rev., Prj. 65, Prerefunded
    Ser. 00
     5.95%                                  02/01/10      2,325      2,679,724
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 95
     6.50%                                  07/01/08      3,000      3,440,670
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 01A
     5.50%                                  07/01/15      1,000      1,157,010
  Lexington-Fayette Urban Cnty. Govt.
    G.O., Ser. 00A
     5.75%                                  02/01/20      1,500      1,684,770
  Lexington-Fayette Urban Cnty. Govt.
    Rev., Univ. of Kentucky Alumni
    Assoc., Inc. Prj., Prerefunded Ser.
    94
     6.50%(b)                               11/01/04        660        675,721
  Lexington-Fayette Urban Cnty. Govt.
    Swr. Sys. Rev., Ser. 01A
                                           07/01/20-
     5.00%                                 07/01/21       3,775      3,981,950
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 97A
     6.25%                                  05/15/26      1,015      1,121,474

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Kentucky (Continued)
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 99A
     5.75%                                  05/15/33     $3,750    $ 4,133,100
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Arpt. Sys. Rev., Ser.
    01A AMT
     5.75%                                  07/01/15      1,755      1,955,895
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Spec. Fac. Rev., Ser.
    99 AMT
     5.50%                                  03/01/19      4,285      4,198,829
  Louisville Wtrwks. Brd. Wtr. Sys.
    Rev., Louisville Wtr. Co. Prj., Ser.
    00
     5.25%                                  11/15/16      2,590      2,817,739
  McCracken Cnty. Hosp. Rev., Mercy
    Hlth. Sys. Prj., Ser. 94A
     6.10%                                  11/01/04        400        401,272

                                                                   ===========
                                                                    54,310,868
                                                                   -----------
Multi-State - 8.9%
  Charter Mac Equity Issue Tr.
     6.62%(c)                               06/30/09      1,000      1,104,440
     7.60%(c)                               11/30/10      4,000      4,617,840
  MuniMae TE Bond Subs., LLC
     7.75%(c)                               11/01/10      2,000      2,268,100

                                                                   ===========
                                                                     7,990,380
                                                                   -----------
Puerto Rico - 26.1%
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
     6.00%                                  07/01/29      5,000      5,511,700
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    15.89%(d)                               10/01/16        400        589,384
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    16.39%(d)                               10/01/17        500        744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    16.39%(d)                               10/01/18        500        744,410
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    16.39%(d)                               10/01/19        650        960,219
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    16.39%(d)                               10/01/20        250        363,565
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    15.89%(d)                               10/01/24        250        333,735
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
    11.21%(d)                               07/01/07      1,335      1,662,836
  Puerto Rico Cmwlth. Pub. Imp. G.O.,
    Prerefunded Ser. 00
     5.75%                                  07/01/10      6,000      6,860,220

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              37

                                BLACKROCK FUNDS
                            STATEMENT OF NET ASSETS
                 KENTUCKY TAX-FREE INCOME PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2004

                                                  PAR/SHARES
                                       MATURITY     (000)        VALUE
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%                             02/01/12      $3,740    $ 4,271,155
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                             08/01/29       1,260      1,319,384

                                                              ===========
                                                               23,361,018
                                                              -----------
TOTAL MUNICIPAL BONDS
  (Cost $77,439,416)                                           85,662,266
                                                              -----------
MONEY MARKET FUND - 3.4%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $3,047,816)                                  3,048      3,047,816
                                                              -----------

TOTAL INVESTMENTS IN SECURITIES - 99.0%
  (Cost $80,487,232(a))                        88,710,082
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.0%                              864,447
                                               ----------
NET ASSETS - 100.0%
  (Applicable to 8,072,031
  Institutional shares, 25,375
  Service shares, 563,513 Investor
  A shares, 400,485 Investor B
  shares and 143,426 Investor C
  shares outstanding)                         $89,574,529
                                              ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($78,548,839/8,072,031)                $  9.73
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
        ($247,073/25,375)                $  9.74
                                         =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
     ($5,482,365/563,513)                $  9.73
                                         =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
            ($9.73/0.960)                $ 10.14
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
     ($3,897,064/400,485)                $  9.73
                                         =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
     ($1,399,188/143,426)                $  9.76
                                         =======

-------------------

 (a) Cost for Federal income tax purposes is $80,514,949. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                    $8,731,701
      Gross unrealized depreciation                                      (536,568)
                                                                       ----------
                                                                       $8,195,133
                                                                       ==========

 (b) Securities, or a portion thereof, pledged as collateral with a value of
       $675,721 on 131 short U.S. Treasury Note futures contracts expiring
       December 2004.  The value of such contracts on September 30, 2004 was
       $14,753,875, with an unrealized loss of $142,609 (including commissions of $282).
  (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
       2004, the fund held 8.9% of its net assets, with a current market value of $7,990,379 in securities restricted as to resale.
 (d) Rates shown are the rates as of September 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
38

                                BLACKROCK FUNDS

            KEY TO INVESTMENT ABBREVIATIONS
  AMT       Alternative Minimum Tax
  COP       Certificates of Participation
  DN        Demand Notes
  G.O.      General Obligations
  RITES     Residual Interest Tax-Exempt Security - Note A
  S.O.      Special Obligations

                                                                              39

                                BLACKROCK FUNDS
                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004

                                                                                       PENNSYLVANIA
                                                     ULTRASHORT        TAX-FREE          TAX-FREE
                                                      MUNICIPAL         INCOME            INCOME
                                                     PORTFOLIO1       PORTFOLIO         PORTFOLIO
                                                    ------------   ---------------   ---------------
Investment income:
 Interest .......................................    $  306,124     $ 20,825,842      $  40,452,821
                                                     ----------     ------------      -------------
Expenses:
 Investment advisory fee ........................        93,894        2,119,085          3,771,988
 Administration fee .............................        17,736          360,245            615,798
 Administration fee - class specific ............        12,874          530,005          1,074,984
 Custodian fee ..................................         4,613           57,338             95,990
 Transfer agent fee .............................           819           22,712             48,139
 Transfer agent fee - class specific ............         1,702           80,064            171,113
 Shareholder servicing fees - class specific.....             -           49,907            155,201
 Shareholder processing fees - class
  specific ......................................             -           23,455             70,149
 Distribution fees - class specific .............             -           82,897            215,093
 Legal and audit ................................        63,172           61,553             90,001
 Printing .......................................        53,728           37,266             53,142
 Registration fees and expenses .................        17,223           54,191             23,246
 Trustees' fees .................................           600           11,602             21,209
 Other ..........................................        11,659           43,676             60,108
                                                     ----------     ------------      -------------
   Total expenses ...............................       278,020        3,533,996          6,466,161
                                                     ----------     ------------      -------------
    Less investment advisory and
     administration
     fees waived ................................      (111,630)        (903,123)          (790,267)
    Less administration fees waived -
     class specific .............................        (9,172)         (42,835)          (660,347)
    Less distribution fees waived - class
     specific ...................................             -           (7,873)           (34,454)
    Less expenses reimbursed by
     advisor ....................................       (79,619)               -                  -
                                                     ----------     ------------      -------------
   Net expenses .................................        77,599        2,580,165          4,981,093
                                                     ----------     ------------      -------------
Net investment income ...........................       228,525       18,245,677         35,471,728
                                                     ----------     ------------      -------------
Realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) from:
  Investment transactions .......................       (34,465)      (5,440,375)        (4,442,271)
  Futures contracts .............................             -         (769,276)        (7,027,802)
  Swap contracts ................................             -          289,047            682,965
                                                     ----------     ------------      -------------
                                                        (34,465)      (5,920,604)       (10,787,108)
                                                     ----------     ------------      -------------
 Change in unrealized appreciation
  (depreciation) from:
  Investments ...................................       (66,342)        (342,966)        (7,839,410)
  Futures contracts .............................             -        1,269,574          3,300,008
  Swap contracts ................................             -          (51,151)          (122,238)
                                                     ----------     ------------      -------------
                                                        (66,342)         875,457         (4,661,640)
                                                     ----------     ------------      -------------
Net loss on investments .........................      (100,807)      (5,045,147)       (15,448,748)
                                                     ----------     ------------      -------------
Net increase in net assets resulting from
 operations .....................................    $  127,718     $ 13,200,530      $  20,022,980
                                                     ==========     ============      =============

---------
1 For the period 3/3/04 (commencement of operations) through 9/30/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       40

                                BLACKROCK FUNDS

  NEW JERSEY          OHIO           DELAWARE         KENTUCKY
   TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
    INCOME           INCOME           INCOME           INCOME
   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------   --------------   --------------   --------------
 $  9,190,875     $  6,612,858     $ 4,767,658      $  5,862,963
 ------------     ------------     -----------      ------------
      893,717          593,478         493,640           607,444
      151,932          100,891          76,290            93,878
      258,855          172,142         130,148           160,205
       24,380           23,484          14,289            23,313
       24,427            8,819           8,322             6,881
       40,514           28,990          24,585            25,302
       79,052           54,754          86,606            26,911
       40,475           24,868          38,435            11,996
      116,974          125,437         192,009            44,856
       35,485           28,277          26,734            26,245
       15,533            8,719           7,620             7,384
       17,398           13,456          12,478            14,736
        4,846            3,225           2,483             3,132
       20,423           19,153          11,361            13,943
 ------------     ------------     -----------      ------------
    1,724,011        1,205,693       1,125,000         1,066,226
 ------------     ------------     -----------      ------------
     (231,134)        (170,509)        (87,068)         (106,334)
     (163,901)        (100,064)        (64,002)          (94,272)
       (5,868)          (5,358)        (15,079)           (5,315)
            -                -               -                 -
 ------------     ------------     -----------      ------------
    1,323,108          929,762         958,851           860,305
 ------------     ------------     -----------      ------------
    7,867,767        5,683,096       3,808,807         5,002,658
 ------------     ------------     -----------      ------------
      197,377           (6,860)          9,309           610,107
   (1,212,415)      (1,066,443)       (750,010)       (1,061,269)
      128,835          103,846          61,476            99,831
 ------------     ------------     -----------      ------------
     (886,203)        (969,457)       (679,225)         (351,331)
 ------------     ------------     -----------      ------------
   (1,207,182)          86,646        (380,326)       (1,240,660)
      543,714          530,634         326,446           499,277
      (22,556)         (18,772)        (10,090)          (17,729)
 ------------     ------------     -----------      ------------
     (686,024)         598,508         (63,970)         (759,112)
 ------------     ------------     -----------      ------------
   (1,572,227)        (370,949)       (743,195)       (1,110,443)
 ------------     ------------     -----------      ------------
 $  6,295,540     $  5,312,147     $ 3,065,612      $  3,892,215
 ============     ============     ===========      ============

                                       41

                                BLACKROCK FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ULTRASHORT
                                                                       MUNICIPAL                 TAX-FREE
                                                                       PORTFOLIO             INCOME PORTFOLIO
                                                                   ---------------- -----------------------------------
                                                                        FOR THE
                                                                    PERIOD 3/3/041       FOR THE           FOR THE
                                                                        THROUGH         YEAR ENDED        YEAR ENDED
                                                                        9/30/04          9/30/04           9/30/03
                                                                   ---------------- ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................   $    228,525     $  18,245,677     $  17,699,186
  Net realized gain (loss) on investments, futures contracts and
   swap contracts ................................................        (34,465)       (5,920,604)       (6,117,605)
  Net unrealized gain (loss) on investments, futures contracts and
   swap contracts ................................................        (66,342)          875,457           803,243
                                                                     ------------     -------------     -------------
  Net increase in net assets resulting from operations ...........        127,718        13,200,530        12,384,824
                                                                     ------------     -------------     -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ................................................       (179,446)       (3,389,118)                -
  Institutional Class ............................................        (49,079)      (14,335,425)      (16,494,033)
  Service Class ..................................................              -          (117,019)         (336,214)
  Investor A Class ...............................................              -          (315,503)         (367,077)
  Investor B Class ...............................................              -          (210,750)         (242,460)
  Investor C Class ...............................................              -          (107,913)          (98,286)
                                                                     ------------     -------------     -------------
  Total distributions from net investment income .................       (228,525)      (18,475,728)      (17,538,070)
                                                                     ------------     -------------     -------------
Capital share transactions .......................................     46,304,112        77,137,177       (19,639,609)
                                                                     ------------     -------------     -------------
  Total increase (decrease) in net assets ........................     46,203,305        71,861,979       (24,792,855)
Net assets:
  Beginning of period ............................................              -       355,949,057       380,741,912
                                                                     ------------     -------------     -------------
  End of period ..................................................   $ 46,203,305     $ 427,811,036     $ 355,949,057
                                                                     ============     =============     =============
  End of period undistributed net investment income(distributions
   in excess of net investment income) ...........................   $          -     $     411,169     $     648,275

                                                                          PENNSYLVANIA TAX-FREE
                                                                            INCOME PORTFOLIO
                                                                   -----------------------------------
                                                                        FOR THE           FOR THE
                                                                       YEAR ENDED        YEAR ENDED
                                                                        9/30/04           9/30/03
                                                                   ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................... $  35,471,728     $  42,352,748
  Net realized gain (loss) on investments, futures contracts and
   swap contracts ................................................   (10,787,108)        3,389,838
  Net unrealized gain (loss) on investments, futures contracts and
   swap contracts ................................................    (4,661,640)      (19,456,359)
                                                                   --------------    --------------
  Net increase in net assets resulting from operations ...........    20,022,980        26,286,227
                                                                   --------------    --------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ................................................             -                 -
  Institutional Class ............................................   (33,207,760)      (37,568,815)
  Service Class ..................................................      (265,934)         (246,299)
  Investor A Class ...............................................    (1,523,244)       (1,519,728)
  Investor B Class ...............................................      (805,047)         (917,628)
  Investor C Class ...............................................       (74,099)          (56,725)
                                                                   --------------    --------------
  Total distributions from net investment income .................   (35,876,084)      (40,309,195)
                                                                   --------------    --------------
Capital share transactions .......................................  (115,369,997)     (128,397,728)
                                                                   --------------    --------------
  Total increase (decrease) in net assets ........................  (131,223,101)     (142,420,696)
Net assets:
  Beginning of period ............................................   820,959,574       963,380,270
                                                                   --------------    --------------
  End of period .................................................. $ 689,736,473     $ 820,959,574
                                                                   ==============    ==============
  End of period undistributed net investment income(distributions
   in excess of net investment income) ........................... $   1,789,206     $   2,194,742

---------
1 Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       42

                          BLACKROCK FUNDS

        NEW JERSEY TAX-FREE                    OHIO TAX-FREE
         INCOME PORTFOLIO                    INCOME PORTFOLIO
----------------------------------- -----------------------------------
     FOR THE           FOR THE           FOR THE           FOR THE
    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
     9/30/04           9/30/03           9/30/04           9/30/03
----------------- ----------------- ----------------- -----------------
  $   7,867,767     $   8,078,531     $   5,683,096     $   5,990,885
       (886,203)         (580,421)         (969,457)         (472,842)
       (686,024)       (3,277,544)          598,508        (2,089,558)
  -------------     -------------     -------------     -------------
      6,295,540         4,220,566         5,312,147         3,428,485
  -------------     -------------     -------------     -------------
              -                 -                 -                 -
     (6,863,373)       (6,603,686)       (4,470,836)       (4,699,575)
       (744,479)         (830,791)          (22,292)          (17,245)
       (261,877)         (316,091)         (227,306)         (711,114)
       (446,053)         (441,412)         (360,029)         (347,856)
        (94,055)          (62,760)         (192,153)         (170,413)
  -------------     -------------     -------------     -------------
     (8,409,837)       (8,254,740)       (5,272,616)       (5,946,203)
  -------------     -------------     -------------     -------------
     29,571,028         3,520,473        (3,878,630)         (616,897)
  -------------     -------------     -------------     -------------
     27,456,731          (513,701)       (3,839,099)       (3,134,615)
    161,529,546       162,043,247       122,003,369       125,137,984
  -------------     -------------     -------------     -------------
  $ 188,986,277     $ 161,529,546     $ 118,164,270     $ 122,003,369
  =============     =============     =============     =============
  $    (536,553)    $     (38,867)    $     258,189     $    (152,291)

                          DELAWARE TAX-FREE                 KENTUCKY TAX-FREE
                          INCOME PORTFOLIO                  INCOME PORTFOLIO
                  --------------------------------- ---------------------------------
     FOR THE           FOR THE          FOR THE          FOR THE          FOR THE
    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
     9/30/04           9/30/04          9/30/03          9/30/04          9/30/03
----------------- ---------------- ---------------- ---------------- ----------------
  $   7,867,767     $  3,808,807     $  3,864,510    $   5,002,658    $   6,414,854
       (886,203)        (679,225)        (319,735)        (351,331)         349,346
       (686,024)         (63,970)      (2,020,027)        (759,112)      (3,263,276)
  -------------     ------------     ------------    -------------    -------------
      6,295,540        3,065,612        1,524,748        3,892,215        3,500,924
  -------------     ------------     ------------    -------------    -------------
              -                -                -                -                -
     (6,863,373)      (2,658,162)      (3,381,109)      (4,386,451)      (6,322,551)
       (744,479)               -                -           (6,946)          (4,891)
       (261,877)        (477,990)        (320,564)        (207,211)        (190,432)
       (446,053)        (312,260)        (230,922)        (124,106)        (114,879)
        (94,055)        (548,634)        (304,971)         (41,249)         (42,847)
  -------------     ------------     ------------    -------------    -------------
     (8,409,837)      (3,997,046)      (4,237,566)      (4,765,963)      (6,675,600)
  -------------     ------------     ------------    -------------    -------------
     29,571,028        5,180,305        6,015,424      (34,434,107)     (14,932,118)
  -------------     ------------     ------------    -------------    -------------
     27,456,731        4,248,871        3,302,606      (35,307,855)     (18,106,794)
    161,529,546       86,203,360       82,900,754      124,882,384      142,989,178
  -------------     ------------     ------------    -------------    -------------
  $ 188,986,277     $ 90,452,231     $ 86,203,360    $  89,574,529    $ 124,882,384
  =============     ============     ============    =============    =============
  $    (536,553)    $   (190,807)    $        298    $    (240,247)   $    (478,999)

                                       43

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                       NET GAIN                                         NET
                                     ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                     VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                   BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                   OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                                  =========== ============ ================= =============== =============== ===========
     ----------------
     UltraShort Municipal Portfolio
     ----------------
     BlackRock Class
     3/03/041 through 9/30/04      $   10.00   $   0.077      $   (0.05)       $   (0.07)           $-        $   9.95
     Institutional Class
     3/19/041 through 9/30/04      $   10.00   $   0.057      $   (0.06)       $   (0.05)           $-        $   9.94
     Service Class
     3/19/041 through 9/30/04      $   10.00   $   0.037      $   (0.07)       $   (0.02)           $-        $   9.94
     Investor A Class
     3/19/041 through 9/30/04      $   10.00   $   0.077      $   (0.07)       $   (0.02)           $-        $   9.98
     -------------
     Tax-Free Income Portfolio
     -------------
     BlackRock Class
     12/22/031 through 9/30/04     $   11.22   $   0.377      $   (0.10)       $   (0.38)           $-        $  11.11
     Institutional Class
     9/30/04                       $   11.22   $   0.487      $   (0.10)       $   (0.49)           $-        $  11.11
     9/30/03                           11.38       0.54         (0.17)         (0.53)            -           11.22
     9/30/02                           11.38       0.57         (0.01)         (0.56)            -           11.38
     9/30/01                           10.92       0.57            0.48          (0.59)            -           11.38
     9/30/00                           10.96       0.57         (0.07)         (0.54)            -           10.92
     Service Class
     9/30/04                       $   11.21   $   0.457      $   (0.10)       $   (0.46)           $-        $  11.10
     9/30/03                           11.38       0.49         (0.16)         (0.50)            -           11.21
     9/30/02                           11.38       0.55         (0.02)         (0.53)            -           11.38
     9/30/01                           10.92       0.54            0.47          (0.55)            -           11.38
     9/30/00                           10.96       0.54         (0.07)         (0.51)            -           10.92
     Investor A Class
     9/30/04                       $   11.22   $   0.447      $   (0.10)       $   (0.44)           $-        $  11.12
     9/30/03                           11.38       0.48         (0.16)         (0.48)            -           11.22
     9/30/02                           11.38       0.52         (0.01)         (0.51)            -           11.38
     9/30/01                           10.92       0.52            0.48          (0.54)            -           11.38
     9/30/00                           10.96       0.51         (0.06)         (0.49)            -           10.92
     Investor B Class
     9/30/04                       $   11.22   $   0.367      $   (0.11)       $   (0.36)           $-        $  11.11
     9/30/03                           11.38       0.40         (0.16)         (0.40)            -           11.22
     9/30/02                           11.38       0.43         (0.01)         (0.42)            -           11.38
     9/30/01                           10.92       0.42            0.49          (0.45)            -           11.38
     9/30/00                           10.96       0.44         (0.07)         (0.41)            -           10.92
     Investor C Class
     9/30/04                       $   11.21   $   0.357      $   (0.08)       $   (0.36)           $-        $  11.12
     9/30/03                           11.38       0.41         (0.18)         (0.40)            -           11.21
     9/30/02                           11.38       0.43         (0.01)         (0.42)            -           11.38
     9/30/01                           10.93       0.41            0.49          (0.45)            -           11.38
     9/30/00                           10.96       0.46         (0.08)         (0.41)            -           10.93
     --------------------
     Pennsylvania Tax-Free Income Portfolio
     --------------------
     Institutional Class
     9/30/04                       $   10.90   $   0.517      $   (0.21)       $   (0.52)           $-        $  10.68
     9/30/03                           11.06       0.53         (0.19)         (0.50)            -           10.90
     9/30/02                           10.89       0.53            0.16          (0.52)            -           11.06
     9/30/01                           10.56       0.55            0.34          (0.56)            -           10.89
     9/30/00                           10.52       0.54            0.02          (0.52)            -           10.56

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       44

                                BLACKROCK FUNDS

                                                                                                RATIO OF NET
                     NET                              RATIO OF                                INVESTMENT INCOME
                    ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                    END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
     TOTAL          PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
    RETURN          (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
==============   ===========   ==============   ====================   ===================   ==================   ==========
     0.16%      $  32,027         0.35%2              0.92%2                1.14%2                0.57%2            14%

    (0.09) %      $  14,176         0.45%2              1.04%2                0.96%2                0.37%2            14%
   (0.34)  %     $       -         0.75%2              1.33%2                0.66%2                0.08%2            14%

     0.04%3       $       -         0.80%2              1.38%2                0.61%2                0.03%2            14%
     2.46%     $ 100,489         0.45%2              0.69%2                4.34%2                4.10%2            73%

     3.46%     $ 308,122         0.60%             0.82%               4.34%               4.12%           73%
     3.40           334,685         0.60                0.83                  4.80                  4.57              76
     5.08           360,392         0.60                0.81                  5.10                  4.89              47
     9.81           351,551         0.60                0.81                  5.06                  4.85              38
     4.80           318,300         0.60                0.82                  5.32                  5.10              43
     3.16%     $   2,702         0.86%             1.08%               4.09%               3.87%           73%
     2.99             2,971         0.90                1.13                  4.46                  4.23              76
     4.77             3,103         0.90                1.11                  4.81                  4.60              47
     9.49             3,651         0.90                1.11                  4.77                  4.55              38
     4.49             5,347         0.90                1.12                  5.02                  4.80              43

     3.10%3       $   7,711         1.00%             1.31%               3.95%               3.64%           73%
     2.913            8,573         1.07                1.30                  4.31                  4.08              76
     4.593            8,179         1.07                1.29                  4.62                  4.41              47
     9.303            7,309         1.07                1.28                  4.61                  4.39              38
     4.313            8,751         1.07                1.29                  4.85                  4.63              43
     2.24%4       $   5,869         1.75%             1.97%               3.21%               2.99%           73%
     2.144            7,161         1.82                2.05                  3.57                  3.34              76
     3.814            6,211         1.82                2.03                  3.87                  3.66              47
     8.494            4,884         1.81                2.02                  3.82                  3.60              38
     3.544            2,723         1.82                2.04                  4.09                  3.87              43

     2.43%4       $   2,918         1.73%             1.95%               3.17%               2.96%           73%
     2.054            2,559         1.82                2.05                  3.59                  3.36              76
     3.814            2,857         1.82                2.03                  3.89                  3.68              47
     8.394            2,604         1.81                2.02                  3.80                  3.59              38
     3.634            1,129         1.82                2.04                  4.13                  3.91              43
     2.82%     $ 628,714         0.60%             0.80%               4.76%               4.56%            2%
     3.16           752,199         0.60                0.80                  4.80                  4.60               3
     6.53           890,070         0.60                0.79                  4.90                  4.71              22
     8.65           903,225         0.60                0.79                  5.10                  4.91              13
     5.50           884,678         0.60                0.79                  5.19                  5.00              31

                       45

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                       NET GAIN                                         NET
                                ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                              BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                              OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                             =========== ============ ================= =============== =============== ===========
     ---------------------------
     Pennsylvania Tax-Free Income Portfolio (Continued)
     ---------------------------
     Service Class
     9/30/04                  $  10.89     $  0.487      $   (0.21)       $   (0.49)           $-        $  10.67
     9/30/03                     11.05        0.49         (0.18)         (0.47)            -           10.89
     9/30/02                     10.88        0.50            0.16          (0.49)            -           11.05
     9/30/01                     10.55        0.52            0.34          (0.53)            -           10.88
     9/30/00                     10.52        0.51            0.01          (0.49)            -           10.55
     Investor A Class
     9/30/04                  $  10.89     $  0.467      $   (0.20)       $   (0.47)           $-        $  10.68
     9/30/03                     11.06        0.48         (0.20)         (0.45)            -           10.89
     9/30/02                     10.89        0.48            0.16          (0.47)            -           11.06
     9/30/01                     10.56        0.49            0.35          (0.51)            -           10.89
     9/30/00                     10.52        0.49            0.02          (0.47)            -           10.56
     Investor B Class
     9/30/04                  $  10.82     $  0.397      $   (0.21)       $   (0.39)           $-        $  10.61
     9/30/03                     10.98        0.40         (0.19)         (0.37)            -           10.82
     9/30/02                     10.81        0.40            0.16          (0.39)            -           10.98
     9/30/01                     10.48        0.42            0.34          (0.43)            -           10.81
     9/30/00                     10.44        0.42            0.02          (0.40)            -           10.48
     Investor C Class
     9/30/04                  $  10.85     $  0.397      $   (0.21)       $   (0.39)           $-        $  10.64
     9/30/03                     11.01        0.39         (0.18)         (0.37)            -           10.85
     9/30/02                     10.84        0.41            0.15          (0.39)            -           11.01
     9/30/01                     10.51        0.41            0.35          (0.43)            -           10.84
     9/30/00                     10.48        0.42            0.01          (0.40)            -           10.51
     -------------------
     New Jersey Tax-Free Income Portfolio
     -------------------
     Institutional Class
     9/30/04                  $  11.80     $  0.537      $   (0.06)       $   (0.57)           $-        $  11.70
     9/30/03                     12.10        0.62         (0.29)         (0.63)            -           11.80
     9/30/02                     11.83        0.61            0.28          (0.62)            -           12.10
     9/30/01                     11.31        0.60            0.52          (0.60)            -           11.83
     9/30/00                     11.30        0.58         (0.02)         (0.55)            -           11.31
     Service Class
     9/30/04                  $  11.80     $  0.507      $   (0.07)       $   (0.53)           $-        $  11.70
     9/30/03                     12.10        0.58         (0.29)         (0.59)            -           11.80
     9/30/02                     11.83        0.58            0.28          (0.59)            -           12.10
     9/30/01                     11.31        0.57            0.51          (0.56)            -           11.83
     9/30/00                     11.30        0.56         (0.03)         (0.52)            -           11.31
     Investor A Class
     9/30/04                  $  11.80     $  0.487      $   (0.06)       $   (0.52)           $-        $  11.70
     9/30/03                     12.10        0.56         (0.29)         (0.57)            -           11.80
     9/30/02                     11.83        0.55            0.29          (0.57)            -           12.10
     9/30/01                     11.31        0.53            0.53          (0.54)            -           11.83
     9/30/00                     11.30        0.53         (0.02)         (0.50)            -           11.31
     Investor B Class
     9/30/04                  $  11.80     $  0.397      $   (0.06)       $   (0.43)           $-        $  11.70
     9/30/03                     12.10        0.47         (0.29)         (0.48)            -           11.80
     9/30/02                     11.83        0.46            0.29          (0.48)            -           12.10
     9/30/01                     11.31        0.43            0.54          (0.45)            -           11.83
     9/30/00                     11.30        0.45         (0.02)         (0.42)            -           11.31
     Investor C Class
     9/30/04                  $  11.82     $  0.397      $   (0.06)       $   (0.43)           $-        $  11.72
     9/30/03                     12.13        0.46         (0.29)         (0.48)            -           11.82
     9/30/02                     11.85        0.45            0.31          (0.48)            -           12.13
     2/06/015 through 9/30/01    11.70        0.29            0.15          (0.29)            -           11.85
     10/1/99 through 3/3/00      11.30        0.18         (0.26)         (0.18)            -           11.04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       46

                                BLACKROCK FUNDS

                                                                                                RATIO OF NET
                     NET                              RATIO OF                                INVESTMENT INCOME
                   ASSETS       RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                   END OF        EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
    TOTAL          PERIOD        AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
    RETURN          (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
=============   ============   ==============   ====================   ===================   ==================   ==========
     2.51%     $   5,733          0.90%               1.10%                 4.48%                 4.28%              2%
     2.86            6,118          0.90                1.11                  4.51                  4.30               3
     6.22            6,005          0.90                1.09                  4.62                  4.43              22
     8.33            6,911          0.90                1.09                  4.81                  4.62              13
     5.09           12,646          0.90                1.09                  4.90                  4.71              31

     2.44%3      $  33,769          1.05%               1.29%                 4.32%                 4.09%              2%
     2.593          35,874          1.08                1.28                  4.34                  4.13               3
     6.043          37,344          1.08                1.27                  4.44                  4.25              22
     8.143          39,306          1.07                1.26                  4.62                  4.43              13
     5.033          30,770          1.07                1.26                  4.74                  4.55              31
     1.69%4      $  19,604          1.75%               1.89%                 3.66%                 3.52%              2%
     1.934          24,795          1.82                2.03                  3.63                  3.42               3
     5.284          28,346          1.82                2.02                  3.72                  3.53              22
     7.404          26,062          1.82                2.01                  3.90                  3.72              13
     4.334          21,584          1.82                2.01                  4.01                  3.82              31

     1.69%4      $   1,916          1.80%               1.94%                 3.60%                 3.46%              2%
     1.924           1,974          1.82                2.03                  3.61                  3.40               3
     5.274           1,615          1.81                2.00                  3.69                  3.50              22
     7.384             875          1.81                2.00                  3.84                  3.66              13
     4.324             388          1.82                2.01                  4.01                  3.82              31
     4.10%     $ 151,808          0.60%               0.83%                 4.54%                 4.31%             15%
     2.80          124,713          0.60                0.83                  5.17                  4.94              22
     7.82          128,553          0.60                0.82                  5.20                  4.98              14
    10.07          129,635          0.60                0.82                  5.12                  4.90              28
     5.15          130,463          0.60                0.82                  5.24                  5.02              77

     3.79%     $  15,940          0.90%               1.11%                 4.27%                 4.06%             15%
     2.50           16,534          0.90                1.13                  4.87                  4.64              22
     7.49           17,506          0.90                1.12                  4.89                  4.67              14
     9.75           16,530          0.90                1.12                  4.82                  4.60              28
     4.84           18,673          0.90                1.12                  4.92                  4.70              77
     3.63%3      $   6,193          1.05%               1.31%                 4.12%                 3.86%             15%
     2.323           5,995          1.08                1.30                  4.70                  4.48              22
     7.313           5,812          1.07                1.29                  4.66                  4.44              14
     9.563           3,207          1.07                1.29                  4.64                  4.42              28
     4.673           1,723          1.07                1.29                  4.81                  4.59              77

     2.85%4      $  11,696          1.80%               1.97%                 3.37%                 3.20%             15%
     1.554          12,411          1.82                2.04                  3.93                  3.71              22
     6.524           9,066          1.81                2.03                  3.92                  3.71              14
     8.754           5,707          1.79                2.01                  3.85                  3.64              28
     3.894           1,614          1.82                2.04                  4.02                  3.80              77
     2.85%4      $   3,350          1.78%               1.94%                 3.31%                 3.15%             15%
     1.474           1,877          1.82                2.04                  3.91                  3.69              22
     6.594           1,106          1.80                2.01                  3.75                  3.54              14
     3.804             157          1.782               2.002                 3.822                 3.622             28
   (0.73)4             -5          1.822               2.042                 3.902                 3.682             77

                       47

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                       NET GAIN                                         NET
                                     ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                     VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                   BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                   OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                                  =========== ============ ================= =============== =============== ===========
     ----------------
     Ohio Tax-Free Income Portfolio
     ----------------
     Institutional Class
     9/30/04                       $  10.87     $  0.547      $   (0.03)       $   (0.50)           $-        $  10.88
     9/30/03                          11.09        0.52         (0.22)         (0.52)            -           10.87
     9/30/02                          10.80        0.52            0.35          (0.58)            -           11.09
     9/30/01                          10.22        0.57            0.57          (0.56)            -           10.80
     9/30/00                          10.19        0.54               -          (0.51)            -           10.22
     Service Class
     9/30/04                       $  10.87     $  0.517      $   (0.02)       $   (0.47)           $-        $  10.89
     9/30/03                          11.09        0.52         (0.26)         (0.48)            -           10.87
     9/30/02                          10.80        0.48            0.36          (0.55)            -           11.09
     9/30/01                          10.22        0.54            0.57          (0.53)            -           10.80
     9/30/00                          10.19        0.51               -          (0.48)            -           10.22
     Investor A Class
     9/30/04                       $  10.87     $  0.497      $   (0.03)       $   (0.45)           $-        $  10.88
     9/30/03                          11.09        0.46         (0.21)         (0.47)            -           10.87
     9/30/02                          10.80        0.46            0.36          (0.53)            -           11.09
     9/30/01                          10.22        0.52            0.57          (0.51)            -           10.80
     9/30/00                          10.19        0.49               -          (0.46)            -           10.22
     Investor B Class
     9/30/04                       $  10.87     $  0.417      $   (0.03)       $   (0.37)           $-        $  10.88
     9/30/03                          11.09        0.39         (0.23)         (0.38)            -           10.87
     9/30/02                          10.80        0.39            0.35          (0.45)            -           11.09
     9/30/01                          10.22        0.42            0.59          (0.43)            -           10.80
     9/30/00                          10.19        0.42               -          (0.39)            -           10.22
     Investor C Class
     9/30/04                       $  10.87     $  0.417      $   (0.02)       $   (0.37)           $-        $  10.89
     9/30/03                          11.09        0.40         (0.24)         (0.38)            -           10.87
     9/30/02                          10.80        0.39            0.35          (0.45)            -           11.09
     9/30/01                          10.22        0.41            0.60          (0.43)            -           10.80
     9/30/00                          10.19        0.42               -          (0.39)            -           10.22
     ------------------
     Delaware Tax-Free Income Portfolio
     ------------------
     Institutional Class
     9/30/04                       $  10.23     $  0.477      $   (0.08)       $   (0.49)           $-        $  10.13
     9/30/03                          10.54        0.52         (0.27)         (0.56)            -           10.23
     9/30/02                          10.20        0.55            0.31          (0.52)            -           10.54
     9/30/01                           9.68        0.50            0.46          (0.44)            -           10.20
     9/30/00                           9.62        0.47            0.04          (0.45)            -            9.68
     Service Class
     10/01/01 through 5/2/02       $  10.20     $  0.29       $   (0.09)       $   (0.28)           $-        $  10.12
     9/30/01                           9.68        0.48            0.45          (0.41)            -           10.20
     9/30/00                           9.62        0.44            0.04          (0.42)            -            9.68
     Investor A Class
     9/30/04                       $  10.24     $  0.427      $   (0.09)       $   (0.44)           $-        $  10.13
     9/30/03                          10.54        0.45         (0.24)         (0.51)            -           10.24
     9/30/02                          10.20        0.49            0.32          (0.47)            -           10.54
     9/30/01                           9.68        0.45            0.47          (0.40)            -           10.20
     9/30/00                           9.62        0.43            0.04          (0.41)            -            9.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       48

                                BLACKROCK FUNDS

                                                                                                RATIO OF NET
                      NET                             RATIO OF                                INVESTMENT INCOME
                    ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                    END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
     TOTAL          PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
     RETURN          (000)         ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
===============   ==========   ==============   ====================   ===================   ==================   ==========
     4.82%       $ 96,730        0.60%             0.84%               4.97%               4.73%             6%
     2.79            97,589        0.60                0.83                  4.78                  4.55               18
     8.40            96,974        0.60                0.81                  4.93                  4.71               28
    11.41            92,047        0.60                0.84                  5.42                  5.18               19
     5.52            89,239        0.60                0.85                  5.41                  5.16               23

     4.60%       $    700        0.81%             1.02%               4.74%               4.52%             6%
     2.48               727        0.90                1.12                  4.58                  4.36               18
     8.08               205        0.90                1.12                  4.59                  4.37               28
    11.08                40        0.89                1.13                  5.13                  4.89               19
     5.20                38        0.90                1.15                  5.09                  4.84               23
     4.34%3        $  5,043        1.07%             1.34%               4.56%               4.29%             6%
     2.313            7,494        1.08                1.31                  4.32                  4.09               18
     7.903           15,587        1.06                1.28                  4.37                  4.16               28
    10.893            3,674        1.07                1.31                  4.97                  4.73               19
     5.033            3,243        1.07                1.32                  4.94                  4.69               23

     3.57%4        $ 10,280        1.79%             1.97%               3.78%               3.60%             6%
     1.544           10,453        1.82                2.05                  3.55                  3.32               18
     7.104            8,740        1.81                2.03                  3.65                  3.44               28
    10.084            4,277        1.80                2.04                  4.20                  3.97               19
     4.254            1,668        1.82                2.07                  4.19                  3.94               23
     3.66%4        $  5,411        1.77%             1.95%               3.80%               3.62%             6%
     1.544            5,740        1.82                2.05                  3.55                  3.32               18
     7.094            3,632        1.80                2.01                  3.60                  3.39               28
    10.084            1,496        1.80                2.04                  4.05                  3.82               19
     4.254              412        1.82                2.07                  4.19                  3.94               23
     3.92%       $ 54,451        0.70%             0.89%               4.61%               4.42%             3%
     2.53            54,512        0.70                0.90                  5.06                  4.86               34
     8.75            71,516        0.70                0.89                  5.40                  5.22               17
    10.16            79,535        0.70                0.90                  4.99                  4.79               14
     5.50            94,865        0.70                0.91                  4.90                  4.69               27

     1.95%       $     -6        1.00%2              1.17%2                5.32%2                5.14%2             17%
     9.83                 -        0.87                1.02                  4.83                  4.68               14
     5.19                 -        1.00                1.21                  4.60                  4.39               27
     3.35%3        $ 12,895        1.14%             1.40%               4.16%               3.90%             3%
     2.153            8,634        1.17                1.36                  4.48                  4.30               34
     8.253            5,106        1.18                1.36                  4.90                  4.71               17
     9.653            4,304        1.17                1.37                  4.53                  4.34               14
     5.013            3,741        1.17                1.38                  4.45                  4.24               27

                                       49

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            NET                       NET GAIN                                         NET
                           ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                           VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                         BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                         OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                        =========== ============ ================= =============== =============== ===========
  -------------------------
  Delaware Tax-Free Income Portfolio (Continued)
  -------------------------
  Investor B Class
  9/30/04                $  10.24     $  0.357      $   (0.08)       $   (0.37)           $-        $  10.14
  9/30/03                   10.54        0.37         (0.23)         (0.44)            -           10.24
  9/30/02                   10.20        0.42            0.32          (0.40)            -           10.54
  9/30/01                    9.68        0.37            0.47          (0.32)            -           10.20
  9/30/00                    9.62        0.35            0.05          (0.34)            -            9.68
  Investor C Class
  9/30/04                $  10.24     $  0.357      $   (0.09)       $   (0.37)           $-        $  10.13
  9/30/03                   10.54        0.37         (0.23)         (0.44)            -           10.24
  9/30/02                   10.20        0.38            0.36          (0.40)            -           10.54
  9/30/01                    9.68        0.36            0.48          (0.32)            -           10.20
  9/30/00                    9.62        0.35            0.05          (0.34)            -            9.68
  ------------------
  Kentucky Tax-Free Income Portfolio
  ------------------
  Institutional Class
  9/30/04                $   9.77     $  0.457      $   (0.07)       $   (0.42)           $-        $   9.73
  9/30/03                    9.99        0.48         (0.20)         (0.50)            -            9.77
  9/30/02                    9.94        0.49            0.07          (0.51)            -            9.99
  9/30/01                    9.60        0.50            0.34          (0.50)            -            9.94
  9/30/00                    9.63        0.48         (0.05)         (0.46)            -            9.60
  Service Class
  9/30/04                $   9.78     $  0.437      $   (0.08)       $   (0.39)           $-        $   9.74
  9/30/03                    9.99        0.45         (0.19)         (0.47)            -            9.78
  9/30/02                    9.95        0.46            0.06          (0.48)            -            9.99
  9/30/01                    9.60        0.47            0.35          (0.47)            -            9.95
  9/30/00                    9.63        0.44         (0.04)         (0.43)            -            9.60
  Investor A Class
  9/30/04                $   9.77     $  0.417      $   (0.07)       $   (0.38)           $-        $   9.73
  9/30/03                    9.99        0.44         (0.20)         (0.46)            -            9.77
  9/30/02                    9.94        0.44            0.07          (0.46)            -            9.99
  9/30/01                    9.60        0.45            0.34          (0.45)            -            9.94
  9/30/00                    9.63        0.44         (0.05)         (0.42)            -            9.60
  Investor B Class
  9/30/04                $   9.77     $  0.337      $   (0.07)       $   (0.30)           $-        $   9.73
  9/30/03                    9.99        0.36         (0.20)         (0.38)            -            9.77
  9/30/02                    9.94        0.37            0.07          (0.39)            -            9.99
  9/30/01                    9.60        0.37            0.35          (0.38)            -            9.94
  9/30/00                    9.63        0.37         (0.05)         (0.35)            -            9.60
  Investor C Class
  9/30/04                $   9.79     $  0.337      $   (0.06)       $   (0.30)           $-        $   9.76
  9/30/03                   10.02        0.36         (0.21)         (0.38)            -            9.79
  9/30/02                    9.97        0.37            0.07          (0.39)            -           10.02
  9/30/01                    9.62        0.37            0.36          (0.38)            -            9.97
  9/30/00                    9.63        0.41         (0.07)         (0.35)            -            9.62

    1 Commencement of operations of share class.
    2 Annualized.
    3 Sales load not reflected in total return.
    4 Contingent deferred sales load not reflected in total return.
    5 There were no Investor C shares outstanding as of September 30, 2000.
    6 There were no Service shares outstanding as of September 30, 2002.
    7 Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       50

                                BLACKROCK FUNDS

                                                                                                  RATIO OF NET
                       NET                              RATIO OF                                INVESTMENT INCOME
                      ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                      END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
      TOTAL           PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
     RETURN           (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
================   ===========   ==============   ====================   ===================   ==================   ==========
      268.00%4      $  8,606           1.89%               2.02%                 3.42%                 3.29%             3%
        1.384          8,528           1.92                2.09                  3.70                  3.52             34
        7.454          3,130           1.92                2.11                  4.14                  3.96             17
        8.844          2,505           1.91                2.11                  3.79                  3.60             14
        4.234          1,769           1.92                2.13                  3.67                  3.46             27

        2.58%4      $ 14,500           1.89%               2.02%                 3.43%                 3.30%             3%
        1.384         14,529           1.91                2.08                  3.56                  3.40             34
        7.454          3,149           1.90                2.09                  3.96                  3.77             17
        8.844            638           1.92                2.12                  3.78                  3.59             14
        4.234            371           1.92                2.13                  3.67                  3.46             27
        4.01%     $ 78,549           0.70%               0.89%                 4.61%                 4.42%             8%
        2.95         115,104           0.70                0.88                  4.94                  4.76             37
        5.82         135,938           0.70                0.87                  4.99                  4.81             12
        8.91         146,620           0.70                0.86                  5.09                  4.93             32
        4.66         150,646           0.70                0.88                  5.06                  4.88             55

        3.69%     $    247           1.00%               1.17%                 4.40%                 4.22%             8%
        2.74             103           1.00                1.18                  4.57                  4.39             37
        5.40              92           1.00                1.17                  4.69                  4.52             12
        8.69              91           1.00                1.16                  4.79                  4.63             32
        4.35              88           1.00                1.18                  4.76                  4.58             55
        3.53%3      $  5,482           1.15%               1.36%                 4.19%                 3.97%             8%
        2.463          4,701           1.17                1.35                  4.42                  4.24             37
        5.333          3,612           1.18                1.35                  4.52                  4.35             12
        8.403          3,214           1.17                1.33                  4.64                  4.47             32
        4.173          3,686           1.17                1.35                  4.63                  4.45             55

        2.76%4      $  3,897           1.89%               2.02%                 3.44%                 3.31%             8%
        1.704          3,795           1.92                2.09                  3.64                  3.46             37
        4.554          2,311           1.91                2.08                  3.71                  3.54             12
        7.604            978           1.89                2.05                  3.79                  3.62             32
        3.404            279           1.92                2.10                  3.86                  3.68             55
        2.86%4      $  1,399           1.88%               2.00%                 3.43%                 3.31%             8%
        1.594          1,179           1.92                2.10                  3.69                  3.50             37
        4.534          1,036           1.90                2.08                  3.61                  3.44             12
        7.694            236           1.91                2.07                  3.75                  3.57             32
        3.614             69           1.92                2.10                  3.78                  3.60             55

                                       51

                                BLACKROCK FUNDS
                         NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, seven of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation - Valuation of investments held by each Bond
Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the
Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00
p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the
Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value ("Fair Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all
Fair Value Assets shall be subsequently reported to and ratified by the Board of Trustees.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

     Dividends to Shareholders - Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each
Portfolio will be based on periodic projections of its net investment income.
Net realized capital gains, if any, are distributed at least annually.

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the
Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable change in the fluctuation of interest and/or exchange rates. There were no swap agreements held by the Portfolios at September 30, 2004.

     As a result of a recent FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest

52

                                BLACKROCK FUNDS

income, as a component of realized gain (loss) in the statement of operations.
For consistency, similar reclassifications have been made to amounts appearing in the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

     As a result of recent changes in GAAP, the Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effects of these reclassifications are as follows:

                                                          TAX-FREE INCOME PORTFOLIO
                                             -------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.08%        0.07%      0.07%        0.07%        0.07%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.00       $ 0.01     $ 0.00       $ 0.00       $ 0.00

                                                         PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                             ---------------------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.06%        0.06%      0.06%        0.07%        0.07%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.00       $ 0.00     $ 0.00       $ 0.00       $ 0.01

                                                          NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                             ---------------------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.06%        0.05%      0.05%        0.05%        0.05%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.01       $ 0.01     $ 0.01       $ 0.01       $ 0.01

                                                             OHIO TAX-FREE INCOME PORTFOLIO
                                             ---------------------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.04%        0.05%      0.05%        0.05%        0.05%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.00       $ 0.01     $ 0.00       $ 0.01       $ 0.01

                                                           DELAWARE TAX-FREE INCOME PORTFOLIO
                                             ---------------------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.06%        0.06%      0.05%        0.06%        0.05%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.00       $ 0.00     $ 0.01       $ 0.01       $ 0.00

                                                           KENTUCKY TAX-FREE INCOME PORTFOLIO
                                             ---------------------------------------------------------------
                                              INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- ------------ ------------ -----------
        Net Investment Income Ratio .......
         9/30/2002 ........................         0.05%        0.06%      0.06%        0.06%        0.06%
        Net Investment Income per Share....
         9/30/2002 ........................      $ 0.00       $ 0.00     $ 0.00       $ 0.01       $ 0.01

     Investment Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for

                                                                              53

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Futures Transactions - The Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities.
Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Tender Option Bonds - A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered to be derivatives. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the
Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios, as writers of options, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of unfavorable change in the price of the security underlying the written options. There were no options held by the
Portfolios at September 30, 2004.

     Transfers In-Kind - For the period ended September 30, 2004, certain shareholders of the UltraShort Municipal Portfolio and the Tax-Free Income
Portfolio transferred cash and securities with a value of $26,907,505 and
$93,607,559 respectively, in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
"generally accepted accounting principles" requires the use of management estimates.  Actual results could differ from these estimates.

     Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

54

                                BLACKROCK FUNDS

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

           Portfolio                                         Share Classes
                                       BlackRock             Institutional              Service
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                     Fees      Fees(4)       Fees      Fees(4)     Fees(1)     Fees(4)
 UltraShort Municipal                None        None        None        None   0.25%         0.25%
 Tax-Free Income                     None        None        None        None   0.25%         0.25%
 Pennsylvania Tax-Free Income        N/A         N/A         None        None   0.25%         0.25%
 New Jersey Tax-Free Income          N/A         N/A         None        None   0.25%         0.25%
 Ohio Tax-Free Income                N/A         N/A         None        None   0.25%         0.25%
 Delaware Tax-Free Income            N/A         N/A         None        None   0.25%           N/A
 Kentucky Tax-Free Income            N/A         N/A         None        None   0.25%         0.25%

           Portfolio                                         Share Classes
                                      Investor A              Investor B               Investor C
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                   Fees(2)     Fees(4)     Fees(3)     Fees(4)     Fees(3)      Fees(4)
 UltraShort Municipal           0.35%         0.25%         N/A         N/A         N/A         N/A
 Tax-Free Income                0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Pennsylvania Tax-Free Income   0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 New Jersey Tax-Free Income     0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Ohio Tax-Free Income           0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Delaware Tax-Free Income       0.35%         0.25%     1.00%         1.00%     1.00%         1.00%
 Kentucky Tax-Free Income       0.35%         0.25%     1.00%         1.00%     1.00%         1.00%

(1) - the maximum annual contractual fees are comprised of a .25% service fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee and a .25% service fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee and a .25% service fee.
(4) - the actual fees are as of September 30, 2004.
     On June 21, 2004, the Board of Trustees approved effective July 1, 2004, the elimination of the shareholder processing fee of 0.15% on Service, Investor
A, B, C and Hilliard Lyons Shares and increased the shareholder service fee on the Service Shares from 0.15% to 0.25%.

     In addition, for the period 10/01/03 through 12/31/03 BlackRock shares bore a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed
..03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, the BlackRock share class bears a Transfer Agent fee at an annual rate not to exceed .005% of its average daily net assets plus per account fees and disbursements, and each of the
Institutional, Service, Investor A, Investor B and Investor C share classes bear a Tranfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes plus per account fees and disbursements.

     For the period ended September 30, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                                                         SHARE CLASSES
ADMINISTRATION FEES                       ----------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL    SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- ---------- ------------ ------------ -----------
   UltraShort Municipal .................  $  5,526      $   7,348     $      -    $      -     $      -    $      -
   Tax-Free Income ......................    26,871        473,041        4,128      11,557        9,470       4,938
   Pennsylvania Tax-Free Income .........         -        980,819        8,522      50,585       32,093       2,965
   New Jersey Tax-Free Income ...........         -        205,295       23,564       8,604       17,587       3,805
   Ohio Tax-Free Income .................         -        140,106          736       7,889       15,260       8,151
   Delaware Tax-Free Income .............         -         79,627            -      16,073       12,486      21,962
   Kentucky Tax-Free Income .............         -        144,483          261       7,794        5,747       1,920

                                                                          SHARE CLASSES
ADMINISTRATION FEES WAIVED               -------------------------------------------------------------------------------
                                           BLACKROCK    INSTITUTIONAL    SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                         ------------- --------------- ----------- ------------ ------------ -----------
    UltraShort Municipal ..............    $  (5,518)    $   (3,654)    $       -   $       -    $       -    $       -
    Tax-Free Income ...................      (25,887)       (16,854)          (94)          -            -            -
    Pennsylvania Tax-Free Income ......            -       (634,423)       (5,748)    (12,227)      (7,237)        (712)
    New Jersey Tax-Free Income ........            -       (144,956)      (12,267)     (1,918)      (3,868)        (892)
    Ohio Tax-Free Income ..............            -        (92,950)         (458)     (1,596)      (3,291)      (1,769)
    Delaware Tax-Free Income ..........            -        (52,955)            -      (3,487)      (2,681)      (4,879)

                                               55

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                       SHARE CLASSES
ADMINISTRATION FEES WAIVED              ---------------------------------------------------------------------------
                                         BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                        ----------- --------------- --------- ------------ ------------ -----------
    Kentucky Tax-Free Income .........       $-        $ (90,710)    $ (181)    $ (1,725)    $ (1,246)    $ (410)

                                                                         SHARE CLASSES
TRANSFER AGENT FEES                       ---------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- --------- ------------ ------------ -----------
   UltraShort Municipal .................    $  789       $    913     $    -      $     -      $    -       $    -
   Tax-Free Income ......................     3,955         68,661        601        3,076       2,625        1,146
   Pennsylvania Tax-Free Income .........         -        146,427      1,237       13,694       8,955          800
   New Jersey Tax-Free Income ...........         -         29,234      3,420        2,229       4,747          884
   Ohio Tax-Free Income .................         -         20,302         99        2,325       4,051        2,213
   Delaware Tax-Free Income .............         -         11,548          -        3,929       3,325        5,783
   Kentucky Tax-Free Income .............         -         21,294         35        1,966       1,507          500

                                                                SHARE CLASSES
SHAREHOLDER SERVICE FEES                    -----------------------------------------------------
                                             SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                            ---------   ------------   ------------   -----------
   Tax-Free Income ......................    $ 4,577      $ 20,356       $ 16,384       $ 8,590
   Pennsylvania Tax-Free Income .........     10,681        88,767         50,650         5,103
   New Jersey Tax-Free Income ...........     27,325        14,853         30,338         6,536
   Ohio Tax-Free Income .................        667        14,037         26,293        13,757
   Delaware Tax-Free Income .............          -        27,676         21,363        37,567
   Kentucky Tax-Free Income .............        333        13,393          9,916         3,269

                                                                SHARE CLASSES
SHAREHOLDER PROCESSING FEES                 -----------------------------------------------------
                                             SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                            ---------   ------------   ------------   -----------
   Tax-Free Income ......................    $ 2,864       $ 9,275        $ 7,616       $ 3,700
   Pennsylvania Tax-Free Income .........      6,679        40,459         20,638         2,373
   New Jersey Tax-Free Income ...........     17,286         6,627         13,833         2,729
   Ohio Tax-Free Income .................        259         6,573         11,832         6,204
   Delaware Tax-Free Income .............          -        11,893          9,580        16,962
   Kentucky Tax-Free Income .............        176         5,936          4,436         1,448

                                                          SHARE CLASSES
DISTRIBUTION FEES                           -----------------------------------------
                                             INVESTOR A     INVESTOR B     INVESTOR C
                                            ------------   ------------   -----------
   Tax-Free Income ......................      $ 7,903       $ 49,450      $ 25,544
   Pennsylvania Tax-Free Income .........       34,861        164,923        15,309
   New Jersey Tax-Free Income ...........        5,932         91,422        19,620
   Ohio Tax-Free Income .................        5,432         78,735        41,270
   Delaware Tax-Free Income .............       15,185         64,121       112,703
   Kentucky Tax-Free Income .............        5,370         29,678         9,808

                                                               SHARE CLASS
DISTRIBUTION FEES WAIVED                                      ------------
                                                               INVESTOR A
                                                              ------------
   Tax-Free Income ......................                      $  (7,873)
   Pennsylvania Tax-Free Income .........                        (34,454)
   New Jersey Tax-Free Income ...........                         (5,868)
   Ohio Tax-Free Income .................                         (5,358)
   Delaware Tax-Free Income .............                        (15,079)
   Kentucky Tax-Free Income .............                         (5,315)

56

                                BLACKROCK FUNDS

(C) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc.
("BFM"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of
The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each
Portfolio's average daily net assets:

                                          TAX-FREE INCOME, PENNSYLVANIA                DELAWARE TAX-FREE
                                   TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME        INCOME AND KENTUCKY
                                       AND OHIO TAX-FREE INCOME PORTFOLIOS         TAX-FREE INCOME PORTFOLIOS
                                  ---------------------------------------------   ---------------------------
                                                    INVESTMENT                             INVESTMENT
    AVERAGE DAILY NET ASSETS                       ADVISORY FEE                           ADVISORY FEE
-------------------------------   ---------------------------------------------   ---------------------------
     first $1 billion                                  .500%                                  .550%
     $1 billion - $2 billion                           .450                                   .500
     $2 billion - $3 billion                           .425                                   .475
     greater than $3 billion                           .400                                   .450

     The investment advisory fee for the UltraShort Municipal Portfolio is
..45%.

     For the period ended September 30, 2004, advisory fees and waivers for each Portfolio were as follows:

                                                           GROSS                     NET
                                                         ADVISORY                 ADVISORY
                                                            FEE        WAIVER        FEE
                                                       ------------ ----------- ------------
     UltraShort Municipal Portfolio .................   $   93,894   $ 93,894    $        -
     Tax-Free Income Portfolio ......................    2,119,085    903,123     1,215,962
     Pennsylvania Tax-Free Income Portfolio .........    3,771,988    790,267     2,981,721
     New Jersey Tax-Free Income Portfolio ...........      893,717    231,134       662,583
     Ohio Tax-Free Income Portfolio .................      593,478    170,509       422,969
     Delaware Tax-Free Income Portfolio .............      493,640     87,068       406,572
     Kentucky Tax-Free Income Portfolio .............      607,444    106,334       501,110

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain operating expenses of each Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.
Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses).
Prior to February 1, 2004, the expense limits applied to expenses charged on
Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio. At September 30, 2004, the receivable from BlackRock in the UltraShort Municipal Portfolio was $57,309.

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

                                                                              57

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At September 30, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                          EXPIRING
                                                      JANUARY 31, 2005
                                                     ------------------
UltraShort Municipal Portfolio .................         $         -
Tax-Free Income Portfolio ......................             610,832
Pennsylvania Tax-Free Income Portfolio .........           1,493,625
New Jersey Tax-Free Income Portfolio ...........             281,833
Ohio Tax-Free Income Portfolio .................             167,924
Delaware Tax-Free Income Portfolio .............             124,793
Kentucky Tax-Free Income Portfolio .............             185,455

                                                      EXPIRING           EXPIRING       TOTAL WAIVERS SUBJECT
                                                  JANAURY 31, 2006   JANUARY 31, 2007     TO REIMBURSEMENT
                                                 ------------------ ------------------ ----------------------
UltraShort Municipal Portfolio .................     $         -         $ 200,421           $  200,421
Tax-Free Income Portfolio ......................         623,251           644,189            1,878,272
Pennsylvania Tax-Free Income Portfolio .........       1,383,044           889,518            3,766,187
New Jersey Tax-Free Income Portfolio ...........         278,302           266,551              826,686
Ohio Tax-Free Income Portfolio .................         174,280           171,770              513,974
Delaware Tax-Free Income Portfolio .............          91,563            90,574              306,930
Kentucky Tax-Free Income Portfolio .............         138,922           125,101              449,478

     BlackRock pays BFM fees for its sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., and BlackRock act as co-administrators for the
Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates:
..085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes, with the exception of the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class:
..145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee based on the following percentage of average daily net assets: .035% of the first $500 million, .025% of the next $500 million and
..015% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     For the period ended September 30, 2004, administration fees and waivers for each Portfolio were as follows:

                                                            GROSS                        NET
                                                       ADMINISTRATION               ADMINISTRATION
                                                             FEE          WAIVER         FEE
                                                      ---------------- ----------- ---------------
    UltraShort Municipal Portfolio .................     $   30,610     $ 27,415      $    3,195
    Tax-Free Income Portfolio ......................        890,250       42,835         847,415
    Pennsylvania Tax-Free Income Portfolio .........      1,690,782      660,347       1,030,435
    New Jersey Tax-Free Income Portfolio ...........        410,787      163,901         246,886
    Ohio Tax-Free Income Portfolio .................        273,033      100,064         172,969
    Delaware Tax-Free Income Portfolio .............        206,438       64,002         142,436
    Kentucky Tax-Free Income Portfolio .............        254,083       94,272         159,811

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Hilliard Lyons Shares, Investor A
Shares, Investor B Shares, and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) ("service organizations") fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders.
Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares,
Investor C Shares and Service Shares bear the expense of service fees under the
Plan.

58

                                BLACKROCK FUNDS

     As of the period ended September 30, 2004, affiliated payables were as follows:

                                                                                      PNC BANK
                                                       PFPC(1)     BLACKROCK(2)     AFFILIATES(3)
                                                      ---------   --------------   --------------
   UltraShort Municipal Portfolio .................    $ 4,171       $      -          $     -
   Tax-Free Income Portfolio ......................     39,307        137,751            9,847
   Pennsylvania Tax-Free Income Portfolio .........     63,856        259,051           25,884
   New Jersey Tax-Free Income Portfolio ...........     19,276         64,840           16,785
   Ohio Tax-Free Income Portfolio .................     11,572         40,349           14,113
   Delaware Tax-Free Income Portfolio .............      9,119         40,100           21,718
   Kentucky Tax-Free Income Portfolio .............      8,892         39,717            5,529

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer
   Agent services provided as of September 30, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of September 30, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
   Fund, as of September 30, 2004, was $2,244,494, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(D) Purchases and Sales of Securities

     For the period ended September 30, 2004, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

                                                         PURCHASES           SALES
                                                      ---------------   --------------
   UltraShort Municipal Portfolio .................    $ 33,928,356      $  5,398,385
   Tax-Free Income Portfolio ......................     377,397,584       298,673,090
   Pennsylvania Tax-Free Income Portfolio .........      12,136,514       130,896,791
   New Jersey Tax-Free Income Portfolio ...........      53,137,540        24,891,730
   Ohio Tax-Free Income Portfolio .................       6,851,345        10,170,127
   Delaware Tax-Free Income Portfolio .............       9,920,912         2,865,000
   Kentucky Tax-Free Income Portfolio .............       8,677,378        43,967,890

                                                                              59

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                ULTRASHORT MUNICIPAL PORTFOLIO
                                              ----------------------------------
                                                    FOR THE PERIOD 3/3/041
                                                       THROUGH 9/30/04
                                              ----------------------------------
                                                   SHARES             VALUE
                                              ---------------   ----------------
Shares sold:
  BlackRock Class .........................       4,724,012      $ 47,096,1622
  Institutional Class .....................       2,199,629         21,849,294
  Service Class ...........................              10                100
  Investor A Class ........................              10                100
Shares issued in reinvestment of dividends:
 BlackRock Class ..........................          14,923            148,416
  Institutional Class .....................               -                  -
  Service Class ...........................               -                  -
  Investor A Class ........................               -                  -
Shares redeemed:
  BlackRock Class .........................      (1,519,207)       (15,113,395)
  Institutional Class .....................        (773,181)        (7,676,565)
  Service Class ...........................               -                  -
  Investor A Class ........................               -                  -
                                                 ----------      -------------
Net increase ..............................       4,646,196      $  46,304,112
                                                 ==========      =============

                                                                      TAX-FREE INCOME PORTFOLIO
                                              --------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                            9/30/04                               9/30/03
                                              -----------------------------------   ------------------------------------
                                                   SHARES             VALUE              SHARES              VALUE
                                              ---------------   -----------------   ----------------   -----------------
Shares sold:
  BlackRock Class .........................       9,128,740      $ 102,454,0563                  -      $            -
  Institutional Class .....................       5,197,884          58,332,260          8,147,704          90,997,576
  Service Class ...........................          12,138             134,680          1,330,301          14,815,637
  Investor A Class ........................          90,300           1,006,406            755,301           8,402,385
  Investor B Class ........................          85,989             957,137            207,446           2,322,545
  Investor C Class ........................         203,583           2,287,251            840,028           9,433,483
Shares issued in reinvestment of dividends:
  BlackRock Class .........................         295,571           3,273,698                  -                   -
  Institutional Class .....................          22,060             245,557             50,644             566,565
  Service Class ...........................           7,420              82,417             25,229             281,715
  Investor A Class ........................          20,632             229,513             19,768             220,967
  Investor B Class ........................           9,385             104,430              9,552             106,722
  Investor C Class ........................           5,870              65,165              3,402              38,016
Shares redeemed:
  BlackRock Class .........................        (376,828)         (4,117,585)                 -                   -
  Institutional Class .....................      (7,311,723)        (81,231,082)       (10,028,609)       (112,231,760)
  Service Class ...........................         (41,170)           (456,705)        (1,363,033)        (15,302,986)
  Investor A Class ........................        (181,146)         (2,006,621)          (729,757)         (8,169,634)
  Investor B Class ........................        (205,514)         (2,279,774)          (124,473)         (1,388,017)
  Investor C Class ........................        (175,171)         (1,943,626)          (866,195)         (9,732,823)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) ...................       6,788,020      $   77,137,177         (1,722,692)     $  (19,639,609)
                                                 ==========      ==============        ===========      ==============

1 Commencement of operations.

2 Includes 2,690,750 shares issued in exchange for cash and securities transferred in-kind with a value of $26,907,505. See Note (B).

3 Includes 8,342,920 shares issued in exchange for cash and securities transferred in-kind with a value of $93,607,559. See Note (B).

60

                          BLACKROCK FUNDS

                                                                   PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                                 ---------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                               9/30/04                              9/30/03
                                                 ------------------------------------ ------------------------------------
                                                      SHARES             VALUE               SHARES             VALUE
                                                 ---------------- -------------------   ---------------- -------------------
Shares sold:
   Institutional Class .........................      3,393,820     $    36,620,210          5,040,401     $    54,989,036
   Service Class ...............................        121,865           1,314,949          2,643,787          28,812,237
   Investor A Class ............................        404,459           4,358,919            543,721           5,930,593
   Investor B Class ............................         82,825             888,178            317,680           3,431,080
   Investor C Class ............................         81,677             882,020            123,877           1,347,540
Shares issued in reinvestment of dividends:
   Institutional Class .........................         15,321             164,756             37,640             412,661
   Service Class ...............................         14,290             153,757             11,789             128,586
   Investor A Class ............................         92,369             994,378             91,726           1,001,392
   Investor B Class ............................         47,030             502,847             54,316             588,656
   Investor C Class ............................          4,685              50,309              2,822              30,663
Shares redeemed:
   Institutional Class .........................    (13,577,018)       (145,736,580)       (16,516,068)       (180,312,497)
   Service Class ...............................       (160,769)         (1,734,866)        (2,637,107)        (28,797,453)
   Investor A Class ............................       (627,889)         (6,748,260)          (719,368)         (7,803,450)
   Investor B Class ............................       (574,808)         (6,142,499)          (661,528)         (7,164,415)
   Investor C Class ............................        (88,192)           (938,115)           (91,356)           (992,357)
                                                    -----------     ---------------        -----------     ---------------
Net decrease ...................................    (10,770,335)    $  (115,369,997)       (11,757,668)    $  (128,397,728)
                                                    ===========     ===============        ===========     ===============

                                                              NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                              ---------------------------------------------------------------------
                                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                           9/30/04                             9/30/03
                                              ---------------------------------   ---------------------------------
                                                   SHARES            VALUE             SHARES            VALUE
                                              ---------------   ---------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       7,071,031      $  83,943,469        1,886,637      $  22,338,004
   Service Class ..........................          36,098            424,155           89,734          1,072,447
   Investor A Class .......................         175,837          2,067,412          283,877          3,375,720
   Investor B Class .......................          89,465          1,045,404          391,765          4,645,110
   Investor C Class .......................         201,895          2,365,738          105,191          1,248,017
Shares issued in reinvestment of dividends:
   Institutional Class ....................             995             11,668            2,030             24,102
   Service Class ..........................          39,168            457,776           43,851            519,831
   Investor A Class .......................          13,342            155,762           17,300            205,094
   Investor B Class .......................          23,715            277,360           21,773            257,856
   Investor C Class .......................           3,197             37,267            2,412             28,699
Shares redeemed:
   Institutional Class ....................      (4,662,761)       (55,129,130)      (1,940,656)       (23,026,539)
   Service Class ..........................        (113,893)        (1,324,603)        (178,727)        (2,124,194)
   Investor A Class .......................        (167,909)        (1,952,173)        (273,239)        (3,234,703)
   Investor B Class .......................        (165,180)        (1,909,634)        (111,429)        (1,324,629)
   Investor C Class .......................         (78,058)          (899,443)         (40,031)          (484,342)
                                                 ----------      -------------       ----------      -------------
Net increase ..............................       2,466,942      $  29,571,028          300,488      $   3,520,473
                                                 ==========      =============       ==========      =============

                                               61

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  OHIO TAX-FREE INCOME PORTFOLIO
                                              -----------------------------------------------------------------------
                                                      FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                            9/30/04                              9/30/03
                                              -----------------------------------   ---------------------------------
                                                   SHARES             VALUE              SHARES            VALUE
                                              ---------------   -----------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       1,370,914       $  14,795,802         2,343,552      $  25,416,855
   Service Class ..........................          71,578             778,171            94,485          1,026,267
   Investor A Class .......................         145,363           1,578,175           403,985          4,392,900
   Investor B Class .......................          96,886           1,053,035           344,417          3,754,669
   Investor C Class .......................         155,647           1,694,055           289,559          3,155,906
Shares issued in reinvestment of dividends:
   Institutional Class ....................           5,107              55,174             2,532             27,561
   Service Class ..........................           1,460              15,778               366              3,980
   Investor A Class .......................          11,911             128,852            19,947            217,642
   Investor B Class .......................           6,384              69,064             6,549             71,262
   Investor C Class .......................           2,224              24,072             3,706             40,368
Shares redeemed:
   Institutional Class ....................      (1,464,476)        (15,752,815)       (2,116,370)       (22,994,550)
   Service Class ..........................         (75,650)           (821,133)          (46,458)          (502,702)
   Investor A Class .......................        (383,242)         (4,156,049)       (1,140,670)       (12,282,294)
   Investor B Class .......................        (120,222)         (1,301,519)         (177,798)        (1,924,567)
   Investor C Class .......................        (188,841)         (2,039,292)          (92,962)        (1,020,194)
                                                 ----------       -------------        ----------      -------------
Net decrease ..............................        (364,957)      $  (3,878,630)          (65,160)     $    (616,897)
                                                 ==========       =============        ==========      =============

                                                              DELAWARE TAX-FREE INCOME PORTFOLIO
                                              ------------------------------------------------------------------
                                                    FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                         9/30/04                            9/30/03
                                              ------------------------------   ---------------------------------
                                                  SHARES           VALUE            SHARES            VALUE
                                              -------------   --------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       907,119      $  9,185,613        1,063,362      $  10,862,999
   Investor A Class .......................       537,513         5,444,902          447,494          4,645,100
   Investor B Class .......................       133,384         1,344,342          562,639          5,796,442
   Investor C Class .......................       326,399         3,319,846        1,280,407         13,297,842
Shares issued in reinvestment of dividends:
   Institutional Class ....................         6,251            63,280            8,427             86,565
   Investor A Class .......................        20,590           207,937           14,814            151,941
   Investor B Class .......................         6,746            68,269            5,485             56,245
   Investor C Class .......................         5,629            56,858            3,937             40,382
Shares redeemed:
   Institutional Class ....................      (863,835)       (8,735,695)      (2,531,138)       (25,858,736)
   Investor A Class .......................      (129,041)       (1,313,910)        (103,553)        (1,060,038)
   Investor B Class .......................      (123,902)       (1,246,188)         (32,236)          (329,963)
   Investor C Class .......................      (320,378)       (3,214,949)        (163,801)        (1,673,355)
                                                 --------      ------------       ----------      -------------
Net increase ..............................       506,475      $  5,180,305          555,837      $   6,015,424
                                                 ========      ============       ==========      =============

62

                          BLACKROCK FUNDS

                                                                  KENTUCKY TAX-FREE INCOME PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                            9/30/04                                9/30/03
                                              ------------------------------------   ------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ---------------   ------------------
Shares sold:
   Institutional Class ....................         494,416       $    4,824,174         1,379,560       $   13,488,527
   Service Class ..........................          17,525              169,829             9,174               90,424
   Investor A Class .......................         166,891            1,621,801           142,998            1,404,002
   Investor B Class .......................          56,399              548,160           194,794            1,918,462
   Investor C Class .......................          19,781              192,586            16,426              162,377
Shares issued in reinvestment of dividends:
   Institutional Class ....................           7,612               74,196            17,797              174,452
   Service Class ..........................             307                2,958                 6                   59
   Investor A Class .......................          15,451              149,776             9,732               95,303
   Investor B Class .......................           8,650               83,912             7,683               75,219
   Investor C Class .......................           3,218               31,285             2,904               28,507
Shares redeemed:
   Institutional Class ....................      (4,210,095)         (40,628,351)       (3,221,522)         (31,504,973)
   Service Class ..........................          (3,003)             (28,979)           (7,795)             (76,153)
   Investor A Class .......................        (100,071)            (961,863)          (33,086)            (324,720)
   Investor B Class .......................         (53,053)            (513,591)          (45,250)            (440,356)
   Investor C Class .......................               -                    -            (2,377)             (23,248)
                                                 ----------       --------------        ----------       --------------
Net decrease ..............................      (3,575,972)      $  (34,434,107)       (1,528,956)      $  (14,932,118)
                                                 ==========       ==============        ==========       ==============

     On September 30, 2004, six shareholders held approximately 88% of the
UltraShort Municipal Portfolio, two shareholders held approximately 75% of the
Tax-Free Income Portfolio, one shareholder held approximately 88% of the
Pennsylvania Tax-Free Income Portfolio, one shareholder held approximately 79%
of the New Jersey Tax-Free Income Portfolio, two shareholders held approximately 82% of the Ohio Tax-Free Income Portfolio, three shareholders held approximately 71% of the Delaware Tax-Free Income Portfolio and one
shareholder held approximately 83% of the Kentucky Tax-Free Income Portfolio.
Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                              63

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F) At September 30, 2004 net assets consisted of:

                                                                                                 PENNSYLVANIA      NEW JERSEY
                                                                 ULTRASHORT       TAX-FREE         TAX-FREE         TAX-FREE
                                                                 MUNICIPAL         INCOME           INCOME           INCOME
                                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                              --------------- ---------------- ---------------- ----------------
Capital paid-in .............................................  $ 46,304,112    $ 427,681,346    $ 673,399,018    $ 182,882,927
End of period undistributed net investment income
 (distributions in excess of net investment income) .........             -          411,169        1,789,206         (536,553)
Accumulated net realized loss on investment transactions,
 futures contracts and swap contracts .......................       (34,465)     (21,203,777)     (44,092,724)      (7,387,602)
Net unrealized appreciation (depreciation) on investment
 transactions, futures contracts and swap contracts .........       (66,342)      20,922,298       58,640,973       14,027,505
                                                               ------------    -------------    -------------    -------------
                                                               $ 46,203,305    $ 427,811,036    $ 689,736,473    $ 188,986,277
                                                               ============    =============    =============    =============

                                                                      OHIO             DELAWARE          KENTUCKY
                                                                    TAX-FREE           TAX-FREE          TAX-FREE
                                                                     INCOME             INCOME            INCOME
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                ----------------   ---------------   ---------------
Capital paid-in .............................................    $ 110,746,346      $ 86,661,846      $ 86,905,611
End of period undistributed net investment income
 (distributions in excess of net investment income) .........          258,189          (190,807)         (240,247)
Accumulated net realized loss on investment transactions,
 futures contracts and swap contracts .......................       (3,274,587)       (2,384,488)       (5,171,077)
Net unrealized appreciation on investment transactions,
 futures contracts and swap contracts .......................       10,434,322         6,365,680         8,080,242
                                                                 -------------      ------------      ------------
                                                                 $ 118,164,270      $ 90,452,231      $ 89,574,529
                                                                 =============      ============      ============

(G) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the
Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gains distributions for the year ended September 30, 2004.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.
The following permanent differences as of September 30, 2004, attributable to market discount, were reclassified to the following accounts:

                                                                                               INCREASE
                                                                             INCREASE         (DECREASE)
                                                                            ACCUMULATED     UNDISTRIBUTED
                                                           DECREASE        NET REALIZED     NET INVESTMENT
                                                       PAID IN-CAPITAL         GAIN             INCOME
                                                      -----------------   --------------   ---------------
   Tax-Free Income Portfolio ......................       $       -           $ 7,055         $  (7,055)
   Pennsylvania Tax-Free Income Portfolio .........               -             1,180            (1,180)
   New Jersey Tax-Free Income Portfolio ...........         (47,469)            3,085            44,384
   Delaware Tax-Free Income Portfolio .............               -             2,866            (2,866)
   Kentucky Tax-Free Income Portfolio .............         (13,370)           11,313             2,057

64

                                BLACKROCK FUNDS

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                           TAX-FREE      ORDINARY         TOTAL
                                                            INCOME        INCOME      DISTRIBUTIONS
                                                        -------------   ----------   --------------
   UltraShort Municipal Portfolio
    For the period 3/03/041 through 9/30/04 .........    $   228,525     $      -     $   228,525
   Tax-Free Income Portfolio
    9/30/04 .........................................     18,475,728            -      18,475,728
    9/30/03 .........................................     17,537,914          156      17,538,070
   Pennsylvania Tax-Free Income Portfolio
    9/30/04 .........................................     35,861,484       14,600      35,876,084
    9/30/03 .........................................     40,283,335       25,860      40,309,195
   New Jersey Tax-Free Income Portfolio
    9/30/04 .........................................      8,362,368       47,469       8,409,837
    9/30/03 .........................................      8,236,488       18,252       8,254,740
   Ohio Tax-Free Income Portfolio
    9/30/04 .........................................      5,272,616            -       5,272,616
    9/30/03 .........................................      5,946,203            -       5,946,203
   Delaware Tax-Free Income Portfolio
    9/30/04 .........................................      3,997,046            -       3,997,046
    9/30/03 .........................................      4,237,566            -       4,237,566
   Kentucky Tax-Free Income Portfolio
    9/30/04 .........................................      4,721,493       44,470       4,765,963
    9/30/03 .........................................      6,401,898      273,702       6,675,600

1 Commencement of operations.

     As of September 30, 2004, the components of distributable
earnings/(accumulated losses) were as follows:

                                                       UNDISTRIBUTED         CAPITAL            POST-
                                                          TAX-FREE            LOSS             OCTOBER
                                                           INCOME         CARRYFOWARDS          LOSSES
                                                      ---------------   ----------------   ---------------
   UltraShort Municipal Portfolio .................      $   42,303      $     (34,465)     $          -
   Tax-Free Income Portfolio ......................       1,806,319        (16,299,225)       (5,431,890)
   Pennsylvania Tax-Free Income Portfolio .........       4,101,196        (35,578,948)       (9,314,980)
   New Jersey Tax-Free Income Portfolio ...........               -         (6,962,184)         (689,194)
   Ohio Tax-Free Income Portfolio .................         543,182         (2,750,555)         (663,368)
   Delaware Tax-Free Income Portfolio .............          83,751         (1,888,872)         (535,596)
   Kentucky Tax-Free Income Portfolio .............               -         (5,135,484)         (149,472)

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with
Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2004, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                                   EXPIRING SEPTEMBER 30
                                             -----------------------------------------------------------------
                                                 2008         2009         2010          2011         2012         TOTAL
                                             ------------ ------------ ------------ ------------- ------------ -------------
    UltraShort Municipal Portfolio ......... $       -    $       -    $       -    $        -    $  34,465    $   34,465
    Tax-Free Income Portfolio .............. 3,717,571    1,756,215            -     3,984,021    6,841,418    16,299,225
    Pennsylvania Tax-Free Income
     Portfolio ............................. 3,981,394    7,641,061    8,626,794    15,329,699            -    35,578,948
    New Jersey Tax-Free Income
     Portfolio .............................   733,444    2,652,175      162,686     2,530,579      883,300     6,962,184
    Ohio Tax-Free Income Portfolio .........    41,989            -            -     1,883,560      825,006     2,750,555

                                               65

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                                 EXPIRING SEPTEMBER 30
                             --------------------------------------------------------------
                                 2008         2009        2010         2011         2012        TOTAL
                             ------------ ------------ ---------- ------------- ----------- -------------
    Delaware Tax-Free Income
     Portfolio ............. $  83,140    $       -    $     -    $1,312,264    $493,468    $1,888,872
    Kentucky Tax-Free Income
     Portfolio ............. 1,006,045    1,556,368    129,603     2,443,468           -     5,135,484

(H) Subsequent Events

     On August 25, 2004, BlackRock, Inc., the parent of BlackRock Advisors,
Inc., the Portfolios' investment adviser, entered into an agreement with
MetLife, Inc.(Reg. TM) ("MetLife") to acquire SSRM Holdings, Inc., the parent of State Street Research & Management Company ("SSRM"), the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is proposed that most of the State Street Research mutual funds will be combined with certain Portfolios of the Fund, including the Money Market, High
Yield Bond, Intermediate Government Bond, Large Cap Value Equity, Mid-Cap Value
Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios (the "Fund
Reorganizations"), subject in each case to approval by the shareholders of the relevant State Street Research mutual fund. These Fund Reorganizations are expected to be completed in early 2005 and are scheduled to close contemporaneously with BlackRock, Inc.'s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. In the event that BlackRock, Inc. does not complete its proposed acquisition of SSRM Holdings, Inc. for any reason, the Fund
Reorganizations will not take place.

66

                                BLACKROCK FUNDS
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of UltraShort
Municipal, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free
Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free
Income Portfolios [seven of the forty-four portfolios constituting BlackRock
Funds (the "Fund"), collectively the "Portfolios"], as of September 30, 2004 and the related statements of operations, statements of changes in net assets and the financial highlights for the period in the year then ended. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Portfolios for the year ended
September 30, 2003 and the financial highlights of the Portfolios for the periods ended September 30, 2003, September 30, 2002, September 30, 2001 and
September 30, 2000 were audited by other auditors whose report, dated November
26, 2003, expressed an unqualified opinion on those financial statements and financial highlights. Such auditors reported on the aforementioned periods prior to the restatement described in Note B.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

We also audited the adjustments described in Note B that were applied to restate the financial highlights of the portfolios named for the period ended September
30, 2002. In our opinion, such adjustments are appropriate and have been properly applied.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the
Portfolios as of September 30, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 24, 2004

                                                                              67

                                BLACKROCK FUNDS
                                FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                       TERM OF
                       POSITION(S)    OFFICE(2)
    NAME, ADDRESS,      HELD WITH    AND LENGTH
         AGE               FUND        OF TIME
                INTERESTED TRUSTEES
 Laurence D. Fink(1)  Trustee and   Since 2000
 BlackRock, Inc.      President
 40 E. 52nd Street
 New York, NY 10022
 Age: 51

                                                               NUMBER OF        OTHER
                                                              PORTFOLIOS    DIRECTORSHIPS    TOTAL FUND
                                                                IN FUND       OF PUBLIC     COMPENSATION
                                                                COMPLEX       COMPANIES       FOR THE
    NAME, ADDRESS,            PRINCIPAL OCCUPATION(S)          OVERSEEN        HELD BY      YEAR ENDING
         AGE                  DURING PAST FIVE YEARS          BY TRUSTEE       TRUSTEE        9/30/04
                                            INTERESTED TRUSTEES
 Laurence D. Fink(1)  Director, Chairman and Chief               44       Director,             N/A
 BlackRock, Inc.      Executive Officer of BlackRock, Inc.                BlackRock, Inc.
 40 E. 52nd Street    since its formation in 1998 and of
 New York, NY 10022   BlackRock, Inc.'s predecessor
 Age: 51              entities since 1988; Chairman of the
                      Management Committee; formerly,
                      Managing Director of the First
                      Boston Corporation, Member of its
                      Management Committee, Co-head of
                      its Taxable Fixed Income Division
                      and Head of its Mortgage and Real
                      Estate Products Group; Chairman of
                      the Board of Nomura BlackRock
                      Asset Management and several of
                      BlackRock's alternative investment
                      vehicles; Director of several of
                      BlackRock's offshore funds;
                      Co-Chairman of the Board of
                      Trustees of Mount Sinai-NYU;
                      Co-Chairman of the Board of
                      Trustees of NYU Hospitals Center;
                      and a Member of the Board of
                      Trustees of NYU, Member of the
                      Board of Executives of the New York
                      Stock Exchange, Trustee of the
                      American Folk Art Museum.

68

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONTINUED)

                                                 TERM OF
                                POSITION(S)     OFFICE(2)
       NAME, ADDRESS,            HELD WITH     AND LENGTH
             AGE                   FUND          OF TIME
                   DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaTrustee and      Since 2001
 Covington & Burling         Chairman of
 1201 Pennsylvania Avenue,   the Nominating
 NW                          Committee
 Washington, DC 20004
 Age: 61
 Robert M. Hernandez         Trustee, Vice    Since 1996
 c/o BlackRock Funds         Chairman of
 100 Bellevue Parkway        the Board and
 Wilmington, DE 19809        Chairman of
 Age: 60                     the Audit
                             Committee
 Matina S. Horner, Ph.D(3)   Trustee and      Since 2004
 75 Cambridge Pkwy.          Chairperson of
 Cambridge, MA 02142         the Governance
 Age: 65                     Committee
 David R. Wilmerding, Jr.    Trustee and      Since 1996
 Rosemont Business Campus    Chairman of
 Building One, Suite 100     the Board
 919 Conestoga Road
 Rosemont, PA 19010
 Age: 69

                                                                       NUMBER OF            OTHER
                                                                      PORTFOLIOS        DIRECTORSHIPS        TOTAL FUND
                                                                        IN FUND           OF PUBLIC         COMPENSATION
                                                                        COMPLEX           COMPANIES           FOR THE
       NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)           OVERSEEN            HELD BY          YEAR ENDING
             AGE                      DURING PAST FIVE YEARS          BY TRUSTEE           TRUSTEE            9/30/04
                                                  DISINTERESTED TRUSTEES
 Honorable Stuart E. EizenstaPartner, Covington & Burling (law       44           Director, Mirant         $112,300
 Covington & Burling         firm) (2001-Present); Sr. Advisor                    Corporation; Advisory
 1201 Pennsylvania Avenue,   Kissinger McLarty Associates;                        Board member, The
 NW                          Deputy Secretary of the Treasury                     Coca-Cola Company;
 Washington, DC 20004        (1999-2001), Under Secretary of                      Advisory Board
 Age: 61                     State for Economic, Business and                     member, Group
                             Agricultural Affairs (1997-1999);                    Menatep.
                             Chairman, International Board of
                             Governors, Weizmann Institute of
                             Science.
 Robert M. Hernandez         Retired; Director of USX Corporation    44           Director, ACE Limited    $122,300
 c/o BlackRock Funds         (a diversified company principally                   (insurance company);
 100 Bellevue Parkway        engaged in energy and steel                          Director and Chairman
 Wilmington, DE 19809        businesses), 1991 to 2001; Vice                      of the Board, RTI
 Age: 60                     Chairman and Chief Financial Officer                 International Metals,
                             1994-2001, Executive Vice President                  Inc.; Director, Eastman
                             - Accounting and Finance and Chief                   Chemical Company.
                             Financial Officer from 1991 to 1994.
 Matina S. Horner, Ph.D(3)   President Emerita, Radcliffe College,   44           Director and Audit       $      0
 75 Cambridge Pkwy.          former Executive Vice President of                   Committee Chair for
 Cambridge, MA 02142         TIAA/CREF, Chair of MGH Institute of                 NSTAR, Director of
 Age: 65                     Health Professions Board, Chair of                   Neiman Marcus Group
                             Greenwall Foundation Board, Trustee
                             of Century Foundation Board.
 David R. Wilmerding, Jr.    Chairman, Wilmerding & Associates,       45(4)                                $117,300
 Rosemont Business Campus    Inc. (investment advisers) since
 Building One, Suite 100     1989; Director, Beaver Management
 919 Conestoga Road          Corporation (land management
 Rosemont, PA 19010          corporation); Managing General
 Age: 69                     Partner, Chestnut Street Exchange
                             Fund; Director Emeritus, The Mutual
                             Fire, Marine and Inland Insurance
                             Company.

                                               69

                                BLACKROCK FUNDS
                          FUND MANAGEMENT (CONCLUDED)

                                                    TERM OF                                                         TOTAL FUND
                                                   OFFICE(2)                                                       COMPENSATION
                                   POSITION(S)     AND LENGTH                                                        FOR THE
         NAME, ADDRESS,             HELD WITH       OF TIME                  PRINCIPAL OCCUPATION(S)               YEAR ENDING
              AGE                     FUND           SERVED                  DURING PAST FIVE YEARS                  9/30/04
                                                  OFFICERS WHO ARE NOT TRUSTEES
     Paul Audet                 Treasurer        Since 2002    Managing Director and Chief Financial Officer of        N/A
     BlackRock, Inc.                                           BlackRock, Inc. since 1998; Treasurer of
     40 E. 52nd Street                                         BlackRock Liquidity Funds since 2001; Senior
     New York, NY 10022                                        Vice President of PNC Bank Corp. from 1991 to
     Age: 51                                                   1998.
     Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. since May            N/A
     BlackRock, Inc.                             (previously   2000; First Vice President and Operating
     40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
     New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
     Age: 42                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                                 since         First Vice President, Emerging Markets Fixed
                                                 2000)         Income Research (1994-1995), Merrill Lynch &
                                                               Co.
     Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                 N/A
     BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
     40 E. 52nd Street          Officer and                    Inc. since 2004; Managing Director (since
     New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
     Age: 45                    Laundering                     Inc.; Compliance Officer at Moore Capital
                                Compliance                     Management from 1995 to 1998.
                                Office
     Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund              N/A
     PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC since
     301 Bellevue Parkway                                      2003. Vice President and Director of Mutual
     Wilmington, DE 19809                                      Fund Accounting and Administration, PFPC Inc.
     Age: 40                                                   since November 1997; Assistant Vice President,
                                                               PFPC Inc. from March 1997 to November 1997;
                                                               Senior Accounting Officer, PFPC Inc. from
                                                               March 1993 to March 1997.
     Brian P. Kindelan          Secretary        Since 1997    Director and Senior Counsel (since January              N/A
     BlackRock Advisors, Inc.                                  2001), and Vice President and Senior Counsel
     100 Bellevue Parkway                                      (1998-2000), BlackRock Advisors, Inc.; Senior
     Wilmington, DE 19809                                      Counsel, PNC Bank Corp. from May 1995 to
     Age: 45                                                   April 1998.
     Vincent Tritto             Assistant        Since 2003    Director and Assistant Secretary of BlackRock,          N/A
     BlackRock, Inc.            Secretary                      Inc. since 2002. Formerly, Executive Director
     40 E. 52nd Street                                         (2000-2002) and Vice President (1998-2000),
     New York, NY 10022                                        Morgan Stanley & Co. Incorporated and
     Age: 43                                                   Morgan Stanley Asset Management Inc. and
                                                               officer of various Morgan Stanley-sponsored
                                                               investment vehicles; Counsel (1998) and
                                                               Associate (1988-1997), Rogers & Wells LLP,
                                                               New York, NY.

(1) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(2) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
    Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
    Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
    Declaration of Trust.
(3) On September 10, 2004, the Board of Trustees accepted the resignation of
    Dr. Judith Rodin from the Board and appointed Matina Horner as a Trustee.
(4) Includes 44 Portfolios of the Fund and one Portfolio of Chestnut Street
    Exchange Fund, which is managed by BlackRock Financial Management, Inc.
    and BlackRock Institutional Management Corporation.

70

                                BLACKROCK FUNDS
                             ADDITIONAL INFORMATION

(A)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an
   internal audit supporting service provider by The PNC Financial Services
   Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

   The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
   LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on
   November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                              71

                                BLACKROCK FUNDS

Investment Adviser

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Sub-Adviser

     BlackRock Financial Management, Inc.

     New York, New York 10022

Custodian

     PFPC Trust Co.

     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

     PFPC Inc.

     Wilmington, Delaware 19809

Distributor

     BlackRock Distributors, Inc.

     King of Prussia, Pennsylvania 19406

Co-Administrator

     BlackRock Advisors, Inc.

     Wilmington, Delaware 19809

Counsel

     Simpson Thacher & Bartlett LLP

     New York, New York 10017

Independent Registered Public Accountant

     Deloitte & Touche LLP

     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at
http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Commencing in the fiscal year ended September 30, 2005, the Fund will file its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Fund's Form
N-Q, when available, may be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information regarding the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's
Form N-Q, when available, may also be obtained, upon request, by calling (800)
441-7762.

                                BLACKROCK FUNDS
                                 FUND SPECTRUM

 BlackRock Funds is a leading mutual fund company currently managing approximately $16 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Large Cap Value Equity                Small Cap Growth Equity
   Large Cap Growth Equity               U.S. Opportunities
   Dividend AchieversTM                  Global Science & Technology Opportunities
   Mid-Cap Value Equity                  International Equity
   Mid-Cap Growth Equity                 International Opportunities
   Small Cap Value Equity                Select Equity
   Small Cap Core Equity                 Index Equity
STOCK & BOND PORTFOLIOS
--------------------------------------
   Balanced
BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                       Government Income
   Low Duration Bond                     Inflation Protected Bond
   Intermediate Government Bond          GNMA
   Intermediate Bond                     Managed Income
   Intermediate PLUS Bond                International Bond
   Core Bond Total Return                High Yield Bond
   Core PLUS Total Return
TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                  Ohio Tax-Free Income
   Tax-Free Income                       Delaware Tax-Free Income
   Pennsylvania Tax-Free Income          Kentucky Tax-Free Income
   New Jersey Tax-Free Income
MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                          North Carolina Municipal Money Market
   U.S. Treasury Money Market            Ohio Municipal Money Market
   Municipal Money Market                Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market     Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share
Class investors should call 1-800-441-7450. You can also reach us on the web at
www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the
Fund involve investment risks, including the possible loss of the principal amount invested.
[GRAPHIC OMITTED]

 BND-ANNUAL

FIXED INCOME  LIQUIDITY  EQUITIES  ALTERNATIVESBLACKROCK SOLUTIONS BlackRock
Funds

Strategic Portfolio I

Annual Report to Shareholders

September 30, 2004

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         BLACKROCK STRATEGIC PORTFOLIO I

Total Net Assets (9/30/04): $67.3 million

Performance Benchmark

     Citigroup Non-U.S. World Government Bond Index (Hedged)

Investment Approach

     Seeks to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S.
dollar.

Recent Portfolio Management Activity

     . Note: On January 28, 2004, the Portfolio changed its benchmark from the
Lehman Brothers U.S. Aggregate Index to the Citigroup Non-U.S. World Government
Bond Index (Hedged).

     . The Portfolio underperformed both the Citigroup Non-U.S. World Government
Index and the Lehman Brothers U.S. Aggregate Index for the year ended September
30, 2004. During the fourth quarter of 2003 and first quarter of 2004, Canadian bond yields declined as the Bank of Canada eased on three occasions amid indications of slowing economic growth. The Portfolio maintained an allocation to Canadian government bonds. In Europe, yields generally tracked higher during this timeframe. Although inflation remained at or below central bank targets, signs of growth came from the manufacturing sector and business confidence improved. The ECB kept rates at 2% for the fourth quarter of 2003. As yields improved, the Portfolio's allocation to European bonds benefited performance.
Outside of the EMU, strength in the Swedish Krona exacerbated the improving inflation trend, increasing the chances of an independent Riksbanks ease. The fund maintained a position in Swedish Treasuries. The Portfolio's exposure to intermediate maturity Hungarian government bonds contributed to the Portfolio's outperformance. Despite low inflation, a strong Euro, and a worsening employment situation, the ECB held rates at 2% throughout the first quarter of 2004.

     . In the second and third quarters of 2004, the ECB commented repeatedly that the economic recovery in Euroland remained intact, but concerns persisted over ongoing sluggish economic conditions in Germany. Similar to the U.S., the market lowered expectations regarding the extent of the eventual ECB tightening.
With reversals in the economy and in monetary policy, Canadian bonds underperformed U.S. bonds in the third quarter of 2004. The Portfolio took advantage of this cheapening to reestablish an overweight position relative to the benchmark. The Portfolio maintains positions in Europe, Canada and Mexico.
In the latter, the Portfolio established a position in 5-year Mexican local currency bonds. The Bank of Mexico has begun tightening monetary policy through a series of rate hikes. Higher oil prices contribute to greater revenue, boosting overall positive fiscal fundamentals.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC
  PORTFOLIO I, THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) AND
            THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional     Citigroup Non-U.S. World Government Index (Hedged)     Lehman Brothers U.S. Aggregate Index
                 -------------     --------------------------------------------------     ------------------------------------
10/06/1997          $ 10,000                            $ 10,000                                        $ 10,000
12/31/1997            10,141                              10,203                                          10,239
03/31/1998            10,303                              10,515                                          10,397
06/30/1998            10,515                              10,758                                          10,640
09/30/1998            11,084                              11,319                                          11,089
12/31/1998            11,136                              12,381                                          11,127
03/31/1999            11,131                              11,590                                          11,070
06/30/1999            11,164                              11,517                                          10,973
09/30/1999            11,290                              11,572                                          11,048
12/31/1999            11,349                              11,708                                          11,034
03/31/2000            11,478                              11,962                                          11,278
06/30/2000            11,786                              12,179                                          11,474
09/30/2000            12,245                              12,378                                          11,820
12/31/2000            13,268                              12,834                                          12,317
03/31/2001            13,709                              13,186                                          12,691
06/30/2001            13,542                              13,236                                          12,762
09/30/2001            14,144                              13,524                                          13,351
12/31/2001            14,448                              13,617                                          13,357
03/31/2002            14,484                              13,563                                          13,369
06/30/2002            15,350                              13,869                                          13,863
09/30/2002            15,521                              14,326                                          14,499
12/31/2002            16,037                              14,550                                          14,727
03/31/2003            16,070                              14,742                                          14,932
06/30/2003            16,490                              14,935                                          15,305
09/30/2003            16,512                              14,819                                          15,283
12/31/2003            16,566                              14,823                                          15,331
03/31/2004            16,949                              15,071                                          15,739
06/30/2004            16,612                              14,909                                          15,354
09/30/2004            16,956                              15,263                                          15,845

                      FOR PERIOD ENDING SEPTEMBER 30, 2004

     Strategic Portfolio I - Average Annual Return
   1 Year        3 Year       5 Year      From Inception
------------   ----------   ----------   ---------------
  2.69%            6.23%        8.47%          7.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary. On January 28, 2004, the Portfolio changed its benchmark from the Lehman Brothers U.S. Aggregate Index to the
Citigroup Non-U.S. World Government Bond Index (Hedged). The new benchmark more accurately reflects the universe of securities in which the Portfolio will invest.

                                                                               1

                         BLACKROCK STRATEGIC PORTFOLIO I

FUND PROFILE

 Credit Quality (% of
long-term investments)1
AAA           70.5%
AA             4.5
A             16.8
BBB            3.8
Unrated        4.4
             -----
  Total      100.0%
             =====

 Top Ten Countries (% of
  long-term investments)
United States    22.5%
France           19.7
Mexico           16.9
Germany          12.0
Sweden            8.8
Netherlands       4.9
Finland           4.8
Austria           4.6
Hungary           3.8
Spain             2.0
                -----
  Total         100.0%
                =====

1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.
2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

       Portfolio Statistics

Average maturity (years)       4.41
Effective Duration2            4.06

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2004 to September 30,
2004.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Expenses
                                                           Actual Expenses       (5% return before expenses)
                                                        ---------------------   ----------------------------
                                                         Institutional Class         Institutional Class
                                                        ---------------------   ----------------------------
Beginning Account Value (4/01/04)                           $   1,000.00                $   1,000.00
Ending Account Value (9/30/04)                                  1,000.40                    1,023.99
Expenses Incurred During Period (4/01/04 - 9/30/04)                 1.00                        1.01

For the Institutional share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period).

2

                                 BLACKROCK FUNDS
                             SCHEDULE OF INVESTMENTS
                         BLACKROCK STRATEGIC PORTFOLIO I

AS OF SEPTEMBER 30, 2004

                                   PAR
                     MATURITY     (000)        VALUE
                     ----------- ---------- -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.1%
  Federal Home Loan Mortgage Corp.
      4.62%
  (Cost $13,891,186)                     02/15/07     $  11,625   $  15,018,853
                                                                  -------------
FOREIGN BONDS - 76.1%
Austria - 4.5%
  Austria Government Bonds
      4.00%                              07/15/09         2,400       3,071,040
                                                                  -------------
Finland - 4.7%
  Finland Government Bonds
      5.00%                              04/25/09         2,400       3,199,066
                                                                  -------------
France - 19.3%
  France Obligations
Assimilables de Tresor
      4.00%                              10/25/13         1,400       1,744,110
  French Treasury Notes
      3.50%                              07/12/09         9,100      11,399,893
                                                                  =============
                                                                     13,144,003
                                                                  -------------
Germany - 11.8%
  Bundesobligation
      3.25%(b)                           04/17/09         6,035       7,501,644
  Bundesrepublic Deutschland
      6.25%                              01/04/24           325         493,258
                                                                  =============
                                                                      7,994,902
                                                                  -------------
Hungary - 3.7%
  Hungary Government Bonds
      6.25%                              06/12/08       562,000      2,530,776
                                                                  -------------
Mexico - 16.6%
  Mexican Fixed Rate Bonds
      8.00%                              12/24/08        30,620       2,610,155
      9.00%                              12/24/09       101,546       8,679,092
                                                                  =============
                                                                     11,289,247
                                                                  -------------
Netherlands - 4.8%
  Netherlands Government Bonds
      2.75%                              01/15/09         2,700       3,294,023
                                                                  -------------
Spain - 2.0%
  Bonos y Obligation del
Estado
      6.00%                              01/31/08         1,000       1,359,784
                                                                  -------------
Sweden - 8.7%
  AB Spintab
      6.00%                              04/20/09        20,000       2,975,028
  Statens Bostadsfinansier
      5.50%                              12/17/08        20,000       2,915,579
                                                                  =============
                                                                      5,890,607
                                                                  -------------
TOTAL FOREIGN BONDS
  (Cost $49,989,557)                                                 51,773,448
                                                                  -------------

                                                        NUMBER
                                                      OF SHARES       VALUE
                                                      ---------   -------------
SHORT TERM INVESTMENTS - 1.8%
  Galileo Money Market Fund
  (Cost $1,235,589)                                   1,235,589   $   1,235,589
                                                                  -------------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $65,116,332(a))                                           $  68,027,890
                                                                  =============

-------------------
(a)  Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                               $   5,448,054
      Gross unrealized depreciation                                 (2,536,496)
                                                                  -------------
                                                                  $   2,911,558
                                                                  =============

(b)  Securities, or a portion thereof, with a market value of $3,806,861 have been pledged as collateral for reverse repurchase agreements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               3

                                 BLACKROCK FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                         BLACKROCK STRATEGIC PORTFOLIO I

SEPTEMBER 30, 2004

ASSETS
 Investments at value (Cost $65,116,332).................................     $  68,027,890
 Cash denominated in foreign currencies (Cost $1,142,740)................         1,145,054
 Collateral received for future contracts1 ..............................           100,000
 Interest receivable ....................................................         1,504,998
 Investments sold receivable ............................................           690,900
 Prepaid expenses .......................................................             2,615
 Unrealized appreciation on forward foreign currency contracts ..........           312,528
 Unrealized appreciation on foreign currency spot contracts .............             1,114
 Futures margin receivable ..............................................             2,855
                                                                              =============
    TOTAL ASSETS ........................................................        71,787,954
                                                                              -------------
LIABILITIES
 Reverse repurchase agreements payable ..................................         3,720,991
 Administrative fees payable ............................................             5,300
 Transfer agent fees payable ............................................             1,333
 Other accrued expenses payable .........................................            22,733
 Unrealized depreciation on forward foreign currency contracts ..........           727,701
                                                                              =============
    TOTAL LIABILITIES ...................................................         4,478,058
                                                                              -------------
NET ASSETS (Applicable to 7,694,474 Institutional shares outstanding) ...     $  67,309,896
                                                                              =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($67,309,896/7,694,474).........................     $        8.75
                                                                              =============

---------
1    Cash received as collateral on 25 long Euro BOBL 5yr future contracts expiring December 2004. The value of such contracts on September 30, 2004 was $3,462,465, with an unrealized gain of $9,926.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

4

                                 BLACKROCK FUNDS
                             STATEMENT OF OPERATIONS
                         BLACKROCK STRATEGIC PORTFOLIO I

FOR THE YEAR ENDED SEPTEMBER 30, 2004

Investment income:
 Interest ...............................................................     $   3,385,117
                                                                              -------------
Expenses:
 Investment advisory fee ................................................           160,571
 Administration fee .....................................................           184,656
 Custodian fee ..........................................................            32,298
 Transfer agent fee .....................................................            20,248
 Legal and audit ........................................................            19,232
 Printing ...............................................................             1,301
 Trustees' fees .........................................................             2,151
 Other ..................................................................             2,663
                                                                              -------------
   Total expenses excluding interest expense ............................           423,120
    Interest expense ....................................................           147,571
                                                                              -------------
   Total expenses .......................................................           570,691
                                                                              -------------
    Less investment advisory and administration fees waived .............          (237,098)
                                                                              -------------
   Net expenses .........................................................           333,593
                                                                              -------------
Net investment income ...................................................         3,051,524
                                                                              -------------
Realized and unrealized gain (loss) on investments and foreign currency transactions: Net realized gain (loss) from:
   Investment transactions (net of foreign taxes) .......................           201,889
   Futures contracts ....................................................             9,917
   Foreign currency related transactions ................................          (860,401)
                                                                              -------------
                                                                                   (648,595)
                                                                              -------------
 Change in unrealized appreciation from:
   Investments (net of foreign taxes) ...................................        (1,243,757)
   Futures contracts ....................................................             9,926
   Foreign currency related transactions ................................           933,955
                                                                              -------------
                                                                                   (299,876)
                                                                              -------------
Net loss on investments and foreign currency transactions ...............          (948,471)
                                                                              -------------
Net increase in net assets resulting from operations ....................      $  2,103,053
                                                                              =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               5

                                 BLACKROCK FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS
                         BLACKROCK STRATEGIC PORTFOLIO I

                                                                            FOR THE             FOR THE
                                                                           YEAR ENDED          YEAR ENDED
                                                                             9/30/04            9/30/03
                                                                          --------------     --------------
Increase in net assets:
 Operations:
  Net investment income ..............................................    $   3,051,524      $   1,389,333
  Net realized loss on investments, futures contracts and foreign
   currency related transactions .....................................         (648,595)          (712,711)
  Net unrealized gain on investments, futures contracts and foreign
   currency related transactions .....................................         (299,876)         1,659,517
                                                                          -------------      -------------
  Net increase in net assets resulting from operations ...............        2,103,053          2,336,139
                                                                          -------------      -------------
Distributions to shareholders from:
  Net investment income ..............................................       (1,724,257)        (2,261,168)
  Capital ............................................................       (1,327,267)                 -
                                                                          -------------      -------------
  Total distributions to shareholders ................................       (3,051,524)        (2,261,168)
                                                                          -------------      -------------
Capital share transactions:
  Shares sold ........................................................       48,655,002         30,283,765
  Shares issued in reinvestment of dividends .........................        3,172,537          2,265,732
  Shares redeemed ....................................................      (39,691,524)        (7,755,256)
                                                                          -------------      -------------
                                                                             12,136,015         24,794,241
                                                                          -------------      -------------
  Total increase in net assets .......................................       11,187,544         24,869,212
                                                                          -------------      -------------
Net assets:
  Beginning of year ..................................................       56,122,352         31,253,140
                                                                          -------------      -------------
  End of year ........................................................    $  67,309,896      $  56,122,352
                                                                          =============      =============
End of year distributions in excess of net investment income .........    $    (414,076)     $  (1,032,186)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

                                 BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       FOR THE     FOR THE
                                                                     YEAR ENDED   YEAR ENDED
                                                                       9/30/04     9/30/03
                                                                    ------------ ------------
Per share operating performance:
Net asset value, beginning of year ................................   $   8.85     $   8.87
                                                                      --------     --------
 Net investment income ............................................      0.331         0.42
 Net realized and unrealized gain (loss) on investments ...........      (0.10)        0.13
                                                                      --------     --------
  Net increase from investment operations .........................       0.23         0.55
                                                                      --------     --------
 Distributions from net investment income .........................      (0.16)       (0.57)
 Distributions from net realized gains ............................          -            -
 Distributions from capital .......................................      (0.17)           -
                                                                      --------     ----- --
  Total distributions .............................................      (0.33)       (0.57)
                                                                      --------     --------
 Net asset value, end of year .....................................   $   8.75     $   8.85
                                                                      ========     ========
Total Return ......................................................       2.69%        6.39%
Ratios / Supplemental data
Net assets, end of year (in thousands) ............................   $ 67,310     $ 56,122
Ratio of expenses to average net assets ...........................       0.42%        0.26%
Ratio of expenses to average net assets (excluding interest
 expense) .........................................................       0.23%        0.26%
Ratio of expenses to average net assets (excluding waivers) .......       0.71%        0.50%
Ratio of net investment income to average net assets ..............       3.80%        3.89%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................       3.51%        3.65%
Portfolio turnover ................................................        203%         235%

                                                                       FOR THE      FOR THE     FOR THE
                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                       9/30/02      9/30/01     9/30/00
                                                                    ------------ ------------ -----------
Per share operating performance:
Net asset value, beginning of year ................................   $   9.20      $  8.63     $   8.51
                                                                      --------      -------     --------
 Net investment income ............................................       0.42         0.72         0.57
 Net realized and unrealized gain (loss) on investments ...........       0.40         0.58         0.12
                                                                      --------      -------     --------
  Net increase from investment operations .........................       0.82         1.30         0.69
                                                                      --------      -------     --------
 Distributions from net investment income .........................      (1.15)       (0.65)       (0.57)
 Distributions from net realized gains ............................          -        (0.08)           -
 Distributions from capital .......................................          -            -            -
                                                                      --------     --------     --------
  Total distributions .............................................      (1.15)       (0.73)       (0.57)
                                                                      --------     --------     --------
 Net asset value, end of year .....................................   $   8.87      $  9.20     $   8.63
                                                                      ========     ========     ========
Total Return ......................................................       9.74%       15.51%        8.46%
Ratios / Supplemental data
Net assets, end of year (in thousands) ............................   $ 31,253     $ 33,297     $ 29,367
Ratio of expenses to average net assets ...........................       0.85%        0.27%        0.26%
Ratio of expenses to average net assets (excluding interest
 expense) .........................................................       0.26%        0.26%        0.26%
Ratio of expenses to average net assets (excluding waivers) .......       1.15%        0.60%        0.68%
Ratio of net investment income to average net assets ..............       4.73%        5.82%        6.67%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................       4.43%        5.49%        6.25%
Portfolio turnover ................................................        180%         189%         324%

---------
1    Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               7

                                 BLACKROCK FUNDS
                          NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988 as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 investment portfolios. These financial statements relate to the
Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

     Investment Valuation - Valuation of investments held by each Bond Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees;
an option or futures contract is valued at the last sales price prior to 4:00
p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value ("Fair Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board of Trustees.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

     Dividends to Shareholders: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S.dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or
Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do

8

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the
Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2004, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                            UNREALIZED
                                                                                                             FOREIGN
                                                                                           VALUE AT          EXCHANGE
 SETTLEMENT DATE   CURRENCY AMOUNT           CURRENCY SOLD          CONTRACT AMOUNT   SEPTEMBER 30, 2004       LOSS
----------------- ----------------- ------------------------------ ----------------- -------------------- -------------
     10/22/04         101,414,091   Mexican Peso .................    $  8,806,028       $  8,873,383      $   (67,355)
     10/22/04          44,200,000   Swedish Krona ................       5,955,974          6,065,416         (109,442)
     10/25/04          44,839,328   European Currency Unit .......      55,410,453         55,669,447         (258,994)
     10/29/04       1,335,900,000   Hungarian Forint .............       6,379,342          6,671,252         (291,910)
                                                                      ------------       ------------      -----------
                                                                      $ 76,551,797       $ 77,279,498      $  (727,701)
                                                                      ============       ============      ===========

                                                                                                            UNREALIZED
                                                                                                             FOREIGN
                                                                                          VALUE AT           EXCHANGE
 SETTLEMENT DATE   CURRENCY AMOUNT        CURRENCY BOUGHT           CONTRACT AMOUNT   SEPTEMBER 30, 2004       GAIN
----------------- ----------------- ------------------------------ ----------------- --------------------  -----------
     10/22/04          5,055,000    Mexican Peso .................    $    440,782       $    442,295      $     1,513
     10/25/04          9,269,000    European Currency Unit .......      11,313,806         11,507,758          193,952
     10/29/04        837,767,992    Hungarian Forint .............       4,066,604          4,183,667          117,063
                                                                      ------------       ------------      -----------
                                                                      $ 15,821,192       $ 16,133,720      $   312,528
                                                                      ============       ============      ===========

     Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions: The Portfolio invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the
Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the
Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

                                                                               9

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Option Writing/Purchasing: The Portfolio may write or purchase financial options contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the
Portfolio writes or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at September 30, 2004.

     Financing Transactions: The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Estimates:The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
"generally accepted accounting principles" requires the use of management estimates. Actual results could differ from the estimates.

     Other: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolio may be inhibited.

(C) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Financial
Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services,
BlackRock, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock has contractually agreed to waive all of its advisory fees for the Portfolio until February 1, 2005, and may reimburse the Portfolio for certain operating expenses. For the year ended September 30, 2004, advisory fees and waiver for the Portfolio were as follows:

     GROSS                            NET
   ADVISORY                         ADVISORY
      FEE             WAIVER          FEE
--------------   ---------------   ---------
 $   160,571       $  (160,571)        $-

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services
Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio's
Institutional share class: 0.145% of the first $500 million, 0.135% of the next
$500 million and 0.125% of assets in excess of $1 billion.

10

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio's Institutional Share Class. For the year ended September 30, 2004, administration fees and waivers for the Portfolio were as follows:

      GROSS                               NET
 ADMINISTRATION                      ADMINISTRATION
       FEE             WAIVER             FEE
----------------   --------------   ---------------
   $   184,656       $  (76,527)       $ 108,129

     In addition, PFPC Trust Co., an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc.
serves as transfer and dividend disbursing agent. For the period 10/01/03 through 12/31/03 Institutional shares bore a Transfer Agent fee at an annual rate not to exceed .03% of the average daily net assets plus per account fees and disbursements. Effective 1/1/04, the transfer agent fee at an annual rate, will not exceed .018% of the average daily net assets plus per account fees and disbursements.

     As of the period ended September 30, 2004, affiliated payables were as follows:

                        STRATEGIC
                       ----------
PFPC(1) ..............    $10,043
BlackRock(2) .........         -

(1)  - payables to PFPC are for Accounting, Administration, Custody and Transfer
     Agent services provided as of September 30, 2004.
(2)  - payables to BlackRock are for Advisory and Administration services provided as of September 30, 2004.

(D) Purchase and Sales of Securities

     For the year ended September 30, 2004, purchases and sales of investment securities, other than short-term investments and government securities, were
$119,437,528 and $144,031,551 respectively. For the year ended September 30,
2004, purchases and sales of government securities were $63,593,542 and
$60,892,004 respectively.

(E) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                         FOR THE      FOR THE
                                                        YEAR ENDED   YEAR ENDED
                                                         9/30/04      9/30/03
                                                       ------------ -----------
     Shares Sold .....................................   5,536,840    3,440,828
     Shares issued in reinvestment of dividends ......     361,760      256,206
     Shares redeemed .................................  (4,547,851)    (875,984)
                                                       -----------  -----------
     Net increase ....................................   1,350,749    2,821,050
                                                        =========== ===========

     On September 30, 2004, five shareholders held approximately 66% of the outstanding shares of the Fund.

(F) At September 30, 2004, net assets consisted of:

     Capital paid-in .....................................         $ 65,686,038
     End of period distributions in excess of net investment inc       (414,076)
     Accumulated net realized loss on investment transactions,
      futures contracts and foreign currency related transactions .    (551,399)
     Net unrealized appreciation on investment transactions,
      futures contracts and foreign currency related transactions .   2,589,333
                                                                   ------------
                                                                   $ 67,309,896
                                                                   ============

(G) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in

                                                                              11

                                 BLACKROCK FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

the Statement of Changes in Net Assets are reported as ordinary income for
Federal tax purposes. There were no long-term capital gain distributions for the year ended September 30, 2004.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2004, attributable to realized foreign currency gains/(losses), bond bifurcation, and foreign futures realized gains/(losses) and return of capital were reclassified to the following accounts:

                                                   INCREASE        INCREASE
                                                  ACCUMULATED   UNDISTRIBUTED
                                  (DECREASE)     NET REALIZED   NET INVESTMENT
                               PAID-IN-CAPITAL       GAIN           INCOME
                              ----------------- -------------- ---------------
Strategic Portfolio I ......    $  (1,327,267)     $ 709,157      $ 618,110

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                   TAX
                                  ORDINARY        RETURN            TOTAL
                                   INCOME       OF CAPITAL      DISTRIBUTIONS
                              ---------------- --------------- --------------
Strategic Portfolio I
9/30/04 ................          $ 1,724,257    $ 1,327,267    $ 3,051,524
9/30/03 ................            2,261,168              -      2,261,168

     As of September 30, 2004, the components of distributable
earnings/(accumulated losses) were as follows:

                                      UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL           POST-
                                         ORDINARY       LONG-TERM         LOSS            OCTOBER
                                          INCOME       CAPITAL GAIN   CARRYFOWARDS        LOSSES
                                     --------------- --------------- -------------- ----------------
Strategic Portfolio I .........          $-              $-        $  (539,578)     $   (618,646)1

1    Includes Post-October currency losses of $606,825.

     Post-October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with
Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2004, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates.

                                               EXPIRING SEPTEMBER 30
                                 -----------------------------------------------
                                    2009        2010        2011        TOTAL
                                 ------------ ----------- ------------ ---------
Strategic Portfolio I .......    $ 225,015    $ 95,501    $ 219,062    $ 539,578

(H) Subsequent Events

     On August 25, 2004, BlackRock, Inc., the parent of BlackRock Advisors,
Inc., the Portfolios' investment adviser, entered into an agreement with
MetLife, Inc.(Reg. TM) ("MetLife") to acquire SSRM Holdings, Inc., the parent of
State Street Research & Management Company ("SSRM"), the investment adviser to the State Street Research mutual funds. In connection with the transaction, it is proposed that most of the State Street Research mutual funds will be combined with certain Portfolios of the Fund, including the Money Market, High Yield
Bond, Intermediate Government Bond, Large Cap Value Equity, Mid-Cap Value
Equity, Mid-Cap Growth Equity, Select Equity and Balanced Portfolios (the "Fund
Reorganizations"), subject in each case to approval by the shareholders of the relevant State Street Research mutual fund. These Fund Reorganizations are expected to be completed in early 2005 and are scheduled to close contemporaneously with BlackRock, Inc.'s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. In the event that BlackRock, Inc. does not complete its proposed acquisition of SSRM Holdings, Inc. for any reason, the Fund
Reorganizations will not take place.

12

                                 BLACKROCK FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities of
Strategic Portfolio I [one of the forty-four portfolios constituting BlackRock
Funds (the "Fund"), (the "Portfolio")], including the schedule of investments, as of September 30, 2004 and the related statements of operation, statement of changes in net assets and the financial highlights for the period in the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets of the Portfolio for the year ended September 30, 2003 and the financial highlights of the Portfolio for the periods ended September 30, 2003, September 30, 2002, September 30, 2001 and
September 30, 2000 were audited by other auditors whose report, dated November
26, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of September 30, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated
periods, in conformity with accounting principles generally accepted in the
United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
November 24, 2004

                                                                              13

                                 BLACKROCK FUNDS
                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7450.

                                                  TERM OF
                          POSITION(S)            OFFICE(2)
   NAME, ADDRESS,          HELD WITH            AND LENGTH
        AGE                   FUND               OF TIME
                      INTERESTED TRUSTEES
Laurence D. Fink(1)       Trustee and          Since 2000
BlackRock, Inc.           President
40 E. 52nd Street
New York, NY 10022
Age: 51

                                                                   NUMBER OF           OTHER
                                                                  PORTFOLIOS       DIRECTORSHIPS          TOTAL FUND
                                                                    IN FUND          OF PUBLIC           COMPENSATION
                                                                    COMPLEX          COMPANIES              FOR THE
   NAME, ADDRESS,                  PRINCIPAL OCCUPATION(S)          OVERSEEN          HELD BY             YEAR ENDING
        AGE                       DURING PAST FIVE YEARS           BY TRUSTEE         TRUSTEE              9/30/04
                                      INTERESTED TRUSTEES
Laurence D. Fink(1)          Director, Chairman and Chief              44         Director,                  N/A
BlackRock, Inc.              Executive Officer of BlackRock, Inc.                 BlackRock, Inc.
40 E. 52nd Street            since its formation in 1998 and of
New York, NY 10022           BlackRock, Inc.'s predecessor
Age: 51                      entities since 1988; Chairman of the
                             Management Committee; formerly,
                             Managing Director of the First
                             Boston Corporation, Member of its
                             Management Committee, Co-head of
                             its Taxable Fixed Income Division
                             and Head of its Mortgage and Real
                             Estate Products Group; Chairman of
                             the Board of Nomura BlackRock
                             Asset Management and several of
                             BlackRock's alternative investment
                             vehicles; Director of several of
                             BlackRock's offshore funds;
                             Co-Chairman of the Board of Trustees
                             of Mount Sinai-NYU; Co-Chairman of
                             the Board of Trustees of NYU
                             Hospitals Center; and a Member of
                             the Board of Trustees of NYU,
                             Member of the Board of Executives of
                             the New York Stock Exchange, Trustee
                             of the American Folk Art Museum.

14

                                 BLACKROCK FUNDS
                          FUND MANAGEMENT (CONTINUED)

                                                        TERM OF
                               POSITION(S)            OFFICE(2)
      NAME, ADDRESS,            HELD WITH            AND LENGTH
            AGE                   FUND                OF TIME
                  DISINTERESTED TRUSTEES
Honorable Stuart E. Eizensta    Trustee and          Since 2001
Covington & Burling             Chairman of
1201 Pennsylvania Avenue,       the Nominating
NW                              Committee
Washington, DC 20004
Age: 61
Robert M. Hernandez             Trustee, Vice        Since 1996
c/o BlackRock Funds             Chairman of
100 Bellevue Parkway            the Board and
Wilmington, DE 19809            Chairman of
Age: 60                         the Audit
                                Committee
Matina S. Horner, Ph.D(3)       Trustee and          Since 2004
75 Cambrige Pkwy.               Chairperson of
Cambrige, MA 02142              the Governance
Age:65                          Committee
David R. Wilmerding, Jr.        Trustee and          Since 1996
Rosemont Business Campus        Chairman of
Building One, Suite 100         the Board
919 Conestoga Road
Rosemont, PA 19010
Age: 69

                                                                       NUMBER OF          OTHER
                                                                      PORTFOLIOS      DIRECTORSHIPS        TOTAL FUND
                                                                        IN FUND         OF PUBLIC         COMPENSATION
                                                                        COMPLEX         COMPANIES           FOR THE
       NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)           OVERSEEN          HELD BY          YEAR ENDING
             AGE                      DURING PAST FIVE YEARS          BY TRUSTEE         TRUSTEE            9/30/04
                                           DISINTERESTED TRUSTEES
Honorable Stuart E. Eizensta Partner, Covington & Burling (law           44         Director, Mirant         $112,300
Covington & Burling          firm) (2001-Present); Sr. Advisor                      Corporation; Advisory
1201 Pennsylvania Avenue,    Kissinger McLarty Associates;                          Board member, The
NW                           Deputy Secretary of the Treasury                       Coca-Cola Company;
Washington, DC 20004         (1999-2001), Under Secretary of                        Advisory Board
Age: 61                      State for Economic, Business and                       member, Group
                             Agricultural Affairs (1997-1999);                      Menatep.
                             Chairman, International Board of
                             Governors, Weizmann Institute of
                             Science.
Robert M. Hernandez          Retired; Director of USX Corporation        44         Director, ACE Limited    $122,300
c/o BlackRock Funds          (a diversified company principally                     (insurance company);
100 Bellevue Parkway         engaged in energy and steel                            Director and Chairman
Wilmington, DE 19809         businesses), 1991 to 2001; Vice                        of the Board, RTI
Age: 60                      Chairman and Chief Financial Officer                   International Metals,
                             1994-2001, Executive Vice President                    Inc.; Director, Eastman
                             - Accounting and Finance and Chief                     Chemical Company.
                             Financial Officer from 1991 to 1994.
Matina S. Horner, Ph.D(3)    President Emerita, Radcliffe College,       44         Director and Audit       $      0
75 Cambrige Pkwy.            former Executive Vice President of                     Committee Chair for
Cambrige, MA 02142           TIAA/CREF, Chair of MGH Institute of                   NSTAR, Director of
Age:65                       Health Professions Board, Chair of                     Neiman Marcus Group
                             Greenwall Foundation Board, Trustee
                             of Century Foundation Board.
David R. Wilmerding, Jr.     Chairman, Wilmerding & Associates,          45(4)                               $117,300
Rosemont Business Campus     Inc. (investment advisers) since
Building One, Suite 100      1989; Director, Beaver Management
919 Conestoga Road           Corporation (land management
Rosemont, PA 19010           corporation); Managing General
Age: 69                      Partner, Chestnut Street Exchange
                             Fund; Director Emeritus, The Mutual
                             Fire, Marine and Inland Insurance
                             Company.

                                                                              15

                                 BLACKROCK FUNDS
                           FUND MANAGEMENT (CONCLUDED)

                                               TERM OF                                                        TOTAL FUND
                                               OFFICE(2)                                                     COMPENSATION
                             POSITION(S)      AND LENGTH                                                       FOR THE
    NAME, ADDRESS,           HELD WITH         OF TIME                 PRINCIPAL OCCUPATION(S)               YEAR ENDING
         AGE                   FUND             SERVED                 DURING PAST FIVE YEARS                  9/30/04
                                        OFFICERS WHO ARE NOT TRUSTEES
Paul Audet                 Treasurer        Since 2002    Managing Director and Chief Financial Officer of        N/A
BlackRock, Inc.                                           BlackRock, Inc. since 1998; Treasurer of
40 E. 52nd Street                                         BlackRock Liquidity Funds since 2001; Senior
New York, NY 10022                                        Vice President of PNC Bank Corp. from 1991 to
Age: 51                                                   1998.
Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. since May            N/A
BlackRock, Inc.                             (previously   2000; First Vice President and Operating
40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
Age: 42                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                            since         First Vice President, Emerging Markets Fixed
                                            2000)         Income Research (1994-1995), Merrill Lynch &
                                                          Co.
Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                 N/A
BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
40 E. 52nd Street          Officer and                    Inc. since 2004; Managing Director (since
New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 45                    Laundering                     Inc.; Compliance Officer at Moore Capital
                           Compliance                     Management from 1995 to 1998.
                           Office
Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund              N/A
PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC since
301 Bellevue Parkway                                      2003. Vice President and Director of Mutual
Wilmington, DE 19809                                      Fund Accounting and Administration, PFPC Inc.
Age: 40                                                   since November 1997; Assistant Vice President,
                                                          PFPC Inc. from March 1997 to November 1997;
                                                          Senior Accounting Officer, PFPC Inc. from
                                                          March 1993 to March 1997.
Brian P. Kindelan          Secretary        Since 1997    Director and Senior Counsel (since January              N/A
BlackRock Advisors, Inc.                                  2001), and Vice President and Senior Counsel
100 Bellevue Parkway                                      (1998-2000), BlackRock Advisors, Inc.; Senior
Wilmington, DE 19809                                      Counsel, PNC Bank Corp. from May 1995 to
Age: 45                                                   April 1998.
Vincent Tritto             Assistant        Since 2003    Director and Assistant Secretary of BlackRock,          N/A
BlackRock, Inc.            Secretary                      Inc. since 2002. Formerly, Executive Director
40 E. 52nd Street                                         (2000-2002) and Vice President (1998-2000),
New York, NY 10022                                        Morgan Stanley & Co. Incorporated and
Age: 43                                                   Morgan Stanley Asset Management Inc. and
                                                          officer of various Morgan Stanley-sponsored
                                                          investment vehicles; Counsel(1998) and
                                                          Associate (1988-1997), Rogers & Wells LLP,
                                                          New York, NY.

(1)  Mr. Fink is an interested person of the Fund due to his position at
     BlackRock, Inc.
(2)  Each Trustee holds office for an indefinite term until the earlier of (1)
     the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
     Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until the earlier of (1) the next meet-ing of trustees at which his or her successor is appointed and (2)
     such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
     Declaration of Trust.
(3)  On September 10, 2004, the Board of Trustees accepted the resignation of
     Dr. Judith Rodin from the Board and appointed Matina Horner as a Trustee.
(4)  Includes 44 Portfolios of the Fund and one Portfolio of Chestnut Street
     Exchange Fund, which is managed by BlackRock Financial Management, Inc. and
     BlackRock Institutional Management Corporation.

16

                                 BLACKROCK FUNDS
                             ADDITIONAL INFORMATION

(A)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC
     Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
     LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on
     November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                              17

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 BLACKROCK FUNDS

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Commencing in the fiscal year ended September 30, 2005, the Fund will file its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Fund's Form
N-Q, when available, may be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information regarding the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form
N-Q, when available, may also be obtained, upon request, by calling (800)
441-7762.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the
Fund involve investment risks, including the possible loss of the principal amount invested.

[GRAPHIC OMITTED]

SPI

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee, each of whom is an “independent” Trustee: Robert M. Hernandez and Matina Horner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $49,000.

Audit-Related Fees

(b)	The were no fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this.

Tax Fees

(c)	The were no fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees

(d)	The were no fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	BlackRock FundsSM (the “Trust”) has polices and procedures (the “Policy”) for the pre-approval by the Trust’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its November meeting of each year, the Audit Committee will review the services that may be provided by the Independent Auditor under the Policy without obtaining specific pre-approval from the Audit Committee and, thereafter, will revise the list of services from time to time, based on subsequent determinations.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services that would have a direct impact on the operations or financial reporting of the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) BlackRock Advisors, Inc. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority.)

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   Not applicable

(c)   Not applicable

(d)   Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero.

(g)	The were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

See Item 1 for the schedule of investments.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(b)(1)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 dated December 2, 2004 are attached hereto.

(b)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 dated January 25, 2005 are attached hereto.

(c)(1)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 dated December 2, 2004 are attached hereto.

(c)(2)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 dated January 25, 2005 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BlackRock FundsSM

By (Signature and Title)*	/s/ Laurence D. Fink
Laurence D. Fink, President and Principal Executive Officer

Date	January 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laurence D. Fink
Laurence D. Fink, President and Principal Executive Officer

Date	January 25, 2005

By (Signature and Title)*	/s/ Paul L. Audet
Paul L. Audet, Treasurer and Principal Financial Officer (principal financial officer)

Date	January 25, 2005

*	Print the name and title of each signing officer under his or her signature.